UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 through June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2016

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (“S&P 500”) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, U.S. equities outperformed equities in both developed and emerging markets. U.S. corporate bonds and emerging market debt also provided positive returns for the twelve month reporting period.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(2.36)%
Barclays U.S. Aggregate Index	6.00%
MSCI World Index (net of foreign withholding taxes)	(2.78)%
Access Balanced Composite Benchmark	(0.04)%

Net Assets as of 6/30/2016	$755,029,156

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, but outperformed the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the twelve months ended June 30, 2016.

During the reporting period, the Fund’s allocation to equities and its underweight position in core fixed income led to underperformance relative to the Barclays U.S. Aggregate Index. The Fund’s security selection in alternative investment strategies drove its outperformance relative to the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight position and security selection in global equities and its underweight position in fixed income securities, particularly core bonds, hurt its performance relative to the composite benchmark. The Fund’s security selection in alternative strategies and its underweight position in commodities were leading positive contributors to performance relative to the composite benchmark.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The Fund’s allocation to the International Equity and Emerging Markets strategies delivered negative returns, while its allocation to the Liquid Alternatives strategy provided positive returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies, recognizing that regional allocations may be an important driver of returns. Within emerging markets, the Fund’s portfolio managers tilted toward more mature markets in Asia, through passive investment vehicles and active managers whom they believed were poised to capitalize on market opportunities.

Within fixed income, the Fund’s portfolio managers favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher. This underweight position was balanced by an overweight to high yield debt (also known as junk bonds), which offered a yield cushion.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	18.7%
2.	JPMorgan Core Bond Fund, Class R6 Shares	12.8
3.	JPMorgan Core Plus Bond Fund, Class R6 Shares	8.2
4.	iShares MSCI EAFE ETF	6.5
5.	JPMorgan High Yield Fund, Class R6 Shares	6.0
6.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	4.9
7.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	4.8
8.	JPMorgan Unconstrained Debt Fund, Class R6 Shares	4.4
9.	JPMorgan Equity Focus Fund, Select Class Shares	3.0
10.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	2.5

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	33.9%
U.S. Equity	31.7
International Equity	24.1
Money Market	5.4
Alternative Assets	4.9

***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		(7.06)%	1.56%	2.97%
Without Sales Charge		(2.68)	2.49	3.68
CLASS C SHARES	January 4, 2010
With CDSC**		(4.09)	2.00	3.19
Without CDSC		(3.09)	2.00	3.19
INSTITUTIONAL CLASS SHARES	September 30, 2009	(2.21)	2.93	4.12
SELECT CLASS SHARES	September 30, 2009	(2.36)	2.77	3.96

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(3.85)%
MSCI World Index (net of foreign withholding taxes)	(2.78)%
Barclays U.S. Aggregate Index	6.00%
Access Growth Composite Benchmark	(1.81)%

Net Assets as of 6/30/2016	$673,492,563

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed both the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the twelve months ended June 30, 2016.

The Fund’s underperformance versus the Barclays U.S. Aggregate Index was due to the Fund’s allocation to global equities and its underweight position in core fixed income securities. The underperformance versus the MSCI World Index (net of foreign withholding taxes) was due to its overweight positions in emerging market equities and its allocation to core fixed income securities.

During the reporting period, the Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to global equities and its security selection in U.S. and other developed market equities, as well as its underweight position in fixed income securities, detracted from performance relative to the composite benchmark. The Fund’s security selection in alternative investment strategies and its overweight position in high yield bonds (also called “junk bonds”) made a positive contribution to performance relative to the composite benchmark.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The International Equity and Emerging Markets strategies had negative returns, while the Liquid Alternatives strategy provided positive returns.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. large cap equities and equities of developed markets outside the U.S.

Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies, recognizing that regional allocations may be an important driver of returns. The portfolio managers had liquidated the Fund’s emerging market equity holdings by the end of August 2016. Within fixed income, the Fund’s portfolio managers favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	25.5%
2.	iShares MSCI EAFE ETF	9.6
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	9.1
4.	JPMorgan Core Bond Fund, Class R6 Shares	6.9
5.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	5.3
6.	JPMorgan Core Plus Bond Fund, Class R6 Shares	4.0
7.	JPMorgan Equity Focus Fund, Select Class Shares	3.3
8.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	2.9
9.	Goldman Sachs Finance Corp., Linked to the Performance of the MSCI Europe Index, 07/26/16	2.9
10.	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	2.6

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	40.5%
International Equity	34.3
Fixed Income	14.9
Alternative Assets	5.5
Money Market	4.8

***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
With Sales Charge*		(8.38)%	1.90%	3.63%
Without Sales Charge		(4.07)	2.84	4.34
CLASS C SHARES	January 4, 2010
With CDSC**		(5.60)	2.34	3.84
Without CDSC		(4.60)	2.34	3.84
INSTITUTIONAL CLASS SHARES	September 30, 2009	(3.75)	3.25	4.76
SELECT CLASS SHARES	September 30, 2009	(3.85)	3.10	4.60

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark, if applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 8.5%
	Consumer Discretionary — 1.1%
	Auto Components — 0.1%
2,500	Aisin Seiki Co., Ltd., (Japan)	101,833
1,219	Autoliv, Inc., (Sweden), SDR	130,491
2,900	Denso Corp., (Japan)	102,038
5,731	ElringKlinger AG, (Germany)	112,821
42,294	GKN plc, (United Kingdom)	152,912
1,300	Koito Manufacturing Co., Ltd., (Japan)	59,858
7,900	Sumitomo Rubber Industries Ltd., (Japan)	105,764

		765,717

	Automobiles — 0.1%
3,547	Bayerische Motoren Werke AG, (Germany)	258,133
11,000	Honda Motor Co., Ltd., (Japan)	275,938
4,800	Mitsubishi Motors Corp., (Japan)	22,159
7,000	Nissan Motor Co., Ltd., (Japan)	62,470
6,000	Suzuki Motor Corp., (Japan)	162,468
4,700	Toyota Motor Corp., (Japan)	231,703

		1,012,871

	Distributors — 0.0% (g)
900	Pool Corp.	84,627

	Diversified Consumer Services — 0.0% (g)
48,540	AA plc, (United Kingdom)	155,407
2,850	ServiceMaster Global Holdings, Inc. (a)	113,430

		268,837

	Hotels, Restaurants & Leisure — 0.1%
14,751	Compass Group plc, (United Kingdom)	280,644
775	Domino’s Pizza, Inc.	101,819
6,280	Greene King plc, (United Kingdom)	65,399
1,275	Wyndham Worldwide Corp.	90,818
119,200	Wynn Macau Ltd., (China)	172,731

		711,411

	Household Durables — 0.1%
17,100	Panasonic Corp., (Japan)	147,121
8,699	Persimmon plc, (United Kingdom)	168,688
3,300	Sony Corp., (Japan)	97,224
1,275	Tempur Sealy International, Inc. (a)	70,533

		483,566

	Media — 0.3%
2,200	CyberAgent, Inc., (Japan)	133,169
6,502	Eutelsat Communications S.A., (France)	122,726
7,456	Informa plc, (United Kingdom)	72,706
1,940	Liberty Global plc LiLAC, (United Kingdom), Class A (a)	62,573

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
15,546	Liberty Global plc, (United Kingdom), Class A (a)	451,767
6,595	Naspers Ltd., (South Africa), ADR	101,167
16,322	SES S.A., (Luxembourg), FDR	349,414
19,398	Sky plc, (United Kingdom)	220,428
24,197	WPP plc, (United Kingdom)	504,300

		2,018,250

	Multiline Retail — 0.1%
1,400	Dollar Tree, Inc. (a)	131,936
13,700	Lojas Renner S.A., (Brazil)	101,376
20,226	Marks & Spencer Group plc, (United Kingdom)	86,618
1,800	Ryohin Keikaku Co., Ltd., (Japan)	438,656

		758,586

	Specialty Retail — 0.1%
97,220	BCA Marketplace plc, (United Kingdom)	217,433
48,972	Kingfisher plc, (United Kingdom)	210,339
550	O’Reilly Automotive, Inc. (a)	149,105
1,925	Ross Stores, Inc.	109,128
575	Signet Jewelers Ltd.	47,386
925	Tractor Supply Co.	84,341
1,450	Williams-Sonoma, Inc.	75,588

		893,320

	Textiles, Apparel & Luxury Goods — 0.2%
9,018	Burberry Group plc, (United Kingdom)	140,279
743,000	China Hongxing Sports Ltd., (China) (a)	1
4,814	Cie Financiere Richemont S.A., (Switzerland)	281,786
3,700	Hanesbrands, Inc.	92,981
650	Kering, (France)	104,638
1,134	LVMH Moet Hennessy Louis Vuitton SE, (France)	170,933
7,331	Moncler S.p.A., (Italy)	115,737
102,300	Samsonite International S.A.	283,255

		1,189,610

	Total Consumer Discretionary	8,186,795

	Consumer Staples — 0.9%
	Beverages — 0.2%
625	Brown-Forman Corp., Class B	62,350
4,821	Carlsberg A/S, (Denmark), Class B	459,962
22,262	Diageo plc, (United Kingdom)	621,904
9,900	Kirin Holdings Co., Ltd., (Japan)	166,975
4,661	Pernod-Ricard S.A., (France)	516,049

		1,827,240

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Food & Staples Retailing — 0.0% (g)
5,300	Seven & i Holdings Co., Ltd., (Japan)	222,219

	Food Products — 0.3%
4,620	Associated British Foods plc, (United Kingdom)	168,345
2,563	Danone S.A., (France)	179,366
17,476	Nestle S.A., (Switzerland)	1,354,011
2,400	WhiteWave Foods Co. (The) (a)	112,656
62,000	Wilmar International Ltd., (Singapore)	150,927

		1,965,305

	Household Products — 0.1%
750	Church & Dwight Co., Inc.	77,168
23,675	PZ Cussons plc, (United Kingdom)	104,081
2,050	Reckitt Benckiser Group plc, (United Kingdom)	205,557

		386,806

	Personal Products — 0.2%
4,247	L’Oreal S.A., (France)	813,102
20,806	Unilever plc, (United Kingdom)	996,923

		1,810,025

	Tobacco — 0.1%
5,665	British American Tobacco plc, (United Kingdom)	367,256
5,549	Imperial Brands plc, (United Kingdom)	300,938
1,400	Japan Tobacco, Inc., (Japan)	56,423

		724,617

	Total Consumer Staples	6,936,212

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
12,976	WorleyParsons Ltd., (Australia)	71,205

	Oil, Gas & Consumable Fuels — 0.3%
55,050	Beach Energy Ltd., (Australia)	25,618
475	Cimarex Energy Co.	56,677
8,915	Enbridge, Inc., (Canada)	377,660
10,025	Oil Search Ltd., (Australia)	50,622
1,175	Range Resources Corp.	50,690
3,880	Royal Dutch Shell plc, (Netherlands), Class B	107,199
7,700	Royal Dutch Shell plc, (Netherlands), Class B, ADR	431,200
9,507	Statoil ASA, (Norway)	164,266
18,935	TOTAL S.A., (France)	908,047

		2,171,979

	Total Energy	2,243,184

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 1.6%
	Banks — 0.6%
5,760	ABN AMRO Group N.V., (Netherlands), CVA (e)	94,698
16,712	Australia & New Zealand Banking Group Ltd., (Australia)	304,493
8,239	Barclays plc, (United Kingdom), ADR	62,616
10,391	BNP Paribas S.A., (France)	455,703
7,767	Commerzbank AG, (Germany)	50,581
6,348	Danske Bank A/S, (Denmark)	167,082
32,472	DBS Group Holdings Ltd., (Singapore)	382,875
34,742	DNB ASA, (Norway)	415,855
3,225	HDFC Bank Ltd., (India), ADR	213,979
37,936	ING Groep N.V., (Netherlands), CVA	392,483
85,247	Intesa Sanpaolo S.p.A., (Italy)	162,371
609,696	Lloyds Banking Group plc, (United Kingdom)	441,597
6,300	National Bank of Canada, (Canada)	215,486
23,579	Nordea Bank AB, (Sweden)	200,036
31,228	Royal Bank of Scotland Group plc, (United Kingdom) (a)	70,767
14,982	Standard Chartered plc, (United Kingdom)	113,668
3,100	Sumitomo Mitsui Financial Group, Inc., (Japan)	89,513
72,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	234,275
800	SVB Financial Group (a)	76,128
36,503	Svenska Handelsbanken AB, (Sweden), Class A	443,165
7,618	Swedbank AB, (Sweden), Class A	160,001
11,600	United Overseas Bank Ltd., (Singapore)	159,824

		4,907,196

	Capital Markets — 0.1%
5,300	Apollo Global Management LLC, Class A	80,295
1,992	Close Brothers Group plc, (United Kingdom)	30,195
18,399	Credit Suisse Group AG, (Switzerland) (a)	195,994
9,072	GAM Holding AG, (Switzerland) (a)	96,847
23,790	Henderson Group plc, (United Kingdom)	67,634
3,609	Macquarie Group Ltd., (Australia)	187,864
6,858	UBS Group AG, (Switzerland)	88,987

		747,816

	Consumer Finance — 0.0% (g)
7,500	Credit Saison Co., Ltd., (Japan)	125,989

	Diversified Financial Services — 0.1%
27,751	Challenger Ltd., (Australia)	181,304
26,500	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	101,828

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — continued
1,150	Nasdaq, Inc.	74,370
1,500	S&P Global, Inc.	160,890

		518,392

	Insurance — 0.6%
189,000	AIA Group Ltd., (Hong Kong)	1,136,594
1,453	Allianz SE, (Germany)	207,281
3,200	Allied World Assurance Co. Holdings AG, (Switzerland)	112,448
3,575	Assured Guaranty Ltd., (Bermuda)	90,698
40,151	Aviva plc, (United Kingdom)	211,648
17,865	AXA S.A., (France)	353,238
37,519	Direct Line Insurance Group plc, (United Kingdom)	173,456
1,137	Muenchener Rueckversicherungs-Gesellschaft AG, (Germany)	190,669
27,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	119,628
26,807	Prudential plc, (United Kingdom)	454,885
6,134	QBE Insurance Group Ltd., (Australia)	48,456
975	RenaissanceRe Holdings Ltd., (Bermuda)	114,504
30,398	RSA Insurance Group plc, (United Kingdom)	203,739
13,610	Sampo OYJ, (Finland), Class A	556,599
28,456	Storebrand ASA, (Norway) (a)	107,946
7,700	Sun Life Financial, Inc., (Canada)	252,942
7,800	Tokio Marine Holdings, Inc., (Japan)	259,670

		4,594,401

	Real Estate Investment Trusts (REITs) — 0.1%
8,076	Great Portland Estates plc, (United Kingdom)	67,600
35,644	Scentre Group, (Australia)	132,024
696	Unibail-Rodamco SE, (France)	180,051

		379,675

	Real Estate Management & Development — 0.1%
3,800	CBRE Group, Inc., Class A (a)	100,624
23,596	Cheung Kong Property Holdings Ltd., (Hong Kong)	148,670
17,294	Deutsche Wohnen AG, (Germany)	588,828
4,000	Mitsui Fudosan Co., Ltd., (Japan)	91,803

		929,925

	Total Financials	12,203,394

	Health Care — 1.3%
	Biotechnology — 0.2%
1,944	CSL Ltd., (Australia)	163,943
4,534	Genmab A/S, (Denmark) (a)	826,762

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
5,298	Grifols S.A., (Preference Shares), (Spain), Class B	88,868
1,950	Medivation, Inc. (a)	117,585
775	Vertex Pharmaceuticals, Inc. (a)	66,666

		1,263,824

	Health Care Equipment & Supplies — 0.2%
5,200	Boston Scientific Corp. (a)	121,524
10,946	Elekta AB, (Sweden), Class B	89,041
2,528	Essilor International S.A., (France)	332,253
7,176	GN Store Nord A/S, (Denmark)	129,630
2,775	Medtronic plc, (Ireland)	240,787
461	Sonova Holding AG, (Switzerland)	61,186
6,000	Sysmex Corp., (Japan)	413,151

		1,387,572

	Health Care Providers & Services — 0.1%
1,475	Centene Corp. (a)	105,271
3,800	DaVita HealthCare Partners, Inc. (a)	293,816
2,900	Envision Healthcare Holdings, Inc. (a)	73,573
5,250	Fresenius SE & Co. KGaA, (Germany)	385,757
2,800	Miraca Holdings, Inc., (Japan)	121,430
2,900	Premier, Inc., Class A (a)	94,830
800	Universal Health Services, Inc., Class B	107,280

		1,181,957

	Pharmaceuticals — 0.8%
27,000	Astellas Pharma, Inc., (Japan)	423,423
10,310	AstraZeneca plc, (United Kingdom)	616,368
5,568	Bayer AG, (Germany)	559,222
3,800	GlaxoSmithKline plc, (United Kingdom), ADR	164,692
10,106	Novartis AG, (Switzerland)	834,135
20,795	Novo Nordisk A/S, (Denmark), Class B	1,119,871
5,471	Roche Holding AG, (Switzerland)	1,443,687
4,984	Sanofi, (France)	414,084
1,150	Shire plc, (United Sates), ADR	211,692
3,800	Takeda Pharmaceutical Co., Ltd., (Japan)	163,887

		5,951,061

	Total Health Care	9,784,414

	Industrials — 1.2%
	Aerospace & Defense — 0.2%
4,671	Airbus Group SE, (France)	267,741
1,950	Hexcel Corp.	81,198
900	L-3 Communications Holdings, Inc.	132,021
26,339	Meggitt plc, (United Kingdom)	143,164
1,000	Rockwell Collins, Inc.	85,140

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
1,229,081	Rolls-Royce Holdings plc, (United Kingdom) (a)	1,636
16,929	Rolls-Royce Holdings plc, (United Kingdom) (a)	161,587
7,385	Safran S.A., (France)	497,319
300	TransDigm Group, Inc. (a)	79,107
11,476	Zodiac Aerospace, (France)	267,718

		1,716,631

	Airlines — 0.0% (g)
1,200	Ryanair Holdings plc, (Ireland), ADR	83,448

	Building Products — 0.1%
24,802	Assa Abloy AB, (Sweden), Class B	510,247

	Commercial Services & Supplies — 0.1%
222,000	China Everbright International Ltd., (Hong Kong)	248,229
2,000	Copart, Inc. (a)	98,020

		346,249

	Electrical Equipment — 0.1%
8,946	ABB Ltd., (Switzerland) (a)	177,060
1,800	AMETEK, Inc.	83,214
625	Hubbell, Inc.	65,919
3,566	Legrand S.A., (France)	182,548
33,000	Mitsubishi Electric Corp., (Japan)	393,966
2,200	Nidec Corp., (Japan)	167,471

		1,070,178

	Industrial Conglomerates — 0.2%
21,096	CK Hutchison Holdings Ltd., (Hong Kong)	232,066
2,575	DCC plc, (Ireland)	226,599
6,400	Jardine Matheson Holdings Ltd., (Hong Kong)	374,168
9,525	Koninklijke Philips N.V., (Netherlands)	236,566
18,000	Sembcorp Industries Ltd., (Singapore)	38,118
4,062	Siemens AG, (Germany)	416,847

		1,524,364

	Machinery — 0.2%
3,100	FANUC Corp., (Japan)	504,287
33,000	Kawasaki Heavy Industries Ltd., (Japan)	93,048
8,000	Kubota Corp., (Japan)	108,203
300	Lincoln Electric Holdings, Inc.	17,724
2,600	SMC Corp., (Japan)	639,668
8,800	THK Co., Ltd., (Japan)	149,991
975	WABCO Holdings, Inc. (a)	89,281

		1,602,202

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.0% (g)
133	AP Moeller—Maersk A/S, (Denmark), Class B	173,718
24,000	Nippon Yusen KK, (Japan)	42,222

		215,940

	Professional Services — 0.1%
2,489	DKSH Holding AG, (Switzerland)	163,049
1,625	Equifax, Inc.	208,650
5,300	Nielsen Holdings plc	275,441
2,700	Recruit Holdings Co., Ltd., (Japan)	98,642
1,100	Verisk Analytics, Inc. (a)	89,188

		834,970

	Road & Rail — 0.1%
2,550	Avis Budget Group, Inc. (a)	82,187
1,665	Canadian National Railway Co., (Canada)	98,335
1,200	Central Japan Railway Co., (Japan)	213,436
1,275	Genesee & Wyoming, Inc., Class A (a)	75,161

		469,119

	Trading Companies & Distributors — 0.1%
2,500	AerCap Holdings N.V., (Ireland) (a)	83,975
1,250	Fastenal Co.	55,487
9,300	Mitsubishi Corp., (Japan)	163,748
22,200	Sumitomo Corp., (Japan)	223,774

		526,984

	Transportation Infrastructure — 0.0% (g)
49,905	Sydney Airport, (Australia)	260,586

	Total Industrials	9,160,918

	Information Technology — 1.1%
	Communications Equipment — 0.0% (g)
18,239	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	140,122

	Electronic Equipment, Instruments & Components — 0.4%
1,600	Amphenol Corp., Class A	91,728
28,500	Hamamatsu Photonics KK, (Japan)	799,685
1,580	Keyence Corp., (Japan)	1,078,079
4,600	Murata Manufacturing Co., Ltd., (Japan)	515,728
4,100	Omron Corp., (Japan)	133,827

		2,619,047

	Internet Software & Services — 0.1%
1,503	Alibaba Group Holding Ltd., (China), ADR (a)	119,534
580	Baidu, Inc., (China), ADR (a)	95,787
425	CoStar Group, Inc. (a)	92,931
5,000	Kakaku.com, Inc., (Japan)	99,348
116	NAVER Corp., (South Korea)	71,864

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
7,900	Tencent Holdings Ltd., (China)	181,223
76,400	Yahoo! Japan Corp., (Japan)	338,785

		999,472

	IT Services — 0.2%
950	Alliance Data Systems Corp. (a)	186,124
8,307	Amadeus IT Holding S.A., (Spain), Class A	365,996
2,400	Amdocs Ltd.	138,528
3,400	Booz Allen Hamilton Holding Corp.	100,776
1,050	Fidelity National Information Services, Inc.	77,364
600	FleetCor Technologies, Inc. (a)	85,878
1,500	Gartner, Inc. (a)	146,115
1,575	Global Payments, Inc.	112,423
9,700	Infosys Ltd., (India), ADR	173,145
2,750	NeuStar, Inc., Class A (a)	64,653
2,000	Vantiv, Inc., Class A (a)	113,200

		1,564,202

	Semiconductors & Semiconductor Equipment — 0.3%
6,710	ASML Holding N.V., (Netherlands)	660,521
1,600	Broadcom Ltd., (Singapore)	248,640
925	NXP Semiconductors N.V., (Netherlands) (a)	72,464
71,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan) (a)	357,818
14,820	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	388,729
2,100	Tokyo Electron Ltd., (Japan)	177,468
2,300	Xilinx, Inc.	106,099

		2,011,739

	Software — 0.1%
1,050	Electronic Arts, Inc. (a)	79,548
4,243	Gemalto N.V., (Netherlands)	257,058
2,500	Oracle Corp., (Japan)	133,308
1,575	Qlik Technologies, Inc. (a)	46,588
2,283	SAP SE, (Germany)	171,465
2,850	SS&C Technologies Holdings, Inc.	80,028
7,200	Trend Micro, Inc., (Japan)	257,501

		1,025,496

	Technology Hardware, Storage & Peripherals — 0.0% (g)
137	Samsung Electronics Co., Ltd., (South Korea)	170,613

	Total Information Technology	8,530,691

	Materials — 0.3%
	Chemicals — 0.2%
1,255	Air Liquide S.A., (France)	130,748
46,000	Asahi Kasei Corp., (Japan)	320,116

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
2,387	BASF SE, (Germany)	183,032
2,625	Covestro AG, (Germany) (e)	116,918
900	Ecolab, Inc.	106,740
87	Givaudan S.A., (Switzerland)	175,177
625	International Flavors & Fragrances, Inc.	78,794
2,100	RPM International, Inc.	104,895
7,000	Tosoh Corp., (Japan)	32,288
4,136	Umicore S.A., (Belgium)	213,642

		1,462,350

	Construction Materials — 0.0% (g)
550	Martin Marietta Materials, Inc.	105,600

	Containers & Packaging — 0.0% (g)
1,925	Sealed Air Corp.	88,492

	Metals & Mining — 0.1%
10,660	Antofagasta plc, (Chile)	66,657
3,140	BHP Billiton Ltd., (Australia)	43,759
10,672	BHP Billiton plc, (Australia)	135,075
1,944	Rio Tinto Ltd., (United Kingdom)	67,244
2,210	Rio Tinto plc, (United Kingdom)	68,657
87,141	South32 Ltd., (Australia) (a)	102,198

		483,590

	Paper & Forest Products — 0.0% (g)
16,532	Stora Enso OYJ, (Finland), Class R	132,952

	Total Materials	2,272,984

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.3%
4,900	KT Corp., (South Korea)	126,552
1,650	Level 3 Communications, Inc. (a)	84,959
12,200	Nippon Telegraph & Telephone Corp., (Japan)	572,118
3,125	SBA Communications Corp., Class A (a)	337,313
57,700	Singapore Telecommunications Ltd., (Singapore)	178,213
35,913	TDC A/S, (Denmark)	175,991
125,677	Telecom Italia S.p.A., (Italy), FDR	80,858
49,190	Telefonica Deutschland Holding AG, (Germany)	202,618
18,460	Telefonica S.A., (Spain)	175,256
15,887	Telstra Corp., Ltd., (Australia)	66,403

		2,000,281

	Wireless Telecommunication Services — 0.3%
6,900	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	84,594
8,200	KDDI Corp., (Japan)	249,360

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — continued
12,100	NTT DOCOMO, Inc., (Japan)	326,319
10,200	SoftBank Group Corp., (Japan)	576,831
142,300	Vodafone Group plc, (United Kingdom)	433,853
12,581	Vodafone Group plc, (United Kingdom), ADR	388,627

		2,059,584

	Total Telecommunication Services	4,059,865

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
7,008	SSE plc, (United Kingdom)	145,859

	Multi-Utilities — 0.1%
9,043	E.ON SE, (Germany)	91,287
15,051	Engie S.A., (France)	241,669
31,927	National Grid plc, (United Kingdom)	469,497

		802,453

	Total Utilities	948,312

	Total Common Stocks (Cost $58,589,982)	64,326,769

Exchange-Traded Funds — 28.6%
	International Equity — 7.8%
883,340	iShares MSCI EAFE ETF	49,299,205
191,100	iShares MSCI Japan ETF	2,197,650
194,600	WisdomTree Japan Hedged Equity Fund	7,546,588

	Total International Equity	59,043,443

	U.S. Equity — 20.8%
101,600	iShares Core S&P Mid Cap ETF	15,178,024
678,000	SPDR S&P 500 ETF Trust	142,061,340

	Total U.S. Equity	157,239,364

	Total Exchange-Traded Funds (Cost $206,473,301)	216,282,807

Alternative Investment — 2.5%
	Alternative Assets — 2.5%
139,268	Marshall Wace UCITS Fund plc—MW TOPS UCITS Fund, Class F Shares (Ireland) (a)(u) (Cost $15,634,950)	18,707,593

Investment Companies — 59.1%
	Alternative Assets — 2.5%
876,505	AQR Managed Futures Strategy Fund, Class R6 Shares	9,115,655
1,037,377	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares (a)	9,720,220

	Total Alternative Assets	18,835,875

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 34.3% (b)
8,123,089	JPMorgan Core Bond Fund, Class R6 Shares	97,558,300
7,469,670	JPMorgan Core Plus Bond Fund, Class R6 Shares	62,670,528
6,438,868	JPMorgan High Yield Fund, Class R6 Shares	45,909,127
1,795,033	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	18,578,586
3,400,842	JPMorgan Unconstrained Debt Fund, Class R6 Shares	33,668,333

	Total Fixed Income	258,384,874

	International Equity — 6.7%
2,023,241	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	36,094,612
771,249	Oakmark International Fund, Class I Shares	14,746,274

	Total International Equity	50,840,886

	Money Market — 5.4%
40,827,847	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	40,827,847

	Total Money Market	40,827,847

	U.S. Equity — 10.2%
948,424	JPMorgan Equity Focus Fund, Select Class Shares (b)	22,686,300
1,416,033	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	37,439,913
442,870	Parnassus Core Equity Fund, Institutional Class Shares	16,851,196

	Total U.S. Equity	76,977,409

	Total Investment Companies (Cost $430,454,212)	445,866,891

Structured Note — 2.2%
	International Equity — 2.2%
17,000,000	Goldman Sachs Finance Corp., Linked to the Performance of the MSCI Europe Index, 07/26/16 (a) (Cost $17,000,000)	16,296,558

	Total Investments — 100.9% (Cost $728,152,445)	761,480,618
	Liabilities in Excess of Other Assets — (0.9)% (s)	(6,451,462)

	NET ASSETS — 100.0%	$755,029,156

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.1%
Ireland	2.5
Japan	1.7
United Kingdom	1.3
Others (each less than 1.0%)	4.4

* Percentages indicated are based on total investments as of June 30, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 10.7%
	Consumer Discretionary — 1.4%
	Auto Components — 0.1%
2,700	Aisin Seiki Co., Ltd., (Japan)	109,980
1,318	Autoliv, Inc., (Sweden), SDR	141,088
3,000	Denso Corp., (Japan)	105,556
7,101	ElringKlinger AG, (Germany)	139,791
45,744	GKN plc, (United Kingdom)	165,385
1,300	Koito Manufacturing Co., Ltd., (Japan)	59,858
8,500	Sumitomo Rubber Industries Ltd., (Japan)	113,797

		835,455

	Automobiles — 0.2%
3,638	Bayerische Motoren Werke AG, (Germany)	264,756
11,900	Honda Motor Co., Ltd., (Japan)	298,515
5,200	Mitsubishi Motors Corp., (Japan)	24,005
7,900	Nissan Motor Co., Ltd., (Japan)	70,502
6,500	Suzuki Motor Corp., (Japan)	176,007
5,200	Toyota Motor Corp., (Japan)	256,352

		1,090,137

	Distributors — 0.0% (g)
1,150	Pool Corp.	108,135

	Diversified Consumer Services — 0.1%
57,669	AA plc, (United Kingdom)	184,635
3,550	ServiceMaster Global Holdings, Inc. (a)	141,290

		325,925

	Hotels, Restaurants & Leisure — 0.1%
15,483	Compass Group plc, (United Kingdom)	294,570
975	Domino’s Pizza, Inc.	128,095
6,240	Greene King plc, (United Kingdom)	64,983
1,625	Wyndham Worldwide Corp.	115,749
139,600	Wynn Macau Ltd., (China)	202,292

		805,689

	Household Durables — 0.1%
18,500	Panasonic Corp., (Japan)	159,166
9,408	Persimmon plc, (United Kingdom)	182,437
3,500	Sony Corp., (Japan)	103,117
1,625	Tempur Sealy International, Inc. (a)	89,895

		534,615

	Media — 0.3%
2,400	CyberAgent, Inc., (Japan)	145,275
7,022	Eutelsat Communications S.A., (France)	132,541
7,972	Informa plc, (United Kingdom)	77,738
2,284	Liberty Global plc LiLAC, (United Kingdom), Class A (a)	73,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
75	Liberty Global plc LiLAC, (United Kingdom), Class C (a)	2,452
18,309	Liberty Global plc, (United Kingdom), Class A (a)	532,059
605	Liberty Global plc, (United Kingdom), Series C (a)	17,333
7,375	Naspers Ltd., (South Africa), ADR	113,132
18,237	SES S.A., (Luxembourg), FDR	390,410
20,940	Sky plc, (United Kingdom)	237,951
26,138	WPP plc, (United Kingdom)	544,753

		2,267,339

	Multiline Retail — 0.1%
1,800	Dollar Tree, Inc. (a)	169,632
14,900	Lojas Renner S.A., (Brazil)	110,255
23,734	Marks & Spencer Group plc, (United Kingdom)	101,641
1,400	Ryohin Keikaku Co., Ltd., (Japan)	341,177

		722,705

	Specialty Retail — 0.2%
108,590	BCA Marketplace plc, (United Kingdom)	242,862
52,917	Kingfisher plc, (United Kingdom)	227,283
700	O’Reilly Automotive, Inc. (a)	189,770
2,450	Ross Stores, Inc.	138,890
700	Signet Jewelers Ltd.	57,687
1,175	Tractor Supply Co.	107,136
1,850	Williams-Sonoma, Inc.	96,441

		1,060,069

	Textiles, Apparel & Luxury Goods — 0.2%
10,378	Burberry Group plc, (United Kingdom)	161,434
755,000	China Hongxing Sports Ltd., (China) (a)	1
5,390	Cie Financiere Richemont S.A., (Switzerland)	315,502
4,700	Hanesbrands, Inc.	118,111
751	Kering, (France)	120,897
1,266	LVMH Moet Hennessy Louis Vuitton SE, (France)	190,830
7,421	Moncler S.p.A., (Italy)	117,158
122,400	Samsonite International S.A.	338,909

		1,362,842

	Total Consumer Discretionary	9,112,911

	Consumer Staples — 1.2%
	Beverages — 0.3%
875	Brown-Forman Corp., Class B	87,290
5,509	Carlsberg A/S, (Denmark), Class B	525,603
24,513	Diageo plc, (United Kingdom)	684,787

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Beverages — continued
11,100	Kirin Holdings Co., Ltd., (Japan)	187,214
5,243	Pernod-Ricard S.A., (France)	580,486

		2,065,380

	Food & Staples Retailing — 0.1%
5,700	Seven & i Holdings Co., Ltd., (Japan)	238,990

	Food Products — 0.3%
5,310	Associated British Foods plc, (United Kingdom)	193,488
3,132	Danone S.A., (France)	219,185
18,964	Nestle S.A., (Switzerland)	1,469,299
3,000	WhiteWave Foods Co. (The) (a)	140,820
71,300	Wilmar International Ltd., (Singapore)	173,566

		2,196,358

	Household Products — 0.1%
950	Church & Dwight Co., Inc.	97,745
19,525	PZ Cussons plc, (United Kingdom)	85,837
2,175	Reckitt Benckiser Group plc, (United Kingdom)	218,091

		401,673

	Personal Products — 0.3%
4,849	L’Oreal S.A., (France)	928,358
22,278	Unilever plc, (United Kingdom)	1,067,454

		1,995,812

	Tobacco — 0.1%
6,985	British American Tobacco plc, (United Kingdom)	452,831
6,269	Imperial Brands plc, (United Kingdom)	339,985
1,900	Japan Tobacco, Inc., (Japan)	76,574

		869,390

	Total Consumer Staples	7,767,603

	Energy — 0.4%
	Energy Equipment & Services — 0.0% (g)
14,214	WorleyParsons Ltd., (Australia)	77,999

	Oil, Gas & Consumable Fuels — 0.4%
59,851	Beach Energy Ltd., (Australia)	27,852
625	Cimarex Energy Co.	74,575
9,195	Enbridge, Inc., (Canada)	389,522
27,027	Oil Search Ltd., (Australia)	136,475
1,450	Range Resources Corp.	62,553
4,335	Royal Dutch Shell plc, (Netherlands), Class B	119,770
8,300	Royal Dutch Shell plc, (Netherlands), Class B, ADR	464,800

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
10,864	Statoil ASA, (Norway)	187,713
18,782	TOTAL S.A., (France)	900,710

		2,363,970

	Total Energy	2,441,969

	Financials — 2.0%
	Banks — 0.8%
7,480	ABN AMRO Group N.V., (Netherlands), CVA (e)	122,976
17,883	Australia & New Zealand Banking Group Ltd., (Australia)	325,829
8,746	Barclays plc, (United Kingdom), ADR	66,470
12,180	BNP Paribas S.A., (France)	534,160
7,535	Commerzbank AG, (Germany)	49,071
6,939	Danske Bank A/S, (Denmark)	182,637
35,772	DBS Group Holdings Ltd., (Singapore)	421,785
38,043	DNB ASA, (Norway)	455,367
3,650	HDFC Bank Ltd., (India), ADR	242,177
40,835	ING Groep N.V., (Netherlands), CVA	422,475
92,238	Intesa Sanpaolo S.p.A., (Italy)	175,687
690,949	Lloyds Banking Group plc, (United Kingdom)	500,448
7,000	National Bank of Canada, (Canada)	239,429
26,920	Nordea Bank AB, (Sweden)	228,380
33,735	Royal Bank of Scotland Group plc, (United Kingdom) (a)	76,449
16,185	Standard Chartered plc, (United Kingdom)	122,795
3,800	Sumitomo Mitsui Financial Group, Inc., (Japan)	109,725
78,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	253,797
975	SVB Financial Group (a)	92,781
38,466	Svenska Handelsbanken AB, (Sweden), Class A	466,997
8,335	Swedbank AB, (Sweden), Class A	175,061
12,600	United Overseas Bank Ltd., (Singapore)	173,602

		5,438,098

	Capital Markets — 0.1%
6,700	Apollo Global Management LLC, Class A	101,505
1,973	Close Brothers Group plc, (United Kingdom)	29,907
18,120	Credit Suisse Group AG, (Switzerland) (a)	193,022
9,721	GAM Holding AG, (Switzerland) (a)	103,775
18,780	Henderson Group plc, (United Kingdom)	53,391
3,733	Macquarie Group Ltd., (Australia)	194,319
7,670	UBS Group AG, (Switzerland)	99,523

		775,442

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.0% (g)
8,100	Credit Saison Co., Ltd., (Japan)	136,068

	Diversified Financial Services — 0.1%
28,143	Challenger Ltd., (Australia)	183,865
27,100	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	104,133
1,500	Nasdaq, Inc.	97,005
1,900	S&P Global, Inc.	203,794

		588,797

	Insurance — 0.7%
184,000	AIA Group Ltd., (Hong Kong)	1,106,525
1,571	Allianz SE, (Germany)	224,115
4,000	Allied World Assurance Co. Holdings AG, (Switzerland)	140,560
4,500	Assured Guaranty Ltd., (Bermuda)	114,165
43,402	Aviva plc, (United Kingdom)	228,784
19,208	AXA S.A., (France)	379,792
40,549	Direct Line Insurance Group plc, (United Kingdom)	187,464
1,228	Muenchener Rueckversicherungs-Gesellschaft AG, (Germany)	205,930
29,000	Ping An Insurance Group Co. of China Ltd., (China), Class H	128,490
29,444	Prudential plc, (United Kingdom)	499,633
7,017	QBE Insurance Group Ltd., (Australia)	55,432
1,225	RenaissanceRe Holdings Ltd., (Bermuda)	143,864
34,675	RSA Insurance Group plc, (United Kingdom)	232,405
16,221	Sampo OYJ, (Finland), Class A	663,379
32,814	Storebrand ASA, (Norway) (a)	124,478
8,100	Sun Life Financial, Inc., (Canada)	266,081
8,400	Tokio Marine Holdings, Inc., (Japan)	279,645

		4,980,742

	Real Estate Investment Trusts (REITs) — 0.1%
8,735	Great Portland Estates plc, (United Kingdom)	73,116
41,368	Scentre Group, (Australia)	153,225
753	Unibail-Rodamco SE, (France)	194,797

		421,138

	Real Estate Management & Development — 0.2%
4,800	CBRE Group, Inc., Class A (a)	127,104
25,464	Cheung Kong Property Holdings Ltd., (Hong Kong)	160,440
18,929	Deutsche Wohnen AG, (Germany)	644,496
4,000	Mitsui Fudosan Co., Ltd., (Japan)	91,803

		1,023,843

	Total Financials	13,364,128

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 1.5%
	Biotechnology — 0.2%
2,085	CSL Ltd., (Australia)	175,833
4,391	Genmab A/S, (Denmark) (a)	800,687
6,052	Grifols S.A., (Preference Shares), (Spain), Class B	101,516
2,450	Medivation, Inc. (a)	147,735
975	Vertex Pharmaceuticals, Inc. (a)	83,870

		1,309,641

	Health Care Equipment & Supplies — 0.2%
6,600	Boston Scientific Corp. (a)	154,242
11,704	Elekta AB, (Sweden), Class B	95,208
2,877	Essilor International S.A., (France)	378,121
8,366	GN Store Nord A/S, (Denmark)	151,126
3,445	Medtronic plc, (Ireland)	298,922
445	Sonova Holding AG, (Switzerland)	59,063
6,700	Sysmex Corp., (Japan)	461,352

		1,598,034

	Health Care Providers & Services — 0.2%
1,850	Centene Corp. (a)	132,034
4,800	DaVita HealthCare Partners, Inc. (a)	371,136
3,700	Envision Healthcare Holdings, Inc. (a)	93,869
5,680	Fresenius SE & Co. KGaA, (Germany)	417,352
3,100	Miraca Holdings, Inc., (Japan)	134,441
3,700	Premier, Inc., Class A (a)	120,990
1,025	Universal Health Services, Inc., Class B	137,453

		1,407,275

	Pharmaceuticals — 0.9%
29,200	Astellas Pharma, Inc., (Japan)	457,924
11,530	AstraZeneca plc, (United Kingdom)	689,304
6,024	Bayer AG, (Germany)	605,020
4,100	GlaxoSmithKline plc, (United Kingdom), ADR	177,694
11,016	Novartis AG, (Switzerland)	909,245
20,845	Novo Nordisk A/S, (Denmark), Class B	1,122,564
5,054	Roche Holding AG, (Switzerland)	1,333,649
5,244	Sanofi, (France)	435,686
1,250	Shire plc, (United Sates), ADR	230,100
4,100	Takeda Pharmaceutical Co., Ltd., (Japan)	176,825

		6,138,011

	Total Health Care	10,452,961

	Industrials — 1.6%
	Aerospace & Defense — 0.3%
5,180	Airbus Group SE, (France)	296,917
2,450	Hexcel Corp.	102,018

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
1,150	L-3 Communications Holdings, Inc.	168,694
28,467	Meggitt plc, (United Kingdom)	154,731
1,275	Rockwell Collins, Inc.	108,554
19,562	Rolls-Royce Holdings plc, (United Kingdom) (a)	186,719
1,317,973	Rolls-Royce Holdings plc, (United Kingdom) (a)	1,754
8,398	Safran S.A., (France)	565,536
375	TransDigm Group, Inc. (a)	98,884
13,268	Zodiac Aerospace, (France)	309,522

		1,993,329

	Airlines — 0.0% (g)
1,550	Ryanair Holdings plc, (Ireland), ADR	107,787

	Building Products — 0.1%
31,441	Assa Abloy AB, (Sweden), Class B	646,830

	Commercial Services & Supplies — 0.1%
317,960	China Everbright International Ltd., (Hong Kong)	355,526
2,500	Copart, Inc. (a)	122,525

		478,051

	Electrical Equipment — 0.2%
9,669	ABB Ltd., (Switzerland) (a)	191,370
2,250	AMETEK, Inc.	104,017
800	Hubbell, Inc.	84,376
3,685	Legrand S.A., (France)	188,640
37,000	Mitsubishi Electric Corp., (Japan)	441,719
2,500	Nidec Corp., (Japan)	190,308

		1,200,430

	Industrial Conglomerates — 0.2%
22,964	CK Hutchison Holdings Ltd., (Hong Kong)	252,615
2,779	DCC plc, (Ireland)	244,551
7,100	Jardine Matheson Holdings Ltd., (Hong Kong)	415,092
10,304	Koninklijke Philips N.V., (Netherlands)	255,913
20,600	Sembcorp Industries Ltd., (Singapore)	43,624
4,444	Siemens AG, (Germany)	456,049

		1,667,844

	Machinery — 0.3%
3,500	FANUC Corp., (Japan)	569,356
43,000	Kawasaki Heavy Industries Ltd., (Japan)	121,245
10,000	Kubota Corp., (Japan)	135,253
325	Lincoln Electric Holdings, Inc.	19,201
3,100	SMC Corp., (Japan)	762,681
9,500	THK Co., Ltd., (Japan)	161,922

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
1,250	WABCO Holdings, Inc. (a)	114,463

		1,884,121

	Marine — 0.0% (g)
143	AP Moeller—Maersk A/S, (Denmark), Class B	186,780
24,000	Nippon Yusen KK, (Japan)	42,222

		229,002

	Professional Services — 0.1%
3,121	DKSH Holding AG, (Switzerland)	204,450
2,050	Equifax, Inc.	263,220
6,700	Nielsen Holdings plc	348,199
2,800	Recruit Holdings Co., Ltd., (Japan)	102,295
1,400	Verisk Analytics, Inc. (a)	113,512

		1,031,676

	Road & Rail — 0.1%
3,200	Avis Budget Group, Inc. (a)	103,136
1,715	Canadian National Railway Co., (Canada)	101,288
1,300	Central Japan Railway Co., (Japan)	231,223
1,600	Genesee & Wyoming, Inc., Class A (a)	94,320

		529,967

	Trading Companies & Distributors — 0.1%
3,150	AerCap Holdings N.V., (Ireland) (a)	105,809
1,575	Fastenal Co.	69,914
10,000	Mitsubishi Corp., (Japan)	176,073
24,000	Sumitomo Corp., (Japan)	241,918

		593,714

	Transportation Infrastructure — 0.1%
70,387	Sydney Airport, (Australia)	367,536

	Total Industrials	10,730,287

	Information Technology — 1.4%
	Communications Equipment — 0.0% (g)
19,467	Telefonaktiebolaget LM Ericsson, (Sweden), Class B	149,556

	Electronic Equipment, Instruments & Components — 0.4%
2,000	Amphenol Corp., Class A	114,660
33,000	Hamamatsu Photonics KK, (Japan)	925,951
1,840	Keyence Corp., (Japan)	1,255,485
5,100	Murata Manufacturing Co., Ltd., (Japan)	571,785
4,400	Omron Corp., (Japan)	143,619

		3,011,500

	Internet Software & Services — 0.2%
1,455	Alibaba Group Holding Ltd., (China), ADR (a)	115,716
650	Baidu, Inc., (China), ADR (a)	107,348

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
525	CoStar Group, Inc. (a)	114,796
5,400	Kakaku.com, Inc., (Japan)	107,296
125	NAVER Corp., (South Korea)	77,440
8,500	Tencent Holdings Ltd., (China)	194,987
82,100	Yahoo! Japan Corp., (Japan)	364,061

		1,081,644

	IT Services — 0.3%
1,200	Alliance Data Systems Corp. (a)	235,104
8,860	Amadeus IT Holding S.A., (Spain), Class A	390,361
3,000	Amdocs Ltd.	173,160
4,300	Booz Allen Hamilton Holding Corp.	127,452
1,350	Fidelity National Information Services, Inc.	99,468
750	FleetCor Technologies, Inc. (a)	107,347
1,925	Gartner, Inc. (a)	187,514
2,000	Global Payments, Inc.	142,760
10,300	Infosys Ltd., (India), ADR	183,855
3,500	NeuStar, Inc., Class A (a)	82,285
2,500	Vantiv, Inc., Class A (a)	141,500

		1,870,806

	Semiconductors & Semiconductor Equipment — 0.3%
7,342	ASML Holding N.V., (Netherlands)	722,733
1,730	Broadcom Ltd., (Singapore)	268,842
1,175	NXP Semiconductors N.V., (Netherlands) (a)	92,049
74,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan) (a)	372,938
18,225	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR (a)	478,042
2,400	Tokyo Electron Ltd., (Japan)	202,821
2,900	Xilinx, Inc.	133,777

		2,271,202

	Software — 0.2%
1,350	Electronic Arts, Inc. (a)	102,276
4,391	Gemalto N.V., (Netherlands)	266,024
2,600	Oracle Corp., (Japan)	138,640
1,900	Qlik Technologies, Inc. (a)	56,202
2,627	SAP SE, (Germany)	197,302
3,600	SS&C Technologies Holdings, Inc.	101,088
7,600	Trend Micro, Inc., (Japan)	271,806

		1,133,338

	Technology Hardware, Storage & Peripherals — 0.0% (g)
146	Samsung Electronics Co., Ltd., (South Korea)	181,821

	Total Information Technology	9,699,867

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.4%
	Chemicals — 0.3%
1,266	Air Liquide S.A., (France)	131,894
55,000	Asahi Kasei Corp., (Japan)	382,747
2,663	BASF SE, (Germany)	204,196
3,052	Covestro AG, (Germany) (e)	135,937
1,150	Ecolab, Inc.	136,390
115	Givaudan S.A., (Switzerland)	231,555
775	International Flavors & Fragrances, Inc.	97,704
2,600	RPM International, Inc.	129,870
7,000	Tosoh Corp., (Japan)	32,289
4,290	Umicore S.A., (Belgium)	221,597

		1,704,179

	Construction Materials — 0.0% (g)
700	Martin Marietta Materials, Inc.	134,400

	Containers & Packaging — 0.0% (g)
2,425	Sealed Air Corp.	111,477

	Metals & Mining — 0.1%
11,524	Antofagasta plc, (Chile)	72,060
3,648	BHP Billiton Ltd., (Australia)	50,839
11,001	BHP Billiton plc, (Australia)	139,239
2,267	Rio Tinto Ltd., (United Kingdom)	78,417
3,695	Rio Tinto plc, (United Kingdom)	114,791
93,423	South32 Ltd., (Australia) (a)	109,565

		564,911

	Paper & Forest Products — 0.0% (g)
17,945	Stora Enso OYJ, (Finland), Class R	144,315

	Total Materials	2,659,282

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.3%
5,293	KT Corp., (South Korea)	136,702
2,050	Level 3 Communications, Inc. (a)	105,554
12,900	Nippon Telegraph & Telephone Corp., (Japan)	604,944
3,950	SBA Communications Corp., Class A (a)	426,363
67,600	Singapore Telecommunications Ltd., (Singapore)	208,791
38,815	TDC A/S, (Denmark)	190,212
135,949	Telecom Italia S.p.A., (Italy), FDR	87,467
53,204	Telefonica Deutschland Holding AG, (Germany)	219,152
19,956	Telefonica S.A., (Spain)	189,459
16,965	Telstra Corp., Ltd., (Australia)	70,909

		2,239,553

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 0.4%
7,400	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	90,724
10,800	KDDI Corp., (Japan)	328,425
14,600	NTT DOCOMO, Inc., (Japan)	393,741
11,500	SoftBank Group Corp., (Japan)	650,349
183,860	Vodafone Group plc, (United Kingdom)	560,563
13,600	Vodafone Group plc, (United Kingdom), ADR	420,104

		2,443,906

	Total Telecommunication Services	4,683,459

	Utilities — 0.1%
	Electric Utilities — 0.0% (g)
7,674	SSE plc, (United Kingdom)	159,720

	Multi-Utilities — 0.1%
9,593	E.ON SE, (Germany)	96,840
16,258	Engie S.A., (France)	261,049
33,548	National Grid plc, (United Kingdom)	493,334

		851,223

	Total Utilities	1,010,943

	Total Common Stocks (Cost $65,631,502)	71,923,410

Exchange-Traded Funds — 39.2%
	International Equity — 11.1%
1,156,750	iShares MSCI EAFE ETF	64,558,218
292,600	iShares MSCI Japan ETF	3,364,900
175,130	WisdomTree Japan Hedged Equity Fund	6,791,541

	Total International Equity	74,714,659

	U.S. Equity — 28.1%
114,850	iShares Core S&P Mid Cap ETF	17,157,441
820,300	SPDR S&P 500 ETF Trust	171,877,459

	Total U.S. Equity	189,034,900

	Total Exchange-Traded Funds (Cost $255,222,842)	263,749,559

Alternative Investment — 2.9%
	Alternative Assets — 2.9%
147,089	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, (Ireland), Class F (a)(u) (Cost $16,512,925)	19,758,111

Investment Companies — 44.6%
	Alternative Assets — 2.6%
826,745	AQR Managed Futures Strategy Fund, Class R6 Shares	8,598,149
923,928	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares (a)	8,657,208

	Total Alternative Assets	17,255,357

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 14.9% (b)
3,844,023	JPMorgan Core Bond Fund, Class R6 Shares	46,166,722
3,176,050	JPMorgan Core Plus Bond Fund, Class R6 Shares	26,647,057
1,449,275	JPMorgan High Yield Fund, Class R6 Shares	10,333,333
1,550,388	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	17,596,899

	Total Fixed Income	100,744,011

	International Equity — 11.2%
3,429,243	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	61,177,702
732,757	Oakmark International Fund, Class I Shares	14,010,311

	Total International Equity	75,188,013

	Money Market — 4.8%
32,154,781	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	32,154,781

	Total Money Market	32,154,781

	U.S. Equity — 11.1%
940,072	JPMorgan Equity Focus Fund, Select Class Shares (b)	22,486,533
1,355,672	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	35,843,963
442,870	Parnassus Core Equity Fund, Institutional Class Shares	16,851,196

	Total U.S. Equity	75,181,692

	Total Investment Companies (Cost $283,464,094)	300,523,854

Structured Note — 2.8%
	International Equity — 2.8%
20,000,000	Goldman Sachs Finance Corp., Linked to the Performance of the MSCI Europe Index, 07/26/16 (a) (Cost $20,000,000)	19,172,421

	Total Investments — 100.2% (Cost $640,831,363)	675,127,355
	Liabilities in Excess of Other Assets — (0.2)% (s)	(1,634,792)

	NET ASSETS — 100.0%	$673,492,563

Percentages indicated are based on net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	87.8%
Ireland	3.0
Japan	2.1
United Kingdom	1.7
France	1.0
Others (each less than 1.0%)	4.4

* Percentages indicated are based on total investments as of June 30, 2016.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

ADR	— American Depositary Receipt
CVA	— Dutch Certification
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depository Receipt
MSCI	— Morgan Stanley Capital International
SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of June 30, 2016.
(s)	— A portion of the Fund’s cash is held by the subsidiary.
(u)	— The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$366,047,072	$422,720,365
Investments in affiliates, at value	395,433,546	252,406,990

Total investment securities, at value	761,480,618	675,127,355
Cash	148,857	149,400
Foreign currency, at value	162,407	177,457
Receivables:
Investment securities sold	290,517	241,011
Fund shares sold	1,240,873	1,318,071
Dividends from non-affiliates	865,965	1,037,555
Dividends from affiliates	11,456	10,786
Tax reclaims	161,341	180,375

Total Assets	764,362,034	678,242,010

LIABILITIES:
Payables:
Distributions	3,436,169	2,872,871
Investment securities purchased	317,786	380,028
Fund shares redeemed	5,060,263	956,068
Accrued liabilities:
Investment advisory fees	226,758	240,686
Administration fees	50,713	45,339
Distribution fees	3,754	3,551
Shareholder servicing fees	77,128	74,787
Custodian and accounting fees	30,127	35,917
Trustees’ and Chief Compliance Officer’s fees	—	54
Other	130,180	140,146

Total Liabilities	9,332,878	4,749,447

Net Assets	$755,029,156	$673,492,563

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$731,029,126	$645,224,036
Accumulated undistributed (distributions in excess of) net investment income	(3,644,162)	(2,490,952)
Accumulated net realized gains (losses)	(5,674,521)	(3,527,055)
Net unrealized appreciation (depreciation)	33,318,713	34,286,534

Total Net Assets	$755,029,156	$673,492,563

Net Assets:
Class A	$1,978,218	$3,006,756
Class C	5,187,943	4,474,251
Institutional Class	500,206,132	352,351,886
Select Class	247,656,863	313,659,670

Total	$755,029,156	$673,492,563

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	130,701	189,861
Class C	344,279	285,956
Institutional Class	33,018,854	22,198,075
Select Class	16,334,835	19,764,108

Net Asset Value (a):
Class A — Redemption price per share	$15.14	$15.84
Class C — Offering price per share (b)	15.07	15.65
Institutional Class — Offering and redemption price per share	15.15	15.87
Select Class — Offering and redemption price per share	15.16	15.87
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.85	$16.59

Cost of investments in non-affiliates	$351,064,111	$408,413,994
Cost of investments in affiliates	377,088,334	232,417,369
Cost of foreign currency	162,418	176,681

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,072,251	$9,526,932
Dividend income from affiliates	10,175,734	4,723,337
Interest income from non-affiliates	30	46
Interest income from affiliates	4	—
Foreign taxes withheld	(155,292)	(177,958)

Total investment income	18,092,727	14,072,357

EXPENSES:
Investment advisory fees	6,905,193	6,204,400
Administration fees	709,132	637,095
Distribution fees:
Class A	4,001	11,733
Class C	45,525	46,496
Shareholder servicing fees:
Class A	4,001	11,733
Class C	15,175	15,499
Institutional Class	556,777	393,265
Select Class	724,558	909,469
Custodian and accounting fees	144,212	188,576
Interest expense to affiliates	65	450
Professional fees	167,707	156,378
Trustees’ and Chief Compliance Officer’s fees	42,787	42,641
Printing and mailing costs	24,698	26,047
Registration and filing fees	94,332	95,520
Transfer agency fees (See Note 2.F)	10,062	14,198
Sub-transfer agency fees (See Note 2.F)	2,522	2,229
Other	11,396	16,808

Total expenses	9,462,143	8,772,537

Less fees waived	(4,107,196)	(3,321,714)
Less earnings credits	(156)	(119)

Net expenses	5,354,791	5,450,704

Net investment income (loss)	12,737,936	8,621,653

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(12,778,092)	(11,460,842)
Investments in affiliates	(7,608,340)	(4,708,992)
Foreign currency transactions	17,331	20,032

Net realized gain (loss)	(20,369,101)	(16,149,802)

Distributions of capital gains received from investment company non-affiliates	1,271,617	1,059,155
Distributions of capital gains received from investment company affiliates	6,392,504	6,865,125

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(20,265,427)	(25,583,930)
Investments in affiliates	(3,532,158)	(9,811,608)
Foreign currency translations	(992)	352

Change in net unrealized appreciation/depreciation	(23,798,577)	(35,395,186)

Net realized/unrealized gains (losses)	(36,503,557)	(43,620,708)

Change in net assets resulting from operations	$(23,765,621)	$(34,999,055)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,737,936	$11,953,987	$8,621,653	$7,466,233
Net realized gain (loss)	(20,369,101)	26,623,985	(16,149,802)	25,827,181
Distributions of capital gains received from investment company non-affiliates	1,271,617	2,645,196	1,059,155	2,630,655
Distributions of capital gains received from investment company affiliates	6,392,504	8,462,828	6,865,125	7,419,916
Change in net unrealized appreciation/depreciation	(23,798,577)	(54,550,546)	(35,395,186)	(51,118,747)

Change in net assets resulting from operations	(23,765,621)	(4,864,550)	(34,999,055)	(7,774,762)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31,008)	(25,479)	(61,752)	(76,696)
From net realized gains	(48,852)	(152,230)	(153,247)	(741,291)
Class C
From net investment income	(76,111)	(50,677)	(52,047)	(61,724)
From net realized gains	(178,468)	(505,397)	(183,506)	(854,065)
Institutional Class
From net investment income	(12,093,657)	(9,866,874)	(6,638,187)	(4,981,575)
From net realized gains	(16,655,650)	(38,656,220)	(11,145,651)	(31,506,889)
Select Class
From net investment income	(5,859,468)	(4,663,669)	(5,609,201)	(4,334,684)
From net realized gains	(8,723,962)	(21,235,980)	(10,306,247)	(31,332,063)

Total distributions to shareholders	(43,667,176)	(75,156,526)	(34,149,838)	(73,888,987)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(229,653,141)	(143,581,664)	(168,813,016)	(127,063,180)

NET ASSETS:
Change in net assets	(297,085,938)	(223,602,740)	(237,961,909)	(208,726,929)
Beginning of period	1,052,115,094	1,275,717,834	911,454,472	1,120,181,401

End of period	$755,029,156	$1,052,115,094	$673,492,563	$911,454,472

Accumulated undistributed (distributed in excess of) net investment income	$(3,644,162)	$219,990	$(2,490,952)	$(619,339)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$777,259	$323,223	$868,036	$503,673
Distributions reinvested	79,860	177,709	214,999	817,987
Cost of shares redeemed	(684,605)	(1,473,563)	(3,942,587)	(7,007,460)

Change in net assets resulting from Class A capital transactions	$172,514	$(972,631)	$(2,859,552)	$(5,685,800)

Class C
Proceeds from shares issued	$691,893	$140,846	$15,457	$187,133
Distributions reinvested	254,579	556,074	235,553	915,789
Cost of shares redeemed	(2,199,411)	(4,790,321)	(2,693,613)	(7,859,285)

Change in net assets resulting from Class C capital transactions	$(1,252,939)	$(4,093,401)	$(2,442,603)	$(6,756,363)

Institutional Class
Proceeds from shares issued	$34,362,513	$102,136,520	$31,659,453	$83,277,192
Distributions reinvested	394,546	237,801	329,844	409,041
Cost of shares redeemed	(190,180,765)	(168,842,013)	(124,865,505)	(105,874,117)

Change in net assets resulting from Institutional Class capital transactions	$(155,423,706)	$(66,467,692)	$(92,876,208)	$(22,187,884)

Select Class
Proceeds from shares issued	$29,681,752	$75,219,689	$44,428,629	$90,517,637
Distributions reinvested	255,508	355,519	406,355	780,050
Cost of shares redeemed	(103,086,270)	(147,623,148)	(115,469,637)	(183,730,820)

Change in net assets resulting from Select Class capital transactions	$(73,149,010)	$(72,047,940)	$(70,634,653)	$(92,433,133)

Total change in net assets resulting from capital transactions	$(229,653,141)	$(143,581,664)	$(168,813,016)	$(127,063,180)

SHARE TRANSACTIONS:
Class A
Issued	51,643	19,051	55,137	27,789
Reinvested	5,305	11,091	13,590	48,805
Redeemed	(45,117)	(89,537)	(254,440)	(404,855)

Change in Class A Shares	11,831	(59,395)	(185,713)	(328,261)

Class C
Issued	46,354	8,558	982	10,338
Reinvested	17,020	34,884	15,083	55,254
Redeemed	(145,076)	(289,604)	(169,329)	(457,687)

Change in Class C Shares	(81,702)	(246,162)	(153,264)	(392,095)

Institutional Class
Issued	2,259,167	6,182,871	1,999,126	4,808,481
Reinvested	26,165	14,773	20,785	24,293
Redeemed	(12,061,601)	(10,090,750)	(7,649,581)	(6,038,613)

Change in Institutional Class Shares	(9,776,269)	(3,893,106)	(5,629,670)	(1,205,839)

Select Class
Issued	1,964,727	4,524,686	2,805,721	5,175,403
Reinvested	16,942	22,105	25,624	46,392
Redeemed	(6,700,013)	(8,856,709)	(7,216,915)	(10,436,586)

Change in Select Class Shares	(4,718,344)	(4,309,918)	(4,385,570)	(5,214,791)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Balanced Fund
Class A
Year Ended June 30, 2016	$16.33	$0.19	$(0.63)	$(0.44)	$(0.28)	$(0.47)	$(0.75)
Year Ended June 30, 2015	17.49	0.11	(0.24)	(0.13)	(0.16)	(0.87)	(1.03)
Year Ended June 30, 2014	16.37	0.15	1.79	1.94	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2013	15.28	0.15	1.10	1.25	(0.16)	—	(0.16)
Year Ended June 30, 2012	16.55	0.17	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)

Class C
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	17.43	0.02	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)
Year Ended June 30, 2014	16.33	0.06	1.79	1.85	(0.11)	(0.64)	(0.75)
Year Ended June 30, 2013	15.24	0.07	1.10	1.17	(0.08)	—	(0.08)
Year Ended June 30, 2012	16.53	0.10	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)

Institutional Class
Year Ended June 30, 2016	16.34	0.24	(0.62)	(0.38)	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2015	17.50	0.18	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)
Year Ended June 30, 2014	16.38	0.28	1.74	2.02	(0.26)	(0.64)	(0.90)
Year Ended June 30, 2013	15.29	0.24	1.08	1.32	(0.23)	—	(0.23)
Year Ended June 30, 2012	16.57	0.24	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)

Select Class
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)
Year Ended June 30, 2015	17.51	0.16	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)
Year Ended June 30, 2014	16.38	0.16	1.83	1.99	(0.22)	(0.64)	(0.86)
Year Ended June 30, 2013	15.29	0.20	1.09	1.29	(0.20)	—	(0.20)
Year Ended June 30, 2012	16.57	0.22	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$15.14	(2.62)%	$1,978,218	1.02%	1.22%	1.50%	29%
16.33	(0.58)	1,940,818	1.12	0.66	1.61	57
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83

15.07	(3.09)	5,187,943	1.50	0.62	1.98	29
16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83

15.15	(2.21)	500,206,132	0.57	1.55	1.05	29
16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83

15.16	(2.36)	247,656,863	0.72	1.40	1.20	29
16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Access Growth Fund
Class A
Year Ended June 30, 2016	$17.22	$0.12	$(0.83)	$(0.71)	$(0.21)	$(0.46)	$(0.67)
Year Ended June 30, 2015	18.67	0.07	(0.27)	(0.20)	(0.13)	(1.12)	(1.25)
Year Ended June 30, 2014	17.00	0.09	2.49	2.58	(0.15)	(0.76)	(0.91)
Year Ended June 30, 2013	15.36	0.11	1.64	1.75	(0.11)	—	(0.11)
Year Ended June 30, 2012	17.14	0.14	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)

Class C
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2015	18.52	(0.02)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)
Year Ended June 30, 2014	16.89	(0.01)	2.47	2.46	(0.07)	(0.76)	(0.83)
Year Ended June 30, 2013	15.29	0.03	1.62	1.65	(0.05)	—	(0.05)
Year Ended June 30, 2012	17.09	0.07	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)

Institutional Class
Year Ended June 30, 2016	17.27	0.20	(0.86)	(0.66)	(0.28)	(0.46)	(0.74)
Year Ended June 30, 2015	18.69	0.15	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)
Year Ended June 30, 2014	17.02	0.22	2.43	2.65	(0.22)	(0.76)	(0.98)
Year Ended June 30, 2013	15.38	0.21	1.60	1.81	(0.17)	—	(0.17)
Year Ended June 30, 2012	17.16	0.21	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)

Select Class
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)
Year Ended June 30, 2015	18.69	0.12	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)
Year Ended June 30, 2014	17.02	0.11	2.50	2.61	(0.18)	(0.76)	(0.94)
Year Ended June 30, 2013	15.38	0.16	1.63	1.79	(0.15)	—	(0.15)
Year Ended June 30, 2012	17.16	0.19	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$15.84	(4.07)%	$3,006,756	1.05%	0.74%	1.48%	30%
17.22	(0.86)	6,468,814	1.16	0.42	1.62	67
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85
15.36	(5.94)	12,486,295	1.36	0.92	1.64	82

15.65	(4.60)	4,474,251	1.55	0.25	1.98	30
17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85
15.29	(6.33)	28,728,184	1.86	0.43	2.14	82

15.87	(3.75)	352,351,886	0.63	1.21	1.06	30
17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85
15.38	(5.53)	29,951,431	0.95	1.37	1.24	82

15.87	(3.90)	313,659,670	0.78	1.06	1.21	30
17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85
15.38	(5.68)	750,199,631	1.10	1.20	1.39	82

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of June 30, 2016, net assets of the Access Balanced Fund were $755,029,156 of which $53,727, or less than 0.1%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $8,650,234 for the year ended June 30, 2016. As of June 30, 2016, net assets of the Access Growth Fund were $673,492,563 of which $49,920, or less than 0.1%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $6,936,832 for the year ended June 30, 2016. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

See Note 2.B. for further details on structured notes.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,868,575	$6,318,219	$1	$8,186,795
Consumer Staples	252,174	6,684,038	—	6,936,212
Energy	916,227	1,326,957	—	2,243,184
Financials	1,554,980	10,648,414	—	12,203,394
Health Care	1,597,716	8,186,698	—	9,784,414
Industrials	1,785,132	7,375,786	—	9,160,918
Information Technology	2,620,282	5,910,409	—	8,530,691
Materials	484,521	1,788,463	—	2,272,984
Telecommunication Services	895,493	3,164,372	—	4,059,865
Utilities	—	948,312	—	948,312

Total Common Stocks	11,975,100	52,351,668	1	64,326,769

Exchange Traded Funds	216,282,807	—	—	216,282,807
Investment Companies	445,866,891	—	—	445,866,891
Structured Note	—	16,296,558	—	16,296,558

Total Investments in Securities	$674,124,798	$68,648,226	$1	$742,773,025

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,309,757	$6,803,153	$1	$9,112,911
Consumer Staples	325,855	7,441,748	—	7,767,603
Energy	991,450	1,450,519	—	2,441,969
Financials	1,834,935	11,529,193	—	13,364,128
Health Care	1,948,045	8,504,916	—	10,452,961
Industrials	2,231,671	8,498,616	—	10,730,287
Information Technology	3,165,241	6,534,626	—	9,699,867
Materials	609,841	2,049,441	—	2,659,282
Telecommunication Services	1,042,745	3,640,714	—	4,683,459
Utilities	—	1,010,943	—	1,010,943

Total Common Stocks	14,459,540	57,463,869	1	71,923,410

Exchange Traded Funds	263,749,559	—	—	263,749,559
Investment Companies	300,523,854	—	—	300,523,854
Structured Note	—	19,172,421	—	19,172,421

Total Investments in Securities	$578,732,953	$76,636,290	$1	$655,369,244

As of June 30, 2016, Alternative Investments with a fair value of $18,707,593 and $19,758,111 have not been categorized in the fair value hierarchy as the Alterative Investments were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

There were no significant transfers among any levels for the year ended June 30, 2016.

B. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Board, based upon values provided by an approved pricing service for the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as change in net unrealized appreciation or depreciation on the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

C. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by the Adviser, or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds,

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$108,119,571	$—	$13,500,000	$(193,313)	$2,555,857	8,123,089	$97,558,300
JPMorgan Core Plus Bond Fund, Class R6 Shares	88,240,124	11,499,998	38,000,000	(1,398,809)	2,187,586	7,469,670	62,670,528
JPMorgan Equity Focus Fund, Select Class Shares	—	24,000,000	3,000,000	171,285	—	948,424	22,686,300
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	79,719,326	21,000,000	61,800,000	1,165,724	1,160,801	2,023,241	36,094,612
JPMorgan High Yield Fund, Class R6 Shares	59,292,764	16,000,000	27,000,000	(4,108,974)	2,832,832	6,438,868	45,909,127
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	22,468,559	—	4,000,000	(54,688)	328,491	1,795,033	18,578,586
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,161,795	1,249,546,149	1,264,880,097	—	95,601	40,827,847	40,827,847
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	82,479,122	—	33,000,000	3,329,599	335,064	1,416,033	37,439,913
JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,226,733	26,000,000	4,000,000	(126,660)	679,502	3,400,842	33,668,333

	$507,707,994			$(1,215,836)	$10,175,734		$395,433,546

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$40,309,741	$8,499,998	$4,000,000	$(31,995)	$1,221,620	3,844,023	$46,166,722
JPMorgan Core Plus Bond Fund, Class R6 Shares	35,978,064	20,000,000	30,000,000	(980,814)	622,093	3,176,050	26,647,057
JPMorgan Equity Focus Fund, Select Class Shares	—	21,000,000	—	—	—	940,072	22,486,533
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	81,425,945	26,000,000	42,050,000	(496,993)	1,519,595	3,429,243	61,177,702
JPMorgan High Yield Fund, Class R6 Shares	—	10,000,000	—	—	153,623	1,449,275	10,333,333
JPMorgan Prime Money Market Fund, Institutional Class Shares	42,642,114	1,186,309,596	1,196,796,929	—	95,864	32,154,781	32,154,781
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	18,000,000	—	—	734,884	1,550,388	17,596,899
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	95,109,061	—	45,500,000	3,665,935	375,658	1,355,672	35,843,963

	$295,464,925			$2,156,133	$4,723,337		$252,406,990

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOPs.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows:

		Class A	Class C	Institutional Class	Select Class	Total
Access Balanced Fund
	Transfer agency fees	$624	$475	$4,276	$4,687	$10,062
	Sub-transfer agency fees	154	1,479	724	165	2,522
Access Growth Fund
	Transfer agency fees	710	507	3,409	9,572	14,198
	Sub-transfer agency fees	191	764	862	412	2,229

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Access Balanced Fund	$(8,830,997)	$1,458,156	$7,372,841
Access Growth Fund	(7,106,730)	1,867,921	5,238,809

The reclassifications for the Funds relate primarily to investments in structured notes, investments in passive foreign investment companies (“PFICs”) and each Fund’s investment in its Subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through October 31, 2016.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.80% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.75% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2016, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	91.3%	89.1%
Capital Guardian	3.8	4.8
TimesSquare	1.0	1.4
T. Rowe Price	3.9	4.7

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$—
Access Growth Fund	290

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.55%	2.05%	1.15%	1.30%
Access Growth Fund	1.55	2.05	1.15	1.30

The expense limitation agreements were in effect for the year ended June 30, 2016 and are in place until at least October 31, 2016.

The Underlying Funds may impose separate investment advisory and shareholder servicing fees. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.80% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.55% during the period and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. These contractual waivers are in place until at least October 31, 2016. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$3,864,090	$237,455	$4,101,545
Access Growth Fund	3,031,723	280,056	3,311,779

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows:

Access Balanced Fund	$5,651
Access Growth Fund	9,935

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Access Balanced Fund and Access Growth Fund incurred $4,551 and $7,017, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$230,878,148	$443,984,190
Access Growth Fund	210,049,299	364,426,061

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiaries, held at June 30, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$752,935,097	$29,734,657	$21,135,409	$8,599,248
Access Growth Fund	662,257,116	35,844,313	22,924,153	12,920,160

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Fund’s investments in their Subsidiaries of approximately $19 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs, investments in Subsidiary and wash sale loss deferrals.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$24,504,786	$19,162,390	$43,667,176
Access Growth Fund	13,812,571	20,337,267	34,149,838

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$20,603,662	$54,552,864	$75,156,526
Access Growth Fund	14,438,075	59,450,912	73,888,987

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$3,567,894	$(3,461,823)	$28,046,896
Access Growth Fund	3,679,330	—	29,582,062

For the Funds, the cumulative timing differences primarily consist of distributions payable, investments in PFICs, wash sale loss deferrals, post-October capital loss deferrals.

As of June 30, 2016, the following Fund had the following net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Access Balanced Fund	$2,994,439	$467,384

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016 the following Funds deferred to July 1, 2016 the following specified ordinary losses and net capital losses of:

	Specified Ordinary Losses	Net Capital Losses
		Short-Term	Long-Term
Access Balanced Fund	$662,703	$5,535,884	$(5,499,605)
Access Growth Fund	—	2,105,730	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds each had two affiliated omnibus accounts which represented the following percentage of each Fund’s net assets:

Access Balanced Fund	97.0%
Access Growth Fund	96.4

As of June 30, 2016, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Fund:

% of Net Assets
Equity Focus Fund	32.4%

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	45

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,011.50	$5.10	1.02%
Hypothetical	1,000.00	1,019.79	5.12	1.02
Class C
Actual	1,000.00	1,008.40	7.44	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,013.40	2.80	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Select Class
Actual	1,000.00	1,012.60	3.55	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

Access Growth Fund
Class A
Actual	1,000.00	1,000.00	5.12	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03
Class C
Actual	1,000.00	997.40	7.65	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Institutional Class
Actual	1,000.00	1,001.50	3.09	0.62
Hypothetical	1,000.00	1,021.78	3.12	0.62
Select Class
Actual	1,000.00	1,000.70	3.83	0.77
Hypothetical	1,000.00	1,021.03	3.87	0.77

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Access Balanced Fund	100.00%
Access Growth Fund	86.77

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016:

Long-Term Capital Gain Distribution
Access Balanced Fund	$19,162,390
Access Growth Fund	20,337,267

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016:

Qualified Dividend Income Distribution
Access Balanced Fund	$18,153,705
Access Growth Fund	13,812,571

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2016 will be disclosed in the semi-annual report for the period ended December 31, 2016.

JUNE 30, 2016	JPMORGAN ACCESS FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-ACCESS-616

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2016

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.48)%
Russell 3000 Index	2.14%

Net Assets as of 6/30/2016 (In Thousands)	$19,039

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial sector and its security selection and overweight position in the energy sector were leading detractors from relative performance. The Fund’s security selection and overweight position in the consumer staples sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc., Voya Financial Inc. and Gilead Sciences Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Voya Financial, a provider of insurance and other financial products, fell on lower than expected earnings. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp., Tyson Foods Inc. and Microsoft Corp. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Tyson Food, a food processing company, rose on expectations that lower feed-grain prices would lift earnings. Shares of Microsoft, a provider of software and services, rose amid growth in its cloud computing business.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.4%
2.	Microsoft Corp.	4.4
3.	Northrop Grumman Corp.	3.9
4.	Gilead Sciences, Inc.	2.9
5.	QUALCOMM, Inc.	2.3
6.	Home Depot, Inc. (The)	2.3
7.	Tyson Foods, Inc., Class A	2.3
8.	Cigna Corp.	2.1
9.	McDonald’s Corp.	2.0
10.	Citigroup, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.4%
Health Care	19.5
Consumer Staples	12.0
Financials	11.0
Consumer Discretionary	10.6
Industrials	10.0
Energy	5.8
Utilities	4.2
Telecommunication Services	2.7
Materials	0.6
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 19, 2005
With Sales Charge*		(5.92)%	9.98%	5.42%
Without Sales Charge		(0.72)	11.17	5.99
CLASS C SHARES	February 19, 2005
With CDSC**		(2.21)	10.62	5.46
Without CDSC		(1.21)	10.62	5.46
SELECT CLASS SHARES	February 28, 2003	(0.48)	11.45	6.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.77)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$3,666,552

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight position in Amazon.com Inc. and its overweight positions in Archer Daniels Midland Co. and Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Corp., Nvidia Corp. and Computer Sciences Co. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Nvidia, a graphics software maker, rose on strong demand for its semiconductors. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Microsoft Corp.	3.3
3.	Amgen, Inc.	2.5
4.	Gilead Sciences, Inc.	2.5
5.	Wells Fargo & Co.	2.5
6.	Lowe’s Cos., Inc.	2.4
7.	Wal-Mart Stores, Inc.	2.4
8.	Northrop Grumman Corp.	2.3
9.	Express Scripts Holding Co.	2.2
10.	Visa, Inc., Class A	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.3%
Health Care	14.7
Financials	13.0
Consumer Discretionary	11.9
Consumer Staples	10.3
Industrials	9.4
Energy	6.8
Telecommunication Services	3.5
Materials	2.9
Utilities	2.8
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(7.22)%	9.48%	5.73%
Without Sales Charge		(2.08)	10.67	6.30
CLASS C SHARES	February 19, 2005
With CDSC**		(3.55)	10.13	5.77
Without CDSC		(2.55)	10.13	5.77
CLASS R2 SHARES	November 3, 2008	(2.30)	10.41	6.10
CLASS R5 SHARES	May 15, 2006	(1.57)	11.19	6.79
CLASS R6 SHARES	November 2, 2015	(1.53)	11.20	6.80
SELECT CLASS SHARES	February 28, 2003	(1.77)	10.97	6.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, and the Lipper Multi-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(0.63)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands)	$988,223

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Internet search engine Google and its subsidiaries, rose on continued growth in advertising revenue. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Archer Daniels, an agricultural products processor not held in the Benchmark, fell on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Cameron International Inc. and Activision Blizzard Inc. Shares of Nvidia, a semiconductor manufacturer, rose on strong demand for its products. Shares of Cameron International, an oilfield services company, rose on news that the company would be acquired by Schlumberger Ltd. for an estimated $15 billion. Shares of Activision Blizzard, a developer of video games, rose on strong product sales and investor expectations for earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	4.0
3.	Home Depot, Inc. (The)	3.2
4.	Amgen, Inc.	3.0
5.	Gilead Sciences, Inc.	3.0
6.	Visa, Inc., Class A	2.9
7.	Lowe’s Cos., Inc.	2.5
8.	McDonald’s Corp.	2.3
9.	Activision Blizzard, Inc.	2.3
10.	Reynolds American, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.5%
Consumer Discretionary	20.0
Health Care	16.5
Consumer Staples	10.7
Industrials	10.0
Financials	4.6
Materials	4.0
Telecommunication Services	1.9
Others (each less than 1.0%)	0.7
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(6.08)%	9.96%	6.95%
Without Sales Charge		(0.88)	11.15	7.52
CLASS C SHARES	February 19, 2005
With CDSC**		(2.35)	10.60	6.98
Without CDSC		(1.35)	10.60	6.98
CLASS R2 SHARES	November 3, 2008	(1.10)	10.87	7.32
CLASS R5 SHARES	May 15, 2006	(0.42)	11.65	8.00
CLASS R6 SHARES	November 2, 2015	(0.39)	11.66	8.01
SELECT CLASS SHARES	February 28, 2003	(0.63)	11.42	7.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.53)%
Russell Midcap Index	0.56%

Net Assets as of 6/30/2016 (In Thousands)	$964,595

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health services and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services and industrial cyclical sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bunge Ltd., Jones Lang LaSalle Inc. and Macy’s Inc. Shares of Bunge, agricultural products processing and transport company, fell on lower than expected quarterly revenue and continued weakness in commodities prices. Shares of Jones Lang LaSalle, a real estate investment company, fell amid investor concerns that a strong U.S. dollar, an increase in interest rates and capital controls in China could hurt the company’s earnings. Shares of Macy’s, a department store chain, fell on weakness in earnings and a lowered profit forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Huntington Ingalls Industries Inc., Computer Sciences Co. and Vantiv Inc. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on continued earnings growth and healthy contract growth. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Vantiv, a payments processing company, rose on better than expected quarterly earnings and revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.5%
2.	Tyson Foods, Inc., Class A	2.1
3.	Huntington Ingalls Industries, Inc.	2.1
4.	Mattel, Inc.	2.0
5.	Ingredion, Inc.	2.0
6.	AECOM	1.8
7.	Zimmer Biomet Holdings, Inc.	1.8
8.	PVH Corp.	1.7
9.	D.R. Horton, Inc.	1.7
10.	AmerisourceBergen Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.4%
Information Technology	14.0
Industrials	12.8
Consumer Discretionary	12.3
Health Care	10.6
Consumer Staples	7.6
Utilities	7.1
Energy	6.7
Materials	5.3
Telecommunication Services	0.7
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(6.92)%	8.98%	6.20%
Without Sales Charge		(1.76)	10.15	6.78
CLASS C SHARES	March 22, 1999
With CDSC**		(3.35)	9.45	6.11
Without CDSC		(2.35)	9.45	6.11
CLASS R6 SHARES	November 2, 2015	(1.35)	10.47	7.06
SELECT CLASS SHARES	June 1, 1991	(1.53)	10.43	7.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(6.56)%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$1,697,235

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and allocation to the industrials sector was a leading contributor and the consumer discretionary and telecommunication services sectors were the smallest detractors from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Apple Inc. and its underweight position in Exxon Mobil Corp. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Exxon Mobil, an integrated energy company, rose as oil prices rebounded somewhat during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp., Computer Sciences Co. and Cameron International Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co. Shares of Cameron International, an oilfield services company, rose on news that the company would be acquired by Schlumberger Ltd. for an estimated $15 billion.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.6%
2.	Pfizer, Inc.	3.5
3.	Citigroup, Inc.	3.2
4.	QUALCOMM, Inc.	2.4
5.	PNC Financial Services Group, Inc. (The)	2.1
6.	Archer-Daniels-Midland Co.	2.0
7.	Verizon Communications, Inc.	2.0
8.	Northrop Grumman Corp.	1.9
9.	Gilead Sciences, Inc.	1.9
10.	Valero Energy Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.9%
Energy	12.6
Health Care	11.9
Information Technology	10.3
Industrials	9.5
Consumer Staples	7.8
Utilities	6.8
Consumer Discretionary	6.2
Telecommunication Services	3.9
Materials	2.6
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(11.61)%	8.18%	4.73%
Without Sales Charge		(6.70)	9.36	5.30
CLASS C SHARES	February 19, 2005
With CDSC**		(8.16)	8.81	4.78
Without CDSC		(7.16)	8.81	4.78
CLASS R2 SHARES	November 3, 2008	(6.91)	9.09	5.10
CLASS R5 SHARES	May 15, 2006	(6.35)	9.75	5.71
CLASS R6 SHARES	November 30, 2010	(6.33)	9.80	5.74
SELECT CLASS SHARES	February 28, 2003	(6.56)	9.53	5.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 10.6%
	Hotels, Restaurants & Leisure — 3.0%
3	McDonald’s Corp.	388
4	Restaurant Brands International, Inc., (Canada)	179

		567

	Media — 2.5%
4	Comcast Corp., Class A	272
26	Sirius XM Holdings, Inc. (a)	103
1	Time Warner, Inc.	107

		482

	Multiline Retail — 0.7%
2	Target Corp.	140

	Specialty Retail — 3.8%
3	Home Depot, Inc. (The)	434
4	Lowe’s Cos., Inc.	284

		718

	Textiles, Apparel & Luxury Goods — 0.6%
3	Coach, Inc.	117

	Total Consumer Discretionary	2,024

	Consumer Staples — 12.1%
	Beverages — 3.7%
4	Coca-Cola Co. (The)	183
2	Molson Coors Brewing Co., Class B	205
3	PepsiCo, Inc.	318

		706

	Food & Staples Retailing — 3.2%
3	Walgreens Boots Alliance, Inc.	248
5	Wal-Mart Stores, Inc.	369

		617

	Food Products — 3.1%
1	Ingredion, Inc.	146
7	Tyson Foods, Inc., Class A	434

		580

	Household Products — 0.3%
1	Energizer Holdings, Inc.	64

	Tobacco — 1.8%
2	Philip Morris International, Inc.	231
2	Reynolds American, Inc.	101

		332

	Total Consumer Staples	2,299

	Energy — 5.9%
	Energy Equipment & Services — 1.4%
2	Baker Hughes, Inc.	96

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy Equipment & Services — continued
6		FMC Technologies, Inc. (a)	157

			253

		Oil, Gas & Consumable Fuels — 4.5%
1		Anadarko Petroleum Corp.	53
3		Apache Corp.	188
1		Chevron Corp.	118
1		Exxon Mobil Corp.	122
5		Marathon Petroleum Corp.	186
4		Valero Energy Corp.	194

			861

		Total Energy	1,114

		Financials — 11.1%
		Banks — 4.4%
9		Citigroup, Inc.	379
5		SunTrust Banks, Inc.	215
5		Wells Fargo & Co.	242

			836

		Capital Markets — 0.4%
2		Bank of New York Mellon Corp. (The)	74

		Consumer Finance — 0.8%
1		Capital One Financial Corp.	44
2		Discover Financial Services	106

			150

		Diversified Financial Services — 0.7%
6		Voya Financial, Inc.	140

		Insurance — 4.2%
2		Allstate Corp. (The)	130
5		American International Group, Inc.	250
5		Hartford Financial Services Group, Inc. (The)	216
2		Travelers Cos., Inc. (The)	199

			795

		Real Estate Investment Trusts (REITs) — 0.6%
1		AvalonBay Communities, Inc.	113

		Total Financials	2,108

		Health Care — 19.6%
		Biotechnology — 6.5%
2		Amgen, Inc.	337
—	(h)	Biogen, Inc. (a)	79
2		Celgene Corp. (a)	197
7		Gilead Sciences, Inc.	544
1		Vertex Pharmaceuticals, Inc. (a)	80

			1,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Health Care Equipment & Supplies — 2.3%
3		Baxter International, Inc.	124
1		Becton, Dickinson and Co.	146
1		C.R. Bard, Inc.	176

			446

		Health Care Providers & Services — 6.3%
1		Aetna, Inc.	64
1		Anthem, Inc.	168
2		Cardinal Health, Inc.	181
3		Cigna Corp.	397
1		Humana, Inc.	247
1		McKesson Corp.	134

			1,191

		Pharmaceuticals — 4.5%
2		AbbVie, Inc.	113
3		Johnson & Johnson	373
10		Pfizer, Inc.	366

			852

		Total Health Care	3,726

		Industrials — 10.0%
		Aerospace & Defense — 6.6%
2		Curtiss-Wright Corp.	185
1		Lockheed Martin Corp.	222
3		Northrop Grumman Corp.	750
1		United Technologies Corp.	98

			1,255

		Airlines — 1.4%
3		Delta Air Lines, Inc.	119
3		Southwest Airlines Co.	99
1		United Continental Holdings, Inc. (a)	48

			266

		Construction & Engineering — 0.9%
5		AECOM (a)	171

		Machinery — 1.1%
3		Allison Transmission Holdings, Inc.	75
1		Parker-Hannifin Corp.	138

			213

		Total Industrials	1,905

		Information Technology — 21.4%
		Communications Equipment — 0.9%
6		Cisco Systems, Inc.	169

		Internet Software & Services — 1.9%
—	(h)	Alphabet, Inc., Class A (a)	216
—	(h)	Alphabet, Inc., Class C (a)	144

			360

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 1.2%
1	MasterCard, Inc., Class A	97
2	Visa, Inc., Class A	139

		236

	Semiconductors & Semiconductor Equipment — 4.8%
1	Broadcom Ltd., (Singapore)	152
3	KLA-Tencor Corp.	187
2	Lam Research Corp.	128
8	QUALCOMM, Inc.	446

		913

	Software — 6.0%
16	Microsoft Corp.	831
5	Oracle Corp.	200
7	Rovi Corp. (a)	117

		1,148

	Technology Hardware, Storage & Peripherals — 6.6%
9	Apple, Inc.	838
10	Hewlett Packard Enterprise Co.	174
10	HP, Inc.	120
4	NCR Corp. (a)	119

		1,251

	Total Information Technology	4,077

	Materials — 0.6%
	Containers & Packaging — 0.6%
2	Crown Holdings, Inc. (a)	121

	Total Materials	121

	Telecommunication Services — 2.6%
	Diversified Telecommunication Services — 2.6%
7	CenturyLink, Inc.	200
5	Verizon Communications, Inc.	304

	Total Telecommunication Services	504

	Utilities — 4.2%
	Electric Utilities — 2.4%
2	Edison International	185
2	Entergy Corp.	128
4	PPL Corp.	146

		459

	Gas Utilities — 1.8%
8	UGI Corp.	339

	Total Utilities	798

	Total Common Stocks (Cost $14,901)	18,676

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
426	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $426)	426

	Total Investments — 100.3% (Cost $15,327)	19,102
	Liabilities in Excess of Other Assets — (0.3)%	(63)

	NET ASSETS — 100.0%	$19,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 12.0%
	Automobiles — 1.2%
2,190	Ford Motor Co.	27,532
526	General Motors Co.	14,872

		42,404

	Hotels, Restaurants & Leisure — 2.1%
414	McDonald’s Corp.	49,821
686	Restaurant Brands International, Inc., (Canada)	28,537

		78,358

	Household Durables — 0.9%
550	D.R. Horton, Inc.	17,320
9	NVR, Inc. (a)	15,311

		32,631

	Media — 1.7%
153	Comcast Corp., Class A	9,955
2,006	Twenty-First Century Fox, Inc., Class A	54,265

		64,220

	Multiline Retail — 2.0%
1,036	Target Corp.	72,327

	Specialty Retail — 3.3%
218	Best Buy Co., Inc.	6,661
205	Home Depot, Inc. (The)	26,151
1,136	Lowe’s Cos., Inc.	89,969

		122,781

	Textiles, Apparel & Luxury Goods — 0.8%
560	Michael Kors Holdings Ltd., (United Kingdom) (a)	27,689

	Total Consumer Discretionary	440,410

	Consumer Staples — 10.4%
	Food & Staples Retailing — 2.9%
174	CVS Health Corp.	16,640
1,200	Wal-Mart Stores, Inc.	87,587

		104,227

	Food Products — 4.1%
246	Ingredion, Inc.	31,874
97	JM Smucker Co. (The)	14,799
1,178	Pilgrim’s Pride Corp.	30,018
96	Post Holdings, Inc. (a)	7,914
993	Tyson Foods, Inc., Class A	66,302

		150,907

	Household Products — 0.8%
586	Energizer Holdings, Inc.	30,165

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
359	Herbalife Ltd. (a)	21,000
186	Nu Skin Enterprises, Inc., Class A	8,587

		29,587

	Tobacco — 1.8%
1,218	Reynolds American, Inc.	65,689

	Total Consumer Staples	380,575

	Energy — 6.8%
	Energy Equipment & Services — 2.7%
2,802	Ensco plc, (United Kingdom), Class A	27,203
1,071	FMC Technologies, Inc. (a)	28,574
490	Rowan Cos. plc, Class A	8,659
388	Schlumberger Ltd.	30,673
1,836	Seadrill Ltd., (United Kingdom) (a)	5,948

		101,057

	Oil, Gas & Consumable Fuels — 4.1%
96	Apache Corp.	5,344
1,812	Denbury Resources, Inc.	6,506
119	Hess Corp.	7,170
2,691	Marathon Oil Corp.	40,391
206	Marathon Petroleum Corp.	7,827
431	PBF Energy, Inc., Class A	10,237
177	Tesoro Corp.	13,276
1,152	Valero Energy Corp.	58,752

		149,503

	Total Energy	250,560

	Financials — 13.1%
	Banks — 4.9%
1,673	Citigroup, Inc.	70,923
191	PNC Financial Services Group, Inc. (The)	15,521
1,938	Wells Fargo & Co.	91,718

		178,162

	Capital Markets — 0.2%
83	Ameriprise Financial, Inc.	7,413

	Consumer Finance — 0.8%
552	Discover Financial Services	29,560

	Diversified Financial Services — 0.8%
376	MSCI, Inc.	28,959

	Insurance — 3.7%
196	Allstate Corp. (The)	13,696
349	Aspen Insurance Holdings Ltd., (Bermuda)	16,196
147	Everest Re Group Ltd., (Bermuda)	26,889
485	Hartford Financial Services Group, Inc. (The)	21,507

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
349	Lincoln National Corp.	13,523
204	Prudential Financial, Inc.	14,546
252	Travelers Cos., Inc. (The)	29,974

		136,331

	Real Estate Investment Trusts (REITs) — 2.7%
88	AvalonBay Communities, Inc.	15,802
1,008	Equity Commonwealth (a)	29,352
216	Public Storage	55,156

		100,310

	Total Financials	480,735

	Health Care — 14.8%
	Biotechnology — 5.2%
618	Amgen, Inc.	94,029
15	Biogen, Inc. (a)	3,651
1,109	Gilead Sciences, Inc.	92,538
26	United Therapeutics Corp. (a)	2,722

		192,940

	Health Care Equipment & Supplies — 1.1%
135	C.R. Bard, Inc.	31,676
215	Hologic, Inc. (a)	7,442

		39,118

	Health Care Providers & Services — 6.8%
431	Anthem, Inc.	56,595
269	Cigna Corp.	34,442
1,065	Express Scripts Holding Co. (a)	80,735
175	HCA Holdings, Inc. (a)	13,446
188	Humana, Inc.	33,889
275	WellCare Health Plans, Inc. (a)	29,512

		248,619

	Pharmaceuticals — 1.7%
497	Johnson & Johnson	60,250
63	Merck & Co., Inc.	3,629

		63,879

	Total Health Care	544,556

	Industrials — 9.5%
	Aerospace & Defense — 3.0%
230	BWX Technologies, Inc.	8,223
108	Huntington Ingalls Industries, Inc.	18,181
376	Northrop Grumman Corp.	83,577

		109,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 2.2%
1,868	Delta Air Lines, Inc.	68,066
82	Southwest Airlines Co.	3,211
195	United Continental Holdings, Inc. (a)	8,003

		79,280

	Building Products — 0.6%
738	Masco Corp.	22,818

	Commercial Services & Supplies — 0.3%
400	Pitney Bowes, Inc.	7,124
297	R.R. Donnelley & Sons Co.	5,018

		12,142

	Construction & Engineering — 1.7%
908	AECOM (a)	28,853
121	Jacobs Engineering Group, Inc. (a)	6,002
191	Valmont Industries, Inc.	25,864

		60,719

	Machinery — 1.5%
474	Illinois Tool Works, Inc.	49,330
50	Parker-Hannifin Corp.	5,381

		54,711

	Professional Services — 0.2%
118	ManpowerGroup, Inc.	7,611

	Total Industrials	347,262

	Information Technology — 21.5%
	Communications Equipment — 0.2%
131	Motorola Solutions, Inc.	8,655

	Electronic Equipment, Instruments & Components — 0.7%
281	SYNNEX Corp.	26,607

	Internet Software & Services — 2.2%
2,165	eBay, Inc. (a)	50,673
327	VeriSign, Inc. (a)	28,229

		78,902

	IT Services — 3.5%
641	Computer Sciences Corp.	31,811
119	MasterCard, Inc., Class A	10,506
1,042	Visa, Inc., Class A	77,315
363	Western Union Co. (The)	6,960

		126,592

	Semiconductors & Semiconductor Equipment — 3.4%
117	First Solar, Inc. (a)	5,687
405	KLA-Tencor Corp.	29,688

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
371	Lam Research Corp.	31,186
1,748	Marvell Technology Group Ltd., (Bermuda)	16,658
729	NVIDIA Corp.	34,280
161	QUALCOMM, Inc.	8,598

		126,097

	Software — 7.8%
839	Activision Blizzard, Inc.	33,258
2,411	Microsoft Corp.	123,345
1,695	Nuance Communications, Inc. (a)	26,488
1,753	Oracle Corp.	71,734
831	Take-Two Interactive Software, Inc. (a)	31,500

		286,325

	Technology Hardware, Storage & Peripherals — 3.7%
1,320	Apple, Inc.	126,202
291	NCR Corp. (a)	8,089

		134,291

	Total Information Technology	787,469

	Materials — 3.0%
	Chemicals — 1.4%
676	LyondellBasell Industries N.V., Class A	50,301

	Containers & Packaging — 0.1%
107	Berry Plastics Group, Inc. (a)	4,149

	Metals & Mining — 1.5%
563	Nucor Corp.	27,803
1,121	Steel Dynamics, Inc.	27,469

		55,272

	Total Materials	109,722

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.6%
	Diversified Telecommunication Services — 3.6%
895	AT&T, Inc.	38,664
736	CenturyLink, Inc.	21,341
1,259	Verizon Communications, Inc.	70,280

	Total Telecommunication Services	130,285

	Utilities — 2.8%
	Electric Utilities — 1.9%
638	Edison International	49,538
191	Entergy Corp.	15,554
31	NextEra Energy, Inc.	3,977

		69,069

	Gas Utilities — 0.8%
688	UGI Corp.	31,110

	Multi-Utilities — 0.1%
82	Public Service Enterprise Group, Inc.	3,808

	Total Utilities	103,987

	Total Common Stocks (Cost $3,079,745)	3,575,561

Short-Term Investment — 3.5%
	Investment Company — 3.5%
127,699	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $127,699)	127,699

	Total Investments — 101.0% (Cost $3,207,444)	3,703,260
	Liabilities in Excess of Other Assets — (1.0)%	(36,708)

	NET ASSETS — 100.0%	$3,666,552

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
809	E-mini S&P 500	09/16/16	USD	$84,549	$1,153

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 19.8%
	Auto Components — 0.2%
61	Goodyear Tire & Rubber Co. (The)	1,555

	Automobiles — 0.2%
149	Ford Motor Co.	1,871

	Hotels, Restaurants & Leisure — 3.4%
189	McDonald’s Corp.	22,708
187	Restaurant Brands International, Inc., (Canada)	7,787
49	Six Flags Entertainment Corp.	2,863

		33,358

	Household Durables — 1.3%
151	D.R. Horton, Inc.	4,757
5	NVR, Inc. (a)	8,189

		12,946

	Internet & Catalog Retail — 0.9%
13	Amazon.com, Inc. (a)	9,303

	Media — 4.8%
8	Cable One, Inc.	3,938
171	DISH Network Corp., Class A (a)	8,939
207	Interpublic Group of Cos., Inc. (The)	4,777
58	Sinclair Broadcast Group, Inc., Class A	1,726
2,004	Sirius XM Holdings, Inc. (a)	7,915
746	Twenty-First Century Fox, Inc., Class A	20,187

		47,482

	Multiline Retail — 1.7%
243	Target Corp.	16,973

	Specialty Retail — 6.5%
125	Burlington Stores, Inc. (a)	8,319
245	Home Depot, Inc. (The)	31,284
314	Lowe’s Cos., Inc.	24,859

		64,462

	Textiles, Apparel & Luxury Goods — 0.8%
162	Michael Kors Holdings Ltd., (United Kingdom) (a)	8,026

	Total Consumer Discretionary	195,976

	Consumer Staples — 10.6%
	Beverages — 1.2%
116	PepsiCo, Inc.	12,278

	Food & Staples Retailing — 2.0%
190	Kroger Co. (The)	6,987
179	Wal-Mart Stores, Inc.	13,063

		20,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 3.8%
68	Ingredion, Inc.	8,774
323	Pilgrim’s Pride Corp.	8,233
40	Post Holdings, Inc. (a)	3,266
261	Tyson Foods, Inc., Class A	17,399

		37,672

	Household Products — 0.2%
39	Energizer Holdings, Inc.	1,982

	Personal Products — 1.0%
104	Herbalife Ltd. (a)	6,058
83	Nu Skin Enterprises, Inc., Class A	3,847

		9,905

	Tobacco — 2.4%
31	Altria Group, Inc.	2,103
392	Reynolds American, Inc.	21,125

		23,228

	Total Consumer Staples	105,115

	Energy — 0.7%
	Energy Equipment & Services — 0.5%
41	Ensco plc, (United Kingdom), Class A	401
16	Schlumberger Ltd.	1,294
238	Seadrill Ltd., (United Kingdom) (a)	770
201	Transocean Ltd., (Switzerland)	2,390

		4,855

	Oil, Gas & Consumable Fuels — 0.2%
111	Marathon Oil Corp.	1,666

	Total Energy	6,521

	Financials — 4.6%
	Diversified Financial Services — 1.5%
42	MarketAxess Holdings, Inc.	6,063
110	MSCI, Inc.	8,452

		14,515

	Insurance — 0.4%
7	Assurant, Inc.	639
22	Prudential Financial, Inc.	1,591
31	Validus Holdings Ltd., (Bermuda)	1,516

		3,746

	Real Estate Investment Trusts (REITs) — 2.7%
128	American Tower Corp.	14,554
119	Equity Commonwealth (a)	3,475
51	Extra Space Storage, Inc.	4,692
17	Public Storage	4,396

		27,117

	Total Financials	45,378

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 16.4%
	Biotechnology — 6.8%
195	Amgen, Inc.	29,669
41	Celgene Corp. (a)	4,084
350	Gilead Sciences, Inc.	29,222
40	United Therapeutics Corp. (a)	4,279

		67,254

	Health Care Equipment & Supplies — 2.2%
38	C.R. Bard, Inc.	9,007
253	Hologic, Inc. (a)	8,736
40	IDEXX Laboratories, Inc. (a)	3,752

		21,495

	Health Care Providers & Services — 6.2%
73	AmerisourceBergen Corp.	5,782
52	Anthem, Inc.	6,790
121	Centene Corp. (a)	8,612
99	Cigna Corp.	12,620
142	Express Scripts Holding Co. (a)	10,771
50	Humana, Inc.	8,958
74	WellCare Health Plans, Inc. (a)	7,982

		61,515

	Pharmaceuticals — 1.2%
65	AbbVie, Inc.	4,005
53	Jazz Pharmaceuticals plc, (Ireland) (a)	7,532

		11,537

	Total Health Care	161,801

	Industrials — 9.9%
	Aerospace & Defense — 2.7%
240	BWX Technologies, Inc.	8,592
14	Curtiss-Wright Corp.	1,213
50	Huntington Ingalls Industries, Inc.	8,368
37	Northrop Grumman Corp.	8,136

		26,309

	Airlines — 2.5%
489	Delta Air Lines, Inc.	17,814
163	United Continental Holdings, Inc. (a)	6,702

		24,516

	Building Products — 0.8%
266	Masco Corp.	8,239

	Commercial Services & Supplies — 0.1%
63	R.R. Donnelley & Sons Co.	1,061

	Construction & Engineering — 2.4%
246	AECOM (a)	7,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — continued
155	Jacobs Engineering Group, Inc. (a)	7,696
63	Valmont Industries, Inc.	8,562

		24,061

	Machinery — 0.8%
279	Allison Transmission Holdings, Inc.	7,862

	Professional Services — 0.6%
95	ManpowerGroup, Inc.	6,080

	Total Industrials	98,128

	Information Technology — 29.2%
	Electronic Equipment, Instruments & Components — 1.3%
87	SYNNEX Corp.	8,268
67	Universal Display Corp. (a)	4,536

		12,804

	Internet Software & Services — 5.6%
11	Alphabet, Inc., Class A (a)	7,809
10	Alphabet, Inc., Class C (a)	7,129
795	eBay, Inc. (a)	18,602
62	Facebook, Inc., Class A (a)	7,062
204	GoDaddy, Inc., Class A (a)	6,360
93	VeriSign, Inc. (a)	8,058

		55,020

	IT Services — 4.1%
82	Amdocs Ltd.	4,727
159	Computer Sciences Corp.	7,899
2	MasterCard, Inc., Class A	185
380	Visa, Inc., Class A	28,200

		41,011

	Semiconductors & Semiconductor Equipment — 2.7%
111	KLA-Tencor Corp.	8,153
89	Lam Research Corp.	7,456
83	Marvell Technology Group Ltd., (Bermuda)	795
204	NVIDIA Corp.	9,595
20	QUALCOMM, Inc.	1,055

		27,054

	Software — 11.2%
563	Activision Blizzard, Inc.	22,292
74	CA, Inc.	2,413
93	Citrix Systems, Inc. (a)	7,464
61	Electronic Arts, Inc. (a)	4,621
789	Microsoft Corp.	40,351
452	Nuance Communications, Inc. (a)	7,070
195	Oracle Corp.	7,969

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
35	Red Hat, Inc. (a)	2,541
145	Synopsys, Inc. (a)	7,836
221	Take-Two Interactive Software, Inc. (a)	8,396

		110,953

	Technology Hardware, Storage & Peripherals — 4.3%
410	Apple, Inc.	39,162
106	NCR Corp. (a)	2,938

		42,100

	Total Information Technology	288,942

	Materials — 4.0%
	Chemicals — 0.7%
95	LyondellBasell Industries N.V., Class A	7,070

	Containers & Packaging — 1.6%
196	Berry Plastics Group, Inc. (a)	7,595
155	Crown Holdings, Inc. (a)	7,839

		15,434

	Metals & Mining — 1.7%
154	Nucor Corp.	7,614
14	Reliance Steel & Aluminum Co.	1,084
324	Steel Dynamics, Inc.	7,936

		16,634

	Total Materials	39,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
368	AT&T, Inc.	15,903
55	Verizon Communications, Inc.	3,076

	Total Telecommunication Services	18,979

	Utilities — 0.1%
	Electric Utilities — 0.1%
5	Entergy Corp.	397

	Total Common Stocks (Cost $778,908)	960,375

Short-Term Investment — 2.1%
	Investment Company — 2.1%
20,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $20,543)	20,543

	Total Investments — 99.3% (Cost $799,451)	980,918
	Other Assets in Excess of Liabilities — 0.7%	7,305

	NET ASSETS — 100.0%	$988,223

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
250	E-mini S&P 500	09/16/16	USD	$26,128	$548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 12.2%
	Hotels, Restaurants & Leisure — 0.4%
26	Darden Restaurants, Inc.	1,622
95	International Game Technology plc	1,778

		3,400

	Household Durables — 1.7%
525	D.R. Horton, Inc.	16,527

	Internet & Catalog Retail — 1.7%
230	Groupon, Inc. (a)	747
607	Liberty Interactive Corp. QVC Group, Class A (a)	15,410

		16,157

	Leisure Products — 2.3%
613	Mattel, Inc.	19,171
71	Vista Outdoor, Inc. (a)	3,403

		22,574

	Media — 0.6%
36	Discovery Communications, Inc., Class C (a)	854
137	Interpublic Group of Cos., Inc. (The)	3,165
36	Scripps Networks Interactive, Inc., Class A	2,266

		6,285

	Multiline Retail — 0.7%
26	Dollar Tree, Inc. (a)	2,413
129	Macy’s, Inc.	4,342

		6,755

	Specialty Retail — 2.8%
390	Best Buy Co., Inc.	11,946
246	Michaels Cos., Inc. (The) (a)	6,988
5	Murphy USA, Inc. (a)	356
284	Urban Outfitters, Inc. (a)	7,802

		27,092

	Textiles, Apparel & Luxury Goods — 2.0%
117	Kate Spade & Co. (a)	2,411
178	PVH Corp.	16,773

		19,184

	Total Consumer Discretionary	117,974

	Consumer Staples — 7.6%
	Food & Staples Retailing — 1.5%
234	Sysco Corp.	11,873
86	US Foods Holding Corp. (a)	2,090

		13,963

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 5.5%
148	Ingredion, Inc.	19,166
535	Pilgrim’s Pride Corp.	13,619
307	Tyson Foods, Inc., Class A	20,498

		53,283

	Personal Products — 0.6%
94	Herbalife Ltd. (a)	5,478

	Total Consumer Staples	72,724

	Energy — 6.7%
	Energy Equipment & Services — 1.3%
9	Baker Hughes, Inc.	406
297	Ensco plc, (United Kingdom), Class A	2,880
307	Nabors Industries Ltd.	3,083
71	Rowan Cos. plc, Class A	1,257
270	Superior Energy Services, Inc.	4,971

		12,597

	Oil, Gas & Consumable Fuels — 5.4%
42	Cimarex Energy Co.	5,041
67	EQT Corp.	5,219
31	Gulfport Energy Corp. (a)	966
572	Marathon Oil Corp.	8,578
39	Marathon Petroleum Corp.	1,469
58	Murphy Oil Corp.	1,848
9	Noble Energy, Inc.	312
29	ONEOK, Inc.	1,367
70	PBF Energy, Inc., Class A	1,674
397	QEP Resources, Inc.	6,996
63	Tesoro Corp.	4,728
36	Valero Energy Corp.	1,851
201	World Fuel Services Corp.	9,550
206	WPX Energy, Inc. (a)	1,913

		51,512

	Total Energy	64,109

	Financials — 21.3%
	Banks — 2.3%
43	Citizens Financial Group, Inc.	865
66	East West Bancorp, Inc.	2,249
29	Fifth Third Bancorp	512
402	Popular, Inc., (Puerto Rico)	11,790
357	Regions Financial Corp.	3,035
14	Signature Bank (a)	1,724
25	SVB Financial Group (a)	2,407

		22,582

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — 0.1%
21	Lazard Ltd., (Bermuda), Class A	614
11	Raymond James Financial, Inc.	542

		1,156

	Consumer Finance — 1.8%
162	Discover Financial Services	8,676
364	Synchrony Financial (a)	9,192

		17,868

	Diversified Financial Services — 1.1%
11	Intercontinental Exchange, Inc.	2,918
83	MSCI, Inc.	6,424
16	Nasdaq, Inc.	1,061

		10,403

	Insurance — 4.3%
75	Allied World Assurance Co. Holdings AG, (Switzerland)	2,625
76	American Financial Group, Inc.	5,633
6	American National Insurance Co.	622
24	Aon plc, (United Kingdom)	2,578
18	Arch Capital Group Ltd., (Bermuda) (a)	1,285
37	Aspen Insurance Holdings Ltd., (Bermuda)	1,693
37	Assurant, Inc.	3,155
55	Assured Guaranty Ltd., (Bermuda)	1,383
22	Endurance Specialty Holdings Ltd., (Bermuda)	1,478
9	Everest Re Group Ltd., (Bermuda)	1,553
15	FNF Group	564
79	Hanover Insurance Group, Inc. (The)	6,702
50	Hartford Financial Services Group, Inc. (The)	2,210
34	Lincoln National Corp.	1,314
45	Principal Financial Group, Inc.	1,858
23	Torchmark Corp.	1,423
104	Unum Group	3,313
35	Validus Holdings Ltd., (Bermuda)	1,696

		41,085

	Real Estate Investment Trusts (REITs) — 10.7%
67	American Campus Communities, Inc.	3,558
25	Annaly Capital Management, Inc.	281
83	Apartment Investment & Management Co., Class A	3,656
9	AvalonBay Communities, Inc.	1,569
9	Boston Properties, Inc.	1,227
296	Brandywine Realty Trust	4,964
136	Brixmor Property Group, Inc.	3,601
295	Corrections Corp. of America	10,313
21	Crown Castle International Corp.	2,100

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
48	DDR Corp.	878
12	Digital Realty Trust, Inc.	1,351
34	Douglas Emmett, Inc.	1,208
61	Equinix, Inc.	23,691
318	Equity Commonwealth (a)	9,250
51	Equity LifeStyle Properties, Inc.	4,051
50	Extra Space Storage, Inc.	4,599
16	Mid-America Apartment Communities, Inc.	1,671
60	Post Properties, Inc.	3,675
26	Regency Centers Corp.	2,152
4	SL Green Realty Corp.	405
45	Taubman Centers, Inc.	3,361
3	Ventas, Inc.	239
46	Vornado Realty Trust	4,646
15	Welltower, Inc.	1,158
237	Weyerhaeuser Co.	7,064
38	WP Carey, Inc.	2,624

		103,292

	Real Estate Management & Development — 1.0%
96	Jones Lang LaSalle, Inc.	9,306

	Total Financials	205,692

	Health Care — 10.5%
	Biotechnology — 1.5%
49	Alkermes plc, (Ireland) (a)	2,100
26	Alnylam Pharmaceuticals, Inc. (a)	1,421
40	BioMarin Pharmaceutical, Inc. (a)	3,089
35	Incyte Corp. (a)	2,799
12	Intercept Pharmaceuticals, Inc. (a)	1,741
57	Medivation, Inc. (a)	3,431

		14,581

	Health Care Equipment & Supplies — 4.0%
6	C.R. Bard, Inc.	1,458
121	Hill-Rom Holdings, Inc.	6,100
333	Hologic, Inc. (a)	11,518
39	St. Jude Medical, Inc.	3,050
140	Zimmer Biomet Holdings, Inc.	16,901

		39,027

	Health Care Providers & Services — 3.8%
202	AmerisourceBergen Corp.	16,039
65	Centene Corp. (a)	4,643
10	Cigna Corp.	1,318
4	Humana, Inc.	684
90	Premier, Inc., Class A (a)	2,933

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
398	Tenet Healthcare Corp. (a)	11,003

		36,620

	Life Sciences Tools & Services — 0.2%
52	VWR Corp. (a)	1,500

	Pharmaceuticals — 1.0%
204	Endo International plc, (Ireland) (a)	3,179
76	Mallinckrodt plc (a)	4,601
24	Perrigo Co. plc, (Ireland)	2,130

		9,910

	Total Health Care	101,638

	Industrials — 12.7%
	Aerospace & Defense — 3.2%
101	BWX Technologies, Inc.	3,624
120	Huntington Ingalls Industries, Inc.	20,149
21	L-3 Communications Holdings, Inc.	3,022
4	Northrop Grumman Corp.	822
82	Spirit AeroSystems Holdings, Inc., Class A (a)	3,526

		31,143

	Airlines — 1.8%
117	Delta Air Lines, Inc.	4,266
356	JetBlue Airways Corp. (a)	5,892
168	United Continental Holdings, Inc. (a)	6,886

		17,044

	Commercial Services & Supplies — 1.6%
350	KAR Auction Services, Inc.	14,609
32	R.R. Donnelley & Sons Co.	545

		15,154

	Construction & Engineering — 2.5%
556	AECOM (a)	17,677
35	Fluor Corp.	1,715
89	Jacobs Engineering Group, Inc. (a)	4,443

		23,835

	Electrical Equipment — 0.5%
84	Regal Beloit Corp.	4,635

	Machinery — 2.1%
160	Crane Co.	9,064
49	Ingersoll-Rand plc	3,095
74	Parker-Hannifin Corp.	7,968

		20,127

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.9%
66	ManpowerGroup, Inc.	4,234
150	TransUnion (a)	5,006

		9,240

	Road & Rail — 0.1%
20	Landstar System, Inc.	1,353

	Total Industrials	122,531

	Information Technology — 13.9%
	Communications Equipment — 0.7%
326	ARRIS International plc (a)	6,839

	Electronic Equipment, Instruments & Components — 0.9%
9	Arrow Electronics, Inc. (a)	563
81	Avnet, Inc.	3,285
23	Ingram Micro, Inc., Class A	793
207	Jabil Circuit, Inc.	3,831

		8,472

	IT Services — 3.2%
209	Computer Sciences Corp.	10,352
13	CoreLogic, Inc. (a)	512
33	Leidos Holdings, Inc.	1,565
17	Total System Services, Inc.	919
271	Vantiv, Inc., Class A (a)	15,356
263	Xerox Corp.	2,496

		31,200

	Semiconductors & Semiconductor Equipment — 3.3%
431	Applied Materials, Inc.	10,322
27	Lam Research Corp.	2,244
1,526	Marvell Technology Group Ltd., (Bermuda)	14,545
90	ON Semiconductor Corp. (a)	791
59	Skyworks Solutions, Inc.	3,740

		31,642

	Software — 4.7%
364	Activision Blizzard, Inc.	14,433
266	CA, Inc.	8,730
570	Cadence Design Systems, Inc. (a)	13,839
100	Citrix Systems, Inc. (a)	8,001

		45,003

	Technology Hardware, Storage & Peripherals — 1.1%
277	NCR Corp. (a)	7,692
72	Western Digital Corp.	3,379

		11,071

	Total Information Technology	134,227

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 5.3%
	Chemicals — 1.8%
333	Cabot Corp.	15,182
14	Huntsman Corp.	184
15	PPG Industries, Inc.	1,584

		16,950

	Containers & Packaging — 1.7%
57	Avery Dennison Corp.	4,238
87	Crown Holdings, Inc. (a)	4,398
123	Graphic Packaging Holding Co.	1,547
99	International Paper Co.	4,179
53	Sealed Air Corp.	2,432

		16,794

	Metals & Mining — 1.6%
9	Nucor Corp.	450
70	Reliance Steel & Aluminum Co.	5,360
400	Steel Dynamics, Inc.	9,802

		15,612

	Paper & Forest Products — 0.2%
51	Domtar Corp.	1,782

	Total Materials	51,138

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
171	CenturyLink, Inc.	4,966
427	Frontier Communications Corp.	2,109

	Total Telecommunication Services	7,075

	Utilities — 7.0%
	Electric Utilities — 2.2%
80	Alliant Energy Corp.	3,156
119	Edison International	9,274
81	Entergy Corp.	6,573
69	Great Plains Energy, Inc.	2,091
8	Pinnacle West Capital Corp.	665

		21,759

	Gas Utilities — 1.2%
249	UGI Corp.	11,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.3%
248	AES Corp.	3,098

	Multi-Utilities — 3.3%
49	Ameren Corp.	2,620
128	CenterPoint Energy, Inc.	3,062
119	CMS Energy Corp.	5,476
37	Consolidated Edison, Inc.	2,936
64	DTE Energy Co.	6,324
96	Public Service Enterprise Group, Inc.	4,470
59	Sempra Energy	6,704

		31,592

	Total Utilities	67,728

	Total Common Stocks (Cost $824,318)	944,836

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	6
121	Safeway, Inc., PDC CVR, expiring 01/30/18 (a)	8

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
14,304	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $14,304)	14,304

	Total Investments — 99.4% (Cost $838,622)	959,154
	Other Assets in Excess of Liabilities — 0.6%	5,441

	NET ASSETS — 100.0%	$964,595

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
109	S&P Mid Cap 400	09/16/16	USD	$16,274	$218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 6.2%
	Automobiles — 1.5%
918	General Motors Co.	25,979

	Hotels, Restaurants & Leisure — 0.7%
93	McDonald’s Corp.	11,144

	Household Durables — 0.3%
184	D.R. Horton, Inc.	5,783

	Media — 1.4%
183	CBS Corp. (Non-Voting), Class B	9,968
3,484	Sirius XM Holdings, Inc. (a)	13,763

		23,731

	Multiline Retail — 0.8%
181	Target Corp.	12,644

	Specialty Retail — 0.7%
158	Lowe’s Cos., Inc.	12,493

	Textiles, Apparel & Luxury Goods — 0.8%
260	Michael Kors Holdings Ltd., (United Kingdom) (a)	12,845

	Total Consumer Discretionary	104,619

	Consumer Staples — 7.8%
	Food & Staples Retailing — 1.7%
109	CVS Health Corp.	10,436
265	Wal-Mart Stores, Inc.	19,365

		29,801

	Food Products — 3.8%
777	Archer-Daniels-Midland Co.	33,325
518	Pilgrim’s Pride Corp.	13,204
269	Tyson Foods, Inc., Class A	17,940

		64,469

	Household Products — 0.9%
294	Energizer Holdings, Inc.	15,155

	Personal Products — 1.4%
163	Herbalife Ltd. (a)	9,511
299	Nu Skin Enterprises, Inc., Class A	13,815

		23,326

	Total Consumer Staples	132,751

	Energy — 12.6%
	Energy Equipment & Services — 4.1%
946	Ensco plc, (United Kingdom), Class A	9,181
492	FMC Technologies, Inc. (a)	13,127
409	Frank’s International N.V., (Netherlands)	5,974
545	Rowan Cos. plc, Class A	9,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
265	Schlumberger Ltd.	20,928
1,795	Seadrill Ltd., (United Kingdom) (a)	5,815
276	Superior Energy Services, Inc.	5,085

		69,729

	Oil, Gas & Consumable Fuels — 8.5%
30	Apache Corp.	1,670
115	Chevron Corp.	12,082
121	ConocoPhillips	5,271
838	Denbury Resources, Inc.	3,007
138	Exxon Mobil Corp.	12,899
55	Hess Corp.	3,323
1,605	Marathon Oil Corp.	24,094
399	Marathon Petroleum Corp.	15,157
338	Occidental Petroleum Corp.	25,517
295	PBF Energy, Inc., Class A	7,008
68	Tesoro Corp.	5,095
562	Valero Energy Corp.	28,636

		143,759

	Total Energy	213,488

	Financials — 25.7%
	Banks — 9.3%
1,276	Citigroup, Inc.	54,098
432	PNC Financial Services Group, Inc. (The)	35,134
114	Popular, Inc., (Puerto Rico)	3,334
206	Synovus Financial Corp.	5,975
1,271	Wells Fargo & Co.	60,145

		158,686

	Capital Markets — 1.9%
117	Ameriprise Financial, Inc.	10,539
98	Goldman Sachs Group, Inc. (The)	14,568
244	Morgan Stanley	6,350

		31,457

	Consumer Finance — 0.9%
22	Capital One Financial Corp.	1,384
273	Discover Financial Services	14,625

		16,009

	Diversified Financial Services — 1.5%
193	MSCI, Inc.	14,861
417	Voya Financial, Inc.	10,327

		25,188

	Insurance — 7.2%
363	Allstate Corp. (The)	25,364
236	Aspen Insurance Holdings Ltd., (Bermuda)	10,936

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
220	Axis Capital Holdings Ltd., (Bermuda)	12,078
66	Everest Re Group Ltd., (Bermuda)	12,038
321	Hartford Financial Services Group, Inc. (The)	14,264
273	Lincoln National Corp.	10,577
142	Prudential Financial, Inc.	10,130
118	Travelers Cos., Inc. (The)	14,094
274	Validus Holdings Ltd., (Bermuda)	13,309

		122,790

	Real Estate Investment Trusts (REITs) — 4.9%
289	American Capital Agency Corp.	5,718
1,101	Annaly Capital Management, Inc.	12,185
820	Brandywine Realty Trust	13,773
419	Chimera Investment Corp.	6,575
212	DuPont Fabros Technology, Inc.	10,064
481	Equity Commonwealth (a)	14,011
207	Hospitality Properties Trust	5,962
685	Piedmont Office Realty Trust, Inc., Class A	14,753

		83,041

	Total Financials	437,171

	Health Care — 11.9%
	Biotechnology — 2.3%
42	Amgen, Inc.	6,360
389	Gilead Sciences, Inc.	32,467

		38,827

	Health Care Equipment & Supplies — 1.2%
57	C.R. Bard, Inc.	13,451
193	Hologic, Inc. (a)	6,678

		20,129

	Health Care Providers & Services — 4.9%
154	AmerisourceBergen Corp.	12,199
123	Anthem, Inc.	16,129
104	Cigna Corp.	13,247
370	Express Scripts Holding Co. (a)	28,031
75	Humana, Inc.	13,419

		83,025

	Pharmaceuticals — 3.5%
1,685	Pfizer, Inc.	59,340

	Total Health Care	201,321

	Industrials — 9.4%
	Aerospace & Defense — 3.3%
42	BWX Technologies, Inc.	1,492
128	Curtiss-Wright Corp.	10,801

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
148	Northrop Grumman Corp.	32,942
270	Spirit AeroSystems Holdings, Inc., Class A (a)	11,610

		56,845

	Airlines — 2.1%
638	Delta Air Lines, Inc.	23,224
290	United Continental Holdings, Inc. (a)	11,881

		35,105

	Commercial Services & Supplies — 0.9%
552	Pitney Bowes, Inc.	9,831
352	R.R. Donnelley & Sons Co.	5,951

		15,782

	Construction & Engineering — 1.8%
433	AECOM (a)	13,744
63	Jacobs Engineering Group, Inc. (a)	3,138
108	Valmont Industries, Inc.	14,541

		31,423

	Machinery — 1.3%
204	Illinois Tool Works, Inc.	21,290

	Total Industrials	160,445

	Information Technology — 10.3%
	Communications Equipment — 1.0%
578	Cisco Systems, Inc.	16,591

	Electronic Equipment, Instruments & Components — 0.8%
138	SYNNEX Corp.	13,038

	IT Services — 1.5%
285	Computer Sciences Corp.	14,145
217	Leidos Holdings, Inc.	10,402
89	Western Union Co. (The)	1,698

		26,245

	Semiconductors & Semiconductor Equipment — 3.1%
751	QUALCOMM, Inc.	40,231
657	Teradyne, Inc.	12,940

		53,171

	Software — 2.0%
296	Microsoft Corp.	15,131
759	Nuance Communications, Inc. (a)	11,866
186	Take-Two Interactive Software, Inc. (a)	7,065

		34,062

	Technology Hardware, Storage & Peripherals — 1.9%
59	Apple, Inc.	5,641
1,035	HP, Inc.	12,993

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
465	NCR Corp. (a)	12,924

		31,558

	Total Information Technology	174,665

	Materials — 2.6%
	Chemicals — 1.8%
71	Cabot Corp.	3,233
364	LyondellBasell Industries N.V., Class A	27,096

		30,329

	Metals & Mining — 0.8%
563	Steel Dynamics, Inc.	13,793

	Total Materials	44,122

	Telecommunication Services — 3.9%
	Diversified Telecommunication Services — 3.9%
485	AT&T, Inc.	20,953
398	CenturyLink, Inc.	11,547
595	Verizon Communications, Inc.	33,202

	Total Telecommunication Services	65,702

	Utilities — 6.7%
	Electric Utilities — 4.2%
282	American Electric Power Co., Inc.	19,730
172	Edison International	13,383
185	Entergy Corp.	15,042

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
95	FirstEnergy Corp.	3,302
157	NextEra Energy, Inc.	20,525

		71,982

	Gas Utilities — 0.8%
313	UGI Corp.	14,184

	Multi-Utilities — 1.7%
294	Public Service Enterprise Group, Inc.	13,708
194	SCANA Corp.	14,708

		28,416

	Total Utilities	114,582

	Total Common Stocks (Cost $1,465,935)	1,648,866

Short-Term Investment — 2.5%
	Investment Company — 2.5%
42,165	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $42,165)	42,165

	Total Investments — 99.6% (Cost $1,508,100)	1,691,031
	Other Assets in Excess of Liabilities — 0.4%	6,204

	NET ASSETS — 100.0%	$1,697,235

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
432	E-mini S&P 500	09/16/16	USD	$45,148	$837

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

CVR	— Contingent Value Rights.
PDC	— Property Development Center.
USD	— United States Dollar.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$18,676		$3,575,561	$960,375
Investments in affiliates, at value	426		127,699	20,543

Total investment securities, at value	19,102		3,703,260	980,918
Cash	—	(a)	—	—
Deposits at broker for futures contracts	—		6,424	1,122
Receivables:
Investment securities sold	404		91,996	9,240
Fund shares sold	13		31,738	1,207
Dividends from non-affiliates	21		2,553	517
Dividends from affiliates	—	(a)	46	5
Variation margin on futures contracts	—		1,790	306

Total Assets	19,540		3,837,807	993,315

LIABILITIES:
Payables:
Investment securities purchased	421		169,318	3,984
Fund shares redeemed	24		216	528
Accrued liabilities:
Investment advisory fees	7		1,169	303
Administration fees	—		240	7
Distribution fees	6		22	50
Shareholder servicing fees	1		119	44
Custodian and accounting fees	4		20	9
Trustees’ and Chief Compliance Officer’s fees	—		11	—	(a)
Audit fees	31		39	33
Sub-transfer agency fees	3		33	86
Other	4		68	48

Total Liabilities	501		171,255	5,092

Net Assets	$19,039		$3,666,552	$988,223

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$17,066	$3,100,922	$951,241
Accumulated undistributed (distributions in excess of) net investment income	79	27,056	5,195
Accumulated net realized gains (losses)	(1,881)	41,605	(150,228)
Net unrealized appreciation (depreciation)	3,775	496,969	182,015

Total Net Assets	$19,039	$3,666,552	$988,223

Net Assets:
Class A	$8,760	$57,303	$90,529
Class C	6,131	12,599	48,717
Class R2	—	4,584	4,207
Class R5	—	3,920	205,213
Class R6	—	3,341,467	488,138
Select Class	4,148	246,679	151,419

Total	$19,039	$3,666,552	$988,223

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	264	1,649	2,243
Class C	189	367	1,229
Class R2	—	135	106
Class R5	—	110	5,066
Class R6	—	95,382	12,053
Select Class	124	6,952	3,694

Net Asset Value (a):
Class A — Redemption price per share	$33.20	$34.75	$40.37
Class C — Offering price per share (b)	32.48	34.37	39.63
Class R2 — Offering and redemption price per share	—	34.01	39.66
Class R5 — Offering and redemption price per share	—	35.53	40.51
Class R6 — Offering and redemption price per share	—	35.03	40.50
Select Class — Offering and redemption price per share	33.40	35.48	40.99
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.04	$36.68	$42.61

Cost of investments in non-affiliates	$14,901	$3,079,745	$778,908
Cost of investments in affiliates	426	127,699	20,543

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$944,850	$1,648,866
Investments in affiliates, at value	14,304	42,165

Total investment securities, at value	959,154	1,691,031
Deposits at broker for futures contracts	748	1,829
Due from custodian	571	2,556
Receivables:
Investment securities sold	2,988	19,652
Fund shares sold	1,846	2,559
Dividends from non-affiliates	1,359	1,978
Dividends from affiliates	6	14
Variation margin on futures contracts	311	505

Total Assets	966,983	1,720,124

LIABILITIES:
Payables:
Investment securities purchased	571	19,567
Fund shares redeemed	768	1,754
Accrued liabilities:
Investment advisory fees	458	450
Administration fees	30	59
Distribution fees	118	84
Shareholder servicing fees	81	151
Custodian and accounting fees	9	10
Trustees’ and Chief Compliance Officer’s fees	1	1
Audit fees	33	33
Sub-transfer agency fees	218	581
Other	101	199

Total Liabilities	2,388	22,889

Net Assets	$964,595	$1,697,235

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$868,666	$1,555,495
Accumulated undistributed (distributions in excess of) net investment income	1,098	1,489
Accumulated net realized gains (losses)	(25,919)	(43,517)
Net unrealized appreciation (depreciation)	120,750	183,768

Total Net Assets	$964,595	$1,697,235

Net Assets:
Class A	$311,724	$240,808
Class C	89,071	42,788
Class R2	—	17,721
Class R5	—	85,624
Class R6	304,934	86,255
Select Class	258,866	1,224,039

Total	$964,595	$1,697,235

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,003	7,717
Class C	5,328	1,386
Class R2	—	571
Class R5	—	2,725
Class R6	14,931	2,745
Select Class	12,674	39,057

Net Asset Value (a):
Class A — Redemption price per share	$19.48	$31.20
Class C — Offering price per share (b)	16.72	30.87
Class R2 — Offering and redemption price per share	—	31.04
Class R5 — Offering and redemption price per share	—	31.42
Class R6 — Offering and redemption price per share	20.42	31.42
Select Class — Offering and redemption price per share	20.43	31.34
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.56	$32.93

Cost of investments in non-affiliates	$824,318	$1,465,935
Cost of investments in affiliates	14,304	42,165

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$613	$73,892	$16,418
Dividend income from affiliates	1	240	52

Total investment income	614	74,132	16,470

EXPENSES:
Investment advisory fees	132	14,520	5,165
Administration fees	17	2,976	847
Distribution fees:
Class A	24	275	245
Class C	49	104	372
Class R2	—	20	13
Shareholder servicing fees:
Class A	24	275	245
Class C	16	35	124
Class R2	—	10	6
Class R5	—	358	100
Select Class	11	1,679	845
Custodian and accounting fees	25	105	48
Professional fees	48	86	55
Trustees’ and Chief Compliance Officer’s fees	6	37	13
Printing and mailing costs	3	53	35
Registration and filing fees	36	139	129
Transfer agency fees (See Note 2.D.)	7	53	36
Sub-transfer agency fees (See Note 2.D.)	13	190	380
Other	5	29	12

Total expenses	416	20,944	8,670

Less fees waived	(156)	(333)	(2,291)
Less expense reimbursements	(5)	(6)	(52)

Net expenses	255	20,605	6,327

Net investment income (loss)	359	53,527	10,143

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	176	86,369	18,101
Futures	—	4,820	(1,202)
Foreign currency transactions	—	2	— (a)

Net realized gain (loss)	176	91,191	16,899

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(801)	(206,368)	(35,594)
Futures	—	2,287	1,038

Change in net unrealized appreciation/depreciation	(801)	(204,081)	(34,556)

Net realized/unrealized gains (losses)	(625)	(112,890)	(17,657)

Change in net assets resulting from operations	$(266)	$(59,363)	$(7,514)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,449	$42,116
Dividend income from affiliates	53	85

Total investment income	17,502	42,201

EXPENSES:
Investment advisory fees	5,891	6,903
Administration fees	743	1,415
Distribution fees:
Class A	810	608
Class C	625	358
Class R2	—	77
Shareholder servicing fees:
Class A	810	608
Class C	208	119
Class R2	—	39
Class R5	—	45
Select Class	818	3,154
Custodian and accounting fees	56	56
Professional fees	55	62
Trustees’ and Chief Compliance Officer’s fees	12	17
Printing and mailing costs	101	170
Registration and filing fees	163	164
Transfer agency fees (See Note 2.D.)	85	262
Sub-transfer agency fees (See Note 2.D.)	902	2,217
Other	16	18

Total expenses	11,295	16,292

Less fees waived	(2,058)	(4,057)
Less expense reimbursements	(1)	(199)

Net expenses	9,236	12,036

Net investment income (loss)	8,266	30,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(18,108)	9,270
Futures	(709)	(5,737)

Net realized gain (loss)	(18,817)	3,533

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,618)	(157,611)
Futures	512	1,280

Change in net unrealized appreciation/depreciation	(2,106)	(156,331)

Net realized/unrealized gains (losses)	(20,923)	(152,798)

Change in net assets resulting from operations	$(12,657)	$(122,633)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$359	$161	$53,527	$49,610
Net realized gain (loss)	176	1,123	91,191	242,651
Change in net unrealized appreciation/depreciation	(801)	181	(204,081)	(13,084)

Change in net assets resulting from operations	(266)	1,465	(59,363)	279,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(166)	(78)	(997)	(1,555)
From net realized gains	—	—	(7,771)	(7,056)
Class C
From net investment income	(82)	(37)	(59)	(59)
From net realized gains	—	—	(875)	(488)
Class R2
From net investment income	—	—	(39)	(8)
From net realized gains	—	—	(263)	(20)
Class R5
From net investment income	—	—	—	(22,291)
From net realized gains	—	—	(200)	(75,877)
Class R6 (a)
From net investment income	—	—	(47,617)	—
From net realized gains	—	—	(196,504)	—
Select Class
From net investment income	(80)	(33)	(411)	(17,845)
From net realized gains	—	—	(16,260)	(72,997)

Total distributions to shareholders	(328)	(148)	(270,996)	(198,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,007)	4,710	287,274	645,023

NET ASSETS:
Change in net assets	(3,601)	6,027	(43,085)	726,004
Beginning of period	22,640	16,613	3,709,637	2,983,633

End of period	$19,039	$22,640	$3,666,552	$3,709,637

Accumulated undistributed (distributions in excess of) net investment income	$79	$61	$27,056	$24,926

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,143	$7,255	$8,266	$3,270
Net realized gain (loss)	16,899	86,067	(18,817)	83,487
Change in net unrealized appreciation/depreciation	(34,556)	586	(2,106)	(52,938)

Change in net assets resulting from operations	(7,514)	93,908	(12,657)	33,819

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(645)	(320)	(2,230)	(1,100)
From net realized gains	—	—	(27,036)	(33,270)
Class B (a)
From net investment income	—	—	—	(5)
From net realized gains	—	—	—	(722)
Class C
From net investment income	(111)	(45)	(410)	(75)
From net realized gains	—	—	(7,872)	(8,490)
Class R2
From net investment income	(19)	(1)	—	—
Class R5
From net investment income	(2,127)	(995)	—	—
Class R6 (b)
From net investment income	(6,464)	—	(2,290)	—
From net realized gains	—	—	(17,654)	—
Select Class
From net investment income	(70)	(3,526)	(2,298)	(2,295)
From net realized gains	—	—	(19,338)	(53,175)

Total distributions to shareholders	(9,436)	(4,887)	(79,128)	(99,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(49,656)	189,626	80,831	443,967

NET ASSETS:
Change in net assets	(66,606)	278,647	(10,954)	378,654
Beginning of period	1,054,829	776,182	975,549	596,895

End of period	$988,223	$1,054,829	$964,595	$975,549

Accumulated undistributed (distributions in excess of) net investment income	$5,195	$4,981	$1,098	$(23)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,165	$23,033
Net realized gain (loss)	3,533	117,183
Change in net unrealized appreciation/depreciation	(156,331)	(55,479)

Change in net assets resulting from operations	(122,633)	84,737

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,919)	(1,883)
From net realized gains	(12,129)	(10,740)
Class C
From net investment income	(481)	(373)
From net realized gains	(2,317)	(3,334)
Class R2
From net investment income	(209)	(98)
From net realized gains	(725)	(155)
Class R5
From net investment income	(1,649)	(1,285)
From net realized gains	(4,135)	(6,160)
Class R6
From net investment income	(1,457)	(508)
From net realized gains	(3,575)	(2,196)
Select Class
From net investment income	(20,675)	(18,775)
From net realized gains	(58,980)	(102,921)

Total distributions to shareholders	(110,251)	(148,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	142,336	385,861

NET ASSETS:
Change in net assets	(90,548)	322,170
Beginning of period	1,787,783	1,465,613

End of period	$1,697,235	$1,787,783

Accumulated undistributed (distributions in excess of) net investment income	$1,489	$(17)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,458	$3,725	$43,942	$168,215
Distributions reinvested	166	78	8,675	7,997
Cost of shares redeemed	(3,513)	(3,040)	(162,708)	(94,262)

Change in net assets resulting from Class A capital transactions	$(1,889)	$763	$(110,091)	$81,950

Class C
Proceeds from shares issued	$513	$3,609	$1,939	$7,099
Distributions reinvested	77	34	840	508
Cost of shares redeemed	(1,144)	(832)	(3,804)	(1,603)

Change in net assets resulting from Class C capital transactions	$(554)	$2,811	$(1,025)	$6,004

Class R2
Proceeds from shares issued	$—	$—	$3,181	$3,255
Distributions reinvested	—	—	206	10
Cost of shares redeemed	—	—	(1,407)	(567)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,980	$2,698

Class R5
Proceeds from shares issued	$—	$—	$147,210	$551,608
Distributions reinvested	—	—	98	98,125
Cost of shares redeemed	—	—	(2,206,178)	(31,065)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(2,058,870)	$618,668

Class R6 (a)
Proceeds from shares issued	$—	$—	$3,744,275	$—
Distributions reinvested	—	—	244,121	—
Cost of shares redeemed	—	—	(283,437)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$3,704,959	$—

Select Class
Proceeds from shares issued	$391	$1,411	$122,319	$111,237
Distributions reinvested	50	22	3,411	75,360
Cost of shares redeemed	(1,005)	(297)	(1,375,409)	(250,894)

Change in net assets resulting from Select Class capital transactions	$(564)	$1,136	$(1,249,679)	$(64,297)

Total change in net assets resulting from capital transactions	$(3,007)	$4,710	$287,274	$645,023

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	45	112	1,229	4,472
Reinvested	5	2	249	216
Redeemed	(107)	(90)	(4,667)	(2,456)

Change in Class A Shares	(57)	24	(3,189)	2,232

Class C
Issued	16	113	56	188
Reinvested	2	1	24	14
Redeemed	(36)	(25)	(110)	(42)

Change in Class C Shares	(18)	89	(30)	160

Class R2
Issued	—	—	91	88
Reinvested	—	—	6	— (a)
Redeemed	—	—	(40)	(15)

Change in Class R2 Shares	—	—	57	73

Class R5
Issued	—	—	3,900	14,342
Reinvested	—	—	3	2,615
Redeemed	—	—	(56,255)	(816)

Change in Class R5 Shares	—	—	(52,352)	16,141

Class R6 (b)
Issued	—	—	96,721	—
Reinvested	—	—	6,953	—
Redeemed	—	—	(8,292)	—

Change in Class R6 Shares	—	—	95,382	—

Select Class
Issued	11	42	3,461	2,960
Reinvested	2	1	97	2,006
Redeemed	(30)	(9)	(35,374)	(6,458)

Change in Select Class Shares	(17)	34	(31,816)	(1,492)

(a)	Amount rounds to less than 500 shares.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,744	$98,088	$115,229	$241,603
Distributions reinvested	464	307	26,642	32,554
Cost of shares redeemed	(44,544)	(30,452)	(168,582)	(68,865)
Conversion from Class B Shares	—	—	—	3,279

Change in net assets resulting from Class A capital transactions	$(14,336)	$67,943	$(26,711)	$208,571

Class B (a)
Proceeds from shares issued	$—	$—	$—	$113
Distributions reinvested	—	—	—	692
Cost of shares redeemed	—	—	—	(2,858)
Conversion to Class A Shares	—	—	—	(3,279)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(5,332)

Class C
Proceeds from shares issued	$10,146	$30,221	$27,150	$48,031
Distributions reinvested	81	35	7,265	7,809
Cost of shares redeemed	(9,970)	(3,414)	(22,253)	(11,521)

Change in net assets resulting from Class C capital transactions	$257	$26,842	$12,162	$44,319

Class R2
Proceeds from shares issued	$3,918	$1,169	$—	$—
Distributions reinvested	7	1	—	—
Cost of shares redeemed	(949)	(666)	—	—

Change in net assets resulting from Class R2 capital transactions	$2,976	$504	$—	$—

Class R5
Proceeds from shares issued	$54,598	$74,969	$—	$—
Distributions reinvested	1,858	995	—	—
Cost of shares redeemed	(38,491)	(24,666)	—	—

Change in net assets resulting from Class R5 capital transactions	$17,965	$51,298	$—	$—

Class R6 (b)
Proceeds from shares issued	$605,936	$—	$296,563	$—
Distributions reinvested	6,464	—	19,944	—
Cost of shares redeemed	(97,049)	—	(12)	—

Change in net assets resulting from Class R6 capital transactions	$515,351	$—	$316,495	$—

Select Class
Proceeds from shares issued	$78,959	$140,682	$146,281	$301,379
Distributions reinvested	46	3,214	17,565	49,847
Cost of shares redeemed	(650,874)	(100,857)	(384,961)	(154,817)

Change in net assets resulting from Select Class capital transactions	$(571,869)	$43,039	$(221,115)	$196,409

Total change in net assets resulting from capital transactions	$(49,656)	$189,626	$80,831	$443,967

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	737	2,450	5,728	10,640
Reinvested	12	8	1,439	1,529
Redeemed	(1,106)	(764)	(8,481)	(3,017)
Conversion from Class B Shares	—	—	—	145

Change in Class A Shares	(357)	1,694	(1,314)	9,297

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	37
Redeemed	—	—	—	(140)
Conversion to Class A Shares	—	—	—	(166)

Change in Class B Shares	—	—	—	(264)

Class C
Issued	257	774	1,614	2,416
Reinvested	2	1	457	420
Redeemed	(255)	(87)	(1,316)	(572)

Change in Class C Shares	4	688	755	2,264

Class R2
Issued	100	30	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(24)	(16)	—	—

Change in Class R2 Shares	76	14	—	—

Class R5
Issued	1,371	1,842	—	—
Reinvested	46	24	—	—
Redeemed	(959)	(614)	—	—

Change in Class R5 Shares	458	1,252	—	—

Class R6 (c)
Issued	14,369	—	13,904	—
Reinvested	160	—	1,028	—
Redeemed	(2,476)	—	(1)	—

Change in Class R6 Shares	12,053	—	14,931	—

Select Class
Issued	1,966	3,517	7,038	12,734
Reinvested	1	79	904	2,245
Redeemed	(15,436)	(2,493)	(17,691)	(6,494)

Change in Select Class Shares	(13,469)	1,103	(9,749)	8,485

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500 shares.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$166,519	$97,330
Distributions reinvested	15,365	12,172
Cost of shares redeemed	(80,574)	(45,423)

Change in net assets resulting from Class A capital transactions	$101,310	$64,079

Class C
Proceeds from shares issued	$6,903	$22,302
Distributions reinvested	2,515	3,280
Cost of shares redeemed	(13,246)	(6,296)

Change in net assets resulting from Class C capital transactions	$(3,828)	$19,286

Class R2
Proceeds from shares issued	$11,058	$15,444
Distributions reinvested	803	179
Cost of shares redeemed	(6,453)	(2,495)

Change in net assets resulting from Class R2 capital transactions	$5,408	$13,128

Class R5
Proceeds from shares issued	$28,926	$19,393
Distributions reinvested	5,784	7,445
Cost of shares redeemed	(21,596)	(20,221)

Change in net assets resulting from Class R5 capital transactions	$13,114	$6,617

Class R6
Proceeds from shares issued	$71,117	$25,620
Distributions reinvested	5,032	2,704
Cost of shares redeemed	(20,617)	(7,455)

Change in net assets resulting from Class R6 capital transactions	$55,532	$20,869

Select Class
Proceeds from shares issued	$308,972	$495,104
Distributions reinvested	73,614	109,550
Cost of shares redeemed	(411,786)	(342,772)

Change in net assets resulting from Select Class capital transactions	$(29,200)	$261,882

Total change in net assets resulting from capital transactions	$142,336	$385,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	4,888	2,685
Reinvested	492	348
Redeemed	(2,519)	(1,249)

Change in Class A Shares	2,861	1,784

Class C
Issued	214	616
Reinvested	82	95
Redeemed	(424)	(174)

Change in Class C Shares	(128)	537

Class R2
Issued	348	429
Reinvested	26	5
Redeemed	(204)	(69)

Change in Class R2 Shares	170	365

Class R5
Issued	885	527
Reinvested	184	212
Redeemed	(681)	(546)

Change in Class R5 Shares	388	193

Class R6
Issued	2,159	693
Reinvested	160	77
Redeemed	(661)	(205)

Change in Class R6 Shares	1,658	565

Select Class
Issued	9,586	13,382
Reinvested	2,349	3,121
Redeemed	(12,663)	(9,329)

Change in Select Class Shares	(728)	7,174

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income

Intrepid Advantage Fund
Class A
Year Ended June 30, 2016	$34.01	$0.62	(e)	$(0.87	)(e)	$(0.25)	$(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)	4.44		4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13		0.63		0.76	(0.23)

Class C
Year Ended June 30, 2016	33.29	0.44	(e)	(0.85	)(e)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)	4.37		4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04		0.62		0.66	(0.10)

Select Class
Year Ended June 30, 2016	34.22	0.68	(e)	(0.86	)(e)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)	4.45		4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19		0.62		0.81	(0.30)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	As described in Note 2-G, amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Select Class Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$33.20	(0.72)%	$8,760	1.15%	1.90	%(e)	1.95%	31%
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(f)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57

32.48	(1.21)	6,131	1.65	1.38	(e)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(f)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57

33.40	(0.48)	4,148	0.90	2.05	(e)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(f)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2016	$38.08	$0.34	$(1.15)	$(0.81)	$(0.27)	$(2.25)	$(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	0.10	0.29	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	0.12	0.19	—	—	—

Class R2
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	0.12	0.25	(0.03)	—	(0.03)

Class R5
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	0.10	0.40	(0.25)	—	(0.25)

Class R6
November 2, 2015 (g) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

Select Class
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	0.10	0.35	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$34.75	(2.08)%	$57,303	1.04%	0.96%	1.15%	70%
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95

34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95

34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95

35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95

35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2016	$40.99	$0.27		$(0.63)	$(0.36)	$(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10		0.57	0.67	(0.06)

Class C
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02)		0.57	0.55	—

Class R2
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07		0.54	0.61	(0.02)

Class R5
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21		0.57	0.78	(0.18)

Class R6
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

Select Class
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16		0.57	0.73	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$40.37	(0.88)%	$90,529	0.93%	0.66%		1.23%	70%
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110

39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110

39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110

40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110

40.50	(2.94)	488,138	0.42	1.38		0.61	70

40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2016	$21.82	$0.15		$(0.64)	$(0.49)	$(0.13)	$(1.72)	$(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10		(0.79)	(0.69)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01		(0.72)	(0.71)	(0.05)	—	(0.05)

Class R6
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

Select Class
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14		(0.82)	(0.68)	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$19.48	(1.71)%	$311,724	1.15%	0.77%		1.44%	78%
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51

16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51

20.42	0.12	304,934	0.65	1.53		0.78	78

20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2016	$35.66	$0.53	$(2.95)	$(2.42)	$(0.49)	$(1.55)	$(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(0.34)	0.01	(0.37)	—	(0.37)

Class C
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(0.35)	(0.11)	(0.25)	—	(0.25)

Class R2
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(0.33)	(0.04)	(0.32)	—	(0.32)

Class R5
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(0.34)	0.09	(0.45)	—	(0.45)

Class R6
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(0.33)	0.10	(0.46)	—	(0.46)

Select Class
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(0.35)	0.04	(0.40)	—	(0.40)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$31.20	(6.70)%	$240,808	0.83%	1.64%	1.18%	66%
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82

30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82

31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82

31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82

31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82

31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,102	$—	$—	$19,102

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,703,260	$—	$—	$3,703,260

Appreciation in Other Financial Instruments
Futures Contracts	$1,153	$—	$—	$1,153

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$980,918	$—	$—	$980,918

Appreciation in Other Financial Instruments
Futures Contracts	$548	$—	$—	$548

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$959,140	$—	$14	$959,154

Appreciation in Other Financial Instruments
Futures Contracts	$218	$—	$—	$218

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,691,031	$—	$—	$1,691,031

Appreciation in Other Financial Instruments
Futures Contracts	$837	$—	$—	$837

(a)	All portfolio holdings designated as level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually in the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of the portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$97,167	$27,931	$21,901	$40,741
Ending Notional Balance Long	84,549	26,128	16,274	45,148

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agency fees	$4	$2	n/a	n/a	n/a	$1	$7
Sub-transfer agency fees	6	6	n/a	n/a	n/a	1	13
Intrepid America Fund
Transfer agency fees	14	2	$1	$10	$15	11	53
Sub-transfer agency fees	156	15	8	2	—	9	190
Intrepid Growth Fund
Transfer agency fees	19	3	1	3	3	7	36
Sub-transfer agency fees	99	47	9	152	—	73	380
Intrepid Mid Cap Fund
Transfer agency fees	59	9	n/a	n/a	3	14	85
Sub-transfer agency fees	452	140	n/a	n/a	—	310	902
Intrepid Value Fund
Transfer agency fees	199	4	38	3	2	16	262
Sub-transfer agency fees	220	49	36	39	—	1,873	2,217

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Intrepid Advantage Fund	$—	(a)	$(13)	$13
Intrepid America Fund	—	(a)	(2,274)	2,274
Intrepid Growth Fund	—	(a)	(493)	493
Intrepid Mid Cap Fund	—		83	(83)
Intrepid Value Fund	—	(a)	(269)	269

(a)	Amount rounds to less than $500.

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

G. Out of Period Adjustment — The Intrepid Advantage Fund recorded an out of period adjustment in the June 30, 2016 financial statements which resulted in an increase to Dividend income of approximately $184,000 and a decrease to unrealized and realized gains on investments of approximately $46,000 and $138,000, as well as the changes to the Financial Highlights as disclosed therein, respectively. This adjustment resulted from a misclassification in the June 30, 2015 financial statements whereby income earned from a merger of two of the Fund’s non-affiliate holdings was incorrectly recorded as realized gain on investments. Management has evaluated the adjustment and concluded that it is not material to the previously issued 2015 or the current year annual financial statements.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Intrepid Advantage Fund	0.25%	0.75%	n/a
Intrepid America Fund	0.25	0.75	0.50%
Intrepid Growth Fund	0.25	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75	n/a
Intrepid Value Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$1	$—	(a)
Intrepid America Fund	4	—	(a)
Intrepid Growth Fund	16	1
Intrepid Mid Cap Fund	33	1
Intrepid Value Fund	11	—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	0.05	0.25

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund	1.04	1.54	1.29%	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.17	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.08	0.48	0.43	0.68
The expense limitation agreements were in effect for the year ended June 30, 2016 and are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$118	$17	$20	$155	$5
Intrepid America Fund	—	—	131	131	6
Intrepid Growth Fund	1,144	763	324	2,231	52
Intrepid Mid Cap Fund	675	448	895	2,018	1
Intrepid Value Fund	861	574	2,536	3,971	199

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

Intrepid Advantage Fund	$1
Intrepid America Fund	202
Intrepid Growth Fund	60
Intrepid Mid Cap Fund	40
Intrepid Value Fund	86

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

During the year ended June 30, 2016, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	1
Intrepid Value Fund	9

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$6,266	$9,202
Intrepid America Fund	2,550,225	2,483,017
Intrepid Growth Fund	700,445	746,420
Intrepid Mid Cap Fund	707,571	692,967
Intrepid Value Fund	1,151,630	1,106,032

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$15,371	$4,373	$642	$3,731
Intrepid America Fund	3,232,209	599,680	128,629	471,051
Intrepid Growth Fund	805,213	205,291	29,586	175,705
Intrepid Mid Cap Fund	843,956	164,618	49,420	115,198
Intrepid Value Fund	1,526,915	251,901	87,785	164,116

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$328	$—	$328
Intrepid America Fund	49,123	221,873	270,996
Intrepid Growth Fund	9,436	—	9,436
Intrepid Mid Cap Fund	19,785	59,343	79,128
Intrepid Value Fund	34,523	75,728	110,251

*	Short-term gains are treated as ordinary income for income tax purposes.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$148	$—	$148
Intrepid America Fund	56,358	141,838	198,196
Intrepid Growth Fund	4,887	—	4,887
Intrepid Mid Cap Fund	10,207	88,925	99,132
Intrepid Value Fund	42,160	106,268	148,428

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$79	$(1,835)	$3,731
Intrepid America Fund	27,153	67,522	471,051
Intrepid Growth Fund	5,225	(121,929)	175,705
Intrepid Mid Cap Fund	1,122	190	115,198
Intrepid Value Fund	1,510	725	164,116

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

As of June 30, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,835	$1,835
Intrepid Growth Fund	121,929	—	121,929

During the year ended June 30, 2016, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$281
Intrepid Growth	40,858

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid Growth Fund	$21,993	$—
Intrepid Mid Cap Fund	20,915	(358)
Intrepid Value Fund	47,422	(22,829)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Advantage Fund	2	12.2%	2	10.3%
Intrepid Mid Cap Fund	2	12.9	—	n/a
Intrepid Value Fund	—	n/a	2	52.6

As of June 30, 2016, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.8%	60.9%
Intrepid Growth Fund	48.7	n/a
Intrepid Mid Cap Fund	31.6	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 29, 2016

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	65

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	67

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,003.90	$5.73	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class C
Actual	1,000.00	1,001.50	8.21	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	1,005.10	4.49	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Intrepid America Fund
Class A
Actual	1,000.00	994.60	5.21	1.05
Hypothetical	1,000.00	1,019.64	5.27	1.05
Class C
Actual	1,000.00	992.20	7.58	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class R2
Actual	1,000.00	993.60	6.34	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class R5
Actual	1,000.00	996.90	2.93	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	997.40	2.43	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Select Class
Actual	1,000.00	996.10	3.72	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio

Intrepid Growth Fund
Class A
Actual	$1,000.00	$992.40	$4.61	0.93%
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	990.00	7.03	1.42
Hypothetical	1,000.00	1,017.80	7.12	1.42
Class R2
Actual	1,000.00	991.00	5.79	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class R5
Actual	1,000.00	994.60	2.38	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Class R6
Actual	1,000.00	994.80	2.08	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Select Class
Actual	1,000.00	993.50	3.37	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,039.30	5.83	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class C
Actual	1,000.00	1,036.20	9.01	1.78
Hypothetical	1,000.00	1,016.01	8.92	1.78
Class R6
Actual	1,000.00	1,042.20	3.30	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Select Class
Actual	1,000.00	1,041.20	4.57	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Intrepid Value Fund
Class A
Actual	1,000.00	994.80	4.12	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class C
Actual	1,000.00	992.20	6.59	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class R2
Actual	1,000.00	993.70	5.35	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08
Class R5
Actual	1,000.00	996.50	2.38	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48
Class R6
Actual	1,000.00	996.80	2.13	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43
Select Class
Actual	1,000.00	995.50	3.37	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2016

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	92.08
Intrepid Value Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$221,873
Intrepid Mid Cap Fund	59,343
Intrepid Value Fund	75,728

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$328
Intrepid America Fund	49,123
Intrepid Growth Fund	9,436
Intrepid Mid Cap Fund	19,516
Intrepid Value Fund	34,523

JUNE 30, 2016	J.P. MORGAN INTREPID FUNDS	71

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-INT-616

Annual Report

J.P. Morgan Equity Funds

June 30, 2016

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management, J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March, as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked one of the single worst days in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, large capitalization stocks outperformed mid cap, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.90)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$412,153

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Science and Apple Inc. and its underweight position in Amazon.com Inc. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in quarterly revenue. Shares of Amazon.com, an online retailer, rose on continued expansion of its business.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Grumman Corp., Cameron International Corp. and Computer Sciences Corp. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Cameron International, an oilfield services company, rose on news that the company would be acquired by Schlumberger Ltd. for an estimated $15 billion. Shares of Computer Sciences, a provider of business computing services, rose on news of its merger with Hewlett-Packard Enterprise Co.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	3.5%
2.	Microsoft Corp.	3.2
3.	Gilead Sciences, Inc.	2.6
4.	Pfizer, Inc.	2.5
5.	Wells Fargo & Co.	2.3
6.	Northrop Grumman Corp.	2.2
7.	Citigroup, Inc.	2.0
8.	Wal-Mart Stores, Inc.	1.9
9.	C.R. Bard, Inc.	1.8
10.	Cisco Systems, Inc.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Hexcel Corp.	4.6%
2.	Dominion Resources, Inc.	3.6
3.	Cerner Corp.	3.3
4.	Aqua America, Inc.	3.3
5.	DexCom, Inc.	3.1
6.	Colgate-Palmolive Co.	3.1
7.	Sprint Corp.	3.0
8.	McCormick & Co., Inc. (Non-Voting)	2.9
9.	Alcoa, Inc.	2.9
10.	Dolby Laboratories, Inc., Class A	2.9

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	24.9%
Health Care	16.1
Consumer Discretionary	12.4
Consumer Staples	11.3
Financials	10.7
Industrials	10.5
Energy	5.3
Utilities	3.6
Telecommunication Services	2.2
Materials	1.6
Short-Term Investment	1.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	26.6%
Health Care	18.4
Consumer Discretionary	15.1
Industrials	13.7
Consumer Staples	10.6
Utilities	6.9
Materials	5.4
Telecommunication Services	3.0
Financials	0.3

*	Percentages indicated are based on total long investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2006
With Sales Charge*		(7.30)%	9.13%	4.46%
Without Sales Charge		(2.15)	10.31	5.02
CLASS C SHARES	January 31, 2006
With CDSC**		(3.58)	9.77	4.50
Without CDSC		(2.58)	9.77	4.50
SELECT CLASS SHARES	January 31, 2006	(1.90)	10.59	5.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(4.28)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$9,876,065

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology was a positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Morgan Stanley and its underweight position in Johnson & Johnson. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of Morgan Stanley, a financial services company, fell on general weakness in financial sector stocks and investor uncertainty about the impact of the U.K. “Brexit” vote on the company’s business. Shares of Johnson & Johnson, a maker of consumer health products, rose on analysts’ expectations for continued revenue growth and profit margin expansion.

Leading individual contributors to relative performance included the Fund’s overweight positions in Chubb Ltd., Broadcom Ltd. and Lowe’s Cos. Shares of Chubb, a property insurer, rose after the company reported better than expected quarterly results and increased its quarterly dividend. Shares of Broadcom, a semiconductor manufacturer, rose on better than expected earnings growth. Shares of Lowe’s, a home improvement retail chain, rose on better than expected sales and an increase in the company’s quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 132% to 32%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Chubb Ltd., (Switzerland)	2.6%
2.	Microsoft Corp.	2.5
3.	Occidental Petroleum Corp.	2.3
4.	Wells Fargo & Co.	2.3
5.	Broadcom Ltd., (Singapore)	2.3
6.	Lowe’s Cos., Inc.	2.1
7.	Alphabet, Inc., Class C	2.0
8.	General Motors Co.	2.0
9.	Pfizer, Inc.	2.0
10.	Honeywell International, Inc.	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Clorox Co. (The)	2.9%
2.	Lockheed Martin Corp.	2.8
3.	Enbridge, Inc., (Canada)	2.7
4.	Ventas, Inc.	2.6
5.	Boeing Co. (The)	2.5
6.	Microchip Technology, Inc.	2.4
7.	Baxter International, Inc.	1.9
8.	Omnicom Group, Inc.	1.9
9.	Exxon Mobil Corp.	1.8
10.	Duke Energy Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	20.3%
Financials	17.2
Consumer Discretionary	15.9
Health Care	14.4
Industrials	9.7
Energy	8.2
Consumer Staples	6.5
Materials	3.2
Utilities	2.3
Telecommunication Services	2.0
Short-Term Investment	0.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	18.6%
Consumer Discretionary	15.8
Industrials	12.8
Health Care	11.0
Consumer Staples	10.6
Information Technology	10.3
Energy	9.7
Utilities	6.9
Materials	4.1
Telecommunication Services	0.2

*	Percentages indicated are based on total long investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		(9.52)%	9.48%	8.02%
Without Sales Charge		(4.52)	10.67	8.60
CLASS C SHARES	November 1, 2005
With CDSC**		(5.98)	10.12	8.06
Without CDSC		(4.98)	10.12	8.06
CLASS R2 SHARES	November 3, 2008	(4.74)	10.39	8.40
CLASS R5 SHARES	May 15, 2006	(4.07)	11.17	9.10
SELECT CLASS SHARES	November 1, 2005	(4.28)	10.95	8.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 129.4%
Common Stocks — 127.5%
	Consumer Discretionary — 16.0%
	Auto Components — 0.4%
26	Delphi Automotive plc, (United Kingdom)	1,602

	Automobiles — 0.2%
22	General Motors Co.	617

	Hotels, Restaurants & Leisure — 3.3%
53	McDonald’s Corp.	6,402
125	Restaurant Brands International, Inc., (Canada)	5,188
24	Yum! Brands, Inc.	1,973

		13,563

	Household Durables — 1.0%
104	D.R. Horton, Inc.	3,283
6	Whirlpool Corp. (j)	1,000

		4,283

	Internet & Catalog Retail — 0.9%
1	Amazon.com, Inc. (a)	1,002
25	Expedia, Inc. (j)	2,700

		3,702

	Media — 3.8%
57	CBS Corp. (Non-Voting), Class B	3,125
89	Comcast Corp., Class A	5,792
32	DISH Network Corp., Class A (a) (j)	1,698
191	Twenty-First Century Fox, Inc., Class A	5,161

		15,776

	Multiline Retail — 1.4%
85	Target Corp.	5,907

	Specialty Retail — 3.3%
69	Home Depot, Inc. (The) (j)	8,865
58	Lowe’s Cos., Inc.	4,624

		13,489

	Textiles, Apparel & Luxury Goods — 1.7%
86	Coach, Inc.	3,491
38	PVH Corp.	3,600

		7,091

	Total Consumer Discretionary	66,030

	Consumer Staples — 14.6%
	Beverages — 1.0%
8	Molson Coors Brewing Co., Class B	839
33	PepsiCo, Inc. (j)	3,454

		4,293

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 4.2%
84	Walgreens Boots Alliance, Inc.	6,977
139	Wal-Mart Stores, Inc. (j)	10,157

		17,134

	Food Products — 4.9%
49	General Mills, Inc. (j)	3,509
47	Ingredion, Inc.	6,031
123	Pilgrim’s Pride Corp. (j)	3,139
110	Tyson Foods, Inc., Class A (j)	7,340

		20,019

	Household Products — 0.8%
63	Energizer Holdings, Inc.	3,265

	Personal Products — 1.2%
31	Edgewell Personal Care Co. (a)	2,644
41	Herbalife Ltd. (a) (j)	2,388

		5,032

	Tobacco — 2.5%
22	Altria Group, Inc.	1,538
163	Reynolds American, Inc. (j)	8,769

		10,307

	Total Consumer Staples	60,050

	Energy — 6.8%
	Energy Equipment & Services — 3.3%
26	Baker Hughes, Inc.	1,183
248	Ensco plc, (United Kingdom), Class A (j)	2,412
65	FMC Technologies, Inc. (a)	1,739
50	Frank’s International N.V., (Netherlands)	726
98	National Oilwell Varco, Inc. (j)	3,284
220	Noble Corp. plc, (United Kingdom) (j)	1,810
333	Seadrill Ltd., (United Kingdom) (a)	1,079
69	Superior Energy Services, Inc.	1,274

		13,507

	Oil, Gas & Consumable Fuels — 3.5%
36	Apache Corp.	2,015
336	Denbury Resources, Inc.	1,205
81	Devon Energy Corp.	2,925
15	Exxon Mobil Corp.	1,397
151	Marathon Oil Corp. (j)	2,272
26	Occidental Petroleum Corp.	1,972
42	PBF Energy, Inc., Class A	992
37	Valero Energy Corp. (j)	1,867

		14,645

	Total Energy	28,152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Financials — 13.9%
	Banks — 8.1%
494	Bank of America Corp. (j)	6,554
254	Citigroup, Inc. (j)	10,787
44	PNC Financial Services Group, Inc. (The)	3,614
262	Wells Fargo & Co. (j)	12,418

		33,373

	Capital Markets — 0.5%
70	Morgan Stanley	1,806

	Consumer Finance — 1.1%
86	Discover Financial Services (j)	4,634

	Insurance — 3.7%
53	Allstate Corp. (The) (j)	3,725
106	American International Group, Inc.	5,606
88	Hartford Financial Services Group, Inc. (The)	3,888
18	Travelers Cos., Inc. (The)	2,178

		15,397

	Real Estate Investment Trusts (REITs) — 0.5%
22	Equity Commonwealth (a)	647
7	Simon Property Group, Inc.	1,431

		2,078

	Total Financials	57,288

	Health Care — 20.8%
	Biotechnology — 7.0%
53	Amgen, Inc.	8,137
21	Celgene Corp. (a)	2,081
165	Gilead Sciences, Inc. (j)	13,772
40	Neurocrine Biosciences, Inc. (a) (j)	1,800
36	Vertex Pharmaceuticals, Inc. (a) (j)	3,073

		28,863

	Health Care Equipment & Supplies — 3.2%
42	C.R. Bard, Inc. (j)	9,853
99	Hologic, Inc. (a)	3,433

		13,286

	Health Care Providers & Services — 6.9%
19	Aetna, Inc. (j)	2,308
37	AmerisourceBergen Corp.	2,903
56	Anthem, Inc. (j)	7,329
55	Cigna Corp.	7,001
26	Humana, Inc.	4,587
23	McKesson Corp. (j)	4,218

		28,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 3.7%
5	Jazz Pharmaceuticals plc, (Ireland) (a)	763
21	Merck & Co., Inc.	1,198
374	Pfizer, Inc. (j)	13,173

		15,134

	Total Health Care	85,629

	Industrials — 13.6%
	Aerospace & Defense — 5.6%
27	Huntington Ingalls Industries, Inc. (j)	4,503
53	Northrop Grumman Corp. (j)	11,825
20	Raytheon Co. (j)	2,786
39	United Technologies Corp.	3,959

		23,073

	Airlines — 1.6%
76	Delta Air Lines, Inc.	2,769
91	United Continental Holdings, Inc. (a)	3,734

		6,503

	Building Products — 0.3%
46	Masco Corp.	1,436

	Commercial Services & Supplies — 0.4%
103	R.R. Donnelley & Sons Co.	1,739

	Construction & Engineering — 1.7%
126	AECOM (a) (j)	4,016
4	Fluor Corp.	182
55	Jacobs Engineering Group, Inc. (a)	2,745

		6,943

	Electrical Equipment — 0.2%
7	Rockwell Automation, Inc.	815

	Machinery — 3.5%
65	Allison Transmission Holdings, Inc. (j)	1,832
73	Illinois Tool Works, Inc.	7,645
34	PACCAR, Inc.	1,764
29	Parker-Hannifin Corp.	3,133

		14,374

	Trading Companies & Distributors — 0.3%
26	WESCO International, Inc. (a)	1,318

	Total Industrials	56,201

	Information Technology — 32.2%
	Communications Equipment — 3.0%
336	Cisco Systems, Inc. (j)	9,643
44	Motorola Solutions, Inc.	2,869

		12,512

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.4%
18	SYNNEX Corp.	1,678

	Internet Software & Services — 3.5%
11	Alphabet, Inc., Class C (a) (j)	7,821
65	eBay, Inc. (a)	1,531
58	VeriSign, Inc. (a)	5,014

		14,366

	IT Services — 4.8%
108	Computer Sciences Corp.	5,382
85	Leidos Holdings, Inc. (j)	4,089
28	MasterCard, Inc., Class A (j)	2,466
64	Vantiv, Inc., Class A (a)	3,628
55	Visa, Inc., Class A	4,109

		19,674

	Semiconductors & Semiconductor Equipment — 5.4%
72	Lam Research Corp. (j)	6,044
215	Marvell Technology Group Ltd., (Bermuda)	2,049
197	Maxim Integrated Products, Inc.	7,027
135	QUALCOMM, Inc. (j)	7,227

		22,347

	Software — 7.9%
56	Activision Blizzard, Inc. (j)	2,227
336	Microsoft Corp. (j)	17,201
215	Oracle Corp. (j)	8,800
185	Rovi Corp. (a)	2,897
33	Take-Two Interactive Software, Inc. (a)	1,232

		32,357

	Technology Hardware, Storage & Peripherals — 7.2%
193	Apple, Inc. (j)	18,432
313	Hewlett Packard Enterprise Co.	5,724
266	HP, Inc.	3,335
77	NCR Corp. (a)	2,124

		29,615

	Total Information Technology	132,549

	Materials — 2.1%
	Chemicals — 1.2%
69	LyondellBasell Industries N.V., Class A	5,158

	Metals & Mining — 0.9%
22	Nucor Corp.	1,077
104	Steel Dynamics, Inc.	2,543

		3,620

	Total Materials	8,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
118	AT&T, Inc. (j)	5,097
117	Verizon Communications, Inc. (j)	6,514

	Total Telecommunication Services	11,611

	Utilities — 4.7%
	Electric Utilities — 2.5%
85	Edison International	6,585
7	Entergy Corp. (j)	602
23	NextEra Energy, Inc.	2,934

		10,121

	Gas Utilities — 2.0%
187	UGI Corp. (j)	8,462

	Multi-Utilities — 0.2%
12	SCANA Corp.	878

	Total Utilities	19,461

	Total Common Stocks (Cost $451,048)	525,749

Short-Term Investment — 1.9%
	Investment Company — 1.9%
7,663	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $7,663)	7,663

	Total Investments — 129.4% (Cost $458,711)	533,412
	Liabilities in Excess of Other Assets — (29.4)%	(121,259)

	NET ASSETS — 100.0%	$412,153

Short Positions — 28.4%
Common Stocks — 28.4%
	Consumer Discretionary — 4.3%
	Auto Components — 0.4%
53	BorgWarner, Inc.	1,573

	Hotels, Restaurants & Leisure — 1.4%
25	Aramark	829
32	Choice Hotels International, Inc.	1,514
39	Marriott International, Inc., Class A	2,585
28	Norwegian Cruise Line Holdings Ltd. (a)	1,116

		6,044

	Leisure Products — 0.7%
34	Polaris Industries, Inc.	2,813

	Media — 0.5%
13	AMC Networks, Inc., Class A (a)	780

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts )

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Media — continued
12	Walt Disney Co. (The)	1,193

		1,973

	Multiline Retail — 0.1%
13	Nordstrom, Inc.	476

	Specialty Retail — 0.6%
50	CarMax, Inc. (a)	2,451

	Textiles, Apparel & Luxury Goods — 0.6%
60	Under Armour, Inc., Class A (a)	2,396

	Total Consumer Discretionary	17,726

	Consumer Staples — 3.0%
	Beverages — 0.7%
28	Brown-Forman Corp., Class B	2,773

	Food & Staples Retailing — 0.3%
6	Casey’s General Stores, Inc.	763
19	Whole Foods Market, Inc.	621

		1,384

	Food Products — 0.8%
32	McCormick & Co., Inc. (Non-Voting)	3,424

	Household Products — 1.2%
9	Clorox Co. (The)	1,246
49	Colgate-Palmolive Co.	3,616

		4,862

	Total Consumer Staples	12,443

	Financials — 0.1%
	Consumer Finance — 0.1%
67	SLM Corp. (a)	412

	Health Care — 5.2%
	Biotechnology — 0.4%
8	Agios Pharmaceuticals, Inc. (a)	348
17	Bluebird Bio, Inc. (a)	744
21	Cepheid, Inc. (a)	652

		1,744

	Health Care Equipment & Supplies — 0.9%
46	DexCom, Inc. (a)	3,633

	Health Care Providers & Services — 1.2%
13	Acadia Healthcare Co., Inc. (a)	737
59	Patterson Cos., Inc.	2,816
39	Team Health Holdings, Inc. (a)	1,594

		5,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 1.7%
22	athenahealth, Inc. (a)	3,023
67	Cerner Corp. (a)	3,897

		6,920

	Pharmaceuticals — 1.0%
69	Catalent, Inc. (a)	1,577
53	Zoetis, Inc.	2,492

		4,069

	Total Health Care	21,513

	Industrials — 3.9%
	Aerospace & Defense — 1.3%
130	Hexcel Corp.	5,392

	Commercial Services & Supplies — 0.7%
86	Covanta Holding Corp.	1,421
12	Stericycle, Inc. (a)	1,291

		2,712

	Electrical Equipment — 0.3%
5	Acuity Brands, Inc.	1,190

	Professional Services — 0.3%
18	Verisk Analytics, Inc. (a)	1,427

	Road & Rail — 0.2%
14	Ryder System, Inc.	838

	Trading Companies & Distributors — 1.1%
45	Fastenal Co.	2,008
11	W.W. Grainger, Inc.	2,477

		4,485

	Total Industrials	16,044

	Information Technology — 7.6%
	Communications Equipment — 0.8%
5	Arista Networks, Inc. (a)	316
39	ViaSat, Inc. (a)	2,770

		3,086

	Electronic Equipment, Instruments & Components — 3.7%
43	Amphenol Corp., Class A	2,482
36	CDW Corp.	1,431
70	Dolby Laboratories, Inc., Class A	3,340
127	Jabil Circuit, Inc.	2,336
83	Knowles Corp. (a)	1,133
100	National Instruments Corp.	2,747
36	Zebra Technologies Corp., Class A (a)	1,809

		15,278

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Internet Software & Services — 0.5%
56	Pandora Media, Inc. (a)	697
77	Twitter, Inc. (a)	1,294

		1,991

	IT Services — 1.1%
91	Booz Allen Hamilton Holding Corp.	2,688
31	Paychex, Inc.	1,862

		4,550

	Semiconductors & Semiconductor Equipment — 0.8%
61	Cypress Semiconductor Corp.	639
39	Linear Technology Corp.	1,806
13	Skyworks Solutions, Inc.	816

		3,261

	Software — 0.7%
17	NetSuite, Inc. (a)	1,259
11	Splunk, Inc. (a)	607
6	Ultimate Software Group, Inc. (The) (a)	1,157

		3,023

	Total Information Technology	31,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.5%
	Metals & Mining — 1.5%
368	Alcoa, Inc.	3,411
39	Compass Minerals International, Inc.	2,879

	Total Materials	6,290

	Telecommunication Services — 0.8%
	Wireless Telecommunication Services — 0.8%
773	Sprint Corp. (a)	3,503

	Utilities — 2.0%
	Multi-Utilities — 1.0%
54	Dominion Resources, Inc.	4,216

	Water Utilities — 1.0%
108	Aqua America, Inc.	3,848

	Total Utilities	8,064

	Total Securities Sold Short (Proceeds $112,361)	$117,184

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
29	E-mini S&P 500	09/16/16	USD	$3,031	$39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 132.2%
Common Stocks — 131.8%
	Consumer Discretionary — 21.0%
	Auto Components — 1.1%
595	BorgWarner, Inc.	17,573
995	Delphi Automotive plc, (United Kingdom)	62,277
571	Johnson Controls, Inc.	25,253

		105,103

	Automobiles — 2.7%
9,338	General Motors Co.	264,269

	Hotels, Restaurants & Leisure — 1.9%
417	Carnival Corp.	18,448
110	Hilton Worldwide Holdings, Inc.	2,481
1,370	Royal Caribbean Cruises Ltd. (j)	91,964
367	Starbucks Corp.	20,945
689	Yum! Brands, Inc.	57,143

		190,981

	Household Durables — 1.9%
2,428	D.R. Horton, Inc. (j)	76,440
737	Harman International Industries, Inc. (j)	52,944
56	Mohawk Industries, Inc. (a)	10,688
674	PulteGroup, Inc.	13,130
1,253	Toll Brothers, Inc. (a) (j)	33,721

		186,923

	Internet & Catalog Retail — 2.2%
300	Amazon.com, Inc. (a)	214,905

	Media — 6.8%
233	CBS Corp. (Non-Voting), Class B	12,702
303	Charter Communications, Inc., Class A (a)	69,282
1,327	Comcast Corp., Class A	86,494
1,421	DISH Network Corp., Class A (a)	74,466
2,975	Time Warner, Inc. (j)	218,788
412	Time, Inc.	6,776
5,482	Twenty-First Century Fox, Inc., Class A (j)	148,292
2,199	Twenty-First Century Fox, Inc., Class B	59,926

		676,726

	Multiline Retail — 0.0% (g)
38	Dollar General Corp. (j)	3,534

	Specialty Retail — 4.4%
13	Advance Auto Parts, Inc.	2,174
1,149	Best Buy Co., Inc.	35,145
57	Home Depot, Inc. (The)	7,325
3,540	Lowe’s Cos., Inc.	280,295
142	O’Reilly Automotive, Inc. (a)	38,415

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
912	TJX Cos., Inc. (The) (j)	70,418

		433,772

	Total Consumer Discretionary	2,076,213

	Consumer Staples — 8.6%
	Beverages — 4.2%
37	Boston Beer Co., Inc. (The), Class A (a)	6,352
1,875	Coca-Cola Co. (The)	85,013
1,692	Molson Coors Brewing Co., Class B (j)	171,142
1,455	PepsiCo, Inc. (j)	154,113

		416,620

	Food & Staples Retailing — 1.5%
435	Costco Wholesale Corp. (j)	68,338
1,595	Kroger Co. (The) (j)	58,697
266	Walgreens Boots Alliance, Inc.	22,166

		149,201

	Food Products — 1.3%
2,845	Mondelez International, Inc., Class A	129,455

	Household Products — 1.3%
897	Kimberly-Clark Corp.	123,312

	Tobacco — 0.3%
290	Philip Morris International, Inc. (j)	29,449

	Total Consumer Staples	848,037

	Energy — 10.8%
	Energy Equipment & Services — 0.2%
502	Halliburton Co.	22,735

	Oil, Gas & Consumable Fuels — 10.6%
1,256	Cabot Oil & Gas Corp. (j)	32,335
89	Concho Resources, Inc. (a)	10,626
830	Diamondback Energy, Inc. (a)	75,701
394	Energen Corp.	18,985
2,289	EOG Resources, Inc. (j)	190,950
1,361	EQT Corp. (j)	105,371
959	Marathon Petroleum Corp.	36,409
4,051	Occidental Petroleum Corp.	306,095
879	Pioneer Natural Resources Co. (j)	132,892
1,107	Plains GP Holdings LP, Class A	11,549
2,341	TransCanada Corp., (Canada) (j)	105,870
327	Valero Energy Corp.	16,698

		1,043,481

	Total Energy	1,066,216

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Financials — 22.8%
	Banks — 6.9%
7,642	Bank of America Corp. (j)	101,405
4,334	Citigroup, Inc. (j)	183,711
70	First Republic Bank	4,912
5,539	KeyCorp	61,201
80	SVB Financial Group (a)	7,602
65	Webster Financial Corp.	2,200
6,377	Wells Fargo & Co.	301,836
845	Zions Bancorporation	21,236

		684,103

	Capital Markets — 4.4%
247	BlackRock, Inc.	84,445
2,398	Charles Schwab Corp. (The)	60,682
875	Goldman Sachs Group, Inc. (The) (j)	130,033
373	Invesco Ltd. (j)	9,532
5,852	Morgan Stanley (j)	152,032

		436,724

	Consumer Finance — 0.9%
475	Ally Financial, Inc. (a) (j)	8,112
42	Capital One Financial Corp.	2,689
1,437	Discover Financial Services (j)	77,020

		87,821

	Diversified Financial Services — 1.0%
369	Intercontinental Exchange, Inc.	94,401

	Insurance — 7.4%
1,202	American International Group, Inc.	63,561
1,175	Arthur J. Gallagher & Co.	55,951
2,601	Chubb Ltd., (Switzerland)	340,031
38	Everest Re Group Ltd., (Bermuda)	6,923
1,733	Marsh & McLennan Cos., Inc. (j)	118,607
2,867	MetLife, Inc. (j)	114,186
904	XL Group plc, (Ireland)	30,118

		729,377

	Real Estate Investment Trusts (REITs) — 2.2%
90	American Campus Communities, Inc. (j)	4,736
445	AvalonBay Communities, Inc.	80,263
45	Boston Properties, Inc. (j)	6,001
563	HCP, Inc.	19,934
1,330	Kimco Realty Corp.	41,746
685	LaSalle Hotel Properties	16,154
598	Omega Healthcare Investors, Inc.	20,313
194	SL Green Realty Corp.	20,680

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
237	Spirit Realty Capital, Inc. (j)	3,026
218	STORE Capital Corp.	6,414

		219,267

	Total Financials	2,251,693

	Health Care — 19.1%
	Biotechnology — 4.1%
500	Alexion Pharmaceuticals, Inc. (a)	58,424
229	Biogen, Inc. (a) (j)	55,313
265	BioMarin Pharmaceutical, Inc. (a)	20,647
718	Celgene Corp. (a)	70,804
1,575	Gilead Sciences, Inc. (j)	131,381
13	Incyte Corp. (a)	1,062
790	Vertex Pharmaceuticals, Inc. (a) (j)	67,918

		405,549

	Health Care Equipment & Supplies — 1.4%
162	Becton, Dickinson and Co.	27,504
4,602	Boston Scientific Corp. (a)	107,540

		135,044

	Health Care Providers & Services — 5.7%
992	Aetna, Inc.	121,148
61	Anthem, Inc.	8,038
65	Cigna Corp.	8,307
252	Humana, Inc. (j)	45,374
836	McKesson Corp.	155,951
1,585	UnitedHealth Group, Inc. (j)	223,775

		562,593

	Life Sciences Tools & Services — 0.7%
522	Agilent Technologies, Inc.	23,141
338	Illumina, Inc. (a)	47,430

		70,571

	Pharmaceuticals — 7.2%
697	Allergan plc (a)	161,026
2,102	Bristol-Myers Squibb Co. (j)	154,597
1,732	Eli Lilly & Co.	136,408
7,268	Pfizer, Inc.	255,895

		707,926

	Total Health Care	1,881,683

	Industrials — 12.8%
	Aerospace & Defense — 3.9%
85	General Dynamics Corp.	11,797
2,148	Honeywell International, Inc.	249,798

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Aerospace & Defense — continued
146	L-3 Communications Holdings, Inc.	21,451
214	Northrop Grumman Corp.	47,477
519	United Technologies Corp.	53,236

		383,759

	Airlines — 2.0%
2,940	Delta Air Lines, Inc. (j)	107,122
141	Spirit Airlines, Inc. (a)	6,304
2,051	United Continental Holdings, Inc. (a) (j)	84,165

		197,591

	Building Products — 1.5%
898	Allegion plc, (Ireland) (j)	62,366
213	Lennox International, Inc.	30,357
1,918	Masco Corp. (j)	59,328

		152,051

	Commercial Services & Supplies — 0.5%
101	Tyco International plc (j)	4,323
630	Waste Connections, Inc., (Canada)	45,369

		49,692

	Industrial Conglomerates — 1.4%
186	Danaher Corp.	18,833
3,686	General Electric Co. (j)	116,039

		134,872

	Machinery — 2.3%
235	Ingersoll-Rand plc	14,933
796	PACCAR, Inc.	41,282
113	Snap-on, Inc. (j)	17,899
1,368	Stanley Black & Decker, Inc. (j)	152,194

		226,308

	Road & Rail — 1.2%
257	Canadian Pacific Railway Ltd., (Canada)	33,039
1,030	Union Pacific Corp. (j)	89,878

		122,917

	Total Industrials	1,267,190

	Information Technology — 26.8%
	Electronic Equipment, Instruments & Components — 0.7%
1,281	TE Connectivity Ltd., (Switzerland) (j)	73,164

	Internet Software & Services — 6.5%
284	Alphabet, Inc., Class A (a) (j)	199,984
385	Alphabet, Inc., Class C (a) (j)	266,240
1,566	Facebook, Inc., Class A (a) (j)	178,927

		645,151

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 4.9%
972	Accenture plc, (Ireland), Class A	110,072
2,360	Fidelity National Information Services, Inc.	173,854
617	MasterCard, Inc., Class A (j)	54,357
201	PayPal Holdings, Inc. (a)	7,328
92	Vantiv, Inc., Class A (a) (j)	5,211
1,216	Visa, Inc., Class A (j)	90,181
448	WEX, Inc. (a) (j)	39,691

		480,694

	Semiconductors & Semiconductor Equipment — 7.5%
197	Analog Devices, Inc.	11,130
1,921	Broadcom Ltd., (Singapore)	298,447
2,114	Lam Research Corp.	177,723
1,993	Marvell Technology Group Ltd., (Bermuda)	18,994
1,247	NXP Semiconductors N.V., (Netherlands) (a)	97,679
2,173	Texas Instruments, Inc.	136,113

		740,086

	Software — 4.5%
895	Adobe Systems, Inc. (a) (j)	85,725
6,301	Microsoft Corp. (j)	322,440
436	Workday, Inc., Class A (a)	32,568

		440,733

	Technology Hardware, Storage & Peripherals — 2.7%
2,386	Apple, Inc.	228,060
3,362	HP, Inc.	42,194

		270,254

	Total Information Technology	2,650,082

	Materials — 4.2%
	Chemicals — 2.3%
23	Albemarle Corp.	1,800
443	CF Industries Holdings, Inc.	10,685
735	Dow Chemical Co. (The) (j)	36,561
460	E.I. du Pont de Nemours & Co.	29,833
1,663	Eastman Chemical Co. (j)	112,931
52	Monsanto Co.	5,373
814	Mosaic Co. (The) (j)	21,308
123	PPG Industries, Inc. (j)	12,795

		231,286

	Construction Materials — 1.1%
235	Martin Marietta Materials, Inc. (j)	45,064
534	Vulcan Materials Co.	64,314

		109,378

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Containers & Packaging — 0.6%
766	Crown Holdings, Inc. (a)	38,792
150	Sealed Air Corp.	6,903
225	WestRock Co.	8,763

		54,458

	Metals & Mining — 0.2%
1,069	United States Steel Corp.	18,024

	Total Materials	413,146

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 1.9%
4,110	AT&T, Inc.	177,611
37	SBA Communications Corp., Class A (a) (j)	4,012

		181,623

	Wireless Telecommunication Services — 0.8%
1,888	T-Mobile US, Inc. (a) (j)	81,702

	Total Telecommunication Services	263,325

	Utilities — 3.0%
	Electric Utilities — 2.1%
123	American Electric Power Co., Inc.	8,619
196	Edison International (j)	15,190
876	NextEra Energy, Inc. (j)	114,172
84	PG&E Corp.	5,380
10	Pinnacle West Capital Corp.	775
1,523	Xcel Energy, Inc. (j)	68,185

		212,321

	Multi-Utilities — 0.9%
672	CMS Energy Corp.	30,808
150	NiSource, Inc.	3,981
294	Public Service Enterprise Group, Inc.	13,685
313	Sempra Energy	35,678

		84,152

	Water Utilities — 0.0% (g)
47	American Water Works Co., Inc.	3,981

	Total Utilities	300,454

	Total Common Stocks (Cost $10,007,840)	13,018,039

Short-Term Investment — 0.4%
	Investment Company — 0.4%
35,674	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $35,674)	35,674

	Total Investments — 132.2% (Cost $10,043,514)	13,053,713
	Liabilities in Excess of Other Assets — (32.2)%	(3,177,648)

	NET ASSETS — 100.0%	$9,876,065

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — 31.8%
Common Stocks — 31.8%
	Consumer Discretionary — 5.0%
	Auto Components — 0.7%
207	Autoliv, Inc., (Sweden)	22,282
487	Lear Corp.	49,562

		71,844

	Automobiles — 0.5%
4,032	Ford Motor Co.	50,682

	Hotels, Restaurants & Leisure — 0.5%
468	Darden Restaurants, Inc.	29,659
137	Marriott International, Inc., Class A	9,097
128	McDonald’s Corp.	15,406

		54,162

	Household Durables — 0.1%
172	Lennar Corp., Class A	7,911

	Leisure Products — 0.3%
287	Hasbro, Inc.	24,084
34	Mattel, Inc.	1,061

		25,145

	Media — 1.6%
789	Discovery Communications, Inc., Class A (a)	19,905
1,259	Interpublic Group of Cos., Inc. (The)	29,088
715	Omnicom Group, Inc.	58,265
491	Scripps Networks Interactive, Inc., Class A	30,575
188	Walt Disney Co. (The)	18,347

		156,180

	Multiline Retail — 0.3%
419	Target Corp.	29,283

	Specialty Retail — 0.6%
37	AutoZone, Inc. (a)	29,747
763	Bed Bath & Beyond, Inc.	32,967

		62,714

	Textiles, Apparel & Luxury Goods — 0.4%
589	Under Armour, Inc., Class A (a)	23,622
379	Under Armour, Inc., Class C (a)	13,786

		37,408

	Total Consumer Discretionary	495,329

	Consumer Staples — 3.4%
	Food & Staples Retailing — 1.6%
404	CVS Health Corp.	38,697
611	Sysco Corp.	30,981
663	Wal-Mart Stores, Inc.	48,409

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Food & Staples Retailing — continued
1,258	Whole Foods Market, Inc.	40,292

		158,379

	Food Products — 0.3%
66	Campbell Soup Co.	4,395
208	General Mills, Inc.	14,816
80	Kraft Heinz Co. (The)	7,043

		26,254

	Household Products — 1.5%
402	Church & Dwight Co., Inc.	41,325
658	Clorox Co. (The)	91,011
110	Colgate-Palmolive Co.	8,060
93	Procter & Gamble Co. (The)	7,841

		148,237

	Total Consumer Staples	332,870

	Energy — 3.1%
	Energy Equipment & Services — 0.2%
44	FMC Technologies, Inc. (a)	1,170
167	Helmerich & Payne, Inc.	11,213
136	National Oilwell Varco, Inc.	4,565

		16,948

	Oil, Gas & Consumable Fuels — 2.9%
449	Anadarko Petroleum Corp.	23,935
278	Apache Corp.	15,501
43	Cimarex Energy Co.	5,158
1,988	Enbridge, Inc., (Canada)	84,217
608	Exxon Mobil Corp.	56,969
135	Hess Corp.	8,126
1,371	Marathon Oil Corp.	20,579
632	Murphy Oil Corp.	20,078
477	ONEOK, Inc.	22,649
127	Phillips 66	10,106
559	Spectra Energy Corp.	20,476

		287,794

	Total Energy	304,742

	Financials — 5.9%
	Banks — 0.7%
428	Associated Banc-Corp.	7,333
902	Fifth Third Bancorp	15,859
1,412	First Horizon National Corp.	19,460
1,205	People’s United Financial, Inc.	17,672
115	PNC Financial Services Group, Inc. (The)	9,352

		69,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 0.6%
42	Ameriprise Financial, Inc.	3,756
130	Bank of New York Mellon Corp. (The)	5,055
685	Franklin Resources, Inc.	22,848
71	State Street Corp.	3,828
401	T. Rowe Price Group, Inc.	29,248

		64,735

	Consumer Finance — 0.2%
253	American Express Co.	15,367

	Diversified Financial Services — 0.3%
134	CME Group, Inc.	13,017
235	Nasdaq, Inc.	15,201

		28,218

	Insurance — 1.8%
391	Aflac, Inc.	28,245
177	Allstate Corp. (The)	12,405
377	Aon plc, (United Kingdom)	41,167
255	Arch Capital Group Ltd., (Bermuda) (a)	18,353
407	Progressive Corp. (The)	13,633
38	RenaissanceRe Holdings Ltd., (Bermuda)	4,451
240	Torchmark Corp.	14,807
194	Travelers Cos., Inc. (The)	23,056
202	W.R. Berkley Corp.	12,089
57	Willis Towers Watson plc, (United Kingdom)	7,135

		175,341

	Real Estate Investment Trusts (REITs) — 2.3%
141	Digital Realty Trust, Inc.	15,391
203	Federal Realty Investment Trust	33,613
148	General Growth Properties, Inc.	4,401
329	Healthcare Realty Trust, Inc.	11,523
340	Healthcare Trust of America, Inc., Class A	10,993
625	Host Hotels & Resorts, Inc.	10,124
54	Realty Income Corp.	3,732
514	UDR, Inc.	18,967
1,132	Ventas, Inc.	82,451
474	Welltower, Inc.	36,100

		227,295

	Thrifts & Mortgage Finance — 0.0% (g)
134	New York Community Bancorp, Inc.	2,001

	Total Financials	582,633

	Health Care — 3.5%
	Biotechnology — 0.3%
183	Amgen, Inc.	27,845

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Health Care Equipment & Supplies — 1.6%
1,294	Baxter International, Inc.	58,531
174	C.R. Bard, Inc.	40,911
388	Medtronic plc, (Ireland)	33,669
346	Varian Medical Systems, Inc. (a)	28,458

		161,569

	Health Care Providers & Services — 0.7%
148	AmerisourceBergen Corp.	11,703
530	Cardinal Health, Inc.	41,311
146	Express Scripts Holding Co. (a)	11,089

		64,103

	Health Care Technology — 0.2%
328	Cerner Corp. (a)	19,228

	Life Sciences Tools & Services — 0.1%
84	Waters Corp. (a)	11,861

	Pharmaceuticals — 0.6%
483	AbbVie, Inc.	29,885
251	Johnson & Johnson	30,397

		60,282

	Total Health Care	344,888

	Industrials — 4.0%
	Aerospace & Defense — 1.7%
597	Boeing Co. (The)	77,468
354	Lockheed Martin Corp.	87,918

		165,386

	Air Freight & Logistics — 0.5%
495	C.H. Robinson Worldwide, Inc.	36,746
50	FedEx Corp.	7,594

		44,340

	Airlines — 0.2%
867	American Airlines Group, Inc.	24,550

	Commercial Services & Supplies — 0.3%
479	Waste Management, Inc.	31,751

	Electrical Equipment — 0.3%
72	Acuity Brands, Inc.	17,808
227	Emerson Electric Co.	11,841

		29,649

	Industrial Conglomerates — 0.3%
191	3M Co.	33,446

	Machinery — 0.2%
154	AGCO Corp.	7,265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
25	Deere & Co.	2,010
307	Donaldson Co., Inc.	10,558

		19,833

	Trading Companies & Distributors — 0.5%
55	AerCap Holdings N.V., (Ireland) (a)	1,861
469	Air Lease Corp.	12,563
324	Fastenal Co.	14,394
96	W.W. Grainger, Inc.	21,791

		50,609

	Total Industrials	399,564

	Information Technology — 3.3%
	Communications Equipment — 0.4%
1,509	Cisco Systems, Inc.	43,294

	Electronic Equipment, Instruments & Components — 0.1%
194	Amphenol Corp., Class A	11,134

	IT Services — 0.3%
240	Fiserv, Inc. (a)	26,112

	Semiconductors & Semiconductor Equipment — 2.1%
645	Intel Corp.	21,140
513	Linear Technology Corp.	23,868
1,490	Microchip Technology, Inc.	75,654
228	NVIDIA Corp.	10,729
212	Qorvo, Inc. (a)	11,721
158	QUALCOMM, Inc.	8,467
1,256	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	32,932
526	Xilinx, Inc.	24,275

		208,786

	Software — 0.4%
69	Citrix Systems, Inc. (a)	5,538
358	salesforce.com, Inc. (a)	28,405

		33,943

	Total Information Technology	323,269

	Materials — 1.3%
	Chemicals — 0.8%
67	Agrium, Inc., (Canada)	6,080
69	Air Products & Chemicals, Inc.	9,825
45	Ecolab, Inc.	5,325
522	LyondellBasell Industries N.V., Class A	38,830
120	Praxair, Inc.	13,482

		73,542

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Containers & Packaging — 0.3%
100	AptarGroup, Inc.	7,905
80	Avery Dennison Corp.	5,979
142	Ball Corp.	10,274
169	Sonoco Products Co.	8,386

		32,544

	Metals & Mining — 0.2%
1,926	Alcoa, Inc.	17,850
27	Compass Minerals International, Inc.	1,988

		19,838

	Paper & Forest Products — 0.0% (g)
55	Domtar Corp.	1,936

	Total Materials	127,860

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
142	CenturyLink, Inc.	4,129
59	Verizon Communications, Inc.	3,318

	Total Telecommunication Services	7,447

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.2%
	Electric Utilities — 1.1%
663	Duke Energy Corp.	56,904
1,041	Southern Co. (The)	55,803

		112,707

	Multi-Utilities — 1.0%
624	Consolidated Edison, Inc.	50,184
463	Dominion Resources, Inc.	36,109
109	DTE Energy Co.	10,784

		97,077

	Water Utilities — 0.1%
211	Aqua America, Inc.	7,534

	Total Utilities	217,318

	Total Securities Sold Short (Proceeds $2,998,714)	$3,135,920

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(j)	— All or a portion of this security is segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$525,749		$13,018,039
Investments in affiliates, at value	7,663		35,674

Total investment securities, at value	533,412		13,053,713
Restricted cash	108		4,169
Deposits at broker for futures contracts	355		—
Receivables:
Investment securities sold	17,233		243,758
Fund shares sold	548		5,991
Dividends from non-affiliates	515		14,432
Dividends from affiliates	3		30
Variation margin on futures contracts	34		—

Total Assets	552,208		13,322,093

LIABILITIES:
Payables:
Securities sold short, at value	117,184		3,135,920
Dividend expense to non-affiliates on securities sold short	60		3,547
Investment securities purchased	21,676		255,191
Interest expense to non-affiliates on securities sold short	108		1,836
Fund shares redeemed	524		40,234
Accrued liabilities:
Investment advisory fees	211		5,854
Administration fees	—		179
Distribution fees	57		320
Shareholder servicing fees	151		1,769
Custodian and accounting fees	5		61
Trustees’ and Chief Compliance Officer’s fees	—	(a)	19
Other	79		1,098

Total Liabilities	140,055		3,446,028

Net Assets	$412,153		$9,876,065

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$340,428	$7,429,172
Accumulated undistributed (distributions in excess of) net investment income	1,347	10,771
Accumulated net realized gains (losses)	461	(436,871)
Net unrealized appreciation (depreciation)	69,917	2,872,993

Total Net Assets	$412,153	$9,876,065

Net Assets:
Class A	$275,051	$890,217
Class C	953	212,879
Class R2	—	5,987
Class R5	—	591,379
Select Class	136,149	8,175,603

Total	$412,153	$9,876,065

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,439	34,155
Class C	59	8,437
Class R2	—	234
Class R5	—	22,369
Select Class	8,037	310,568

Net Asset Value (a):
Class A — Redemption price per share	$16.73	$26.06
Class C — Offering price per share (b)	16.19	25.23
Class R2 — Offering and redemption price per share	—	25.61
Class R5 — Offering and redemption price per share	—	26.44
Select Class — Offering and redemption price per share	16.94	26.32
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.66	$27.50

Cost of investments in non-affiliates	$451,048	$10,007,840
Cost of investments in affiliates	7,663	35,674
Proceeds from securities sold short	112,361	2,998,714

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,655	$251,152
Dividend income from affiliates	25	315

Total investment income	9,680	251,467

EXPENSES:
Investment advisory fees	2,711	90,250
Administration fees	282	8,836
Distribution fees:
Class A	451	2,278
Class C	8	1,752
Class R2	—	28
Shareholder servicing fees:
Class A	451	2,278
Class C	3	584
Class R2	—	14
Class R5	—	287
Select Class	406	22,638
Custodian and accounting fees	35	306
Interest expense to affiliates	—	— (a)
Professional fees	58	178
Trustees’ and Chief Compliance Officer’s fees	9	104
Printing and mailing costs	20	278
Registration and filing fees	53	216
Transfer agency fees (See Note 2.E.)	9	250
Sub-transfer agency fees (See Note 2.E.)	131	3,089
Other	8	77
Dividend expense to non-affiliates on securities sold short	1,070	76,522
Interest expense to non-affiliates on securities sold short	1,048	25,758

Total expenses	6,753	235,723

Less fees waived	(873)	(22,822)
Less earnings credits	—	(2)
Less expense reimbursements	— (a)	—

Net expenses	5,880	212,899

Net investment income (loss)	3,800	38,568

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,972)	427,311
Futures	666	(25,064)
Securities sold short	3,659	(139,962)
Foreign currency transactions	— (a)	—

Net realized gain (loss)	2,353	262,285

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,328)	(704,100)
Futures	53	2,306
Securities sold short	(790)	(121,700)

Change in net unrealized appreciation/depreciation	(4,065)	(823,494)

Net realized/unrealized gains (losses)	(1,712)	(561,209)

Change in net assets resulting from operations	$2,088	$(522,641)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,800	$1,635	$38,568	$48,545
Net realized gain (loss)	2,353	19,914	262,285	901,989
Change in net unrealized appreciation/depreciation	(4,065)	4,697	(823,494)	67,974

Change in net assets resulting from operations	2,088	26,246	(522,641)	1,018,508

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,048)	(426)	(161)	(3,499)
From net realized gains	(7,197)	(5,202)	(77,714)	(60,730)
Class C
From net investment income	(2)	— (a)	—	—
From net realized gains	(57)	(53)	(20,643)	(19,016)
Class R2
From net investment income	—	—	—	(12)
From net realized gains	—	—	(441)	(393)
Class R5
From net investment income	—	—	(4,262)	(2,459)
From net realized gains	—	—	(70,789)	(19,765)
Select Class
From net investment income	(1,539)	(1,236)	(20,719)	(64,726)
From net realized gains	(8,625)	(10,029)	(771,350)	(692,232)

Total distributions to shareholders	(18,468)	(16,946)	(966,079)	(862,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	119,760	10,433	(504,449)	948,471

NET ASSETS:
Change in net assets	103,380	19,733	(1,993,169)	1,104,147
Beginning of period	308,773	289,040	11,869,234	10,765,087

End of period	$412,153	$308,773	$9,876,065	$11,869,234

Accumulated undistributed (distributions in excess of) net investment income	$1,347	$742	$10,771	$(113)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$202,593	$59,529	$261,761	$250,793
Distributions reinvested	8,175	5,319	76,073	61,755
Cost of shares redeemed	(62,540)	(30,121)	(271,805)	(337,377)

Change in net assets resulting from Class A capital transactions	$148,228	$34,727	$66,029	$(24,829)

Class C
Proceeds from shares issued	$276	$396	$11,666	$16,654
Distributions reinvested	55	49	17,157	15,716
Cost of shares redeemed	(430)	(335)	(45,448)	(36,261)

Change in net assets resulting from Class C capital transactions	$(99)	$110	$(16,625)	$(3,891)

Class R2
Proceeds from shares issued	$—	$—	$2,726	$1,799
Distributions reinvested	—	—	285	286
Cost of shares redeemed	—	—	(2,119)	(1,590)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$892	$495

Class R5
Proceeds from shares issued	$—	$—	$629,911	$56,790
Distributions reinvested	—	—	60,964	8,410
Cost of shares redeemed	—	—	(280,991)	(30,141)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$409,884	$35,059

Select Class
Proceeds from shares issued	$19,360	$7,593	$1,141,889	$1,902,532
Distributions reinvested	10,151	11,245	516,415	494,960
Cost of shares redeemed	(57,880)	(43,242)	(2,622,933)	(1,455,855)

Change in net assets resulting from Select Class capital transactions	$(28,369)	$(24,404)	$(964,629)	$941,637

Total change in net assets resulting from capital transactions	$119,760	$10,433	$(504,449)	$948,471

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	12,442	3,265	9,780	8,435
Reinvested	482	300	2,899	2,167
Redeemed	(3,660)	(1,651)	(10,177)	(11,325)

Change in Class A Shares	9,264	1,914	2,502	(723)

Class C
Issued	16	23	453	579
Reinvested	4	3	674	567
Redeemed	(26)	(19)	(1,745)	(1,244)

Change in Class C Shares	(6)	7	(618)	(98)

Class R2
Issued	—	—	103	61
Reinvested	—	—	11	10
Redeemed	—	—	(78)	(54)

Change in Class R2 Shares	—	—	36	17

Class R5
Issued	—	—	20,912	1,886
Reinvested	—	—	2,285	290
Redeemed	—	—	(10,822)	(996)

Change in Class R5 Shares	—	—	12,375	1,180

Select Class
Issued	1,162	417	42,150	63,958
Reinvested	591	626	19,466	17,178
Redeemed	(3,349)	(2,314)	(95,413)	(48,770)

Change in Select Class Shares	(1,596)	(1,271)	(33,797)	32,366

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	27

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Increase in net assets resulting from operations	$2,088

Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(471,893)
Proceeds from disposition of investment securities	326,520
Covers of investment securities sold short	(119,573)
Proceeds from investment securities sold short	162,549
Purchases of short-term investments — affiliates, net	(3,994)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	3,328
Change in unrealized (appreciation)/depreciation on investment securities sold short	790
Net realized (gain)/loss on investments in non-affiliates	1,972
Net realized (gain)/loss on investments securities sold short	(3,659)
Increase in restricted cash	(108)
Increase in deposits at broker for futures contracts	(84)
Increase in dividends receivable from non-affiliates	(114)
Increase in dividends receivable from affiliates	(3)
Increase in variation margin receivable	(32)
Increase in dividend expense to non-affiliates on securities sold short	47
Increase in interest expense to non-affiliates on securities sold short	43
Increase in investment advisory fees payable	18
Increase in distribution fees payable	29
Increase in shareholder servicing fees payable	103
Decrease in custodian and accounting fees payable	(5)
Decrease in Trustees’ and Chief Compliance Office fees payable	— (a)
Decrease in other accrued expenses payable	(7)

Net cash provided (used) by operating activities	(101,985)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	222,039
Payment for shares redeemed	(120,426)
Cash distributions paid to shareholders (net of reinvestments of $18,381)	(87)

Net cash provided (used) by financing activities	101,526

Net decrease in cash	(459)

Cash:
Beginning of period	459

End of period	$—

Supplemental disclosure of cash flow information:

For the year ended June 30, 2016, the Fund paid $1,005 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Decrease in net assets resulting from operations	$(522,641)

Adjustments to reconcile net increase / decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(12,010,973)
Proceeds from disposition of investment securities	13,099,129
Covers of investment securities sold short	(5,269,308)
Proceeds from investment securities sold short	5,370,849
Proceeds of short-term investments — affiliates, net	207,670
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	704,100
Change in unrealized (appreciation)/depreciation on investment securities sold short	121,700
Net realized (gain)/loss on investments in non-affiliates	(427,311)
Net realized (gain)/loss on investments securities sold short	139,962
Increase in restricted cash	(4,169)
Decrease in deposits at broker for futures contracts	6,820
Decrease in dividends receivable from non-affiliates	1,402
Increase in dividends receivable from affiliates	(20)
Decrease in variation margin receivable	381
Decrease in dividend expense to non-affiliates on securities sold short	(3,032)
Decrease in interest expense to non-affiliates on securities sold short	(230)
Decrease in investment advisory fees payable	(2,011)
Increase in administration fees payable	179
Decrease in distribution fees payable	(46)
Decrease in shareholder servicing fees payable	(582)
Decrease in custodian and accounting fees payable	(139)
Increase in Trustees’ and Chief Compliance Office fees payable	14
Increase in other accrued expenses payable	296

Net cash provided (used) by operating activities	1,412,040

Cash flows provided (used) by financing activities:
Proceeds from shares issued	2,051,674
Payment for shares redeemed	(3,186,136)
Cash distributions paid to shareholders (net of reinvestments of $670,894)	(295,185)

Net cash provided (used) by financing activities	(1,429,647)

Net decrease in cash	(17,607)

Cash:
Beginning of period	17,607

End of period	$—

Supplemental disclosure of cash flow information:

For the year ended June 30, 2016, the Fund paid $25,988 in interest expenses for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2016	$18.19	$0.17	(e)	$(0.55)	$(0.38)	$(0.13)	$(0.95)	$(1.08)
Year Ended June 30, 2015	17.70	0.08		1.43	1.51	(0.07)	(0.95)	(1.02)
Year Ended June 30, 2014	15.40	0.09	(e)(f)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(e)(g)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(e)	0.26	0.34	(0.03)	(1.87)	(1.90)

Class C
Year Ended June 30, 2016	17.61	0.08	(e)	(0.52)	(0.44)	(0.03)	(0.95)	(0.98)
Year Ended June 30, 2015	17.19	—	(h)	1.37	1.37	— (h)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(e)(f)(h)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(e)(g)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)

Select Class
Year Ended June 30, 2016	18.39	0.22	(e)	(0.56)	(0.34)	(0.16)	(0.95)	(1.11)
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(e)(f)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(e)(g)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.21% and 1.49% for the year ended June 30, 2016, 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for the year ended June 30, 2014, 1.29% and 1.99% for the year ended June 30, 2013 and 1.40% and 2.03% for the year ended June 30, 2012; for Class C are 1.72% and 2.09% for the year ended June 30, 2016, 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for the year ended June 30, 2014, 1.78% and 2.48% for the year ended June 30, 2013 and 1.90% and 2.53% for the year ended June 30, 2012; for Select Class are 0.96% and 1.19% for the year ended June 30, 2016, 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for the year ended June 30, 2014, 1.05% and 1.74% for the year ended June 30, 2013 and 1.15% and 1.77% for the year ended June 30, 2012, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including short sales) (d)

$16.73	(2.15)%	$275,051	1.83%	0.99%		2.11%	78%	116%
18.19	8.71	130,499	1.89	0.39		2.41	54	73
17.70	23.12	93,114	1.87	0.53	(f)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(g)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583

16.19	(2.58)	953	2.34	0.47		2.71	78	116
17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(f)	2.87	72	109
14.99	19.36	463	2.44	0.88	(g)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583

16.94	(1.90)	136,149	1.58	1.24		1.81	78	116
18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(f)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(g)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2016	$29.81	$0.04	(e)	$(1.37)	$(1.33)	$— (h)	$(2.42)	$(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)
Year Ended June 30, 2014	25.37	0.05	(e)(f)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(e)(g)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(e)	0.03	0.12	(0.08)	—	(0.08)
Class C
Year Ended June 30, 2016	29.07	(0.10	)(e)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(e)(f)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(e)(g)(h)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(e)	0.03	0.02	—	—	—
Class R2
Year Ended June 30, 2016	29.40	(0.03	)(e)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(e)(f)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(e)(g)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(e)	0.02	0.06	(0.06)	—	(0.06)
Class R5
Year Ended June 30, 2016	30.21	0.18	(e)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(e)(f)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(e)(g)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(e)	0.01	0.21	(0.17)	—	(0.17)
Select Class
Year Ended June 30, 2016	30.07	0.10	(e)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(e)(f)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(e)(g)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(e)	0.03	0.17	(0.13)	—	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.26% and 1.49% for the year ended June 30, 2016, 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for the year ended June 30, 2014, 1.29% and 1.63% for the year ended June 30, 2013, 1.40% and 1.64% for the year ended June 30, 2012; for Class C are 1.76% and 2.00% for the year ended June 30, 2016, 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for the year ended June 30, 2014, 1.80% and 2.13% for the year ended June 30, 2013, 1.90% and 2.14% for the year ended June 30, 2012; for Class R2 are 1.51% and 1.84% for the year ended June 30, 2016, 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for the year ended June 30, 2014, 1.54% and 1.88% for the year ended June 30, 2013, 1.65% and 1.89% for the year ended June 30, 2012; for Class R5 are 0.80% and 0.97% for the year ended June 30, 2016, 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for the year ended June 30, 2014, 0.85% and 1.19% for the year ended June 30, 2013, 0.95% and 1.19% for the year ended June 30, 2012; for Select Class are 1.00% and 1.21% for the year ended June 30, 2016, 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for the year ended June 30, 2014, 1.05% and 1.38% for the year ended June 30, 2013, 1.15% and 1.39% for the year ended June 30, 2012, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), ($0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$26.06	(4.52)%	$890,217	2.21%	0.14%		2.44%	88%	127%
29.81	9.05	943,586	2.33	0.18		2.69	94	127
29.50	26.73	955,036	2.14	0.19	(f)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(g)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129

25.23	(4.98)	212,879	2.71	(0.37)		2.95	88	127
29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(f)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(g)(i)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129

25.61	(4.74)	5,987	2.46	(0.11)		2.79	88	127
29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(f)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(g)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129

26.44	(4.07)	591,379	1.75	0.73		1.92	88	127
30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(f)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(g)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129

26.32	(4.28)	8,175,603	1.95	0.38		2.16	88	127
30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(f)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(g)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$533,412	$—	$—	$533,412

Total Liabilities for Securities Sold Short (a)	$(117,184)	$—	$—	$(117,184)

Appreciation in Other Financial Instruments
Futures Contracts	$39	$—	$—	$39

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,053,713	$—	$—	$13,053,713

Total Liabilities for Securities Sold Short (a)	$(3,135,920)	$—	$—	$(3,135,920)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund
Futures Contracts:
Average Notional Balance Long	$7,046	$92,034
Ending Notional Balance Long	3,031	—

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Funds’ custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2016, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R5	Select Class	Total
U.S. Dynamic Plus Fund
Transfer agency fees	$6	$1	n/a	n/a	$2	$9
Sub-transfer agency fees	120	1	n/a	n/a	10	131
U.S. Large Cap Core Plus Fund
Transfer agency fees	48	14	$2	$7	179	250
Sub-transfer agency fees	514	147	7	37	2,384	3,089
F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Dynamic Plus Fund	$—	$(606)	$606
U.S. Large Cap Core Plus Fund	—	(2,542)	2,542

The reclassifications for the Funds relate primarily to non-taxable dividends and investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

U.S. Dynamic Plus Fund	0.75%
U.S. Large Cap Core Plus Fund	0.80

Prior to September 1, 2015, the investment advisory fee for each Fund was 1.00%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
U.S. Dynamic Plus Fund	$1	$—
U.S. Large Cap Core Plus Fund	15	—	(a)

(a)	Amount rounds to less than $500.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a shareholder servicing fee with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund*	1.20%	1.70%	n/a	n/a	0.95%
U.S. Large Cap Core Plus Fund**	1.25	1.75	1.50%	0.80%	0.99

*	Prior to September 1, 2015, the contractual expense limitation for U.S. Dynamic Plus Fund was 1.30%, 1.80% and 1.05% for Class A, Class C, and Select Class Shares, respectively.
**	Prior to September 1, 2015, the contractual expense limitation for U.S. Large Cap Core Plus Fund was 1.30%, 1.80%, 1.55%, 0.85% and 1.05% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$471	$263	$120	$854	$—	(a)
U.S. Large Cap Core Plus Fund	12,340	6,933	3,190	22,463	—

(a)	Amount rounds to less than $500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$19
U.S. Large Cap Core Plus Fund	359

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Dynamic Plus Fund	$—	(a)
U.S. Large Cap Core Plus Fund	14

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$482,086	$339,605	$164,545	$129,116
U.S. Large Cap Core Plus Fund	12,091,635	13,249,684	5,342,666	5,247,688

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$466,789	$80,875	$14,252	$66,623
U.S. Large Cap Core Plus Fund	10,504,636	2,851,453	302,376	2,549,077

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$2,589	$15,879	$18,468
U.S. Large Cap Core Plus Fund	25,142	940,937	966,079

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$1,822	$15,124	$16,946
U.S. Large Cap Core Plus Fund	66,930	795,902	862,832

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$1,590	$9,416	$60,724
U.S. Large Cap Core Plus Fund	10,905	84,289	2,351,831

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2016, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds had omnibus accounts which collectively represented the following percentage of each Fund’s net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
U.S. Dynamic Plus Fund	—	—	3	59.2%
U.S. Large Cap Core Plus Fund	1	22.4%	4	41.0

As of June 30, 2016, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing 27.7% of the net assets of U.S. Dynamic Plus Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2016, the Funds pledged a significant portion of their assets for securities sold short to Deutsche Bank AG.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund and JPMorgan U.S. Large Cap Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund and JPMorgan U.S. Large Cap Core Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	41

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	43

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$974.90	$8.93	1.82%
Hypothetical	1,000.00	1,015.82	9.12	1.82
Class C
Actual	1,000.00	973.00	11.38	2.32
Hypothetical	1,000.00	1,013.33	11.61	2.32
Select Class
Actual	1,000.00	976.40	7.71	1.57
Hypothetical	1,000.00	1,017.06	7.87	1.57

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	980.40	11.54	2.34
Hypothetical	1,000.00	1,013.21	11.73	2.34
Class C
Actual	1,000.00	978.30	14.03	2.85
Hypothetical	1,000.00	1,010.68	14.26	2.85
Class R2
Actual	1,000.00	979.30	12.81	2.60
Hypothetical	1,000.00	1,011.92	13.02	2.60
Class R5
Actual	1,000.00	982.90	9.38	1.90
Hypothetical	1,000.00	1,015.40	9.54	1.90
Select Class
Actual	1,000.00	981.70	10.31	2.09
Hypothetical	1,000.00	1,014.46	10.48	2.09

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN EQUITY FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deductions
U.S. Dynamic Plus Fund	100.00%
U.S. Large Cap Core Plus Fund	100.00

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$15,879
U.S. Large Cap Core Plus Fund	940,937

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$2,589
U.S. Large Cap Core Plus Fund	25,142

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡    Social Security number and account balances

¡    transaction history and account transactions

¡    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡    open an account or provide contact information

¡    give us your account information or pay us by check

¡    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡    sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡    affiliates from using your information to market to you

¡    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-PLUS-616

Annual Report

J.P. Morgan Funds

June 30, 2016

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(1.27)%
MSCI World Index (net of foreign withholding taxes)	(2.78)%

Diversified Composite Benchmark**	0.92%
Net Assets as of 6/30/2016	$1,359,893

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove down global markets, including the Standard & Poor’s 500 Index (“S&P 500”), which fell 3.94% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since 2011.

In January, equity markets again slumped amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, U.S. equities outperformed equities in both developed and emerging markets. U.S. corporate bonds and emerging market debt also provided positive returns for the twelve month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invests in a mix of U.S., international and emerging market equities and fixed income securities, outperformed the MSCI World Index (net of foreign withholding taxes) (the “World Index”), which is made up of U.S. and international equities, for the twelve months ended June 30, 2016. The Fund underperformed its Diversified Composite Benchmark, which consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Index.

The Fund’s allocation to duration futures, which lengthened the Fund’s overall duration relative to the Composite Benchmark, contributed to performance relative to the Composite Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

Meanwhile, the Fund’s overweight position to Japan through equity futures detracted from performance relative to the World Index.

Based on their view of market conditions and valuations during the reporting period, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

Within equities, the fund manager selection within Europe Australasia and Far East opportunity and emerging market equity strategies contributed positively to Fund performance. The Fund’s allocations to the active core and growth advantage strategies detracted from Fund performance.

Within fixed income, the Fund’s overweight to high yield strategy and manager selection within corporate fixed income strategy contributed to performance. The Fund’s allocations to emerging market debt strategy and core fixed income strategy detracted from performance, while manager selection within core fixed income strategy was positive.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, real estate investment trusts, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

Based on their view of market conditions and valuations during the reporting period, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

2	J.P. MORGAN FUNDS	JUNE 30, 2016

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight in U.S. large cap stocks. The Fund used futures to more easily implement the portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Intrepid International Fund, Class R6 Shares	5.3%
2.	JPMorgan High Yield Fund, Class R6 Shares	5.1
3.	JPMorgan Realty Income Fund, Class R6 Shares	3.2
4.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.2
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1.9
6.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1.6
7.	Microsoft Corp.	0.9
8.	Wells Fargo & Co.	0.8
9.	Apple, Inc.	0.7
10.	Alphabet, Inc., Class C	0.7

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	50.6%
Investment Companies	20.6
Corporate Bonds	9.1
Collateralized Mortgage Obligations	6.9
Asset-Backed Securities	3.9
U.S. Treasury Obligations	2.9
Mortgage Pass-Through Securities	1.4
Others (each less than 1.0%)	1.2
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		(6.11)%	5.48%	5.43%
Without Sales Charge		(1.70)	6.45	5.92
CLASS C SHARES	March 24, 2003
With CDSC**		(3.22)	5.90	5.37
Without CDSC		(2.22)	5.90	5.37
INSTITUTIONAL CLASS SHARES	September 10, 1993	(1.27)	6.97	6.44
SELECT CLASS SHARES	September 10, 2001	(1.45)	6.72	6.20

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2016

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 50.4%
	Consumer Discretionary — 7.6%
	Auto Components — 0.3%
1	American Axle & Manufacturing Holdings, Inc. (a)	13
9	Continental AG, (Germany)	1,678
11	Cooper Tire & Rubber Co.	314
6	Dana Holding Corp.	66
9	Delphi Automotive plc, (United Kingdom)	566
8	Hankook Tire Co., Ltd., (South Korea)	341
4	Hyundai Mobis Co., Ltd., (South Korea)	932
1	Johnson Controls, Inc.	25
1	Magna International, Inc., (Canada)	33
1	Mando Corp., (South Korea)	249
8	Stoneridge, Inc. (a)	123
1	Tenneco, Inc. (a)	23
148	Tong Yang Industry Co. Ltd., (Taiwan)	221
24	Xinyi Automobile Glass Hong Kong Enterprises Ltd., (Cayman Islands) (a)	2
188	Xinyi Glass Holdings Ltd., (Hong Kong) (a)	139

		4,725

	Automobiles — 0.9%
920	Astra International Tbk PT, (Indonesia)	518
9	Bayerische Motoren Werke AG, (Germany)	636
48	Ford Motor Co.	610
710	Geely Automobile Holdings Ltd., (China)	387
153	General Motors Co.	4,329
240	Great Wall Motor Co., Ltd., (China), Class H	201
282	Guangzhou Automobile Group Co., Ltd., (China), Class H	338
39	Honda Motor Co., Ltd., (Japan)	966
13	Kia Motors Corp., (South Korea)	494
9	Renault S.A., (France)	682
28	Suzuki Motor Corp., (Japan)	769
7	Tata Motors Ltd., (India), ADR (a)	233
3	Tesla Motors, Inc. (a)	544
34	Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	281
23	Toyota Motor Corp., (Japan)	1,109

		12,097

	Distributors — 0.1%
34	Dogus Otomotiv Servis ve Ticaret A.S., (Turkey)	124
10	Genuine Parts Co.	1,047
11	Jardine Cycle & Carriage Ltd., (Singapore)	301

		1,472

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — 0.1%
4		Ascent Capital Group, Inc., Class A (a)	56
6		Houghton Mifflin Harcourt Co. (a)	91
2		K12, Inc. (a)	29
4		New Oriental Education & Technology Group, Inc., (China), ADR	173
19		Regis Corp. (a)	234
5		Strayer Education, Inc. (a)	248

			831

		Hotels, Restaurants & Leisure — 1.1%
19		Accor S.A., (France)	735
18		Aramark	599
2		Bloomin’ Brands, Inc.	38
4		Bob Evans Farms, Inc.	164
1		Boyd Gaming Corp. (a)	17
10		Brinker International, Inc.	451
2		Carnival Corp.	75
500		China Travel International Investment Hong Kong Ltd., (Hong Kong)	146
14		ClubCorp Holdings, Inc.	179
2		Diamond Resorts International, Inc. (a)	47
—	(h)	DineEquity, Inc.	19
74		Hilton Worldwide Holdings, Inc.	1,668
13		InterContinental Hotels Group plc, (United Kingdom)	487
1		Intrawest Resorts Holdings, Inc. (a)	8
13		Isle of Capri Casinos, Inc. (a)	237
3		Jack in the Box, Inc.	275
11		Kangwon Land, Inc., (South Korea)	389
43		La Quinta Holdings, Inc. (a)	492
7		McDonald’s Corp.	854
19		Norwegian Cruise Line Holdings Ltd. (a)	760
12		Oriental Land Co., Ltd., (Japan)	758
14		Red Rock Resorts, Inc., Class A (a)	306
12		Restaurant Brands International, Inc., (Canada)	491
27		Royal Caribbean Cruises Ltd.	1,784
7		Ruby Tuesday, Inc. (a)	25
168		Sands China Ltd., (Hong Kong)	570
10		Sonic Corp.	258
2		Speedway Motorsports, Inc.	38
32		Starbucks Corp.	1,840
294		Wynn Macau Ltd., (China)	426
8		Yum! Brands, Inc.	689

			14,825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Household Durables — 0.7%
49		Arcelik A.S., (Turkey)	321
4		Coway Co., Ltd., (South Korea)	378
1		CSS Industries, Inc.	30
46		D.R. Horton, Inc.	1,462
30		Electrolux AB, (Sweden), Series B	812
14		Harman International Industries, Inc.	1,001
2		Leggett & Platt, Inc.	109
11		Mohawk Industries, Inc. (a)	2,035
73		MRV Engenharia e Participacoes S.A., (Brazil)	242
2		NACCO Industries, Inc., Class A	87
7		Newell Brands, Inc.	358
—	(h)	NVR, Inc. (a)	267
8		Persimmon plc, (United Kingdom)	159
13		PulteGroup, Inc.	256
300		Skyworth Digital Holdings Ltd., (Hong Kong)	247
90		Steinhoff International Holdings N.V., (Netherlands)	517
289		Taylor Wimpey plc, (United Kingdom)	512
24		Toll Brothers, Inc. (a)	634

			9,427

		Internet & Catalog Retail — 0.8%
11		Amazon.com, Inc. (a)	7,539
6		Expedia, Inc.	632
10		Netflix, Inc. (a)	882
1		Priceline Group, Inc. (The) (a)	1,288
13		Wayfair, Inc., Class A (a)	488

			10,829

		Leisure Products — 0.0% (g)
4		JAKKS Pacific, Inc. (a)	30

		Media — 1.5%
14		CBS Corp. (Non-Voting), Class B	747
10		Charter Communications, Inc., Class A (a)	2,347
34		Clear Channel Outdoor Holdings, Inc., Class A	209
30		Comcast Corp., Class A	1,978
17		Dentsu, Inc., (Japan)	788
46		DISH Network Corp., Class A (a)	2,414
24		Entercom Communications Corp., Class A	320
26		Media General, Inc. (a)	447
5		Naspers Ltd., (South Africa), Class N	770
6		Nexstar Broadcasting Group, Inc., Class A	290
7		Sinclair Broadcast Group, Inc., Class A	209
35		Sirius XM Holdings, Inc. (a)	138
8		TEGNA, Inc.	179
55		Time Warner, Inc.	4,071

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — continued
144		Twenty-First Century Fox, Inc., Class A	3,896
18		Twenty-First Century Fox, Inc., Class B	501
50		WPP plc, (United Kingdom)	1,035

			20,339

		Multiline Retail — 0.3%
3		Big Lots, Inc.	171
—	(h)	Dillard’s, Inc., Class A	24
18		Dollar General Corp.	1,680
25		Kohl’s Corp.	963
19		Target Corp.	1,312

			4,150

		Specialty Retail — 1.3%
6		Abercrombie & Fitch Co., Class A	113
1		AutoZone, Inc. (a)	697
14		Bed Bath & Beyond, Inc.	614
48		Best Buy Co., Inc.	1,461
5		Children’s Place, Inc. (The)	395
122		Dixons Carphone plc, (United Kingdom)	522
21		Gap, Inc. (The)	454
26		Home Depot, Inc. (The)	3,276
162		Kingfisher plc, (United Kingdom)	696
78		Lowe’s Cos., Inc.	6,160
2		O’Reilly Automotive, Inc. (a)	423
9		Outerwall, Inc.	396
25		Pier 1 Imports, Inc.	126
12		Tiffany & Co.	728
15		TJX Cos., Inc. (The)	1,193
35		Truworths International Ltd., (South Africa)	206
3		Ulta Salon Cosmetics & Fragrance, Inc. (a)	814

			18,274

		Textiles, Apparel & Luxury Goods — 0.5%
6		adidas AG, (Germany)	923
95		ANTA Sports Products Ltd., (China)	192
403		Belle International Holdings Ltd., (China)	237
49		Burberry Group plc, (United Kingdom)	755
12		Cie Financiere Richemont S.A., (Switzerland)	673
7		Columbia Sportswear Co.	420
15		Hanesbrands, Inc.	364
—	(h)	Hermes International, (France)	139
3		Kering, (France)	457
5		LVMH Moet Hennessy Louis Vuitton SE, (France)	739
10		Michael Kors Holdings Ltd., (United Kingdom) (a)	475

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Textiles, Apparel & Luxury Goods — continued
2	Movado Group, Inc.	51
234	Pou Chen Corp., (Taiwan)	315
72	Ruentex Industries Ltd., (Taiwan)	109
24	Shenzhou International Group Holdings Ltd., (China)	116
32	Taiwan Paiho Ltd., (Taiwan)	86
2	V.F. Corp.	129

		6,180

	Total Consumer Discretionary	103,179

	Consumer Staples — 3.9%
	Beverages — 1.2%
25	Anheuser-Busch InBev S.A./N.V., (Belgium)	3,284
33	Arca Continental S.A.B. de C.V., (Mexico)	235
38	Coca-Cola Co. (The)	1,713
17	Coca-Cola Femsa S.A.B. de C.V., (Mexico), Series L	141
3	Constellation Brands, Inc., Class A	571
6	Dr. Pepper Snapple Group, Inc.	551
5	Fomento Economico Mexicano S.A.B. de C.V., (Mexico), ADR	424
29	Molson Coors Brewing Co., Class B	2,895
4	Monster Beverage Corp. (a)	691
34	PepsiCo, Inc.	3,580
6	Pernod-Ricard S.A., (France)	670
11	SABMiller plc, (United Kingdom)	615
12	Suntory Beverage & Food Ltd., (Japan)	557
208	Thai Beverage PCL, (Thailand)	141

		16,068

	Food & Staples Retailing — 0.6%
1	BGF retail Co., Ltd., (South Korea)	140
22	BIM Birlesik Magazalar A.S., (Turkey)	425
79	Cencosud S.A., (Chile)	226
7	Costco Wholesale Corp.	1,021
10	CVS Health Corp.	957
65	Distribuidora Internacional de Alimentacion S.A., (Spain)	377
17	Eurocash S.A., (Poland)	194
2	Ingles Markets, Inc., Class A	85
44	Kroger Co. (The)	1,608
13	Magnit PJSC, (Russia), Reg. S, GDR	434
9	Seven & i Holdings Co., Ltd., (Japan)	377
19	SPAR Group Ltd. (The), (South Africa)	264
24	Sprouts Farmers Market, Inc. (a)	548
2	U.S. Foods Holding Corp. (a)	41
3	Walgreens Boots Alliance, Inc.	234

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food & Staples Retailing — continued
21		Wal-Mart Stores, Inc.	1,504
7		X5 Retail Group N.V., (Russia), GDR (a)	149

			8,584

		Food Products — 0.9%
16		Amplify Snack Brands, Inc. (a)	237
12		Associated British Foods plc, (United Kingdom)	449
44		Biostime International Holdings Ltd., (China) (a)	147
146		China Mengniu Dairy Co., Ltd., (China)	255
23		Darling Ingredients, Inc. (a)	338
7		Dean Foods Co.	118
14		Gruma S.A.B. de C.V., (Mexico), Class B	197
1		Hershey Co. (The)	170
4		Ingredion, Inc.	544
2		JM Smucker Co. (The)	259
73		Marfrig Global Foods S.A., (Brazil) (a)	127
49		Mondelez International, Inc., Class A	2,224
10		Nestle S.A., (Switzerland)	781
25		NH Foods Ltd., (Japan)	612
—	(h)	NongShim Co., Ltd., (South Korea)	94
24		Pilgrim’s Pride Corp.	623
10		Post Holdings, Inc. (a)	864
5		Ros Agro plc, (Russia), GDR (e)	81
—	(h)	Ros Agro plc, (Russia), Reg. S, GDR	5
1		Sanderson Farms, Inc.	46
1		Seneca Foods Corp., Class A (a)	18
10		Tiger Brands Ltd., (South Africa)	241
7		TreeHouse Foods, Inc. (a)	698
28		Tyson Foods, Inc., Class A	1,874
30		Ulker Biskuvi Sanayi A.S., (Turkey)	218
254		Uni-President Enterprises Corp., (Taiwan)	502
514		WH Group Ltd., (Hong Kong) (e)	407

			12,129

		Household Products — 0.5%
19		Energizer Holdings, Inc.	983
14		Kimberly-Clark Corp.	1,964
20		Procter & Gamble Co. (The)	1,666
13		Reckitt Benckiser Group plc, (United Kingdom)	1,353

			5,966

		Personal Products — 0.1%
1		Amorepacific Corp., (South Korea)	343
16		Chlitina Holding Ltd., (China)	81
38		Grape King Bio Ltd., (Taiwan)	249
7		Herbalife Ltd. (a)	389
—	(h)	Medifast, Inc.	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Personal Products — continued
3		Nu Skin Enterprises, Inc., Class A	148
11		Unilever N.V., (United Kingdom), CVA	496

			1,717

		Tobacco — 0.6%
3		Altria Group, Inc.	198
44		British American Tobacco plc, (United Kingdom)	2,844
25		Gudang Garam Tbk PT, (Indonesia)	129
16		Imperial Brands plc, (United Kingdom)	882
39		Japan Tobacco, Inc., (Japan)	1,576
5		KT&G Corp., (South Korea)	627
12		Philip Morris International, Inc.	1,222
21		Reynolds American, Inc.	1,132
1		Universal Corp.	75

			8,685

		Total Consumer Staples	53,149

		Energy — 3.1%
		Energy Equipment & Services — 0.3%
2		Archrock, Inc.	15
48		Ensco plc, (United Kingdom), Class A	468
18		FMC Technologies, Inc. (a)	491
5		Halliburton Co.	206
8		Parker Drilling Co. (a)	18
7		Pioneer Energy Services Corp. (a)	30
8		Rowan Cos. plc, Class A	148
9		Schlumberger Ltd.	714
3		SEACOR Holdings, Inc. (a)	156
39		Seadrill Ltd., (United Kingdom) (a)	128
22		Technip S.A., (France)	1,217
3		Unit Corp. (a)	47

			3,638

		Oil, Gas & Consumable Fuels — 2.8%
—	(h)	Adams Resources & Energy, Inc.	16
2		Apache Corp.	89
32		Bharat Petroleum Corp., Ltd., (India)	509
27		Bill Barrett Corp. (a)	169
25		Cabot Oil & Gas Corp.	653
8		Chevron Corp.	885
308		CNOOC Ltd., (China)	384
350		CNOOC Ltd., (China)	440
13		Concho Resources, Inc. (a)	1,515
14		ConocoPhillips	599
64		Denbury Resources, Inc.	231
15		Diamondback Energy, Inc. (a)	1,358

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
38	EOG Resources, Inc.	3,156
1	EP Energy Corp., Class A (a)	3
23	EQT Corp.	1,806
37	Exxon Mobil Corp.	3,512
104	Gazprom PJSC, (Russia), ADR	448
2	Hess Corp.	126
31	Hindustan Petroleum Corp., Ltd., (India)	458
19	HollyFrontier Corp.	454
91	Inpex Corp., (Japan)	713
1,623	IRPC PCL, (Thailand)	221
44	Kinder Morgan, Inc.	817
11	Lukoil PJSC, (Russia), ADR	462
46	Marathon Oil Corp.	695
31	Marathon Petroleum Corp.	1,179
4	MOL Hungarian Oil & Gas plc, (Hungary)	230
66	Occidental Petroleum Corp.	4,972
85	Oil Search Ltd., (Australia)	430
24	PBF Energy, Inc., Class A	561
8	Phillips 66	643
15	Pioneer Natural Resources Co.	2,282
4	Plains GP Holdings LP, Class A	40
33	Polski Koncern Naftowy Orlen S.A., (Poland) (a)	582
150	Polskie Gornictwo Naftowe i Gazownictwo S.A., (Poland)	214
2	Renewable Energy Group, Inc. (a)	13
7	REX American Resources Corp. (a)	389
50	Royal Dutch Shell plc, (Netherlands), Class A	1,364
78	Royal Dutch Shell plc, (Netherlands), Class A	2,143
8	Sanchez Energy Corp. (a)	58
6	S-Oil Corp., (South Korea)	383
292	Star Petroleum Refining PCL, (Thailand)	80
426	Star Petroleum Refining PCL, (Thailand), NVDR	116
82	Surgutneftegas OJSC, (Russia), ADR	417
10	Tatneft AJSC, (Russia), ADR	304
3	Tesoro Corp.	251
5	Thai Oil PCL, (Thailand)	8
107	Thai Oil PCL, (Thailand), NVDR	184
6	TransCanada Corp., (Canada)	269
21	Tullow Oil plc, (United Kingdom) (a)	75
31	Valero Energy Corp.	1,571
1	Western Refining, Inc.	20

		38,497

	Total Energy	42,135

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Financials — 9.7%
		Banks — 3.7%
1		1st Source Corp.	46
171		Akbank TAS, (Turkey)	489
55		Australia & New Zealand Banking Group Ltd., (Australia)	999
2		BancFirst Corp.	124
77		Banco do Brasil S.A., (Brazil) (a)	410
5		BancorpSouth, Inc.	124
277		Bank of America Corp.	3,680
1,434		Bank of China Ltd., (China), Class H	576
1		Banner Corp.	27
170		Barclays plc, (United Kingdom)	315
2		BBCN Bancorp, Inc.	26
27		BNP Paribas S.A., (France)	1,196
6		Capital Bank Financial Corp., Class A	161
2		Cathay General Bancorp	60
9		Central Pacific Financial Corp.	201
1		Central Valley Community Bancorp	7
1		Chemical Financial Corp.	31
536		China CITIC Bank Corp., Ltd., (China), Class H	328
347		China Everbright Bank Co., Ltd., (China), Class H (a)	159
239		China Merchants Bank Co., Ltd., (China), Class H (a)	538
7		CIT Group, Inc.	223
131		Citigroup, Inc.	5,534
1		Citizens & Northern Corp.	11
41		Citizens Financial Group, Inc.	813
1		City Holding Co.	61
1		CoBiz Financial, Inc.	17
46		Commercial International Bank Egypt SAE, (Egypt), GDR	164
9		CVB Financial Corp.	151
18		East West Bancorp, Inc.	612
10		FCB Financial Holdings, Inc., Class A (a)	337
24		Fifth Third Bancorp	413
11		First Commonwealth Financial Corp.	98
1		First Community Bancshares, Inc.	13
—	(h)	First Financial Bancorp	3
1		First Interstate BancSystem, Inc., Class A	18
6		First Republic Bank	420
2		Flushing Financial Corp.	36
3		FNB Corp.	42
2		Fulton Financial Corp.	31
1		Great Western Bancorp, Inc.	46

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
1		Guaranty Bancorp	15
24		HDFC Bank Ltd., (India), ADR	1,611
166		HSBC Holdings plc, (United Kingdom)	1,031
196		HSBC Holdings plc, (United Kingdom)	1,198
1		Independent Bank Corp.	13
1,912		Industrial & Commercial Bank of China Ltd., (China), Class H	1,066
32		Industrial Bank of Korea, (South Korea)	315
170		ING Groep N.V., (Netherlands), CVA	1,763
6		Investors Bancorp, Inc.	66
72		KeyCorp	792
930		Krung Thai Bank PCL, (Thailand)	433
732		Lloyds Banking Group plc, (United Kingdom)	530
11		M&T Bank Corp.	1,268
1		MainSource Financial Group, Inc.	16
225		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,007
7		National Bank Holdings Corp., Class A	134
84		Nordea Bank AB, (Sweden)	712
6		OFG Bancorp, (Puerto Rico)	49
17		OTP Bank plc, (Hungary)	388
1		PacWest Bancorp	58
2		Park Sterling Corp.	13
16		PNC Financial Services Group, Inc. (The)	1,294
3		Regions Financial Corp.	30
64		Sberbank of Russia PJSC, (Russia), ADR	559
13		Shinhan Financial Group Co., Ltd., (South Korea)	435
1		Sierra Bancorp	10
7		Signature Bank (a)	904
1		Simmons First National Corp., Class A	40
—	(h)	Southside Bancshares, Inc.	13
—	(h)	Southwest Bancorp, Inc.	8
111		Standard Chartered plc, (United Kingdom)	846
3		Suffolk Bancorp	89
45		Sumitomo Mitsui Financial Group, Inc., (Japan)	1,299
23		SunTrust Banks, Inc.	933
—	(h)	SVB Financial Group (a)	42
5		TCF Financial Corp.	69
2		Trustmark Corp.	47
121		Turkiye Halk Bankasi A.S., (Turkey)	359
22		U.S. Bancorp	875
1		UMB Financial Corp.	44
8		Union Bankshares Corp.	190
1		Webster Financial Corp.	17
219		Wells Fargo & Co.	10,343
2		West Bancorporation, Inc.	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Banks — continued
6		Westamerica Bancorporation	318
4		Wilshire Bancorp, Inc.	39
48		Woori Bank, (South Korea)	400
14		Zions Bancorporation	354

			50,614

		Capital Markets — 1.2%
5		Affiliated Managers Group, Inc. (a)	694
2		Ameriprise Financial, Inc.	164
4		Bank of New York Mellon Corp. (The)	169
6		BlackRock, Inc.	2,188
97		Charles Schwab Corp. (The)	2,444
6		Cowen Group, Inc., Class A (a)	17
18		Credit Suisse Group AG, (Switzerland) (a)	196
1		Federated Investors, Inc., Class B	22
15		Goldman Sachs Group, Inc. (The)	2,198
12		Invesco Ltd.	308
4		Investment Technology Group, Inc.	64
4		KCG Holdings, Inc., Class A (a)	57
13		Lazard Ltd., (Bermuda), Class A	386
130		Morgan Stanley	3,383
6		Northern Trust Corp.	417
2		State Street Corp.	116
13		T. Rowe Price Group, Inc.	963
3		TD Ameritrade Holding Corp.	97
157		UBS Group AG, (Switzerland)	2,036

			15,919

		Consumer Finance — 0.3%
39		Ally Financial, Inc. (a)	660
—	(h)	American Express Co.	14
30		Capital One Financial Corp.	1,888
1		Cash America International, Inc.	58
—	(h)	Credit Acceptance Corp. (a)	42
31		Discover Financial Services	1,647
6		EZCORP, Inc., Class A (a)	42
2		Nelnet, Inc., Class A	62
7		Synchrony Financial (a)	179

			4,592

		Diversified Financial Services — 0.4%
2		Bats Global Markets, Inc. (a)	41
6		Berkshire Hathaway, Inc., Class B (a)	837
6		Intercontinental Exchange, Inc.	1,501
2		MarketAxess Holdings, Inc.	258
137		Moscow Exchange MICEX-RTS PJSC, (Russia)	241
7		MSCI, Inc.	501

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — continued
75		ORIX Corp., (Japan)	974
10		S&P Global, Inc.	1,082
4		Voya Financial, Inc.	109

			5,544

		Insurance — 2.4%
1		Alleghany Corp. (a)	284
7		Allianz SE, (Germany)	981
14		Allied World Assurance Co. Holdings AG, (Switzerland)	488
3		Allstate Corp. (The)	238
—	(h)	Ambac Financial Group, Inc. (a)	7
4		American Equity Investment Life Holding Co.	51
42		American International Group, Inc.	2,242
22		Arthur J. Gallagher & Co.	1,040
7		Aspen Insurance Holdings Ltd., (Bermuda)	307
73		Aviva plc, (United Kingdom)	384
80		AXA S.A., (France)	1,572
41		Chubb Ltd., (Switzerland)	5,386
32		CNO Financial Group, Inc.	566
3		Everest Re Group Ltd., (Bermuda)	541
1		First American Financial Corp.	53
1		Global Indemnity plc, (Ireland) (a)	14
31		Hartford Financial Services Group, Inc. (The)	1,385
2		Kemper Corp.	54
6		Lincoln National Corp.	233
44		Loews Corp.	1,812
39		Marsh & McLennan Cos., Inc.	2,683
2		MBIA, Inc. (a)	16
55		MetLife, Inc.	2,183
1		Navigators Group, Inc. (The)	108
236		PICC Property & Casualty Co., Ltd., (China), Class H	372
17		Ping An Insurance Group Co. of China Ltd., (China), Class H	73
205		Ping An Insurance Group Co. of China Ltd., (China), Class H	906
2		Primerica, Inc.	125
2		ProAssurance Corp.	99
12		Prudential Financial, Inc.	821
122		Prudential plc, (United Kingdom)	2,064
29		Sompo Japan Nipponkoa Holdings, Inc., (Japan)	772
—	(h)	Stewart Information Services Corp.	14
26		Tokio Marine Holdings, Inc., (Japan)	869
13		Travelers Cos., Inc. (The)	1,571
20		Unum Group	649
5		XL Group plc, (Ireland)	182

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Insurance — continued
4		Zurich Insurance Group AG, (Switzerland) (a)	981

			32,126

		Real Estate Investment Trusts (REITs) — 1.0%
2		American Assets Trust, Inc.	100
37		American Homes 4 Rent, Class A	759
—	(h)	American Tower Corp.	36
—	(h)	Apartment Investment & Management Co., Class A	14
—	(h)	Armada Hoffler Properties, Inc.	4
1		Ashford Hospitality Trust, Inc.	5
8		AvalonBay Communities, Inc.	1,403
—	(h)	Boston Properties, Inc.	37
22		Brixmor Property Group, Inc.	587
15		Capstead Mortgage Corp.	145
3		CBL & Associates Properties, Inc.	24
5		CoreSite Realty Corp.	415
2		CubeSmart	52
1		CyrusOne, Inc.	28
34		CYS Investments, Inc.	285
2		DCT Industrial Trust, Inc.	98
5		DiamondRock Hospitality Co.	42
8		EastGroup Properties, Inc.	524
—	(h)	EPR Properties	10
—	(h)	Equinix, Inc.	145
17		Equity Commonwealth (a)	504
1		Equity LifeStyle Properties, Inc.	52
1		Equity One, Inc.	18
—	(h)	Essex Property Trust, Inc.	36
1		First Industrial Realty Trust, Inc.	35
2		Franklin Street Properties Corp.	27
1		Gladstone Commercial Corp.	8
160		Goodman Group, (Australia)	857
2		Government Properties Income Trust	55
3		Gramercy Property Trust	29
8		HCP, Inc.	296
4		Hersha Hospitality Trust	75
1		Highwoods Properties, Inc.	50
3		Hospitality Properties Trust	74
28		Kimco Realty Corp.	868
22		Klepierre, (France)	981
—	(h)	Liberty Property Trust	15
4		LTC Properties, Inc.	208
—	(h)	Macerich Co. (The)	15
2		Mack-Cali Realty Corp.	61
2		Monogram Residential Trust, Inc.	23

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
—	(h)	National Retail Properties, Inc.	17
19		Outfront Media, Inc.	457
1		Pennsylvania Real Estate Investment Trust	28
1		Post Properties, Inc.	63
4		Potlatch Corp.	120
1		Prologis, Inc.	69
—	(h)	PS Business Parks, Inc.	48
4		Public Storage	981
5		Ramco-Gershenson Properties Trust	91
28		Rayonier, Inc.	745
12		RLJ Lodging Trust	260
1		Saul Centers, Inc.	76
1		Silver Bay Realty Trust Corp.	9
1		Simon Property Group, Inc.	318
2		SL Green Realty Corp.	198
5		STORE Capital Corp.	137
1		Summit Hotel Properties, Inc.	11
1		Taubman Centers, Inc.	61
93		Westfield Corp., (Australia)	744
13		Weyerhaeuser Co.	390

			13,823

		Real Estate Management & Development — 0.6%
308		Aldar Properties PJSC, (United Arab Emirates)	227
1		Alexander & Baldwin, Inc.	27
36		CBRE Group, Inc., Class A (a)	950
113		Cheung Kong Property Holdings Ltd., (Hong Kong)	709
534		China Overseas Land & Investment Ltd., (Hong Kong)	1,702
174		China Resources Land Ltd., (Hong Kong)	410
189		China Vanke Co., Ltd., (China), Class H	374
34		Daiwa House Industry Co., Ltd., (Japan)	1,004
278		Emaar Properties PJSC, (United Arab Emirates)	473
10		Forestar Group, Inc. (a)	123
116		Hang Lung Properties Ltd., (Hong Kong)	235
77		Mitsui Fudosan Co., Ltd., (Japan)	1,767
1		St. Joe Co. (The) (a)	9

			8,010

		Thrifts & Mortgage Finance — 0.1%
—	(h)	BankFinancial Corp.	5
10		Beneficial Bancorp, Inc. (a)	122
1		Capitol Federal Financial, Inc.	7
2		Charter Financial Corp.	24
1		First Defiance Financial Corp.	19
15		Meridian Bancorp, Inc.	224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Thrifts & Mortgage Finance — continued
6		MGIC Investment Corp. (a)	33
5		NMI Holdings, Inc., Class A (a)	30
15		Northfield Bancorp, Inc.	220
4		Oritani Financial Corp.	62
3		Walker & Dunlop, Inc. (a)	75

			821

		Total Financials	131,449

		Health Care — 6.9%
		Biotechnology — 1.5%
3		ACADIA Pharmaceuticals, Inc. (a)	103
2		Adamas Pharmaceuticals, Inc. (a)	34
—	(h)	Aduro Biotech, Inc. (a)	4
2		Aimmune Therapeutics, Inc. (a)	25
8		Alexion Pharmaceuticals, Inc. (a)	948
11		Amgen, Inc.	1,620
4		Amicus Therapeutics, Inc. (a)	22
—	(h)	Applied Genetic Technologies Corp. (a)	3
1		Ardelyx, Inc. (a)	6
8		Arrowhead Pharmaceuticals, Inc. (a)	44
1		Atara Biotherapeutics, Inc. (a)	29
1		Avexis, Inc. (a)	28
3		Bellicum Pharmaceuticals, Inc. (a)	42
6		Biogen, Inc. (a)	1,429
3		BioMarin Pharmaceutical, Inc. (a)	271
1		Blueprint Medicines Corp. (a)	18
2		Cara Therapeutics, Inc. (a)	10
24		Celgene Corp. (a)	2,334
1		Chimerix, Inc. (a)	4
2		Coherus Biosciences, Inc. (a)	30
2		Dimension Therapeutics, Inc. (a)	14
2		Edge Therapeutics, Inc. (a)	25
2		FibroGen, Inc. (a)	34
2		Flexion Therapeutics, Inc. (a)	36
6		Genmab A/S, (Denmark) (a)	1,077
71		Gilead Sciences, Inc.	5,914
2		Global Blood Therapeutics, Inc. (a)	37
3		Halozyme Therapeutics, Inc. (a)	26
1		Heron Therapeutics, Inc. (a)	23
4		Idera Pharmaceuticals, Inc. (a)	7
3		Immune Design Corp. (a)	27
5		Infinity Pharmaceuticals, Inc. (a)	6
1		Intellia Therapeutics, Inc. (a)	14
3		Intercept Pharmaceuticals, Inc. (a)	485
4		Karyopharm Therapeutics, Inc. (a)	24
13		Kite Pharma, Inc. (a)	663

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — continued
2		MacroGenics, Inc. (a)	41
1		Mirati Therapeutics, Inc. (a)	7
2		Neurocrine Biosciences, Inc. (a)	111
1		Ophthotech Corp. (a)	51
1		Portola Pharmaceuticals, Inc. (a)	28
1		Proteostasis Therapeutics, Inc. (a)	16
2		Prothena Corp. plc, (Ireland) (a)	65
7		PTC Therapeutics, Inc. (a)	52
—	(h)	Puma Biotechnology, Inc. (a)	14
1		Radius Health, Inc. (a)	48
2		Regeneron Pharmaceuticals, Inc. (a)	853
1		Sage Therapeutics, Inc. (a)	41
3		Selecta Biosciences, Inc. (a)	46
1		Seres Therapeutics, Inc. (a)	30
29		Shire plc	1,810
6		Spark Therapeutics, Inc. (a)	332
16		Synergy Pharmaceuticals, Inc. (a)	60
2		Tokai Pharmaceuticals, Inc. (a)	11
1		Ultragenyx Pharmaceutical, Inc. (a)	55
—	(h)	United Therapeutics Corp. (a)	42
1		Versartis, Inc. (a)	15
21		Vertex Pharmaceuticals, Inc. (a)	1,824
4		Xencor, Inc. (a)	68
—	(h)	Zafgen, Inc. (a)	2

			21,038

		Health Care Equipment & Supplies — 0.5%
11		Abbott Laboratories	437
80		Boston Scientific Corp. (a)	1,869
2		C.R. Bard, Inc.	541
6		Essilor International S.A., (France)	828
4		Hologic, Inc. (a)	128
5		Inogen, Inc. (a)	228
33		Novadaq Technologies, Inc., (Canada) (a)	323
1		NuVasive, Inc. (a)	51
3		Orthofix International N.V. (a)	118
—	(h)	Penumbra, Inc. (a)	12
9		Quidel Corp. (a)	154
53		Smith & Nephew plc, (United Kingdom)	901
12		St. Shine Optical Co., Ltd., (Taiwan)	271
1		Stryker Corp.	144
5		SurModics, Inc. (a)	109
1		Utah Medical Products, Inc.	32
6		Wright Medical Group N.V., (Netherlands) (a)	105

			6,251

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — 1.8%
20	Acadia Healthcare Co., Inc. (a)	1,090
33	Aetna, Inc.	4,077
4	Alliance HealthCare Services, Inc. (a)	26
1	American Renal Associates Holdings, Inc. (a)	40
2	Amsurg Corp. (a)	136
10	Anthem, Inc.	1,268
11	Cigna Corp.	1,344
7	Civitas Solutions, Inc. (a)	137
22	Community Health Systems, Inc. (a)	267
12	Cross Country Healthcare, Inc. (a)	173
24	Envision Healthcare Holdings, Inc. (a)	609
18	Express Scripts Holding Co. (a)	1,387
3	Fresenius Medical Care AG & Co. KGaA, (Germany)	296
10	HCA Holdings, Inc. (a)	793
12	Humana, Inc.	2,224
2	Landauer, Inc.	67
11	McKesson Corp.	2,010
4	Molina Healthcare, Inc. (a)	191
6	Owens & Minor, Inc.	210
62	Shanghai Pharmaceuticals Holding Co., Ltd., (China), Class H (a)	137
89	Sinopharm Group Co., Ltd., (China), Class H	426
3	Surgical Care Affiliates, Inc. (a)	126
3	Triple-S Management Corp., (Puerto Rico), Class B (a)	62
53	UnitedHealth Group, Inc.	7,413
6	WellCare Health Plans, Inc. (a)	598

		25,107

	Health Care Technology — 0.1%
4	HMS Holdings Corp. (a)	73
20	Veeva Systems, Inc., Class A (a)	685

		758

	Life Sciences Tools & Services — 0.2%
1	Agilent Technologies, Inc.	43
1	Cambrex Corp. (a)	33
13	Illumina, Inc. (a)	1,840
2	INC Research Holdings, Inc., Class A (a)	59
1	Thermo Fisher Scientific, Inc.	207

		2,182

	Pharmaceuticals — 2.8%
1	AbbVie, Inc.	72
11	Allergan plc (a)	2,593
2	Amphastar Pharmaceuticals, Inc. (a)	39
61	Astellas Pharma, Inc., (Japan)	960

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
12	AstraZeneca plc, (United Kingdom)	696
3	Axsome Therapeutics, Inc. (a)	24
14	Bayer AG, (Germany)	1,370
69	Bristol-Myers Squibb Co.	5,079
254	CSPC Pharmaceutical Group Ltd., (China)	227
35	Eli Lilly & Co.	2,748
79	GlaxoSmithKline plc, (United Kingdom)	1,703
1	Intra-Cellular Therapies, Inc. (a)	50
28	Johnson & Johnson	3,362
29	Merck & Co., Inc.	1,663
1	Mylan N.V. (a)	62
22	Novartis AG, (Switzerland)	1,790
37	Novo Nordisk A/S, (Denmark), Class B	1,974
1	Pacira Pharmaceuticals, Inc. (a)	45
219	Pfizer, Inc.	7,700
1	Prestige Brands Holdings, Inc. (a)	42
3	Reata Pharmaceuticals, Inc., Class A (a)	55
2	Relypsa, Inc. (a)	28
17	Revance Therapeutics, Inc. (a)	235
14	Roche Holding AG, (Switzerland)	3,709
14	Sanofi, (France)	1,122
502	Sino Biopharmaceutical Ltd., (Hong Kong)	329
16	Teva Pharmaceutical Industries Ltd., (Israel), ADR	787
39	TherapeuticsMD, Inc. (a)	330

		38,794

	Total Health Care	94,130

	Industrials — 5.1%
	Aerospace & Defense — 1.0%
3	AAR Corp.	68
14	Airbus Group SE, (France)	812
4	BWX Technologies, Inc.	142
2	Curtiss-Wright Corp.	143
19	DigitalGlobe, Inc. (a)	408
2	General Dynamics Corp.	235
43	Honeywell International, Inc.	5,027
2	Huntington Ingalls Industries, Inc.	319
1	L-3 Communications Holdings, Inc.	213
103	Meggitt plc, (United Kingdom)	560
2	Moog, Inc., Class A (a)	84
8	Northrop Grumman Corp.	1,878
1	Textron, Inc.	53
10	Thales S.A., (France)	870
22	United Technologies Corp.	2,276

		13,088

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Air Freight & Logistics — 0.1%
1		Atlas Air Worldwide Holdings, Inc. (a)	47
—	(h)	United Parcel Service, Inc., Class B	35
51		Yamato Holdings Co., Ltd., (Japan)	1,169

			1,251

		Airlines — 0.6%
439		AirAsia Bhd, (Malaysia)	284
3		Alaska Air Group, Inc.	165
122		Delta Air Lines, Inc.	4,433
23		Japan Airlines Co., Ltd., (Japan)	749
24		Southwest Airlines Co.	941
164		Turk Hava Yollari AO, (Turkey) (a)	327
34		United Continental Holdings, Inc. (a)	1,406

			8,305

		Building Products — 0.5%
17		Allegion plc, (Ireland)	1,202
209		China Lesso Group Holdings Ltd., (China)	111
5		Continental Building Products, Inc. (a)	114
22		Daikin Industries Ltd., (Japan)	1,849
21		Fortune Brands Home & Security, Inc.	1,244
3		Gibraltar Industries, Inc. (a)	99
10		Lennox International, Inc.	1,364
35		Masco Corp.	1,085
4		Ply Gem Holdings, Inc. (a)	57

			7,125

		Commercial Services & Supplies — 0.3%
32		ACCO Brands Corp. (a)	329
20		Aggreko plc, (United Kingdom)	341
3		Deluxe Corp.	174
6		Ennis, Inc.	113
5		Essendant, Inc.	141
2		Interface, Inc.	25
7		Pitney Bowes, Inc.	123
5		R.R. Donnelley & Sons Co.	86
8		Stericycle, Inc. (a)	817
1		VSE Corp.	97
27		Waste Connections, Inc., (Canada)	1,943
5		West Corp.	97

			4,286

		Construction & Engineering — 0.2%
16		AECOM (a)	496
145		China Railway Construction Corp., Ltd., (China), Class H (a)	183
5		EMCOR Group, Inc.	270
1		Fluor Corp.	66

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction & Engineering — continued
2		Jacobs Engineering Group, Inc. (a)	104
123		Kajima Corp., (Japan)	854
3		MasTec, Inc. (a)	65
139		Tekfen Holding A.S., (Turkey)	358
3		Valmont Industries, Inc.	446

			2,842

		Electrical Equipment — 0.3%
6		Acuity Brands, Inc.	1,593
7		Eaton Corp. plc	439
9		Nidec Corp., (Japan)	708
17		Schneider Electric SE, (France)	1,000
58		Xinjiang Goldwind Science & Technology Co., Ltd., (China), Class H	79

			3,819

		Industrial Conglomerates — 0.5%
18		Carlisle Cos., Inc.	1,892
139		CK Hutchison Holdings Ltd., (Hong Kong)	1,528
3		Danaher Corp.	319
73		General Electric Co.	2,303
5		Siemens AG, (Germany)	559
112		Turkiye Sise ve Cam Fabrikalari A.S., (Turkey)	139

			6,740

		Machinery — 1.0%
6		Actuant Corp., Class A	145
8		Briggs & Stratton Corp.	171
1		Cummins, Inc.	140
62		DMG Mori Co., Ltd., (Japan)	602
8		Douglas Dynamics, Inc.	205
12		Dover Corp.	860
5		FANUC Corp., (Japan)	781
—	(h)	Graham Corp.	6
1		Hurco Cos., Inc.	28
1		Hyster-Yale Materials Handling, Inc.	33
15		Illinois Tool Works, Inc.	1,562
—	(h)	Ingersoll-Rand plc	22
—	(h)	Joy Global, Inc.	10
2		Kadant, Inc.	94
1		Kennametal, Inc.	14
25		Komatsu Ltd., (Japan)	426
70		Kubota Corp., (Japan)	945
16		Makita Corp., (Japan)	1,029
5		Middleby Corp. (The) (a)	523
18		PACCAR, Inc.	935
1		Parker-Hannifin Corp.	100

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — continued
51	Shin Zu Shing Co., Ltd., (Taiwan) (a)	168
4	SMC Corp., (Japan)	1,083
3	Snap-on, Inc.	506
25	Stanley Black & Decker, Inc.	2,739
1	Wabash National Corp. (a)	16

		13,143

	Marine — 0.0% (g)
7	Matson, Inc.	218

	Professional Services — 0.1%
3	Barrett Business Services, Inc.	139
6	Equifax, Inc.	780
1	Franklin Covey Co. (a)	15
1	Huron Consulting Group, Inc. (a)	77
2	ManpowerGroup, Inc.	129
1	TriNet Group, Inc. (a)	16
3	WageWorks, Inc. (a)	181

		1,337

	Road & Rail — 0.2%
3	ArcBest Corp.	46
5	Canadian Pacific Railway Ltd., (Canada)	587
9	Old Dominion Freight Line, Inc. (a)	532
3	Swift Transportation Co. (a)	47
23	Union Pacific Corp.	1,973
7	USA Truck, Inc. (a)	127

		3,312

	Trading Companies & Distributors — 0.2%
2	Applied Industrial Technologies, Inc.	83
4	DXP Enterprises, Inc. (a)	61
36	HD Supply Holdings, Inc. (a)	1,245
9	MRC Global, Inc. (a)	135
3	NOW, Inc. (a)	54
1	SiteOne Landscape Supply, Inc. (a)	19
8	Titan Machinery, Inc. (a)	85
9	Travis Perkins plc, (United Kingdom)	177
3	W.W. Grainger, Inc.	591
16	Wolseley plc, (Switzerland)	854

		3,304

	Transportation Infrastructure — 0.1%
116	COSCO Pacific Ltd., (Hong Kong)	116
192	Shenzhen Expressway Co., Ltd., (China), Class H	176
123	Shenzhen International Holdings Ltd., (Hong Kong)	178
24	TAV Havalimanlari Holding A.S., (Turkey)	102

SHARES		SECURITY DESCRIPTION	VALUE($)

		Transportation Infrastructure — continued
328		Zhejiang Expressway Co., Ltd., (China), Class H	310

			882

		Total Industrials	69,652

		Information Technology — 9.5%
		Communications Equipment — 0.4%
171		Accton Technology Corp., (Taiwan)	230
10		Arista Networks, Inc. (a)	642
2		Bel Fuse, Inc., Class B	40
1		Black Box Corp.	19
43		Cisco Systems, Inc.	1,227
15		Harmonic, Inc. (a)	41
15		Harris Corp.	1,234
3		InterDigital, Inc.	166
2		Motorola Solutions, Inc.	152
3		NETGEAR, Inc. (a)	137
5		Palo Alto Networks, Inc. (a)	554
5		Plantronics, Inc.	201
6		Polycom, Inc. (a)	71
5		Ubiquiti Networks, Inc. (a)	178

			4,892

		Electronic Equipment, Instruments & Components — 0.8%
63		AAC Technologies Holdings, Inc., (China)	539
18		Amphenol Corp., Class A	1,007
9		Arrow Electronics, Inc. (a)	551
5		Benchmark Electronics, Inc. (a)	115
—	(h)	Coherent, Inc. (a)	41
245		Compeq Manufacturing Co., Ltd., (Taiwan)	131
41		Corning, Inc.	847
105		Elite Material Co., Ltd., (Taiwan)	247
82		FLEXium Interconnect, Inc., (Taiwan)	214
185		Hon Hai Precision Industry Co., Ltd., (Taiwan)	478
774		Innolux Corp., (Taiwan)	261
1		Insight Enterprises, Inc. (a)	27
32		InvenSense, Inc. (a)	198
3		Keyence Corp., (Japan)	2,183
6		Largan Precision Co., Ltd., (Taiwan)	555
25		LG Display Co., Ltd., (South Korea)	575
10		Partron Co., Ltd., (South Korea)	93
3		Sanmina Corp. (a)	90
76		Sunny Optical Technology Group Co., Ltd., (China)	268
5		SYNNEX Corp.	455
30		TE Connectivity Ltd., (Switzerland)	1,694

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Electronic Equipment, Instruments & Components — continued
4		Tech Data Corp. (a)	287
2		Vishay Intertechnology, Inc.	30
62		Zhen Ding Technology Holding Ltd., (Taiwan)	112

			10,998

		Internet Software & Services — 2.1%
4		Alibaba Group Holding Ltd., (China), ADR (a)	307
7		Alphabet, Inc., Class A (a)	4,987
13		Alphabet, Inc., Class C (a)	9,043
5		Baidu, Inc., (China), ADR (a)	743
55		Bazaarvoice, Inc. (a)	220
3		CoStar Group, Inc. (a)	764
18		EarthLink Holdings Corp.	116
37		eBay, Inc. (a)	873
68		Facebook, Inc., Class A (a)	7,787
26		GoDaddy, Inc., Class A (a)	825
5		Marchex, Inc., Class B (a)	15
5		MINDBODY, Inc., Class A (a)	73
3		NetEase, Inc., (China), ADR	670
6		RetailMeNot, Inc. (a)	50
34		Tencent Holdings Ltd., (China)	771
2		Twilio, Inc., Class A (a)	80
6		VeriSign, Inc. (a)	484
7		Web.com Group, Inc. (a)	131
2		WebMD Health Corp. (a)	111
10		Xactly Corp. (a)	125

			28,175

		IT Services — 1.3%
21		Accenture plc, (Ireland), Class A	2,417
8		Capgemini S.A., (France)	696
4		Cognizant Technology Solutions Corp., Class A (a)	207
11		Computer Sciences Corp.	546
5		Convergys Corp.	129
5		CSG Systems International, Inc.	219
1		Euronet Worldwide, Inc. (a)	45
1		EVERTEC, Inc., (Puerto Rico)	13
30		Fidelity National Information Services, Inc.	2,190
—	(h)	Global Payments, Inc.	21
34		HCL Technologies Ltd., (India)	371
28		MasterCard, Inc., Class A	2,426
51		PayPal Holdings, Inc. (a)	1,866
7		QIWI plc, (Cyprus), ADR	96
2		Science Applications International Corp.	89
95		TravelSky Technology Ltd., (China), Class H	184
12		Unisys Corp. (a)	88

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — continued
24		Vantiv, Inc., Class A (a)	1,339
68		Visa, Inc., Class A	5,064
6		Western Union Co. (The)	119

			18,125

		Semiconductors & Semiconductor Equipment — 2.0%
—	(h)	Acacia Communications, Inc. (a)	14
5		Advanced Energy Industries, Inc. (a)	176
304		Advanced Semiconductor Engineering, Inc., (Taiwan)	346
8		Alpha & Omega Semiconductor Ltd. (a)	110
5		Analog Devices, Inc.	266
62		ARM Holdings plc, (United Kingdom)	935
21		ASML Holding N.V., (Netherlands)	2,032
36		Broadcom Ltd., (Singapore)	5,540
11		Cohu, Inc.	118
2		First Solar, Inc. (a)	97
54		Infineon Technologies AG, (Germany)	780
7		Integrated Device Technology, Inc. (a)	150
7		Intersil Corp., Class A	99
256		King Yuan Electronics Co. Ltd., (Taiwan) (a)	228
14		KLA-Tencor Corp.	996
44		Lam Research Corp.	3,675
30		Marvell Technology Group Ltd., (Bermuda)	287
13		NVIDIA Corp.	588
29		NXP Semiconductors N.V., (Netherlands) (a)	2,292
107		Powertech Technology, Inc., (Taiwan)	239
19		QUALCOMM, Inc.	1,023
—	(h)	Silicon Laboratories, Inc. (a)	22
6		Silicon Motion Technology Corp., (Taiwan), ADR	268
14		SK Hynix, Inc., (South Korea)	390
—	(h)	Skyworks Solutions, Inc.	13
56		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,468
1		Tessera Technologies, Inc.	44
55		Texas Instruments, Inc.	3,472
12		Tokyo Electron Ltd., (Japan)	972
24		Trina Solar Ltd., (China), ADR (a)	186
127		Win Semiconductors Corp., (Taiwan)	260
16		Xcerra Corp. (a)	91
362		Xinyi Solar Holdings Ltd., (China)	144

			27,321

		Software — 1.9%
5		ACI Worldwide, Inc. (a)	91
14		Activision Blizzard, Inc.	571
28		Adobe Systems, Inc. (a)	2,705

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
9	Aspen Technology, Inc. (a)	370
4	AVG Technologies N.V., (Netherlands) (a)	83
3	Barracuda Networks, Inc. (a)	50
1	Com2uSCorp, (South Korea) (a)	140
21	Electronic Arts, Inc. (a)	1,560
2	Fair Isaac Corp.	223
10	Guidewire Software, Inc. (a)	612
1	Manhattan Associates, Inc. (a)	77
7	Mentor Graphics Corp.	138
234	Microsoft Corp.	11,977
12	Mobileye N.V., (Israel) (a)	553
2	NCSoft Corp., (South Korea)	450
29	Nuance Communications, Inc. (a)	456
30	Oracle Corp.	1,236
1	Progress Software Corp. (a)	22
1	Qualys, Inc. (a)	38
2	Rapid7, Inc. (a)	20
15	Rovi Corp. (a)	241
8	salesforce.com, Inc. (a)	616
15	SAP SE, (Germany)	1,142
11	ServiceNow, Inc. (a)	706
10	Splunk, Inc. (a)	542
27	Take-Two Interactive Software, Inc. (a)	1,005
3	VASCO Data Security International, Inc. (a)	51
9	Workday, Inc., Class A (a)	640

		26,315

	Technology Hardware, Storage & Peripherals — 1.0%
95	Apple, Inc.	9,111
42	Casetek Holdings Ltd., (Taiwan)	148
48	Catcher Technology Co., Ltd., (Taiwan)	358
21	Hewlett Packard Enterprise Co.	389
56	HP, Inc.	708
5	NCR Corp. (a)	135
172	Pegatron Corp., (Taiwan)	365
2	Samsung Electronics Co., Ltd., (South Korea)	2,338
4	Western Digital Corp.	197

		13,749

	Total Information Technology	129,575

	Materials — 2.0%
	Chemicals — 0.8%
5	Air Products & Chemicals, Inc.	722
15	Akzo Nobel N.V., (Netherlands)	956
5	CF Industries Holdings, Inc.	109
12	Chr Hansen Holding A/S, (Denmark)	769

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
17	Dow Chemical Co. (The)	844
16	E.I. du Pont de Nemours & Co.	1,029
22	Eastman Chemical Co.	1,504
2	Hyosung Corp., (South Korea)	210
2	Innophos Holdings, Inc.	88
2	Koppers Holdings, Inc. (a)	51
12	LyondellBasell Industries N.V., Class A	871
3	Minerals Technologies, Inc.	156
23	Mosaic Co. (The)	590
5	Nitto Denko Corp., (Japan)	292
6	OMNOVA Solutions, Inc. (a)	46
10	PPG Industries, Inc.	1,073
11	Rayonier Advanced Materials, Inc.	151
3	Sherwin-Williams Co. (The)	804
13	Shin-Etsu Chemical Co., Ltd., (Japan)	750
2	Trinseo S.A. (a)	85

		11,100

	Construction Materials — 0.4%
9	Eagle Materials, Inc.	671
7	Imerys S.A., (France)	473
7	LafargeHolcim Ltd., (Switzerland) (a)	293
12	LafargeHolcim Ltd., (Switzerland) (a)	490
7	Martin Marietta Materials, Inc.	1,373
17	Vulcan Materials Co.	1,990

		5,290

	Containers & Packaging — 0.2%
12	Ball Corp.	842
3	Berry Plastics Group, Inc. (a)	127
18	Crown Holdings, Inc. (a)	906
17	Graphic Packaging Holding Co.	209
1	Myers Industries, Inc.	11
5	Sealed Air Corp.	210
22	WestRock Co.	872

		3,177

	Metals & Mining — 0.5%
55	BHP Billiton Ltd., (Australia)	760
1	Carpenter Technology Corp.	43
1	Commercial Metals Co.	21
176	Glencore plc, (Switzerland) (a)	362
16	Magnitogorsk Iron & Steel OJSC, (Russia), Reg. S, GDR	76
39	Nippon Steel & Sumitomo Metal Corp., (Japan)	763
256	Norsk Hydro ASA, (Norway)	935
10	Nucor Corp.	479

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — continued
2	Olympic Steel, Inc.	50
16	Rio Tinto Ltd., (United Kingdom)	542
39	Rio Tinto plc, (United Kingdom)	1,200
4	Ryerson Holding Corp. (a)	64
40	South32 Ltd., (Australia) (a)	47
19	Steel Dynamics, Inc.	473
14	United States Steel Corp.	231
4	Worthington Industries, Inc.	181

		6,227

	Paper & Forest Products — 0.1%
1	Domtar Corp.	35
35	KapStone Paper & Packaging Corp.	452
30	UPM-Kymmene OYJ, (Finland)	545

		1,032

	Total Materials	26,826

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.7%
96	AT&T, Inc.	4,166
70	BT Group plc, (United Kingdom)	383
13	CenturyLink, Inc.	367
27	Cincinnati Bell, Inc. (a)	123
1	General Communication, Inc., Class A (a)	9
14	LG Uplus Corp., (South Korea)	136
25	Nippon Telegraph & Telephone Corp., (Japan)	1,163
745	Telecom Italia S.p.A., (Italy) (a)	612
46	Verizon Communications, Inc.	2,581
2	Vonage Holdings Corp. (a)	13
19	Windstream Holdings, Inc.	179

		9,732

	Wireless Telecommunication Services — 0.4%
30	KDDI Corp., (Japan)	916
32	Mobile TeleSystems PJSC, (Russia), ADR	267
43	T-Mobile US, Inc. (a)	1,857
993	Vodafone Group plc, (United Kingdom)	3,026

		6,066

	Total Telecommunication Services	15,798

	Utilities — 1.5%
	Electric Utilities — 1.0%
15	American Electric Power Co., Inc.	1,030
10	Duke Energy Corp.	858
27	Edison International	2,070
61	EDP — Energias do Brasil S.A., (Brazil)	261
3	El Paso Electric Co.	122

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — continued
239		Enel S.p.A., (Italy)	1,063
4		Entergy Corp.	314
13		Eversource Energy	797
2		Exelon Corp.	58
11		Korea Electric Power Corp., (South Korea)	592
22		NextEra Energy, Inc.	2,855
—	(h)	PG&E Corp.	14
2		PNM Resources, Inc.	67
4		Portland General Electric Co.	169
2		Spark Energy, Inc., Class A	65
129		Tenaga Nasional Bhd, (Malaysia)	452
51		Xcel Energy, Inc.	2,279

			13,066

		Gas Utilities — 0.2%
1		AGL Resources, Inc.	78
126		ENN Energy Holdings Ltd., (China)	624
104		Snam S.p.A., (Italy)	620
1		Southwest Gas Corp.	102
2		Spire, Inc.	106
14		UGI Corp.	616

			2,146

		Independent Power & Renewable Electricity Producers — 0.0% (g)
30		Atlantic Power Corp.	75
307		China Power International Development Ltd., (Hong Kong)	113
10		Dynegy, Inc. (a)	178
348		Huadian Power International Corp., Ltd., (China), Class H	167
372		Huaneng Power International, Inc., (China), Class H	231
—	(h)	Ormat Technologies, Inc.	20

			784

		Multi-Utilities — 0.2%
1		Avista Corp.	29
240		Centrica plc, (United Kingdom)	727
14		CMS Energy Corp.	625
1		NorthWestern Corp.	44
9		Public Service Enterprise Group, Inc.	417
10		Sempra Energy	1,109

			2,951

		Water Utilities — 0.1%
5		American States Water Co.	239
28		Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR (a)	254

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Water Utilities — continued
58	Pennon Group plc, (United Kingdom)	728

		1,221

	Total Utilities	20,168

	Total Common Stocks (Cost $571,502)	686,061

Preferred Stocks — 0.2%
	Consumer Staples — 0.2%
	Food & Staples Retailing — 0.0% (g)
17	Cia Brasileira de Distribuicao, (Brazil)	242

	Household Products — 0.2%
15	Henkel AG & Co. KGaA, (Germany)	1,879

	Total Consumer Staples	2,121

	Materials — 0.0% (g)
	Chemicals — 0.0% (g)
20	Braskem S.A., (Brazil), Class A	121

	Total Preferred Stocks (Cost $1,477)	2,242

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 3.9%
	ACE Securities Corp. Home Equity Loan Trust,
225	Series 2004-HE3, Class M3, VAR, 1.533%, 11/25/34	205
554	Series 2004-OP1, Class M3, VAR, 2.328%, 04/25/34	490
137	Series 2005-HE7, Class A1B2, VAR, 1.053%, 11/25/35	135
	Ally Auto Receivables Trust,
21	Series 2013-2, Class A3, 0.790%, 01/15/18	21
132	Series 2015-1, Class A3, 1.390%, 09/16/19	132
76	Series 2015-SN1, Class A3, 1.210%, 12/20/17	76
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	258
	AmeriCredit Automobile Receivables Trust,
26	Series 2013-5, Class A3, 0.900%, 09/10/18	26
75	Series 2015-4, Class A3, 1.700%, 07/08/20	76
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
467	Series 2002-2, Class M3, VAR, 3.108%, 08/25/32	463
507	Series 2003-9, Class M2, VAR, 3.303%, 09/25/33	481
479	Series 2003-10, Class M1, VAR, 1.503%, 12/25/33	446

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

443	Series 2003-10, Class M2, VAR, 3.003%, 12/25/33	427
545	Series 2004-R1, Class M1, VAR, 1.248%, 02/25/34	498
279	Series 2004-R1, Class M6, VAR, 2.523%, 02/25/34	266
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
850	Series 2003-W9, Class M2, VAR, 3.033%, 01/25/34	818
123	Series 2004-W3, Class A3, VAR, 1.273%, 02/25/34	111
183	Series 2004-W3, Class M3, VAR, 3.153%, 02/25/34	151
418	Series 2004-W4, Class A, VAR, 0.973%, 03/25/34	388
204	Series 2004-W6, Class M4, VAR, 3.303%, 05/25/34	180
651	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 1.492%, 01/15/34	604
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	302
	Bear Stearns Asset-Backed Securities Trust,
505	Series 2003-SD2, Class 3A, VAR, 4.591%, 06/25/43	502
380	Series 2004-2, Class M1, VAR, 1.653%, 08/25/34	348
	BMW Vehicle Lease Trust,
31	Series 2014-1, Class A3, 0.730%, 02/21/17	31
100	Series 2015-2, Class A3, 1.400%, 09/20/18	100
18	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	18
62	Cabela’s Credit Card Master Note Trust, Series 2015-2, Class A1, 2.250%, 07/17/23	63
130	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 09/20/19	131
	CarMax Auto Owner Trust,
33	Series 2013-4, Class A3, 0.800%, 07/16/18	34
206	Series 2014-2, Class A3, 0.980%, 01/15/19	206
117	Series 2015-2, Class A3, 1.370%, 03/16/20	117
	CDC Mortgage Capital Trust,
442	Series 2003-HE1, Class M1, VAR, 1.803%, 08/25/33	421
11	Series 2003-HE3, Class M2, VAR, 3.078%, 11/25/33	10
293	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.933%, 01/25/35	268

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
301	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.703%, 04/25/34	255
103	Citi Held For Asset Issuance, Series 2015-PM1, Class A, 1.850%, 12/15/21 (e)	103
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	158
200	Series 2014-A8, Class A8, 1.730%, 04/09/20	203
	CNH Equipment Trust,
1	Series 2013-A, Class A3, 0.690%, 06/15/18	1
19	Series 2013-C, Class A3, 1.020%, 08/15/18	19
95	Series 2013-D, Class A3, 0.770%, 10/15/18	95
102	Series 2014-A, Class A3, 0.840%, 05/15/19	102
175	Series 2014-B, Class A3, 0.910%, 05/15/19	174
	CPS Auto Receivables Trust,
15	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	14
29	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	29
187	Series 2015-B, Class A, 1.650%, 11/15/19 (e)	186
93	Series 2016-B, Class A, 2.070%, 11/15/19 (e)	93
	Credit Suisse First Boston Mortgage Securities Corp.,
33	Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	35
8	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	8
	Credit-Based Asset Servicing and Securitization LLC,
286	Series 2003-CB5, Class M2, VAR, 2.928%, 11/25/33	277
775	Series 2004-CB4, Class A5, SUB, 5.044%, 05/25/35	769
570	Series 2004-CB5, Class M1, VAR, 1.368%, 01/25/34	531
279	Series 2004-CB6, Class M3, VAR, 2.553%, 07/25/35	264
	CWABS, Inc. Asset-Backed Certificates,
311	Series 2003-5, Class MF2, VAR, 5.417%, 11/25/33	268
391	Series 2003-BC1, Class A1, VAR, 1.253%, 03/25/33	359
450	Series 2003-BC4, Class M2, VAR, 1.803%, 06/25/33	435
431	Series 2003-BC6, Class M2, VAR, 2.178%, 10/25/33	375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

845	Series 2004-1, Class M1, VAR, 1.203%, 03/25/34	810
470	Series 2004-5, Class M3, VAR, 2.178%, 07/25/34	426
261	Series 2004-6, Class 1A1, VAR, 0.993%, 12/25/34	246
400	Series 2004-6, Class M2, VAR, 1.428%, 10/25/34	374
305	Series 2004-BC1, Class M3, VAR, 2.553%, 10/25/33	252
520	Series 2004-SD2, Class M1, VAR, 1.073%, 06/25/33 (e)	501
250	Discover Card Execution Note Trust, Series 2015-A3, Class A, 1.450%, 03/15/21	253
	DT Auto Owner Trust,
83	Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	83
123	Series 2016-2A, Class A, 1.730%, 08/15/19 (e)	123
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,017
	Exeter Automobile Receivables Trust,
3	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	3
38	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	39
122	Series 2015-3A, Class A, 2.000%, 03/16/20 (e)	122
	Fifth Third Auto Trust,
7	Series 2013-1, Class A3, 0.880%, 10/16/17	7
9	Series 2013-A, Class A3, 0.610%, 09/15/17	9
159	Series 2015-1, Class A3, 1.420%, 03/16/20	159
	First Franklin Mortgage Loan Trust,
313	Series 2005-FF10, Class A4, VAR, 0.773%, 11/25/35	306
309	Series 2006-FF8, Class IIA3, VAR, 0.603%, 07/25/36	294
	Flagship Credit Auto Trust,
72	Series 2015-1, Class A, 1.630%, 06/15/20 (e)	71
130	Series 2016-2, Class A1, 2.280%, 05/15/20 (e)	130
60	Ford Credit Auto Lease Trust, Series 2014-B, Class A3, 0.890%, 09/15/17	60
	Ford Credit Auto Owner Trust,
10	Series 2013-C, Class A3, 0.820%, 12/15/17	10
41	Series 2013-D, Class A3, 0.670%, 04/15/18	41

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
112	Series 2014-B, Class A3, 0.900%, 10/15/18	113
79	Series 2015-A, Class A3, 1.280%, 09/15/19	79
158	Series 2015-B, Class A3, 1.160%, 11/15/19	158
167	Series 2015-C, Class A3, 1.410%, 02/15/20	168
	Fremont Home Loan Trust,
124	Series 2003-B, Class M2, VAR, 2.883%, 12/25/33	122
1,168	Series 2004-A, Class M1, VAR, 1.278%, 01/25/34	1,062
194	GCAT, Series 2015-2, Class A1, SUB, 3.750%, 07/25/20 (e)	193
	GLS Auto Receivables Trust,
127	Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	127
860	Series 2016-1A, Class A, 2.730%, 10/15/20 (e)	860
	GM Financial Automobile Leasing Trust,
107	Series 2015-1, Class A3, 1.530%, 09/20/18	108
65	Series 2015-3, Class A3, 1.690%, 03/20/19	65
795	GSAMP Trust, Series 2004-AR1, Class M1, VAR, 1.428%, 06/25/34	756
143	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	143
	Home Equity Asset Trust,
107	Series 2003-1, Class M1, VAR, 1.953%, 06/25/33	103
582	Series 2004-3, Class M1, VAR, 1.308%, 08/25/34	531
91	Series 2004-6, Class M2, VAR, 1.353%, 12/25/34	77
400	Series 2004-7, Class M1, VAR, 1.383%, 01/25/35	377
265	Series 2005-7, Class 2A4, VAR, 0.833%, 01/25/36	264
472	Series 2007-2, Class 2A2, VAR, 0.638%, 07/25/37	453
	Home Equity Mortgage Loan Asset-Backed Trust,
319	Series 2004-B, Class M3, VAR, 1.653%, 11/25/34	284
847	Series 2004-C, Class M1, VAR, 1.293%, 03/25/35	768
	Honda Auto Receivables Owner Trust,
34	Series 2013-4, Class A3, 0.690%, 09/18/17	34
132	Series 2014-1, Class A3, 0.670%, 11/21/17	132
146	Series 2014-2, Class A3, 0.770%, 03/19/18	146
	Hyundai Auto Receivables Trust,
52	Series 2014-A, Class A3, 0.790%, 07/16/18	52

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

159	Series 2014-B, Class A3, 0.900%, 12/17/18	158
103	Series 2015-C, Class A3, 1.460%, 02/18/20	104
96	John Deere Owner Trust, Series 2015-B, Class A3, 1.440%, 10/15/19	96
	Long Beach Mortgage Loan Trust,
581	Series 2001-2, Class M1, VAR, 1.293%, 07/25/31	547
158	Series 2003-4, Class M2, VAR, 3.078%, 08/25/33	152
277	Series 2004-1, Class M3, VAR, 1.503%, 02/25/34	265
	MASTR Asset-Backed Securities Trust,
163	Series 2002-OPT1, Class M3, VAR, 3.978%, 11/25/32	163
83	Series 2004-OPT1, Class M2, VAR, 2.103%, 02/25/34	69
3	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	3
	Merrill Lynch Mortgage Investors Trust,
668	Series 2002-NC1, Class M1, VAR, 1.503%, 05/25/33	632
139	Series 2003-OPT1, Class M1, VAR, 1.428%, 07/25/34	122
483	Series 2005-FM1, Class M1, VAR, 0.933%, 05/25/36	441
696	Series 2005-NC1, Class M2, VAR, 1.533%, 10/25/35	626
	Morgan Stanley ABS Capital I, Inc. Trust,
1,286	Series 2004-HE6, Class M1, VAR, 1.278%, 08/25/34	1,214
293	Series 2004-NC2, Class M2, VAR, 2.253%, 12/25/33	269
1,156	Series 2004-NC7, Class M2, VAR, 1.383%, 07/25/34	1,116
435	Series 2005-HE1, Class M3, VAR, 1.233%, 12/25/34	349
282	Series 2005-HE1, Class M4, VAR, 1.533%, 12/25/34	236
452	Series 2005-WMC1, Class M2, VAR, 1.188%, 01/25/35	438
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
394	Series 2002-AM3, Class A3, VAR, 1.433%, 02/25/33	369
272	Series 2002-AM3, Class M1, VAR, 1.878%, 02/25/33	259
	New Century Home Equity Loan Trust,
359	Series 2003-5, Class M1, SUB, 5.167%, 11/25/33	350
565	Series 2003-6, Class M1, VAR, 1.533%, 01/25/34	526

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
786	Series 2004-4, Class M1, VAR, 1.218%, 02/25/35	713
250	Series 2005-1, Class M1, VAR, 1.128%, 03/25/35	233
	Nissan Auto Lease Trust,
11	Series 2014-A, Class A3, 0.800%, 02/15/17	11
300	Series 2015-A, Class A3, 1.400%, 06/15/18	301
	Nissan Auto Receivables Owner Trust,
62	Series 2013-C, Class A3, 0.670%, 08/15/18	62
79	Series 2014-A, Class A3, 0.720%, 08/15/18	79
55	Series 2015-C, Class A3, 1.370%, 05/15/20	55
383	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	345
250	NRZ Advance Receivables Trust Advance Receivables Backed Notes, Series 2015-T3, Class AT3, 2.540%, 11/15/46 (e)	250
150	Oak Hill Advisors Residential Loan Trust, Series 2015-NPL2, Class A1, SUB, 3.721%, 07/25/55 (e)	149
123	Ocwen Master Advance Receivables Trust, Series 2015-T1, Class AT1, 2.537%, 09/17/46 (e)	123
219	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	219
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
391	Series 2003-2, Class M1, VAR, 1.428%, 04/25/33	355
837	Series 2003-4, Class M1, VAR, 1.473%, 07/25/33	754
465	Series 2003-5, Class A3, VAR, 1.353%, 08/25/33	445
888	Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 2.028%, 05/25/34	754
	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
4	Series 2004-MCW1, Class M1, VAR, 1.391%, 10/25/34	4
500	Series 2005-WCH1, Class M4, VAR, 1.698%, 01/25/36	456
216	Pretium Mortgage Credit Partners I LLC, Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	215
250	Purchasing Power Funding LLC, Series 2015-A, Class A2, 4.750%, 12/15/19 (e)	249
	RAMP Trust,
39	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	40

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

498	Series 2004-RS9, Class MII1, VAR, 1.428%, 09/25/34	468
	RASC Trust,
954	Series 2001-KS3, Class AII, VAR, 0.913%, 09/25/31	891
64	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	65
900	Series 2005-EMX1, Class M1, VAR, 1.098%, 03/25/35	843
430	Series 2005-KS2, Class M1, VAR, 1.098%, 03/25/35	394
	Renaissance Home Equity Loan Trust,
753	Series 2003-2, Class A, VAR, 1.333%, 08/25/33	697
1,853	Series 2003-2, Class M1, VAR, 1.684%, 08/25/33	1,717
798	Series 2003-3, Class A, VAR, 0.953%, 12/25/33	741
357	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	353
	Saxon Asset Securities Trust,
109	Series 2000-2, Class MF2, VAR, 8.053%, 07/25/30	95
20	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	21
365	Series 2003-2, Class M2, VAR, 3.078%, 06/25/33	346
619	Series 2003-3, Class M1, VAR, 1.428%, 12/25/33	582
246	Series 2004-2, Class MV2, VAR, 2.253%, 08/25/35	235
496	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.353%, 11/25/34	460
	Structured Asset Investment Loan Trust,
178	Series 2003-BC3, Class M1, VAR, 1.878%, 04/25/33	176
755	Series 2003-BC11, Class M1, VAR, 1.428%, 10/25/33	728
704	Series 2004-6, Class M2, VAR, 2.403%, 07/25/34	656
147	Series 2004-7, Class M1, VAR, 1.503%, 08/25/34	137
381	Series 2004-7, Class M2, VAR, 1.578%, 08/25/34	329
358	Series 2004-8, Class M2, VAR, 1.383%, 09/25/34	316
163	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.723%, 05/25/31 (e)	88

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
111	Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3, 0.670%, 12/15/17	111
27	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	27
89	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	89
81	Volkswagen Auto Loan Enhanced Trust, Series 2013-2, Class A3, 0.700%, 04/20/18	81
161	VOLT XL LLC, Series 2015-NP14, Class A1, SUB, 4.375%, 11/27/45 (e)	161
99	VOLT XLV LLC, Series 2016-NPL5, Class A1, SUB, 4.000%, 05/25/46 (e)	98
136	VOLT XLVII LLC, Series 2016-NPL7, Class A1, SUB, 3.750%, 06/25/46 (e)	136
62	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	61
236	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	234
184	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	182
153	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	152
194	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 4.953%, 10/25/34 (e)	181
	World Omni Auto Receivables Trust,
52	Series 2015-A, Class A3, 1.340%, 05/15/20	52
86	Series 2015-B, Class A3, 1.490%, 12/15/20	87
121	World Omni Automobile Lease Securitization Trust, Series 2015-A, Class A3, 1.540%, 10/15/18	122

	Total Asset-Backed Securities (Cost $51,599)	52,495

Collateralized Mortgage Obligations — 6.9%
	Agency CMO — 5.6%
142	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	164
	Federal Home Loan Mortgage Corp. REMIC,
3	Series 1087, Class I, 8.500%, 06/15/21	3
2	Series 1136, Class H, 6.000%, 09/15/21	2
55	Series 1617, Class PM, 6.500%, 11/15/23	62
50	Series 1710, Class GH, 8.000%, 04/15/24	56
37	Series 1732, Class K, 6.500%, 05/15/24	41
50	Series 1843, Class Z, 7.000%, 04/15/26	56
56	Series 2033, Class K, 6.050%, 08/15/23	61
1,406	Series 2097, Class PD, 8.000%, 11/15/28	1,623
115	Series 2378, Class BD, 5.500%, 11/15/31	129

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — continued
—	(h)	Series 2391, Class QR, 5.500%, 12/15/16	—	(h)
3		Series 2394, Class MC, 6.000%, 12/15/16	3
5		Series 2405, Class JF, 6.000%, 01/15/17	5
5		Series 2425, Class OB, 6.000%, 03/15/17	5
90		Series 2455, Class GK, 6.500%, 05/15/32	105
27		Series 2457, Class PE, 6.500%, 06/15/32	31
71		Series 2473, Class JZ, 6.500%, 07/15/32	82
2		Series 2503, Class TG, 5.500%, 09/15/17	2
2		Series 2508, Class AQ, 5.500%, 10/15/17	3
17		Series 2527, Class BP, 5.000%, 11/15/17	17
9		Series 2531, Class HN, 5.000%, 12/15/17	10
8		Series 2538, Class CB, 5.000%, 12/15/17	8
47		Series 2564, Class NK, 5.000%, 02/15/18	48
112		Series 2575, Class PE, 5.500%, 02/15/33	126
283		Series 2586, Class WG, 4.000%, 03/15/33	307
29		Series 2594, Class OL, 5.000%, 04/15/18	30
42		Series 2595, Class HO, 4.500%, 03/15/23	44
37		Series 2627, Class KM, 4.500%, 06/15/18	37
52		Series 2636, Class Z, 4.500%, 06/15/18	53
30		Series 2651, Class VZ, 4.500%, 07/15/18	31
103		Series 2673, Class PE, 5.500%, 09/15/33	117
670		Series 2682, Class LD, 4.500%, 10/15/33	738
107		Series 2685, Class DT, 5.000%, 10/15/23	118
38		Series 2686, Class GC, 5.000%, 10/15/23	42
113		Series 2699, Class TC, 4.000%, 11/15/18	115
94		Series 2715, Class NG, 4.500%, 12/15/18	97
35		Series 2744, Class TU, 5.500%, 05/15/32	35
58		Series 2756, Class NA, 5.000%, 02/15/24	62
40		Series 2764, Class OE, 4.500%, 03/15/19	41
200		Series 2764, Class UG, 5.000%, 03/15/34	236
40		Series 2773, Class CD, 4.500%, 04/15/24	43
2		Series 2780, Class JA, 4.500%, 04/15/19	2
1		Series 2780, Class JG, 4.500%, 04/15/19	2
55		Series 2783, Class AT, 4.000%, 04/15/19	56
499		Series 2802, Class CD, 5.250%, 05/15/34	551
18		Series 2809, Class UC, 4.000%, 06/15/19	18
4		Series 2852, Class NY, 5.000%, 09/15/33	4
139		Series 2864, Class NB, 5.500%, 07/15/33	145
74		Series 2877, Class AD, 4.000%, 10/15/19	76
161		Series 2901, Class KB, 5.000%, 12/15/34	176
75		Series 2910, Class BE, 4.500%, 12/15/19	77
531		Series 2912, Class EH, 5.500%, 01/15/35	627
21		Series 2922, Class GA, 5.500%, 05/15/34	22
148		Series 2935, Class HJ, 5.000%, 02/15/35	166
166		Series 2950, Class KZ, 4.500%, 03/15/20	175

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
391	Series 2960, Class JH, 5.500%, 04/15/35	442
87	Series 2988, Class TY, 5.500%, 06/15/25	96
57	Series 2989, Class TG, 5.000%, 06/15/25	62
475	Series 3017, Class ML, 5.000%, 08/15/35	546
73	Series 3028, Class ME, 5.000%, 02/15/34	74
14	Series 3064, Class OG, 5.500%, 06/15/34	15
31	Series 3077, Class TO, PO, 04/15/35	28
144	Series 3102, Class CE, 5.500%, 01/15/26	159
41	Series 3121, Class JD, 5.500%, 03/15/26	45
64	Series 3151, Class UC, 5.500%, 08/15/35	68
13	Series 3200, Class PO, PO, 08/15/36	12
36	Series 3212, Class BK, 5.500%, 09/15/36	41
98	Series 3213, Class PE, 6.000%, 09/15/36	112
50	Series 3279, Class PE, 5.500%, 02/15/37	57
74	Series 3349, Class DP, 6.000%, 09/15/36	77
193	Series 3405, Class PE, 5.000%, 01/15/38	216
205	Series 3413, Class B, 5.500%, 04/15/37	230
100	Series 3523, Class EX, 5.000%, 04/15/39	114
184	Series 3532, Class EB, 4.000%, 05/15/24	196
100	Series 3534, Class MB, 4.000%, 05/15/24	110
225	Series 3553, Class PG, 5.500%, 07/15/39	253
187	Series 3564, Class NB, 5.000%, 08/15/39	222
37	Series 3622, Class TA, 5.500%, 10/15/26	38
80	Series 3622, Class WA, 5.500%, 09/15/39	91
560	Series 3626, Class ME, 5.000%, 01/15/40	661
128	Series 3647, Class GA, 5.000%, 11/15/28	132
110	Series 3653, Class HJ, 5.000%, 04/15/40	123
236	Series 3662, Class PJ, 5.000%, 04/15/40	264
315	Series 3662, Class QB, 5.000%, 03/15/38	347
200	Series 3677, Class KB, 4.500%, 05/15/40	225
190	Series 3680, Class LC, 4.500%, 06/15/40	199
82	Series 3688, Class GT, VAR, 7.266%, 11/15/46	96
250	Series 3710, Class GB, 4.000%, 08/15/25	270
600	Series 3747, Class CY, 4.500%, 10/15/40	720
53	Series 3747, Class HI, IO, 4.500%, 07/15/37	2
1,384	Series 3747, Class HX, 4.500%, 11/15/39	1,566
219	Series 3748, Class D, 4.000%, 11/15/39	234
114	Series 3755, Class MU, 4.000%, 11/15/30	123
220	Series 3768, Class MB, 4.000%, 12/15/39	239
400	Series 3787, Class AY, 3.500%, 01/15/26	428
150	Series 3795, Class PD, 4.500%, 01/15/40	171
391	Series 3816, Class HA, 3.500%, 11/15/25	428
435	Series 3827, Class BM, 5.500%, 08/15/39	476

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
1,016	Series 3828, Class EM, 4.500%, 06/15/39	1,144
47	Series 3842, Class PH, 4.000%, 04/15/41	51
400	Series 3845, Class QY, 4.000%, 04/15/26	457
109	Series 3852, Class TP, IF, 5.500%, 05/15/41	124
295	Series 3859, Class JB, 5.000%, 05/15/41	333
183	Series 3873, Class MJ, 4.000%, 06/15/41	191
300	Series 3874, Class DW, 3.500%, 06/15/21	321
1,201	Series 3893, Class PU, 4.000%, 07/15/41	1,355
329	Series 3898, Class KH, 3.500%, 06/15/26	357
54	Series 3902, Class MA, 4.500%, 07/15/39	57
362	Series 3910, Class CT, 4.000%, 12/15/39	395
350	Series 3911, Class B, 3.500%, 08/15/26	387
1,000	Series 3951, Class ME, 4.000%, 11/15/41	1,157
541	Series 3956, Class EB, 3.250%, 11/15/41	565
269	Series 3959, Class PB, 3.000%, 11/15/26	283
175	Series 3962, Class KD, 3.000%, 10/15/26	185
800	Series 3963, Class JB, 4.500%, 11/15/41	935
800	Series 3989, Class JW, 3.500%, 01/15/42	875
141	Series 4026, Class HB, 3.500%, 04/15/42	156
411	Series 4026, Class MQ, 4.000%, 04/15/42	453
400	Series 4048, Class CE, 4.000%, 05/15/42	457
320	Series 4068, Class PE, 3.000%, 06/15/42	341
99	Series 4119, Class KE, 1.750%, 10/15/32	95
101	Series 4180, Class ME, 2.500%, 10/15/42	104
1,000	Series 4185, Class PB, 3.000%, 03/15/43	1,050
307	Series 4203, Class BN, 3.000%, 04/15/33	316
471	Series 4217, Class F, VAR, 0.792%, 06/15/43	472
264	Series 4219, Class JA, 3.500%, 08/15/39	280
550	Series 4238, Class UY, 3.000%, 08/15/33	576
192	Series 4243, Class AE, 4.000%, 08/15/43	221
793	Series 4259, Class LA, 3.000%, 02/15/40	819
318	Series 4337, Class VJ, 3.500%, 06/15/27	347
350	Series 4384, Class LB, 3.500%, 08/15/43	380
1	Series 50, Class I, 8.000%, 06/15/20	1
366	Federal Home Loan Mortgage Corp. STRIPS, Series 284, Class 300, 3.000%, 10/15/42	380
107	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	130
	Federal National Mortgage Association — ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	283
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	440

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
		Agency CMO — continued
188		Series 2013-M7, Class A2, 2.280%, 12/27/22	194
412		Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	433
500		Series 2014-M1, Class A2, VAR, 3.411%, 07/25/23	541
355		Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	394
400		Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	441
550		Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	604
4		Series 2014-M5, Class FA, VAR, 0.812%, 01/25/17	4
410		Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	441
800		Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	839
255		Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	273
556		Series 2015-M1, Class A2, 2.532%, 09/25/24	576
800		Series 2015-M3, Class A2, 2.723%, 10/25/24	839
574		Series 2015-M7, Class A2, 2.590%, 12/25/24	597
467		Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	507
		Federal National Mortgage Association REMIC,
3		Series 1990-7, Class B, 8.500%, 01/25/20	3
1		Series 1990-35, Class E, 9.500%, 04/25/20	1
3		Series 1990-76, Class G, 7.000%, 07/25/20	3
11		Series 1990-106, Class J, 8.500%, 09/25/20	12
2		Series 1991-73, Class A, 8.000%, 07/25/21	2
33		Series 1992-112, Class GB, 7.000%, 07/25/22	36
14		Series 1992-195, Class C, 7.500%, 10/25/22	15
56		Series 1998-37, Class VZ, 6.000%, 06/17/28	64
109		Series 1998-66, Class B, 6.500%, 12/25/28	117
—	(h)	Series 2002-16, Class XU, 5.500%, 04/25/17	—	(h)
1		Series 2002-19, Class PE, 6.000%, 04/25/17	1
13		Series 2002-24, Class AJ, 6.000%, 04/25/17	14

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
96	Series 2002-55, Class PG, 5.500%, 09/25/32	108
43	Series 2002-55, Class QE, 5.500%, 09/25/17	44
5	Series 2002-63, Class KC, 5.000%, 10/25/17	5
10	Series 2002-63, Class LB, 5.500%, 10/25/17	10
98	Series 2002-82, Class PE, 6.000%, 12/25/32	110
22	Series 2003-21, Class OU, 5.500%, 03/25/33	25
246	Series 2003-29, Class BY, 5.500%, 04/25/33	287
5	Series 2003-33, Class AC, 4.250%, 03/25/33	5
284	Series 2003-48, Class GH, 5.500%, 06/25/33	325
26	Series 2003-58, Class AD, 3.250%, 07/25/33	27
13	Series 2003-63, Class PE, 3.500%, 07/25/33	13
148	Series 2003-67, Class KE, 5.000%, 07/25/33	163
79	Series 2003-78, Class B, 5.000%, 08/25/23	85
72	Series 2003-81, Class LC, 4.500%, 09/25/18	74
64	Series 2003-83, Class PG, 5.000%, 06/25/23	67
36	Series 2003-110, Class WA, 4.000%, 08/25/33	37
635	Series 2003-131, Class CH, 5.500%, 01/25/34	720
120	Series 2004-36, Class PC, 5.500%, 02/25/34	126
100	Series 2004-92, Class TB, 5.500%, 12/25/34	117
81	Series 2005-5, Class CK, 5.000%, 01/25/35	89
34	Series 2005-18, Class EG, 5.000%, 03/25/25	36
7	Series 2005-23, Class TG, 5.000%, 04/25/35	8
63	Series 2005-29, Class WC, 4.750%, 04/25/35	70
211	Series 2005-38, Class TB, 6.000%, 11/25/34	222
74	Series 2005-58, Class EP, 5.500%, 07/25/35	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
74	Series 2005-68, Class BC, 5.250%, 06/25/35	79
691	Series 2005-70, Class KP, 5.000%, 06/25/35	773
631	Series 2005-104, Class UE, 5.500%, 12/25/35	726
59	Series 2007-13, Class H, 5.500%, 03/25/37	66
400	Series 2007-61, Class PE, 5.500%, 07/25/37	449
37	Series 2007-65, Class KI, IF, IO, 6.167%, 07/25/37	5
256	Series 2007-84, Class P, 5.000%, 08/25/37	285
219	Series 2008-61, Class GB, 5.500%, 07/25/38	240
135	Series 2008-65, Class CD, 4.500%, 08/25/23	141
107	Series 2009-15, Class AC, 5.500%, 03/25/29	119
330	Series 2009-19, Class PW, 4.500%, 10/25/36	362
136	Series 2009-19, Class TD, 5.000%, 08/25/36	151
34	Series 2009-22, Class EG, 5.000%, 07/25/35	37
26	Series 2009-37, Class KI, IF, IO, 5.547%, 06/25/39	4
62	Series 2009-50, Class PT, VAR, 5.980%, 05/25/37	71
139	Series 2009-60, Class DE, 5.000%, 08/25/29	154
364	Series 2009-73, Class HJ, 6.000%, 09/25/39	420
25	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	4
68	Series 2009-86, Class OT, PO, 10/25/37	62
104	Series 2009-112, Class ST, IF, IO, 5.797%, 01/25/40	17
25	Series 2010-9, Class MB, 5.000%, 05/25/32	25
756	Series 2010-9, Class ME, 5.000%, 02/25/40	914
295	Series 2010-9, Class PE, 4.500%, 10/25/39	319
54	Series 2010-35, Class SB, IF, IO, 5.967%, 04/25/40	7
600	Series 2010-38, Class KC, 4.500%, 04/25/40	682
400	Series 2010-45, Class BL, 4.500%, 05/25/40	450
171	Series 2010-64, Class DM, 5.000%, 06/25/40	191

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
282	Series 2010-85, Class NJ, 4.500%, 08/25/40	304
200	Series 2010-103, Class PJ, 4.500%, 09/25/40	235
66	Series 2010-111, Class AE, 5.500%, 04/25/38	68
979	Series 2010-123, Class BP, 4.500%, 11/25/40	1,109
234	Series 2010-141, Class AL, 4.000%, 12/25/40	260
816	Series 2010-141, Class DL, 4.000%, 12/25/40	926
110	Series 2011-22, Class MA, 6.500%, 04/25/38	122
350	Series 2011-33, Class GD, 3.500%, 04/25/31	383
148	Series 2011-40, Class KA, 3.500%, 03/25/26	161
450	Series 2011-41, Class KL, 4.000%, 05/25/41	502
375	Series 2011-43, Class B, 3.500%, 05/25/31	401
686	Series 2011-50, Class LP, 4.000%, 06/25/41	765
400	Series 2011-51, Class B, 3.500%, 06/25/31	440
650	Series 2011-52, Class KB, 5.500%, 06/25/41	783
530	Series 2011-52, Class LB, 5.500%, 06/25/41	656
166	Series 2011-85, Class KP, 7.000%, 09/25/51	190
100	Series 2011-99, Class CV, 4.500%, 03/25/26	112
558	Series 2011-104, Class KY, 4.000%, 03/25/39	605
62	Series 2011-111, Class EA, 5.000%, 12/25/38	65
325	Series 2011-112, Class PB, 4.000%, 11/25/41	364
300	Series 2011-114, Class B, 3.500%, 11/25/41	325
500	Series 2011-126, Class KB, 4.000%, 12/25/41	571
704	Series 2011-130, Class KB, 4.000%, 12/25/41	797
450	Series 2011-132, Class PE, 4.500%, 12/25/41	512
259	Series 2012-20, Class TD, 4.500%, 02/25/42	280

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
189	Series 2012-50, Class HB, 4.000%, 03/25/42	202
217	Series 2012-83, Class TN, 5.000%, 08/25/42	245
200	Series 2012-136, Class DL, 3.500%, 12/25/42	215
123	Series 2012-137, Class CF, VAR, 0.753%, 08/25/41	123
305	Series 2012-147, Class WN, 4.500%, 01/25/33	344
600	Series 2013-27, Class PE, 3.000%, 04/25/43	628
215	Series 2013-31, Class NC, 3.000%, 04/25/43	228
369	Series 2013-74, Class HP, 3.000%, 10/25/37	384
297	Series 2013-83, Class CA, 3.500%, 10/25/37	313
358	Series 2013-94, Class CV, 3.500%, 07/25/33	388
250	Series 2013-101, Class E, 3.000%, 10/25/33	263
328	Series 2013-104, Class CY, 5.000%, 10/25/43	402
200	Series 2014-1, Class DU, 2.500%, 02/25/29	207
200	Series 2014-2, Class PX, 4.500%, 01/25/41	234
200	Series 2014-56, Class VH, 3.500%, 09/25/34	222
250	Series 2014-58, Class VM, 4.000%, 08/25/33	285
28	Series G92-35, Class E, 7.500%, 07/25/22	31
24	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 12/25/24	23
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	104
102	Series 2003-62, Class BG, 5.000%, 07/20/33	113
358	Series 2003-65, Class AL, 5.500%, 08/20/33	433
162	Series 2003-66, Class HD, 5.500%, 08/20/33	184
580	Series 2004-16, Class AE, 5.500%, 02/20/34	666
145	Series 2004-16, Class EC, 5.500%, 02/20/34	177
743	Series 2004-37, Class PE, 5.500%, 05/20/34	868

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
413	Series 2005-3, Class QB, 5.000%, 01/16/35	476
283	Series 2005-11, Class PL, 5.000%, 02/20/35	317
104	Series 2005-13, Class AE, 5.000%, 09/20/34	113
176	Series 2005-13, Class BG, 5.000%, 02/20/35	206
234	Series 2005-48, Class CY, 5.000%, 06/20/35	258
311	Series 2005-54, Class JE, 5.000%, 07/20/35	357
100	Series 2006-1, Class LE, 5.500%, 06/20/35	116
459	Series 2006-7, Class ND, 5.500%, 08/20/35	536
260	Series 2006-50, Class JD, 5.000%, 09/20/36	320
225	Series 2006-69, Class MB, 5.500%, 12/20/36	254
125	Series 2007-33, Class LE, 5.500%, 06/20/37	144
130	Series 2007-35, Class NE, 6.000%, 06/16/37	157
176	Series 2007-79, Class BL, 5.750%, 08/20/37	201
161	Series 2008-20, Class HC, 5.750%, 06/16/37	176
46	Series 2008-23, Class YA, 5.250%, 03/20/38	51
113	Series 2008-26, Class JP, 5.250%, 03/20/38	129
237	Series 2008-33, Class PB, 5.500%, 04/20/38	266
688	Series 2008-47, Class P, 5.500%, 06/16/38	823
102	Series 2008-58, Class ZT, 6.500%, 07/20/38	134
35	Series 2008-62, Class SA, IF, IO, 5.702%, 07/20/38	6
267	Series 2008-63, Class PE, 5.500%, 07/20/38	310
60	Series 2008-68, Class PQ, 5.500%, 04/20/38	63
168	Series 2008-76, Class PD, 5.750%, 09/20/38	201
66	Series 2008-76, Class US, IF, IO, 5.452%, 09/20/38	10
222	Series 2008-89, Class JA, 5.750%, 08/20/38	230
100	Series 2008-95, Class DS, IF, IO, 6.852%, 12/20/38	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
301	Series 2009-42, Class CD, 5.000%, 06/20/39	354
438	Series 2009-47, Class LT, 5.000%, 06/20/39	516
64	Series 2009-72, Class SM, IF, IO, 5.808%, 08/16/39	10
172	Series 2009-106, Class ST, IF, IO, 5.552%, 02/20/38	29
32	Series 2010-14, Class QP, 6.000%, 12/20/39	33
130	Series 2010-157, Class OP, PO, 12/20/40	118
205	Series 2010-158, Class EP, 4.500%, 12/16/40	239
73	Series 2011-97, Class WA, VAR, 6.104%, 11/20/38	84
227	Series 2015-H20, Class FA, VAR, 0.906%, 08/20/65	225
510	Series 2015-H26, Class FG, VAR, 0.956%, 10/20/65	507
564	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	657

		76,789

	Non-Agency CMO — 1.3%
	Alternative Loan Trust,
475	Series 2004-27CB, Class A1, 6.000%, 12/25/34	473
476	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	454
99	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	99
47	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	46
183	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	177
597	Series 2005-21CB, Class A17, 6.000%, 06/25/35	574
171	Series 2005-46CB, Class A1, 5.750%, 10/25/35	160
	Banc of America Alternative Loan Trust,
144	Series 2004-6, Class 4A1, 5.000%, 07/25/19	146
134	Series 2004-9, Class 4A1, 5.500%, 10/25/19	134
305	Series 2006-5, Class 3A1, 6.000%, 06/25/46	297
	Bear Stearns ALT-A Trust,
71	Series 2004-6, Class 1A, VAR, 1.093%, 07/25/34	67

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
572	Series 2005-4, Class 23A2, VAR, 2.913%, 05/25/35	560
213	Series 2005-7, Class 12A3, VAR, 1.133%, 08/25/35	194
	CHL Mortgage Pass-Through Trust,
126	Series 2005-21, Class A2, 5.500%, 10/25/35	123
133	Series 2006-21, Class A14, 6.000%, 02/25/37	115
416	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	410
	Citigroup Mortgage Loan Trust, Inc.,
18	Series 2003-1, Class 3A4, 5.250%, 09/25/33	18
445	Series 2005-4, Class A, VAR, 2.822%, 08/25/35	434
32	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	32
281	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	267
	GSR Mortgage Loan Trust,
26	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	26
12	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	12
370	Series 2004-12, Class 3A6, VAR, 2.739%, 12/25/34	362
	Impac CMB Trust,
399	Series 2004-5, Class 1A1, VAR, 1.173%, 10/25/34	380
869	Series 2004-9, Class 1A1, VAR, 1.213%, 01/25/35	786
586	Series 2005-5, Class A4, VAR, 1.213%, 08/25/35	480
978	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 1.233%, 12/25/34	808
	JP Morgan Mortgage Trust,
76	Series 2006-A2, Class 5A3, VAR, 2.705%, 11/25/33	76
45	Series 2007-A1, Class 5A5, VAR, 2.827%, 07/25/35	45
508	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.753%, 11/25/35	431
434	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, VAR, 2.528%, 04/25/34	414

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	MASTR Alternative Loan Trust,
11	Series 2004-5, Class 5A1, 4.750%, 06/25/19	11
428	Series 2004-6, Class 7A1, 6.000%, 07/25/34	422
489	Series 2004-6, Class 8A1, 5.500%, 07/25/34	496
550	Series 2005-6, Class 1A2, 5.500%, 12/25/35	480
	MASTR Asset Securitization Trust,
3	Series 2003-11, Class 3A1, 4.500%, 12/25/18	2
22	Series 2003-11, Class 8A1, 5.500%, 12/25/33	23
	Merrill Lynch Mortgage Investors Trust,
34	Series 2003-F, Class A1, VAR, 1.093%, 10/25/28	33
40	Series 2004-B, Class A1, VAR, 0.953%, 05/25/29	39
248	Series 2005-A5, Class A9, VAR, 3.064%, 06/25/35	239
	Morgan Stanley Mortgage Loan Trust,
61	Series 2004-3, Class 4A, VAR, 5.683%, 04/25/34	64
136	Series 2004-4, Class 2A, VAR, 6.425%, 09/25/34	145
13	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	14
11	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	11
121	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 2.986%, 10/25/35	120
	RALI Trust,
666	Series 2004-QA3, Class CB2, VAR, 3.759%, 08/25/34	671
6	Series 2004-QS3, Class CB, 5.000%, 03/25/19	6
	Residential Asset Securitization Trust,
41	Series 2004-A3, Class A1, 4.500%, 06/25/34	42
31	Series 2004-A6, Class A1, 5.000%, 08/25/19	31
788	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	734
20	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	20
55	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	55

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	Sequoia Mortgage Trust,
83	Series 2004-11, Class A1, VAR, 1.048%, 12/20/34	80
580	Series 2007-3, Class 1A1, VAR, 0.648%, 07/20/36	522
54	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	54
	Structured Asset Mortgage Investments II Trust,
32	Series 2003-AR4, Class A1, VAR, 1.148%, 01/19/34	31
172	Series 2005-AR2, Class 2A1, VAR, 0.683%, 05/25/45	149
14	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 2.658%, 12/25/33	14
291	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	291
59	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.239%, 12/25/44	58
	WaMu Mortgage Pass-Through Certificates Trust,
27	Series 2003-AR9, Class 1A6, VAR, 2.514%, 09/25/33	28
5	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	5
613	Series 2005-AR3, Class A1, VAR, 2.798%, 03/25/35	596
654	Series 2005-AR5, Class A6, VAR, 2.725%, 05/25/35	647
632	Series 2005-AR10, Class 1A4, VAR, 2.503%, 09/25/35	632
	Wells Fargo Mortgage-Backed Securities Trust,
14	Series 2004-EE, Class 3A1, VAR, 2.979%, 12/25/34	15
489	Series 2004-N, Class A6, VAR, 2.770%, 08/25/34	487
125	Series 2004-P, Class 2A1, VAR, 2.774%, 09/25/34	125
431	Series 2005-AR16, Class 2A1, VAR, 2.852%, 02/25/34	433
572	Series 2006-AR2, Class 2A1, VAR, 2.855%, 03/25/36	559
105	Series 2006-AR2, Class 2A3, VAR, 2.855%, 03/25/36	103

		17,087

	Total Collateralized Mortgage Obligations (Cost $89,409)	93,876

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 0.9%
	Banc of America Commercial Mortgage Trust,
41	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	41
47	Series 2006-5, Class A4, 5.414%, 09/10/47	47
15	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	15
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	106
750	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	750
200	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.454%, 07/15/44	200
271	CD Mortgage Trust, Series 2007-CD5, Class B, VAR, 6.326%, 11/15/44	281
73	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	74
	COMM Mortgage Trust,
250	Series 2006-C8, Class AJ, 5.377%, 12/10/46	241
250	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	251
617	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.237%, 12/10/49	620
22	DBRR Trust, Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	22
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
153	Series K029, Class A2, VAR, 3.320%, 02/25/23	168
800	Series K037, Class A2, 3.490%, 01/25/24	888
129	Series K038, Class A2, 3.389%, 03/25/24	143
695	Series K046, Class A2, 3.205%, 03/25/25	759
600	Series K048, Class A2, VAR, 3.284%, 06/25/25	659
250	Series K049, Class A2, 3.010%, 07/25/25	269
415	Series KF12, Class A, VAR, 1.153%, 09/25/22	416
87	Series KJ02, Class A2, 2.597%, 09/25/20	91
500	Series KPLB, Class A, 2.770%, 05/25/25	526
600	Series KSMC, Class A2, 2.615%, 01/25/23	622
220	FREMF Mortgage Trust, Series 2016-K722, Class B, VAR, 3.835%, 07/25/49 (e)	207
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	JP Morgan Chase Commercial Mortgage Securities Trust,
18	Series 2005-CB11, Class AJ, VAR, 5.588%, 08/12/37	19
400	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	364
600	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.118%, 07/15/44	590
	LB-UBS Commercial Mortgage Trust,
162	Series 2007-C2, Class A3, 5.430%, 02/15/40	164
250	Series 2007-C6, Class AJ, VAR, 6.323%, 07/15/40	249
2,411	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.790%, 12/12/49 (e)	4
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	266
	Morgan Stanley Capital I Trust,
750	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	744
6,234	Series 2007-HQ11, Class X, IO, VAR, 0.380%, 02/12/44 (e)	6
276	PFP Ltd., (Cayman Islands), Series 2015-2, Class A, VAR, 1.884%, 07/14/34 (e)	274
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	121
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	266
	Wachovia Bank Commercial Mortgage Trust,
25	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	25
351	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	352
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	553
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	215

	Total Commercial Mortgage-Backed Securities (Cost $11,527)	11,731

Corporate Bonds — 9.1%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
160	4.250%, 03/01/21	172
125	5.000%, 03/30/20	137

		309

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Automobiles — 0.1%
	Daimler Finance North America LLC,
355	1.500%, 07/05/19 (e)	354
150	2.375%, 08/01/18 (e)	154
210	2.450%, 05/18/20 (e)	216
300	3.500%, 08/03/25 (e)	321
102	8.500%, 01/18/31	166
45	Ford Motor Co., 4.750%, 01/15/43	47
	General Motors Co.,
105	5.200%, 04/01/45	104
25	6.250%, 10/02/43	28

		1,390

	Hotels, Restaurants & Leisure — 0.0% (g)
	McDonald’s Corp.,
20	2.750%, 12/09/20	21
65	3.700%, 02/15/42	64
20	4.700%, 12/09/35	22
150	4.875%, 07/15/40	170
95	4.875%, 12/09/45	111
65	Starbucks Corp., 2.700%, 06/15/22	69

		457

	Household Durables — 0.0% (g)
10	Newell Brands, Inc., 5.500%, 04/01/46	12

	Internet & Catalog Retail — 0.0% (g)
380	Amazon.com, Inc., 3.800%, 12/05/24	426

	Media — 0.4%
	21st Century Fox America, Inc.,
115	4.750%, 09/15/44	128
80	4.950%, 10/15/45	91
250	6.750%, 01/09/38	317
208	CBS Corp., 4.000%, 01/15/26	222
	Charter Communications Operating LLC/Charter Communications Operating Capital,
65	3.579%, 07/23/20 (e)	68
307	4.464%, 07/23/22 (e)	330
55	4.908%, 07/23/25 (e)	60
113	6.484%, 10/23/45 (e)	135
	Comcast Corp.,
65	3.150%, 03/01/26	69
133	3.375%, 08/15/25	143
175	4.600%, 08/15/45	201
115	4.650%, 07/15/42	132
70	4.750%, 03/01/44	82
100	6.450%, 03/15/37	138

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	30
47	Discovery Communications LLC, 4.375%, 06/15/21	50
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	211
70	4.450%, 01/15/43	78
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	87
150	5.850%, 04/15/40	175
	Time Warner Cable, Inc.,
165	5.500%, 09/01/41	173
125	7.300%, 07/01/38	157
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	201
	Time Warner, Inc.,
70	4.650%, 06/01/44	74
250	4.750%, 03/29/21	281
215	4.850%, 07/15/45	234
250	7.625%, 04/15/31	343
	Viacom, Inc.,
33	3.250%, 03/15/23	32
17	3.875%, 12/15/21	18
150	4.375%, 03/15/43	121
225	4.850%, 12/15/34	210
90	Walt Disney Co. (The), 1.850%, 05/30/19	92

		4,683

	Multiline Retail — 0.0% (g)
55	Kohl’s Corp., 5.550%, 07/17/45	51
	Macy’s Retail Holdings, Inc.,
100	2.875%, 02/15/23	95
55	4.300%, 02/15/43	43
150	7.450%, 07/15/17	159
107	Target Corp., 6.350%, 11/01/32	146

		494

	Specialty Retail — 0.1%
37	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	38
	Home Depot, Inc. (The),
94	2.000%, 06/15/19	97
110	3.750%, 02/15/24	123
105	4.250%, 04/01/46	120
	Lowe’s Cos., Inc.,
90	3.375%, 09/15/25	98
55	4.375%, 09/15/45	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Specialty Retail — continued
150	5.125%, 11/15/41	185

		724

	Total Consumer Discretionary	8,495

	Consumer Staples — 0.8%
	Beverages — 0.3%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	142
	Anheuser-Busch InBev Finance, Inc.,
200	1.900%, 02/01/19	203
290	2.650%, 02/01/21	301
320	3.650%, 02/01/26	343
100	3.700%, 02/01/24	108
75	4.700%, 02/01/36	84
270	4.900%, 02/01/46	316
	Anheuser-Busch InBev Worldwide, Inc.,
57	2.500%, 07/15/22	58
285	5.375%, 01/15/20	322
94	Brown-Forman Corp., 4.500%, 07/15/45	108
	Coca-Cola Co. (The),
179	1.150%, 04/01/18	180
130	2.550%, 06/01/26	134
	Molson Coors Brewing Co.,
60	2.100%, 07/15/21	60
80	3.000%, 07/15/26	80
20	4.200%, 07/15/46	20
	PepsiCo, Inc.,
250	2.750%, 04/30/25	259
110	4.450%, 04/14/46	128
150	Pernod-Ricard S.A., (France), 3.250%, 06/08/26 (e)	154
200	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	214

		3,214

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
450	2.125%, 06/01/21	455
100	2.750%, 12/01/22	103
120	2.875%, 06/01/26	123
156	3.500%, 07/20/22	168
76	3.875%, 07/20/25	83
150	4.000%, 12/05/23	166
20	5.125%, 07/20/45	25
	CVS Pass-Through Trust,
51	4.704%, 01/10/36 (e)	55
47	6.943%, 01/10/30	56
	Kroger Co. (The),
25	2.300%, 01/15/19	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
150	3.300%, 01/15/21	159
25	5.400%, 07/15/40	30
150	6.400%, 08/15/17	159
250	Series B, 7.700%, 06/01/29	351
	Sysco Corp.,
40	2.500%, 07/15/21	41
56	3.750%, 10/01/25	60
	Walgreens Boots Alliance, Inc.,
65	2.600%, 06/01/21	66
83	3.100%, 06/01/23	84
212	3.800%, 11/18/24	225
	Wal-Mart Stores, Inc.,
150	2.550%, 04/11/23	157
100	3.300%, 04/22/24	110
140	4.000%, 04/11/43	155
23	5.000%, 10/25/40	29
112	5.250%, 09/01/35	147

		3,033

	Food Products — 0.2%
200	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	234
100	Cargill, Inc., 3.300%, 03/01/22 (e)	106
114	ConAgra Foods, Inc., 3.200%, 01/25/23	118
	Kellogg Co.,
66	3.250%, 05/21/18	68
100	Series B, 7.450%, 04/01/31	139
	Kraft Heinz Foods Co.,
80	2.800%, 07/02/20 (e)	83
195	3.500%, 06/06/22	207
160	4.375%, 06/01/46 (e)	169
60	5.000%, 06/04/42	69
93	5.200%, 07/15/45 (e)	110
100	6.875%, 01/26/39	137
	Mead Johnson Nutrition Co.,
38	4.125%, 11/15/25	42
150	5.900%, 11/01/39	183
200	Mondelez International, Inc., 4.000%, 02/01/24	219

		1,884

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	104
100	6.625%, 08/01/37	148

		252

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Tobacco — 0.1%
	Altria Group, Inc.,
170	2.625%, 01/14/20	177
195	4.000%, 01/31/24	218
120	4.250%, 08/09/42	131
56	B.A.T. International Finance plc, (United Kingdom), 3.250%, 06/07/22 (e)	59
215	Imperial Brands Finance plc, (United Kingdom), 3.750%, 07/21/22 (e)	227
	Philip Morris International, Inc.,
185	3.250%, 11/10/24	198
90	4.125%, 03/04/43	97
60	4.250%, 11/10/44	66
55	4.375%, 11/15/41	61
	Reynolds American, Inc.,
185	4.450%, 06/12/25	206
40	5.700%, 08/15/35	49
50	5.850%, 08/15/45	64

		1,553

	Total Consumer Staples	9,936

	Energy — 0.8%
	Energy Equipment & Services — 0.1%
	Halliburton Co.,
100	3.500%, 08/01/23	104
125	8.750%, 02/15/21	155
50	Nabors Industries, Inc., 4.625%, 09/15/21	46
100	Noble Holding International Ltd., (Cayman Islands), 5.250%, 03/15/42	57
82	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	88
	Transocean, Inc., (Cayman Islands),
150	5.050%, 10/15/22	106
198	6.500%, 11/15/20	176
152	8.125%, 12/15/21	129

		861

	Oil, Gas & Consumable Fuels — 0.7%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	53
150	ANR Pipeline Co., 9.625%, 11/01/21	197
282	Apache Corp., 3.250%, 04/15/22	289
55	Boardwalk Pipelines LP, 5.950%, 06/01/26	58
	BP Capital Markets plc, (United Kingdom),
300	2.241%, 09/26/18	306
141	2.750%, 05/10/23	143
50	3.119%, 05/04/26	51

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
155	3.245%, 05/06/22	163
60	3.814%, 02/10/24	64
	Buckeye Partners LP,
19	4.150%, 07/01/23	19
25	4.350%, 10/15/24	25
150	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	163
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	46
100	6.750%, 11/15/39	105
	Chevron Corp.,
215	2.100%, 05/16/21	219
50	2.355%, 12/05/22	51
100	2.419%, 11/17/20	103
71	3.191%, 06/24/23	76
200	CNOOC Nexen Finance 2014 ULC, (Canada), 4.250%, 04/30/24	213
100	ConocoPhillips, 6.500%, 02/01/39	129
	ConocoPhillips Co.,
123	2.200%, 05/15/20	124
60	3.350%, 05/15/25	62
	Devon Energy Corp.,
70	5.000%, 06/15/45	65
150	6.300%, 01/15/19	162
100	7.950%, 04/15/32	115
116	Ecopetrol S.A., (Colombia), 5.375%, 06/26/26	112
120	Enable Midstream Partners LP, 3.900%, 05/15/24	107
35	Encana Corp., (Canada), 6.625%, 08/15/37	35
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	67
45	4.750%, 01/15/26	46
80	5.150%, 02/01/43	72
150	EnLink Midstream Partners LP, 4.150%, 06/01/25	138
	Enterprise Products Operating LLC,
51	3.700%, 02/15/26	53
143	3.900%, 02/15/24	152
70	3.950%, 02/15/27	74
60	4.850%, 08/15/42	64
100	4.850%, 03/15/44	106
115	5.200%, 09/01/20	129
200	EOG Resources, Inc., 4.150%, 01/15/26	220

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Exxon Mobil Corp.,
265	2.726%, 03/01/23	277
149	3.567%, 03/06/45	154
200	Kerr-McGee Corp., 7.875%, 09/15/31	238
	Kinder Morgan Energy Partners LP,
90	5.000%, 03/01/43	85
45	5.400%, 09/01/44	45
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	162
75	5.000%, 03/01/26	85
125	5.150%, 10/15/43	134
	Marathon Oil Corp.,
47	2.800%, 11/01/22	43
135	6.600%, 10/01/37	136
45	MPLX LP, 4.000%, 02/15/25	41
	Noble Energy, Inc.,
95	5.250%, 11/15/43	98
30	5.625%, 05/01/21	31
136	Occidental Petroleum Corp., 3.500%, 06/15/25	144
330	ONEOK Partners LP, 4.900%, 03/15/25	346
	Petroleos Mexicanos, (Mexico),
117	4.500%, 01/23/26	113
29	4.875%, 01/18/24	29
165	Phillips 66, 4.875%, 11/15/44	180
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	20
132	3.850%, 10/15/23	128
300	4.650%, 10/15/25	303
190	5.750%, 01/15/20	203
	Spectra Energy Capital LLC,
289	3.300%, 03/15/23	277
100	8.000%, 10/01/19	115
	Statoil ASA, (Norway),
63	2.750%, 11/10/21	66
150	3.950%, 05/15/43	156
170	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	184
	Sunoco Logistics Partners Operations LP,
20	5.300%, 04/01/44	20
155	5.350%, 05/15/45	154
240	5.500%, 02/15/20	258
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	106
171	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	176

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Total Capital International S.A., (France),
123	2.700%, 01/25/23	126
100	2.750%, 06/19/21	104
28	3.750%, 04/10/24	31
15	Transcanada Trust, (Canada), VAR, 5.625%, 05/20/75	14
	Western Gas Partners LP,
50	3.950%, 06/01/25	48
40	4.650%, 07/01/26	40

		9,246

	Total Energy	10,107

	Financials — 3.3%
	Banks — 1.4%
	ABN AMRO Bank N.V., (Netherlands),
245	2.450%, 06/04/20 (e)	250
200	2.500%, 10/30/18 (e)	205
200	Australia & New Zealand Banking Group Ltd., (Australia), 4.400%, 05/19/26 (e)	205
	Bank of America Corp.,
167	Series L, 1.950%, 05/12/18	168
225	Series L, 2.250%, 04/21/20	226
375	3.300%, 01/11/23	386
285	3.500%, 04/19/26	295
70	3.875%, 08/01/25	74
270	Series L, 3.950%, 04/21/25	275
63	4.125%, 01/22/24	68
190	4.450%, 03/03/26	199
50	5.000%, 01/21/44	58
130	5.625%, 07/01/20	146
80	5.650%, 05/01/18	86
200	6.875%, 04/25/18	218
500	7.625%, 06/01/19	579
	Bank of America N.A.,
250	1.750%, 06/05/18	252
250	2.050%, 12/07/18	253
	Bank of Montreal, (Canada),
158	2.375%, 01/25/19	162
100	2.550%, 11/06/22	104
	Bank of Nova Scotia (The), (Canada),
200	1.700%, 06/11/18	202
80	2.350%, 10/21/20	82
70	2.450%, 03/22/21	72
150	2.800%, 07/21/21	156

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
	Barclays plc, (United Kingdom),
265	2.000%, 03/16/18	263
200	5.200%, 05/12/26	202
	BB&T Corp.,
83	2.450%, 01/15/20	85
350	2.625%, 06/29/20	362
550	Capital One Bank USA N.A., 3.375%, 02/15/23	563
375	Capital One N.A., 2.350%, 08/17/18	380
	Citigroup, Inc.,
335	1.750%, 05/01/18	337
110	2.150%, 07/30/18	111
255	2.700%, 03/30/21	260
200	3.400%, 05/01/26	205
50	3.700%, 01/12/26	53
45	4.300%, 11/20/26	46
70	4.400%, 06/10/25	73
125	4.450%, 09/29/27	129
125	4.600%, 03/09/26	132
55	4.750%, 05/18/46	55
107	6.675%, 09/13/43	137
200	Commonwealth Bank of Australia, (Australia), 4.500%, 12/09/25 (e)	209
120	Cooperatieve Rabobank UA, (Netherlands), 3.875%, 02/08/22	130
250	Credit Agricole S.A., (France), 2.375%, 07/01/21 (e)	253
250	Credit Suisse Group Funding Guernsey Ltd., (United Kingdom), 3.450%, 04/16/21 (e)	252
	Discover Bank,
250	2.000%, 02/21/18	251
250	4.200%, 08/08/23	264
	Fifth Third Bancorp,
40	2.875%, 07/27/20	42
115	8.250%, 03/01/38	172
200	Fifth Third Bank, 3.850%, 03/15/26	210
	HSBC Bank plc, (United Kingdom),
585	4.125%, 08/12/20 (e)	630
300	4.750%, 01/19/21 (e)	331
	HSBC Holdings plc, (United Kingdom),
435	3.600%, 05/25/23	445
800	4.250%, 03/14/24	810
200	Intesa Sanpaolo S.p.A., (Italy), 5.710%, 01/15/26 (e)	190
267	KeyCorp, 5.100%, 03/24/21	300
	Lloyds Bank plc, (United Kingdom),
200	1.750%, 03/16/18	199
200	2.050%, 01/22/19	200

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
225	Mizuho Bank Ltd., (Japan), 2.700%, 10/20/20 (e)	233
95	MUFG Americas Holdings Corp., 3.000%, 02/10/25	97
250	PNC Bank N.A., 1.950%, 03/04/19	254
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	195
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	121
200	2.200%, 07/27/18	204
155	2.500%, 01/19/21	160
315	Santander UK plc, (United Kingdom), 2.500%, 03/14/19	318
	Skandinaviska Enskilda Banken AB, (Sweden),
200	1.750%, 03/19/18 (e)	201
250	2.625%, 11/17/20 (e)	258
200	Societe Generale S.A., (France), 2.500%, 04/08/21 (e)	204
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	208
97	SunTrust Banks, Inc., 2.350%, 11/01/18	99
	Toronto-Dominion Bank (The), (Canada),
44	1.950%, 01/22/19	45
125	2.125%, 04/07/21	127
150	2.500%, 12/14/20	155
	U.S. Bancorp,
200	2.200%, 04/25/19	205
55	3.100%, 04/27/26	57
67	4.125%, 05/24/21	75
200	Wachovia Corp., 5.750%, 02/01/18	214
	Wells Fargo & Co.,
150	Series N, 2.150%, 01/30/20	153
350	2.500%, 03/04/21	359
285	2.550%, 12/07/20	293
406	2.600%, 07/22/20	417
115	3.000%, 04/22/26	117
300	3.550%, 09/29/25	320
115	4.300%, 07/22/27	124
40	4.400%, 06/14/46	41
55	4.650%, 11/04/44	58
65	4.900%, 11/17/45	71
145	5.375%, 11/02/43	169
250	Wells Fargo Bank N.A., 1.750%, 05/24/19	253
85	Westpac Banking Corp., (Australia), 2.600%, 11/23/20	88

		18,895

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — 0.6%
200	Ameriprise Financial, Inc., 4.000%, 10/15/23	217
	Bank of New York Mellon Corp. (The),
195	2.050%, 05/03/21	198
120	2.500%, 04/15/21	125
243	2.600%, 08/17/20	252
100	4.150%, 02/01/21	110
100	BlackRock, Inc., 6.250%, 09/15/17	106
44	Blackstone Holdings Finance Co. LLC, 4.450%, 07/15/45 (e)	44
250	Credit Suisse AG, (Switzerland), 1.750%, 01/29/18	250
100	Credit Suisse USA, Inc., 7.125%, 07/15/32	133
	Deutsche Bank AG, (Germany),
35	1.875%, 02/13/18	35
115	2.950%, 08/20/20	114
335	3.375%, 05/12/21	336
85	6.000%, 09/01/17	89
	Goldman Sachs Group, Inc. (The),
170	2.375%, 01/22/18	172
273	2.625%, 01/31/19	279
110	2.625%, 04/25/21	112
183	2.750%, 09/15/20	187
284	3.500%, 01/23/25	292
150	3.625%, 01/22/23	157
320	3.750%, 02/25/26	336
121	3.850%, 07/08/24	128
185	4.000%, 03/03/24	199
136	4.250%, 10/21/25	141
90	4.750%, 10/21/45	99
70	5.150%, 05/22/45	73
100	7.500%, 02/15/19	114
262	Jefferies Group LLC, 6.875%, 04/15/21	298
150	Macquarie Bank Ltd., (Australia), 4.000%, 07/29/25 (e)	158
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	92
	Morgan Stanley,
120	2.375%, 07/23/19	122
120	2.500%, 04/21/21	121
70	2.650%, 01/27/20	71
823	2.800%, 06/16/20	843
42	3.750%, 02/25/23	44
170	Series F, 3.875%, 04/29/24	182
70	3.875%, 01/27/26	74
366	3.950%, 04/23/27	369

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
110	4.000%, 07/23/25	118
75	4.300%, 01/27/45	79
186	5.000%, 11/24/25	204
500	5.950%, 12/28/17	532
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	55
	State Street Corp.,
145	1.950%, 05/19/21	147
26	2.550%, 08/18/20	27
36	3.100%, 05/15/23	37
154	3.700%, 11/20/23	170
149	TD Ameritrade Holding Corp., 2.950%, 04/01/22	155
330	UBS AG, (Switzerland), 2.375%, 08/14/19	338
200	UBS Group Funding Jersey Ltd., (Jersey), 4.125%, 04/15/26 (e)	208

		8,742

	Consumer Finance — 0.4%
350	American Express Co., 7.000%, 03/19/18	382
130	American Express Credit Corp., 2.250%, 05/05/21	132
	American Honda Finance Corp.,
100	2.125%, 10/10/18	103
40	2.250%, 08/15/19	41
150	7.625%, 10/01/18 (e)	171
75	Capital One Financial Corp., 4.200%, 10/29/25	77
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	104
121	3.750%, 11/24/23	134
	Ford Motor Credit Co. LLC,
200	2.145%, 01/09/18	202
248	2.240%, 06/15/18	250
400	2.375%, 01/16/18	405
200	2.375%, 03/12/19	203
200	3.336%, 03/18/21	208
200	3.664%, 09/08/24	207
205	4.134%, 08/04/25	220
	General Motors Financial Co., Inc.,
250	3.100%, 01/15/19	255
305	3.200%, 07/06/21	306
100	3.700%, 05/09/23	101
80	4.000%, 01/15/25	81
85	4.200%, 03/01/21	89
	John Deere Capital Corp.,
181	1.600%, 07/13/18	183

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Consumer Finance — continued
105	2.375%, 07/14/20	108
50	Series 0014, 2.450%, 09/11/20	52
395	2.800%, 03/04/21	415
110	2.800%, 03/06/23	115
106	5.750%, 09/10/18	117
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	98
49	PACCAR Financial Corp., 1.400%, 05/18/18	49
	Synchrony Financial,
80	4.250%, 08/15/24	83
20	4.500%, 07/23/25	21
	Toyota Motor Credit Corp.,
174	2.100%, 01/17/19	178
200	2.625%, 01/10/23	210

		5,300

	Diversified Financial Services — 0.2%
240	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, (Ireland), 3.950%, 02/01/22	240
	Berkshire Hathaway, Inc.,
100	2.750%, 03/15/23	103
100	3.125%, 03/15/26	105
	CME Group, Inc.,
100	3.000%, 09/15/22	106
100	3.000%, 03/15/25	105
49	5.300%, 09/15/43	63
	GE Capital International Funding Co. Unlimited Co., (Ireland),
617	2.342%, 11/15/20 (e)	638
406	4.418%, 11/15/35 (e)	455
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	102
62	Invesco Finance plc, (United Kingdom), 3.750%, 01/15/26	67
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	256
125	National Rural Utilities Cooperative Finance Corp., 2.700%, 02/15/23	130
150	Protective Life Global Funding, 1.722%, 04/15/19 (e)	151
	Shell International Finance B.V., (Netherlands),
45	3.250%, 05/11/25	47
290	3.400%, 08/12/23	308
110	4.000%, 05/10/46	112
155	4.550%, 08/12/43	173

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
	Voya Financial, Inc.,
45	3.650%, 06/15/26	45
70	4.800%, 06/15/46	70

		3,276

	Insurance — 0.4%
	Allstate Corp. (The),
61	3.150%, 06/15/23	65
120	5.550%, 05/09/35	152
	American International Group, Inc.,
70	3.875%, 01/15/35	67
306	4.125%, 02/15/24	323
42	4.500%, 07/16/44	41
185	4.800%, 07/10/45	187
28	Aon Corp., 6.250%, 09/30/40	36
115	Berkshire Hathaway Finance Corp., 4.300%, 05/15/43	128
	Chubb INA Holdings, Inc.,
40	2.300%, 11/03/20	41
200	2.700%, 03/13/23	206
95	2.875%, 11/03/22	99
88	3.150%, 03/15/25	92
50	4.350%, 11/03/45	58
	CNA Financial Corp.,
17	3.950%, 05/15/24	18
13	4.500%, 03/01/26	14
40	Guardian Life Global Funding, 2.000%, 04/26/21 (e)	41
205	Jackson National Life Global Funding, 2.250%, 04/29/21 (e)	208
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	111
	Lincoln National Corp.,
250	4.200%, 03/15/22	268
25	4.850%, 06/24/21	28
118	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	120
	MassMutual Global Funding II,
200	2.000%, 04/15/21 (e)	203
105	2.100%, 08/02/18 (e)	107
	MetLife, Inc.,
30	4.050%, 03/01/45	30
70	4.125%, 08/13/42	70
85	4.600%, 05/13/46	91
35	4.721%, 12/15/44	37
350	4.875%, 11/13/43	387

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Insurance — continued
45	6.400%, 12/15/36	48
	New York Life Global Funding,
55	2.000%, 04/13/21 (e)	56
130	2.100%, 01/02/19 (e)	133
146	2.150%, 06/18/19 (e)	149
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	76
300	Pricoa Global Funding I, 2.200%, 05/16/19 (e)	307
100	Progressive Corp. (The), 4.350%, 04/25/44	114
	Prudential Financial, Inc.,
80	5.100%, 08/15/43	89
175	VAR, 5.200%, 03/15/44	171
250	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	333
55	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	57
60	Travelers Cos., Inc. (The), 3.750%, 05/15/46	63
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	103

		4,927

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
125	3.375%, 10/15/26	126
165	3.450%, 09/15/21	172
40	3.500%, 01/31/23	41
40	4.400%, 02/15/26	43
	Boston Properties LP,
85	3.800%, 02/01/24	91
320	3.850%, 02/01/23	343
125	Brixmor Operating Partnership LP, 3.875%, 08/15/22	128
	Crown Castle International Corp.,
45	3.400%, 02/15/21	47
72	3.700%, 06/15/26	74
78	4.450%, 02/15/26	85
170	DDR Corp., 3.500%, 01/15/21	175
	Duke Realty LP,
160	3.250%, 06/30/26	162
75	3.875%, 02/15/21	80
84	4.375%, 06/15/22	91
60	Equity Commonwealth, 6.650%, 01/15/18	63
158	ERP Operating LP, 4.625%, 12/15/21	178
	HCP, Inc.,
244	2.625%, 02/01/20	246
30	3.150%, 08/01/22	30

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
50	3.875%, 08/15/24	50
135	4.000%, 12/01/22	140
65	4.200%, 03/01/24	67
58	4.250%, 11/15/23	60
	Kimco Realty Corp.,
115	3.200%, 05/01/21	119
20	3.400%, 11/01/22	21
45	Liberty Property LP, 3.375%, 06/15/23	46
	Prologis LP,
74	3.750%, 11/01/25	79
73	4.250%, 08/15/23	81
100	Realty Income Corp., 3.875%, 07/15/24	105
	Simon Property Group LP,
175	3.500%, 09/01/25	189
17	4.375%, 03/01/21	19
	Ventas Realty LP,
59	3.750%, 05/01/24	62
93	4.125%, 01/15/26	100
2	4.375%, 02/01/45	2
80	Ventas Realty LP/Ventas Capital Corp., 2.700%, 04/01/20	82
41	Weingarten Realty Investors, 4.450%, 01/15/24	44
	Welltower, Inc.,
55	3.750%, 03/15/23	57
130	4.000%, 06/01/25	137
75	4.250%, 04/01/26	80
91	4.500%, 01/15/24	99

		3,814

	Thrifts & Mortgage Finance — 0.0% (g)
250	BPCE S.A., (France), 2.650%, 02/03/21	257

	Total Financials	45,211

	Health Care — 0.7%
	Biotechnology — 0.1%
	Amgen, Inc.,
150	3.875%, 11/15/21	164
150	4.100%, 06/15/21	164
70	4.400%, 05/01/45	73
	Baxalta, Inc.,
78	3.600%, 06/23/22	80
65	4.000%, 06/23/25	68
45	5.250%, 06/23/45	49
	Biogen, Inc.,
92	3.625%, 09/15/22	98

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Biotechnology — continued
90	5.200%, 09/15/45	101
	Celgene Corp.,
132	3.625%, 05/15/24	138
120	3.875%, 08/15/25	128
100	3.950%, 10/15/20	108
70	5.000%, 08/15/45	77
	Gilead Sciences, Inc.,
29	3.250%, 09/01/22	31
55	4.500%, 02/01/45	60
20	4.600%, 09/01/35	22
170	4.750%, 03/01/46	193

		1,554

	Health Care Equipment & Supplies — 0.1%
170	Becton, Dickinson and Co., 2.675%, 12/15/19	175
450	Medtronic, Inc., 3.150%, 03/15/22	480
	Stryker Corp.,
25	3.500%, 03/15/26	27
60	4.625%, 03/15/46	67

		749

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
60	3.200%, 06/15/26	62
100	3.500%, 11/15/24	105
90	3.950%, 09/01/20	97
55	4.250%, 06/15/36	57
123	4.750%, 03/15/44	136
	Anthem, Inc.,
60	2.300%, 07/15/18	61
50	4.625%, 05/15/42	52
95	5.100%, 01/15/44	107
200	5.850%, 01/15/36	240
94	Cardinal Health, Inc., 3.750%, 09/15/25	102
245	Cigna Corp., 4.000%, 02/15/22	265
	Express Scripts Holding Co.,
100	3.400%, 03/01/27	100
90	3.500%, 06/15/24	93
75	4.500%, 02/25/26	82
50	4.800%, 07/15/46	50
40	McKesson Corp., 2.850%, 03/15/23	41
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	109
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	31
200	2.875%, 03/15/23	208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
185	3.100%, 03/15/26	194
42	3.350%, 07/15/22	45
105	3.950%, 10/15/42	110

		2,347

	Life Sciences Tools & Services — 0.0% (g)
	Thermo Fisher Scientific, Inc.,
46	3.150%, 01/15/23	47
181	4.150%, 02/01/24	198

		245

	Pharmaceuticals — 0.3%
	AbbVie, Inc.,
105	1.750%, 11/06/17	106
140	2.900%, 11/06/22	143
152	3.200%, 11/06/22	157
145	3.600%, 05/14/25	152
140	4.450%, 05/14/46	142
	Actavis Funding SCS, (Luxembourg),
90	2.350%, 03/12/18	91
145	3.000%, 03/12/20	149
277	3.450%, 03/15/22	288
135	3.800%, 03/15/25	141
200	Allergan, Inc., 2.800%, 03/15/23	199
235	AstraZeneca plc, (United Kingdom), 3.375%, 11/16/25	246
265	Bristol-Myers Squibb Co., 2.000%, 08/01/22	269
	Forest Laboratories LLC,
100	4.875%, 02/15/21 (e)	111
69	5.000%, 12/15/21 (e)	77
200	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	210
104	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	109
95	Johnson & Johnson, 2.050%, 03/01/23	97
	Merck & Co., Inc.,
345	2.350%, 02/10/22	356
263	2.800%, 05/18/23	276
	Mylan N.V., (Netherlands),
200	2.500%, 06/07/19 (e)	202
150	3.950%, 06/15/26 (e)	152
42	5.250%, 06/15/46 (e)	44
65	Mylan, Inc., 2.600%, 06/24/18	66
132	Novartis Capital Corp., 3.400%, 05/06/24	144
200	Perrigo Finance Unlimited Co., (Ireland), 3.500%, 12/15/21	206

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Pharmaceuticals — continued
200	Pfizer, Inc., 6.200%, 03/15/19	226
130	Teva Pharmaceutical Finance IV LLC, 2.250%, 03/18/20	132
19	Zoetis, Inc., 1.875%, 02/01/18	19

		4,510

	Total Health Care	9,405

	Industrials — 0.7%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	73
	Honeywell International, Inc.,
139	3.350%, 12/01/23	152
100	4.250%, 03/01/21	112
	Lockheed Martin Corp.,
40	3.550%, 01/15/26	44
95	3.800%, 03/01/45	97
200	4.250%, 11/15/19	219
99	4.700%, 05/15/46	116
95	Northrop Grumman Corp., 3.850%, 04/15/45	100
150	Precision Castparts Corp., 4.200%, 06/15/35	169
40	Textron, Inc., 3.875%, 03/01/25	42
	United Technologies Corp.,
130	4.150%, 05/15/45	143
180	5.400%, 05/01/35	222

		1,489

	Air Freight & Logistics — 0.0% (g)
	FedEx Corp.,
70	4.100%, 02/01/45	71
20	4.550%, 04/01/46	22

		93

	Airlines — 0.1%
31	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	32
84	Air Canada 2015-1 Class A Pass-Through Trust, (Canada), 3.600%, 03/15/27 (e)	85
15	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	16
336	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	365
77	Continental Airlines 2007-1 Class A Pass-Through Trust, Series 071A, 5.983%, 04/19/22	86
83	Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, 6.821%, 08/10/22	97

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Airlines — continued
11	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	11
9	Delta Air Lines 2011-1 Class A Pass-Through Trust, Series A, 5.300%, 04/15/19	10
36	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 42552, 7.027%, 11/01/19	40
57	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	60
	United Airlines 2016-1 Class AA Pass-Through Trust,
25	Series AA, 3.100%, 01/07/30	26
125	Series A, 3.450%, 01/07/30	128

		956

	Building Products — 0.0% (g)
	Masco Corp.,
45	3.500%, 04/01/21	46
50	4.375%, 04/01/26	52

		98

	Commercial Services & Supplies — 0.1%
	Republic Services, Inc.,
150	5.500%, 09/15/19	167
100	6.086%, 03/15/35	126
	Waste Management, Inc.,
100	2.400%, 05/15/23	102
110	2.900%, 09/15/22	115
37	4.600%, 03/01/21	41
100	4.750%, 06/30/20	112

		663

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	170

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	67
100	5.400%, 03/01/19	111
	General Electric Co.,
400	2.700%, 10/09/22	420
175	3.375%, 03/11/24	191
74	4.375%, 09/16/20	82
205	4.500%, 03/11/44	238
200	4.650%, 10/17/21	229
45	5.500%, 01/08/20	51
105	5.625%, 05/01/18	114
61	6.750%, 03/15/32	86

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrial Conglomerates — continued
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	129
40	5.750%, 03/11/18	43
31	Roper Technologies, Inc., 3.000%, 12/15/20	32

		1,793

	Machinery — 0.0% (g)
240	Illinois Tool Works, Inc., 3.500%, 03/01/24	263

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	106
155	3.900%, 08/01/46	164
605	4.100%, 06/01/21	669
40	4.150%, 04/01/45	44
45	4.700%, 09/01/45	53
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	281
	Canadian Pacific Railway Co., (Canada),
150	4.800%, 09/15/35	171
63	7.125%, 10/15/31	88
125	7.250%, 05/15/19	144
150	CSX Corp., 7.375%, 02/01/19	172
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	41
350	3.850%, 11/15/24 (e)	376
35	4.500%, 08/16/21 (e)	39
150	JB Hunt Transport Services, Inc., 3.300%, 08/15/22	157
391	Norfolk Southern Corp., 4.837%, 10/01/41	446
35	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	35
	Ryder System, Inc.,
83	2.450%, 09/03/19	85
113	2.500%, 05/11/20	114
43	3.500%, 06/01/17	44
	Union Pacific Corp.,
150	3.750%, 03/15/24	167
300	4.750%, 12/15/43	354

		3,750

	Trading Companies & Distributors — 0.0% (g)
120	Air Lease Corp., 3.375%, 06/01/21	122
272	International Lease Finance Corp., 3.875%, 04/15/18	277
68	W.W. Grainger, Inc., 4.600%, 06/15/45	81

		480

	Total Industrials	9,755

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 0.5%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
565	2.200%, 02/28/21	582
272	2.900%, 03/04/21	289
	Harris Corp.,
30	2.700%, 04/27/20	30
40	3.832%, 04/27/25	43
75	5.054%, 04/27/45	85

		1,029

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	106
150	6.000%, 04/01/20	167

		273

	Internet Software & Services — 0.0% (g)
442	eBay, Inc., 2.600%, 07/15/22	438

	IT Services — 0.0% (g)
130	International Business Machines Corp., 7.000%, 10/30/25	177
	Visa, Inc.,
130	3.150%, 12/14/25	139
120	4.300%, 12/14/45	138
78	Xerox Corp., 5.625%, 12/15/19	84

		538

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
98	2.450%, 07/29/20	102
95	4.100%, 05/19/46	99
120	4.900%, 07/29/45	140
158	QUALCOMM, Inc., 4.800%, 05/20/45	165
197	Texas Instruments, Inc., 2.750%, 03/12/21	210

		716

	Software — 0.2%
	Microsoft Corp.,
100	2.375%, 05/01/23	102
75	3.500%, 11/15/42	74
133	3.625%, 12/15/23	147
160	3.750%, 05/01/43	162
95	3.750%, 02/12/45	97
230	4.450%, 11/03/45	259
	Oracle Corp.,
210	1.900%, 09/15/21	211

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Software — continued
205	2.400%, 09/15/23	206
245	2.500%, 05/15/22	250
70	2.800%, 07/08/21	74
56	3.625%, 07/15/23	61
45	4.000%, 07/15/46	45
240	4.125%, 05/15/45	248
200	5.750%, 04/15/18	217

		2,153

	Technology Hardware, Storage & Peripherals — 0.1%
	Apple, Inc.,
126	2.850%, 05/06/21	133
256	3.200%, 05/13/25	271
220	3.250%, 02/23/26	234
240	3.450%, 02/09/45	226
95	3.850%, 05/04/43	96
50	4.650%, 02/23/46	56
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
120	4.420%, 06/15/21 (e)	123
80	5.450%, 06/15/23 (e)	83
135	6.020%, 06/15/26 (e)	140
55	8.100%, 07/15/36 (e)	59
20	8.350%, 07/15/46 (e)	22

		1,443

	Total Information Technology	6,590

	Materials — 0.2%
	Chemicals — 0.1%
	Agrium, Inc., (Canada),
22	3.375%, 03/15/25	22
120	4.125%, 03/15/35	116
100	6.125%, 01/15/41	119
80	CF Industries, Inc., 4.950%, 06/01/43	74
	Dow Chemical Co. (The),
19	3.000%, 11/15/22	19
19	4.125%, 11/15/21	21
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	92
125	LYB International Finance B.V., (Netherlands), 4.875%, 03/15/44	132
	Mosaic Co. (The),
100	4.250%, 11/15/23	108
166	5.625%, 11/15/43	184
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	264

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
300	Praxair, Inc., 2.200%, 08/15/22	308
150	Union Carbide Corp., 7.750%, 10/01/96	183

		1,642

	Construction Materials — 0.0% (g)
200	CRH America, Inc., 3.875%, 05/18/25 (e)	211

	Containers & Packaging — 0.0% (g)
150	International Paper Co., 3.800%, 01/15/26	158

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
70	4.125%, 02/24/42	72
34	5.000%, 09/30/43	39
	Freeport-McMoRan, Inc.,
250	3.550%, 03/01/22	220
291	3.875%, 03/15/23	255
	Nucor Corp.,
127	4.000%, 08/01/23	136
80	5.200%, 08/01/43	88
155	Rio Tinto Finance USA Ltd., (Australia), 3.750%, 06/15/25	163

		973

	Total Materials	2,984

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
800	3.000%, 02/15/22	816
294	3.000%, 06/30/22	301
125	3.400%, 05/15/25	128
100	3.600%, 02/17/23	105
230	4.125%, 02/17/26	247
335	4.300%, 12/15/42	321
40	4.450%, 04/01/24	44
85	4.800%, 06/15/44	88
85	5.150%, 03/15/42	91
40	5.650%, 02/15/47	46
150	6.000%, 08/15/40	175
	British Telecommunications plc, (United Kingdom),
250	1.250%, 02/14/17	250
100	9.375%, 12/15/30	154
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	112
40	SES GLOBAL Americas Holdings GP, 2.500%, 03/25/19 (e)	40

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Telecommunication Services — continued
102	Telefonica Emisiones S.A.U., (Spain), 5.134%, 04/27/20	112
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	156
130	2.625%, 02/21/20	134
275	3.500%, 11/01/24	293
249	3.850%, 11/01/42	235
209	4.150%, 03/15/24	231
238	4.522%, 09/15/48	246
93	4.672%, 03/15/55	94
461	4.862%, 08/21/46	503
20	5.012%, 08/21/54	21
100	5.050%, 03/15/34	111
350	5.150%, 09/15/23	408

		5,462

	Wireless Telecommunication Services — 0.0% (g)
100	America Movil S.A.B. de C.V., (Mexico), 5.000%, 03/30/20	111
76	Rogers Communications, Inc., (Canada), 3.625%, 12/15/25	81
	Vodafone Group plc, (United Kingdom),
125	5.625%, 02/27/17	129
50	6.150%, 02/27/37	58

		379

	Total Telecommunication Services	5,841

	Utilities — 1.1%
	Electric Utilities — 0.8%
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	67
200	3.850%, 12/01/42	208
50	4.150%, 08/15/44	55
100	Appalachian Power Co., 4.600%, 03/30/21	110
150	Arizona Public Service Co., 4.500%, 04/01/42	174
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	67
170	3.350%, 07/01/23	180
	Commonwealth Edison Co.,
180	2.550%, 06/15/26	183
45	4.350%, 11/15/45	51
	DTE Electric Co.,
140	3.375%, 03/01/25	153
95	4.300%, 07/01/44	109
250	Series G, 5.600%, 06/15/18	271
60	Duke Energy Carolinas LLC, 3.875%, 03/15/46	64

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Duke Energy Corp.,
292	3.050%, 08/15/22	303
150	3.550%, 09/15/21	160
310	5.050%, 09/15/19	342
60	Duke Energy Indiana LLC, 3.750%, 05/15/46	62
	Duke Energy Progress LLC,
150	4.100%, 03/15/43	164
25	4.150%, 12/01/44	28
	Electricite de France S.A., (France),
80	2.150%, 01/22/19 (e)	81
35	4.875%, 01/22/44 (e)	37
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	110
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	153
105	Entergy Corp., 4.000%, 07/15/22	113
40	Entergy Mississippi, Inc., 2.850%, 06/01/28	41
	Exelon Corp.,
15	2.450%, 04/15/21	15
125	3.400%, 04/15/26	131
55	4.450%, 04/15/46	59
	Florida Power & Light Co.,
80	3.125%, 12/01/25	86
100	4.050%, 10/01/44	113
45	Georgia Power Co., 3.250%, 04/01/26	48
35	Great Plains Energy, Inc., 4.850%, 06/01/21	38
	Indiana Michigan Power Co.,
40	Series K, 4.550%, 03/15/46	44
300	7.000%, 03/15/19	341
	ITC Holdings Corp.,
60	3.250%, 06/30/26	60
135	3.650%, 06/15/24	141
114	6.050%, 01/31/18 (e)	121
115	Jersey Central Power & Light Co., 4.300%, 01/15/26 (e)	123
200	Kansas City Power & Light Co., 5.300%, 10/01/41	238
	Kentucky Utilities Co.,
50	3.300%, 10/01/25	54
40	4.375%, 10/01/45	46
	Louisville Gas & Electric Co.,
24	Series 25, 3.300%, 10/01/25	26
20	4.375%, 10/01/45	23
244	MidAmerican Energy Co., 3.500%, 10/15/24	267
35	Mississippi Power Co., Series 12-A, 4.250%, 03/15/42	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Electric Utilities — continued
	Nevada Power Co.,
34	5.450%, 05/15/41	43
50	6.500%, 08/01/18	56
253	NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	261
60	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	69
	Oncor Electric Delivery Co. LLC,
115	2.150%, 06/01/19	117
12	2.950%, 04/01/25	12
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	80
195	3.400%, 08/15/24	209
94	3.500%, 06/15/25	102
80	3.850%, 11/15/23	88
70	4.300%, 03/15/45	79
50	4.750%, 02/15/44	59
250	6.050%, 03/01/34	333
	PacifiCorp,
245	2.950%, 02/01/22	260
115	2.950%, 06/01/23	121
400	PECO Energy Co., 4.800%, 10/15/43	492
200	Pennsylvania Electric Co., 6.050%, 09/01/17	210
180	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	151
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	114
42	4.750%, 07/15/43	51
	Progress Energy, Inc.,
130	3.150%, 04/01/22	135
117	4.400%, 01/15/21	128
150	Public Service Co. of Colorado, 2.500%, 03/15/23	153
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	32
	Public Service Electric & Gas Co.,
83	3.000%, 05/15/25	89
60	3.800%, 03/01/46	65
	Sierra Pacific Power Co.,
60	2.600%, 05/01/26 (e)	61
41	Series T, 3.375%, 08/15/23	45
6	South Carolina Electric & Gas Co., 4.500%, 06/01/64	6
	Southern California Edison Co.,
55	Series 14-B, 1.125%, 05/01/17	55
160	Series B, 2.400%, 02/01/22	166
80	Series C, 3.600%, 02/01/45	83

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
40	4.500%, 09/01/40	47
66	4.650%, 10/01/43	80
100	6.650%, 04/01/29	132
65	Southern Co. (The), 4.400%, 07/01/46	70
294	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	292
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	234
180	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	193
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	155
150	2.950%, 01/15/22	158
21	3.450%, 02/15/24	23
75	4.000%, 01/15/43	79
	Wisconsin Electric Power Co.,
150	1.700%, 06/15/18	151
165	3.100%, 06/01/25	176
	Xcel Energy, Inc.,
95	3.300%, 06/01/25	100
95	4.700%, 05/15/20	105

		11,211

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	93
70	Dominion Gas Holdings LLC, 2.500%, 12/15/19	71
200	Southern California Gas Co., 3.200%, 06/15/25	215

		379

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
160	2.950%, 01/15/20	165
94	5.750%, 10/01/41	97
	Oglethorpe Power Corp.,
40	4.250%, 04/01/46	42
90	4.550%, 06/01/44	96
	PSEG Power LLC,
188	4.150%, 09/15/21	201
25	4.300%, 11/15/23	26
35	Southern Power Co., 5.250%, 07/15/43	38
30	Tri-State Generation & Transmission Association, Inc., 4.250%, 06/01/46 (e)	31

		696

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Multi-Utilities — 0.2%
	AGL Capital Corp.,
77	3.250%, 06/15/26	79
200	5.250%, 08/15/19	219
18	5.875%, 03/15/41	22
	Berkshire Hathaway Energy Co.,
160	3.500%, 02/01/25	172
95	4.500%, 02/01/45	107
100	5.750%, 04/01/18	108
	Consolidated Edison Co. of New York, Inc.,
20	3.850%, 06/15/46	21
165	4.500%, 12/01/45	188
100	Series 08-B, 6.750%, 04/01/38	141
135	Consolidated Edison, Inc., 2.000%, 05/15/21	136
	Dominion Resources, Inc.,
195	3.900%, 10/01/25	209
85	4.700%, 12/01/44	92
80	SUB, 4.104%, 04/01/21	85
61	DTE Energy Co., Series F, 3.850%, 12/01/23	66
	NiSource Finance Corp.,
150	4.800%, 02/15/44	172
50	5.650%, 02/01/45	63
120	6.125%, 03/01/22	143
215	Puget Sound Energy, Inc., Series A, VAR, 6.974%, 06/01/67	182
50	San Diego Gas & Electric Co., 2.500%, 05/15/26	51
	Sempra Energy,
80	2.400%, 03/15/20	82
144	4.050%, 12/01/23	156
100	9.800%, 02/15/19	120

		2,614

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	265
100	6.593%, 10/15/37	145

		410

	Total Utilities	15,310

	Total Corporate Bonds (Cost $117,856)	123,634

Foreign Government Securities — 0.1%
20	Republic of Peru, (Peru), 5.625%, 11/18/50	25
	Republic of Poland, (Poland),
100	3.250%, 04/06/26	102
50	4.000%, 01/22/24	54

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

200	Republic of Turkey, (Turkey), 5.750%, 03/22/24	222
	United Mexican States, (Mexico),
86	4.000%, 10/02/23	93
143	5.550%, 01/21/45	171

	Total Foreign Government Securities (Cost $597)	667

SHARES
Investment Companies — 20.5% (b)
3,178	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	26,064
1,071	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	22,102
498	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	4,109
9,616	JPMorgan High Yield Fund, Class R6 Shares	68,563
3,990	JPMorgan Intrepid International Fund, Class R6 Shares	71,577
991	JPMorgan Mid Cap Equity Fund, Class R6 Shares	43,031
2,961	JPMorgan Realty Income Fund, Class R6 Shares	43,644

	Total Investment Companies (Cost $265,616)	279,090

PRINCIPAL AMOUNT($)
Mortgage Pass-Through Securities — 1.4%
28	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	31
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
219	4.500%, 05/01/41	241
125	5.500%, 02/01/39	141
160	6.000%, 08/01/36 - 12/01/36	184
2	7.000%, 02/01/26	2
6	7.500%, 05/01/26 - 08/01/27	8
3	8.000%, 04/01/25 - 05/01/25	3
5	8.500%, 07/01/26	5
	Federal National Mortgage Association, 15 Year, Single Family,
6	4.500%, 05/01/19	6
8	5.000%, 10/01/19	8
58	6.000%, 10/01/19 - 01/01/24	62
97	Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	108
	Federal National Mortgage Association, 30 Year, Single Family,
172	6.000%, 12/01/32 - 04/01/35	201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — continued
182		6.500%, 02/01/26 - 10/01/38	211
104		7.000%, 03/01/26 - 11/01/38	120
21		8.000%, 11/01/22 - 06/01/24	23
—	(h)	8.500%, 11/01/18	—	(h)
7		9.000%, 08/01/24	8
		Federal National Mortgage Association, Other,
139		ARM, 0.786%, 01/01/23	139
228		ARM, 0.806%, 05/01/24	228
200		1.735%, 05/01/20	203
400		2.010%, 06/01/20	411
188		2.350%, 05/01/23	195
354		2.395%, 01/01/22	369
338		2.400%, 12/01/22 - 07/01/23	351
235		2.410%, 01/01/23	245
400		2.450%, 11/01/22	417
133		2.490%, 10/01/17	135
250		2.520%, 05/01/23	262
188		2.530%, 03/01/23	197
700		2.590%, 11/01/21	736
1,013		2.680%, 05/01/23 - 05/01/25	1,061
190		2.703%, 04/01/23	200
600		2.810%, 04/01/25	631
232		2.840%, 06/01/22	247
93		2.900%, 06/01/22	99
1,192		3.030%, 12/01/21 - 04/01/30	1,270
144		3.050%, 10/01/20	154
600		3.100%, 09/01/25	645
96		3.110%, 10/01/21	103
386		3.180%, 09/01/30	417
600		3.320%, 05/01/24	656
198		3.370%, 11/01/20	214
700		3.380%, 01/01/18 - 12/01/23	754
293		3.450%, 11/01/23	322
199		3.480%, 12/01/20	215
547		3.500%, 05/01/43 - 06/01/43	583
144		3.590%, 10/01/20	156
500		3.690%, 11/01/23	558
136		3.700%, 12/01/20	148
908		3.741%, 06/01/18	940
384		3.760%, 08/01/23	428
183		3.804%, 05/01/22	200
400		3.860%, 11/01/23	451
482		3.940%, 12/01/25	548
292		4.000%, 07/01/42	316
400		4.040%, 10/01/20	441
479		4.295%, 06/01/21	537
279		4.330%, 04/01/21	310

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

229		4.369%, 02/01/20	251
281		4.640%, 01/01/21	316
169		4.770%, 06/01/19	184
		Government National Mortgage Association II, 30 Year, Single Family,
2		8.000%, 07/20/28	2
19		8.500%, 09/20/25	22
		Government National Mortgage Association, 30 Year, Single Family,
28		6.500%, 01/15/24 - 03/15/28	32
74		7.000%, 04/15/24 - 05/15/26	76
14		7.500%, 06/15/25 - 05/15/26	15
14		8.000%, 04/15/24 - 09/15/27	15
19		8.500%, 06/15/22 - 12/15/22	20
—	(h)	10.000%, 07/15/18	1

		Total Mortgage Pass-Through Securities (Cost $17,853)	18,788

Municipal Bonds — 0.0% (g) (t)
		New York — 0.0% (g)
35		New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	47
150		Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	197

			244

		Ohio — 0.0% (g)
210		American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	310

		Total Municipal Bonds (Cost $395)	554

Preferred Securities — 0.1% (x)
		Financials — 0.1%
		Banks — 0.1%
200		HSBC Holdings plc, (United Kingdom), VAR, 6.875%, 06/01/21	199
		Bank of America Corp.,
125		Series K, VAR, 8.000%, 01/30/18	124
80		Series M, VAR, 8.125%, 05/15/18	80
		Citigroup, Inc.,
55		Series N, VAR, 5.800%, 11/15/19	53
110		Series O, VAR, 5.875%, 03/27/20	106
75		PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	72

			634

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Preferred Securities — continued
	Capital Markets — 0.0% (g)
95	Bank of New York Mellon Corp. (The), Series E, VAR, 4.950%, 06/20/20	95
85	State Street Corp., Series F, VAR, 5.250%, 09/15/20	87
130	Morgan Stanley, Series H, VAR, 5.450%, 07/15/19	125
165	Goldman Sachs Group, Inc. (The), Series L, VAR, 5.700%, 05/10/19	165

		472

	Insurance — 0.0% (g)
135	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	134

	Total Financials	1,240

	Industrials — 0.0% (g)
	Industrial Conglomerates — 0.0% (g)
118	General Electric Co., Series D, VAR, 5.000%, 01/21/21	126

	Total Preferred Securities (Cost $1,355)	1,366

U.S. Government Agency Securities — 0.0% (g)
300	Federal National Mortgage Association, 2.125%, 04/24/26	308
	Tennessee Valley Authority,
74	1.750%, 10/15/18	76
44	4.625%, 09/15/60	55
65	5.250%, 09/15/39	89

	Total U.S. Government Agency Securities (Cost $480)	528

U.S. Treasury Obligations — 2.9%
	U.S. Treasury Bonds,
85	2.500%, 02/15/46	88
2,000	2.750%, 11/15/42	2,202
1,000	4.250%, 05/15/39	1,398
500	5.375%, 02/15/31	742
3,000	U.S. Treasury Coupon STRIPS, 7.416%, 08/15/16 (n)	2,999
1,250	U.S. Treasury Inflation Indexed Notes, 0.250%, 01/15/25	1,282
	U.S. Treasury Notes,
3,397	0.500%, 01/31/17 (k)	3,398
5,000	0.625%, 11/30/17	5,004
4,000	1.000%, 11/30/19	4,027
670	1.250%, 11/15/18	679
4,000	1.625%, 04/30/19	4,103
4,000	1.750%, 02/28/22	4,135
4,000	2.000%, 08/31/21	4,190

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

2,000		3.000%, 02/28/17	2,033
600		3.125%, 10/31/16	606
3,000		3.250%, 03/31/17	3,062

		Total U.S. Treasury Obligations (Cost $38,810)	39,948

NUMBER OF RIGHTS
Right — 0.0% (g)
		Health Care — 0.0% (g)
		Biotechnology — 0.0% (g)
7		Trius Therapeutics, Inc. CVR (a) (Cost $—)	—	(h)

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—))	—

PRINCIPAL AMOUNT($)
Short-Term Investments— 3.4%
		U.S. Treasury Obligations — 0.1%
		U.S. Treasury Bills
120		0.285%, 01/05/17 (n)	120
120		0.361%, 07/07/16 (n)	120
85		0.481%, 03/30/17 (k) (n)	84

		Total U.S. Treasury Obligations	324

SHARES
		Investment Company — 3.3%
45,367		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	45,367

		Total Short-Term Investments (Cost $45,691)	45,691

		Total Investments — 99.8% (Cost $1,214,167)	1,356,671
		Other Assets in Excess of Liabilities — 0.2%	3,222

		NET ASSETS — 100.0%	$1,359,893

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	82.8%
United Kingdom	2.7
Japan	2.5
Switzerland	1.5
France	1.1
China	1.1
Netherlands	1.0
Others (each less than 1.0%)	7.3

*	Percentages indicated are based upon total investments as of June 30, 2016.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	TOPIX Index	09/08/16	JPY	$611	$(10)
142	10 Year Australian Government Bond	09/15/16	AUD	14,424	158
8	E-mini Russell 2000	09/16/16	USD	918	12
141	E-mini S&P 500	09/16/16	USD	14,736	147
162	Euro STOXX 50 Index	09/16/16	EUR	5,149	4
33	FTSE 100 Index	09/16/16	GBP	2,839	26
197	10 Year U.S. Treasury Note	09/21/16	USD	26,198	723
44	U.S. Treasury Long Bond	09/21/16	USD	7,583	414
21	2 Year U.S. Treasury Note	09/30/16	USD	4,606	29
	Short Futures Outstanding
(38)	Euro Bund	09/08/16	EUR	(7,048)	(154)
(84)	TOPIX Index	09/08/16	JPY	(10,270)	614
(53)	S&P/Toronto 60 Index	09/15/16	CAD	(6,694)	(53)
(79)	E-mini Russell 2000	09/16/16	USD	(9,064)	(26)
(17)	10 Year U.S. Treasury Note	09/21/16	USD	(2,261)	(17)
(23)	U.S. Ultra Bond	09/21/16	USD	(4,287)	(282)
(80)	2 Year U.S. Treasury Note	09/30/16	USD	(17,546)	(120)
(21)	5 Year U.S. Treasury Note	09/30/16	USD	(2,565)	(18)

					$1,447

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT JUNE 30, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
243	GBP
2,303	for DKK	State Street Corp.	08/26/16	$344	#	$324	#	$(20)
860	HKD
76	for GBP	Royal Bank of Canada	08/26/16	101	#	111	#	10
3,016	AUD	Goldman Sachs International	08/26/16	2,153		2,245		92
3,088	CHF	Goldman Sachs International	08/26/16	3,128		3,172		44
1,028	EUR	Citibank, N.A.	08/26/16	1,153		1,143		(10)
483	EUR	Goldman Sachs International	08/26/16	544		537		(7)
266	EUR	Societe Generale	08/26/16	299		295		(4)
124	GBP	Citibank, N.A.	08/26/16	181		165		(16)
200	GBP	Goldman Sachs International	08/26/16	284		267		(17)
411	GBP	Royal Bank of Canada	08/26/16	599		547		(52)
2,794	HKD	Royal Bank of Scotland	08/26/16	360		360		— (h)
114,777	JPY	Morgan Stanley	08/26/16	1,090		1,114		24
21,758	JPY	Societe Generale	08/26/16	199		211		12
77,456	JPY	Standard Chartered Bank	08/26/16	717		751		34
6,458	SEK	Deutsche Bank AG	08/26/16	776		765		(11)
1,040	SGD	HSBC Bank, N.A.	08/26/16	751		772		21
				$12,679		$12,779		$100

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,001	DKK	Citibank, N.A.	08/26/16	$149	$150	$(1)
5,057	DKK	HSBC Bank, N.A.	08/26/16	763	756	7
525	EUR	Citibank, N.A.	08/26/16	597	584	13
738	EUR	Standard Chartered Bank	08/26/16	830	821	9
3,450	GBP	Citibank, N.A.	08/26/16	5,035	4,595	440
125	GBP	Royal Bank of Canada	08/26/16	168	167	1
860	HKD	Standard Chartered Bank	08/26/16	111	111	— (h)
168,365	JPY	Deutsche Bank AG	08/26/16	1,541	1,633	(92)
74,077	JPY	Standard Chartered Bank	08/26/16	676	718	(42)
3,601	NOK	Merrill Lynch International	08/26/16	430	430	— (h)
				$10,300	$9,965	$335

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at June 30, 2016 of the currency being sold, and the value at June 30, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2016.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage-Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
CVR	— Contingent Value Rights
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2016. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non-Voting Depository Receipt
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona

SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2016.
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded data, next put date or final maturity date.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rate in effect as of June 30, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN FUNDS	51

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,032,214
Investments in affiliates, at value	324,457

Total investment securities, at value	1,356,671
Cash	2,798
Foreign currency, at value	267
Deposits at broker for futures contracts	407
Receivables:
Investment securities sold	9,629
Fund shares sold	1,140
Interest and dividends from non-affiliates	2,911
Dividends from affiliates	13
Tax reclaims	324
Variation margin on futures contracts	432
Unrealized appreciation on forward foreign currency exchange contracts	707

Total Assets	1,375,299

LIABILITIES:
Payables:
Distributions	873
Investment securities purchased	12,667
Fund shares redeemed	832
Unrealized depreciation on forward foreign currency exchange contracts	272
Accrued liabilities:
Investment advisory fees	286
Administration fees	75
Distribution fees	50
Shareholder servicing fees	104
Custodian and accounting fees	88
Trustees’ and Chief Compliance Officer’s fees	6
Other	153

Total Liabilities	15,406

Net Assets	$1,359,893

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2016

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,242,326
Accumulated undistributed (distributions in excess of) net investment income	1,611
Accumulated net realized gains (losses)	(28,398)
Net unrealized appreciation (depreciation)	144,354

Total Net Assets	$1,359,893

Net Assets:
Class A	$136,865
Class C	34,731
Institutional Class	1,104,613
Select Class	83,684

Total	$1,359,893

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,729
Class C	2,230
Institutional Class	70,216
Select Class	5,310

Net Asset Value (a):
Class A — Redemption price per share	$15.68
Class C — Offering price per share (b)	15.57
Institutional Class — Offering and redemption price per share	15.73
Select Class — Offering and redemption price per share	15.76
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.42

Cost of investments in non-affiliates	$903,184
Cost of investments in affiliates	310,983
Cost of foreign currency	265

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	53

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$11,592
Dividend income from non-affiliates	15,544
Dividend income from affiliates	8,382
Foreign taxes withheld	(452)

Total investment income	35,066

EXPENSES:
Investment advisory fees	7,620
Administration fees	1,136
Distribution fees:
Class A	351
Class C	280
Shareholder servicing fees:
Class A	351
Class C	93
Institutional Class	1,124
Select Class	209
Custodian and accounting fees	625
Interest expense to affiliates	—	(a)
Professional fees	126
Interest expense to non-affiliates	5
Trustees’ and Chief Compliance Officer’s fees	21
Printing and mailing costs	52
Registration and filing fees	63
Transfer agency fees (See Note 2.I.)	93
Sub-transfer agency fees (See Note 2.I.)	199
Other	21

Total expenses	12,369

Less fees waived	(3,967)

Net expenses	8,402

Net investment income (loss)	26,664

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,425	)(b)
Investments in affiliates	(5,828)
Futures	(2,084)
Foreign currency transactions	94

Net realized gain (loss)	(17,243)

Distributions of capital gains received from investment company affiliates	4,256
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(29,797	)(c)
Investments in affiliates	(6,419)
Futures	2,313
Foreign currency translations	404

Change in net unrealized appreciation/depreciation	(33,499)

Net realized/unrealized gains (losses)	(46,486)

Change in net assets resulting from operations	$(19,822)

(a)	Amount rounds to less than $500.
(b)	Net of India capital gains tax of approximately $9,000.
(c)	Net of change in India capital gains tax of approximately $2,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,664	$22,554
Net realized gain (loss)	(17,243)	48,917
Distributions of capital gains received from investment company affiliates	4,256	3,975
Change in net unrealized appreciation/depreciation	(33,499)	(27,239)

Change in net assets resulting from operations	(19,822)	48,207

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,046)	(2,268)
From net realized gains	(3,704)	(7,379)
Class B (a)
From net investment income	—	(14)
From net realized gains	—	(86)
Class C
From net investment income	(356)	(380)
From net realized gains	(1,012)	(1,663)
Institutional Class
From net investment income	(21,972)	(20,379)
From net realized gains	(29,897)	(48,667)
Select Class
From net investment income	(1,426)	(1,456)
From net realized gains	(2,243)	(4,084)

Total distributions to shareholders	(62,656)	(86,376)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,944	214,774

NET ASSETS:
Change in net assets	(30,534)	176,605
Beginning of period	1,390,427	1,213,822

End of period	$1,359,893	$1,390,427

Accumulated undistributed (distributions in excess of) net investment income	$1,611	$(321)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,739	$19,706
Distributions reinvested	5,380	9,118
Cost of shares redeemed	(25,219)	(28,986)
Conversion from Class B Shares	—	1,499

Change in net assets resulting from Class A capital transactions	$(5,100)	$1,337

Class B (a)
Proceeds from shares issued	$—	$52
Distributions reinvested	—	100
Cost of shares redeemed	—	(786)
Conversion to Class A Shares	—	(1,499)

Change in net assets resulting from Class B capital transactions	$—	$(2,133)

Class C
Proceeds from shares issued	$7,967	$13,168
Distributions reinvested	1,250	1,814
Cost of shares redeemed	(10,190)	(5,621)

Change in net assets resulting from Class C capital transactions	$(973)	$9,361

Institutional Class
Proceeds from shares issued	$156,497	$310,536
Distributions reinvested	46,986	64,436
Cost of shares redeemed	(148,180)	(146,143)

Change in net assets resulting from Institutional Class capital transactions	$55,303	$228,829

Select Class
Proceeds from shares issued	$19,053	$16,902
Distributions reinvested	1,808	3,059
Cost of shares redeemed	(18,147)	(42,581)

Change in net assets resulting from Select Class capital transactions	$2,714	$(22,620)

Total change in net assets resulting from capital transactions	$51,944	$214,774

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2016

	Diversified Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	941	1,166
Reinvested	347	559
Redeemed	(1,612)	(1,708)
Conversion from Class B Shares	—	89

Change in Class A Shares	(324)	106

Class B (a)
Issued	—	3
Reinvested	—	6
Redeemed	—	(47)
Conversion to Class A Shares	—	(88)

Change in Class B Shares	—	(126)

Class C
Issued	503	783
Reinvested	81	112
Redeemed	(667)	(335)

Change in Class C Shares	(83)	560

Institutional Class
Issued	9,757	18,377
Reinvested	3,018	3,929
Redeemed	(9,428)	(8,573)

Change in Institutional Class Shares	3,347	13,733

Select Class
Issued	1,203	1,001
Reinvested	116	187
Redeemed	(1,148)	(2,475)

Change in Select Class Shares	171	(1,287)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2016	$16.63	$0.24	$(0.54)	$(0.30)	$(0.23)	$(0.42)	$(0.65)
Year Ended June 30, 2015	17.20	0.23	0.32	0.55	(0.26)	(0.86)	(1.12)
Year Ended June 30, 2014	15.60	0.26	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(0.18)	0.12	(0.32)	— (g)	(0.32)

Class C
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)
Year Ended June 30, 2015	17.11	0.15	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(0.18)	0.05	(0.26)	— (g)	(0.26)

Institutional Class
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)
Year Ended June 30, 2015	17.25	0.32	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(0.18)	0.19	(0.39)	— (g)	(0.39)

Select Class
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)
Year Ended June 30, 2015	17.28	0.27	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(0.17)	0.16	(0.36)	— (g)	(0.36)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (f)

$15.68	(1.70)%	$136,865	1.01%	1.52%	1.31%	57%
16.63	3.40	150,561	1.00	1.37	1.25	49
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66

15.57	(2.22)	34,731	1.52	1.01	1.77	57
16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66

15.73	(1.27)	1,104,613	0.52	2.02	0.81	57
16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66

15.76	(1.45)	83,684	0.76	1.78	1.00	57
16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by affiliated and unaffiliated approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

60	J.P. MORGAN FUNDS	JUNE 30, 2016

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$77,596	$25,581	$2	$103,179
Consumer Staples	33,231	19,918	—	53,149
Energy	30,753	11,382	—	42,135
Financials	92,440	39,009	—	131,449
Health Care	74,504	19,626	—	94,130
Industrials	50,225	19,427	—	69,652
Information Technology	110,400	19,175	—	129,575
Materials	17,363	9,463	—	26,826
Telecommunication Services	9,562	6,236	—	15,798
Utilities	14,851	5,317	—	20,168

Total Common Stocks	510,925	175,134	2	686,061

Preferred Stocks
Consumer Staples	242	1,879	—	2,121
Materials	121	—	—	121

Total Preferred Stocks	363	1,879	—	2,242

Debt Securities
Asset-Backed Securities	—	14,922	37,573	52,495
Collateralized Mortgage Obligations
Agency CMO	—	76,789	—	76,789
Non-Agency CMO	—	17,087	—	17,087

Total Collateralized Mortgage Obligations	—	93,876	—	93,876

JUNE 30, 2016	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Commercial Mortgage-Backed Securities	$—	$10,647	$1,084		$11,731
Corporate Bonds
Consumer Discretionary	—	8,495	—		8,495
Consumer Staples	—	9,936	—		9,936
Energy	—	10,107	—		10,107
Financials	—	45,211	—		45,211
Health Care	—	9,405	—		9,405
Industrials	—	9,755	—		9,755
Information Technology	—	6,590	—		6,590
Materials	—	2,984	—		2,984
Telecommunication Services	—	5,841	—		5,841
Utilities	—	15,310	—		15,310

Total Corporate Bonds	—	123,634	—		123,634

Foreign Government Securities	—	667	—		667
Mortgage Pass-Through Securities	—	18,788	—		18,788
Municipal Bonds	—	554	—		554
Preferred Securities
Financials	—	1,240	—		1,240
Industrials	—	126	—		126

Total Preferred Securities	—	1,366	—		1,366

U.S. Government Agency Securities	—	528	—		528
U.S. Treasury Obligations	—	39,948	—		39,948
Right
Health Care	—	—	—	(a)	— (a)
Warrant
Financials	—	—	—	(b)	— (b)
Short-Term Investments
Investment Company	45,367	—	—		45,367
U.S. Treasury Obligations	—	324	—		324

Total Short-Term Investments	45,367	324	—		45,691

Investment Companies	279,090	—	—		279,090

Total Investments in Securities	$835,745	$482,267	$38,659		$1,356,671

Forward Foreign Currency Exchange Contracts	$—	$707	$—		$707
Futures Contracts	1,483	644	—		2,127

Total Appreciation in Other Financial Instruments	$1,483	$1,351	$—		$2,834

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(272)	$—		$(272)
Futures Contracts	(670)	(10)	—		(680)

Total Depreciation in Other Financial Instruments	$(670)	$(282)	$—		$(952)

(a)	Amount rounds to less than $500.
(b)	Value is zero.

62	J.P. MORGAN FUNDS	JUNE 30, 2016

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of June 30, 2015		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Investments in Securities:
Asset-Backed Securities	$40,519		$14	$(310)	$173		$8,060	$(8,359)	$—	$(2,524)	$37,573
Collateralized Mortgage Obligation — Non-Agency CMO	54		—	1	—	(a)	—	(55)	—	—	—
Commercial Mortgage-Backed Securities	611		—	(29)	(39)		604	(63)	—	—	1,084
Common Stocks — Consumer Discretionary	304		—	2	—		—	—	—	(304)	2
Right — Health Care	—	(a)	—	—	—		—	—	—	—	—	(a)
Warrant — Financials	—	(b)	—	—	—		—	—	—	—	—	(b)

	$41,488		$14	$(336)	$134		$8,664	$(8,477)	$—	$(2,828)	$38,659

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $500.
(b)	Value is zero.

Transfers into, and out of, level 3 are valued utilizing values as of the beginning of the period.

There were no significant transfers among any levels for the year ended June 30, 2016.

The change in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $ (293,000).

Diversified Fund

Quantitative Information about Level 3 Fair Value Measurements #

(amounts in thousands)

	Fair Value at June 30, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (100%)

Right	—	(a)

	—	(b)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Warrant	—	(b)

	37,569		Discounted Cash Flow	Constant Prepayment Rate	0% - 11.00% (4.15%)
				Constant Default Rate	2.00% - 33.00% (5.78%)
				Yield (Discount Rate of Cash Flows)	1.49% - 10.98% (4.23%)

Asset-Backed Securities	37,569

	856		Discounted Cash Flow	Constant Prepayment Rate	0.00 - 90.00% (0.62%)
				Yield (Discount Rate of Cash Flows)	2.63% - 56.10% (25.62%)

Commercial Mortgage-Backed Securities	856

Total	$38,425

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2016, the value of these investments was approximately $234,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Amount rounds to less than $500.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

JUNE 30, 2016	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of June 30, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$29,326
Average Notional Balance Short	29,135
Ending Notional Balance Long	24,253
Ending Notional Balance Short	26,028

Interest Rate
Average Notional Balance Long	61,471
Average Notional Balance Short	46,096
Ending Notional Balance Long	52,811
Ending Notional Balance Short	33,707

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

64	J.P. MORGAN FUNDS	JUNE 30, 2016

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of June 30, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2016 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$12,215
Average Settlement Value Sold	10,532
Ending Settlement Value Purchased	12,679
Ending Settlement Value Sold	10,300

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,324	$—	$1,324
Foreign exchange contracts	Receivables	—	707	707
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	803	—	803

Total		$2,127	$707	$2,834

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(591)	$—	$(591)
Foreign exchange contracts	Payables	—	(272)	(272)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(89)	—	(89)

Total		$(680)	$(272)	$(952)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2016, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$1,064	$—	$1,064
Foreign exchange contracts	—	96	96
Equity contracts	(3,148)	—	(3,148)

Total	$(2,084)	$96	$(1,988)

JUNE 30, 2016	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$1,472	$—	$1,472
Foreign exchange contracts	—	410	410
Equity contracts	841	—	841

Total	$2,313	$410	$2,723

The Fund’s derivatives contracts held at June 30, 2016 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in Underlying Funds which are advised by the Adviser, an indirect, wholly-owned subsidiary of JPMorgan or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016.
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$27,111	$2,918	$4,500	$(587)	$1,418	3,178	$26,064
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	11,290	11,723	—	—	224	1,071	22,102
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,420	1,500	8,800	(2,820)	—	498	4,109
JPMorgan High Yield Fund, Class R6 Shares	55,116	29,397	12,146	(1,499)	4,353	9,616	68,563
JPMorgan Intrepid International Fund, Class R6 Shares	—	87,346	6,622	(740)	1,452	3,990	71,577
JPMorgan Intrepid International Fund, Institutional Class Shares	68,645	—	69,393	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	42,518	4,109	—	1,987	122	991	43,031
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,077	595,777	588,487	—	67	45,367	45,367
JPMorgan Realty Income Fund, Class R6 Shares	—	38,283	4,854	2,086	603	2,961	43,644
JPMorgan Realty Income Fund, Institutional Class Shares	38,589	2,143	35,455	—	143	—	—

	$293,766			$(1,573)	$8,382		$324,457

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

66	J.P. MORGAN FUNDS	JUNE 30, 2016

interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Institutional Class	Select Class	Total
Transfer agent fees	$69	$4	$12	$8	$93
Sub-transfer agent fees	84	20	60	35	199

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$1,068	$(1,068)

The reclassifications for the Fund relate primarily to investments in regulated investment companies.

JUNE 30, 2016	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$17	$—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Institutional Class	Select Class
1.14%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the year ended June 30, 2016 and is in place until at least October 31, 2016.

68	J.P. MORGAN FUNDS	JUNE 30, 2016

For the year ended June 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration		Shareholder Servicing	Total
$1,453	$—	(a)	$643	$2,096

(a)	Amount rounds to less than $500.

In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2016. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory	Administration	Total
$1,252	$557	$1,809

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver and/or reimbursement was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016, was approximately $62,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2016, the Fund incurred approximately $2,000 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$752,937	$695,564	$21,606	$68,398

JUNE 30, 2016	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,231,759	$173,604	$48,692	$124,912

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$31,181	$31,475	$62,656

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$41,329	$45,047	$86,376

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,229	$56	$123,451

The cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals, mark to market of futures contracts, distribution payable and straddle loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2016, the Fund deferred to July 1, 2016 the following net capital losses of (amounts in thousands):

Net Capital Losses
Short-Term	Long-Term
$11,658	$(3,394)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

70	J.P. MORGAN FUNDS	JUNE 30, 2016

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2016, the Fund had one affiliated account which represented 11.2% of the Fund’s net assets.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

8. Subsequent Event

Effective August 16, 2016, the Fund, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	J.P. MORGAN FUNDS	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

72	J.P. MORGAN FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2016	J.P. MORGAN FUNDS	73

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

74	J.P. MORGAN FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014–present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	J.P. MORGAN FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,016.00	$5.01	1.00%
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class C
Actual	1,000.00	1,013.40	7.56	1.51
Hypothetical	1,000.00	1,017.35	7.57	1.51
Institutional Class
Actual	1,000.00	1,018.40	2.56	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Select Class
Actual	1,000.00	1,017.80	3.76	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

76	J.P. MORGAN FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 66.98% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2016.

Qualified Dividend Income (QDI)

The Fund had approximately $23,878,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016.

Long-Term Capital Gain

The Fund distributed approximately $31,475,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016.

JUNE 30, 2016	J.P. MORGAN FUNDS	77

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-DIV-616

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2016

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.9% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a positive return for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices. For the twelve months ended June 30, 2016, the S&P 500 returned 3.99% and the Russell 1000 Index returned 2.93%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(3.94)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$8,221,578

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Benchmark for the twelve months ended June 30, 2016. The Fund’s security selection in the industrial cyclical sector and pharmaceutical/medical technology sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Biogen Inc., Dish Network Corp. and Valeant Pharmaceuticals International Inc. Shares of Biogen, a drug maker, declined on investor concerns about both changes in management and the company’s weak pipeline of new drug candidates. Shares of Dish Network, a satellite television network operator not held in the Benchmark, fell on weakness in subscriptions and consumer trends toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices.

Leading individual contributors to relative performance included the Fund’s underweight position in Walt Disney Co. and its overweight positions in Bristol-Myers Squibb Co. and Yum Brands Inc. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Bristol-Myers, a drug maker, rose on revenue growth and strong demand for its cancer immunotherapy drug, Opdivo. Shares of Yum Brands, an owner and franchiser of fast food restaurants, rose after the company unveiled plans to spin off its China unit and raised its full-year 2016 earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Apple, Inc.	2.8
3.	Alphabet, Inc., Class A	2.6
4.	PepsiCo, Inc.	2.0
5.	Facebook, Inc., Class A	1.7
6.	Bristol-Myers Squibb Co.	1.6
7.	Pfizer, Inc.	1.6
8.	Amazon.com, Inc.	1.5
9.	Lowe’s Cos., Inc.	1.5
10.	AT&T, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Health Care	15.0
Financials	14.7
Consumer Discretionary	12.5
Consumer Staples	9.6
Industrials	9.4
Energy	7.2
Utilities	3.5
Materials	3.0
Telecommunication Services	2.3
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(9.33)%	9.81%	6.56%
Without Sales Charge		(4.30)	11.00	7.14
CLASS R6 SHARES	March 24, 2003	(3.83)	11.57	7.69
INSTITUTIONAL CLASS SHARES	January 3, 1997	(3.94)	11.45	7.58
SELECT CLASS SHARES	September 10, 2001	(4.08)	11.28	7.41

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.54)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands)	$329,407

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the health care sector and its security selection in the financial services sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Gilead Sciences Inc. and Charles Schwab Corp. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Charles Schwab, a financial services company, fell along with other financial sector companies on investor concerns about the impact of the U.K.’s “Brexit” vote.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc. and Facebook Inc. and its underweight position in Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	6.6%
2.	Amazon.com, Inc.	6.5
3.	Alphabet, Inc., Class A	6.1
4.	MasterCard, Inc., Class A	5.0
5.	Home Depot, Inc. (The)	4.8
6.	Ulta Salon Cosmetics & Fragrance, Inc.	4.0
7.	Gilead Sciences, Inc.	3.8
8.	Broadcom Ltd., (Singapore)	3.4
9.	Charles Schwab Corp. (The)	3.3
10.	ARM Holdings plc, (United Kingdom), ADR	3.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.9%
Consumer Discretionary	25.9
Health Care	14.1
Financials	9.0
Industrials	7.1
Materials	3.0
Energy	2.2
Consumer Staples	1.2
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge*		(8.80)%	8.67%	5.36%
Without Sales Charge		(3.77)	9.86	6.02
CLASS C SHARES	November 30, 2007
With CDSC**		(5.24)	9.31	5.49
Without CDSC		(4.24)	9.31	5.49
CLASS R5 SHARES	November 30, 2007	(3.33)	10.36	6.50
SELECT CLASS SHARES	November 30, 2007	(3.54)	10.14	6.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.37)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$139,489

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care sector and its security selection and overweight position in the financial services sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Regeneron Inc. and Kohl’s Corp. Shares of Gilead Sciences, a pharmaceuticals company, fell amid increased price competition for its leading products. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Facebook Inc. and Alphabet Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Facebook, a provider of social media, rose on continued growth in advertising revenue. Shares of Alphabet, parent company of Google, rose on continued strength in advertising and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	5.8%
2.	Facebook, Inc., Class A	5.7
3.	MasterCard, Inc., Class A	4.8
4.	Alphabet, Inc., Class C	4.7
5.	Loews Corp.	4.6
6.	American International Group, Inc.	4.6
7.	Gilead Sciences, Inc.	3.8
8.	Wells Fargo & Co.	3.7
9.	Capital One Financial Corp.	3.7
10.	Priceline Group, Inc. (The)	3.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.0%
Financials	22.0
Consumer Discretionary	21.8
Health Care	14.0
Energy	5.6
Industrials	5.4
Materials	4.4
Short-Term Investment	4.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		(6.76)%	7.42%	9.83%
Without Sales Charge		(1.60)	9.36	11.03
CLASS C SHARES	July 29, 2011
With CDSC**		(3.10)	8.83	10.48
Without CDSC		(2.10)	8.83	10.48
SELECT CLASS SHARES	July 29, 2011	(1.37)	9.64	11.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 06/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Multi-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.75%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$12,066,321

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the consumer staples sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its overweight position in the consumer discretionary sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in Altria Group Inc., Airgas Inc. and Home Depot Inc. Shares of Altria, a tobacco company, rose on continued growth in electronic cigarette sales. Shares of Airgas, a provider of industrial gases, rose on news of a takeover offer by Air Liquide SA. Shares of Home Depot, a home improvement retailer, rose on continued revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight position in Apple Inc. and Tiffany & Co. and its underweight position in General Electric Co. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Tiffany, a luxury jeweler, fell after reporting a sharp drop in sales. Shares of General Electric, an industrial manufacturer not held by the Fund, rose on overall strength in the industrials sector stocks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Exxon Mobil Corp.	2.9
3.	Johnson & Johnson	2.7
4.	Altria Group, Inc.	2.3
5.	Pfizer, Inc.	2.1
6.	Occidental Petroleum Corp.	2.1
7.	Chevron Corp.	2.0
8.	Travelers Cos., Inc. (The)	2.0
9.	BlackRock, Inc.	1.9
10.	Merck & Co., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	12.0
Consumer Staples	9.4
Energy	9.4
Information Technology	9.3
Industrials	9.1
Consumer Discretionary	8.4
Utilities	5.5
Materials	3.4
Telecommunication Services	1.7
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(1.01)%	10.44%	7.15%
Without Sales Charge		4.45	11.64	7.73
CLASS C SHARES	November 4, 1997
With CDSC**		3.01	11.09	7.18
Without CDSC		4.01	11.09	7.18
CLASS R2 SHARES	February 28, 2011	4.20	11.37	7.53
CLASS R5 SHARES	February 28, 2011	4.96	12.15	8.14
CLASS R6 SHARES	January 31, 2012	4.98	12.19	8.16
SELECT CLASS SHARES	July 2, 1987	4.75	11.92	8.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.04%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$487,820

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer staples and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc. and Invesco Ltd. and its underweight position in AT&T Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue. Shares of Invesco, an investment management company, fell on investor concerns about the impact of the U.K.’s “Brexit” vote. Shares of AT&T, a telecommunications provider not held by the Fund, rose amid investor demand for stocks with relatively high dividends and on news of and end to a strike by the Communications Workers of America.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molson Coors Brewing Co., Verizon Communications Inc. and Altria Group Inc. Shares of Molson Coors, a brewing company, rose on investor expectations that it would acquire control of valuable joint venture MillerCoors following the proposed acquisition of SABMiller by Anheuser Bush InBev. Shares of Verizon, a telecommunications provider, rose after earnings were hurt less than expected by a union strike. Shares of Altria, a tobacco company, rose on continued growth in electronic cigarette sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	2.8%
2.	Exxon Mobil Corp.	2.7
3.	Bank of America Corp.	2.7
4.	Wells Fargo & Co.	2.5
5.	Chevron Corp.	2.5
6.	Occidental Petroleum Corp.	2.1
7.	General Electric Co.	2.1
8.	Berkshire Hathaway, Inc., Class B	2.1
9.	Apple, Inc.	2.1
10.	Bristol-Myers Squibb Co.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.9%
Health Care	12.8
Information Technology	11.8
Energy	10.7
Industrials	9.6
Consumer Discretionary	8.9
Consumer Staples	6.7
Utilities	5.5
Telecommunication Services	2.6
Materials	0.9
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		(4.26)%	10.56%	5.80%
Without Sales Charge		1.04	11.76	6.38
CLASS C SHARES	January 2, 1998
With CDSC**		(0.46)	11.20	5.84
Without CDSC		0.54	11.20	5.84
CLASS R2 SHARES	November 2, 2015	0.86	11.72	6.36
CLASS R5 SHARES	November 2, 2015	1.41	12.07	6.68
CLASS R6 SHARES	November 2, 2015	1.46	12.08	6.69
SELECT CLASS SHARES	January 25, 1996	1.28	12.04	6.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.01%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$240,203

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016.

The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund provided a downside buffer throughout the particularly volatile market environment, exhibiting markedly less volatility than the Benchmark while capturing 57% of the market rebound from its trough in the first quarter of 2016.

The Fund’s security selection in the pharmaceutical/medical technology and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Time Warner Inc. and 21st Century Fox Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of Time Warner and 21st Century Fox, both media and entertainment companies, fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers.

Leading individual contributors to relative performance included the Fund’s underweight positions in Walt Disney Co. and its overweight positions in Accenture PLC and Chubb Ltd. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Accenture, a technology consulting and outsourcing company, rose after the company reported revenue growth and increased demand. Shares of Chubb, a property insurer, rose after the company reported better than expected quarterly results and increased its quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	2.9%
2.	Microsoft Corp.	2.9
3.	Wells Fargo & Co.	1.8
4.	Facebook, Inc., Class A	1.7
5.	Exxon Mobil Corp.	1.7
6.	Amazon.com, Inc.	1.6
7.	Pfizer, Inc.	1.6
8.	PepsiCo, Inc.	1.5
9.	Bristol-Myers Squibb Co.	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.7%
Financials	15.2
Health Care	15.1
Consumer Discretionary	13.2
Consumer Staples	9.7
Industrials	9.6
Energy	7.3
Utilities	3.5
Materials	2.8
Telecommunication Services	1.9
Put Option	1.5
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		(5.47)%	2.20%
Without Sales Charge		(0.25)	4.39
CLASS C SHARES	December 13, 2013
With CDSC**		(1.76)	3.85
Without CDSC		(0.76)	3.85
CLASS R5 SHARES	December 13, 2013	0.19	4.85
CLASS R6 SHARES	December 13, 2013	0.25	4.90
SELECT CLASS SHARES	December 13, 2013	0.01	4.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 06/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(6.29)%
Russell 1000 Growth Index	3.02%

Net Assets as of 6/30/2016 (In Thousands	$13,704,136

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight position in the health care sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Ltd., Regeneron Inc. and Vertex Pharmaceuticals Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of Regeneron, a drug maker, fell amid investor concerns about industry wide drug-pricing practices. Shares of Vertex Pharmaceuticals, a drug maker, fell after the company posted lower than expected earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Facebook Inc. and Amazon.com Inc. and its underweight position in Apple Inc. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Amazon.com, an online retailer, rose on continued expansion of its business. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.8%
2.	Amazon.com, Inc.	5.0
3.	Home Depot, Inc. (The)	5.0
4.	Facebook, Inc., Class A	4.8
5.	Visa, Inc., Class A	3.8
6.	Comcast Corp., Class A	3.2
7.	MasterCard, Inc., Class A	3.1
8.	Apple, Inc.	2.3
9.	Honeywell International, Inc.	2.3
10.	Reynolds American, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	38.0%
Consumer Discretionary	21.6
Health Care	14.3
Consumer Staples	8.2
Industrials	7.6
Materials	5.7
Financials	2.4
Energy	0.4
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		(11.36)%	8.30%	7.62%
Without Sales Charge		(6.45)	9.48	8.21
CLASS C SHARES	November 4, 1997
With CDSC**		(7.90)	8.94	7.65
Without CDSC		(6.90)	8.94	7.65
CLASS R2 SHARES	November 3, 2008	(6.69)	9.21	7.94
CLASS R5 SHARES	April 14, 2009	(6.10)	9.89	8.58
CLASS R6 SHARES	November 30, 2010	(6.00)	9.97	8.62
SELECT CLASS SHARES	February 28, 1992	(6.29)	9.67	8.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.34)%
Russell 1000 Value Index	2.86%

Net Assets as of 6/30/2016 (In Thousands)	$709,946

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and overweight positions in both the automotive and transportation sector and the banks and brokerages sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight position in the energy sector and its security selection in the utilities sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in MetLife Inc. and Harman International Industries Inc. and its underweight position in Toll Brothers Inc. Shares of MetLife, a life insurer, fell as continued low interest rates hurt its ability to earn a return on invested assets. Shares of Harman International, an automotive technology maker, fell after reporting lower than expected quarterly earnings and revenue. Shares of Toll Brothers, a home builder, rose on better than expected revenue on growth in U.S. home sales.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Chubb Ltd. and Aetna Inc. and its underweight position in Kinder Morgan Inc. Shares of Chubb, a property insurer, rose after the company reported better than expected earnings and increased its quarterly dividend. Shares of Aetna, a health insurer, rose on news of a potential merger with Humana Inc. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Citigroup, Inc.	4.2%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.8
4.	Aetna, Inc.	3.6
5.	General Motors Co.	3.3
6.	Carnival Corp.	3.2
7.	Delphi Automotive plc, (United Kingdom)	2.6
8.	Royal Caribbean Cruises Ltd.	2.5
9.	Bank of America Corp.	2.4
10.	Chevron Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.3%
Consumer Discretionary	22.0
Health Care	13.8
Energy	9.4
Information Technology	8.9
Industrials	4.8
Consumer Staples	2.9
Materials	2.4
Telecommunication Services	2.0
Utilities	1.0
Short-Term Investment	6.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
With Sales Charge*		(7.62)%	9.06%	5.04%
Without Sales Charge		(2.51)	10.23	5.61
CLASS C SHARES	March 22, 1999
With CDSC**		(3.98)	9.69	5.07
Without CDSC		(2.98)	9.69	5.07
CLASS R2 SHARES	November 3, 2008	(2.78)	9.96	5.32
CLASS R5 SHARES	May 15, 2006	(2.15)	10.65	6.03
CLASS R6 SHARES	November 30, 2010	(2.06)	10.69	6.05
SELECT CLASS SHARES	March 1, 1991	(2.34)	10.42	5.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(0.83)%
S&P 500 Index	3.99%

Net Assets as of 6/30/2016 (In Thousands)	$12,382,487

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the pharmaceutical and medical technology sector and its security selection and overweight position in the banks and brokers sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the semiconductors and hardware sector and the software and services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc. and 21st Century Fox Inc., and its underweight position in Johnson & Johnson. Shares of Valeant Pharmaceuticals, a drug maker, fell amid continuing investor concerns about its revenue accounting practices. Shares of 21st Century Fox, a media and entertainment company, fell amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Johnson & Johnson, a maker of consumer health products, rose on analysts’ expectations for continued revenue growth and profit margin expansion.

Leading individual contributors to relative performance included the Fund’s overweight positions in Broadcom Ltd., Chubb Ltd. and Lowe’s Cos. Shares of Broadcom, a semiconductor manufacturer, rose on better than expected earnings growth. Shares of Chubb, a property insurer, rose after the company reported better than expected quarterly results and increased its quarterly dividend. Shares of Lowe’s, a home improvement retail chain, rose on better than expected sales and an increase in the company’s quarterly dividend.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the twelve months ended June 30, 2016 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Wells Fargo & Co.	2.5
3.	Lowe’s Cos., Inc.	2.2
4.	Apple, Inc.	2.1
5.	Amazon.com, Inc.	2.0
6.	Broadcom Ltd., (Singapore)	2.0
7.	Chubb Ltd., (Switzerland)	2.0
8.	Alphabet, Inc., Class C	1.9
9.	Pfizer, Inc.	1.9
10.	UnitedHealth Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.8%
Consumer Discretionary	15.8
Financials	15.5
Health Care	15.2
Industrials	9.6
Energy	7.3
Consumer Staples	7.0
Materials	3.0
Utilities	2.7
Telecommunication Services	2.0
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		(6.36)%	10.05%	7.56%
Without Sales Charge		(1.15)	11.24	8.15
CLASS C SHARES	September 10, 2001
With CDSC**		(2.66)	10.69	7.60
Without CDSC		(1.66)	10.69	7.60
CLASS R2 SHARES	November 3, 2008	(1.47)	10.95	7.94
CLASS R5 SHARES	May 15, 2006	(0.84)	11.64	8.59
CLASS R6 SHARES	November 30, 2010	(0.78)	11.73	8.63
INSTITUTIONAL CLASS SHARES	September 17, 1993	(0.83)	11.62	8.54
SELECT CLASS SHARES	September 10, 2001	(1.00)	11.45	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 12.6%
	Auto Components — 0.2%
98	Delphi Automotive plc, (United Kingdom)	6,122
64	Johnson Controls, Inc.	2,815
106	Magna International, Inc., (Canada)	3,704

		12,641

	Automobiles — 0.5%
1,213	Ford Motor Co.	15,249
964	General Motors Co.	27,275

		42,524

	Hotels, Restaurants & Leisure — 1.8%
191	Carnival Corp.	8,424
675	Royal Caribbean Cruises Ltd.	45,293
812	Starbucks Corp.	46,376
534	Yum! Brands, Inc.	44,254

		144,347

	Household Durables — 0.3%
261	D.R. Horton, Inc.	8,219
189	Harman International Industries, Inc.	13,567
198	PulteGroup, Inc.	3,865
60	Toll Brothers, Inc. (a)	1,620

		27,271

	Internet & Catalog Retail — 1.6%
178	Amazon.com, Inc. (a)	127,166

	Media — 3.8%
178	Charter Communications, Inc., Class A (a)	40,721
870	Comcast Corp., Class A	56,728
706	DISH Network Corp., Class A (a)	37,010
3,924	Sirius XM Holdings, Inc. (a)	15,500
1,027	Time Warner, Inc.	75,518
3,345	Twenty-First Century Fox, Inc., Class A	90,493

		315,970

	Multiline Retail — 0.5%
361	Dollar General Corp.	33,896
111	Target Corp.	7,750

		41,646

	Specialty Retail — 3.7%
1,104	Best Buy Co., Inc.	33,779
439	Home Depot, Inc. (The)	56,018
1,545	Lowe’s Cos., Inc.	122,326
175	O’Reilly Automotive, Inc. (a)	47,497
609	TJX Cos., Inc. (The)	47,056

		306,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
236	V.F. Corp.	14,487

	Total Consumer Discretionary	1,032,728

	Consumer Staples — 9.7%
	Beverages — 4.2%
736	Coca-Cola Co. (The)	33,372
388	Constellation Brands, Inc., Class A	64,175
855	Molson Coors Brewing Co., Class B	86,436
1,531	PepsiCo, Inc.	162,141

		346,124

	Food & Staples Retailing — 1.6%
296	Costco Wholesale Corp.	46,453
1,623	Kroger Co. (The)	59,725
316	Walgreens Boots Alliance, Inc.	26,288

		132,466

	Food Products — 1.0%
168	Hershey Co. (The)	19,066
1,391	Mondelez International, Inc., Class A	63,309

		82,375

	Household Products — 1.8%
604	Kimberly-Clark Corp.	83,066
728	Procter & Gamble Co. (The)	61,614

		144,680

	Tobacco — 1.1%
323	Altria Group, Inc.	22,260
693	Philip Morris International, Inc.	70,482

		92,742

	Total Consumer Staples	798,387

	Energy — 7.3%
	Energy Equipment & Services — 0.5%
512	Halliburton Co.	23,197
263	Schlumberger Ltd.	20,814

		44,011

	Oil, Gas & Consumable Fuels — 6.8%
516	Cabot Oil & Gas Corp.	13,287
949	Chevron Corp.	99,442
67	Concho Resources, Inc. (a)	8,003
320	ConocoPhillips	13,952
366	Diamondback Energy, Inc.	33,401
518	EOG Resources, Inc.	43,228
529	EQT Corp.	40,976
1,176	Exxon Mobil Corp.	110,201
173	Kinder Morgan, Inc.	3,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
211	Marathon Petroleum Corp.	7,994
977	Occidental Petroleum Corp.	73,837
352	Pioneer Natural Resources Co.	53,211
430	Plains GP Holdings LP, Class A	4,486
40	Tesoro Corp.	2,959
330	TransCanada Corp., (Canada)	14,927
635	Valero Energy Corp.	32,406

		555,547

	Total Energy	599,558

	Financials — 14.8%
	Banks — 4.4%
6,783	Bank of America Corp.	90,009
2,342	Citigroup, Inc.	99,282
1,124	Citizens Financial Group, Inc.	22,459
1,371	KeyCorp	15,148
392	Regions Financial Corp.	3,332
2,341	Wells Fargo & Co.	110,800
934	Zions Bancorporation	23,469

		364,499

	Capital Markets — 2.9%
51	Ameriprise Financial, Inc.	4,618
487	Bank of New York Mellon Corp. (The)	18,936
135	BlackRock, Inc.	46,070
1,439	Charles Schwab Corp. (The)	36,429
186	Goldman Sachs Group, Inc. (The)	27,606
509	Invesco Ltd.	12,987
2,492	Morgan Stanley	64,732
241	State Street Corp.	13,016
381	TD Ameritrade Holding Corp.	10,849

		235,243

	Consumer Finance — 0.9%
443	Ally Financial, Inc. (a)	7,563
27	American Express Co.	1,634
393	Capital One Financial Corp.	24,985
355	Discover Financial Services	19,014
798	Synchrony Financial (a)	20,166

		73,362

	Diversified Financial Services — 1.7%
650	Berkshire Hathaway, Inc., Class B (a)	94,056
137	Intercontinental Exchange, Inc.	35,041
15	S&P Global, Inc.	1,620
496	Voya Financial, Inc.	12,273

		142,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.4%
540	American International Group, Inc.	28,539
804	Arthur J. Gallagher & Co.	38,275
380	Chubb Ltd., (Switzerland)	49,696
52	Everest Re Group Ltd., (Bermuda)	9,481
1,720	MetLife, Inc.	68,496
48	Prudential Financial, Inc.	3,431
96	XL Group plc, (Ireland)	3,208

		201,126

	Real Estate Investment Trusts (REITs) — 2.5%
35	American Tower Corp.	4,022
37	Apartment Investment & Management Co., Class A	1,630
370	AvalonBay Communities, Inc.	66,744
32	Boston Properties, Inc.	4,168
237	DiamondRock Hospitality Co.	2,137
42	Equinix, Inc.	16,285
18	Essex Property Trust, Inc.	4,060
92	HCP, Inc.	3,259
728	Kimco Realty Corp.	22,857
41	Liberty Property Trust	1,632
19	Macerich Co. (The)	1,631
158	Prologis, Inc.	7,758
16	Public Storage	4,038
165	Simon Property Group, Inc.	35,723
97	SL Green Realty Corp.	10,338
522	STORE Capital Corp.	15,364

		201,646

	Total Financials	1,218,866

	Health Care — 15.2%
	Biotechnology — 3.2%
153	Alexion Pharmaceuticals, Inc. (a)	17,818
218	Biogen, Inc. (a)	52,813
743	Celgene Corp. (a)	73,243
1,154	Gilead Sciences, Inc.	96,283
228	Vertex Pharmaceuticals, Inc. (a)	19,570

		259,727

	Health Care Equipment & Supplies — 1.4%
1,250	Abbott Laboratories	49,145
1,998	Boston Scientific Corp. (a)	46,686
135	Stryker Corp.	16,213

		112,044

	Health Care Providers & Services — 3.5%
638	Aetna, Inc.	77,907
114	Anthem, Inc.	15,012

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
145	Cigna Corp.	18,558
176	Humana, Inc.	31,677
374	McKesson Corp.	69,826
526	UnitedHealth Group, Inc.	74,243

		287,223

	Life Sciences Tools & Services — 0.5%
109	Agilent Technologies, Inc.	4,822
121	Illumina, Inc. (a)	16,944
158	Thermo Fisher Scientific, Inc.	23,287

		45,053

	Pharmaceuticals — 6.6%
131	AbbVie, Inc.	8,098
237	Allergan plc (a)	54,699
1,775	Bristol-Myers Squibb Co.	130,544
1,239	Eli Lilly & Co.	97,587
709	Johnson & Johnson	86,026
513	Merck & Co., Inc.	29,560
162	Mylan N.V. (a)	6,987
3,665	Pfizer, Inc.	129,034

		542,535

	Total Health Care	1,246,582

	Industrials — 9.5%
	Aerospace & Defense — 3.1%
189	General Dynamics Corp.	26,344
987	Honeywell International, Inc.	114,773
163	L-3 Communications Holdings, Inc.	23,940
100	Northrop Grumman Corp.	22,206
164	Textron, Inc.	5,977
581	United Technologies Corp.	59,551

		252,791

	Air Freight & Logistics — 0.0% (g)
37	United Parcel Service, Inc., Class B	3,975

	Airlines — 0.7%
895	Delta Air Lines, Inc.	32,612
650	United Continental Holdings, Inc. (a)	26,676

		59,288

	Building Products — 0.7%
448	Allegion plc, (Ireland)	31,084
59	Lennox International, Inc.	8,342
464	Masco Corp.	14,347

		53,773

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.1%
150	Fluor Corp.	7,407

	Electrical Equipment — 0.6%
826	Eaton Corp. plc	49,307

	Industrial Conglomerates — 1.1%
355	Danaher Corp.	35,865
1,636	General Electric Co.	51,486

		87,351

	Machinery — 2.2%
140	Cummins, Inc.	15,685
39	Ingersoll-Rand plc	2,471
715	PACCAR, Inc.	37,108
245	Snap-on, Inc.	38,634
811	Stanley Black & Decker, Inc.	90,211

		184,109

	Road & Rail — 1.0%
123	Canadian Pacific Railway Ltd., (Canada)	15,828
781	Union Pacific Corp.	68,116

		83,944

	Total Industrials	781,945

	Information Technology — 20.8%
	Communications Equipment — 0.4%
1,085	Cisco Systems, Inc.	31,137

	Electronic Equipment, Instruments & Components — 1.1%
1,483	TE Connectivity Ltd., (Switzerland)	84,700

	Internet Software & Services — 4.8%
308	Alphabet, Inc., Class A (a)	216,546
53	Alphabet, Inc., Class C (a)	36,612
1,243	Facebook, Inc., Class A (a)	142,039

		395,197

	IT Services — 3.8%
978	Accenture plc, (Ireland), Class A	110,809
406	Cognizant Technology Solutions Corp., Class A (a)	23,217
770	Fidelity National Information Services, Inc.	56,748
34	Global Payments, Inc.	2,420
84	MasterCard, Inc., Class A	7,432
206	PayPal Holdings, Inc. (a)	7,528
508	Vantiv, Inc., Class A (a)	28,724
1,038	Visa, Inc., Class A	77,011

		313,889

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 3.4%
640	Broadcom Ltd., (Singapore)	99,456
1,021	Lam Research Corp.	85,792
303	NXP Semiconductors N.V., (Netherlands) (a)	23,706
24	Skyworks Solutions, Inc.	1,493
1,122	Texas Instruments, Inc.	70,306

		280,753

	Software — 3.9%
709	Adobe Systems, Inc. (a)	67,906
4,958	Microsoft Corp.	253,705

		321,611

	Technology Hardware, Storage & Peripherals — 3.4%
2,463	Apple, Inc.	235,482
1,755	HP, Inc.	22,025
468	Western Digital Corp.	22,123

		279,630

	Total Information Technology	1,706,917

	Materials — 3.0%
	Chemicals — 2.2%
752	Dow Chemical Co. (The)	37,367
884	E.I. du Pont de Nemours & Co.	57,264
876	Eastman Chemical Co.	59,487
947	Mosaic Co. (The)	24,779

		178,897

	Containers & Packaging — 0.8%
726	Crown Holdings, Inc. (a)	36,797
512	Sealed Air Corp.	23,532
188	WestRock Co.	7,323

		67,652

	Total Materials	246,549

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 2.1%
2,810	AT&T, Inc.	121,437
920	Verizon Communications, Inc.	51,384

		172,821

	Wireless Telecommunication Services — 0.2%
491	T-Mobile US, Inc. (a)	21,259

	Total Telecommunication Services	194,080

	Utilities — 3.5%
	Electric Utilities — 2.4%
396	Edison International	30,742
52	Entergy Corp.	4,214

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
181	Exelon Corp.	6,581
602	NextEra Energy, Inc.	78,501
26	PG&E Corp.	1,636
1,648	Xcel Energy, Inc.	73,811

		195,485

	Gas Utilities — 0.1%
201	UGI Corp.	9,113

	Multi-Utilities — 1.0%
1,001	CMS Energy Corp.	45,911
580	Public Service Enterprise Group, Inc.	27,043
110	Sempra Energy	12,542

		85,496

	Total Utilities	290,094

	Total Common Stocks (Cost $7,348,784)	8,115,706

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.2%
	U.S. Treasury Obligation — 0.1%
8,046	U.S. Treasury Bill, 0.484%, 03/30/17 (k) (n)	8,022

SHARES
	Investment Company — 2.1%
174,657	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	174,657

	Total Short-Term Investments (Cost $182,674)	182,679

	Total Investments — 100.9% (Cost $7,531,458)	8,298,385
	Liabilities in Excess of Other Assets — (0.9)%	(76,807)

	NET ASSETS — 100.0%	$8,221,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
981	E-mini S&P 500	09/16/16	USD	$102,524	$1,452

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 25.9%
	Hotels, Restaurants & Leisure — 4.8%
155	Las Vegas Sands Corp.	6,743
158	Starbucks Corp.	9,017

		15,760

	Internet & Catalog Retail — 10.8%
30	Amazon.com, Inc. (a)	21,354
60	Netflix, Inc. (a)	5,445
7	Priceline Group, Inc. (The) (a)	8,789

		35,588

	Specialty Retail — 10.3%
123	Home Depot, Inc. (The)	15,728
94	Ross Stores, Inc.	5,322
54	Ulta Salon Cosmetics & Fragrance, Inc. (a)	13,041

		34,091

	Total Consumer Discretionary	85,439

	Consumer Staples — 1.2%
	Food & Staples Retailing — 1.2%
41	CVS Health Corp.	3,935

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
49	Pioneer Natural Resources Co.	7,345

	Financials — 9.1%
	Capital Markets — 3.3%
429	Charles Schwab Corp. (The)	10,847

	Diversified Financial Services — 2.5%
32	Intercontinental Exchange, Inc.	8,210

	Real Estate Investment Trusts (REITs) — 3.3%
28	Equinix, Inc.	10,769

	Total Financials	29,826

	Health Care — 14.1%
	Biotechnology — 11.0%
58	BioMarin Pharmaceutical, Inc. (a)	4,528
151	Gilead Sciences, Inc.	12,630
28	Regeneron Pharmaceuticals, Inc. (a)	9,944
107	Vertex Pharmaceuticals, Inc. (a)	9,170

		36,272

	Life Sciences Tools & Services — 3.1%
73	Illumina, Inc. (a)	10,195

	Total Health Care	46,467

	Industrials — 7.1%
	Aerospace & Defense — 2.5%
31	TransDigm Group, Inc. (a)	8,230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 2.2%
30	Acuity Brands, Inc.	7,339

	Road & Rail — 2.4%
86	Kansas City Southern	7,703

	Total Industrials	23,272

	Information Technology — 33.9%
	Internet Software & Services — 12.7%
29	Alphabet, Inc., Class A (a)	20,163
191	Facebook, Inc., Class A (a)	21,779

		41,942

	IT Services — 7.8%
189	MasterCard, Inc., Class A	16,668
245	PayPal Holdings, Inc. (a)	8,960

		25,628

	Semiconductors & Semiconductor Equipment — 6.6%
237	ARM Holdings plc, (United Kingdom), ADR	10,794
72	Broadcom Ltd., (Singapore)	11,142

		21,936

	Software — 6.8%
88	Adobe Systems, Inc. (a)	8,458
97	salesforce.com, Inc. (a)	7,693
92	ServiceNow, Inc. (a)	6,134

		22,285

	Total Information Technology	111,791

	Materials — 3.0%
	Chemicals — 3.0%
69	Air Products & Chemicals, Inc.	9,790

	Total Common Stocks (Cost $248,147)	317,865

Short-Term Investment — 3.6%
	Investment Company — 3.6%
11,878	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $11,878)	11,878

	Total Investments — 100.1% (Cost $260,025)	329,743
	Liabilities in Excess of Other Assets — (0.1)%	(336)

	NET ASSETS — 100.0%	$329,407

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 22.1%
	Distributors — 2.2%
30	Genuine Parts Co.	3,063

	Hotels, Restaurants & Leisure — 0.5%
12	Starbucks Corp.	704

	Internet & Catalog Retail — 9.2%
11	Amazon.com, Inc. (a)	8,165
4	Priceline Group, Inc. (The) (a)	4,700

		12,865

	Media — 2.4%
64	DISH Network Corp., Class A (a)	3,343

	Multiline Retail — 2.2%
79	Kohl’s Corp.	2,995

	Specialty Retail — 5.6%
75	Best Buy Co., Inc.	2,292
69	Gap, Inc. (The)	1,466
17	Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,098

		7,856

	Total Consumer Discretionary	30,826

	Energy — 5.7%
	Oil, Gas & Consumable Fuels — 5.7%
155	Kinder Morgan, Inc.	2,893
55	Marathon Petroleum Corp.	2,071
20	Pioneer Natural Resources Co.	3,011

	Total Energy	7,975

	Financials — 22.3%
	Banks — 3.8%
111	Wells Fargo & Co.	5,234

	Capital Markets — 1.7%
33	T. Rowe Price Group, Inc.	2,432

	Consumer Finance — 5.1%
114	Ally Financial, Inc. (a)	1,937
81	Capital One Financial Corp.	5,158

		7,095

	Insurance — 9.3%
122	American International Group, Inc.	6,434
160	Loews Corp.	6,567

		13,001

	Real Estate Investment Trusts (REITs) — 2.4%
129	Rayonier, Inc.	3,382

	Total Financials	31,144

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 14.1%
	Biotechnology — 9.5%
64	Gilead Sciences, Inc.	5,363
11	Regeneron Pharmaceuticals, Inc. (a)	3,915
46	Vertex Pharmaceuticals, Inc. (a)	3,922

		13,200

	Health Care Providers & Services — 2.5%
25	UnitedHealth Group, Inc.	3,517

	Life Sciences Tools & Services — 2.1%
21	Illumina, Inc. (a)	3,007

	Total Health Care	19,724

	Industrials — 5.5%
	Airlines — 2.5%
97	Delta Air Lines, Inc.	3,522

	Machinery — 1.7%
35	Dover Corp.	2,412

	Road & Rail — 1.3%
19	Kansas City Southern	1,744

	Total Industrials	7,678

	Information Technology — 22.4%
	Electronic Equipment, Instruments & Components — 1.4%
31	Arrow Electronics, Inc. (a)	1,920

	Internet Software & Services — 10.6%
10	Alphabet, Inc., Class C (a)	6,658
71	Facebook, Inc., Class A (a)	8,115

		14,773

	IT Services — 5.9%
77	MasterCard, Inc., Class A	6,817
39	PayPal Holdings, Inc. (a)	1,425

		8,242

	Semiconductors & Semiconductor Equipment — 1.8%
53	ARM Holdings plc, (United Kingdom), ADR	2,429

	Software — 2.7%
48	salesforce.com, Inc. (a)	3,812

	Total Information Technology	31,176

	Materials — 4.4%
	Construction Materials — 2.1%
15	Martin Marietta Materials, Inc.	2,889

	Containers & Packaging — 2.3%
85	WestRock Co.	3,287

	Total Materials	6,176

	Total Common Stocks (Cost $124,507)	134,699

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.9%
	Investment Company — 4.9%
6,771	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $6,771)	6,771

	Total Investments — 101.4% (Cost $131,278)	141,470
	Liabilities in Excess of Other Assets — (1.4)%	(1,981)

	NET ASSETS — 100.0%	$139,489

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 8.4%
	Distributors — 0.9%
1,098	Genuine Parts Co.	111,204

	Hotels, Restaurants & Leisure — 0.8%
406	Brinker International, Inc.	18,475
1,062	Wyndham Worldwide Corp.	75,642

		94,117

	Media — 2.4%
1,132	Cinemark Holdings, Inc.	41,258
1,702	Comcast Corp., Class A	110,974
1,887	Time Warner, Inc.	138,760

		290,992

	Specialty Retail — 3.3%
1,671	Best Buy Co., Inc.	51,120
1,362	Home Depot, Inc. (The)	173,960
1,535	L Brands, Inc.	103,058
1,219	Tiffany & Co.	73,947

		402,085

	Textiles, Apparel & Luxury Goods — 1.0%
1,889	V.F. Corp.	116,125

	Total Consumer Discretionary	1,014,523

	Consumer Staples — 9.4%
	Beverages — 2.7%
1,589	Coca-Cola Co. (The)	72,023
1,056	Dr. Pepper Snapple Group, Inc.	102,070
842	Molson Coors Brewing Co., Class B	85,199
670	PepsiCo, Inc.	70,935

		330,227

	Food Products — 1.3%
340	Kraft Heinz Co. (The)	30,121
2,733	Mondelez International, Inc., Class A	124,401

		154,522

	Household Products — 1.7%
1,007	Kimberly-Clark Corp.	138,438
824	Procter & Gamble Co. (The)	69,765

		208,203

	Tobacco — 3.7%
3,966	Altria Group, Inc.	273,466
1,007	Philip Morris International, Inc.	102,479
1,291	Reynolds American, Inc.	69,634

		445,579

	Total Consumer Staples	1,138,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.4%
	Energy Equipment & Services — 0.8%
1,148	Schlumberger Ltd.	90,745

	Oil, Gas & Consumable Fuels — 8.6%
2,308	Chevron Corp.	241,975
3,812	ConocoPhillips	166,217
3,674	Exxon Mobil Corp.	344,359
3,290	Occidental Petroleum Corp.	248,624
702	Valero Energy Corp.	35,781

		1,036,956

	Total Energy	1,127,701

	Financials — 27.3%
	Banks — 8.2%
3,249	BB&T Corp.	115,701
820	Cullen/Frost Bankers, Inc.	52,289
431	M&T Bank Corp.	50,991
2,642	PNC Financial Services Group, Inc. (The)	215,004
2,972	U.S. Bancorp	119,872
9,336	Wells Fargo & Co.	441,860

		995,717

	Capital Markets — 4.1%
447	Ameriprise Financial, Inc.	40,156
684	BlackRock, Inc.	234,429
1,513	Northern Trust Corp.	100,235
1,696	T. Rowe Price Group, Inc.	123,722

		498,542

	Consumer Finance — 1.1%
1,235	Capital One Financial Corp.	78,412
1,104	Discover Financial Services	59,189

		137,601

	Diversified Financial Services — 2.3%
2,211	CME Group, Inc.	215,353
563	S&P Global, Inc.	60,366

		275,719

	Insurance — 7.8%
1,286	Arthur J. Gallagher & Co.	61,201
794	Chubb Ltd., (Switzerland)	103,771
767	Cincinnati Financial Corp.	57,461
3,811	Hartford Financial Services Group, Inc. (The)	169,132
3,560	MetLife, Inc.	141,795
1,347	Progressive Corp. (The)	45,119
1,308	Prudential Financial, Inc.	93,303
2,003	Travelers Cos., Inc. (The)	238,398
549	Validus Holdings Ltd., (Bermuda)	26,678

		936,858

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 3.8%
451	Alexandria Real Estate Equities, Inc.	46,684
596	AvalonBay Communities, Inc.	107,472
576	Boston Properties, Inc.	75,981
1,843	HCP, Inc.	65,208
736	Simon Property Group, Inc.	159,539

		454,884

	Total Financials	3,299,321

	Health Care — 12.0%
	Biotechnology — 0.4%
528	Gilead Sciences, Inc.	44,012

	Health Care Equipment & Supplies — 2.2%
2,260	Abbott Laboratories	88,825
1,070	Becton, Dickinson and Co.	181,441

		270,266

	Pharmaceuticals — 9.4%
619	AbbVie, Inc.	38,333
2,092	Bristol-Myers Squibb Co.	153,876
1,759	Eli Lilly & Co.	138,524
2,663	Johnson & Johnson	323,069
3,958	Merck & Co., Inc.	228,016
7,203	Pfizer, Inc.	253,632

		1,135,450

	Total Health Care	1,449,728

	Industrials — 9.1%
	Aerospace & Defense — 2.7%
653	General Dynamics Corp.	90,950
1,549	Honeywell International, Inc.	180,170
534	United Technologies Corp.	54,798

		325,918

	Air Freight & Logistics — 0.6%
693	United Parcel Service, Inc., Class B	74,650

	Commercial Services & Supplies — 1.0%
2,389	Republic Services, Inc.	122,604

	Industrial Conglomerates — 1.2%
807	3M Co.	141,348

	Machinery — 2.4%
1,623	Illinois Tool Works, Inc.	169,016
761	PACCAR, Inc.	39,463
164	Snap-on, Inc.	25,809
505	Stanley Black & Decker, Inc.	56,173

		290,461

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.2%
824	Norfolk Southern Corp.	70,148
762	Union Pacific Corp.	66,506

		136,654

	Total Industrials	1,091,635

	Information Technology — 9.3%
	IT Services — 2.4%
669	Accenture plc, (Ireland), Class A	75,738
968	Automatic Data Processing, Inc.	88,884
1,741	Fidelity National Information Services, Inc.	128,287

		292,909

	Semiconductors & Semiconductor Equipment — 3.6%
1,858	Analog Devices, Inc.	105,259
1,275	KLA-Tencor Corp.	93,380
1,331	QUALCOMM, Inc.	71,310
2,569	Texas Instruments, Inc.	160,952

		430,901

	Software — 1.6%
3,859	Microsoft Corp.	197,489

	Technology Hardware, Storage & Peripherals — 1.7%
2,142	Apple, Inc.	204,747

	Total Information Technology	1,126,046

	Materials — 3.4%
	Chemicals — 3.2%
1,354	E.I. du Pont de Nemours & Co.	87,718
280	International Flavors & Fragrances, Inc.	35,352
953	PPG Industries, Inc.	99,231
903	Praxair, Inc.	101,540
1,139	RPM International, Inc.	56,897

		380,738

	Containers & Packaging — 0.2%
584	WestRock Co.	22,684

	Total Materials	403,422

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
3,691	Verizon Communications, Inc.	206,103

	Utilities — 5.5%
	Electric Utilities — 3.1%
1,891	Edison International	146,872
771	NextEra Energy, Inc.	100,572
2,801	Xcel Energy, Inc.	125,451

		372,895

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 2.4%
2,940	CMS Energy Corp.	134,823
204	DTE Energy Co.	20,218
2,927	NiSource, Inc.	77,613
485	Sempra Energy	55,290

		287,944

	Total Utilities	660,839

	Total Common Stocks (Cost $9,508,018)	11,517,849

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.4%
	Investment Company — 4.4%
533,390	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $533,390)	533,390

	Total Investments — 99.9% (Cost $10,041,408)	12,051,239
	Other Assets in Excess of Liabilities — 0.1%	15,082

	NET ASSETS — 100.0%	$12,066,321

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 8.9%
	Household Durables — 0.6%
44	Harman International Industries, Inc.	3,124

	Media — 2.2%
69	DISH Network Corp., Class A (a)	3,589
45	Time Warner, Inc.	3,317
40	Walt Disney Co. (The)	3,864

		10,770

	Specialty Retail — 5.3%
6	AutoZone, Inc. (a)	4,850
163	Best Buy Co., Inc.	5,000
55	Home Depot, Inc. (The)	7,074
72	L Brands, Inc.	4,833
63	Tiffany & Co.	3,833

		25,590

	Textiles, Apparel & Luxury Goods — 0.8%
62	V.F. Corp.	3,831

	Total Consumer Discretionary	43,315

	Consumer Staples — 6.7%
	Beverages — 3.4%
49	Dr. Pepper Snapple Group, Inc.	4,774
90	Molson Coors Brewing Co., Class B	9,122
24	PepsiCo, Inc.	2,532

		16,428

	Food & Staples Retailing — 1.0%
50	CVS Health Corp.	4,787

	Food Products — 0.6%
33	Kraft Heinz Co. (The)	2,911

	Household Products — 0.6%
23	Kimberly-Clark Corp.	3,203

	Tobacco — 1.1%
77	Altria Group, Inc.	5,310

	Total Consumer Staples	32,639

	Energy — 10.6%
	Energy Equipment & Services — 1.0%
64	Schlumberger Ltd.	5,022

	Oil, Gas & Consumable Fuels — 9.6%
114	Chevron Corp.	11,930
75	ConocoPhillips	3,290
35	EOG Resources, Inc.	2,936
138	Exxon Mobil Corp.	12,944
137	Occidental Petroleum Corp.	10,337

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
40	Phillips 66	3,158
47	Valero Energy Corp.	2,402

		46,997

	Total Energy	52,019

	Financials — 28.8%
	Banks — 11.9%
972	Bank of America Corp.	12,902
134	BB&T Corp.	4,772
135	Citigroup, Inc.	5,704
55	Cullen/Frost Bankers, Inc.	3,492
37	M&T Bank Corp.	4,339
58	PNC Financial Services Group, Inc. (The)	4,680
128	SunTrust Banks, Inc.	5,271
116	U.S. Bancorp	4,658
257	Wells Fargo & Co.	12,154

		57,972

	Capital Markets — 5.3%
22	Ameriprise Financial, Inc.	1,959
23	BlackRock, Inc.	7,844
115	Charles Schwab Corp. (The)	2,903
141	Invesco Ltd.	3,601
113	Morgan Stanley	2,928
88	T. Rowe Price Group, Inc.	6,385

		25,620

	Consumer Finance — 2.0%
41	American Express Co.	2,516
61	Capital One Financial Corp.	3,842
66	Discover Financial Services	3,553

		9,911

	Diversified Financial Services — 2.4%
70	Berkshire Hathaway, Inc., Class B (a)	10,150
7	Intercontinental Exchange, Inc.	1,792

		11,942

	Insurance — 3.9%
21	Chubb Ltd., (Switzerland)	2,754
169	Hartford Financial Services Group, Inc. (The)	7,513
52	Loews Corp.	2,116
76	MetLife, Inc.	3,019
49	Prudential Financial, Inc.	3,503

		18,905

	Real Estate Investment Trusts (REITs) — 3.3%
16	AvalonBay Communities, Inc.	2,940
42	General Growth Properties, Inc.	1,250

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
54	Macerich Co. (The)	4,611
41	Prologis, Inc.	2,006
12	Simon Property Group, Inc.	2,646
26	Vornado Realty Trust	2,623

		16,076

	Total Financials	140,426

	Health Care — 12.8%
	Biotechnology — 0.7%
42	Gilead Sciences, Inc.	3,479

	Health Care Equipment & Supplies — 0.9%
26	Becton, Dickinson and Co.	4,375

	Health Care Providers & Services — 3.0%
20	Aetna, Inc.	2,455
20	Humana, Inc.	3,634
27	McKesson Corp.	5,077
25	UnitedHealth Group, Inc.	3,459

		14,625

	Life Sciences Tools & Services — 0.3%
11	Illumina, Inc. (a)	1,600

	Pharmaceuticals — 7.9%
134	Bristol-Myers Squibb Co.	9,870
60	Eli Lilly & Co.	4,749
76	Johnson & Johnson	9,195
101	Merck & Co., Inc.	5,834
245	Pfizer, Inc.	8,619

		38,267

	Total Health Care	62,346

	Industrials — 9.6%
	Aerospace & Defense — 2.9%
80	Honeywell International, Inc.	9,329
45	United Technologies Corp.	4,635

		13,964

	Building Products — 0.6%
96	Masco Corp.	2,967

	Industrial Conglomerates — 3.6%
42	3M Co.	7,408
327	General Electric Co.	10,297

		17,705

	Machinery — 0.6%
61	PACCAR, Inc.	3,143

	Road & Rail — 0.7%
133	CSX Corp.	3,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.2%
13	W.W. Grainger, Inc.	2,977
19	Watsco, Inc.	2,631

		5,608

	Total Industrials	46,845

	Information Technology — 11.8%
	Communications Equipment — 0.6%
97	Cisco Systems, Inc.	2,786

	Electronic Equipment, Instruments & Components — 0.3%
29	TE Connectivity Ltd., (Switzerland)	1,667

	Internet Software & Services — 1.1%
7	Alphabet, Inc., Class C (a)	5,135

	IT Services — 1.1%
47	Fidelity National Information Services, Inc.	3,448
23	MasterCard, Inc., Class A	1,999

		5,447

	Semiconductors & Semiconductor Equipment — 3.3%
239	Applied Materials, Inc.	5,739
52	KLA-Tencor Corp.	3,838
50	QUALCOMM, Inc.	2,673
59	Texas Instruments, Inc.	3,665

		15,915

	Software — 2.8%
267	Microsoft Corp.	13,637

	Technology Hardware, Storage & Peripherals — 2.6%
106	Apple, Inc.	10,095
221	HP, Inc.	2,774

		12,869

	Total Information Technology	57,456

	Materials — 0.9%
	Chemicals — 0.9%
70	E.I. du Pont de Nemours & Co.	4,510

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.9%
172	Verizon Communications, Inc.	9,594

	Wireless Telecommunication Services — 0.6%
65	T-Mobile US, Inc. (a)	2,800

	Total Telecommunication Services	12,394

	Utilities — 5.5%
	Electric Utilities — 3.6%
79	Edison International	6,136
35	NextEra Energy, Inc.	4,525

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
90	PPL Corp.	3,394
74	Xcel Energy, Inc.	3,300

		17,355

	Multi-Utilities — 1.9%
120	CMS Energy Corp.	5,508
34	Sempra Energy	3,876

		9,384

	Total Utilities	26,739

	Total Common Stocks (Cost $348,744)	478,689

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.6%
	Investment Company — 1.6%
7,673	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $7,673)	7,673

	Total Investments — 99.7% (Cost $356,417)	486,362
	Other Assets in Excess of Liabilities — 0.3%	1,458

	NET ASSETS — 100.0%	$487,820

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 13.3%
	Auto Components — 0.2%
5	Delphi Automotive plc, (United Kingdom)	287
3	Johnson Controls, Inc.	136
2	Magna International, Inc., (Canada)	87

		510

	Automobiles — 0.3%
37	Ford Motor Co.	467
12	General Motors Co. (o)	334

		801

	Hotels, Restaurants & Leisure — 1.3%
14	Royal Caribbean Cruises Ltd.	939
24	Starbucks Corp. (o)	1,347
9	Yum! Brands, Inc.	745

		3,031

	Household Durables — 0.8%
16	D.R. Horton, Inc.	515
8	Harman International Industries, Inc.	568
1	Mohawk Industries, Inc. (a)	138
3	Newell Brands, Inc.	143
24	PulteGroup, Inc.	462
7	Toll Brothers, Inc. (a)	185

		2,011

	Internet & Catalog Retail — 1.6%
6	Amazon.com, Inc. (a)	3,962

	Media — 4.2%
6	CBS Corp. (Non-Voting), Class B (o)	300
5	Charter Communications, Inc., Class A (a)	1,200
45	Comcast Corp., Class A	2,918
11	DISH Network Corp., Class A (a)	569
60	Sirius XM Holdings, Inc. (a)	236
36	Time Warner, Inc. (o)	2,633
83	Twenty-First Century Fox, Inc., Class A (o)	2,234

		10,090

	Multiline Retail — 0.7%
13	Dollar General Corp.	1,185
5	Target Corp.	381

		1,566

	Specialty Retail — 3.6%
2	AutoNation, Inc. (a)	85
14	Best Buy Co., Inc.	435
22	Home Depot, Inc. (The)	2,863
33	Lowe’s Cos., Inc. (o)	2,599

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — continued
3		O’Reilly Automotive, Inc. (a)	679
2		Ross Stores, Inc.	129
1		Signet Jewelers Ltd.	54
3		Tiffany & Co.	201
19		TJX Cos., Inc. (The) (o)	1,486

			8,531

		Textiles, Apparel & Luxury Goods — 0.6%
1		lululemon athletica, Inc., (Canada) (a)	106
1		PVH Corp.	102
4		Ralph Lauren Corp.	361
15		V.F. Corp. (o)	905

			1,474

		Total Consumer Discretionary	31,976

		Consumer Staples — 9.8%
		Beverages — 3.7%
1		Boston Beer Co., Inc. (The), Class A (a)	249
43		Coca-Cola Co. (The) (o)	1,931
7		Constellation Brands, Inc., Class A (o)	1,115
2		Dr. Pepper Snapple Group, Inc.	236
16		Molson Coors Brewing Co., Class B (o)	1,663
34		PepsiCo, Inc.	3,574

			8,768

		Food & Staples Retailing — 1.4%
10		Costco Wholesale Corp. (o)	1,543
30		Kroger Co. (The)	1,088
10		Walgreens Boots Alliance, Inc.	813
—	(h)	Wal-Mart Stores, Inc.	29

			3,473

		Food Products — 1.5%
5		Archer-Daniels-Midland Co. (o)	198
8		Hershey Co. (The)	947
52		Mondelez International, Inc., Class A (o)	2,357

			3,502

		Household Products — 2.0%
16		Kimberly-Clark Corp. (o)	2,251
30		Procter & Gamble Co. (The) (o)	2,535

			4,786

		Tobacco — 1.2%
29		Philip Morris International, Inc.	2,924

		Total Consumer Staples	23,453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Energy — 7.3%
		Energy Equipment & Services — 0.8%
6		Baker Hughes, Inc.	265
20		Halliburton Co.	905
3		National Oilwell Varco, Inc.	109
7		Schlumberger Ltd. (o)	588

			1,867

		Oil, Gas & Consumable Fuels — 6.5%
28		Cabot Oil & Gas Corp.	715
—	(h)	California Resources Corp.	—	(h)
30		Chevron Corp. (o)	3,120
3		Concho Resources, Inc. (a)	390
19		ConocoPhillips	819
6		Diamondback Energy, Inc. (a)	537
12		EOG Resources, Inc.	996
11		EQT Corp.	832
44		Exxon Mobil Corp.	4,079
17		Kinder Morgan, Inc.	323
4		Marathon Petroleum Corp.	159
23		Occidental Petroleum Corp. (o)	1,752
9		Pioneer Natural Resources Co.	1,376
12		Valero Energy Corp.	623

			15,721

		Total Energy	17,588

		Financials — 15.3%
		Banks — 4.7%
202		Bank of America Corp. (o)	2,676
5		BB&T Corp.	186
71		Citigroup, Inc.	3,028
8		Citizens Financial Group, Inc.	156
4		Comerica, Inc.	157
32		KeyCorp	357
12		Regions Financial Corp.	105
2		SVB Financial Group (a)	188
90		Wells Fargo & Co.	4,281
4		Zions Bancorporation	108

			11,242

		Capital Markets — 2.6%
1		Ameriprise Financial, Inc.	79
9		Bank of New York Mellon Corp. (The)	353
4		BlackRock, Inc.	1,428
42		Charles Schwab Corp. (The) (o)	1,070
4		Goldman Sachs Group, Inc. (The) (o)	535
9		Invesco Ltd. (o)	230
60		Morgan Stanley (o)	1,552

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
15	State Street Corp. (o)	832
8	TD Ameritrade Holding Corp.	224

		6,303

	Consumer Finance — 0.8%
3	American Express Co.	178
13	Capital One Financial Corp.	843
12	Discover Financial Services	670
10	Synchrony Financial (a) (o)	240

		1,931

	Diversified Financial Services — 1.8%
23	Berkshire Hathaway, Inc., Class B (a)	3,347
3	Intercontinental Exchange, Inc. (o)	844
1	S&P Global, Inc.	119
8	Voya Financial, Inc.	191

		4,501

	Insurance — 2.5%
21	American International Group, Inc. (o)	1,096
9	Arthur J. Gallagher & Co.	410
16	Chubb Ltd., (Switzerland)	2,050
1	Everest Re Group Ltd., (Bermuda)	110
43	MetLife, Inc. (o)	1,710
2	Prudential Financial, Inc.	110
14	XL Group plc, (Ireland)	470

		5,956

	Real Estate Investment Trusts (REITs) — 2.9%
4	American Tower Corp.	504
3	Apartment Investment & Management Co., Class A	123
5	AvalonBay Communities, Inc.	983
1	Boston Properties, Inc.	178
14	DiamondRock Hospitality Co.	126
2	Equinix, Inc.	598
1	Essex Property Trust, Inc.	244
14	HCP, Inc.	478
20	Kimco Realty Corp.	636
9	LaSalle Hotel Properties	216
7	Liberty Property Trust	269
2	Macerich Co. (The)	133
12	Prologis, Inc.	575
1	Public Storage	291
5	Simon Property Group, Inc. (o)	1,073
3	SL Green Realty Corp.	365
4	STORE Capital Corp.	117

		6,909

	Total Financials	36,842

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 15.3%
	Biotechnology — 3.0%
5	Alexion Pharmaceuticals, Inc. (a)	636
1	Amgen, Inc.	118
5	Biogen, Inc. (a) (o)	1,309
1	BioMarin Pharmaceutical, Inc. (a)	105
20	Celgene Corp. (a) (o)	2,018
29	Gilead Sciences, Inc.	2,417
7	Vertex Pharmaceuticals, Inc. (a)	642

		7,245

	Health Care Equipment & Supplies — 1.8%
44	Abbott Laboratories (o)	1,747
71	Boston Scientific Corp. (a) (o)	1,656
1	Medtronic plc, (Ireland)	126
5	Stryker Corp. (o)	659

		4,188

	Health Care Providers & Services — 3.5%
12	Aetna, Inc. (o)	1,452
1	Anthem, Inc.	191
3	Cigna Corp.	433
2	HCA Holdings, Inc. (a)	134
6	Humana, Inc.	997
13	McKesson Corp. (o)	2,379
2	Quest Diagnostics, Inc.	190
19	UnitedHealth Group, Inc. (o)	2,727

		8,503

	Life Sciences Tools & Services — 0.7%
4	Agilent Technologies, Inc.	188
4	Illumina, Inc. (a)	576
6	Thermo Fisher Scientific, Inc.	864

		1,628

	Pharmaceuticals — 6.3%
7	Allergan plc (a) (o)	1,670
46	Bristol-Myers Squibb Co.	3,376
31	Eli Lilly & Co. (o)	2,453
22	Johnson & Johnson (o)	2,677
14	Merck & Co., Inc. (o)	798
5	Mylan N.V. (a)	218
111	Pfizer, Inc.	3,921

		15,113

	Total Health Care	36,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 9.7%
	Aerospace & Defense — 3.1%
1	General Dynamics Corp.	137
23	Honeywell International, Inc. (o)	2,709
7	L-3 Communications Holdings, Inc.	1,089
4	Northrop Grumman Corp.	899
3	Textron, Inc.	118
24	United Technologies Corp. (o)	2,462

		7,414

	Air Freight & Logistics — 0.1%
2	United Parcel Service, Inc., Class B	238

	Airlines — 0.6%
16	Delta Air Lines, Inc.	588
20	United Continental Holdings, Inc. (a)	803

		1,391

	Building Products — 0.5%
8	Allegion plc, (Ireland)	576
22	Masco Corp.	688

		1,264

	Construction & Engineering — 0.2%
12	Fluor Corp. (o)	594

	Electrical Equipment — 0.7%
24	Eaton Corp. plc (o)	1,425
3	Emerson Electric Co.	144

		1,569

	Industrial Conglomerates — 1.2%
1	3M Co.	123
4	Danaher Corp.	398
73	General Electric Co. (o)	2,309

		2,830

	Machinery — 1.9%
2	Caterpillar, Inc.	121
8	Cummins, Inc. (o)	944
2	Deere & Co.	138
5	Ingersoll-Rand plc	336
24	PACCAR, Inc. (o)	1,236
2	Parker-Hannifin Corp. (o)	241
2	Pentair plc, (United Kingdom)	135
2	Snap-on, Inc.	356
10	Stanley Black & Decker, Inc.	1,121

		4,628

	Professional Services — 0.0% (g)
1	Equifax, Inc.	120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Road & Rail — 1.4%
6	Canadian Pacific Railway Ltd., (Canada)	742
12	CSX Corp. (o)	325
26	Union Pacific Corp.	2,275

		3,342

	Total Industrials	23,390

	Information Technology — 19.9%
	Communications Equipment — 0.5%
40	Cisco Systems, Inc. (o)	1,138

	Electronic Equipment, Instruments & Components — 0.6%
2	Amphenol Corp., Class A	125
23	TE Connectivity Ltd., (Switzerland) (o)	1,316

		1,441

	Internet Software & Services — 4.5%
5	Alphabet, Inc., Class A (a)	3,310
5	Alphabet, Inc., Class C (a)	3,276
37	Facebook, Inc., Class A (a)	4,241

		10,827

	IT Services — 3.6%
28	Accenture plc, (Ireland), Class A	3,212
2	Automatic Data Processing, Inc.	139
19	Cognizant Technology Solutions Corp., Class A (a) (o)	1,097
16	Fidelity National Information Services, Inc.	1,199
2	Global Payments, Inc.	133
2	MasterCard, Inc., Class A	211
6	PayPal Holdings, Inc. (a)	228
6	Vantiv, Inc., Class A (a)	321
30	Visa, Inc., Class A (o)	2,205

		8,745

	Semiconductors & Semiconductor Equipment — 3.2%
18	Broadcom Ltd., (Singapore) (o)	2,756
2	KLA-Tencor Corp.	147
24	Lam Research Corp. (o)	1,978
8	NXP Semiconductors N.V., (Netherlands) (a)	608
2	Qorvo, Inc. (a)	86
33	Texas Instruments, Inc. (o)	2,056

		7,631

	Software — 4.0%
24	Adobe Systems, Inc. (a) (o)	2,308
135	Microsoft Corp.	6,910
9	Oracle Corp. (o)	368

		9,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 3.5%
75	Apple, Inc.	7,126
6	Hewlett Packard Enterprise Co.	109
58	HP, Inc.	728
11	Western Digital Corp.	531

		8,494

	Total Information Technology	47,862

	Materials — 2.8%
	Chemicals — 2.0%
22	Dow Chemical Co. (The)	1,085
22	E.I. du Pont de Nemours & Co. (o)	1,401
15	Eastman Chemical Co.	988
3	Monsanto Co.	360
35	Mosaic Co. (The) (o)	917

		4,751

	Construction Materials — 0.2%
2	Martin Marietta Materials, Inc. (o)	351

	Containers & Packaging — 0.5%
16	Crown Holdings, Inc. (a)	788
3	Sealed Air Corp.	121
10	WestRock Co.	388

		1,297

	Metals & Mining — 0.1%
6	Newmont Mining Corp.	251
1	United States Steel Corp.	24

		275

	Total Materials	6,674

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.8%
73	AT&T, Inc. (o)	3,164
21	Verizon Communications, Inc. (o)	1,177

		4,341

	Wireless Telecommunication Services — 0.2%
9	T-Mobile US, Inc. (a)	376

	Total Telecommunication Services	4,717

	Utilities — 3.6%
	Electric Utilities — 2.3%
18	Edison International (o)	1,382
3	Exelon Corp.	123
16	NextEra Energy, Inc. (o)	2,090
4	PG&E Corp.	266
36	Xcel Energy, Inc. (o)	1,604

		5,465

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Gas Utilities — 0.1%
7	UGI Corp.	319

	Multi-Utilities — 1.2%
20	CMS Energy Corp.	900
23	Public Service Enterprise Group, Inc.	1,075
7	Sempra Energy	780

		2,755

	Total Utilities	8,539

	Total Common Stocks (Cost $215,101)	237,718

NUMBER OF CONTRACTS
Option Purchased — 1.5%
	Put Option Purchased — 1.5%
1,141	S&P 500 Index, Expiring 09/30/16 at $1,980.00, European Style (Cost $3,837)	3,617

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 0.5%
	U.S. Treasury Obligation — 0.0% (g)
60	U.S. Treasury Bill, 0.470%, 03/30/17 (k) (n)	60

SHARES
	Investment Company — 0.5%
1,122	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l)	1,122

	Total Short-Term Investments (Cost $1,182)	1,182

	Total Investments — 101.0% (Cost $220,120)	242,517
	Liabilities in Excess of Other Assets — (1.0)%	(2,314)

	NET ASSETS — 100.0%	$240,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
17	E-mini S&P 500	09/16/16	USD	$1,777	$22

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $3,122)	$2,150.000	9/30/16	1,141	$(3,201)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $716)	$1,675.000	9/30/16	1,141	$(673)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 21.7%
	Auto Components — 0.7%
1,562	Delphi Automotive plc, (United Kingdom)	97,756

	Automobiles — 0.6%
371	Tesla Motors, Inc. (a)	78,692

	Hotels, Restaurants & Leisure — 2.2%
5,334	Starbucks Corp.	304,660

	Internet & Catalog Retail — 7.2%
970	Amazon.com, Inc. (a)	694,466
2,182	Netflix, Inc. (a)	199,646
76	Priceline Group, Inc. (The) (a)	94,380

		988,492

	Media — 3.2%
6,655	Comcast Corp., Class A	433,840

	Specialty Retail — 7.8%
5,405	Home Depot, Inc. (The)	690,113
2,234	Ross Stores, Inc.	126,628
1,019	Ulta Salon Cosmetics & Fragrance, Inc. (a)	248,367

		1,065,108

	Total Consumer Discretionary	2,968,548

	Consumer Staples — 8.2%
	Beverages — 3.3%
2,325	Coca-Cola Co. (The)	105,401
815	Constellation Brands, Inc., Class A	134,751
1,357	Monster Beverage Corp. (a)	218,132

		458,284

	Food & Staples Retailing — 2.6%
513	Costco Wholesale Corp.	80,593
1,493	Walgreens Boots Alliance, Inc.	124,314
2,125	Wal-Mart Stores, Inc.	155,182

		360,089

	Tobacco — 2.3%
5,752	Reynolds American, Inc.	310,205

	Total Consumer Staples	1,128,578

	Energy — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
404	Pioneer Natural Resources Co.	61,119

	Financials — 2.4%
	Capital Markets — 0.5%
2,392	Charles Schwab Corp. (The)	60,534

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 1.9%
402	Intercontinental Exchange, Inc.	102,793
1,713	Moody’s Corp.	160,563

		263,356

	Total Financials	323,890

	Health Care — 14.3%
	Biotechnology — 5.5%
68	Alexion Pharmaceuticals, Inc. (a)	7,986
32	Biogen, Inc. (a)	7,617
322	BioMarin Pharmaceutical, Inc. (a)	25,044
629	Celgene Corp. (a)	61,999
3,436	Gilead Sciences, Inc.	286,648
193	Incyte Corp. (a)	15,468
668	Regeneron Pharmaceuticals, Inc. (a)	233,111
1,340	Vertex Pharmaceuticals, Inc. (a)	115,233

		753,106

	Health Care Equipment & Supplies — 4.2%
850	Becton, Dickinson and Co.	144,185
7,231	Boston Scientific Corp. (a)	168,982
404	Intuitive Surgical, Inc. (a)	267,342

		580,509

	Life Sciences Tools & Services — 1.9%
998	Illumina, Inc. (a)	140,029
802	Thermo Fisher Scientific, Inc.	118,503

		258,532

	Pharmaceuticals — 2.7%
3,235	Bristol-Myers Squibb Co.	237,964
1,119	Johnson & Johnson	135,674

		373,638

	Total Health Care	1,965,785

	Industrials — 7.6%
	Aerospace & Defense — 3.5%
2,682	Honeywell International, Inc.	311,912
728	Northrop Grumman Corp.	161,753

		473,665

	Airlines — 1.9%
7,112	Delta Air Lines, Inc.	259,101

	Electrical Equipment — 1.1%
633	Acuity Brands, Inc.	156,959

	Industrial Conglomerates — 1.1%
896	Roper Technologies, Inc.	152,822

	Total Industrials	1,042,547

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 38.1%
	Electronic Equipment, Instruments & Components — 0.3%
690	Amphenol Corp., Class A	39,541

	Internet Software & Services — 11.8%
1,159	Alphabet, Inc., Class C (a)	802,118
5,730	Facebook, Inc., Class A (a)	654,824
231	LinkedIn Corp., Class A (a)	43,792
1,367	VeriSign, Inc. (a)	118,200

		1,618,934

	IT Services — 10.6%
1,347	Accenture plc, (Ireland), Class A	152,613
1,809	Cognizant Technology Solutions Corp., Class A (a)	103,547
4,796	MasterCard, Inc., Class A	422,318
2,532	PayPal Holdings, Inc. (a)	92,432
2,817	Vantiv, Inc., Class A (a)	159,454
7,062	Visa, Inc., Class A	523,766

		1,454,130

	Semiconductors & Semiconductor Equipment — 3.8%
304	ARM Holdings plc, (United Kingdom), ADR	13,844
173	ASML Holding N.V., (Netherlands)	17,161
1,501	Broadcom Ltd., (Singapore)	233,302
2,959	NVIDIA Corp.	139,093
1,521	NXP Semiconductors N.V., (Netherlands) (a)	119,187

		522,587

	Software — 9.3%
4,665	Activision Blizzard, Inc.	184,886
2,994	Adobe Systems, Inc. (a)	286,833
5,574	Microsoft Corp.	285,222
3,565	salesforce.com, Inc. (a)	283,073
2,510	ServiceNow, Inc. (a)	166,684
1,255	Splunk, Inc. (a)	68,001

		1,274,699

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 2.3%
3,281	Apple, Inc.	313,701

	Total Information Technology	5,223,592

	Materials — 5.7%
	Chemicals — 4.5%
1,224	Ecolab, Inc.	145,143
1,523	LyondellBasell Industries N.V., Class A	113,305
584	PPG Industries, Inc.	60,782
1,002	Sherwin-Williams Co. (The)	294,345

		613,575

	Construction Materials — 1.2%
1,426	Vulcan Materials Co.	171,681

	Total Materials	785,256

	Total Common Stocks (Cost $9,380,320)	13,499,315

Short-Term Investment — 1.8%
	Investment Company — 1.8%
247,515	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $247,515)	247,515

	Total Investments — 100.3% (Cost $9,627,835)	13,746,830
	Liabilities in Excess of Other Assets — (0.3)%	(42,694)

	NET ASSETS — 100.0%	$13,704,136

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 22.8%
	Auto Components — 2.7%
311	Delphi Automotive plc, (United Kingdom)	19,456

	Automobiles — 3.4%
855	General Motors Co.	24,191

	Hotels, Restaurants & Leisure — 6.3%
131	Bloomin’ Brands, Inc.	2,345
533	Carnival Corp.	23,563
281	Royal Caribbean Cruises Ltd.	18,842

		44,750

	Household Durables — 6.0%
98	CalAtlantic Group, Inc.	3,598
123	Harman International Industries, Inc.	8,820
265	MDC Holdings, Inc.	6,452
52	Meritage Homes Corp. (a)	1,959
36	Newell Brands, Inc.	1,749
498	PulteGroup, Inc.	9,698
69	Taylor Morrison Home Corp., Class A (a)	1,025
353	Toll Brothers, Inc. (a)	9,494

		42,795

	Leisure Products — 0.1%
23	Brunswick Corp.	1,051

	Media — 3.1%
14	Charter Communications, Inc., Class A (a)	3,249
218	DISH Network Corp., Class A (a)	11,429
46	Time Warner, Inc.	3,361
136	Twenty-First Century Fox, Inc., Class A	3,673

		21,712

	Specialty Retail — 0.8%
135	Best Buy Co., Inc.	4,140
17	Lithia Motors, Inc., Class A	1,201

		5,341

	Textiles, Apparel & Luxury Goods — 0.4%
59	Michael Kors Holdings Ltd., (United Kingdom) (a)	2,924

	Total Consumer Discretionary	162,220

	Consumer Staples — 3.0%
	Beverages — 1.1%
78	Molson Coors Brewing Co., Class B	7,919

	Food & Staples Retailing — 1.6%
301	Kroger Co. (The)	11,070

	Food Products — 0.3%
74	Snyder’s-Lance, Inc.	2,494

	Total Consumer Staples	21,483

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.8%
	Energy Equipment & Services — 0.6%
52	Schlumberger Ltd.	4,081

	Oil, Gas & Consumable Fuels — 9.2%
157	Chevron Corp.	16,437
60	Diamondback Energy, Inc. (a)	5,491
77	EOG Resources, Inc.	6,457
91	Exxon Mobil Corp.	8,556
116	Occidental Petroleum Corp.	8,727
74	Pioneer Natural Resources Co.	11,129
165	Valero Energy Corp.	8,405

		65,202

	Total Energy	69,283

	Financials — 27.4%
	Banks — 16.3%
1,316	Bank of America Corp.	17,466
332	BB&T Corp.	11,815
740	Citigroup, Inc.	31,386
54	East West Bancorp, Inc.	1,859
795	Huntington Bancshares, Inc.	7,108
801	KeyCorp	8,856
32	M&T Bank Corp.	3,760
415	Regions Financial Corp.	3,527
20	SVB Financial Group (a)	1,856
591	Wells Fargo & Co.	27,971

		115,604

	Capital Markets — 1.3%
269	Charles Schwab Corp. (The)	6,806
219	WisdomTree Investments, Inc.	2,144

		8,950

	Consumer Finance — 2.4%
163	Ally Financial, Inc. (a)	2,786
143	Capital One Financial Corp.	9,069
198	Synchrony Financial (a)	4,998

		16,853

	Diversified Financial Services — 1.7%
74	Berkshire Hathaway, Inc., Class B (a)	10,714
70	Voya Financial, Inc.	1,736

		12,450

	Insurance — 4.5%
52	American International Group, Inc.	2,771
119	Arthur J. Gallagher & Co.	5,679
274	MetLife, Inc.	10,898

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
92	Principal Financial Group, Inc.	3,778
76	Travelers Cos., Inc. (The)	9,071

		32,197

	Real Estate Investment Trusts (REITs) — 0.3%
98	Outfront Media, Inc.	2,359

	Real Estate Management & Development — 0.2%
76	St. Joe Co. (The) (a)	1,354

	Thrifts & Mortgage Finance — 0.7%
201	BofI Holding, Inc. (a)	3,558
204	MGIC Investment Corp. (a)	1,215

		4,773

	Total Financials	194,540

	Health Care — 14.4%
	Biotechnology — 2.5%
19	Alexion Pharmaceuticals, Inc. (a)	2,207
9	Biogen, Inc. (a)	2,128
30	Celgene Corp. (a)	2,949
36	Gilead Sciences, Inc.	3,036
84	Vertex Pharmaceuticals, Inc. (a)	7,200

		17,520

	Health Care Providers & Services — 6.8%
215	Aetna, Inc.	26,258
29	Cigna Corp.	3,750
21	Humana, Inc.	3,783
59	McKesson Corp.	11,012
25	UnitedHealth Group, Inc.	3,516

		48,319

	Life Sciences Tools & Services — 0.4%
44	PAREXEL International Corp. (a)	2,767

	Pharmaceuticals — 4.7%
17	Allergan plc (a)	3,929
840	Pfizer, Inc.	29,576

		33,505

	Total Health Care	102,111

	Industrials — 5.0%
	Aerospace & Defense — 1.2%
20	General Dynamics Corp.	2,743
152	Textron, Inc.	5,550

		8,293

	Airlines — 2.5%
82	Delta Air Lines, Inc.	2,994
179	Southwest Airlines Co.	7,007
179	Spirit Airlines, Inc. (a)	8,023

		18,024

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 0.7%
177	Allison Transmission Holdings, Inc.	4,988

	Road & Rail — 0.6%
32	Canadian Pacific Railway Ltd., (Canada)	4,147

	Total Industrials	35,452

	Information Technology — 9.2%
	Communications Equipment — 0.2%
26	Arista Networks, Inc. (a)	1,687

	Electronic Equipment, Instruments & Components — 0.4%
56	TE Connectivity Ltd., (Switzerland)	3,170

	Internet Software & Services — 0.7%
96	eBay, Inc. (a)	2,257
68	Yahoo!, Inc. (a)	2,565

		4,822

	IT Services — 1.1%
36	Fidelity National Information Services, Inc.	2,638
450	First Data Corp., Class A (a)	4,983

		7,621

	Semiconductors & Semiconductor Equipment — 4.5%
83	Broadcom Ltd., (Singapore)	12,922
67	Lam Research Corp.	5,649
292	Marvell Technology Group Ltd., (Bermuda)	2,785
131	NXP Semiconductors N.V., (Netherlands) (a)	10,286

		31,642

	Software — 0.4%
48	Synopsys, Inc. (a)	2,607

	Technology Hardware, Storage & Peripherals — 1.9%
39	Apple, Inc.	3,681
372	EMC Corp.	10,099

		13,780

	Total Information Technology	65,329

	Materials — 2.5%
	Chemicals — 2.5%
140	Axiall Corp.	4,579
60	E.I. du Pont de Nemours & Co.	3,901
76	Eastman Chemical Co.	5,140
44	FMC Corp.	2,015
84	Mosaic Co. (The)	2,210

	Total Materials	17,845

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.1%
173	AT&T, Inc.	7,484

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Wireless Telecommunication Services — 1.0%
172	T-Mobile US, Inc. (a)	7,435

	Total Telecommunication Services	14,919

	Utilities — 1.1%
	Electric Utilities — 1.1%
59	NextEra Energy, Inc.	7,681

	Total Common Stocks (Cost $647,228)	690,863

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.8%
	Investment Company — 6.8%
48,090	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $48,090)	48,090

	Total Investments — 104.1% (Cost $695,318)	738,953
	Liabilities in Excess of Other Assets — (4.1)%	(29,007)

	NET ASSETS — 100.0%	$709,946

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 15.7%
	Auto Components — 0.6%
1,209	Delphi Automotive plc, (United Kingdom)	75,703

	Automobiles — 1.3%
1,809	Ford Motor Co.	22,744
5,057	General Motors Co.	143,117

		165,861

	Hotels, Restaurants & Leisure — 1.1%
215	Carnival Corp.	9,490
28	Chipotle Mexican Grill, Inc. (a)	11,422
967	Royal Caribbean Cruises Ltd.	64,938
667	Starbucks Corp.	38,115
190	Yum! Brands, Inc.	15,772

		139,737

	Household Durables — 1.6%
1,647	D.R. Horton, Inc.	51,855
658	Harman International Industries, Inc.	47,278
177	Mohawk Industries, Inc. (a)	33,628
1,300	PulteGroup, Inc.	25,344
1,215	Toll Brothers, Inc. (a)	32,708
66	Whirlpool Corp.	11,054

		201,867

	Internet & Catalog Retail — 2.0%
343	Amazon.com, Inc. (a)	245,241

	Media — 5.3%
626	CBS Corp. (Non-Voting), Class B	34,072
313	Charter Communications, Inc., Class A (a)	71,632
1,148	Comcast Corp., Class A	74,852
1,385	DISH Network Corp., Class A (a)	72,550
2,645	Time Warner, Inc.	194,510
268	Time, Inc.	4,415
4,019	Twenty-First Century Fox, Inc., Class A	108,723
990	Twenty-First Century Fox, Inc., Class B	26,983
662	Walt Disney Co. (The)	64,771

		652,508

	Specialty Retail — 3.7%
925	Best Buy Co., Inc.	28,292
652	Home Depot, Inc. (The)	83,290
3,355	Lowe’s Cos., Inc.	265,588
14	O’Reilly Automotive, Inc. (a)	3,843
944	TJX Cos., Inc. (The)	72,917

		453,930

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.1%
150	V.F. Corp.	9,210

	Total Consumer Discretionary	1,944,057

	Consumer Staples — 7.0%
	Beverages — 3.1%
2,000	Coca-Cola Co. (The)	90,668
145	Constellation Brands, Inc., Class A	24,014
1,441	Molson Coors Brewing Co., Class B	145,774
1,152	PepsiCo, Inc.	122,045

		382,501

	Food & Staples Retailing — 1.2%
389	Costco Wholesale Corp.	61,055
2,458	Kroger Co. (The)	90,425

		151,480

	Food Products — 1.2%
3,211	Mondelez International, Inc., Class A	146,129

	Household Products — 1.0%
758	Kimberly-Clark Corp.	104,198
293	Procter & Gamble Co. (The)	24,789

		128,987

	Tobacco — 0.5%
585	Philip Morris International, Inc.	59,460

	Total Consumer Staples	868,557

	Energy — 7.3%
	Energy Equipment & Services — 0.0% (g)
112	Halliburton Co.	5,057

	Oil, Gas & Consumable Fuels — 7.3%
1,807	Cabot Oil & Gas Corp.	46,501
956	Chevron Corp.	100,243
285	Concho Resources, Inc. (a)	33,940
767	Diamondback Energy, Inc. (a)	69,985
168	Energen Corp.	8,110
2,031	EOG Resources, Inc.	169,418
1,067	EQT Corp.	82,643
705	Marathon Petroleum Corp.	26,748
2,528	Occidental Petroleum Corp.	191,041
934	Pioneer Natural Resources Co.	141,221
164	RSP Permian, Inc. (a)	5,728
148	TransCanada Corp., (Canada)	6,704
329	Valero Energy Corp.	16,773

		899,055

	Total Energy	904,112

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.5%
	Banks — 5.8%
7,405	Bank of America Corp.	98,268
3,492	Citigroup, Inc.	148,031
236	East West Bancorp, Inc.	8,073
6,087	KeyCorp	67,260
1,949	Regions Financial Corp.	16,582
704	SunTrust Banks, Inc.	28,931
189	SVB Financial Group (a)	18,019
6,625	Wells Fargo & Co.	313,546
544	Zions Bancorporation	13,681

		712,391

	Capital Markets — 2.8%
28	Ameriprise Financial, Inc.	2,505
197	BlackRock, Inc.	67,534
2,419	Charles Schwab Corp. (The)	61,212
456	Goldman Sachs Group, Inc. (The)	67,727
225	Invesco Ltd.	5,754
5,174	Morgan Stanley	134,432

		339,164

	Consumer Finance — 0.7%
345	Capital One Financial Corp.	21,915
1,273	Discover Financial Services	68,198

		90,113

	Diversified Financial Services — 0.5%
231	Intercontinental Exchange, Inc.	59,092

	Insurance — 5.0%
1,576	American International Group, Inc.	83,333
967	Arthur J. Gallagher & Co.	46,009
1,846	Chubb Ltd., (Switzerland)	241,326
22	Everest Re Group Ltd., (Bermuda)	4,001
678	Hartford Financial Services Group, Inc. (The)	30,092
1,027	Marsh & McLennan Cos., Inc.	70,284
3,600	MetLife, Inc.	143,401
139	XL Group plc, (Ireland)	4,646

		623,092

	Real Estate Investment Trusts (REITs) — 0.7%
237	AvalonBay Communities, Inc.	42,719
772	Kimco Realty Corp.	24,233
429	Prologis, Inc.	21,052
30	SL Green Realty Corp.	3,157

		91,161

	Total Financials	1,915,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 15.2%
	Biotechnology — 3.6%
503	Alexion Pharmaceuticals, Inc. (a)	58,701
253	Biogen, Inc. (a)	61,273
261	BioMarin Pharmaceutical, Inc. (a)	20,315
871	Celgene Corp. (a)	85,891
1,586	Gilead Sciences, Inc.	132,266
941	Vertex Pharmaceuticals, Inc. (a)	80,976

		439,422

	Health Care Equipment & Supplies — 1.0%
520	Abbott Laboratories	20,448
4,534	Boston Scientific Corp. (a)	105,952

		126,400

	Health Care Providers & Services — 4.4%
1,190	Aetna, Inc.	145,381
37	Anthem, Inc.	4,850
124	Cigna Corp.	15,869
375	Humana, Inc.	67,508
441	McKesson Corp.	82,331
1,621	UnitedHealth Group, Inc.	228,824

		544,763

	Life Sciences Tools & Services — 0.6%
400	Agilent Technologies, Inc.	17,727
376	Illumina, Inc. (a)	52,787

		70,514

	Pharmaceuticals — 5.6%
576	Allergan plc (a)	133,186
2,521	Bristol-Myers Squibb Co.	185,442
1,801	Eli Lilly & Co.	141,793
6,681	Pfizer, Inc.	235,244

		695,665

	Total Health Care	1,876,764

	Industrials — 9.5%
	Aerospace & Defense — 2.9%
1,402	Honeywell International, Inc.	163,064
158	L-3 Communications Holdings, Inc.	23,214
402	Northrop Grumman Corp.	89,275
832	United Technologies Corp.	85,293

		360,846

	Airlines — 1.1%
1,714	Delta Air Lines, Inc.	62,437
91	Spirit Airlines, Inc. (a)	4,072
1,593	United Continental Holdings, Inc. (a)	65,361

		131,870

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — 0.9%
786	Allegion plc, (Ireland)	54,601
59	Lennox International, Inc.	8,463
1,603	Masco Corp.	49,595

		112,659

	Commercial Services & Supplies — 0.0% (g)
47	Tyco International plc	2,010
51	Waste Connections, Inc., (Canada)	3,669

		5,679

	Electrical Equipment — 0.3%
384	Eaton Corp. plc	22,912
455	Sensata Technologies Holding N.V. (a)	15,878

		38,790

	Industrial Conglomerates — 1.5%
94	Danaher Corp.	9,490
5,580	General Electric Co.	175,651

		185,141

	Machinery — 1.6%
223	Deere & Co.	18,104
110	Ingersoll-Rand plc	6,975
615	PACCAR, Inc.	31,892
65	Snap-on, Inc.	10,268
1,207	Stanley Black & Decker, Inc.	134,192

		201,431

	Road & Rail — 1.2%
299	Canadian Pacific Railway Ltd., (Canada)	38,534
1,185	Union Pacific Corp.	103,378

		141,912

	Total Industrials	1,178,328

	Information Technology — 20.8%
	Electronic Equipment, Instruments & Components — 0.5%
1,021	TE Connectivity Ltd., (Switzerland)	58,281

	Internet Software & Services — 5.2%
322	Alphabet, Inc., Class A (a)	226,313
340	Alphabet, Inc., Class C (a)	235,324
1,628	Facebook, Inc., Class A (a)	186,105

		647,742

	IT Services — 3.4%
1,380	Accenture plc, (Ireland), Class A	156,384
1,235	Fidelity National Information Services, Inc.	91,029
379	MasterCard, Inc., Class A	33,403
121	PayPal Holdings, Inc. (a)	4,422

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,743	Visa, Inc., Class A	129,285
68	WEX, Inc. (a)	6,010

		420,533

	Semiconductors & Semiconductor Equipment — 5.4%
1,573	Broadcom Ltd., (Singapore)	244,451
1,973	Lam Research Corp.	165,819
488	Marvell Technology Group Ltd., (Bermuda)	4,650
1,222	NXP Semiconductors N.V., (Netherlands) (a)	95,732
2,447	Texas Instruments, Inc.	153,333

		663,985

	Software — 4.1%
1,052	Adobe Systems, Inc. (a)	100,728
7,390	Microsoft Corp.	378,137
388	Workday, Inc., Class A (a)	29,005

		507,870

	Technology Hardware, Storage & Peripherals — 2.2%
2,765	Apple, Inc.	264,314
821	HP, Inc.	10,310

		274,624

	Total Information Technology	2,573,035

	Materials — 3.0%
	Chemicals — 1.7%
16	Albemarle Corp.	1,277
710	CF Industries Holdings, Inc.	17,109
415	Dow Chemical Co. (The)	20,619
639	E.I. du Pont de Nemours & Co.	41,425
1,183	Eastman Chemical Co.	80,307
63	Monsanto Co.	6,555
1,318	Mosaic Co. (The)	34,500
79	PPG Industries, Inc.	8,263

		210,055

	Construction Materials — 0.8%
203	Martin Marietta Materials, Inc.	38,941
523	Vulcan Materials Co.	62,968

		101,909

	Containers & Packaging — 0.5%
1,123	Crown Holdings, Inc. (a)	56,910

	Metals & Mining — 0.0% (g)
408	United States Steel Corp.	6,883

	Total Materials	375,757

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.4%
3,946	AT&T, Inc.	170,487

	Wireless Telecommunication Services — 0.5%
1,634	T-Mobile US, Inc. (a)	70,690

	Total Telecommunication Services	241,177

	Utilities — 2.7%
	Electric Utilities — 1.8%
759	Edison International	58,989
820	NextEra Energy, Inc.	106,971
33	PG&E Corp.	2,125
1,351	Xcel Energy, Inc.	60,503

		228,588

	Multi-Utilities — 0.9%
948	CMS Energy Corp.	43,453
369	Public Service Enterprise Group, Inc.	17,222
397	Sempra Energy	45,307

		105,982

	Total Utilities	334,570

	Total Common Stocks (Cost $9,289,259)	12,211,370

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.1%
	Investment Company — 1.1%
134,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $134,343)	134,343

	Total Investments — 99.7% (Cost $9,423,602)	12,345,713
	Other Assets in Excess of Liabilities — 0.3%	36,774

	NET ASSETS — 100.0%	$12,382,487

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
628	E-mini S&P 500	09/16/16	USD	$65,632	$1,108

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500 (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$8,123,728	$317,865	$134,699
Investments in affiliates, at value	174,657	11,878	6,771

Total investment securities, at value	8,298,385	329,743	141,470
Cash	10	—	—
Receivables:
Investment securities sold	258,126	—	2,282
Fund shares sold	62,653	264	423
Dividends from non-affiliates	7,816	87	52
Dividends from affiliates	40	2	2
Variation margin on futures contracts	2,052	—	—

Total Assets	8,629,082	330,096	144,229

LIABILITIES:
Payables:
Investment securities purchased	400,039	—	4,339
Fund shares redeemed	4,382	398	268
Accrued liabilities:
Investment advisory fees	1,597	155	66
Administration fees	540	16	5
Distribution fees	103	19	1
Shareholder servicing fees	32	20	28
Custodian and accounting fees	38	5	8
Trustees’ and Chief Compliance Officer’s fees	21	—	—
Sub-transfer agency fees	511	36	3
Other	241	40	22

Total Liabilities	407,504	689	4,740

Net Assets	$8,221,578	$329,407	$139,489

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$8,087,518	$273,600	$130,228
Accumulated undistributed (distributions in excess of) net investment income	14,017	(147)	185
Accumulated net realized gains (losses)	(648,336)	(13,764)	(1,116)
Net unrealized appreciation (depreciation)	768,379	69,718	10,192

Total Net Assets	$8,221,578	$329,407	$139,489

Net Assets:
Class A	$497,934	$53,334	$1,937
Class C	—	12,077	1,268
Class R5	—	226,600	—
Class R6	6,638,591	—	—
Institutional Class	824,559	—	—
Select Class	260,494	37,396	136,284

Total	$8,221,578	$329,407	$139,489

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	22,902	2,210	82
Class C	—	523	55
Class R5	—	9,030	—
Class R6	303,161	—	—
Institutional Class	37,663	—	—
Select Class	11,882	1,516	5,697

Net Asset Value (a):
Class A — Redemption price per share	$21.74	$24.13	$23.73
Class C — Offering price per share (b)	—	23.10	23.18
Class R5 — Offering and redemption price per share	—	25.09	—
Class R6 — Offering and redemption price per share	21.90	—	—
Institutional Class — Offering and redemption price per share	21.89	—	—
Select Class — Offering and redemption price per share	21.92	24.66	23.92
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.94	$25.47	$25.04

Cost of investments in non-affiliates	$7,356,801	$248,147	$124,507
Cost of investments in affiliates	174,657	11,878	6,771

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,517,849	$478,689		$241,395
Investments in affiliates, at value	533,390	7,673		1,122

Total investment securities, at value	12,051,239	486,362		242,517
Cash	—	—		13
Deposits at broker for futures contracts	—	—		225
Receivables:
Investment securities sold	11,541	3,648		4,459
Fund shares sold	34,878	175		1,641
Dividends from non-affiliates	23,439	814		264
Dividends from affiliates	125	1		1
Variation margin on futures contracts	—	—		20
Due from Adviser	—	—		1

Total Assets	12,121,222	491,000		249,141

LIABILITIES:
Payables:
Investment securities purchased	28,998	1,582		4,196
Fund shares redeemed	15,628	1,024		675
Outstanding options written, at fair value	—	—		3,874
Accrued liabilities:
Investment advisory fees	3,825	144		—
Administration fees	783	23		—
Distribution fees	1,498	103		21
Shareholder servicing fees	1,668	89		35
Custodian and accounting fees	34	6		13
Trustees’ and Chief Compliance Officer’s fees	13	—	(a)	—	(a)
Sub-transfer agency fees	1,895	58		55
Other	559	151		69

Total Liabilities	54,901	3,180		8,938

Net Assets	$12,066,321	$487,820		$240,203

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$10,072,586	$346,213		$236,464
Accumulated undistributed (distributions in excess of) net investment income	1,930	251		476
Accumulated net realized gains (losses)	(18,026)	11,411		(19,120)
Net unrealized appreciation (depreciation)	2,009,831	129,945		22,383

Total Net Assets	$12,066,321	$487,820		$240,203

Net Assets:
Class A	$3,370,383	$422,151		$71,417
Class C	1,304,007	25,541		9,867
Class R2	77,230	20		—
Class R5	722,424	20		25
Class R6	1,913,077	20		74
Select Class	4,679,200	40,068		158,820

Total	$12,066,321	$487,820		$240,203

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	240,539	9,875		4,401
Class C	94,520	654		610
Class R2	5,528	1		—
Class R5	50,761	—	(a)	1
Class R6	134,498	—	(a)	5
Select Class	328,898	895		9,767

Net Asset Value (b):
Class A — Redemption price per share	$14.01	$42.75		$16.23
Class C — Offering price per share (c)	13.80	39.07		16.17
Class R2 — Offering and redemption price per share	13.97	42.94		—
Class R5 — Offering and redemption price per share	14.23	45.01		16.28
Class R6 — Offering and redemption price per share	14.22	45.01		16.28
Select Class — Offering and redemption price per share	14.23	44.77		16.26
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.79	$45.12		$17.13

Cost of investments in non-affiliates	$9,508,018	$348,744		$218,998
Cost of investments in affiliates	533,390	7,673		1,122
Premiums received from options written	—	—		3,838

(a)	Amount rounds to less than 500 shares.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,499,315	$690,863	$12,211,370
Investments in affiliates, at value	247,515	48,090	134,343

Total investment securities, at value	13,746,830	738,953	12,345,713
Deposits at broker for futures contracts	—	—	2,215
Receivables:
Investment securities sold	92,404	4,829	105,840
Fund shares sold	63,528	185	56,523
Dividends from non-affiliates	4,946	399	11,473
Dividends from affiliates	85	5	39
Variation margin on futures contracts	—	—	755

Total Assets	13,907,793	744,371	12,522,558

LIABILITIES:
Payables:
Due to custodian	—	—	93
Investment securities purchased	97,646	33,844	109,248
Fund shares redeemed	92,615	116	22,782
Accrued liabilities:
Investment advisory fees	5,591	233	3,695
Administration fees	926	48	823
Distribution fees	1,315	32	568
Shareholder servicing fees	999	22	133
Custodian and accounting fees	90	9	69
Trustees’ and Chief Compliance Officer’s fees	17	—	25
Sub-transfer agency fees	3,621	20	2,042
Other	837	101	593

Total Liabilities	203,657	34,425	140,071

Net Assets	$13,704,136	$709,946	$12,382,487

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,053,437	$656,092	$9,771,684
Accumulated undistributed (distributions in excess of) net investment income	(159)	258	7,505
Accumulated net realized gains (losses)	531,863	9,961	(319,921)
Net unrealized appreciation (depreciation)	4,118,995	43,635	2,923,219

Total Net Assets	$13,704,136	$709,946	$12,382,487

Net Assets:
Class A	$4,251,242	$96,373	$1,446,878
Class C	559,238	17,041	294,744
Class R2	192,560	3,462	205,224
Class R5	1,209,521	4,155	910,033
Class R6	3,330,565	565,542	4,755,359
Institutional Class	—	—	3,704,104
Select Class	4,161,010	23,373	1,066,145

Total	$13,704,136	$709,946	$12,382,487

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	129,086	7,581	105,151
Class C	19,870	1,386	21,977
Class R2	5,959	274	15,019
Class R5	36,152	329	65,921
Class R6	99,194	45,040	344,017
Institutional Class	—	—	268,424
Select Class	125,795	1,865	77,323

Net Asset Value (a):
Class A — Redemption price per share	$32.93	$12.71	$13.76
Class C — Offering price per share (b)	28.15	12.30	13.41
Class R2 — Offering and redemption price per share	32.31	12.64	13.66
Class R5 — Offering and redemption price per share	33.46	12.63	13.81
Class R6 — Offering and redemption price per share	33.58	12.56	13.82
Institutional Class — Offering and redemption price per share	—	—	13.80
Select Class — Offering and redemption price per share	33.08	12.53	13.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.75	$13.41	$14.52

Cost of investments in non-affiliates	$9,380,320	$647,228	$9,289,259
Cost of investments in affiliates	247,515	48,090	134,343

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30	$—	$—
Dividend income from non-affiliates	163,062	2,350	1,300
Dividend income from affiliates	292	27	14

Total investment income	163,384	2,377	1,314

EXPENSES:
Investment advisory fees	20,084	2,099	694
Administration fees	6,586	287	88
Distribution fees:
Class A	1,322	127	4
Class C	—	84	8
Shareholder servicing fees:
Class A	1,322	127	4
Class C	—	28	3
Class R5	—	75	—
Institutional Class	799	—	—
Select Class	695	341	260
Custodian and accounting fees	249	29	30
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	126	43	47
Trustees’ and Chief Compliance Officer’s fees	75	9	7
Printing and mailing costs	273	19	3
Registration and filing fees	310	63	36
Transfer agency fees (See Note 2.E.)	118	20	6
Sub-transfer agency fees (See Note 2.E.)	1,586	125	5
Other	62	8	6

Total expenses	33,607	3,484	1,201

Less fees waived	(1,829)	(286)	(129)
Less expense reimbursements	(70)	—	— (a)

Net expenses	31,708	3,198	1,072

Net investment income (loss)	131,676	(821)	242

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(587,619)	(9,188)	(650)
Futures	(4,402)	—	—

Net realized gain (loss)	(592,021)	(9,188)	(650)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	149,794	(1,272)	2,777
Futures	1,896	—	—

Change in net unrealized appreciation/depreciation	151,690	(1,272)	2,777

Net realized/unrealized gains (losses)	(440,331)	(10,460)	2,127

Change in net assets resulting from operations	$(308,655)	$(11,281)	$2,369

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$1
Dividend income from non-affiliates	304,888	11,803	5,210
Dividend income from affiliates	686	20	9

Total investment income	305,574	11,823	5,220

EXPENSES:
Investment advisory fees	42,662	1,942	613
Administration fees	8,744	398	201
Distribution fees:
Class A	7,712	1,063	196
Class C	8,842	186	58
Class R2	323	— (a)	—
Shareholder servicing fees:
Class A	7,712	1,063	196
Class C	2,947	62	19
Class R2	161	— (a)	—
Class R5	285	— (a)	— (a)
Select Class	11,137	89	398
Custodian and accounting fees	267	35	68
Professional fees	162	50	79
Trustees’ and Chief Compliance Officer’s fees	80	9	7
Printing and mailing costs	776	52	23
Registration and filing fees	751	59	84
Transfer agency fees (See Note 2.E.)	344	218	17
Sub-transfer agency fees (See Note 2.E.)	7,118	263	185
Other	123	10	7

Total expenses	100,146	5,499	2,151

Less fees waived	(4,334)	(331)	(435)
Less expense reimbursements	(135)	(1)	(1)

Net expenses	95,677	5,167	1,715

Net investment income (loss)	209,897	6,656	3,505

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,204	20,039	(26,352)
Futures	—	—	(180)
Options written	—	—	9,810

Net realized gain (loss)	15,204	20,039	(16,722)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	316,575	(21,834)	14,819
Futures	—	—	42
Options Written	—	—	(79)

Change in net unrealized appreciation/depreciation	316,575	(21,834)	14,782

Net realized/unrealized gains (losses)	331,779	(1,795)	(1,940)

Change in net assets resulting from operations	$541,676	$4,861	$1,565

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$128,229	$15,783	$224,979
Dividend income from affiliates	1,443	40	298

Total investment income	129,672	15,823	225,277

EXPENSES:
Investment advisory fees	74,845	2,886	50,345
Administration fees	12,271	591	10,318
Distribution fees:
Class A	11,278	230	3,540
Class C	4,512	114	2,053
Class R2	1,097	12	960
Shareholder servicing fees:
Class A	11,278	230	3,540
Class C	1,504	38	684
Class R2	549	6	480
Class R5	673	2	392
Institutional Class	—	—	4,407
Select Class	12,206	571	3,817
Custodian and accounting fees	355	45	389
Professional fees	184	48	177
Trustees’ and Chief Compliance Officer’s fees	117	7	118
Printing and mailing costs	1,204	25	905
Registration and filing fees	703	85	357
Transfer agency fees (See Note 2.E.)	593	75	380
Sub-transfer agency fees (See Note 2.E.)	12,766	72	7,203
Other	173	15	147

Total expenses	146,308	5,052	90,212

Less fees waived	(13,955)	(237)	(7,754)
Less expense reimbursements	(113)	(3)	(413)

Net expenses	132,240	4,812	82,045

Net investment income (loss)	(2,568)	11,011	143,232

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	607,808	38,789	88,598
Futures	—	116	(4,959)

Net realized gain (loss)	607,808	38,905	83,639

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,558,068)	(67,018)	(351,265)
Futures	—	—	1,811

Change in net unrealized appreciation/depreciation	(1,558,068)	(67,018)	(349,454)

Net realized/unrealized gains (losses)	(950,260)	(28,113)	(265,815)

Change in net assets resulting from operations	$(952,828)	$(17,102)	$(122,583)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$131,676	$73,373	$(821)	$(1,191)
Net realized gain (loss)	(592,021)	463,028	(9,188)	211
Change in net unrealized appreciation/depreciation	151,690	(65,993)	(1,272)	25,578

Change in net assets resulting from operations	(308,655)	470,408	(11,281)	24,598

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,440)	(2,861)	—	—
From net realized gains	(25,328)	(19,848)	(551)	(413)
Class C
From net realized gains	—	—	(123)	(111)
Class R5
From net realized gains	—	—	(2,408)	(1)
Class R6
From net investment income	(97,120)	(59,604)	—	—
From net realized gains	(271,746)	(266,822)	—	—
Institutional Class
From net investment income	(11,148)	(6,739)	—	—
From net realized gains	(34,112)	(32,068)	—	—
Select Class
From net investment income	(3,481)	(2,632)	—	—
From net realized gains	(12,537)	(15,846)	(615)	(4,260)

Total distributions to shareholders	(460,912)	(406,420)	(3,697)	(4,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,244,730	3,404,441	7,189	34,618

NET ASSETS:
Change in net assets	475,163	3,468,429	(7,789)	54,431
Beginning of period	7,746,415	4,277,986	337,196	282,765

End of period	$8,221,578	$7,746,415	$329,407	$337,196

Accumulated undistributed (distributions in excess of) net investment income	$14,017	$975	$(147)	$(603)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$242	$116	$209,897	$175,624
Net realized gain (loss)	(650)	2,395	15,204	136,057
Change in net unrealized appreciation/depreciation	2,777	2,264	316,575	75,086

Change in net assets resulting from operations	2,369	4,775	541,676	386,767

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(56,754)	(50,416)
From net realized gains	(47)	(5)	(23,970)	(53,724)
Class B (b)
From net investment income	—	—	—	(41)
From net realized gains	—	—	—	(67)
Class C
From net investment income	—	—	(17,909)	(14,285)
From net realized gains	(26)	(4)	(9,204)	(18,697)
Class R2
From net investment income	—	—	(1,091)	(708)
From net realized gains	—	—	(494)	(817)
Class R5
From net investment income	—	—	(12,835)	(9,307)
From net realized gains	—	—	(4,311)	(7,581)
Class R6
From net investment income	—	—	(31,307)	(16,393)
From net realized gains	—	—	(9,593)	(13,082)
Select Class
From net investment income	(122)	(112)	(89,550)	(84,500)
From net realized gains	(2,128)	(492)	(33,863)	(77,081)

Total distributions to shareholders	(2,323)	(614)	(290,881)	(346,699)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	55,939	6,723	1,562,346	2,687,583

NET ASSETS:
Change in net assets	55,985	10,884	1,813,141	2,727,651
Beginning of period	83,504	72,620	10,253,180	7,525,529

End of period	$139,489	$83,504	$12,066,321	$10,253,180

Accumulated undistributed (distributions in excess of) net investment income	$185	$65	$1,930	$1,513

(a)	Amount rounds to less than $500.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,656	$6,236	$3,505	$1,504
Net realized gain (loss)	20,039	32,555	(16,722)	(2,468)
Change in net unrealized appreciation/depreciation	(21,834)	(14,988)	14,782	7,302

Change in net assets resulting from operations	4,861	23,803	1,565	6,338

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,532)	(5,313)	(801)	(594)
From net realized gains	(23,586)	(9,151)	—	—
Class B (a)
From net investment income	—	(13)	—	—
From net realized gains	—	(53)	—	—
Class C
From net investment income	(248)	(193)	(53)	(11)
From net realized gains	(1,528)	(427)	—	—
Class R2 (b)
From net investment income	— (c)	—	—	—
From net realized gains	(1)	—	—	—
Class R5 (b)
From net investment income	— (c)	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Class R6 (b)
From net investment income	— (c)	—	(1)	(5)
From net realized gains	(1)	—	—	—
Select Class
From net investment income	(547)	(463)	(2,096)	(772)
From net realized gains	(1,738)	(660)	—	—

Total distributions to shareholders	(33,182)	(16,273)	(2,951)	(1,387)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	20,822	23,921	38,895	192,708

NET ASSETS:
Change in net assets	(7,499)	31,451	37,509	197,659
Beginning of period	495,319	463,868	202,694	5,035

End of period	$487,820	$495,319	$240,203	$202,694

Accumulated undistributed (distributions in excess of) net investment income	$251	$(33)	$476	$46

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,568)	$(19,868)	$11,011	$9,696
Net realized gain (loss)	607,808	827,611	38,905	102,268
Change in net unrealized appreciation/depreciation	(1,558,068)	1,414,740	(67,018)	(49,217)

Change in net assets resulting from operations	(952,828)	2,222,483	(17,102)	62,747

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,101)	(1,005)
From net realized gains	(204,092)	(85,875)	(10,979)	(13,856)
Class B (a)
From net investment income	—	—	—	(6)
From net realized gains	—	(133)	—	(230)
Class C
From net investment income	—	—	(116)	(88)
From net realized gains	(31,708)	(11,256)	(1,856)	(2,003)
Class R2
From net investment income	—	—	(29)	(7)
From net realized gains	(9,889)	(3,964)	(358)	(87)
Class R5
From net investment income	—	—	(36)	(61)
From net realized gains	(55,775)	(24,104)	(267)	(646)
Class R6
From net investment income	—	—	(7,550)	(341)
From net realized gains	(163,685)	(50,817)	(71,699)	(6,003)
Select Class
From net investment income	—	—	(1,784)	(8,298)
From net realized gains	(220,849)	(97,149)	(2,301)	(102,872)

Total distributions to shareholders	(685,998)	(273,298)	(98,076)	(135,503)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(300,688)	(1,251,267)	73,776	(343)

NET ASSETS:
Change in net assets	(1,939,514)	697,918	(41,402)	(73,099)
Beginning of period	15,643,650	14,945,732	751,348	824,447

End of period	$13,704,136	$15,643,650	$709,946	$751,348

Accumulated undistributed (distributions in excess of) net investment income	$(159)	$(366)	$258	$(27)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$143,232	$142,361
Net realized gain (loss)	83,639	943,140
Change in net unrealized appreciation/depreciation	(349,454)	(31,749)

Change in net assets resulting from operations	(122,583)	1,053,752

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,975)	(11,732)
From net realized gains	(69,017)	(101,441)
Class B (a)
From net investment income	—	(15)
From net realized gains	—	(335)
Class C
From net investment income	(885)	(1,049)
From net realized gains	(13,589)	(16,831)
Class R2
From net investment income	(1,056)	(1,082)
From net realized gains	(9,319)	(12,128)
Class R5
From net investment income	(9,323)	(6,071)
From net realized gains	(44,668)	(39,025)
Class R6
From net investment income	(50,265)	(35,475)
From net realized gains	(215,169)	(207,916)
Institutional Class
From net investment income	(46,200)	(57,166)
From net realized gains	(229,612)	(373,132)
Select Class
From net investment income	(12,647)	(27,032)
From net realized gains	(52,720)	(194,871)

Total distributions to shareholders	(765,445)	(1,085,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	658,512	1,863,908

NET ASSETS:
Change in net assets	(229,516)	1,832,359
Beginning of period	12,612,003	10,779,644

End of period	$12,382,487	$12,612,003

Accumulated undistributed (distributions in excess of) net investment income	$7,505	$1,266

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$313,069	$358,585	$28,692	$26,887
Distributions reinvested	30,719	22,668	538	402
Cost of shares redeemed	(274,502)	(108,252)	(12,209)	(6,767)

Change in net assets resulting from Class A capital transactions	$69,286	$273,001	$17,021	$20,522

Class C
Proceeds from shares issued	$—	$—	$7,392	$5,474
Distributions reinvested	—	—	101	84
Cost of shares redeemed	—	—	(3,617)	(1,468)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,876	$4,090

Class R5
Proceeds from shares issued	$—	$—	$258,080	$—
Distributions reinvested	—	—	2,408	1
Cost of shares redeemed	—	—	(12,547)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$247,941	$1

Class R6
Proceeds from shares issued	$2,058,427	$2,411,314	$—	$—
Distributions reinvested	368,866	326,426	—	—
Cost of shares redeemed	(1,381,896)	(180,826)	—	—

Change in net assets resulting from Class R6 capital transactions	$1,045,397	$2,556,914	$—	$—

Institutional Class
Proceeds from shares issued	$276,620	$529,705	$—	$—
Distributions reinvested	34,689	35,134	—	—
Cost of shares redeemed	(208,445)	(160,633)	—	—

Change in net assets resulting from Institutional Class capital transactions	$102,864	$404,206	$—	$—

Select Class
Proceeds from shares issued	$117,175	$374,608	$41,622	$50,453
Distributions reinvested	15,046	7,520	177	3,771
Cost of shares redeemed	(105,038)	(211,808)	(303,448)	(44,219)

Change in net assets resulting from Select Class capital transactions	$27,183	$170,320	$(261,649)	$10,005

Total change in net assets resulting from capital transactions	$1,244,730	$3,404,441	$7,189	$34,618

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	13,968	14,944	1,144	1,094
Reinvested	1,433	985	21	17
Redeemed	(12,641)	(4,497)	(500)	(276)

Change in Class A Shares	2,760	11,432	665	835

Class C
Issued	—	—	309	232
Reinvested	—	—	4	4
Redeemed	—	—	(155)	(61)

Change in Class C Shares	—	—	158	175

Class R5
Issued	—	—	9,397	—
Reinvested	—	—	91	— (a)
Redeemed	—	—	(460)	—

Change in Class R5 Shares	—	—	9,028	— (a)

Class R6
Issued	92,272	99,461	—	—
Reinvested	17,086	14,056	—	—
Redeemed	(63,085)	(7,497)	—	—

Change in Class R6 Shares	46,273	106,020	—	—

Institutional Class
Issued	12,447	21,787	—	—
Reinvested	1,607	1,514	—	—
Redeemed	(9,387)	(6,635)	—	—

Change in Institutional Class Shares	4,667	16,666	—	—

Select Class
Issued	5,191	15,608	1,705	2,071
Reinvested	696	323	7	156
Redeemed	(4,782)	(8,625)	(11,388)	(1,772)

Change in Select Class Shares	1,105	7,306	(9,676)	455

(a)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,283	$1,181	$1,145,689	$1,420,165
Distributions reinvested	47	6	76,806	99,766
Cost of shares redeemed	(756)	(194)	(929,480)	(887,735)
Conversion from Class B Shares	—	—	—	2,543

Change in net assets resulting from Class A capital transactions	$574	$993	$293,015	$634,739

Class B (a)
Proceeds from shares issued	$—	$—	$—	$255
Distributions reinvested	—	—	—	101
Cost of shares redeemed	—	—	—	(1,842)
Conversion to Class A Shares	—	—	—	(2,543)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(4,029)

Class C
Proceeds from shares issued	$770	$782	$342,449	$469,144
Distributions reinvested	26	4	22,526	27,318
Cost of shares redeemed	(358)	(62)	(243,691)	(142,759)

Change in net assets resulting from Class C capital transactions	$438	$724	$121,284	$353,703

Class R2
Proceeds from shares issued	$—	$—	$33,036	$38,187
Distributions reinvested	—	—	1,417	1,483
Cost of shares redeemed	—	—	(15,534)	(11,830)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$18,919	$27,840

Class R5
Proceeds from shares issued	$—	$—	$412,223	$289,715
Distributions reinvested	—	—	13,452	14,261
Cost of shares redeemed	—	—	(240,758)	(90,072)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$184,917	$213,904

Class R6
Proceeds from shares issued	$—	$—	$1,204,396	$427,210
Distributions reinvested	—	—	37,570	26,378
Cost of shares redeemed	—	—	(245,859)	(143,972)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$996,107	$309,616

Select Class
Proceeds from shares issued	$84,242	$19,248	$1,604,186	$1,995,707
Distributions reinvested	118	41	80,801	97,011
Cost of shares redeemed	(29,433)	(14,283)	(1,736,883)	(940,908)

Change in net assets resulting from Select Class capital transactions	$54,927	$5,006	$(51,896)	$1,151,810

Total change in net assets resulting from capital transactions	$55,939	$6,723	$1,562,346	$2,687,583

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	53	49	85,185	102,541
Reinvested	2	— (b)	5,747	7,191
Redeemed	(32)	(8)	(69,349)	(63,788)
Conversion from Class B Shares	—	—	—	181

Change in Class A Shares	23	41	21,583	46,125

Class B (a)
Issued	—	—	—	19
Reinvested	—	—	—	7
Redeemed	—	—	—	(134)
Conversion to Class A Shares	—	—	—	(182)

Change in Class B Shares	—	—	—	(290)

Class C
Issued	33	33	25,820	34,111
Reinvested	1	— (b)	1,712	1,997
Redeemed	(15)	(3)	(18,409)	(10,411)

Change in Class C Shares	19	30	9,123	25,697

Class R2
Issued	—	—	2,472	2,750
Reinvested	—	—	106	107
Redeemed	—	—	(1,164)	(850)

Change in Class R2 Shares	—	—	1,414	2,007

Class R5
Issued	—	—	30,176	20,388
Reinvested	—	—	990	1,012
Redeemed	—	—	(17,661)	(6,358)

Change in Class R5 Shares	—	—	13,505	15,042

Class R6
Issued	—	—	88,149	30,221
Reinvested	—	—	2,760	1,872
Redeemed	—	—	(18,113)	(10,221)

Change in Class R6 Shares	—	—	72,796	21,872

Select Class
Issued	3,648	792	117,769	141,421
Reinvested	5	2	5,955	6,888
Redeemed	(1,210)	(584)	(126,901)	(66,629)

Change in Select Class Shares	2,443	210	(3,177)	81,680

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.
(b)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,769	$47,842	$53,101	$107,013
Distributions reinvested	28,009	13,884	801	594
Cost of shares redeemed	(76,067)	(55,510)	(74,383)	(17,993)
Conversion from Class B Shares	—	2,102	—	—

Change in net assets resulting from Class A capital transactions	$12,711	$8,318	$(20,481)	$89,614

Class B (a)
Proceeds from shares issued	$—	$130	$—	$—
Distributions reinvested	—	65	—	—
Cost of shares redeemed	—	(847)	—	—
Conversion to Class A Shares	—	(2,102)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,754)	$—	$—

Class C
Proceeds from shares issued	$6,659	$12,911	$7,643	$3,979
Distributions reinvested	1,582	554	52	10
Cost of shares redeemed	(5,693)	(3,566)	(1,302)	(621)

Change in net assets resulting from Class C capital transactions	$2,548	$9,899	$6,393	$3,368

Class R2 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R2 capital transactions	$21	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$20	$—	$7	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(426)	—

Change in net assets resulting from Class R5 capital transactions	$21	$—	$(419)	$379

Class R6 (b)
Proceeds from shares issued	$20	$—	$53	$374
Distributions reinvested	1	—	1	5
Cost of shares redeemed	—	—	(424)	—

Change in net assets resulting from Class R6 capital transactions	$21	$—	$(370)	$379

Select Class
Proceeds from shares issued	$15,091	$11,721	$166,370	$125,592
Distributions reinvested	1,957	962	2,047	755
Cost of shares redeemed	(11,548)	(4,225)	(114,645)	(27,379)

Change in net assets resulting from Select Class capital transactions	$5,500	$8,458	$53,772	$98,968

Total change in net assets resulting from capital transactions	$20,822	$23,921	$38,895	$192,708

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Growth and Income Fund			Hedged Equity Fund
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,429		1,044	3,349	6,659
Reinvested	676		308	51	36
Redeemed	(1,790)		(1,222)	(4,647)	(1,083)
Conversion from Class B Shares	—		45	—	—

Change in Class A Shares	315		175	(1,247)	5,612

Class B (a)
Issued	—		3	—	—
Reinvested	—		2	—	—
Redeemed	—		(20)	—	—
Conversion to Class A Shares	—		(46)	—	—

Change in Class B Shares	—		(61)	—	—

Class C
Issued	170		307	482	241
Reinvested	42		13	3	1
Redeemed	(147)		(85)	(82)	(38)

Change in Class C Shares	65		235	403	204

Class R2 (b)
Issued	1		—	—	—
Reinvested	—	(c)	—	—	—

Change in Class R2 Shares	1		—	—	—

Class R5 (b)
Issued	—	(c)	—	— (c)	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R5 Shares	—	(c)	—	(26)	24

Class R6 (b)
Issued	—	(c)	—	4	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R6 Shares	—	(c)	—	(22)	24

Select Class
Issued	345		248	10,436	7,719
Reinvested	45		20	130	46
Redeemed	(256)		(89)	(7,186)	(1,651)

Change in Select Class Shares	134		179	3,380	6,114

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 500 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,281,024	$1,015,188	$24,457	$12,794
Distributions reinvested	190,608	80,373	11,625	14,323
Cost of shares redeemed	(1,392,513)	(2,084,770)	(17,824)	(19,005)
Conversion from Class B Shares	—	6,138	—	1,111

Change in net assets resulting from Class A capital transactions	$79,119	$(983,071)	$18,258	$9,223

Class B (a)
Proceeds from shares issued	$—	$125	$—	$31
Distributions reinvested	—	131	—	226
Cost of shares redeemed	—	(2,472)	—	(923)
Conversion to Class A Shares	—	(6,138)	—	(1,111)

Change in net assets resulting from Class B capital transactions	$—	$(8,354)	$—	$(1,777)

Class C
Proceeds from shares issued	$142,471	$110,881	$7,145	$4,828
Distributions reinvested	22,387	7,502	1,705	1,882
Cost of shares redeemed	(130,104)	(107,204)	(3,753)	(2,807)

Change in net assets resulting from Class C capital transactions	$34,754	$11,179	$5,097	$3,903

Class R2
Proceeds from shares issued	$67,268	$78,590	$3,183	$669
Distributions reinvested	7,704	3,119	237	64
Cost of shares redeemed	(100,569)	(89,755)	(608)	(60)

Change in net assets resulting from Class R2 capital transactions	$(25,597)	$(8,046)	$2,812	$673

Class R5
Proceeds from shares issued	$514,798	$337,438	$3,673	$717
Distributions reinvested	52,449	22,865	160	515
Cost of shares redeemed	(607,179)	(549,243)	(3,493)	(843)

Change in net assets resulting from Class R5 capital transactions	$(39,932)	$(188,940)	$340	$389

Class R6
Proceeds from shares issued	$1,387,654	$723,964	$617,794	$5,285
Distributions reinvested	156,166	48,411	79,246	6,344
Cost of shares redeemed	(1,046,538)	(639,517)	(41,590)	(55,097)

Change in net assets resulting from Class R6 capital transactions	$497,282	$132,858	$655,450	$(43,468)

Select Class
Proceeds from shares issued	$1,153,454	$1,342,590	$24,717	$35,937
Distributions reinvested	160,552	69,462	3,536	110,461
Cost of shares redeemed	(2,160,320)	(1,618,945)	(636,434)	(115,684)

Change in net assets resulting from Select Class capital transactions	$(846,314)	$(206,893)	$(608,181)	$30,714

Total change in net assets resulting from capital transactions	$(300,688)	$(1,251,267)	$73,776	$(343)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	37,172	29,011	1,832	805
Reinvested	5,482	2,374	924	989
Redeemed	(40,416)	(59,974)	(1,372)	(1,211)
Conversion from Class B Shares	—	165	—	72

Change in Class A Shares	2,238	(28,424)	1,384	655

Class B (a)
Issued	—	4	—	2
Reinvested	—	4	—	16
Redeemed	—	(80)	—	(60)
Conversion to Class A Shares	—	(189)	—	(74)

Change in Class B Shares	—	(261)	—	(116)

Class C
Issued	4,722	3,633	563	319
Reinvested	751	255	140	134
Redeemed	(4,450)	(3,539)	(297)	(190)

Change in Class C Shares	1,023	349	406	263

Class R2
Issued	1,959	2,288	228	44
Reinvested	226	94	19	5
Redeemed	(2,918)	(2,626)	(45)	(4)

Change in Class R2 Shares	(733)	(244)	202	45

Class R5
Issued	14,389	9,542	285	46
Reinvested	1,488	669	13	36
Redeemed	(17,156)	(15,538)	(267)	(52)

Change in Class R5 Shares	(1,279)	(5,327)	31	30

Class R6
Issued	38,341	20,459	41,745	338
Reinvested	4,416	1,413	6,381	442
Redeemed	(29,799)	(18,258)	(3,365)	(3,591)

Change in Class R6 Shares	12,958	3,614	44,761	(2,811)

Select Class
Issued	33,270	38,845	1,852	2,280
Reinvested	4,602	2,047	277	7,737
Redeemed	(61,477)	(46,403)	(43,139)	(7,526)

Change in Select Class Shares	(23,605)	(5,511)	(41,010)	2,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$469,469	$467,436
Distributions reinvested	70,720	100,057
Cost of shares redeemed	(397,193)	(335,025)
Conversion from Class B Shares	—	3,680

Change in net assets resulting from Class A capital transactions	$142,996	$236,148

Class B (a)
Proceeds from shares issued	$—	$94
Distributions reinvested	—	331
Cost of shares redeemed	—	(1,044)
Conversion to Class A Shares	—	(3,680)

Change in net assets resulting from Class B capital transactions	$—	$(4,299)

Class C
Proceeds from shares issued	$102,150	$100,381
Distributions reinvested	13,355	16,229
Cost of shares redeemed	(56,529)	(35,992)

Change in net assets resulting from Class C capital transactions	$58,976	$80,618

Class R2
Proceeds from shares issued	$72,587	$73,014
Distributions reinvested	9,669	12,101
Cost of shares redeemed	(42,951)	(31,851)

Change in net assets resulting from Class R2 capital transactions	$39,305	$53,264

Class R5
Proceeds from shares issued	$610,125	$154,746
Distributions reinvested	48,938	37,556
Cost of shares redeemed	(195,954)	(134,896)

Change in net assets resulting from Class R5 capital transactions	$463,109	$57,406

Class R6
Proceeds from shares issued	$2,370,357	$798,670
Distributions reinvested	263,145	239,312
Cost of shares redeemed	(553,912)	(439,022)

Change in net assets resulting from Class R6 capital transactions	$2,079,590	$598,960

Institutional Class
Proceeds from shares issued	$985,884	$1,523,300
Distributions reinvested	243,871	381,848
Cost of shares redeemed	(2,103,943)	(1,111,795)

Change in net assets resulting from Institutional Class capital transactions	$(874,188)	$793,353

Select Class
Proceeds from shares issued	$368,200	$1,285,405
Distributions reinvested	57,766	209,185
Cost of shares redeemed	(1,677,242)	(434,850)
Redemptions in-kind (See Note 8)	—	(1,011,282)

Change in net assets resulting from Select Class capital transactions	$(1,251,276)	$48,458

Total change in net assets resulting from capital transactions	$658,512	$1,863,908

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	U.S. Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	33,923	31,429
Reinvested	5,214	7,040
Redeemed	(28,824)	(22,457)
Conversion from Class B Shares	—	244

Change in Class A Shares	10,313	16,256

Class B (a)
Issued	—	6
Reinvested	—	24
Redeemed	—	(71)
Conversion to Class A Shares	—	(248)

Change in Class B Shares	—	(289)

Class C
Issued	7,574	6,915
Reinvested	1,010	1,173
Redeemed	(4,215)	(2,474)

Change in Class C Shares	4,369	5,614

Class R2
Issued	5,242	4,931
Reinvested	718	858
Redeemed	(3,104)	(2,153)

Change in Class R2 Shares	2,856	3,636

Class R5
Issued	42,836	10,375
Reinvested	3,593	2,629
Redeemed	(14,029)	(9,000)

Change in Class R5 Shares	32,400	4,004

Class R6
Issued	164,015	53,558
Reinvested	19,299	16,724
Redeemed	(40,193)	(29,144)

Change in Class R6 Shares	143,121	41,138

Institutional Class
Issued	71,431	101,695
Reinvested	17,924	26,755
Redeemed	(154,416)	(74,335)

Change in Institutional Class Shares	(65,061)	54,115

Select Class
Issued	26,575	88,739
Reinvested	4,256	14,687
Redeemed	(114,285)	(29,025)
Redemptions in-kind (See Note 8)	—	(66,840)

Change in Select Class Shares	(83,454)	7,561

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2016	$23.99	$0.26	$(1.32)	$(1.06)	$(0.22)	$(0.97)	$(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	0.61	0.82	(0.20)	—	(0.20)

Class R6
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	0.63	0.92	(0.27)	—	(0.27)

Institutional Class
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	0.63	0.90	(0.25)	—	(0.25)

Select Class
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	0.63	0.88	(0.23)	—	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$21.74	(4.30)%	$497,934	0.85%	1.20%	1.02%	122%
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198

21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198

21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198

21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2016	$25.34	$(0.12	)(d)	$(0.82)	$(0.94)	$(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(d)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)(f)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(d)(g)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—

Class C
Year Ended June 30, 2016	24.39	(0.24	)(d)	(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(d)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)(f)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(d)(g)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—

Class R5
Year Ended June 30, 2016	26.22	0.01	(d)	(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(d)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)(f)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(d)(g)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—

Select Class
Year Ended June 30, 2016	25.83	(0.10	)(d)	(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(d)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)(f)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(d)(g)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.13	(3.77)%	$53,334	1.19%	(0.50)%		1.43%	61%
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(e)(f)	1.25	55
18.94	19.19	126	1.25	(0.30	)(g)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99

23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(e)(f)	1.75	55
18.43	18.60	123	1.74	(0.80	)(g)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99

25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(e)(f)	0.84	55
19.42	19.73	32	0.80	0.15	(g)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99

24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(e)(f)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(g)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2016	$24.78	$(0.01	)(f)	$(0.38	)(g)	$(0.39)	$— (h)	$(0.66)	$(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	0.01		0.79		0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2016	24.34	(0.13	)(f)	(0.37	)(g)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—
July 29, 2011 (j) through June 30, 2012	15.00	(0.06)		0.79		0.73	— (h)	—	—

Select Class
Year Ended June 30, 2016	24.95	0.06	(f)	(0.39	)(g)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87		4.91	— (h)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)
July 29, 2011 (j) through June 30, 2012	15.00	0.04		0.80		0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b) (e)

$23.73	(1.60)%	$1,937	1.24%		(0.03)%	1.55%		45%
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(i)	(0.13)	3.75	(i)	61
15.79	5.37	53	1.25	(i)	0.04	5.09	(i)	71

23.18	(2.10)	1,268	1.74		(0.54)	1.96		45
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(i)	(0.63)	4.25	(i)	61
15.73	4.87	52	1.75	(i)	(0.46)	5.58	(i)	71

23.92	(1.37)	136,284	0.99		0.24	1.11		45
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(i)	0.12	3.51	(i)	61
15.81	5.61	3,063	1.00	(i)	0.29	4.84	(i)	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2016	$13.77	$0.25	(f)	$0.35	$0.60	$(0.25)	$(0.11)	$(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)

Class C
Year Ended June 30, 2016	13.58	0.18	(f)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)

Class R2
Year Ended June 30, 2016	13.74	0.21	(f)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)

Class R5
Year Ended June 30, 2016	13.98	0.31	(f)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)

Class R6
Year Ended June 30, 2016	13.97	0.33	(f)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2016	13.97	0.28	(f)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.01	4.45%	$3,370,383	1.04%	1.83%		1.11%	20%
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44

13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44

13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44

14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44

14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2016	$45.46	$0.59	$(0.27)	$0.32	$(0.55)	$(2.48)	$(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	1.16	1.51	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	1.08	1.28	(0.23)	—	(0.23)

Class R2
November 2, 2015 (g) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
November 2, 2015 (g) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
November 2, 2015 (g) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

Select Class
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	1.21	1.66	(0.42)	—	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.75	1.02%	$422,151	1.06%	1.38%	1.13%	39%
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28

39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28

42.94	(0.40)	20	1.28	1.44	3.72	39

45.01	0.05	20	0.59	2.14	3.02	39

45.01	0.08	20	0.53	2.19	2.96	39

44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2016	$16.47	$0.20	(g)	$(0.28)	$(0.08)	$(0.16)	$—	$(0.16)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2016	16.43	0.13	(g)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Year Ended June 30, 2016	16.51	0.24	(g)	(0.24)	— (i)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2016	16.52	0.27	(g)	(0.27)	— (i)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Year Ended June 30, 2016	16.50	0.25	(g)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.23	(0.43)%	$71,417	0.85%	1.27%	1.11%	57%
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

16.17	(0.95)	9,867	1.35	0.80	1.52	57
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.28	0.07	25	0.40	1.49	2.16	57
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.28	0.07	74	0.35	1.66	1.40	57
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.26	(0.17)	158,820	0.60	1.54	0.74	57
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2016	$36.82	$(0.06)		$(2.23)	$(2.29)	$—	$(1.60)	$(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(e)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06)		1.32	1.26	—	—	—

Class C
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(e)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15)		1.17	1.02	—	—	—

Class R2
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(e)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12)		1.32	1.20	— (f)	—	— (f)

Class R5
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(e)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04		1.32	1.36	(0.01)	—	(0.01)

Class R6
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(e)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05		1.33	1.38	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(e)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01)		1.31	1.30	— (f)	—	— (f)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$32.93	(6.45)%	$4,251,242	1.04%	(0.17)%		1.27%	43%
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(e)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28

28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(e)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28

32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(e)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28

33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(e)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28

33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(e)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28

33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(e)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2016	$15.02	$0.17	$(0.59)	$(0.42)	$(0.16)	$(1.73)	$(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(0.43)	(0.32)	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(0.41)	(0.36)	(0.06)	—	(0.06)

Class R2
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(0.42)	(0.34)	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(0.41)	(0.27)	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(0.42)	(0.27)	(0.15)	—	(0.15)

Select Class
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(0.41)	(0.29)	(0.13)	—	(0.13)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$12.71	(2.51)%	$96,373	0.93%	1.27%	1.12%	219%
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144

12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144

12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144

12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144

12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144

12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2016	$14.75	$0.12	(d)	$(0.30)	$(0.18)	$(0.11)	$(0.70)	$(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(d)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(d)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(d)	0.13	0.23	(0.09)	(0.06)	(0.15)

Class C
Year Ended June 30, 2016	14.40	0.05	(d)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(d)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(d)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(d)	0.15	0.19	(0.05)	(0.06)	(0.11)

Class R2
Year Ended June 30, 2016	14.66	0.08	(d)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(d)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(d)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(d)	0.13	0.20	(0.07)	(0.06)	(0.13)

Class R5
Year Ended June 30, 2016	14.80	0.18	(d)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(d)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(d)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(d)	0.14	0.28	(0.13)	(0.06)	(0.19)

Class R6
Year Ended June 30, 2016	14.82	0.18	(d)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(d)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(d)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(d)	0.14	0.28	(0.13)	(0.06)	(0.19)

Institutional Class
Year Ended June 30, 2016	14.79	0.16	(d)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(d)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(d)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(d)	0.14	0.27	(0.12)	(0.06)	(0.18)

Select Class
Year Ended June 30, 2016	14.78	0.13	(d)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(d)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(d)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(d)	0.14	0.26	(0.11)	(0.06)	(0.17)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.76	(1.15)%	$1,446,878	0.94%	0.85%	1.14%	83%
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83

13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83

13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83

13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83

13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83

13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83

13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2*, Class R5*, Class R6* and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class R2, Class R5 and Class R6 Shares commenced operation on November 2, 2015 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,290,363	$8,022	$—	$8,298,385

Appreciation in Other Financial Instruments
Futures Contracts	$1,452	$—	$—	$1,452

Dynamic Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$329,743	$—	$—	$329,743

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$141,470	$—	$—		$141,470

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,051,239	$—	$—		$12,051,239

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$486,362	$—	$—		$486,362

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$242,457	$60	$—		$242,517

Appreciation in Other Financial Instruments
Futures Contracts	$22	$—	$—		$22

Depreciation in Other Financial Instruments
Options Written
Call Option Written	$(3,201)	$—	$—		$(3,201)
Put Option Written	(673)	—	—		(673)

Total Depreciation in Other Financial Instruments	$(3,874)	$—	$—		$(3,874)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$13,746,830	$—	$—		$13,746,830

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$738,953	$—	$—	(d)	$738,953

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$12,345,713	$—	$—	(d)	$12,345,713

Appreciation in Other Financial Instruments
Futures Contracts	$1,108	$—	$—		$1,108

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for industry specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund, Large Cap Value Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	Large Cap Value Fund		U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$117,326	$2,799	$4,103	(a)	$59,445
Ending Notional Balance Long	102,524	1,777	—		65,632

(a)	Average for the period March 1, 2016 through March 31, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2016 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	1,956	$3,319
Options written	10,975	18,259
Options expired	(8,496)	(11,971)
Options closed	(2,153)	(5,769)

Options outstanding at June 30, 2016	2,282	$3,838

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2016:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,202
Average Number of Contracts Written	2,404
Ending Number of Contracts Purchased	1,141
Ending Number of Contracts Written	2,282

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class	Total
Disciplined Equity Fund
Transfer agency fees	$35	n/a		n/a	n/a	$57	$15	$11	$118
Sub-transfer agency fees	904	n/a		n/a	n/a	—	429	253	1,586
Dynamic Growth Fund
Transfer agency fees	8	$2		n/a	$4	n/a	n/a	6	20
Sub-transfer agency fees	91	12		n/a	2	n/a	n/a	20	125
Equity Focus Fund
Transfer agency fees	2	1		n/a	n/a	n/a	n/a	3	6
Sub-transfer agency fees	1	—	(a)	n/a	n/a	n/a	n/a	4	5

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Class A	Class C	Class R2		Class R5		Class R6		Institutional Class	Select Class	Total
Equity Income Fund
Transfer agency fees	$171	$69	$12		$12		$18		n/a	$62	$344
Sub-transfer agency fees	3,070	829	113		455		—		n/a	2,651	7,118
Growth and Income Fund
Transfer agency fees	207	5	—	(a)	—	(a)	—	(a)	n/a	6	218
Sub-transfer agency fees	221	18	—		—		—		n/a	24	263
Hedged Equity Fund
Transfer agency fees	5	2	n/a		—	(a)	—	(a)	n/a	10	17
Sub-transfer agency fees	123	4	n/a		—	(a)	—		n/a	58	185
Large Cap Growth Fund
Transfer agency fees	402	36	16		22		47		n/a	70	593
Sub-transfer agency fees	7,301	508	409		991		—		n/a	3,557	12,766
Large Cap Value Fund
Transfer agency fees	55	4	1		1		9		n/a	5	75
Sub-transfer agency fees	39	12	6		—	(a)	—		n/a	15	72
U.S. Equity Fund
Transfer agency fees	117	17	7		12		36		$155	36	380
Sub-transfer agency fees	1,817	217	440		609		—		3,174	946	7,203

(a)	Amount rounds to less than $500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—		$(1,445)	$1,445
Dynamic Growth Fund	(1,339)		1,277	62
Equity Focus Fund	—	(a)	— (a)	—	(a)
Equity Income Fund	—		(34)	34
Growth and Income Fund	—	(a)	(45)	45
Hedged Equity Fund	—	(a)	(124)	124
Large Cap Growth Fund	(2,775)		2,775	—	(a)
Large Cap Value Fund	—	(a)	(110)	110
U.S. Equity Fund	106		(5,642)	5,536

(a)	Amount rounds to less than $500.

The reclassifications for the Funds relate primarily to investments in real estate investment trusts, net operating losses and non-taxable dividends.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

Effective April 1, 2016, the Administrator merged into JPMIM, and JPMIM became the Funds’ administrator under the Administration Agreement.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a
Equity Focus Fund	0.25	0.75	n/a
Equity Income Fund	0.25	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.50
Hedged Equity Fund	0.25	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$13	$—
Dynamic Growth Fund	80	1
Equity Focus Fund	2	—
Equity Income Fund	1,093	7
Growth and Income Fund	31	—	(a)
Hedged Equity Fund	5	1
Large Cap Growth Fund	365	5
Large Cap Value Fund	18	—	(a)
U.S. Equity Fund	176	1

(a)	Amount rounds to less than $500.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
Hedged Equity Fund	0.25	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a		n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.19		1.69%		n/a	0.74%	n/a	n/a	0.94
Equity Focus Fund	1.25		1.75		n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54		1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.04	*	1.54	*	1.29	0.59	0.54	n/a	0.79	*
Hedged Equity Fund	0.85		1.35		n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.05		1.55		1.30	0.70	0.65	n/a	0.90
Large Cap Value Fund	0.93		1.45		1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.94		1.44		1.19	0.56	0.51	0.61	0.76

*	Prior to November 1, 2015, the contractual expense limitation for Growth and Income Fund was 1.30%, 1.80%, and 0.90% for Class A, Class C and Select Class Shares respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$32	$21	$1,496	$1,549	$70
Dynamic Growth Fund	99	66	121	286	n/a
Equity Focus Fund	70	47	3	120	—	(a)
Equity Income Fund	33	—	3,764	3,797	135
Growth and Income Fund	27	18	267	312	1
Hedged Equity Fund	186	107	134	427	1
Large Cap Growth Fund	51	—	12,840	12,891	113
Large Cap Value Fund	2	—	202	204	3
U.S. Equity Fund	41	—	7,428	7,469	413

(a)	Amount rounds to less than $500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2016 were as follows (amounts in thousands):

Disciplined Equity Fund	$280
Dynamic Growth Fund	—	(a)
Equity Focus Fund	9
Equity Income Fund	537
Growth and Income Fund	19
Hedged Equity Fund	8
Large Cap Growth Fund	1,064
Large Cap Value Fund	33
U.S. Equity Fund	285

(a)	Amount rounds to less than $500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Disciplined Equity Fund, Hedged Equity Fund, Large Cap Value Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$3
Equity Income Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	2
U.S. Equity Fund	10

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$10,430,558	$9,581,262
Dynamic Growth Fund	210,473	205,974
Equity Focus Fund	98,500	46,441
Equity Income Fund	3,308,983	2,035,011
Growth and Income Fund	188,389	197,507
Hedged Equity Fund	169,588	137,694
Large Cap Growth Fund	6,170,668	6,955,105
Large Cap Value Fund	1,543,637	1,561,487
U.S. Equity Fund	10,356,146	10,384,818

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,663,769	$870,707	$236,091	$634,616
Dynamic Growth Fund	263,330	75,350	8,937	66,413
Equity Focus Fund	132,109	15,034	5,673	9,361
Equity Income Fund	10,065,937	2,281,338	296,036	1,985,302
Growth and Income Fund	358,371	140,546	12,555	127,991
Hedged Equity Fund	225,917	27,172	10,572	16,600
Large Cap Growth Fund	9,641,448	4,267,477	162,095	4,105,382
Large Cap Value Fund	707,404	56,619	25,070	31,549
U.S. Equity Fund	9,819,736	2,801,756	275,779	2,525,977

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, non-taxable dividends and mark to market of options.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$306,286	$154,626	$460,912
Dynamic Growth Fund	—	3,697	3,697
Equity Focus Fund	772	1,551	2,323
Equity Income Fund	209,446	81,435	290,881
Growth and Income Fund	8,227	24,955	33,182
Hedged Equity Fund	2,951	—	2,951
Large Cap Growth Fund	—	685,998	685,998
Large Cap Value Fund	32,026	66,050	98,076
U.S. Equity Fund	216,055	549,390	765,445

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$293,140	$113,280	$406,420
Dynamic Growth Fund	—	4,785	4,785
Equity Focus Fund	350	264	614
Equity Income Fund	191,946	154,753	346,699
Growth and Income Fund	5,982	10,291	16,273
Hedged Equity Fund	1,387	—	1,387
Large Cap Growth Fund	—	273,298	273,298
Large Cap Value Fund	68,008	67,495	135,503
U.S. Equity Fund	419,265	666,036	1,085,301

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$14,073	$—	$(130,031)	$634,616
Dynamic Growth Fund	—	62	—	66,413
Equity Focus Fund	186	4	—	9,361
Equity Income Fund	2,004	6,503	—	1,985,302
Growth and Income Fund	284	13,368	—	127,991
Hedged Equity Fund	476	—	(13,305)	16,600
Large Cap Growth Fund	—	545,478	—	4,105,382
Large Cap Value Fund	285	23,684	(1,637)	31,549
U.S. Equity Fund	7,656	77,322	—	2,525,977

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals, non-taxable dividends and mark to market of options.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2016, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$1,637	$1,637

As of June 30, 2016, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Disciplined Equity Fund	$130,031	$—
Hedged Equity Fund	5,312	7,993

During the year ended June 30, 2016, the following Funds utilized pre-enactment capital loss carryforwards as follows (amounts in thousands):

Large Cap Value Fund	$1,637

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 net capital losses and other late year loss of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term	Other late year loss
Disciplined Equity Fund	$277,217	$107,328	$—
Dynamic Growth Fund	13,604	(3,082)	144
Equity Focus Fund	830	(543)	—
Hedged Equity Fund	(82)	112	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016 or at any time during the year then ended. Average borrowings from the Facility for the year ended June 30, 2016, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Growth Fund	$9,300	0.31%	1	$—	(a)

(a)	Amount rounds to less than $500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds had omnibus accounts which represented the following percentage of each Fund's net assets:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Growth Fund	—	n/a	2	12.4%
Equity Focus Fund	4	64.4%	—	n/a
Equity Income Fund	1	10.7	—	n/a
Growth and Income Fund	2	23.2	—	n/a
Hedged Equity Fund	—	n/a	5	59.6
Large Cap Growth Fund	—	n/a	4	21.2
U.S. Equity Fund	3	16.2	—	n/a

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	68.7%
Dynamic Growth Fund	n/a	68.8%	n/a
Equity Focus Fund	32.4%	n/a	n/a
Large Cap Value Fund	n/a	79.0	n/a
U.S. Equity Fund	n/a	n/a	16.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Redemptions in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemptions in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	105

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	107

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016 and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,005.10	$4.24	0.85%
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	1,008.00	1.75	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Institutional Class
Actual	1,000.00	1,007.10	2.25	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Select Class
Actual	1,000.00	1,006.30	2.99	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	930.60	5.71	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class C
Actual	1,000.00	928.10	8.10	1.69
Hypothetical	1,000.00	1,016.46	8.47	1.69
Class R5
Actual	1,000.00	932.70	3.56	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	931.60	4.56	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$966.20	$6.06	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	963.40	8.49	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Select Class
Actual	1,000.00	967.20	4.84	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99

Equity Income Fund
Class A
Actual	1,000.00	1,056.60	5.32	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class C
Actual	1,000.00	1,055.00	7.87	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R2
Actual	1,000.00	1,055.90	6.59	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R5
Actual	1,000.00	1,059.20	3.02	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	1,059.60	2.56	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Select Class
Actual	1,000.00	1,058.90	3.99	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,027.30	5.19	1.03
Hypothetical	1,000.00	1,019.74	5.17	1.03
Class C
Actual	1,000.00	1,025.00	7.70	1.53
Hypothetical	1,000.00	1,017.26	7.67	1.53
Class R2
Actual	1,000.00	1,026.30	6.45	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class R5
Actual	1,000.00	1,029.60	2.98	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R6
Actual	1,000.00	1,029.90	2.67	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Select Class
Actual	1,000.00	1,028.90	3.93	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78

Hedged Equity Fund
Class A
Actual	1,000.00	1,019.20	4.27	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class C
Actual	1,000.00	1,016.50	6.77	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,021.50	$2.01	0.40%
Hypothetical	1,000.00	1,022.87	2.01	0.40
Class R6
Actual	1,000.00	1,021.80	1.76	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Select Class
Actual	1,000.00	1,020.50	3.01	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	928.40	4.99	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class C
Actual	1,000.00	926.30	7.38	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R2
Actual	1,000.00	927.10	6.18	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R5
Actual	1,000.00	930.00	3.31	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R6
Actual	1,000.00	930.50	2.88	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Select Class
Actual	1,000.00	929.20	4.27	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,006.50	4.64	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	1,004.30	7.23	1.45
Hypothetical	1,000.00	1,017.65	7.27	1.45
Class R2
Actual	1,000.00	1,005.20	5.98	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class R5
Actual	1,000.00	1,008.10	2.90	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Class R6
Actual	1,000.00	1,008.60	2.55	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Select Class
Actual	1,000.00	1,007.20	4.39	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88

U.S. Equity Fund
Class A
Actual	1,000.00	1,003.50	4.68	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	1,000.50	7.16	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,001.70	$5.92	1.19%
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R5
Actual	1,000.00	1,005.40	2.79	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	1,005.00	2.49	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Institutional Class
Actual	1,000.00	1,005.10	3.04	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Select Class
Actual	1,000.00	1,004.50	3.79	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Disciplined Equity Fund	45.62%
Equity Focus Fund	100.00
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	43.51
U.S. Equity Fund	95.20

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$154,626
Dynamic Growth Fund	3,697
Equity Focus Fund	1,551
Equity Income Fund	81,435
Growth and Income Fund	24,955
Large Cap Growth Fund	685,998
Large Cap Value Fund	66,050
U.S. Equity Fund	549,390

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$163,274
Equity Focus Fund	772
Equity Income Fund	209,446
Growth and Income Fund	8,227
Hedged Equity Fund	2,951
Large Cap Value Fund	15,990
U.S. Equity Fund	216,055

JUNE 30, 2016	J.P. MORGAN LARGE CAP FUNDS	113

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-LCE-616

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2016

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day in recent global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.07)%
Russell 3000 Growth Index	1.88%

Net Assets as of 6/30/2016 (In Thousands)	$5,963,600

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., SolarCity Corp. and Illumina Inc.

Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on investor concerns about the company’s revenue accounting practices. Shares of SolarCity, a maker of solar energy systems, declined on lower than expected installations in the fourth quarter of 2015 and the first quarter of 2016. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Facebook Inc. and Acuity Brands Inc. Shares of Apple, a maker of computers and mobile devices, fell on slowing sales of its iPhone products and weakness in quarterly revenue. Shares of Facebook, a social media company, rose on continued growth in advertising revenue. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.7%
2.	Facebook, Inc., Class A	4.3
3.	Amazon.com, Inc.	3.5
4.	UnitedHealth Group, Inc.	2.4
5.	Waste Connections, Inc., (Canada)	2.1
6.	Mohawk Industries, Inc.	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Gilead Sciences, Inc.	1.9
9.	Bristol-Myers Squibb Co.	1.9
10.	Acuity Brands, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.8%
Consumer Discretionary	17.5
Health Care	16.9
Industrials	13.2
Financials	6.9
Materials	4.7
Consumer Staples	2.2
Energy	2.0
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		(10.04)%	10.84%	8.87%
Without Sales Charge		(5.07)	12.03	9.46
CLASS C SHARES	May 1, 2006
With CDSC**		(6.55)	11.49	8.87
Without CDSC		(5.55)	11.49	8.87
CLASS R5 SHARES	January 8, 2009	(4.72)	12.47	9.85
CLASS R6 SHARES	December 23, 2013	(4.59)	12.53	9.88
SELECT CLASS SHARES	May 1, 2006	(4.91)	12.25	9.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013 and Select Class Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.81)%
Russell Midcap Index	0.56%

Net Assets as of 6/30/2016 (In Thousands)	$2,364,349

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., CBRE Group Inc. and Illumina Inc. Shares of Valeant, a drug maker not held in the Benchmark, fell on continued investor concerns about the company’s revenue accounting practices. Shares of CBRE, a commercial real estate and investment company, fell on investor concerns the company’s earnings will be hurt by the U.K.’s exit from the European Union. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Jack Henry & Associates Inc. and Waste Connections Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Jack Henry & Associates, a provider of data processing to community banks, rose on better than expected quarterly earnings and revenue. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.1%
2.	Fortune Brands Home & Security, Inc.	1.4
3.	Hilton Worldwide Holdings, Inc.	1.4
4.	Amphenol Corp., Class A	1.4
5.	Carlisle Cos., Inc.	1.3
6.	Electronic Arts, Inc.	1.2
7.	Dollar General Corp.	1.2
8.	Waste Connections, Inc., (Canada)	1.2
9.	Acuity Brands, Inc.	1.1
10.	EQT Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.1%
Consumer Discretionary	19.0
Information Technology	17.1
Industrials	13.7
Health Care	9.3
Utilities	5.5
Consumer Staples	4.5
Energy	4.4
Materials	4.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		(9.18)%	9.52%	7.47%
Without Sales Charge		(4.15)	10.71	8.05
CLASS C SHARES	November 2, 2009
With CDSC**		(5.64)	10.15	7.69
Without CDSC		(4.64)	10.15	7.69
CLASS R2 SHARES	March 14, 2014	(4.40)	10.58	7.99
CLASS R5 SHARES	March 14, 2014	(3.73)	11.14	8.33
CLASS R6 SHARES	March 14, 2014	(3.66)	11.17	8.34
SELECT CLASS SHARES	January 1, 1997	(3.81)	11.09	8.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Multi-Cap Growth Funds Index from June 30, 2006 to June 30,

2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(10.01)%
Russell Midcap Growth Index	(2.14)%

Net Assets as of 6/30/2016 (In Thousands)	$2,851,483

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., SolarCity Corp. and Illumina Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell on continued investor concerns about the company’s revenue accounting practices. Shares of SolarCity, a maker of solar energy systems, declined on lower than expected installations in the fourth quarter of 2015 and the first quarter of 2016. Shares of Illumina, a provider of genetic analysis technology, fell on lower than expected sales in Europe and a reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Waste Connections Inc. and Ulta Salon Cosmetics & Fragrance Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd. Shares of Ulta Salon Cosmetics, a beauty products retailer, rose on better than expected quarterly earnings and the company’s forecast for sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach

to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Electronic Arts, Inc.	2.5%
2.	Mohawk Industries, Inc.	2.4
3.	Dollar General Corp.	2.4
4.	Waste Connections, Inc., (Canada)	2.3
5.	Acuity Brands, Inc.	2.2
6.	O’Reilly Automotive, Inc.	1.9
7.	Fortune Brands Home & Security, Inc.	1.9
8.	Hilton Worldwide Holdings, Inc.	1.8
9.	Vantiv, Inc., Class A	1.8
10.	Harris Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.4%
Consumer Discretionary	20.7
Industrials	18.2
Health Care	14.4
Financials	9.6
Materials	4.5
Consumer Staples	3.6
Energy	2.2
Short-Term Investment	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(15.01)%	8.05%	7.11%
Without Sales Charge		(10.29)	9.22	7.69
CLASS C SHARES	November 4, 1997
With CDSC**		(11.70)	8.68	7.12
Without CDSC		(10.70)	8.68	7.12
CLASS R2 SHARES	June 19, 2009	(10.42)	9.05	7.52
CLASS R5 SHARES	November 1, 2011	(9.87)	9.71	8.09
CLASS R6 SHARES	November 1, 2011	(9.82)	9.76	8.11
SELECT CLASS SHARES	March 2, 1989	(10.01)	9.56	8.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Global Multi-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Global Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	2.35%
Russell Midcap Value Index	3.25%

Net Assets as of 6/30/2016 (In Thousands)	$15,564,142

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s overweight position and security selection in the consumer discretionary sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Kohl’s Corp. and its underweight position in Nvidia Corp. Shares of Gap, an apparel retailer not held in the Benchmark, fell on sales weakness due to the relative strength of the U.S. dollar and disappointing holiday season sales at its Old Navy brand. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth. Shares Nvidia, a graphics software maker that was not held in the Fund, rose on strong demand for its semiconductors.

Leading individual contributors to relative performance included the Fund’s overweight positions in Jack Henry & Associates Inc., Westar Energy Inc. and its underweight position in Perrigo Co. Shares of Jack Henry & Associates, a provider of financial data processing technology that was not held in the Benchmark, rose on better than expected quarterly earnings and revenue. Shares of Westar Energy, an electric utility, rose as investors sought out companies with higher divided yields. Shares of Perrigo, a specialty pharmaceuticals and consumer products company, rose on better than expected revenue growth and investor expectations that the company may become an acquisition target.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EQT Corp.	2.1%
2.	Energen Corp.	2.0
3.	Mohawk Industries, Inc.	1.8
4.	Loews Corp.	1.7
5.	M&T Bank Corp.	1.6
6.	Synopsys, Inc.	1.6
7.	Columbia Pipeline Group, Inc.	1.6
8.	Xcel Energy, Inc.	1.5
9.	Arrow Electronics, Inc.	1.5
10.	Marsh & McLennan Cos., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Consumer Discretionary	17.1
Utilities	10.8
Information Technology	9.9
Industrials	9.0
Energy	6.5
Consumer Staples	5.5
Health Care	4.3
Materials	3.9
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(3.50)%	10.94%	7.66%
Without Sales Charge		1.85	12.14	8.24
CLASS C SHARES	April 30, 2001
With CDSC**		0.35	11.58	7.69
Without CDSC		1.35	11.58	7.69
CLASS R2 SHARES	November 3, 2008	1.61	11.85	8.03
INSTITUTIONAL CLASS SHARES	November 13, 1997	2.35	12.69	8.78
SELECT CLASS SHARES	October 31, 2001	2.11	12.43	8.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.19%

Net Assets as of 6/30/16 (In Thousands)	$188,103

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health services and systems and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceuticals and medical technology sector and its security selection and overweight position in the banks and brokerages sector were leading detractors from relative performance.

Leading individual contributors to Fund’s return included its short positions in Consol Energy Inc. and Tenet Healthcare Inc. and its long position in CoreLogic Inc. Shares of Consol Energy, an oil and gas producer, fell on continued weakness in global energy prices. Shares of Tenet Healthcare, a hospitals operator, fell on declining patient visits. Shares of CoreLogic, a provider of real estate data and analysis, rose on better than expected quarterly earnings and revenue.

Leading individual detractors from Fund returns included its short positions in Twitter Inc. and Nordstrom Inc. and its long position in Health Net Inc. Shares of Twitter, a provider of social media, rose on expansion of its business into streaming live content. Shares of Nordstrom, an apparel retailer, rose on better than expected sales in the middle of the reporting period. Shares of Health Net, a health insurer, fell on lower than expected revenue early in the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Express Scripts Holding Co.	1.1%
2.	C.R. Bard, Inc.	1.1
3.	MSCI, Inc.	1.1
4.	Computer Sciences Corp.	1.0
5.	Ingredion, Inc.	1.0
6.	Entergy Corp.	1.0
7.	UGI Corp.	1.0
8.	PVH Corp.	1.0
9.	VeriSign, Inc.	1.0
10.	Hologic, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Monster Beverage Corp.	1.4%
2.	DexCom, Inc.	1.3
3.	Patterson Cos., Inc.	1.3
4.	Dominion Resources, Inc.	1.2
5.	WhiteWave Foods Co. (The)	1.2
6.	Constellation Brands, Inc., Class A	1.2
7.	Wynn Resorts Ltd.	1.2
8.	MAXIMUS, Inc.	1.2
9.	ViaSat, Inc.	1.2
10.	Donaldson Co.	1.2

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Industrials	16.2
Consumer Discretionary	12.8
Health Care	11.9
Consumer Staples	6.8
Materials	6.2
Energy	4.1
Financials	2.6
Utilities	2.3
Telecommunication Services	1.5
Short-Term Investment	11.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.5%
Industrials	19.4
Consumer Discretionary	14.0
Health Care	12.1
Consumer Staples	7.4
Materials	7.3
Energy	4.2
Financials	3.6
Utilities	3.2
Telecommunication Services	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge*		(4.99)%	(0.89)%	(0.76)%
Without Sales Charge		0.30	0.18	(0.22)
CLASS C SHARES	May 23, 2003
With CDSC**		(1.21)	(0.40)	(0.89)
Without CDSC		(0.21)	(0.40)	(0.89)
SELECT CLASS SHARES	May 23, 2003	0.60	0.44	0.03

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2006 to June 30, 2016. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(1.87)%
Russell 3000 Value Index	2.42%

Net Assets as of 6/30/2016 (In Thousands)	$10,090,951

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s overweight positions in the consumer discretionary and financial services sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the utilities and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions Kohl’s Corp. and Southwestern Energy Co. and its underweight position in General Electric Co. Shares of Kohl’s, an apparel retailer, fell on lower than expected earnings and weak sales growth. Shares of Southwestern Energy, a petroleum and natural gas producer, fell on continued weakness in global energy prices. Shares of General Electric, an industrial manufacturer not held by the Fund, rose on overall strength in the industrials sector stocks.

Leading individual contributors to relative performance included the Fund’s overweight positions in Xcel Energy Inc., Martin Marietta Materials Inc. and Post Holdings Inc. Shares of Xcel, an electric utility, rose on positive earnings performance and investor demand for utility stocks with high dividend yields. Shares of Martin Marietta, a supplier of construction materials, rose on better than expected earnings and overall strength in industrials sector stocks. Shares of Post Holdings, a maker of cereals and other packaged foods, rose on better than expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Exxon Mobil Corp.	3.0
3.	Pfizer, Inc.	2.8
4.	Loews Corp.	2.1
5.	Capital One Financial Corp.	1.9
6.	Johnson & Johnson	1.8
7.	Bank of America Corp.	1.7
8.	Merck & Co., Inc.	1.6
9.	M&T Bank Corp.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.7%
Consumer Discretionary	15.5
Health Care	9.6
Information Technology	7.5
Energy	7.4
Utilities	7.4
Industrials	7.1
Consumer Staples	5.6
Materials	3.3
Telecommunication Services	2.1
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		(7.46)%	9.62%	7.23%
Without Sales Charge		(2.34)	10.82	7.81
CLASS C SHARES	February 28, 2005
With CDSC**		(3.82)	10.27	7.28
Without CDSC		(2.82)	10.27	7.28
INSTITUTIONAL CLASS SHARES	February 28, 2005	(1.87)	11.37	8.36
SELECT CLASS SHARES	February 28, 2005	(2.10)	11.09	8.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assume a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 17.3%
	Automobiles — 0.6%
168	Tesla Motors, Inc. (a)	35,705

	Hotels, Restaurants & Leisure — 3.9%
1,178	Aramark	39,356
2,985	Hilton Worldwide Holdings, Inc.	67,245
1,251	Norwegian Cruise Line Holdings Ltd. (a)	49,848
1,303	Starbucks Corp.	74,427

		230,876

	Household Durables — 2.1%
657	Mohawk Industries, Inc. (a)	124,653

	Internet & Catalog Retail — 6.4%
290	Amazon.com, Inc. (a)	207,744
633	Netflix, Inc. (a)	57,889
68	Priceline Group, Inc. (The) (a)	84,392
822	Wayfair, Inc., Class A (a)	32,058

		382,083

	Multiline Retail — 1.5%
963	Dollar General Corp.	90,560

	Specialty Retail — 2.8%
920	Home Depot, Inc. (The)	117,462
218	Ulta Salon Cosmetics & Fragrance, Inc. (a)	53,114

		170,576

	Total Consumer Discretionary	1,034,453

	Consumer Staples — 2.2%
	Beverages — 0.8%
282	Monster Beverage Corp. (a)	45,384

	Food & Staples Retailing — 0.6%
1,570	Sprouts Farmers Market, Inc. (a)	35,962

	Food Products — 0.8%
720	Tyson Foods, Inc., Class A	48,089

	Total Consumer Staples	129,435

	Energy — 2.0%
	Oil, Gas & Consumable Fuels — 2.0%
724	Concho Resources, Inc. (a)	86,304
408	EOG Resources, Inc.	34,060

	Total Energy	120,364

	Financials — 6.9%
	Banks — 1.7%
1,176	East West Bancorp, Inc.	40,203
476	Signature Bank (a)	59,474

		99,677

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 3.0%
323	Affiliated Managers Group, Inc. (a)	45,511
152	BlackRock, Inc.	52,133
2,173	Charles Schwab Corp. (The)	54,986
854	Lazard Ltd., (Bermuda), Class A	25,420

		178,050

	Diversified Financial Services — 1.2%
653	S&P Global, Inc.	69,987

	Real Estate Management & Development — 1.0%
2,351	CBRE Group, Inc., Class A (a)	62,263

	Total Financials	409,977

	Health Care — 16.8%
	Biotechnology — 6.0%
437	Celgene Corp. (a)	43,072
1,379	Gilead Sciences, Inc.	115,036
225	Intercept Pharmaceuticals, Inc. (a)	32,146
840	Kite Pharma, Inc. (a)	41,980
160	Regeneron Pharmaceuticals, Inc. (a)	55,947
393	Spark Therapeutics, Inc. (a)	20,084
599	Vertex Pharmaceuticals, Inc. (a)	51,534

		359,799

	Health Care Equipment & Supplies — 0.3%
1,507	Novadaq Technologies, Inc., (Canada) (a)	14,831

	Health Care Providers & Services — 6.2%
1,292	Acadia Healthcare Co., Inc. (a)	71,566
415	Aetna, Inc.	50,708
218	Cigna Corp.	27,838
1,576	Envision Healthcare Holdings, Inc. (a)	39,978
226	Humana, Inc.	40,599
996	UnitedHealth Group, Inc.	140,607

		371,296

	Health Care Technology — 0.8%
1,310	Veeva Systems, Inc., Class A (a)	44,707

	Life Sciences Tools & Services — 1.1%
472	Illumina, Inc. (a)	66,245

	Pharmaceuticals — 2.4%
1,532	Bristol-Myers Squibb Co.	112,642
1,016	Revance Therapeutics, Inc. (a)	13,820
2,210	TherapeuticsMD, Inc. (a)	18,788

		145,250

	Total Health Care	1,002,128

	Industrials — 13.1%
	Airlines — 1.0%
1,481	Southwest Airlines Co.	58,062

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 2.8%
1,406	Fortune Brands Home & Security, Inc.	81,483
593	Lennox International, Inc.	84,533

		166,016

	Commercial Services & Supplies — 3.0%
515	Stericycle, Inc. (a)	53,591
1,766	Waste Connections, Inc., (Canada)	127,240

		180,831

	Electrical Equipment — 1.7%
422	Acuity Brands, Inc.	104,614

	Industrial Conglomerates — 1.1%
650	Carlisle Cos., Inc.	68,713

	Machinery — 0.6%
299	Middleby Corp. (The) (a)	34,402

	Professional Services — 0.9%
400	Equifax, Inc.	51,322

	Road & Rail — 0.6%
579	Old Dominion Freight Line, Inc. (a)	34,893

	Trading Companies & Distributors — 1.4%
2,335	HD Supply Holdings, Inc. (a)	81,294

	Total Industrials	780,147

	Information Technology — 34.5%
	Communications Equipment — 2.7%
650	Arista Networks, Inc. (a)	41,866
972	Harris Corp.	81,129
295	Palo Alto Networks, Inc. (a)	36,216

		159,211

	Electronic Equipment, Instruments & Components — 2.0%
1,151	Amphenol Corp., Class A	65,987
2,717	Corning, Inc.	55,644

		121,631

	Internet Software & Services — 11.6%
485	Alphabet, Inc., Class C (a)	335,741
229	CoStar Group, Inc. (a)	50,161
2,234	Facebook, Inc., Class A (a)	255,256
1,738	GoDaddy, Inc., Class A (a)	54,199

		695,357

	IT Services — 5.8%
1,016	MasterCard, Inc., Class A	89,442
2,189	PayPal Holdings, Inc. (a)	79,924
1,258	Vantiv, Inc., Class A (a)	71,180
1,394	Visa, Inc., Class A	103,386

		343,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 2.8%
472	Broadcom Ltd., (Singapore)	73,333
411	Lam Research Corp.	34,574
755	NXP Semiconductors N.V., (Netherlands) (a)	59,155

		167,062

	Software — 8.1%
598	Adobe Systems, Inc. (a)	57,273
1,353	Electronic Arts, Inc. (a)	102,533
647	Guidewire Software, Inc. (a)	39,934
1,785	Microsoft Corp.	91,359
785	Mobileye N.V., (Israel) (a)	36,215
509	salesforce.com, Inc. (a)	40,428
699	ServiceNow, Inc. (a)	46,400
658	Splunk, Inc. (a)	35,629
424	Workday, Inc., Class A (a)	31,690

		481,461

	Technology Hardware, Storage & Peripherals — 1.5%
931	Apple, Inc.	89,008

	Total Information Technology	2,057,662

	Materials — 4.7%
	Chemicals — 2.9%
334	Air Products & Chemicals, Inc.	47,413
675	PPG Industries, Inc.	70,332
180	Sherwin-Williams Co. (The)	52,714

		170,459

	Construction Materials — 1.8%
570	Eagle Materials, Inc.	43,976
534	Vulcan Materials Co.	64,236

		108,212

	Total Materials	278,671

	Total Common Stocks (Cost $4,563,687)	5,812,837

Short-Term Investment — 1.7%
	Investment Company — 1.7%
103,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $103,543)	103,543

	Total Investments — 99.2% (Cost $4,667,230)	5,916,380
	Other Assets in Excess of Liabilities — 0.8%	47,220

	NET ASSETS — 100.0%	$5,963,600

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 18.9%
	Automobiles — 0.2%
26	Tesla Motors, Inc. (a)	5,434

	Distributors — 0.5%
130	Genuine Parts Co.	13,122

	Hotels, Restaurants & Leisure — 3.2%
426	Aramark	14,227
18	Chipotle Mexican Grill, Inc. (a)	7,411
1,480	Hilton Worldwide Holdings, Inc.	33,355
115	Marriott International, Inc., Class A	7,657
312	Norwegian Cruise Line Holdings Ltd. (a)	12,441

		75,091

	Household Durables — 3.1%
260	Mohawk Industries, Inc. (a)	49,293
331	Newell Brands, Inc.	16,098
293	Toll Brothers, Inc. (a)	7,871

		73,262

	Internet & Catalog Retail — 1.6%
139	Expedia, Inc.	14,748
88	Netflix, Inc. (a)	8,087
116	TripAdvisor, Inc. (a)	7,446
181	Wayfair, Inc., Class A (a)	7,040

		37,321

	Media — 1.3%
148	CBS Corp. (Non-Voting), Class B	8,046
219	DISH Network Corp., Class A (a)	11,488
355	TEGNA, Inc.	8,233
192	Time, Inc.	3,157

		30,924

	Multiline Retail — 2.0%
299	Dollar General Corp.	28,125
355	Kohl’s Corp.	13,456
184	Nordstrom, Inc.	7,014

		48,595

	Specialty Retail — 5.5%
17	AutoZone, Inc. (a)	13,139
224	Bed Bath & Beyond, Inc.	9,676
350	Best Buy Co., Inc.	10,713
473	Gap, Inc. (The)	10,042
82	O’Reilly Automotive, Inc. (a)	22,149
330	Ross Stores, Inc.	18,702
284	Sally Beauty Holdings, Inc. (a)	8,344
157	Tiffany & Co.	9,510

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
123	Tractor Supply Co.	11,188
64	Ulta Salon Cosmetics & Fragrance, Inc. (a)	15,690

		129,153

	Textiles, Apparel & Luxury Goods — 1.5%
404	Gildan Activewear, Inc., (Canada)	11,840
121	PVH Corp.	11,429
186	V.F. Corp.	11,446

		34,715

	Total Consumer Discretionary	447,617

	Consumer Staples — 4.5%
	Beverages — 1.3%
67	Constellation Brands, Inc., Class A	11,128
143	Dr. Pepper Snapple Group, Inc.	13,812
42	Monster Beverage Corp. (a)	6,782

		31,722

	Food & Staples Retailing — 1.8%
100	Casey’s General Stores, Inc.	13,125
438	Kroger Co. (The)	16,117
415	Rite Aid Corp. (a)	3,105
412	Sprouts Farmers Market, Inc. (a)	9,426

		41,773

	Food Products — 0.7%
47	TreeHouse Foods, Inc. (a)	4,861
183	Tyson Foods, Inc., Class A	12,209

		17,070

	Household Products — 0.3%
122	Energizer Holdings, Inc.	6,272

	Personal Products — 0.4%
123	Edgewell Personal Care Co. (a)	10,400

	Total Consumer Staples	107,237

	Energy — 4.4%
	Oil, Gas & Consumable Fuels — 4.4%
740	Columbia Pipeline Group, Inc.	18,872
152	Concho Resources, Inc. (a)	18,117
501	Energen Corp.	24,134
322	EQT Corp.	24,905
253	PBF Energy, Inc., Class A	6,017
176	Range Resources Corp.	7,601
328	Southwestern Energy Co. (a)	4,132

	Total Energy	103,778

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Financials — 20.0%
	Banks — 4.3%
420	Citizens Financial Group, Inc.	8,398
279	East West Bancorp, Inc.	9,536
812	Fifth Third Bancorp	14,283
139	First Republic Bank	9,716
540	Huntington Bancshares, Inc.	4,831
170	M&T Bank Corp.	20,124
123	Signature Bank (a)	15,315
399	SunTrust Banks, Inc.	16,392
128	Zions Bancorporation	3,219

		101,814

	Capital Markets — 4.0%
108	Affiliated Managers Group, Inc. (a)	15,259
73	Ameriprise Financial, Inc.	6,545
323	Invesco Ltd.	8,259
298	Lazard Ltd., (Bermuda), Class A	8,869
138	Legg Mason, Inc.	4,070
145	Northern Trust Corp.	9,632
229	Oaktree Capital Group LLC	10,232
137	Raymond James Financial, Inc.	6,758
183	T. Rowe Price Group, Inc.	13,371
388	TD Ameritrade Holding Corp.	11,045

		94,040

	Consumer Finance — 0.3%
395	Ally Financial, Inc. (a)	6,749

	Diversified Financial Services — 1.2%
166	Nasdaq, Inc.	10,742
159	S&P Global, Inc.	17,086

		27,828

	Insurance — 4.1%
13	Alleghany Corp. (a)	6,911
47	Chubb Ltd., (Switzerland)	6,178
324	Hartford Financial Services Group, Inc. (The)	14,379
494	Loews Corp.	20,281
253	Marsh & McLennan Cos., Inc.	17,292
163	Progressive Corp. (The)	5,470
329	Unum Group	10,453
75	W.R. Berkley Corp.	4,498
366	XL Group plc, (Ireland)	12,186

		97,648

	Real Estate Investment Trusts (REITs) — 5.5%
157	American Campus Communities, Inc.	8,282
318	American Homes 4 Rent, Class A	6,512
67	AvalonBay Communities, Inc.	12,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
86	Boston Properties, Inc.	11,374
385	Brixmor Property Group, Inc.	10,192
27	Essex Property Trust, Inc.	6,101
211	General Growth Properties, Inc.	6,283
132	HCP, Inc.	4,675
416	Kimco Realty Corp.	13,043
305	Outfront Media, Inc.	7,364
293	Rayonier, Inc.	7,680
102	Regency Centers Corp.	8,552
133	Vornado Realty Trust	13,363
282	Weyerhaeuser Co.	8,409
76	WP Carey, Inc.	5,304

		129,199

	Real Estate Management & Development — 0.6%
570	CBRE Group, Inc., Class A (a)	15,093

	Total Financials	472,371

	Health Care — 9.2%
	Biotechnology — 1.5%
135	BioMarin Pharmaceutical, Inc. (a)	10,526
55	Intercept Pharmaceuticals, Inc. (a)	7,848
170	Kite Pharma, Inc. (a)	8,480
92	Vertex Pharmaceuticals, Inc. (a)	7,931

		34,785

	Health Care Equipment & Supplies — 1.0%
222	Dentsply Sirona, Inc.	13,750
93	Edwards Lifesciences Corp. (a)	9,285

		23,035

	Health Care Providers & Services — 4.8%
274	Acadia Healthcare Co., Inc. (a)	15,196
154	AmerisourceBergen Corp.	12,211
183	Centene Corp. (a)	13,068
63	Cigna Corp.	8,124
569	Envision Healthcare Holdings, Inc. (a)	14,433
58	Henry Schein, Inc. (a)	10,193
135	Humana, Inc.	24,279
253	Premier, Inc., Class A (a)	8,273
66	Universal Health Services, Inc., Class B	8,829

		114,606

	Health Care Technology — 0.7%
319	Inovalon Holdings, Inc., Class A (a)	5,746
307	Veeva Systems, Inc., Class A (a)	10,475

		16,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 0.8%
141	Illumina, Inc. (a)	19,833

	Pharmaceuticals — 0.4%
74	Jazz Pharmaceuticals plc, (Ireland) (a)	10,513

	Total Health Care	218,993

	Industrials — 13.6%
	Airlines — 0.5%
292	Southwest Airlines Co.	11,465

	Building Products — 2.3%
579	Fortune Brands Home & Security, Inc.	33,588
141	Lennox International, Inc.	20,164

		53,752

	Commercial Services & Supplies — 1.7%
123	Stericycle, Inc. (a)	12,854
386	Waste Connections, Inc., (Canada)	27,790

		40,644

	Electrical Equipment — 2.5%
102	Acuity Brands, Inc.	25,168
255	AMETEK, Inc.	11,792
125	Hubbell, Inc.	13,189
187	Regal Beloit Corp.	10,313

		60,462

	Industrial Conglomerates — 1.3%
286	Carlisle Cos., Inc.	30,260

	Machinery — 2.3%
143	IDEX Corp.	11,714
147	Middleby Corp. (The) (a)	16,942
345	Rexnord Corp. (a)	6,768
73	Snap-on, Inc.	11,491
79	WABCO Holdings, Inc. (a)	7,225

		54,140

	Professional Services — 0.9%
160	Equifax, Inc.	20,483

	Road & Rail — 0.3%
134	Old Dominion Freight Line, Inc. (a)	8,100

	Trading Companies & Distributors — 1.8%
520	HD Supply Holdings, Inc. (a)	18,099
156	MSC Industrial Direct Co., Inc., Class A	10,990
94	Watsco, Inc.	13,246

		42,335

	Total Industrials	321,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 17.1%
	Communications Equipment — 2.1%
143	Arista Networks, Inc. (a)	9,206
295	CommScope Holding Co., Inc. (a)	9,152
249	Harris Corp.	20,751
85	Palo Alto Networks, Inc. (a)	10,395

		49,504

	Electronic Equipment, Instruments & Components — 3.3%
568	Amphenol Corp., Class A	32,577
284	Arrow Electronics, Inc. (a)	17,572
94	CDW Corp.	3,786
568	Corning, Inc.	11,627
191	FLIR Systems, Inc.	5,908
234	Keysight Technologies, Inc. (a)	6,809

		78,279

	Internet Software & Services — 1.2%
59	CoStar Group, Inc. (a)	12,879
363	GoDaddy, Inc., Class A (a)	11,307
262	Match Group, Inc. (a)	3,942

		28,128

	IT Services — 2.8%
162	Gartner, Inc. (a)	15,810
99	Global Payments, Inc.	7,074
170	Jack Henry & Associates, Inc.	14,820
321	Sabre Corp.	8,599
373	Vantiv, Inc., Class A (a)	21,112

		67,415

	Semiconductors & Semiconductor Equipment — 3.0%
197	Analog Devices, Inc.	11,177
62	Broadcom Ltd., (Singapore)	9,666
155	Cavium, Inc. (a)	5,998
218	KLA-Tencor Corp.	15,998
126	Lam Research Corp.	10,558
158	NXP Semiconductors N.V., (Netherlands) (a)	12,346
89	Xilinx, Inc.	4,101

		69,844

	Software — 4.7%
234	Atlassian Corp. plc, (Australia), Class A (a)	6,048
381	Electronic Arts, Inc. (a)	28,834
156	Guidewire Software, Inc. (a)	9,628
155	Mobileye N.V., (Israel) (a)	7,152
202	ServiceNow, Inc. (a)	13,406
189	Splunk, Inc. (a)	10,256

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
357	Synopsys, Inc. (a)	19,283
132	Tableau Software, Inc., Class A (a)	6,438
126	Workday, Inc., Class A (a)	9,401

		110,446

	Total Information Technology	403,616

	Materials — 4.2%
	Chemicals — 1.2%
116	PPG Industries, Inc.	12,071
59	Sherwin-Williams Co. (The)	17,418

		29,489

	Construction Materials — 1.3%
162	Eagle Materials, Inc.	12,475
149	Vulcan Materials Co.	17,886

		30,361

	Containers & Packaging — 1.7%
173	Ball Corp.	12,537
254	Silgan Holdings, Inc.	13,063
351	WestRock Co.	13,647

		39,247

	Total Materials	99,097

	Utilities — 5.5%
	Electric Utilities — 2.0%
220	Edison International	17,087
197	Westar Energy, Inc.	11,060
403	Xcel Energy, Inc.	18,027

		46,174

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.8%
207	National Fuel Gas Co.	11,759
322	Questar Corp.	8,182

		19,941

	Multi-Utilities — 2.7%
664	CenterPoint Energy, Inc.	15,925
360	CMS Energy Corp.	16,523
140	Sempra Energy	15,994
230	WEC Energy Group, Inc.	15,040

		63,482

	Total Utilities	129,597

	Total Common Stocks (Cost $1,772,200)	2,303,947

Short-Term Investment — 2.2%
	Investment Company — 2.2%
51,139	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $51,139)	51,139

	Total Investments — 99.6% (Cost $1,823,339)	2,355,086
	Other Assets in Excess of Liabilities — 0.4%	9,263

	NET ASSETS — 100.0%	$2,364,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 20.7%
	Automobiles — 0.5%
63	Tesla Motors, Inc. (a)	13,278

	Hotels, Restaurants & Leisure — 4.8%
1,037	Aramark	34,643
45	Chipotle Mexican Grill, Inc. (a)	18,114
2,326	Hilton Worldwide Holdings, Inc.	52,399
761	Norwegian Cruise Line Holdings Ltd. (a)	30,300

		135,456

	Household Durables — 3.1%
365	Mohawk Industries, Inc. (a)	69,238
713	Toll Brothers, Inc. (a)	19,187

		88,425

	Internet & Catalog Retail — 1.9%
216	Netflix, Inc. (a)	19,716
282	TripAdvisor, Inc. (a)	18,160
440	Wayfair, Inc., Class A (a)	17,158

		55,034

	Multiline Retail — 2.4%
728	Dollar General Corp.	68,445

	Specialty Retail — 6.5%
199	O’Reilly Automotive, Inc. (a)	54,048
803	Ross Stores, Inc.	45,538
692	Sally Beauty Holdings, Inc. (a)	20,340
299	Tractor Supply Co.	27,248
157	Ulta Salon Cosmetics & Fragrance, Inc. (a)	38,194

		185,368

	Textiles, Apparel & Luxury Goods — 1.5%
983	Gildan Activewear, Inc., (Canada)	28,841
248	V.F. Corp.	15,268

		44,109

	Total Consumer Discretionary	590,115

	Consumer Staples — 3.5%
	Beverages — 0.6%
103	Monster Beverage Corp. (a)	16,488

	Food & Staples Retailing — 1.9%
243	Casey’s General Stores, Inc.	31,957
1,003	Sprouts Farmers Market, Inc. (a)	22,972

		54,929

	Food Products — 1.0%
445	Tyson Foods, Inc., Class A	29,735

	Total Consumer Staples	101,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
370	Concho Resources, Inc. (a)	44,097
430	Range Resources Corp.	18,529

	Total Energy	62,626

	Financials — 9.6%
	Banks — 2.0%
653	East West Bancorp, Inc.	22,318
283	Signature Bank (a)	35,334

		57,652

	Capital Markets — 3.9%
264	Affiliated Managers Group, Inc. (a)	37,151
726	Lazard Ltd., (Bermuda), Class A	21,610
557	Oaktree Capital Group LLC	24,936
947	TD Ameritrade Holding Corp.	26,967

		110,664

	Diversified Financial Services — 2.4%
404	Nasdaq, Inc.	26,120
388	S&P Global, Inc.	41,588

		67,708

	Real Estate Management & Development — 1.3%
1,386	CBRE Group, Inc., Class A (a)	36,710

	Total Financials	272,734

	Health Care — 14.3%
	Biotechnology — 3.0%
330	BioMarin Pharmaceutical, Inc. (a)	25,651
134	Intercept Pharmaceuticals, Inc. (a)	19,129
413	Kite Pharma, Inc. (a)	20,670
225	Vertex Pharmaceuticals, Inc. (a)	19,345

		84,795

	Health Care Equipment & Supplies — 1.9%
539	Dentsply Sirona, Inc.	33,439
227	Edwards Lifesciences Corp. (a)	22,619

		56,058

	Health Care Providers & Services — 5.4%
669	Acadia Healthcare Co., Inc. (a)	37,065
446	Centene Corp. (a)	31,831
1,385	Envision Healthcare Holdings, Inc. (a)	35,147
169	Humana, Inc.	30,361
617	Premier, Inc., Class A (a)	20,169

		154,573

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Technology — 1.4%
780	Inovalon Holdings, Inc., Class A (a)	14,056
748	Veeva Systems, Inc., Class A (a)	25,524

		39,580

	Life Sciences Tools & Services — 1.7%
344	Illumina, Inc. (a)	48,273

	Pharmaceuticals — 0.9%
181	Jazz Pharmaceuticals plc, (Ireland) (a)	25,573

	Total Health Care	408,852

	Industrials — 18.2%
	Airlines — 1.0%
712	Southwest Airlines Co.	27,902

	Building Products — 3.6%
916	Fortune Brands Home & Security, Inc.	53,083
344	Lennox International, Inc.	49,087

		102,170

	Commercial Services & Supplies — 3.4%
301	Stericycle, Inc. (a)	31,309
922	Waste Connections, Inc., (Canada)	66,427

		97,736

	Electrical Equipment — 2.2%
247	Acuity Brands, Inc.	61,228

	Industrial Conglomerates — 1.2%
333	Carlisle Cos., Inc.	35,163

	Machinery — 2.1%
358	Middleby Corp. (The) (a)	41,254
192	WABCO Holdings, Inc. (a)	17,618

		58,872

	Professional Services — 1.3%
296	Equifax, Inc.	37,942

	Road & Rail — 0.7%
327	Old Dominion Freight Line, Inc. (a)	19,739

	Trading Companies & Distributors — 2.7%
1,282	HD Supply Holdings, Inc. (a)	44,642
229	Watsco, Inc.	32,245

		76,887

	Total Industrials	517,639

	Information Technology — 24.3%
	Communications Equipment — 3.4%
349	Arista Networks, Inc. (a)	22,438
605	Harris Corp.	50,503
207	Palo Alto Networks, Inc. (a)	25,327

		98,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.2%
869	Amphenol Corp., Class A	49,839
1,383	Corning, Inc.	28,322
466	FLIR Systems, Inc.	14,410

		92,571

	Internet Software & Services — 2.1%
143	CoStar Group, Inc. (a)	31,351
883	GoDaddy, Inc., Class A (a)	27,541

		58,892

	IT Services — 4.5%
395	Gartner, Inc. (a)	38,504
242	Global Payments, Inc.	17,253
783	Sabre Corp.	20,963
908	Vantiv, Inc., Class A (a)	51,395

		128,115

	Semiconductors & Semiconductor Equipment — 3.3%
152	Broadcom Ltd., (Singapore)	23,564
379	Cavium, Inc. (a)	14,630
307	Lam Research Corp.	25,797
384	NXP Semiconductors N.V., (Netherlands) (a)	30,080

		94,071

	Software — 7.8%
570	Atlassian Corp. plc, (Australia), Class A (a)	14,750
926	Electronic Arts, Inc. (a)	70,170
380	Guidewire Software, Inc. (a)	23,464
378	Mobileye N.V., (Israel) (a)	17,437
492	ServiceNow, Inc. (a)	32,647
461	Splunk, Inc. (a)	24,979
315	Tableau Software, Inc., Class A (a)	15,404
307	Workday, Inc., Class A (a)	22,902

		221,753

	Total Information Technology	693,670

	Materials — 4.5%
	Chemicals — 1.9%
282	PPG Industries, Inc.	29,414
80	Sherwin-Williams Co. (The)	23,565

		52,979

	Construction Materials — 2.6%
394	Eagle Materials, Inc.	30,391
362	Vulcan Materials Co.	43,554

		73,945

	Total Materials	126,924

	Total Common Stocks (Cost $2,463,726)	2,773,712

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.4%
	Investment Company — 2.4%
69,664	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $69,664)	69,664

	Total Investments — 99.7% (Cost $2,533,390)	2,843,376
	Other Assets in Excess of Liabilities — 0.3%	8,107

	NET ASSETS — 100.0%	$2,851,483

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 17.1%
	Distributors — 1.1%
1,691	Genuine Parts Co.	171,201

	Hotels, Restaurants & Leisure — 1.6%
6,844	Hilton Worldwide Holdings, Inc.	154,191
1,512	Marriott International, Inc., Class A	100,491

		254,682

	Household Durables — 3.1%
1,435	Mohawk Industries, Inc. (a)	272,396
4,319	Newell Brands, Inc.	209,788

		482,184

	Internet & Catalog Retail — 1.2%
1,795	Expedia, Inc.	190,785

	Media — 2.6%
1,906	CBS Corp. (Non-Voting), Class B	103,751
2,819	DISH Network Corp., Class A (a)	147,718
4,485	TEGNA, Inc.	103,922
2,445	Time, Inc.	40,240

		395,631

	Multiline Retail — 1.7%
4,558	Kohl’s Corp.	172,845
2,377	Nordstrom, Inc.	90,426

		263,271

	Specialty Retail — 4.4%
212	AutoZone, Inc. (a)	168,510
2,887	Bed Bath & Beyond, Inc.	124,784
4,504	Best Buy Co., Inc.	137,836
6,216	Gap, Inc. (The)	131,895
2,015	Tiffany & Co.	122,172

		685,197

	Textiles, Apparel & Luxury Goods — 1.4%
1,559	PVH Corp.	146,858
1,093	V.F. Corp.	67,219

		214,077

	Total Consumer Discretionary	2,657,028

	Consumer Staples — 5.4%
	Beverages — 2.1%
865	Constellation Brands, Inc., Class A	143,026
1,843	Dr. Pepper Snapple Group, Inc.	178,114

		321,140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
5,665	Kroger Co. (The)	208,430
5,327	Rite Aid Corp. (a)	39,897

		248,327

	Food Products — 0.4%
617	TreeHouse Foods, Inc. (a)	63,294

	Household Products — 0.5%
1,543	Energizer Holdings, Inc.	79,429

	Personal Products — 0.8%
1,584	Edgewell Personal Care Co. (a)	133,711

	Total Consumer Staples	845,901

	Energy — 6.5%
	Oil, Gas & Consumable Fuels — 6.5%
9,519	Columbia Pipeline Group, Inc.	242,637
6,458	Energen Corp.	311,346
4,125	EQT Corp.	319,361
3,261	PBF Energy, Inc., Class A	77,556
4,305	Southwestern Energy Co. (a)	54,151

	Total Energy	1,005,051

	Financials — 29.5%
	Banks — 6.3%
5,305	Citizens Financial Group, Inc.	106,003
10,497	Fifth Third Bancorp	184,649
1,752	First Republic Bank	122,632
6,943	Huntington Bancshares, Inc.	62,074
2,143	M&T Bank Corp.	253,419
5,028	SunTrust Banks, Inc.	206,565
1,681	Zions Bancorporation	42,245

		977,587

	Capital Markets — 4.0%
921	Ameriprise Financial, Inc.	82,742
4,169	Invesco Ltd.	106,484
1,751	Legg Mason, Inc.	51,633
1,894	Northern Trust Corp.	125,481
1,776	Raymond James Financial, Inc.	87,574
2,309	T. Rowe Price Group, Inc.	168,521

		622,435

	Consumer Finance — 0.5%
4,995	Ally Financial, Inc. (a)	85,268

	Insurance — 8.1%
162	Alleghany Corp. (a)	88,825
612	Chubb Ltd., (Switzerland)	79,983
4,154	Hartford Financial Services Group, Inc. (The)	184,334

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
6,317	Loews Corp.	259,576
3,243	Marsh & McLennan Cos., Inc.	222,006
2,066	Progressive Corp. (The)	69,210
4,228	Unum Group	134,418
965	W.R. Berkley Corp.	57,796
4,697	XL Group plc, (Ireland)	156,459

		1,252,607

	Real Estate Investment Trusts (REITs) — 10.6%
2,040	American Campus Communities, Inc.	107,878
4,142	American Homes 4 Rent, Class A	84,825
865	AvalonBay Communities, Inc.	155,955
1,130	Boston Properties, Inc.	149,101
5,021	Brixmor Property Group, Inc.	132,848
347	Essex Property Trust, Inc.	79,111
2,734	General Growth Properties, Inc.	81,536
1,721	HCP, Inc.	60,898
5,418	Kimco Realty Corp.	170,020
4,009	Outfront Media, Inc.	96,902
3,778	Rayonier, Inc.	99,128
1,338	Regency Centers Corp.	112,027
2,293	Starwood Property Trust, Inc.	47,513
1,683	Vornado Realty Trust	168,478
3,629	Weyerhaeuser Co.	108,042

		1,654,262

	Total Financials	4,592,159

	Health Care — 4.2%
	Health Care Providers & Services — 4.2%
2,020	AmerisourceBergen Corp.	160,258
833	Cigna Corp.	106,582
727	Henry Schein, Inc. (a)	128,580
842	Humana, Inc.	151,487
849	Universal Health Services, Inc., Class B	113,893

	Total Health Care	660,800

	Industrials — 9.0%
	Building Products — 1.0%
2,611	Fortune Brands Home & Security, Inc.	151,347

	Electrical Equipment — 2.9%
3,279	AMETEK, Inc.	151,580
1,636	Hubbell, Inc.	172,514
2,456	Regal Beloit Corp.	135,209

		459,303

	Industrial Conglomerates — 1.3%
1,919	Carlisle Cos., Inc.	202,809

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
1,848	IDEX Corp.	151,697
4,451	Rexnord Corp. (a)	87,368
928	Snap-on, Inc.	146,528

		385,593

	Professional Services — 0.4%
493	Equifax, Inc.	63,358

	Trading Companies & Distributors — 0.9%
2,004	MSC Industrial Direct Co., Inc., Class A	141,401

	Total Industrials	1,403,811

	Information Technology — 9.8%
	Communications Equipment — 0.8%
3,800	CommScope Holding Co., Inc. (a)	117,906

	Electronic Equipment, Instruments & Components — 3.3%
2,710	Amphenol Corp., Class A	155,336
3,697	Arrow Electronics, Inc. (a)	228,863
1,232	CDW Corp.	49,359
3,052	Keysight Technologies, Inc. (a)	88,769

		522,327

	Internet Software & Services — 0.3%
3,371	Match Group, Inc. (a)	50,817

	IT Services — 1.2%
2,183	Jack Henry & Associates, Inc.	190,481

	Semiconductors & Semiconductor Equipment — 2.6%
2,489	Analog Devices, Inc.	140,955
2,824	KLA-Tencor Corp.	206,840
1,155	Xilinx, Inc.	53,297

		401,092

	Software — 1.6%
4,596	Synopsys, Inc. (a)	248,578

	Total Information Technology	1,531,201

	Materials — 3.9%
	Chemicals — 0.7%
344	Sherwin-Williams Co. (The)	101,148

	Containers & Packaging — 3.2%
2,186	Ball Corp.	158,035
3,252	Silgan Holdings, Inc.	167,332
4,505	WestRock Co.	175,113

		500,480

	Total Materials	601,628

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 10.8%
	Electric Utilities — 3.8%
2,837	Edison International	220,323
2,542	Westar Energy, Inc.	142,554
5,190	Xcel Energy, Inc.	232,429

		595,306

	Gas Utilities — 1.7%
2,711	National Fuel Gas Co.	154,217
4,252	Questar Corp.	107,879

		262,096

	Multi-Utilities — 5.3%
8,682	CenterPoint Energy, Inc.	208,360
4,647	CMS Energy Corp.	213,125
1,811	Sempra Energy	206,472
2,969	WEC Energy Group, Inc.	193,844

		821,801

	Total Utilities	1,679,203

	Total Common Stocks (Cost $10,425,415)	14,976,782

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.4%
	Investment Company — 3.4%
522,537	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $522,537)	522,537

	Total Investments — 99.6% (Cost $10,947,952)	15,499,319
	Other Assets in Excess of Liabilities — 0.4%	64,823

	NET ASSETS — 100.0%	$15,564,142

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 105.8%
Common Stocks — 93.6%
	Consumer Discretionary — 13.6%
	Automobiles — 1.0%
104	Ford Motor Co.	1,310
20	General Motors Co.	579

		1,889

	Hotels, Restaurants & Leisure — 2.4%
17	Carnival Corp.	734
12	Darden Restaurants, Inc.	741
45	Restaurant Brands International, Inc., (Canada)	1,863
10	Six Flags Entertainment Corp.	562
63	Wendy’s Co. (The)	607

		4,507

	Household Durables — 1.1%
32	D.R. Horton, Inc.	1,002
1	NVR, Inc. (a) (j)	1,113

		2,115

	Internet & Catalog Retail — 0.2%
119	Groupon, Inc. (a)	387

	Leisure Products — 0.5%
14	Brunswick Corp.	622
12	Mattel, Inc.	363

		985

	Media — 1.0%
13	Sinclair Broadcast Group, Inc., Class A	384
320	Sirius XM Holdings, Inc. (a)	1,263
9	Time, Inc.	154

		1,801

	Multiline Retail — 0.9%
9	Kohl’s Corp.	353
13	Macy’s, Inc.	447
12	Target Corp. (j)	867

		1,667

	Specialty Retail — 4.5%
12	Bed Bath & Beyond, Inc.	523
59	Best Buy Co., Inc. (j)	1,803
11	GameStop Corp., Class A	299
33	GNC Holdings, Inc., Class A	804
3	Home Depot, Inc. (The)	412
22	Lowe’s Cos., Inc. (j)	1,712
153	Staples, Inc. (j)	1,319
56	Urban Outfitters, Inc. (a)	1,538

		8,410

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 2.0%
36		Michael Kors Holdings Ltd., (United Kingdom) (a)	1,778
21		PVH Corp.	2,002

			3,780

		Total Consumer Discretionary	25,541

		Consumer Staples — 7.2%
		Beverages — 0.8%
15		Molson Coors Brewing Co., Class B (j)	1,498

		Food & Staples Retailing — 0.7%
18		Wal-Mart Stores, Inc.	1,329

		Food Products — 3.9%
16		Ingredion, Inc. (j)	2,035
76		Pilgrim’s Pride Corp. (j)	1,939
6		Post Holdings, Inc. (a)	471
–	(h)	Seaboard Corp. (a)	1,292
25		Tyson Foods, Inc., Class A	1,648

			7,385

		Household Products — 0.8%
29		Energizer Holdings, Inc.	1,471

		Personal Products — 1.0%
16		Herbalife Ltd. (a)	926
20		Nu Skin Enterprises, Inc., Class A	917

			1,843

		Total Consumer Staples	13,526

		Energy — 4.4%
		Energy Equipment & Services — 1.9%
90		Ensco plc, (United Kingdom), Class A	875
32		FMC Technologies, Inc. (a)	857
61		Seadrill Ltd., (United Kingdom) (a)	199
88		Superior Energy Services, Inc.	1,618

			3,549

		Oil, Gas & Consumable Fuels — 2.5%
74		Denbury Resources, Inc. (a)	264
28		Devon Energy Corp.	1,002
24		Marathon Oil Corp.	358
7		Tesoro Corp.	505
23		Valero Energy Corp.	1,174
20		World Fuel Services Corp. (j)	971
45		WPX Energy, Inc. (a)	419

			4,693

		Total Energy	8,242

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Financials — 2.8%
	Banks — 0.4%
27	Synovus Financial Corp.	775

	Capital Markets — 0.2%
27	NorthStar Asset Management Group, Inc.	273

	Diversified Financial Services — 1.1%
27	MSCI, Inc.	2,102

	Real Estate Investment Trusts (REITs) — 0.8%
50	Equity Commonwealth (a)	1,467

	Thrifts & Mortgage Finance — 0.3%
107	MGIC Investment Corp. (a)	637

	Total Financials	5,254

	Health Care — 12.6%
	Biotechnology — 3.1%
12	Amgen, Inc. (j)	1,899
2	Biogen, Inc. (a)	520
21	Gilead Sciences, Inc. (j)	1,741
11	United Therapeutics Corp. (a)	1,160
5	Vertex Pharmaceuticals, Inc. (a)	416

		5,736

	Health Care Equipment & Supplies — 2.2%
9	C.R. Bard, Inc.	2,205
57	Hologic, Inc. (a) (j)	1,986

		4,191

	Health Care Providers & Services — 5.2%
9	AmerisourceBergen Corp.	676
7	Amsurg Corp. (a)	547
7	Anthem, Inc. (j)	936
9	Centene Corp. (a)	622
13	Cigna Corp.	1,715
24	Community Health Systems, Inc. (a)	292
30	Express Scripts Holding Co. (a)	2,235
10	Humana, Inc.	1,812
3	McKesson Corp.	509
9	Molina Healthcare, Inc. (a)	458

		9,802

	Pharmaceuticals — 2.1%
14	Jazz Pharmaceuticals plc, (Ireland) (a)	1,925
13	Mallinckrodt plc (a)	760
8	Mylan N.V. (a)	335
27	Pfizer, Inc. (j)	966
		3,986

	Total Health Care	23,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.2%
	Aerospace & Defense — 2.4%
55	BWX Technologies, Inc. (j)	1,950
3	Curtiss-Wright Corp.	287
11	Huntington Ingalls Industries, Inc. (j)	1,890
10	Spirit AeroSystems Holdings, Inc., Class A (a)	448

		4,575

	Air Freight & Logistics — 0.5%
14	C.H. Robinson Worldwide, Inc.	1,013

	Airlines — 1.3%
8	Alaska Air Group, Inc.	458
46	Delta Air Lines, Inc. (j)	1,685
10	United Continental Holdings, Inc. (a)	390

		2,533

	Commercial Services & Supplies — 1.6%
75	Pitney Bowes, Inc.	1,334
95	R.R. Donnelley & Sons Co.	1,601

		2,935

	Construction & Engineering — 3.8%
62	AECOM (a) (j)	1,984
14	Chicago Bridge & Iron Co. N.V., (Netherlands)	498
18	EMCOR Group, Inc.	870
37	Jacobs Engineering Group, Inc. (a)	1,843
14	Valmont Industries, Inc.	1,921

		7,116

	Electrical Equipment — 1.0%
33	Regal Beloit Corp.	1,799

	Machinery — 3.9%
18	AGCO Corp.	862
68	Allison Transmission Holdings, Inc. (j)	1,927
9	Illinois Tool Works, Inc. (j)	904
43	Joy Global, Inc.	906
30	Kennametal, Inc.	668
17	Parker-Hannifin Corp.	1,826
12	Terex Corp.	238

		7,331

	Professional Services — 0.7%
6	Dun & Bradstreet Corp. (The)	728
9	ManpowerGroup, Inc.	592

		1,320

	Road & Rail — 0.7%
18	Landstar System, Inc.	1,256

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.3%
9	MSC Industrial Direct Co., Inc., Class A	649
34	WESCO International, Inc. (a)	1,768

		2,417

	Total Industrials	32,295

	Information Technology — 25.4%
	Communications Equipment — 1.3%
80	Brocade Communications Systems, Inc.	737
32	Cisco Systems, Inc. (j)	909
37	Juniper Networks, Inc.	843

		2,489

	Electronic Equipment, Instruments & Components — 1.0%
19	SYNNEX Corp. (j)	1,823

	Internet Software & Services — 3.5%
80	eBay, Inc. (a)	1,862
32	GoDaddy, Inc., Class A (a)	985
13	IAC/InterActive Corp.	709
16	j2 Global, Inc. (j)	996
23	VeriSign, Inc. (a) (j)	2,002

		6,554

	IT Services — 6.6%
25	Amdocs Ltd. (j)	1,446
42	Computer Sciences Corp.	2,062
39	CoreLogic, Inc. (a) (j)	1,496
13	International Business Machines Corp.	1,950
69	Teradata Corp. (a)	1,737
9	Total System Services, Inc.	485
24	Vantiv, Inc., Class A (a)	1,385
99	Western Union Co. (The)	1,890

		12,451

	Semiconductors & Semiconductor Equipment — 2.6%
17	Lam Research Corp.	1,463
42	Marvell Technology Group Ltd., (Bermuda)	401
9	NVIDIA Corp. (j)	444
16	QUALCOMM, Inc.	840
91	Teradyne, Inc.	1,798

		4,946

	Software — 7.9%
17	Activision Blizzard, Inc.	675
60	CA, Inc.	1,980
77	Cadence Design Systems, Inc. (a)	1,879
23	Citrix Systems, Inc. (a) (j)	1,854
38	Microsoft Corp.	1,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
113	Nuance Communications, Inc. (a) (j)	1,773
17	Oracle Corp.	711
100	Rovi Corp. (a)	1,560
20	Synopsys, Inc. (a)	1,075
34	Take-Two Interactive Software, Inc.(a)	1,306

		14,745

	Technology Hardware, Storage & Peripherals — 2.5%
16	3D Systems Corp. (a)	221
11	Apple, Inc. (j)	1,016
101	HP, Inc.	1,265
64	NCR Corp. (a)	1,779
19	NetApp, Inc.	457

		4,738

	Total Information Technology	47,746

	Materials — 6.5%
	Chemicals — 2.1%
42	Cabot Corp. (j)	1,929
26	LyondellBasell Industries N.V., Class A	1,939

		3,868

	Containers & Packaging — 1.3%
6	Berry Plastics Group, Inc. (a)	247
15	Crown Holdings, Inc. (a)	765
8	International Paper Co.	321
26	Sealed Air Corp. (j)	1,201

		2,534

	Metals & Mining — 2.4%
26	Reliance Steel & Aluminum Co.	1,978
80	Steel Dynamics, Inc.	1,963
31	United States Steel Corp.	524

		4,465

	Paper & Forest Products — 0.7%
39	Domtar Corp.	1,376

	Total Materials	12,243

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
66	CenturyLink, Inc.	1,926
18	Verizon Communications, Inc.	979

	Total Telecommunication Services	2,905

	Utilities — 2.4%
	Electric Utilities — 1.1%
25	Entergy Corp. (j)	2,018

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Gas Utilities — 1.0%
44	UGI Corp. (j)	2,011

	Multi-Utilities — 0.3%
23	MDU Resources Group, Inc.	552

	Total Utilities	4,581

	Total Common Stocks (Cost $162,114)	176,048

Short-Term Investment — 12.2%
	Investment Company — 12.2%
23,007	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $23,007)	23,007

	Total Investments —105.8% (Cost $185,121)	199,055
	Liabilities in Excess of Other Assets — (5.8)%	(10,952)

	NET ASSETS — 100.0%	$188,103

Short Positions — 93.0%
Common Stocks — 93.0%
	Consumer Discretionary — 13.0%
	Auto Components — 0.5%
28	BorgWarner, Inc.	839

	Automobiles — 0.7%
7	Tesla Motors, Inc. (a)	1,380

	Hotels, Restaurants & Leisure — 2.7%
15	Aramark	505
4	Chipotle Mexican Grill, Inc. (a)	1,661
24	Norwegian Cruise Line Holdings Ltd. (a)	955
23	Wynn Resorts Ltd.	2,042

		5,163

	Household Durables — 1.3%
7	Mohawk Industries, Inc. (a)	1,248
26	Newell Brands, Inc.	1,240

		2,488

	Internet & Catalog Retail — 0.6%
7	Netflix, Inc. (a)	677
7	TripAdvisor, Inc. (a)	440

		1,117

	Media — 0.8%
8	AMC Entertainment Holdings, Inc., Class A	218
6	Charter Communications, Inc., Class A (a)	1,323

		1,541

	Multiline Retail — 1.9%
17	Dollar Tree, Inc. (a)	1,647
50	Nordstrom, Inc.	1,902

		3,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.6%
26	CarMax, Inc. (a)	1,286
31	DSW, Inc., Class A	654
4	Signet Jewelers Ltd.	319
8	TJX Cos., Inc. (The)	585
13	Tractor Supply Co.	1,194
3	Ulta Salon Cosmetics & Fragrance, Inc. (a)	773

		4,811

	Textiles, Apparel & Luxury Goods — 1.9%
12	Columbia Sportswear Co.	667
6	lululemon athletica, Inc., (Canada) (a)	451
47	Under Armour, Inc., Class A (a)	1,885
10	V.F. Corp.	632

		3,635

	Total Consumer Discretionary	24,523

	Consumer Staples — 6.9%
	Beverages — 3.3%
4	Boston Beer Co., Inc. (The), Class A (a)	680
11	Brown-Forman Corp., Class B	1,059
12	Constellation Brands, Inc., Class A	2,063
15	Monster Beverage Corp. (a)	2,366

		6,168

	Food & Staples Retailing — 0.8%
9	Costco Wholesale Corp.	1,461

	Food Products — 1.1%
44	WhiteWave Foods Co. (The) (a)	2,068

	Household Products — 0.7%
16	Procter & Gamble Co. (The)	1,337

	Personal Products — 1.0%
21	Estee Lauder Cos., Inc. (The), Class A	1,941

	Total Consumer Staples	12,975

	Energy — 3.9%
	Energy Equipment & Services — 0.7%
16	Helmerich & Payne, Inc.	1,052
29	Noble Corp. plc, (United Kingdom)	236

		1,288

	Oil, Gas & Consumable Fuels — 3.2%
19	Chevron Corp.	2,000
9	Concho Resources, Inc. (a)	1,103
23	CONSOL Energy, Inc.	366
66	Golar LNG Ltd., (Bermuda)	1,017
132	Kosmos Energy Ltd. (a)	722

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
22	Noble Energy, Inc.	774

		5,982

	Total Energy	7,270

	Financials — 3.4%
	Banks — 0.9%
115	People’s United Financial, Inc.	1,684

	Capital Markets — 0.7%
14	Artisan Partners Asset Management, Inc., Class A	396
26	Franklin Resources, Inc.	854

		1,250

	Consumer Finance — 0.3%
21	Navient Corp.	250
15	OneMain Holdings, Inc. (a)	335

		585

	Insurance — 0.5%
1	Markel Corp. (a)	977

	Real Estate Investment Trusts (REITs) — 1.0%
28	Kilroy Realty Corp.	1,854

	Total Financials	6,350

	Health Care — 11.2%
	Biotechnology — 1.6%
4	Alexion Pharmaceuticals, Inc. (a)	482
5	Alnylam Pharmaceuticals, Inc. (a)	279
5	BioMarin Pharmaceutical, Inc. (a)	405
8	Bluebird Bio, Inc. (a)	360
37	OPKO Health, Inc. (a)	341
9	Puma Biotechnology, Inc. (a)	269
1	Regeneron Pharmaceuticals, Inc. (a)	480
12	Seattle Genetics, Inc. (a)	496

		3,112

	Health Care Equipment & Supplies — 1.3%
2	Dentsply Sirona, Inc.	115
30	DexCom, Inc. (a)	2,354

		2,469

	Health Care Providers & Services — 5.0%
35	Acadia Healthcare Co., Inc. (a)	1,933
53	Envision Healthcare Holdings, Inc. (a)	1,355
6	Henry Schein, Inc. (a)	1,109
46	Patterson Cos., Inc.	2,204
32	Team Health Holdings, Inc. (a)	1,319
11	Universal Health Services, Inc., Class B	1,432

		9,352

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
39	Inovalon Holdings, Inc., Class A (a)	710

	Life Sciences Tools & Services — 0.5%
7	Illumina, Inc. (a)	937

	Pharmaceuticals — 2.4%
60	Catalent, Inc. (a)	1,388
15	Eli Lilly & Co.	1,158
42	Zoetis, Inc.	1,988

		4,534

	Total Health Care	21,114

	Industrials — 18.0%
	Aerospace & Defense — 2.3%
44	Hexcel Corp.	1,834
12	Orbital ATK, Inc.	1,035
4	TransDigm Group, Inc. (a)	963
16	Triumph Group, Inc.	565

		4,397

	Airlines — 0.7%
28	Spirit Airlines, Inc. (a)	1,258

	Building Products — 1.4%
18	Armstrong World Industries, Inc. (a)	692
32	Fortune Brands Home & Security, Inc.	1,881

		2,573

	Commercial Services & Supplies — 2.4%
112	Covanta Holding Corp.	1,838
29	Rollins, Inc.	861
14	Stericycle, Inc. (a)	1,424
6	Waste Connections, Inc., (Canada)	426

		4,549

	Electrical Equipment — 1.0%
8	Acuity Brands, Inc.	1,897

	Machinery — 4.6%
59	Donaldson Co., Inc.	2,022
20	Graco, Inc.	1,564
26	ITT, Inc.	838
16	Middleby Corp. (The) (a)	1,852
19	Oshkosh Corp.	890
5	Snap-on, Inc.	856
10	Wabtec Corp.	671

		8,693

	Professional Services — 0.9%
20	Verisk Analytics, Inc. (a)	1,626

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Road & Rail — 2.9%
17	Genesee & Wyoming, Inc., Class A (a)	1,016
16	Kansas City Southern	1,473
28	Old Dominion Freight Line, Inc. (a)	1,699
21	Ryder System, Inc.	1,285

		5,473

	Trading Companies & Distributors — 1.8%
44	Fastenal Co.	1,931
7	W.W. Grainger, Inc.	1,557

		3,488

	Total Industrials	33,954

	Information Technology — 25.6%
	Communications Equipment — 1.6%
30	CommScope Holding Co., Inc. (a)	928
28	ViaSat, Inc. (a)	2,025

		2,953

	Electronic Equipment, Instruments & Components — 3.5%
30	Amphenol Corp., Class A	1,700
41	CDW Corp.	1,646
3	Dolby Laboratories, Inc., Class A	166
31	Jabil Circuit, Inc.	564
21	Keysight Technologies, Inc. (a)	620
70	National Instruments Corp.	1,916

		6,612

	Internet Software & Services — 5.5%
15	Akamai Technologies, Inc. (a)	856
9	CoStar Group, Inc. (a)	1,886
6	LinkedIn Corp., Class A (a)	1,088
159	Pandora Media, Inc. (a)	1,978
21	Rackspace Hosting, Inc. (a)	435
116	Twitter, Inc. (a)	1,967
53	Yelp, Inc. (a)	1,611
13	Zillow Group, Inc., Class C (a)	483

		10,304

	IT Services — 7.3%
46	Booz Allen Hamilton Holding Corp.	1,365
23	Broadridge Financial Solutions, Inc.	1,506
17	DST Systems, Inc.	1,976
27	EPAM Systems, Inc. (a)	1,762
26	Fidelity National Information Services, Inc.	1,930
20	Gartner, Inc. (a)	1,917
37	MAXIMUS, Inc.	2,034
22	Paychex, Inc.	1,337

		13,827

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 2.0%
35	Cavium, Inc. (a)	1,340
183	Cypress Semiconductor Corp.	1,929
13	Microsemi Corp. (a)	420

		3,689

	Software — 5.7%
49	FireEye, Inc. (a)	809
24	NetSuite, Inc. (a)	1,770
34	Splunk, Inc. (a)	1,820
63	SS&C Technologies Holdings, Inc.	1,780
9	Tableau Software, Inc., Class A (a)	462
12	Tyler Technologies, Inc. (a)	1,955
9	Ultimate Software Group, Inc. (The) (a)	1,903
127	Zynga, Inc., Class A (a)	316

		10,815

	Total Information Technology	48,200

	Materials — 6.7%
	Chemicals — 3.3%
12	Air Products & Chemicals, Inc.	1,717
48	CF Industries Holdings, Inc.	1,152
42	FMC Corp.	1,925
13	Praxair, Inc.	1,410

		6,204

	Containers & Packaging — 0.3%
8	Ball Corp.	594

	Metals & Mining — 3.1%
38	Alcoa, Inc.	348
24	Compass Minerals International, Inc.	1,755
48	Freeport-McMoRan, Inc.	535
62	Southern Copper Corp., (Peru)	1,664
107	Tahoe Resources, Inc.	1,594

		5,896

	Total Materials	12,694

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
367	Sprint Corp. (a)	1,664
23	Telephone & Data Systems, Inc.	695

	Total Telecommunication Services	2,359

	Utilities — 3.0%
	Gas Utilities — 0.4%
8	Atmos Energy Corp.	663

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Multi-Utilities — 2.0%
27	Dominion Resources, Inc.	2,073
15	Sempra Energy	1,659

		3,732

	Water Utilities — 0.6%
14	American Water Works Co., Inc.	1,210

	Total Utilities	5,605

	Total Securities Sold Short (Proceeds $176,502)	$175,044

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(6)	E-mini S&P 500	09/16/16	USD	$(627)	$(8)
(8)	S&P Mid Cap 400	09/16/16	USD	(1,194)	(22)

					$(30)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
	Consumer Discretionary — 15.6%
	Distributors — 1.3%
1,240	Genuine Parts Co.	125,520

	Hotels, Restaurants & Leisure — 2.1%
1,121	Brinker International, Inc.	51,044
1,602	ClubCorp Holdings, Inc.	20,832
3,252	Hilton Worldwide Holdings, Inc.	73,256
4,100	La Quinta Holdings, Inc. (a)	46,742
1,080	Red Rock Resorts, Inc., Class A (a)	23,745

		215,619

	Household Durables — 0.4%
873	Newell Brands, Inc.	42,411

	Internet & Catalog Retail — 0.8%
705	Expedia, Inc.	74,888

	Media — 4.8%
1,199	CBS Corp. (Non-Voting), Class B	65,295
364	Charter Communications, Inc., Class A (a)	83,314
3,970	Clear Channel Outdoor Holdings, Inc., Class A	24,693
2,452	DISH Network Corp., Class A (a)	128,459
2,739	Entercom Communications Corp., Class A	37,175
3,084	Media General, Inc. (a)	53,017
499	Nexstar Broadcasting Group, Inc., Class A	23,733
903	TEGNA, Inc.	20,917
687	Time Warner, Inc.	50,544

		487,147

	Multiline Retail — 1.1%
2,949	Kohl’s Corp.	111,837

	Specialty Retail — 4.2%
100	AutoZone, Inc. (a)	79,082
1,637	Bed Bath & Beyond, Inc.	70,730
2,440	Best Buy Co., Inc.	74,649
2,538	Gap, Inc. (The)	53,865
498	Home Depot, Inc. (The)	63,527
1,388	Tiffany & Co.	84,150

		426,003

	Textiles, Apparel & Luxury Goods — 0.9%
863	Columbia Sportswear Co.	49,640
1,713	Hanesbrands, Inc.	43,050

		92,690

	Total Consumer Discretionary	1,576,115

	Consumer Staples — 5.6%
	Beverages — 0.6%
662	Dr. Pepper Snapple Group, Inc.	63,986

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
826	CVS Health Corp.	79,072
1,832	Kroger Co. (The)	67,403

		146,475

	Food Products — 1.7%
1,870	Amplify Snack Brands, Inc. (a)	27,579
849	Post Holdings, Inc. (a)	70,188
740	TreeHouse Foods, Inc. (a)	75,990

		173,757

	Household Products — 1.8%
979	Energizer Holdings, Inc.	50,411
1,563	Procter & Gamble Co. (The)	132,373

		182,784

	Total Consumer Staples	567,002

	Energy — 7.5%
	Oil, Gas & Consumable Fuels — 7.5%
1,291	ConocoPhillips	56,292
822	EQT Corp.	63,640
3,208	Exxon Mobil Corp.	300,690
2,270	HollyFrontier Corp.	53,963
4,898	Kinder Morgan, Inc.	91,698
1,843	Marathon Petroleum Corp.	69,968
1,881	PBF Energy, Inc., Class A	44,734
955	Phillips 66	75,793

	Total Energy	756,778

	Financials — 33.9%
	Banks — 13.5%
12,739	Bank of America Corp.	169,052
814	CIT Group, Inc.	25,978
2,262	Citigroup, Inc.	95,896
4,118	Citizens Financial Group, Inc.	82,268
2,782	Fifth Third Bancorp	48,932
714	First Republic Bank	49,985
1,338	M&T Bank Corp.	158,221
779	National Bank Holdings Corp., Class A	15,864
1,497	PNC Financial Services Group, Inc. (The)	121,857
2,716	SunTrust Banks, Inc.	111,573
2,575	U.S. Bancorp	103,834
7,913	Wells Fargo & Co.	374,499

		1,357,959

	Capital Markets — 2.9%
2,204	Charles Schwab Corp. (The)	55,778
2,653	Morgan Stanley	68,928
743	Northern Trust Corp.	49,239

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,604	T. Rowe Price Group, Inc.	117,068

		291,013

	Consumer Finance — 2.6%
4,118	Ally Financial, Inc. (a)	70,291
3,051	Capital One Financial Corp.	193,737

		264,028

	Insurance — 10.2%
65	Alleghany Corp. (a)	35,802
1,646	Allied World Assurance Co. Holdings AG, (Switzerland)	57,826
2,864	American International Group, Inc.	151,472
687	Chubb Ltd., (Switzerland)	89,799
3,124	CNO Financial Group, Inc.	54,547
2,722	Hartford Financial Services Group, Inc. (The)	120,802
5,122	Loews Corp.	210,443
563	Marsh & McLennan Cos., Inc.	38,536
902	Prudential Financial, Inc.	64,349
1,052	Travelers Cos., Inc. (The)	125,242
2,421	Unum Group	76,957

		1,025,775

	Real Estate Investment Trusts (REITs) — 4.7%
4,110	American Homes 4 Rent, Class A	84,167
2,629	Brixmor Property Group, Inc.	69,566
702	EastGroup Properties, Inc.	48,354
876	HCP, Inc.	31,007
1,819	Kimco Realty Corp.	57,077
2,238	Outfront Media, Inc.	54,081
3,368	Rayonier, Inc.	88,367
1,556	Weyerhaeuser Co.	46,316

		478,935

	Total Financials	3,417,710

	Health Care — 9.6%
	Health Care Providers & Services — 3.4%
950	Aetna, Inc.	116,003
867	HCA Holdings, Inc. (a)	66,760
1,117	UnitedHealth Group, Inc.	157,777

		340,540

	Pharmaceuticals — 6.2%
1,518	Johnson & Johnson	184,097
2,750	Merck & Co., Inc.	158,410
8,184	Pfizer, Inc.	288,166

		630,673

	Total Health Care	971,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 7.2%
	Aerospace & Defense — 2.1%
768	Honeywell International, Inc.	89,287
1,204	United Technologies Corp.	123,440

		212,727

	Airlines — 1.5%
4,044	Delta Air Lines, Inc.	147,330

	Industrial Conglomerates — 1.1%
997	Carlisle Cos., Inc.	105,334

	Machinery — 1.8%
1,467	Dover Corp.	101,699
805	Illinois Tool Works, Inc.	83,818

		185,517

	Trading Companies & Distributors — 0.7%
303	W.W. Grainger, Inc.	68,743

	Total Industrials	719,651

	Information Technology — 7.5%
	Communications Equipment — 1.1%
3,929	Cisco Systems, Inc.	112,729

	Electronic Equipment, Instruments & Components — 0.7%
1,061	Arrow Electronics, Inc. (a)	65,646

	IT Services — 0.5%
1,377	PayPal Holdings, Inc. (a)	50,282

	Semiconductors & Semiconductor Equipment — 3.3%
560	Analog Devices, Inc.	31,724
783	KLA-Tencor Corp.	57,354
1,937	QUALCOMM, Inc.	103,768
2,262	Texas Instruments, Inc.	141,702

		334,548

	Software — 1.3%
2,535	Microsoft Corp.	129,695

	Technology Hardware, Storage & Peripherals — 0.6%
2,477	Hewlett Packard Enterprise Co.	45,256
1,545	HP, Inc.	19,386

		64,642

	Total Information Technology	757,542

	Materials — 3.3%
	Construction Materials — 0.9%
446	Martin Marietta Materials, Inc.	85,701

	Containers & Packaging — 1.9%
1,376	Ball Corp.	99,457
2,468	WestRock Co.	95,943

		195,400

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Paper & Forest Products — 0.5%
4,113	KapStone Paper & Packaging Corp.	53,506

	Total Materials	334,607

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 1.0%
1,839	Verizon Communications, Inc.	102,663

	Wireless Telecommunication Services — 1.1%
2,477	T-Mobile US, Inc. (a)	107,184

	Total Telecommunication Services	209,847

	Utilities — 7.4%
	Electric Utilities — 6.5%
1,741	American Electric Power Co., Inc.	122,013
1,185	Duke Energy Corp.	101,652
1,120	Edison International	87,025
1,579	Eversource Energy	94,594
969	NextEra Energy, Inc.	126,305
2,749	Xcel Energy, Inc.	123,082

		654,671

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.9%
830	Sempra Energy	94,580

	Total Utilities	749,251

	Total Common Stocks (Cost $8,657,129)	10,059,716

Short-Term Investment — 0.8%
	Investment Company — 0.8%
80,433	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $80,433)	80,433

	Total Investments — 100.5% (Cost $8,737,562)	10,140,149
	Liabilities in Excess of Other Assets — (0.5)%	(49,198)

	NET ASSETS — 100.0%	$10,090,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than 500 shares.
(j)	— All or a portion of the security is segregated for short sales.
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,812,837	$2,303,947	$2,773,712
Investments in affiliates, at value	103,543	51,139	69,664

Total investment securities, at value	5,916,380	2,355,086	2,843,376
Receivables:
Investment securities sold	7,500	16,529	14,447
Fund shares sold	62,187	2,830	5,632
Dividends from non-affiliates	1,408	1,814	414
Dividends from affiliates	20	17	27

Total Assets	5,987,495	2,376,276	2,863,896

LIABILITIES:
Payables:
Investment securities purchased	8,905	7,424	3,034
Fund shares redeemed	9,188	2,296	6,311
Accrued liabilities:
Investment advisory fees	3,160	1,249	1,486
Administration fees	397	157	181
Distribution fees	712	86	271
Shareholder servicing fees	462	56	167
Custodian and accounting fees	31	18	19
Trustees’ and Chief Compliance Officer’s fees	10	—	2
Sub-transfer agency fees	582	371	641
Other	448	270	301

Total Liabilities	23,895	11,927	12,413

Net Assets	$5,963,600	$2,364,349	$2,851,483

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,944,282	$1,807,531	$2,589,162
Accumulated undistributed (distributions in excess of) net investment income	(8,414)	3,375	(4,220)
Accumulated net realized gains (losses)	(221,418)	21,696	(43,445)
Net unrealized appreciation (depreciation)	1,249,150	531,747	309,986

Total Net Assets	$5,963,600	$2,364,349	$2,851,483

Net Assets:
Class A	$1,643,136	$335,424	$949,148
Class C	594,190	32,045	96,729
Class R2	—	688	32,092
Class R5	82,358	2,840	224,498
Class R6	2,720,935	1,370,912	619,527
Select Class	922,981	622,440	929,489

Total	$5,963,600	$2,364,349	$2,851,483

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	113,924	7,809	40,507
Class C	46,023	766	5,079
Class R2	—	16	1,263
Class R5	5,506	65	8,396
Class R6	181,387	31,561	23,102
Select Class	62,568	14,338	35,043

Net Asset Value (a):
Class A — Redemption price per share	$14.42	$42.95	$23.43
Class C — Offering price per share (b)	12.91	41.85	19.05
Class R2 — Offering and redemption price per share	—	42.75	25.41
Class R5 — Offering and redemption price per share	14.96	43.43	26.74
Class R6 — Offering and redemption price per share	15.00	43.44	26.82
Select Class — Offering and redemption price per share	14.75	43.41	26.52
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.22	$45.33	$24.73

Cost of investments in non-affiliates	$4,563,687	$1,772,200	$2,463,726
Cost of investments in affiliates	103,543	51,139	69,664

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,976,782	$176,048	$10,059,716
Investments in affiliates, at value	522,537	23,007	80,433

Total investment securities, at value	15,499,319	199,055	10,140,149
Restricted Cash	—	7	—
Cash	—	123	—
Deposits at broker for futures contracts	—	100	—
Deposits at broker for securities sold short	—	165,230	—
Receivables:
Investment securities sold	130,573	25,101	27,924
Fund shares sold	37,661	5	18,726
Dividends from non-affiliates	21,347	146	10,250
Dividends from affiliates	184	6	38

Total Assets	15,689,084	389,773	10,197,087

LIABILITIES:
Payables:
Securities sold short, at value	—	175,044	—
Dividend expense to non-affiliates on securities sold short	—	115	—
Investment securities purchased	84,651	26,258	26,718
Interest expense to non-affiliates on securities sold short	—	2	—
Fund shares redeemed	24,797	31	69,812
Variation margin on futures contracts	—	30	—
Accrued liabilities:
Investment advisory fees	7,787	82	4,985
Administration fees	910	—	406
Distribution fees	832	5	870
Shareholder servicing fees	859	37	944
Custodian and accounting fees	61	9	52
Trustees’ and Chief Compliance Officer’s fees	34	—	20
Sub-transfer agency fees	4,114	7	1,843
Other	897	50	486

Total Liabilities	124,942	201,670	106,136

Net Assets	$15,564,142	$188,103	$10,090,951

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,170,649	$184,419	$8,843,081
Accumulated undistributed (distributions in excess of) net investment income	59,105	(583)	73,682
Accumulated net realized gains (losses)	783,021	(11,095)	(228,399)
Net unrealized appreciation (depreciation)	4,551,367	15,362	1,402,587

Total Net Assets	$15,564,142	$188,103	$10,090,951

Net Assets:
Class A	$2,302,567	$6,608	$2,045,698
Class C	549,619	6,147	728,800
Class R2	66,167	—	—
Institutional Class	10,313,629	—	5,901,818
Select Class	2,332,160	175,348	1,414,635

Total	$15,564,142	$188,103	$10,090,951

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	65,021	668	71,375
Class C	16,085	662	25,552
Class R2	1,938	—	—
Institutional Class	284,967	—	204,482
Select Class	65,154	17,312	49,012

Net Asset Value (a):
Class A — Redemption price per share	$35.41	$9.90	$28.66
Class C — Offering price per share (b)	34.17	9.29	28.52
Class R2 — Offering and redemption price per share	34.14	—	—
Institutional Class — Offering and redemption price per share	36.19	—	28.86
Select Class — Offering and redemption price per share	35.79	10.13	28.86
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.37	$10.45	$30.25

Cost of investments in non-affiliates	$10,425,415	$162,114	$8,657,129
Cost of investments in affiliates	522,537	23,007	80,433
Proceeds from securities sold short	—	176,502	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$39,681	$33,397	$18,310
Dividend income from affiliates	256	145	208

Total investment income	39,937	33,542	18,518

EXPENSES:
Investment advisory fees	37,786	18,521	18,910
Administration fees	4,766	2,335	2,384
Distribution fees:
Class A	3,839	664	2,420
Class C	3,769	202	696
Class R2	—	4	123
Shareholder servicing fees:
Class A	3,839	664	2,420
Class C	1,256	67	232
Class R2	—	2	62
Class R5	37	2	97
Select Class	2,980	3,179	2,927
Custodian and accounting fees	169	86	101
Professional fees	117	64	74
Trustees’ and Chief Compliance Officer’s fees	55	27	28
Printing and mailing costs	443	500	262
Registration and filing fees	624	191	265
Transfer agency fees (See Note 2.E.)	216	52	438
Sub-transfer agency fees (See Note 2.E.)	2,720	2,806	2,699
Other	120	28	41

Total expenses	62,736	29,394	34,179

Less fees waived	(2,358)	(4,159)	(4,483)
Less expense reimbursements	(1)	(529)	(98)

Net expenses	60,377	24,706	29,598

Net investment income (loss)	(20,440)	8,836	(11,080)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(145,387)	58,144	181,344
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(181,585)	(300,510)	(478,421)

Net realized/unrealized gains (losses)	(326,972)	(242,366)	(297,077)

Change in net assets resulting from operations	$(347,412)	$(233,530)	$(308,157)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—
Dividend income from non-affiliates	266,931	3,738	238,953
Dividend income from affiliates	961	46	497

Total investment income	267,892	3,786	239,450

EXPENSES:
Investment advisory fees	97,745	2,188	70,060
Administration fees	12,327	201	8,836
Distribution fees:
Class A	5,880	17	5,404
Class C	4,137	50	5,333
Class R2	331	—	—
Shareholder servicing fees:
Class A	5,880	17	5,404
Class C	1,379	17	1,778
Class R2	165	—	—
Institutional Class	9,864	—	6,155
Select Class	5,508	581	4,377
Custodian and accounting fees	328	42	285
Interest expense to affiliates	—	2	—
Professional fees	207	59	152
Interest expense to non-affiliates	—	1	—
Trustees’ and Chief Compliance Officer’s fees	146	7	102
Printing and mailing costs	1,063	7	820
Registration and filing fees	299	38	496
Transfer agency fees (See Note 2.E.)	1,055	8	272
Sub-transfer agency fees (See Note 2.E.)	14,371	36	7,074
Other	207	7	96
Dividend expense to non-affiliates on securities sold short	—	2,710	—
Interest expense to non-affiliates on securities sold short	—	367	—

Total expenses	160,892	6,355	116,644

Less fees waived	(24,667)	(694)	(14,056)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(1,397)	— (a)	(336)

Net expenses	134,828	5,661	102,252

Net investment income (loss)	133,064	(1,875)	137,198

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	921,071	4,489	(206,123)
Futures	—	(4)	—
Securities sold short	—	26,467	—
Foreign currency transactions	—	1	—

Net realized gain (loss)	921,071	30,953	(206,123)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(753,064)	(24,799)	(248,822)
Futures	—	(66)	—
Securities sold short	—	750	—

Change in net unrealized appreciation/depreciation	(753,064)	(24,115)	(248,822)

Net realized/unrealized gains (losses)	168,007	6,838	(454,945)

Change in net assets resulting from operations	$301,071	$4,963	$(317,747)

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(20,440)	$(17,194)	$8,836	$9,702
Net realized gain (loss)	(145,387)	172,792	58,144	165,578
Change in net unrealized appreciation/depreciation	(181,585)	461,167	(300,510)	134,637

Change in net assets resulting from operations	(347,412)	616,765	(233,530)	309,917

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(182)	(81)
From net realized gains	(57,173)	(32,469)	(12,309)	(8,089)
Class B (a)
From net realized gains	—	(98)	—	—
Class C
From net realized gains	(20,218)	(7,969)	(1,246)	(990)
Class R2
From net investment income	—	—	—	—
From net realized gains	—	—	(39)	(30)
Class R5
From net investment income	—	—	(7)	(2)
From net realized gains	(2,457)	(1,758)	(147)	(26)
Class R6
From net investment income	—	—	(3,761)	(3,446)
From net realized gains	(86,200)	(73,271)	(61,528)	(46,736)
Select Class
From net investment income	—	—	(2,603)	(3,414)
From net realized gains	(48,267)	(39,626)	(75,744)	(80,115)

Total distributions to shareholders	(214,315)	(155,191)	(157,566)	(142,929)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,337,047	1,161,499	(547,848)	363,135

NET ASSETS:
Change in net assets	775,320	1,623,073	(938,944)	530,123
Beginning of period	5,188,280	3,565,207	3,303,293	2,773,170

End of period	$5,963,600	$5,188,280	$2,364,349	$3,303,293

Accumulated undistributed (distributions in excess of) net investment income	$(8,414)	$(10,303)	$3,375	$(25)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,080)	$(11,970)	$133,064	$137,103
Net realized gain (loss)	181,344	173,141	921,071	1,096,684
Change in net unrealized appreciation/depreciation	(478,421)	150,704	(753,064)	(12,168)

Change in net assets resulting from operations	(308,157)	311,875	301,071	1,221,619

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,590)	(15,287)
From net realized gains	(56,339)	(80,615)	(130,210)	(197,218)
Class B (a)
From net realized gains	—	(608)	—	(668)
Class C
From net investment income	—	—	—	(1,024)
From net realized gains	(6,714)	(6,222)	(31,402)	(45,175)
Class R2
From net investment income	—	—	(113)	(331)
From net realized gains	(1,533)	(345)	(3,769)	(5,603)
Class R5
From net realized gains	(8,974)	(3,427)	—	—
Class R6
From net realized gains	(23,518)	(7,943)	—	—
Institutional Class
From net investment income	—	—	(89,774)	(108,605)
From net realized gains	—	—	(526,794)	(711,308)
Select Class
From net investment income	—	—	(14,584)	(19,269)
From net realized gains	(50,435)	(119,065)	(117,229)	(172,337)

Total distributions to shareholders	(147,513)	(218,225)	(923,465)	(1,276,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	244,627	787,072	227,463	368,694

NET ASSETS:
Change in net assets	(211,043)	880,722	(394,931)	313,488
Beginning of period	3,062,526	2,181,804	15,959,073	15,645,585

End of period	$2,851,483	$3,062,526	$15,564,142	$15,959,073

Accumulated undistributed (distributions in excess of) net investment income	$(4,220)	$(7,971)	$59,105	$41,285

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,875)	$(3,300)	$137,198	$87,727
Net realized gain (loss)	30,953	2,998	(206,123)	148,940
Change in net unrealized appreciation/depreciation	(24,115)	1,106	(248,822)	322,296

Change in net assets resulting from operations	4,963	804	(317,747)	558,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(13,377)	(18,586)
From net realized gains	—	—	(22,474)	(49,085)
Class C
From net investment income	—	—	(1,450)	(2,882)
From net realized gains	—	—	(7,412)	(12,315)
Institutional Class
From net investment income	—	—	(77,515)	(51,909)
From net realized gains	—	—	(69,917)	(93,724)
Select Class
From net investment income	—	—	(9,572)	(31,036)
From net realized gains	—	—	(14,779)	(67,644)

Total distributions to shareholders	—	—	(216,496)	(327,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(107,540)	(161,126)	(669,313)	3,369,281

NET ASSETS:
Change in net assets	(102,577)	(160,322)	(1,203,556)	3,601,063
Beginning of period	290,680	451,002	11,294,507	7,693,444

End of period	$188,103	$290,680	$10,090,951	$11,294,507

Accumulated undistributed (distributions in excess of) net investment income	$(583)	$(889)	$73,682	$39,348

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,090,924	$548,977	$174,026	$93,435
Distributions reinvested	56,255	31,822	12,454	8,101
Cost of shares redeemed	(535,940)	(222,820)	(64,301)	(35,536)
Conversion from Class B Shares	—	2,100	—	—

Change in net assets resulting from Class A capital transactions	$611,239	$360,079	$122,179	$66,000

Class B (a)
Proceeds from shares issued	$—	$225	$—	$—
Distributions reinvested	—	95	—	—
Cost of shares redeemed	—	(865)	—	—
Conversion to Class A Shares	—	(2,100)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,645)	$—	$—

Class C
Proceeds from shares issued	$406,222	$182,071	$12,272	$6,417
Distributions reinvested	18,351	6,954	1,246	990
Cost of shares redeemed	(105,053)	(32,956)	(4,843)	(2,929)

Change in net assets resulting from Class C capital transactions	$319,520	$156,069	$8,675	$4,478

Class R2
Proceeds from shares issued	$—	$—	$235	$336
Distributions reinvested	—	—	27	18
Cost of shares redeemed	—	—	(320)	(251)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(58)	$103

Class R5
Proceeds from shares issued	$41,933	$77,457	$2,174	$1,637
Distributions reinvested	2,457	1,758	154	28
Cost of shares redeemed	(15,257)	(1,506,939)	(861)	(186)

Change in net assets resulting from Class R5 capital transactions	$29,133	$(1,427,724)	$1,467	$1,479

Class R6
Proceeds from shares issued	$708,587	$1,928,585	$260,148	$369,933
Distributions reinvested	83,297	70,979	65,041	49,924
Cost of shares redeemed	(290,712)	(53,688)	(112,907)	(35,342)

Change in net assets resulting from Class R6 capital transactions	$501,172	$1,945,876	$212,282	$384,515

Select Class
Proceeds from shares issued	$709,570	$361,358	$250,507	$345,873
Distributions reinvested	31,907	23,846	64,677	60,746
Cost of shares redeemed	(865,494)	(255,360)	(1,207,577)	(500,059)

Change in net assets resulting from Select Class capital transactions	$(124,017)	$129,844	$(892,393)	$(93,440)

Total change in net assets resulting from capital transactions	$1,337,047	$1,161,499	$(547,848)	$363,135

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	73,064	36,907	4,101	2,053
Reinvested	3,824	2,270	299	188
Redeemed	(37,546)	(15,105)	(1,522)	(784)
Conversion from Class B Shares	—	131	—	—

Change in Class A Shares	39,342	24,203	2,878	1,457

Class B (a)
Issued	—	17	—	—
Reinvested	—	7	—	—
Redeemed	—	(64)	—	—
Conversion to Class A Shares	—	(146)	—	—

Change in Class B Shares	—	(186)	—	—

Class C
Issued	30,118	13,414	297	144
Reinvested	1,389	547	30	23
Redeemed	(8,092)	(2,464)	(116)	(65)

Change in Class C Shares	23,415	11,497	211	102

Class R2
Issued	—	—	6	7
Reinvested	—	—	1	— (b)
Redeemed	—	—	(8)	(6)

Change in Class R2 Shares	—	—	(1)	1

Class R5
Issued	2,743	5,216	47	35
Reinvested	161	122	4	1
Redeemed	(1,010)	(101,089)	(20)	(4)

Change in Class R5 Shares	1,894	(95,751)	31	32

Class R6
Issued	47,326	128,407	6,062	8,126
Reinvested	5,459	4,909	1,544	1,145
Redeemed	(19,751)	(3,544)	(2,766)	(779)

Change in Class R6 Shares	33,034	129,772	4,840	8,492

Select Class
Issued	46,757	23,952	5,728	7,557
Reinvested	2,122	1,668	1,536	1,396
Redeemed	(62,228)	(16,966)	(30,292)	(10,866)

Change in Select Class Shares	(13,349)	8,654	(23,028)	(1,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$297,295	$274,574	$358,763	$394,792
Distributions reinvested	54,215	76,907	127,887	195,292
Cost of shares redeemed	(221,243)	(162,077)	(694,701)	(1,360,678)
Conversion from Class B Shares	—	3,778	—	6,728

Change in net assets resulting from Class A capital transactions	$130,267	$193,182	$(208,051)	$(763,866)

Class B (a)
Proceeds from shares issued	$—	$27	$—	$22
Distributions reinvested	—	593	—	639
Cost of shares redeemed	—	(1,919)	—	(4,670)
Conversion to Class A Shares	—	(3,778)	—	(6,728)

Change in net assets resulting from Class B capital transactions	$—	$(5,077)	$—	$(10,737)

Class C
Proceeds from shares issued	$56,492	$37,238	$28,896	$27,636
Distributions reinvested	5,744	5,274	25,199	36,724
Cost of shares redeemed	(23,954)	(8,786)	(73,557)	(72,861)

Change in net assets resulting from Class C capital transactions	$38,282	$33,726	$(19,462)	$(8,501)

Class R2
Proceeds from shares issued	$31,035	$8,894	$14,006	$16,445
Distributions reinvested	1,494	345	3,715	5,637
Cost of shares redeemed	(6,825)	(1,635)	(20,042)	(21,709)

Change in net assets resulting from Class R2 capital transactions	$25,704	$7,604	$(2,321)	$373

Class R5
Proceeds from shares issued	$120,489	$139,213	$—	$—
Distributions reinvested	8,974	3,427	—	—
Cost of shares redeemed	(42,206)	(10,062)	—	—

Change in net assets resulting from Class R5 capital transactions	$87,257	$132,578	$—	$—

Class R6
Proceeds from shares issued	$509,276	$185,884	$—	$—
Distributions reinvested	23,176	7,291	—	—
Cost of shares redeemed	(120,874)	(26,514)	—	—

Change in net assets resulting from Class R6 capital transactions	$411,578	$166,661	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$2,148,891	$2,898,688
Distributions reinvested	—	—	515,077	686,825
Cost of shares redeemed	—	—	(2,275,447)	(1,786,837)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$388,521	$1,798,676

Select Class
Proceeds from shares issued	$596,426	$427,509	$575,208	$1,046,215
Distributions reinvested	41,535	103,039	119,621	174,083
Cost of shares redeemed	(484,304)	(272,150)	(626,053)	(1,867,549)
Redemptions in-kind (See Note 7)	(602,118)	—	—	—

Change in net assets resulting from Select Class capital transactions	$(448,461)	$258,398	$68,776	$(647,251)

Total change in net assets resulting from capital transactions	$244,627	$787,072	$227,463	$368,694

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,900	10,468	10,465	10,652
Reinvested	2,266	3,166	3,881	5,494
Redeemed	(9,178)	(6,089)	(20,274)	(36,773)
Conversion from Class B Shares	—	136	—	178

Change in Class A Shares	4,988	7,681	(5,928)	(20,449)

Class B (a)
Issued	—	1	—	1
Reinvested	—	37	—	18
Redeemed	—	(106)	—	(128)
Conversion to Class A Shares	—	(202)	—	(182)

Change in Class B Shares	—	(270)	—	(291)

Class C
Issued	2,722	1,668	877	779
Reinvested	295	262	794	1,070
Redeemed	(1,230)	(396)	(2,221)	(2,021)

Change in Class C Shares	1,787	1,534	(550)	(172)

Class R2
Issued	1,143	310	421	458
Reinvested	57	13	117	164
Redeemed	(266)	(57)	(606)	(607)

Change in Class R2 Shares	934	266	(68)	15

Class R5
Issued	4,352	4,578	—	—
Reinvested	329	125	—	—
Redeemed	(1,554)	(334)	—	—

Change in Class R5 Shares	3,127	4,369	—	—

Class R6
Issued	18,275	6,285	—	—
Reinvested	849	266	—	—
Redeemed	(4,509)	(882)	—	—

Change in Class R6 Shares	14,615	5,669	—	—

Institutional Class
Issued	—	—	61,500	75,729
Reinvested	—	—	15,274	18,860
Redeemed	—	—	(65,137)	(47,177)

Change in Institutional Class Shares	—	—	11,637	47,412

Select Class
Issued	21,225	14,507	16,809	27,961
Reinvested	1,536	3,790	3,589	4,839
Redeemed	(17,722)	(9,299)	(18,078)	(48,879)
Redemptions in-kind (See Note 7)	(20,287)	—	—	—

Change in Select Class Shares	(15,248)	8,998	2,320	(16,079)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,218	$558	$696,311	$1,131,012
Distributions reinvested	—	—	34,339	63,610
Cost of shares redeemed	(2,889)	(4,659)	(1,032,013)	(503,182)
Conversion from Class B Shares	—	79	—	—

Change in net assets resulting from Class A capital transactions	$329	$(4,022)	$(301,363)	$691,440

Class B (a)
Cost of shares redeemed	—	(129)	—	—
Conversion to Class A Shares	—	(79)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(208)	$—	$—

Class C
Proceeds from shares issued	$1,852	$522	$188,939	$341,265
Distributions reinvested	—	—	7,489	12,024
Cost of shares redeemed	(2,446)	(2,310)	(140,118)	(65,697)

Change in net assets resulting from Class C capital transactions	$(594)	$(1,788)	$56,310	$287,592

Institutional Class
Proceeds from shares issued	$—	$—	$3,435,571	$2,416,260
Distributions reinvested	—	—	138,955	134,005
Cost of shares redeemed	—	—	(2,438,224)	(641,266)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,136,302	$1,908,999

Select Class
Proceeds from shares issued	$4,346	$8,612	$675,086	$883,261
Distributions reinvested	—	—	17,378	87,369
Cost of shares redeemed	(111,621)	(163,720)	(2,253,026)	(489,380)

Change in net assets resulting from Select Class capital transactions	$(107,275)	$(155,108)	$(1,560,562)	$481,250

Total change in net assets resulting from capital transactions	$(107,540)	$(161,126)	$(669,313)	$3,369,281

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	316	56	24,694	38,204
Reinvested	—	—	1,244	2,177
Redeemed	(284)	(468)	(36,328)	(16,986)
Conversion from Class B Shares	—	8	—	—

Change in Class A Shares	32	(404)	(10,390)	23,395

Class B (a)
Redeemed	—	(14)	—	—
Conversion to Class A Shares	—	(8)	—	—

Change in Class B Shares	—	(22)	—	—

Class C
Issued	194	56	6,724	11,531
Reinvested	—	—	273	414
Redeemed	(258)	(245)	(5,029)	(2,215)

Change in Class C Shares	(64)	(189)	1,968	9,730

Institutional Class
Issued	—	—	120,136	81,240
Reinvested	—	—	5,004	4,545
Redeemed	—	—	(88,948)	(21,282)

Change in Institutional Class Shares	—	—	36,192	64,503

Select Class
Issued	416	848	24,052	29,705
Reinvested	—	—	626	2,972
Redeemed	(10,669)	(16,074)	(78,871)	(16,492)

Change in Select Class Shares	(10,253)	(15,226)	(54,193)	16,185

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2016	$15.74	$(0.08)		$(0.71)	$(0.79)	$—	$(0.53)	$(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(h)	0.24	0.21	—	—	—

Class C
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(h)	0.23	0.16	—	—	—

Class R5
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(h)	0.24	0.25	—	—	—

Class R6
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (i) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(h)	0.26	0.24	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$14.42	(5.07)%	$1,643,136	1.25%	(0.55)%		1.35%	46%
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86

12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86

14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86

15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2016	$47.12	$(0.01)		$(2.02)	$(2.03)	$(0.03)	$(2.11)	$(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(h)	(0.34)	(0.24)	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(g)	7.29	7.22	— (i)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)

Class R2
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(h)	(0.33)	(0.14)	(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$42.95	(4.17)%	$335,424	1.25%	(0.03)%		1.43%	39%
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55

41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55

42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2016	$27.71	$(0.15)		$(2.67)	$(2.82)	$(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(i)	(1.72)	(1.77)	(2.01)

Class C
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(i)	(1.57)	(1.70)	(2.01)

Class R2
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(i)	(1.82)	(1.89)	(2.01)

Class R5
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(i)	1.40	1.44	(2.01)

Class R6
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(i)	(1.83)	(1.81)	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$23.43	(10.29)%	$949,148	1.24%	(0.59)%		1.40%	56%
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70

19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70

25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70

26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2016	$36.98	$0.19		$0.33	$0.52	$(0.14)	$(1.95)	$(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(e)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20		1.00	1.20	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07		0.98	1.05	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14		0.97	1.11	(0.20)	—	(0.20)

Institutional Class
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32		1.01	1.33	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26		1.01	1.27	(0.23)	—	(0.23)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$35.41	1.85%	$2,302,567	1.24%	0.54%		1.41%	20%
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(e)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30

34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30

34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30

36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30

35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2016	$9.87	$(0.10)		$0.13	$0.03	$9.90
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)	9.87
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12	9.91
Year Ended June 30, 2013	9.69	(0.11	)(f)	0.21	0.10	9.79
Year Ended June 30, 2012	9.81	(0.14)		0.02	(0.12)	9.69

Class C
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)	9.29
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)	9.31
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07	9.40
Year Ended June 30, 2013	9.30	(0.17	)(f)	0.20	0.03	9.33
Year Ended June 30, 2012	9.48	(0.20)		0.02	(0.18)	9.30

Select Class
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06	10.13
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)	10.07
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15	10.09
Year Ended June 30, 2013	9.82	(0.09	)(f)	0.21	0.12	9.94
Year Ended June 30, 2012	9.91	(0.12)		0.03	(0.09)	9.82

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for the year ended June 30, 2012; for Class C are 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for the year ended June 30, 2012; for Select Class are 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for the year ended June 30, 2012, respectively.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate (e)	Portfolio turnover rate (including short sales) (e)

0.30%	$6,608	2.52%	(0.97)%		2.94%	111%	258%
(0.40)	6,273	2.68	(1.14)		3.15	74	204
1.23	10,301	2.78	(1.36)		3.20	106	227
1.03	14,101	3.04	(1.13	)(f)	3.44	94	251
(1.22)	19,759	2.86	(1.42)		3.32	151	316

(0.21)	6,147	3.02	(1.47)		3.45	111	258
(0.96)	6,760	3.18	(1.62)		3.65	74	204
0.75	8,602	3.28	(1.85)		3.70	106	227
0.32	11,181	3.69	(1.81	)(f)	3.92	94	251
(1.90)	15,677	3.61	(2.17)		3.82	151	316

0.60	175,348	2.28	(0.74)		2.55	111	258
(0.20)	277,647	2.43	(0.89)		2.84	74	204
1.51	431,890	2.52	(1.07)		2.94	106	227
1.22	317,974	2.78	(0.90	)(f)	3.18	94	251
(0.91)	476,803	2.61	(1.17)		3.07	151	316

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2016	$29.84	$0.27	$(0.99)	$(0.72)	$(0.17)	$(0.29)	$(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	0.84	1.09	(0.20)	—	(0.20)

Class C
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	0.84	1.00	(0.10)	—	(0.10)

Institutional Class
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	0.83	1.18	(0.30)	—	(0.30)

Select Class
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	0.83	1.13	(0.25)	—	(0.25)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$28.66	(2.34)%	$2,045,698	1.24%	0.98%	1.43%	26%
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49

28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49

28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49

28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,916,380	$—	$—	$5,916,380

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,355,086	$—	$—	$2,355,086

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,843,376	$—	$—	$2,843,376

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,499,319	$—	$—	$15,499,319

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$199,055	$—	$—	$199,055

Total Liabilities for Securities Sold Short (a)	$(175,044)	$—	$—	$(175,044)

Depreciation in Other Financial Instruments
Futures Contracts	$(30)	$—	$—	$(30)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,140,149	$—	$—	$10,140,149

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2016, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Short	$3,476
Ending Notional Balance Short	1,821

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class	Total
Growth Advantage Fund
Transfer agency fees	$108	$43	n/a	$4	$20	n/a	$41	$216
Sub-transfer agency fees	1,315	417	n/a	63	—	n/a	925	2,720
Mid Cap Equity Fund
Transfer agency fees	13	3	$1	1	9	n/a	25	52
Sub-transfer agency fees	415	48	2	2	—	n/a	2,339	2,806
Mid Cap Growth Fund
Transfer agency fees	347	16	6	5	29	n/a	35	438
Sub-transfer agency fees	970	109	43	184	—	n/a	1,393	2,699
Mid Cap Value Fund
Transfer agency fees	159	27	9	n/a	n/a	$827	33	1,055
Sub-transfer agency fees	3,547	390	156	n/a	n/a	7,934	2,344	14,371
Multi-Cap Market Neutral Fund
Transfer agency fees	4	1	n/a	n/a	n/a	n/a	3	8
Sub-transfer agency fees	8	10	n/a	n/a	n/a	n/a	18	36
Value Advantage Fund
Transfer agency fees	108	52	n/a	n/a	n/a	78	34	272
Sub-transfer agency fees	3,716	648	n/a	n/a	n/a	1,958	752	7,074

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Growth Advantage Fund	$(21,078)	$22,329	$(1,251)
Mid Cap Equity Fund	(1)	1,117	(1,116)
Mid Cap Growth Fund	186,073	14,831	(200,904)
Mid Cap Value Fund	—	(1,183)	1,183
Multi-Cap Market Neutral	(18,155)	2,181	15,974
Value Advantage Fund	—	(950)	950

The reclassification for the Funds relate primarily to net operating losses, redesignation of distributions, investments in partnerships, investments in real estate investment trusts, adjustments to gain/loss due to redemptions in-kind, wash sale reversal disallowed and expiration of capital loss carryforward.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund*	0.80
Value Advantage Fund	0.65

*	Prior to September 1, 2015, the investment advisory fee for Multi-Cap Market Neutral Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	n/a
Value Advantage Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$1,292	$9
Mid Cap Equity Fund	372	—
Mid Cap Growth Fund	205	2
Mid Cap Value Fund	39	—	(a)
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	545	5

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%		1.75%		n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Equity Fund	1.25		1.75		1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24		1.74		1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24		1.75		1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.25	*	1.75	*	n/a	n/a	n/a	n/a	0.99	*
Value Advantage Fund	1.25		1.75		n/a	n/a	n/a	0.75	1.00

*	Prior to September 1, 2015, the contractual expense limitation for Multi-Cap Market Neutral Fund was 1.50%, 2.00% and 1.25% for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$2,068	$2,068	$1
Mid Cap Equity Fund	248	166	3,574	3,988	529
Mid Cap Growth Fund	420	275	3,607	4,302	98
Mid Cap Value Fund	6,459	4,307	13,122	23,888	1,397
Multi-Cap Market Neutral Fund	427	201	20	648	—	(a)
Value Advantage Fund	3,207	2,140	7,827	13,174	336

(a)	Amount rounds to less than $500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 was as follows (amounts in thousands):

Growth Advantage Fund	$290
Mid Cap Equity Fund	171
Mid Cap Growth Fund	181
Mid Cap Value Fund	779
Multi-Cap Market Neutral Fund	46
Value Advantage Fund	882

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Mid Cap Equity Fund, Mid Cap Growth Fund, and Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	1
Mid Cap Growth Fund	1
Mid Cap Value Fund	4
Multi-Cap Market Neutral Fund	—
Value Advantage Fund	6

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$3,723,736	$2,627,585	$—	$—
Mid Cap Equity Fund	1,080,672	1,722,916	—	—
Mid Cap Growth Fund	2,283,074	1,590,427	—	—
Mid Cap Value Fund	2,951,413	3,478,583	—	—
Multi-Cap Market Neutral Fund	246,302	301,225	276,056	324,536
Value Advantage Fund	2,970,727	2,685,629	—	—

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,729,668	$1,384,128	$197,416	$1,186,712
Mid Cap Equity Fund	1,858,089	581,116	84,119	496,997
Mid Cap Growth Fund	2,563,876	446,670	167,170	279,500
Mid Cap Value Fund	10,981,624	5,023,258	505,563	4,517,695
Multi-Cap Market Neutral	189,091	18,734	8,770	9,964
Value Advantage Fund	8,780,411	1,857,084	497,346	1,359,738

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$214,315	$214,315
Mid Cap Equity Fund	27,480	130,086	157,566
Mid Cap Growth Fund	6,084	141,429	147,513
Mid Cap Value Fund	128,760	794,705	923,465
Value Advantage Fund	146,612	69,884	216,496

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$27,729	$127,462	$155,191
Mid Cap Equity Fund	39,516	103,413	142,929
Mid Cap Growth Fund	27,727	190,498	218,225
Mid Cap Value Fund	255,048	1,021,777	1,276,825
Value Advantage Fund	166,645	160,536	327,181

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$—	$—	$1,186,712
Mid Cap Equity Fund	3,406	56,447	—	496,997
Mid Cap Growth Fund	—	717	—	279,500
Mid Cap Value Fund	59,424	835,601	(14,734)	4,517,695
Multi-Cap Market Neutral Fund	—	—	(2,351)	6,620
Value Advantage Fund	73,745	—	(49,224)	1,359,738

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, loss deferrals on unsettled short sales and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$14,734	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended June 30, 2016, the following Funds utilized net capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Mid Cap Value Fund	$7,367

As of June 30, 2016, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$2,351	$—
Value Advantage Fund	36,131	13,093

During the year ended June 30, 2016, the following Fund had expired capital loss carryforwards as follows (amounts in thousands):

Multi-Cap Market Neutral Fund	$16,098

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Net Capital Losses
		Short-Term	Long-Term
Growth Advantage Fund	$8,369	$172,276	$(13,295)
Mid Cap Growth Fund	4,122	77,964	(64,289)
Mid Cap Value Fund	—	4,171	—
Multi-Cap Market Neutral Fund	549	—	—
Value Advantage Fund	—	139,552	(3,230)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016, or at any time during the year then ended.

7. Redemptions in-Kind

During the year ended June 30, 2016, certain Select Class shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Select Class	$602,118	*	$203,177	Redemptions in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	39.0%
Mid Cap Equity Fund	n/a	50.7
Multi-Cap Market Neutral Fund	88.4%	n/a
Value Advantage Fund	n/a	22.1

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, the Funds had omnibus accounts which represented the percentage of each Fund’s net assets as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Mid Cap Equity Fund	4	14.7%
Mid Cap Value Fund	3	19.3
Value Advantage Fund	4	16.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2016, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, INC (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$960.10	$6.09	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	958.40	8.52	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Class R5
Actual	1,000.00	962.10	4.44	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91
Class R6
Actual	1,000.00	962.80	3.71	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Select Class
Actual	1,000.00	960.90	5.31	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,015.10	6.21	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,012.80	8.71	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,014.20	7.46	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,017.60	$3.96	0.79%
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,017.80	3.71	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,017.10	4.51	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Mid Cap Growth Fund
Class A
Actual	1,000.00	964.60	6.01	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	962.60	8.44	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class R2
Actual	1,000.00	963.60	6.79	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	966.70	3.81	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R6
Actual	1,000.00	967.20	3.57	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Select Class
Actual	1,000.00	966.10	4.50	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,062.70	6.31	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	1,060.20	8.91	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class R2
Actual	1,000.00	1,061.60	7.64	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Institutional Class
Actual	1,000.00	1,065.40	3.80	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Select Class
Actual	1,000.00	1,063.90	5.03	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	970.60	11.81	2.41
Hypothetical	1,000.00	1,012.88	12.06	2.41
Class C
Actual	1,000.00	967.70	14.19	2.90
Hypothetical	1,000.00	1,010.44	14.50	2.90
Select Class
Actual	1,000.00	972.20	10.30	2.10
Hypothetical	1,000.00	1,014.42	10.52	2.10

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio

Value Advantage Fund
Class A
Actual	$1,000.00	$1,030.70	$6.31	1.25%
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	1,028.20	8.82	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Institutional Class
Actual	1,000.00	1,033.40	3.79	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	1,031.90	5.05	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Growth Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$214,315
Mid Cap Equity Fund	130,086
Mid Cap Growth Fund	141,429
Mid Cap Value Fund	794,705
Value Advantage Fund	69,884

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$27,480
Mid Cap Growth Fund	6,084
Mid Cap Value Fund	128,760
Value Advantage Fund	146,612

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡    Social Security number and account balances

¡    transaction history and account transactions

¡    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-MC-616

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since late 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March, as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked one of the single worst days in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period, closing just 1.50% below its then-record intraday high, set in May 2015. The Russell 2000 Index returned -6.73% for the twelve month reporting period, while the Russell 2000 Growth Index returned -10.75% and the Russell 2000 Value Index returned -2.58%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.42)%
Russell 2000 Growth Index	(10.75)%

Net Assets as of 6/30/16 (In Thousands)	$152,906

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care sector and financials sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tailored Brands Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Tailored Brands, an apparel retail chain operator, fell on lower than expected quarterly earnings and revenue. Shares of Nimble Storage, a provider of data flash storage, declined on lower than expected quarterly earnings and the company’s forecast for continued weakness in earnings and revenue. Shares of Barracuda, a provider of data security technology, fell amid competitive pressure in the cloud storage sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Lennox International Inc. and Pool Corp. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Lennox International, a maker of heating and air conditioning systems, rose on better than expected earnings and an increase in its quarterly dividend. Shares of Pool, a distributor of swimming pool supplies, rose on better than expected quarterly results and the company’s positive earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Monolithic Power Systems, Inc.	1.5%
2.	HEICO Corp.	1.4
3.	Boyd Gaming Corp.	1.4
4.	2U, Inc.	1.3
5.	Carlisle Cos., Inc.	1.3
6.	Envestnet, Inc.	1.3
7.	Acadia Healthcare Co., Inc.	1.3
8.	Masonite International Corp.	1.3
9.	Lennox International, Inc.	1.3
10.	Guidewire Software, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Health Care	23.5
Industrials	18.4
Consumer Discretionary	14.5
Financials	8.5
Consumer Staples	3.5
Materials	1.6
Energy	1.6
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(18.91)%	5.26%	5.06%
Without Sales Charge		(14.42)	6.41	5.63
CLASS C SHARES	January 7, 1998
With CDSC**		(15.86)	5.87	5.04
Without CDSC		(14.86)	5.87	5.04
SELECT CLASS SHARES	April 5, 1999	(14.23)	6.72	5.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(8.97)%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2016 (In Thousands)	$164,636

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services sector and its overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dynegy Inc., Unisys Corp. and Blucora Inc. Shares of Dynegy, an electric utility company, fell amid a trend away from coal-fired power plants. Shares of Unisys, an information technology provider, fell on declining revenue and an increased competition in its business lines. Shares of Blucora, a financial solutions provider, fell amid plans to sell its InfoSpace online search business and transform itself into a financial services technology provider.

Leading individual contributors to relative performance included the Fund’s overweight positions in Hawaiian Holdings Inc., Heartware International Inc. and Talen Energy Corp. Shares of Hawaiian Holdings, owner operator of Hawaiian Airlines, rose on investor expectations of continued growth. Shares of Heartware International, a medical device maker, rose following a $1.1 billion takeover offer from Medtronic PLC. Shares of Talen Energy, an electric utility company, rose on news that it would be acquired by private equity firm Riverstone Holdings LLC for an estimated $1.8 billion.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cash America International, Inc.	1.2%
2.	Take-Two Interactive Software, Inc.	1.1
3.	Vectrus, Inc.	1.1
4.	Sanmina Corp.	1.1
5.	Quad/Graphics, Inc.	1.0
6.	HeartWare International, Inc.	1.0
7.	Portland General Electric Co.	1.0
8.	Bloomin’ Brands, Inc.	1.0
9.	Talen Energy Corp.	1.0
10.	Molina Healthcare, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.5%
Industrials	17.4
Information Technology	17.0
Health Care	12.7
Consumer Discretionary	10.3
Materials	3.9
Utilities	3.9
Energy	3.1
Consumer Staples	2.6
Telecommunication Services	0.9
Short-Term Investment	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(13.78)%	8.07%	5.66%
Without Sales Charge		(9.01)	9.25	6.23
CLASS C SHARES	May 31, 2016
With CDSC**		(10.05)	9.24	6.23
Without CDSC		(9.05)	9.24	6.23
CLASS R6 SHARES	May 31, 2016	(8.97)	9.26	6.24
SELECT CLASS SHARES	January 1, 1997	(8.97)	9.26	6.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.10%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2015 (In Thousands)	$3,448,930

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection and underweight position in the health care sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Waste Connections Inc., Toro Co. and Idexx Laboratories Inc., none of which were held in the Benchmark. Shares of Waste Connections, a waste management company, rose on news of its $2.67 billion merger with Canada’s Progressive Waste Solutions Ltd. Shares of Toro, a maker of lawn mowers and lawn care products, rose on better than expected quarterly earnings. Shares of Idexx Laboratories, a provider of veterinary products and services, rose on better than expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hanger Inc., Realogy Holdings Corp. and Ascent Capital Group Inc. Shares of Hanger, a provider of orthopedic and prosthetic care and services, fell after the company delayed filing its financial statements and said it would restate prior financial reports due to accounting errors. Shares of Realogy Holdings, a real estate brokerage franchisor not held in the Benchmark, fell on lower than expected revenue and a weak earnings forecast. Shares of Ascent Capital Group, a provider of electronic home security monitoring, fell on a decline in customer subscription rates.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.5%
2.	Spectrum Brands Holdings, Inc.	2.4
3.	AptarGroup, Inc.	2.3
4.	IDEXX Laboratories, Inc.	1.9
5.	Patterson-UTI Energy, Inc.	1.8
6.	Pool Corp.	1.8
7.	West Pharmaceutical Services, Inc.	1.7
8.	Crown Holdings, Inc.	1.6
9.	National Retail Properties, Inc.	1.6
10.	Brinker International, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.6%
Industrials	19.5
Consumer Discretionary	14.4
Health Care	11.8
Information Technology	10.5
Materials	5.7
Consumer Staples	4.1
Energy	3.6
Utilities	2.8
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(4.22)%	10.16%	9.25%
Without Sales Charge		1.10	11.35	9.84
CLASS C SHARES	February 19, 2005
With CDSC**		(0.37)	10.80	9.30
Without CDSC		0.63	10.80	9.30
CLASS R2 SHARES	November 3, 2008	0.85	11.07	9.63
CLASS R5 SHARES	May 15, 2006	1.62	11.91	10.39
CLASS R6 SHARES	May 31, 2016	1.62	11.91	10.39
SELECT CLASS SHARES	May 7, 1996	1.41	11.68	10.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(14.17)%
Russell 2000 Growth Index	(10.75)%

Net Assets as of 6/30/2016 (In Thousands)	$1,037,138

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Tailored Brands Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Tailored Brands, an apparel retail chain operator, fell on lower than expected quarterly earnings and revenue. Shares of Nimble Storage, a provider of data flash storage, declined on lower than expected quarterly earnings and the company’s forecast for continued weakness in earnings and revenue. Shares of Barracuda, a provider of data security technology, fell amid competitive pressure in the cloud storage sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Lennox International Inc. and Pool Corp. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Lennox International, a maker of heating and air conditioning systems, rose on better than expected earnings and an increase in its quarterly dividend. Shares of Pool, a distributor of swimming pool supplies, rose on better than expected quarterly results and the company’s positive earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Monolithic Power Systems, Inc.	1.5%
2.	HEICO Corp.	1.4
3.	Boyd Gaming Corp.	1.4
4.	2U, Inc.	1.3
5.	Carlisle Cos., Inc.	1.3
6.	Envestnet, Inc.	1.3
7.	Acadia Healthcare Co., Inc.	1.3
8.	Masonite International Corp.	1.3
9.	Lennox International, Inc.	1.3
10.	Guidewire Software, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.3%
Health Care	23.4
Industrials	18.5
Consumer Discretionary	14.4
Financials	8.5
Consumer Staples	3.5
Materials	1.6
Energy	1.6
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		(18.66)%	5.50%	6.12%
Without Sales Charge		(14.17)	6.64	6.69
CLASS C SHARES	November 4, 1997
With CDSC**		(15.59)	6.11	6.11
Without CDSC		(14.59)	6.11	6.11
CLASS R2 SHARES	November 3, 2008	(14.34)	6.38	6.43
CLASS R6 SHARES	November 30, 2010	(13.69)	7.18	7.17
INSTITUTIONAL CLASS SHARES	February 19, 2005	(13.83)	7.07	7.11
SELECT CLASS SHARES	March 26, 1996	(13.92)	6.92	6.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.32)%
Russell 2000 Value Index	(2.58)%

Net Assets as of 6/30/2016 (In Thousands)	$1,753,332

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the producer durables and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in CoreSite Realty Inc., Central Garden & Pet Co. and Children’s Place Retail Stores Inc. Shares of CoreSite Realty, a data center real estate investment trust not held in the Benchmark, rose on better than expected quarterly earnings. Shares of Central Garden & Pet, a manufacturer and distributor of garden and pet supplies, rose on earnings and revenue growth. Shares of Children’s Place, an apparel retail chain, rose on better than expected quarterly earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Stone Energy Corp., Unisys Corp. and Penn Virginia Corp. Shares of Stone Energy and Penn Virginia, both oil and gas producers, fell amid continued weakness in global energy prices. Shares of Unisys, an information technology provider, fell on declining revenue and an increased competition in its business lines.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	DCT Industrial Trust, Inc.	1.3%
2.	DigitalGlobe, Inc.	1.2
3.	Tech Data Corp.	1.1
4.	Westamerica Bancorporation	1.1
5.	CYS Investments, Inc.	1.0
6.	REX American Resources Corp.	1.0
7.	FTI Consulting, Inc.	1.0
8.	Children’s Place, Inc. (The)	1.0
9.	EMCOR Group, Inc.	1.0
10.	ACCO Brands Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	39.7%
Industrials	14.3
Information Technology	10.8
Consumer Discretionary	9.1
Utilities	7.3
Health Care	5.0
Materials	4.5
Energy	4.5
Consumer Staples	2.5
Telecommunication Services	0.7
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(7.67)%	7.62%	5.35%
Without Sales Charge		(2.54)	8.79	5.92
CLASS C SHARES	March 22, 1999
With CDSC**		(4.16)	8.13	5.28
Without CDSC		(3.16)	8.13	5.28
CLASS R2 SHARES	November 3, 2008	(2.78)	8.51	5.66
CLASS R5 SHARES	May 15, 2006	(2.21)	9.16	6.29
CLASS R6 SHARES	February 22, 2005	(2.07)	9.25	6.35
SELECT CLASS SHARES	January 27, 1995	(2.32)	9.06	6.19

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 prior to their inception date are based on the performance of the Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	(6.48)%
Russell 2000 Index	(6.73)%

Net Assets as of 6/30/2016 (In Thousands)	$1,323,312

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2016. The Fund’s security selection in the financial services and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in CoreSite Realty Corp., The Children’s Place Retail Stores Inc. and Take-Two Interactive Software Inc. Shares of CoreSite Realty, a data center real estate investment trust, rose on better than expected quarterly earnings. Shares of Children’s Place, an apparel retail chain, rose on better than expected quarterly earnings and revenue. Shares of Take-Two Interactive, a developer and publisher of interactive games and entertainment, rose on better than expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Unisys Corp., Outerwall Inc. and Iconix Brand Group Inc. Shares of Unisys, an information technology provider, fell on declining revenue and increased competition in its business lines. Shares of Outerwall, a provider of automated retail technologies, fell on a decline in revenue and competitive pressure in its movie and game rental business. Shares of Iconix Brands, a manager of brand name apparel, declined after the company issued a weak earnings forecast and reported lower than expected quarterly revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Take-Two Interactive Software, Inc.	1.4%
2.	CoreSite Realty Corp.	1.3
3.	DigitalGlobe, Inc.	1.3
4.	Outerwall, Inc.	1.2
5.	Children’s Place, Inc. (The)	1.2
6.	REX American Resources Corp.	1.2
7.	Aspen Technology, Inc.	1.1
8.	Darling Ingredients, Inc.	1.0
9.	FCB Financial Holdings, Inc., Class A	1.0
10.	ACCO Brands Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Information Technology	17.8
Industrials	13.8
Consumer Discretionary	13.3
Health Care	13.2
Utilities	4.0
Materials	3.8
Energy	3.3
Consumer Staples	3.0
Telecommunication Services	1.0
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(11.75)%	8.39%	6.13%
Without Sales Charge		(6.86)	9.57	6.70
CLASS C SHARES	November 1, 2007
With CDSC**		(8.35)	9.02	6.25
Without CDSC		(7.35)	9.02	6.25
CLASS R2 SHARES	November 1, 2011	(7.09)	9.33	6.59
CLASS R6 SHARES	November 1, 2011	(6.39)	10.11	7.18
INSTITUTIONAL CLASS SHARES	November 4, 1993	(6.48)	10.03	7.14
SELECT CLASS SHARES	September 10, 2001	(6.63)	9.84	6.95

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
17	Pool Corp.	1,600

	Hotels, Restaurants & Leisure — 3.8%
116	Boyd Gaming Corp. (a)	2,141
38	La Quinta Holdings, Inc. (a)	431
37	Texas Roadhouse, Inc.	1,699
11	Vail Resorts, Inc.	1,554

		5,825

	Household Durables — 0.6%
77	TRI Pointe Group, Inc. (a)	904

	Internet & Catalog Retail — 1.0%
39	Wayfair, Inc., Class A (a)	1,537

	Multiline Retail — 1.0%
59	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,475

	Specialty Retail — 5.2%
24	Burlington Stores, Inc. (a)	1,601
22	Lithia Motors, Inc., Class A	1,586
17	Monro Muffler Brake, Inc.	1,073
29	Penske Automotive Group, Inc.	916
54	Sally Beauty Holdings, Inc. (a)	1,579
40	Tailored Brands, Inc.	509
24	Vitamin Shoppe, Inc. (a)	729

		7,993

	Textiles, Apparel & Luxury Goods — 1.9%
27	G-III Apparel Group Ltd. (a)	1,237
41	Kate Spade & Co. (a)	835
40	Wolverine World Wide, Inc.	807

		2,879

	Total Consumer Discretionary	22,213

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.5%
10	Casey’s General Stores, Inc.	1,278
42	Performance Food Group Co. (a)	1,125
60	Sprouts Farmers Market, Inc. (a)	1,385

		3,788

	Food Products — 1.0%
106	Freshpet, Inc. (a)	985
19	Snyder’s-Lance, Inc.	633

		1,618

	Total Consumer Staples	5,406

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
33	Delek U.S. Holdings, Inc.	435
11	Diamondback Energy, Inc. (a)	1,027
28	RSP Permian, Inc. (a)	962

	Total Energy	2,424

	Financials — 8.6%
	Banks — 2.7%
37	PrivateBancorp, Inc.	1,631
8	Signature Bank (a)	967
31	Texas Capital Bancshares, Inc. (a)	1,431

		4,029

	Capital Markets — 2.9%
39	Evercore Partners, Inc., Class A	1,739
51	Financial Engines, Inc.	1,317
137	PennantPark Investment Corp.	939
44	WisdomTree Investments, Inc.	429

		4,424

	Real Estate Investment Trusts (REITs) — 1.4%
34	CubeSmart	1,047
22	Highwoods Properties, Inc.	1,137

		2,184

	Real Estate Management & Development — 1.2%
44	RE/MAX Holdings, Inc., Class A	1,769

	Thrifts & Mortgage Finance — 0.4%
37	BofI Holding, Inc. (a)	658

	Total Financials	13,064

	Health Care — 23.6%
	Biotechnology — 8.8%
20	ACADIA Pharmaceuticals, Inc. (a)	656
28	Acceleron Pharma, Inc. (a)	957
82	Arrowhead Pharmaceuticals, Inc. (a)	439
37	Axovant Sciences Ltd., (Bermuda) (a)	471
64	Bellicum Pharmaceuticals, Inc. (a)	833
46	Coherus Biosciences, Inc. (a)	770
63	Exact Sciences Corp. (a)	770
32	FibroGen, Inc. (a)	521
119	Halozyme Therapeutics, Inc. (a)	1,030
70	Ignyta, Inc. (a)	378
58	Insmed, Inc. (a)	573
26	Kite Pharma, Inc. (a)	1,322
24	Neurocrine Biosciences, Inc. (a)	1,091
41	Portola Pharmaceuticals, Inc. (a)	968
24	REGENXBIO, Inc. (a)	194

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
21	Sage Therapeutics, Inc. (a)	646
19	Spark Therapeutics, Inc. (a)	978
9	Ultragenyx Pharmaceutical, Inc. (a)	456
42	Versartis, Inc. (a)	462

		13,515

	Health Care Equipment & Supplies — 5.2%
153	GenMark Diagnostics, Inc. (a)	1,332
32	Insulet Corp. (a)	958
70	K2M Group Holdings, Inc. (a)	1,090
24	Nevro Corp. (a)	1,736
170	Novadaq Technologies, Inc., (Canada) (a)	1,672
132	Syneron Medical Ltd., (Israel) (a)	1,019
60	Unilife Corp. (a)	197

		8,004

	Health Care Providers & Services — 3.8%
36	Acadia Healthcare Co., Inc. (a)	1,982
39	Surgical Care Affiliates, Inc. (a)	1,876
17	WellCare Health Plans, Inc. (a)	1,874

		5,732

	Health Care Technology — 2.4%
96	Evolent Health, Inc., Class A (a)	1,837
55	Veeva Systems, Inc., Class A (a)	1,883

		3,720

	Pharmaceuticals — 3.4%
88	Horizon Pharma plc (a)	1,447
66	Nektar Therapeutics (a)	935
38	Revance Therapeutics, Inc. (a)	517
48	Sagent Pharmaceuticals, Inc. (a)	714
179	TherapeuticsMD, Inc. (a)	1,517

		5,130

	Total Health Care	36,101

	Industrials — 18.5%
	Aerospace & Defense — 2.2%
33	HEICO Corp.	2,181
29	Hexcel Corp.	1,214

		3,395

	Air Freight & Logistics — 0.5%
28	XPO Logistics, Inc. (a)	722

	Building Products — 6.8%
66	Advanced Drainage Systems, Inc.	1,797
33	Caesarstone Ltd., (Israel) (a)	1,152
30	Fortune Brands Home & Security, Inc.	1,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — continued
14	Lennox International, Inc.	1,944
29	Masonite International Corp. (a)	1,945
42	Trex Co., Inc. (a)	1,892

		10,485

	Electrical Equipment — 1.2%
7	Acuity Brands, Inc.	1,799

	Industrial Conglomerates — 1.3%
19	Carlisle Cos., Inc.	2,015

	Machinery — 3.5%
22	Graco, Inc.	1,706
31	John Bean Technologies Corp.	1,884
16	Middleby Corp. (The) (a)	1,825

		5,415

	Road & Rail — 1.0%
25	Old Dominion Freight Line, Inc. (a)	1,503

	Trading Companies & Distributors — 2.0%
52	Rush Enterprises, Inc., Class A (a)	1,127
13	Watsco, Inc.	1,893

		3,020

	Total Industrials	28,354

	Information Technology — 26.4%
	Communications Equipment — 0.5%
40	Ciena Corp. (a)	758

	Internet Software & Services — 11.2%
70	2U, Inc. (a)	2,046
40	Benefitfocus, Inc. (a)	1,521
41	Cornerstone OnDemand, Inc. (a)	1,568
9	CoStar Group, Inc. (a)	1,905
21	Demandware, Inc. (a)	1,563
60	Envestnet, Inc. (a)	2,001
57	GoDaddy, Inc., Class A (a)	1,792
53	GrubHub, Inc. (a)	1,635
36	Instructure, Inc. (a)	675
14	Marketo, Inc. (a)	501
52	Shopify, Inc., (Canada), Class A (a)	1,609
9	Twilio, Inc., Class A (a)	345

		17,161

	Semiconductors & Semiconductor Equipment — 5.6%
41	Cavium, Inc. (a)	1,579
49	Inphi Corp. (a)	1,568
43	MACOM Technology Solutions Holdings, Inc. (a)	1,430
41	MKS Instruments, Inc.	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
33	Monolithic Power Systems, Inc.	2,252

		8,585

	Software — 8.7%
44	Atlassian Corp. plc, (Australia), Class A (a)	1,127
19	Fleetmatics Group plc, (Ireland) (a)	829
31	Guidewire Software, Inc. (a)	1,940
21	HubSpot, Inc. (a)	918
30	Imperva, Inc. (a)	1,296
28	Proofpoint, Inc. (a)	1,780
71	RingCentral, Inc., Class A (a)	1,399
11	Tableau Software, Inc., Class A (a)	561
15	Take-Two Interactive Software, Inc. (a)	569
6	Tyler Technologies, Inc. (a)	927
72	Zendesk, Inc. (a)	1,907

		13,253

	Technology Hardware, Storage & Peripherals — 0.4%
81	Nimble Storage, Inc. (a)	643

	Total Information Technology	40,400

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Construction Materials — 1.7%
23	Eagle Materials, Inc.	1,746
38	Summit Materials, Inc., Class A (a)	780

	Total Materials	2,526

	Total Common Stocks (Cost $111,134)	150,488

Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,180	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $3,180)	3,180

	Total Investments — 100.5% (Cost $114,314)	153,668
	Liabilities in Excess of Other Assets — (0.5)%	(762)

	NET ASSETS — 100.0%	$152,906

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Consumer Discretionary — 10.2%
	Auto Components — 2.2%
34	American Axle & Manufacturing Holdings, Inc. (a)	486
42	Cooper Tire & Rubber Co.	1,241
15	Cooper-Standard Holding, Inc. (a)	1,169
4	Dana Holding Corp.	37
17	Horizon Global Corp. (a)	188
2	Stoneridge, Inc. (a)	31
23	Tower International, Inc.	466

		3,618

	Diversified Consumer Services — 0.2%
2	Capella Education Co.	96
21	K12, Inc. (a)	268

		364

	Hotels, Restaurants & Leisure — 2.0%
92	Bloomin’ Brands, Inc.	1,640
19	Carrols Restaurant Group, Inc. (a)	229
19	Isle of Capri Casinos, Inc. (a)	350
29	Krispy Kreme Doughnuts, Inc. (a)	599
24	Red Rock Resorts, Inc., Class A (a)	519

		3,337

	Household Durables — 1.2%
14	Helen of Troy Ltd. (a)	1,459
3	Libbey, Inc.	42
20	Lifetime Brands, Inc.	288
2	NACCO Industries, Inc., Class A	108

		1,897

	Leisure Products — 0.2%
14	Nautilus, Inc. (a)	242

	Media — 0.9%
61	Gray Television, Inc. (a)	658
3	Nexstar Broadcasting Group, Inc., Class A	158
23	Sinclair Broadcast Group, Inc., Class A	687

		1,503

	Specialty Retail — 3.4%
5	Abercrombie & Fitch Co., Class A	95
28	Caleres, Inc.	670
24	Cato Corp. (The), Class A	924
18	Children’s Place, Inc. (The)	1,444
19	Express, Inc. (a)	270
10	Kirkland’s, Inc. (a)	150
193	Office Depot, Inc. (a)	640
6	Outerwall, Inc.	265

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
211	Pier 1 Imports, Inc.	1,083
14	Tilly’s, Inc., Class A (a)	80

		5,621

	Textiles, Apparel & Luxury Goods — 0.1%
9	Perry Ellis International, Inc. (a)	187

	Total Consumer Discretionary	16,769

	Consumer Staples — 2.6%
	Food & Staples Retailing — 1.0%
38	SpartanNash Co.	1,174
39	SUPERVALU, Inc. (a)	184
11	US Foods Holding Corp. (a)	264
3	Village Super Market, Inc., Class A	89

		1,711

	Food Products — 1.4%
25	Dean Foods Co.	458
28	Pilgrim’s Pride Corp.	718
4	Pinnacle Foods, Inc.	177
6	Post Holdings, Inc. (a)	505
3	Sanderson Farms, Inc.	286
2	TreeHouse Foods, Inc. (a)	246

		2,390

	Household Products — 0.1%
6	Central Garden & Pet Co., Class A (a)	119

	Personal Products — 0.1%
1	USANA Health Sciences, Inc. (a)	88

	Total Consumer Staples	4,308

	Energy — 3.1%
	Energy Equipment & Services — 1.5%
31	Archrock, Inc.	296
61	Atwood Oceanics, Inc.	766
25	Helix Energy Solutions Group, Inc. (a)	171
14	Matrix Service Co. (a)	228
7	PHI, Inc. (a)	119
3	Pioneer Energy Services Corp. (a)	14
36	RigNet, Inc. (a)	483
49	Seadrill Ltd., (United Kingdom) (a)	159
13	Superior Energy Services, Inc.	241

		2,477

	Oil, Gas & Consumable Fuels — 1.6%
30	Bill Barrett Corp. (a)	189
8	Callon Petroleum Co. (a)	87

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
6	Carrizo Oil & Gas, Inc. (a)	222
36	Delek U.S. Holdings, Inc.	480
113	Denbury Resources, Inc.	406
78	Eclipse Resources Corp. (a)	259
72	EP Energy Corp., Class A (a)	372
8	Green Plains, Inc.	159
28	Renewable Energy Group, Inc. (a)	245
1	REX American Resources Corp. (a)	78
3	World Fuel Services Corp.	140

		2,637

	Total Energy	5,114

	Financials — 24.3%
	Banks — 8.7%
15	Banc of California, Inc.	280
14	BBCN Bancorp, Inc.	205
8	Cathay General Bancorp	226
2	Community Trust Bancorp, Inc.	59
3	CU Bancorp (a)	75
19	Customers Bancorp, Inc. (a)	478
42	East West Bancorp, Inc.	1,438
32	Fidelity Southern Corp.	505
5	Financial Institutions, Inc.	130
78	First BanCorp, (Puerto Rico) (a)	310
5	First Business Financial Services, Inc.	115
23	First Commonwealth Financial Corp.	213
6	First Community Bancshares, Inc.	132
5	First Financial Bancorp	99
5	First Merchants Corp.	114
9	First NBC Bank Holding Co. (a)	157
5	Franklin Financial Network, Inc. (a)	166
51	Fulton Financial Corp.	691
34	Hanmi Financial Corp.	794
14	Hilltop Holdings, Inc. (a)	290
135	Huntington Bancshares, Inc.	1,206
1	IBERIABANK Corp.	79
4	MainSource Financial Group, Inc.	93
3	NBT Bancorp, Inc.	87
25	PacWest Bancorp	988
51	Popular, Inc., (Puerto Rico)	1,491
11	Preferred Bank	308
2	Premier Financial Bancorp, Inc.	34
5	PrivateBancorp, Inc.	232
6	Sierra Bancorp	94
4	Southern National Bancorp of Virginia, Inc.	50
2	Stonegate Bank	68

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
2	SVB Financial Group (a)	153
115	TCF Financial Corp.	1,453
2	Towne Bank	48
16	TriCo Bancshares	435
15	TriState Capital Holdings, Inc. (a)	208
6	Triumph Bancorp, Inc. (a)	99
67	Wilshire Bancorp, Inc.	694

		14,297

	Capital Markets — 0.9%
67	BGC Partners, Inc., Class A	582
3	Evercore Partners, Inc., Class A	139
5	Houlihan Lokey, Inc.	112
14	INTL. FCStone, Inc. (a)	395
4	Piper Jaffray Cos. (a)	155
1	Stifel Financial Corp. (a)	46

		1,429

	Consumer Finance — 1.2%
45	Cash America International, Inc.	1,924

	Diversified Financial Services — 0.3%
5	Bats Global Markets, Inc. (a)	136
12	FNFV Group (a)	138
1	MarketAxess Holdings, Inc.	174

		448

	Insurance — 2.4%
37	American Equity Investment Life Holding Co.	529
7	Aspen Insurance Holdings Ltd., (Bermuda)	347
51	CNO Financial Group, Inc.	898
11	First American Financial Corp.	454
6	HCI Group, Inc.	171
2	Horace Mann Educators Corp.	58
5	Maiden Holdings Ltd., (Bermuda)	62
3	National General Holdings Corp.	74
4	Selective Insurance Group, Inc.	139
21	Stewart Information Services Corp.	861
4	United Fire Group, Inc.	173
11	Universal Insurance Holdings, Inc.	202
1	Validus Holdings Ltd., (Bermuda)	66

		4,034

	Real Estate Investment Trusts (REITs) — 9.1%
1	Agree Realty Corp.	62
12	American Assets Trust, Inc.	510
5	American Campus Communities, Inc.	242
10	Armada Hoffler Properties, Inc.	135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
152	Ashford Hospitality Trust, Inc.	815
20	Bluerock Residential Growth REIT, Inc.	258
135	Capstead Mortgage Corp.	1,307
9	Chatham Lodging Trust	202
8	Chesapeake Lodging Trust	188
9	CoreSite Realty Corp.	778
23	Cousins Properties, Inc.	241
10	CubeSmart	303
3	CyrusOne, Inc.	139
8	DCT Industrial Trust, Inc.	408
10	DDR Corp.	177
16	DiamondRock Hospitality Co.	149
6	Easterly Government Properties, Inc.	113
8	Education Realty Trust, Inc.	371
4	EPR Properties	323
3	Equity One, Inc.	84
44	First Industrial Realty Trust, Inc.	1,212
3	Franklin Street Properties Corp.	39
20	GEO Group, Inc. (The)	693
5	Government Properties Income Trust	125
29	Gramercy Property Trust	269
7	Highwoods Properties, Inc.	386
6	Hudson Pacific Properties, Inc.	172
8	InfraREIT, Inc.	147
13	LTC Properties, Inc.	693
3	Parkway Properties, Inc.	54
2	PS Business Parks, Inc.	191
9	RAIT Financial Trust	28
3	Ramco-Gershenson Properties Trust	56
22	Redwood Trust, Inc.	310
55	Retail Opportunity Investments Corp.	1,194
23	Rexford Industrial Realty, Inc.	475
22	RLJ Lodging Trust	461
1	Sovran Self Storage, Inc.	63
49	Summit Hotel Properties, Inc.	649
3	Sun Communities, Inc.	200
38	Sunstone Hotel Investors, Inc.	461
23	Xenia Hotels & Resorts, Inc.	384

		15,067

	Thrifts & Mortgage Finance — 1.7%
19	Dime Community Bancshares, Inc.	323
37	Flagstar Bancorp, Inc. (a)	897
1	Home Bancorp, Inc.	33
42	HomeStreet, Inc. (a)	829
7	Meta Financial Group, Inc.	377

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
9	PennyMac Financial Services, Inc., Class A (a)	109
9	Walker & Dunlop, Inc. (a)	200
2	Washington Federal, Inc.	43

		2,811

	Total Financials	40,010

	Health Care — 12.7%
	Biotechnology — 4.5%
4	Acceleron Pharma, Inc. (a)	150
14	Achillion Pharmaceuticals, Inc. (a)	108
11	Acorda Therapeutics, Inc. (a)	283
6	Adamas Pharmaceuticals, Inc. (a)	83
10	Aduro Biotech, Inc. (a)	118
1	Adverum Biotechnologies, Inc. (a)	3
2	Agios Pharmaceuticals, Inc. (a)	71
11	AMAG Pharmaceuticals, Inc. (a)	266
19	Amicus Therapeutics, Inc. (a)	106
13	Applied Genetic Technologies Corp. (a)	189
7	Bellicum Pharmaceuticals, Inc. (a)	92
8	Bluebird Bio, Inc. (a)	329
13	Blueprint Medicines Corp. (a)	269
19	Cara Therapeutics, Inc. (a)	89
40	Celldex Therapeutics, Inc. (a)	176
8	Clovis Oncology, Inc. (a)	114
9	Coherus Biosciences, Inc. (a)	144
9	Corvus Pharmaceuticals, Inc. (a)	131
9	Dimension Therapeutics, Inc. (a)	56
22	Epizyme, Inc. (a)	228
8	Esperion Therapeutics, Inc. (a)	78
7	FibroGen, Inc. (a)	120
8	Global Blood Therapeutics, Inc. (a)	129
6	Immune Design Corp. (a)	45
27	Infinity Pharmaceuticals, Inc. (a)	36
20	Insmed, Inc. (a)	194
3	Intellia Therapeutics, Inc. (a)	68
20	Karyopharm Therapeutics, Inc. (a)	133
1	Loxo Oncology, Inc. (a)	21
13	MacroGenics, Inc. (a)	362
9	Neurocrine Biosciences, Inc. (a)	418
5	Ophthotech Corp. (a)	245
7	Puma Biotechnology, Inc. (a)	203
50	Raptor Pharmaceutical Corp. (a)	266
7	Sage Therapeutics, Inc. (a)	223
16	Selecta Biosciences, Inc. (a)	229
3	Seres Therapeutics, Inc. (a)	87
5	Spark Therapeutics, Inc. (a)	261

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
55	Synergy Pharmaceuticals, Inc. (a)	208
6	Ultragenyx Pharmaceutical, Inc. (a)	274
35	Vitae Pharmaceuticals, Inc. (a)	382
11	Voyager Therapeutics, Inc. (a)	118
13	Xencor, Inc. (a)	243

		7,348

	Health Care Equipment & Supplies — 3.4%
12	AngioDynamics, Inc. (a)	177
8	Cynosure, Inc., Class A (a)	411
11	Greatbatch, Inc. (a)	342
29	HeartWare International, Inc. (a)	1,677
3	ICU Medical, Inc. (a)	366
15	Inogen, Inc. (a)	774
12	NuVasive, Inc. (a)	717
50	OraSure Technologies, Inc. (a)	296
9	Orthofix International N.V. (a)	369
1	Penumbra, Inc. (a)	75
5	West Pharmaceutical Services, Inc.	410

		5,614

	Health Care Providers & Services — 3.9%
8	American Renal Associates Holdings, Inc. (a)	220
14	Amsurg Corp. (a)	1,074
12	Civitas Solutions, Inc. (a)	248
95	Cross Country Healthcare, Inc. (a)	1,325
28	Kindred Healthcare, Inc.	315
31	Molina Healthcare, Inc. (a)	1,543
10	Owens & Minor, Inc.	386
14	PharMerica Corp. (a)	350
12	Surgical Care Affiliates, Inc. (a)	595
4	WellCare Health Plans, Inc. (a)	382

		6,438

	Life Sciences Tools & Services — 0.1%
3	Cambrex Corp. (a)	171

	Pharmaceuticals — 0.8%
9	Amphastar Pharmaceuticals, Inc. (a)	137
6	Flex Pharma, Inc. (a)	61
9	Intra-Cellular Therapies, Inc. (a)	361
7	Medicines Co. (The) (a)	222
3	Pacira Pharmaceuticals, Inc. (a)	108
13	Reata Pharmaceuticals, Inc., Class A (a)	259
9	Revance Therapeutics, Inc. (a)	125

		1,273

	Total Health Care	20,844

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.3%
	Aerospace & Defense — 1.8%
16	AAR Corp.	382
13	Engility Holdings, Inc. (a)	273
6	HEICO Corp., Class A	316
3	Moog, Inc., Class A (a)	173
62	Vectrus, Inc. (a)	1,755

		2,899

	Air Freight & Logistics — 0.3%
12	Atlas Air Worldwide Holdings, Inc. (a)	478
4	Park-Ohio Holdings Corp.	106

		584

	Airlines — 1.4%
35	Hawaiian Holdings, Inc. (a)	1,340
36	SkyWest, Inc.	947

		2,287

	Building Products — 1.6%
17	American Woodmark Corp. (a)	1,140
24	NCI Building Systems, Inc. (a)	379
12	Universal Forest Products, Inc.	1,131

		2,650

	Commercial Services & Supplies — 3.6%
14	ABM Industries, Inc.	518
146	ACCO Brands Corp. (a)	1,506
26	Essendant, Inc.	807
3	Herman Miller, Inc.	77
16	Interface, Inc.	250
12	Kimball International, Inc., Class B	137
73	Quad/Graphics, Inc.	1,704
30	Steelcase, Inc., Class A	409
4	Viad Corp.	119
1	VSE Corp.	54
16	West Corp.	307

		5,888

	Construction & Engineering — 1.1%
15	EMCOR Group, Inc.	729
33	MasTec, Inc. (a)	725
13	Tutor Perini Corp. (a)	307

		1,761

	Electrical Equipment — 1.4%
7	EnerSys	436
109	General Cable Corp.	1,384
8	Powell Industries, Inc.	303
3	Regal Beloit Corp.	183

		2,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Machinery — 3.1%
6	Barnes Group, Inc.	194
5	Columbus McKinnon Corp.	71
16	Federal Signal Corp.	204
56	Global Brass & Copper Holdings, Inc.	1,523
5	Greenbrier Cos., Inc. (The)	153
2	Hurco Cos., Inc.	56
4	Hyster-Yale Materials Handling, Inc.	232
10	Joy Global, Inc.	201
7	Kadant, Inc.	385
3	Kennametal, Inc.	71
106	Meritor, Inc. (a)	762
1	Standex International Corp.	103
10	TriMas Corp. (a)	176
84	Wabash National Corp. (a)	1,065

		5,196

	Marine — 0.0% (g)
2	Matson, Inc.	54

	Professional Services — 1.9%
31	Barrett Business Services, Inc.	1,277
5	CRA International, Inc. (a)	120
4	Insperity, Inc.	277
2	Kelly Services, Inc., Class A	37
12	RPX Corp. (a)	111
10	TriNet Group, Inc. (a)	200
32	TrueBlue, Inc. (a)	602
8	WageWorks, Inc. (a)	449

		3,073

	Road & Rail — 0.8%
55	ArcBest Corp.	890
3	Universal Logistics Holdings, Inc.	33
38	YRC Worldwide, Inc. (a)	332

		1,255

	Trading Companies & Distributors — 0.3%
9	Applied Industrial Technologies, Inc.	384
3	SiteOne Landscape Supply, Inc. (a)	98

		482

	Total Industrials	28,435

	Information Technology — 16.8%
	Communications Equipment — 0.9%
20	Comtech Telecommunications Corp.	262
41	EMCORE Corp. (a)	242
276	Extreme Networks, Inc. (a)	935

		1,439

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.2%
34	Benchmark Electronics, Inc. (a)	724
47	Insight Enterprises, Inc. (a)	1,228
29	Kimball Electronics, Inc. (a)	359
2	Littelfuse, Inc.	293
8	Methode Electronics, Inc.	290
65	Sanmina Corp. (a)	1,743
8	Tech Data Corp. (a)	554

		5,191

	Internet Software & Services — 2.5%
9	Carbonite, Inc. (a)	91
9	Cornerstone OnDemand, Inc. (a)	341
55	Everyday Health, Inc. (a)	430
32	Five9, Inc. (a)	377
3	Q2 Holdings, Inc. (a)	85
158	RetailMeNot, Inc. (a)	1,215
11	Twilio, Inc., Class A (a)	402
6	Web.com Group, Inc. (a)	117
13	WebMD Health Corp. (a)	727
30	Xactly Corp. (a)	389

		4,174

	IT Services — 2.3%
2	Blackhawk Network Holdings, Inc. (a)	62
11	Euronet Worldwide, Inc. (a)	771
2	EVERTEC, Inc., (Puerto Rico)	37
9	ExlService Holdings, Inc. (a)	463
48	Planet Payment, Inc. (a)	216
6	Science Applications International Corp.	325
14	Sykes Enterprises, Inc. (a)	412
75	Travelport Worldwide Ltd., (United Kingdom)	960
85	Unisys Corp. (a)	622

		3,868

	Semiconductors & Semiconductor Equipment — 3.4%
2	Acacia Communications, Inc. (a)	68
12	Advanced Energy Industries, Inc. (a)	461
8	Alpha & Omega Semiconductor Ltd. (a)	109
29	Amkor Technology, Inc. (a)	169
8	Cirrus Logic, Inc. (a)	303
30	Cohu, Inc.	327
99	Cypress Semiconductor Corp.	1,046
15	First Solar, Inc. (a)	712
66	IXYS Corp.	679
5	Nanometrics, Inc. (a)	97
15	NeoPhotonics Corp. (a)	138
11	PDF Solutions, Inc. (a)	152

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
81	Sigma Designs, Inc. (a)	520
81	Ultra Clean Holdings, Inc. (a)	460
68	Xcerra Corp. (a)	391

		5,632

	Software — 4.5%
56	AVG Technologies N.V., (Netherlands) (a)	1,059
4	Manhattan Associates, Inc. (a)	282
28	Pegasystems, Inc.	752
9	PTC, Inc. (a)	337
29	Qlik Technologies, Inc. (a)	850
3	Qualys, Inc. (a)	92
9	Rapid7, Inc. (a)	109
43	RingCentral, Inc., Class A (a)	842
73	Rovi Corp. (a)	1,140
49	Take-Two Interactive Software, Inc. (a)	1,870
5	VASCO Data Security International, Inc. (a)	74

		7,407

	Total Information Technology	27,711

	Materials — 3.9%
	Chemicals — 2.0%
3	FutureFuel Corp.	35
18	Innophos Holdings, Inc.	760
1	Innospec, Inc.	58
13	Minerals Technologies, Inc.	722
14	OMNOVA Solutions, Inc. (a)	105
36	Trinseo S.A. (a)	1,541

		3,221

	Containers & Packaging — 0.6%
3	AEP Industries, Inc.	258
10	Berry Plastics Group, Inc. (a)	373
36	Graphic Packaging Holding Co.	448

		1,079

	Metals & Mining — 0.7%
20	Commercial Metals Co.	336
35	Ryerson Holding Corp. (a)	607
4	Worthington Industries, Inc.	184

		1,127

	Paper & Forest Products — 0.6%
14	Boise Cascade Co. (a)	312
20	Schweitzer-Mauduit International, Inc.	697

		1,009

	Total Materials	6,436

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
6	8x8, Inc. (a)	93
7	IDT Corp., Class B	104
65	Inteliquent, Inc.	1,291

	Total Telecommunication Services	1,488

	Utilities — 3.9%
	Electric Utilities — 2.0%
2	El Paso Electric Co.	75
7	IDACORP, Inc.	539
3	MGE Energy, Inc.	190
38	Portland General Electric Co.	1,657
20	Spark Energy, Inc., Class A	650
2	Westar Energy, Inc.	127

		3,238

	Gas Utilities — 0.5%
1	AGL Resources, Inc.	41
14	New Jersey Resources Corp.	530
3	Southwest Gas Corp.	251

		822

	Independent Power & Renewable Electricity Producers — 1.3%
14	Atlantic Power Corp.	34
16	Dynegy, Inc. (a)	274
121	Talen Energy Corp. (a)	1,639
66	TerraForm Global, Inc., Class A	215

		2,162

	Water Utilities — 0.1%
2	American States Water Co.	90
2	Consolidated Water Co., Ltd., (Cayman Islands)	32

		122

	Total Utilities	6,344

	Total Common Stocks (Cost $124,597)	157,459

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
5,966	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $5,966)	5,966

	Total Investments — 99.3% (Cost $130,563)	163,425
	Other Assets in Excess of Liabilities — 0.7%	1,211

	NET ASSETS — 100.0%	$164,636

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
66	E-mini Russell 2000	09/16/16	USD	$7,573	$85

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 14.3%
	Auto Components — 0.9%
355	Drew Industries, Inc.	30,132

	Distributors — 1.8%
643	Pool Corp.	60,487

	Diversified Consumer Services — 1.3%
1,083	ServiceMaster Global Holdings, Inc. (a)	43,086

	Hotels, Restaurants & Leisure — 3.7%
1,112	Brinker International, Inc.	50,615
611	Monarch Casino & Resort, Inc. (a)	13,415
578	Papa John’s International, Inc.	39,331
708	Zoe’s Kitchen, Inc. (a)	25,687

		129,048

	Leisure Products — 1.5%
904	Brunswick Corp.	40,951
1,013	Malibu Boats, Inc., Class A (a)	12,233

		53,184

	Media — 2.3%
1,123	Cinemark Holdings, Inc.	40,929
2,341	E.W. Scripps Co. (The), Class A (a)	37,074

		78,003

	Specialty Retail — 1.7%
1,673	American Eagle Outfitters, Inc.	26,646
3,095	Chico’s FAS, Inc.	33,146

		59,792

	Textiles, Apparel & Luxury Goods — 1.1%
3,481	Crocs, Inc. (a)	39,265

	Total Consumer Discretionary	492,997

	Consumer Staples — 4.0%
	Food & Staples Retailing — 0.9%
1,160	Performance Food Group Co. (a)	31,222

	Food Products — 0.7%
204	J&J Snack Foods Corp.	24,375

	Household Products — 2.4%
702	Spectrum Brands Holdings, Inc.	83,712

	Total Consumer Staples	139,309

	Energy — 3.6%
	Energy Equipment & Services — 2.3%
308	Dril-Quip, Inc. (a)	17,973
2,860	Patterson-UTI Energy, Inc.	60,978

		78,951

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 1.3%
187	Cimarex Energy Co.	22,311
3,537	Synergy Resources Corp. (a)	23,556

		45,867

	Total Energy	124,818

	Financials — 23.5%
	Banks — 9.7%
2,481	Associated Banc-Corp.	42,546
1,178	BankUnited, Inc.	36,179
347	Commerce Bancshares, Inc.	16,606
1,294	First Financial Bancorp	25,177
2,252	First Horizon National Corp.	31,027
383	First Republic Bank	26,818
1,046	Glacier Bancorp, Inc.	27,808
1,199	Great Western Bancorp, Inc.	37,823
572	IBERIABANK Corp.	34,172
1,866	Umpqua Holdings Corp.	28,874
860	Western Alliance Bancorp (a)	28,079

		335,109

	Capital Markets — 3.1%
891	Eaton Vance Corp.	31,476
653	Greenhill & Co., Inc.	10,508
1,854	Janus Capital Group, Inc.	25,814
703	Lazard Ltd., (Bermuda), Class A	20,944
726	Moelis & Co., Class A	16,329

		105,071

	Diversified Financial Services — 2.0%
174	FactSet Research Systems, Inc.	28,094
517	Morningstar, Inc.	42,272

		70,366

	Insurance — 1.3%
848	ProAssurance Corp.	45,418

	Real Estate Investment Trusts (REITs) — 5.4%
680	EastGroup Properties, Inc.	46,871
389	Mid-America Apartment Communities, Inc.	41,354
1,077	National Retail Properties, Inc.	55,721
1,929	RLJ Lodging Trust	41,374

		185,320

	Real Estate Management & Development — 2.0%
1,255	HFF, Inc., Class A	36,237
1,129	Realogy Holdings Corp. (a)	32,752

		68,989

	Total Financials	810,273

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 11.8%
	Health Care Equipment & Supplies — 4.1%
147	ICU Medical, Inc. (a)	16,615
706	IDEXX Laboratories, Inc. (a)	65,574
755	West Pharmaceutical Services, Inc.	57,273

		139,462

	Health Care Providers & Services — 5.1%
694	Centene Corp. (a)	49,516
412	HealthEquity, Inc. (a)	12,505
1,285	HealthSouth Corp.	49,871
353	Magellan Health, Inc. (a)	23,201
384	WellCare Health Plans, Inc. (a)	41,178

		176,271

	Health Care Technology — 1.4%
575	Cotiviti Holdings, Inc. (a)	12,158
694	Medidata Solutions, Inc. (a)	32,513
118	Press Ganey Holdings, Inc. (a)	4,632

		49,303

	Pharmaceuticals — 1.2%
1,797	Catalent, Inc. (a)	41,315

	Total Health Care	406,351

	Industrials — 19.4%
	Commercial Services & Supplies — 5.9%
1,204	Brady Corp., Class A	36,797
297	G&K Services, Inc., Class A	22,732
1,248	Herman Miller, Inc.	37,305
960	KAR Auction Services, Inc.	40,082
408	US Ecology, Inc.	18,728
677	Waste Connections, Inc., (Canada)	48,812

		204,456

	Electrical Equipment — 0.9%
915	Generac Holdings, Inc. (a)	31,986

	Machinery — 8.2%
1,600	Allison Transmission Holdings, Inc.	45,180
943	Altra Industrial Motion Corp.	25,438
980	Douglas Dynamics, Inc.	25,208
388	Lincoln Electric Holdings, Inc.	22,907
157	Proto Labs, Inc. (a)	9,042
575	RBC Bearings, Inc. (a)	41,692
1,264	Rexnord Corp. (a)	24,804
990	Toro Co. (The)	87,306

		281,577

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.4%
1,504	Knight Transportation, Inc.	39,975
629	Landstar System, Inc.	43,190

		83,165

	Trading Companies & Distributors — 2.0%
742	Applied Industrial Technologies, Inc.	33,484
249	Watsco, Inc.	35,001

		68,485

	Total Industrials	669,669

	Information Technology — 10.5%
	Electronic Equipment, Instruments & Components — 0.8%
260	FEI Co.	27,761

	Internet Software & Services — 2.3%
999	GrubHub, Inc. (a)	31,035
692	Instructure, Inc. (a)	13,151
1,171	Q2 Holdings, Inc. (a)	32,811

		76,997

	IT Services — 1.2%
1,097	CoreLogic, Inc. (a)	42,221

	Semiconductors & Semiconductor Equipment — 0.7%
592	Cabot Microelectronics Corp.	25,051

	Software — 5.5%
454	Aspen Technology, Inc. (a)	18,275
526	Guidewire Software, Inc. (a)	32,489
610	Imperva, Inc. (a)	26,224
1,311	Monotype Imaging Holdings, Inc.	32,288
381	NetSuite, Inc. (a)	27,722
296	Splunk, Inc. (a)	16,044
212	Tyler Technologies, Inc. (a)	35,337

		188,379

	Total Information Technology	360,409

	Materials — 5.7%
	Chemicals — 0.5%
261	GCP Applied Technologies, Inc. (a)	6,793
112	Quaker Chemical Corp.	9,995

		16,788

	Containers & Packaging — 5.2%
1,015	AptarGroup, Inc.	80,336
1,106	Crown Holdings, Inc. (a)	56,023
855	Silgan Holdings, Inc.	44,016

		180,375

	Total Materials	197,163

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.7%
	Electric Utilities — 1.4%
1,109	Portland General Electric Co.	48,922

	Multi-Utilities — 1.3%
720	NorthWestern Corp.	45,416

	Total Utilities	94,338

	Total Common Stocks (Cost $2,428,739)	3,295,327

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
138,079	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $138,079)	138,079

	Total Investments — 99.5% (Cost $2,566,818)	3,433,406
	Other Assets in Excess of Liabilities — 0.5%	15,524

	NET ASSETS — 100.0%	$3,448,930

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 14.5%
	Distributors — 1.0%
115	Pool Corp.	10,807

	Hotels, Restaurants & Leisure — 3.8%
788	Boyd Gaming Corp. (a)	14,503
257	La Quinta Holdings, Inc. (a)	2,931
253	Texas Roadhouse, Inc.	11,515
76	Vail Resorts, Inc.	10,493

		39,442

	Household Durables — 0.6%
519	TRI Pointe Group, Inc. (a)	6,136

	Internet & Catalog Retail — 1.0%
267	Wayfair, Inc., Class A (a)	10,417

	Multiline Retail — 1.0%
402	Ollie’s Bargain Outlet Holdings, Inc. (a)	9,999

	Specialty Retail — 5.2%
162	Burlington Stores, Inc. (a)	10,814
151	Lithia Motors, Inc., Class A	10,745
115	Monro Muffler Brake, Inc.	7,278
198	Penske Automotive Group, Inc.	6,215
364	Sally Beauty Holdings, Inc. (a)	10,699
274	Tailored Brands, Inc.	3,465
162	Vitamin Shoppe, Inc. (a)	4,947

		54,163

	Textiles, Apparel & Luxury Goods — 1.9%
184	G-III Apparel Group Ltd. (a)	8,391
275	Kate Spade & Co. (a)	5,664
269	Wolverine World Wide, Inc.	5,476

		19,531

	Total Consumer Discretionary	150,495

	Consumer Staples — 3.5%
	Food & Staples Retailing — 2.5%
66	Casey’s General Stores, Inc.	8,631
284	Performance Food Group Co. (a)	7,630
410	Sprouts Farmers Market, Inc. (a)	9,386

		25,647

	Food Products — 1.0%
716	Freshpet, Inc. (a)	6,678
127	Snyder’s-Lance, Inc.	4,302

		10,980

	Total Consumer Staples	36,627

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
224	Delek U.S. Holdings, Inc.	2,961
76	Diamondback Energy, Inc. (a)	6,965
187	RSP Permian, Inc. (a)	6,529

	Total Energy	16,455

	Financials — 8.5%
	Banks — 2.6%
251	PrivateBancorp, Inc.	11,049
51	Signature Bank (a)	6,325
207	Texas Capital Bancshares, Inc. (a)	9,692

		27,066

	Capital Markets — 2.9%
266	Evercore Partners, Inc., Class A	11,775
345	Financial Engines, Inc.	8,926
933	PennantPark Investment Corp.	6,370
298	WisdomTree Investments, Inc.	2,922

		29,993

	Real Estate Investment Trusts (REITs) — 1.4%
230	CubeSmart	7,105
146	Highwoods Properties, Inc.	7,710

		14,815

	Real Estate Management & Development — 1.2%
298	RE/MAX Holdings, Inc., Class A	11,989

	Thrifts & Mortgage Finance — 0.4%
252	BofI Holding, Inc. (a)	4,471

	Total Financials	88,334

	Health Care — 23.5%
	Biotechnology — 8.9%
137	ACADIA Pharmaceuticals, Inc. (a)	4,432
191	Acceleron Pharma, Inc. (a)	6,493
561	Arrowhead Pharmaceuticals, Inc. (a)	2,985
249	Axovant Sciences Ltd., (Bermuda) (a)	3,203
436	Bellicum Pharmaceuticals, Inc. (a)	5,651
310	Coherus Biosciences, Inc. (a)	5,228
427	Exact Sciences Corp. (a)	5,233
216	FibroGen, Inc. (a)	3,546
809	Halozyme Therapeutics, Inc. (a)	6,984
475	Ignyta, Inc. (a)	2,575
395	Insmed, Inc. (a)	3,893
179	Kite Pharma, Inc. (a)	8,964
163	Neurocrine Biosciences, Inc. (a)	7,399
278	Portola Pharmaceuticals, Inc. (a)	6,566
166	REGENXBIO, Inc. (a)	1,328

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
146	Sage Therapeutics, Inc. (a)	4,389
130	Spark Therapeutics, Inc. (a)	6,639
63	Ultragenyx Pharmaceutical, Inc. (a)	3,100
284	Versartis, Inc. (a)	3,144

		91,752

	Health Care Equipment & Supplies — 5.1%
1,038	GenMark Diagnostics, Inc. (a)	9,032
215	Insulet Corp. (a)	6,498
476	K2M Group Holdings, Inc. (a)	7,392
159	Nevro Corp. (a)	11,764
981	Novadaq Technologies, Inc., (Canada) (a)	9,654
899	Syneron Medical Ltd., (Israel) (a)	6,910
410	Unilife Corp. (a)	1,349

		52,599

	Health Care Providers & Services — 3.7%
242	Acadia Healthcare Co., Inc. (a)	13,428
267	Surgical Care Affiliates, Inc. (a)	12,713
118	WellCare Health Plans, Inc. (a)	12,664

		38,805

	Health Care Technology — 2.4%
648	Evolent Health, Inc., Class A (a)	12,450
374	Veeva Systems, Inc., Class A (a)	12,755

		25,205

	Pharmaceuticals — 3.4%
595	Horizon Pharma plc (a)	9,804
446	Nektar Therapeutics (a)	6,340
259	Revance Therapeutics, Inc. (a)	3,517
324	Sagent Pharmaceuticals, Inc. (a)	4,851
1,210	TherapeuticsMD, Inc. (a)	10,284

		34,796

	Total Health Care	243,157

	Industrials — 18.5%
	Aerospace & Defense — 2.2%
221	HEICO Corp.	14,777
198	Hexcel Corp.	8,232

		23,009

	Air Freight & Logistics — 0.5%
187	XPO Logistics, Inc. (a)	4,903

	Building Products — 6.8%
445	Advanced Drainage Systems, Inc.	12,177
225	Caesarstone Ltd., (Israel) (a)	7,811
205	Fortune Brands Home & Security, Inc.	11,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — continued
92	Lennox International, Inc.	13,171
199	Masonite International Corp. (a)	13,179
285	Trex Co., Inc. (a)	12,816

		71,048

	Electrical Equipment — 1.2%
49	Acuity Brands, Inc.	12,189

	Industrial Conglomerates — 1.3%
129	Carlisle Cos., Inc.	13,648

	Machinery — 3.5%
146	Graco, Inc.	11,562
208	John Bean Technologies Corp.	12,762
107	Middleby Corp. (The) (a)	12,362

		36,686

	Road & Rail — 1.0%
169	Old Dominion Freight Line, Inc. (a)	10,189

	Trading Companies & Distributors — 2.0%
355	Rush Enterprises, Inc., Class A (a)	7,639
91	Watsco, Inc.	12,825

		20,464

	Total Industrials	192,136

	Information Technology — 26.4%
	Communications Equipment — 0.5%
275	Ciena Corp. (a)	5,149

	Internet Software & Services — 11.2%
471	2U, Inc. (a)	13,858
270	Benefitfocus, Inc. (a)	10,309
279	Cornerstone OnDemand, Inc. (a)	10,626
59	CoStar Group, Inc. (a)	12,910
141	Demandware, Inc. (a)	10,595
407	Envestnet, Inc. (a)	13,559
389	GoDaddy, Inc., Class A (a)	12,144
357	GrubHub, Inc. (a)	11,078
241	Instructure, Inc. (a)	4,586
98	Marketo, Inc. (a)	3,405
354	Shopify, Inc., (Canada), Class A (a)	10,900
64	Twilio, Inc., Class A (a)	2,336

		116,306

	Semiconductors & Semiconductor Equipment — 5.6%
277	Cavium, Inc. (a)	10,697
332	Inphi Corp. (a)	10,628
294	MACOM Technology Solutions Holdings, Inc. (a)	9,694
276	MKS Instruments, Inc.	11,901

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
223	Monolithic Power Systems, Inc.	15,254

		58,174

	Software — 8.7%
295	Atlassian Corp. plc, (Australia), Class A (a)	7,640
130	Fleetmatics Group plc, (Ireland) (a)	5,624
213	Guidewire Software, Inc. (a)	13,147
143	HubSpot, Inc. (a)	6,229
204	Imperva, Inc. (a)	8,786
191	Proofpoint, Inc. (a)	12,064
481	RingCentral, Inc., Class A (a)	9,480
78	Tableau Software, Inc., Class A (a)	3,812
103	Take-Two Interactive Software, Inc. (a)	3,887
38	Tyler Technologies, Inc. (a)	6,291
490	Zendesk, Inc. (a)	12,917

		89,877

	Technology Hardware, Storage & Peripherals — 0.4%
548	Nimble Storage, Inc. (a)	4,365

	Total Information Technology	273,871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.7%
	Construction Materials — 1.7%
153	Eagle Materials, Inc.	11,829
259	Summit Materials, Inc., Class A (a)	5,296

	Total Materials	17,125

	Total Common Stocks (Cost $845,085)	1,018,200

Short-Term Investment — 2.2%
	Investment Company — 2.2%
22,619	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $22,619)	22,619

	Total Investments — 100.4% (Cost $867,704)	1,040,819
	Liabilities in Excess of Other Assets — (0.4)%	(3,681)

	NET ASSETS — 100.0%	$1,037,138

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.7%
	Consumer Discretionary — 9.1%
	Auto Components — 1.4%
501	Cooper Tire & Rubber Co.	14,952
651	Dana Holding Corp.	6,874
173	Stoneridge, Inc. (a)	2,585

		24,411

	Diversified Consumer Services — 1.5%
316	Ascent Capital Group, Inc., Class A (a)	4,865
316	DeVry Education Group, Inc.	5,629
454	K12, Inc. (a)	5,665
769	Regis Corp. (a)	9,568

		25,727

	Hotels, Restaurants & Leisure — 2.0%
134	Bob Evans Farms, Inc.	5,082
45	Intrawest Resorts Holdings, Inc. (a)	580
683	Isle of Capri Casinos, Inc. (a)	12,504
21	Jack in the Box, Inc.	1,804
809	La Quinta Holdings, Inc. (a)	9,223
71	Ruby Tuesday, Inc. (a)	257
305	Ruth’s Hospitality Group, Inc.	4,872
46	Speedway Motorsports, Inc.	809

		35,131

	Household Durables — 0.6%
98	CSS Industries, Inc.	2,627
107	Leggett & Platt, Inc.	5,443
39	NACCO Industries, Inc., Class A	2,162

		10,232

	Internet & Catalog Retail — 0.4%
339	Liberty TripAdvisor Holdings, Inc., Class A (a)	7,411

	Leisure Products — 0.1%
109	JAKKS Pacific, Inc. (a)	863
25	Nautilus, Inc. (a)	441

		1,304

	Media — 0.3%
169	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	355
251	Entercom Communications Corp., Class A	3,409
279	Radio One, Inc., Class D (a)	890
10	Saga Communications, Inc., Class A	397

		5,051

	Multiline Retail — 0.2%
75	Dillard’s, Inc., Class A	4,527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.1%
734	Abercrombie & Fitch Co., Class A	13,076
216	Children’s Place, Inc. (The)	17,287
1,188	Pier 1 Imports, Inc.	6,108

		36,471

	Textiles, Apparel & Luxury Goods — 0.5%
528	Iconix Brand Group, Inc. (a)	3,567
253	Movado Group, Inc.	5,476

		9,043

	Total Consumer Discretionary	159,308

	Consumer Staples — 2.5%
	Food & Staples Retailing — 0.3%
65	Smart & Final Stores, Inc. (a)	968
119	SpartanNash Co.	3,632
65	US Foods Holding Corp. (a)	1,576

		6,176

	Food Products — 0.7%
589	Darling Ingredients, Inc. (a)	8,779
66	Dean Foods Co.	1,188
48	Fresh Del Monte Produce, Inc.	2,613

		12,580

	Household Products — 0.7%
539	Central Garden & Pet Co., Class A (a)	11,693

	Tobacco — 0.8%
232	Universal Corp.	13,390

	Total Consumer Staples	43,839

	Energy — 4.5%
	Energy Equipment & Services — 1.9%
45	Archrock, Inc.	421
137	Atwood Oceanics, Inc.	1,709
37	Geospace Technologies Corp. (a)	612
10	North Atlantic Drilling Ltd., (Norway) (a)	69
346	Parker Drilling Co. (a)	793
1,465	Pioneer Energy Services Corp. (a)	6,739
84	SEACOR Holdings, Inc. (a)	4,845
4,201	Seadrill Ltd., (United Kingdom) (a)	13,612
298	Unit Corp. (a)	4,631

		33,431

	Oil, Gas & Consumable Fuels — 2.6%
5	Adams Resources & Energy, Inc.	181
103	Alon USA Energy, Inc.	666
1,688	Bill Barrett Corp. (a)	10,784
2,112	Denbury Resources, Inc.	7,582

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
461	Eclipse Resources Corp. (a)	1,539
588	EP Energy Corp., Class A (a)	3,047
234	Jones Energy, Inc., Class A (a)	964
302	REX American Resources Corp. (a)	18,069
437	Sanchez Energy Corp. (a)	3,083

		45,915

	Total Energy	79,346

	Financials — 39.8%
	Banks — 17.4%
121	1st Source Corp.	3,919
7	American National Bankshares, Inc.	176
72	BancFirst Corp.	4,337
419	BancorpSouth, Inc.	9,507
183	Bank of Hawaii Corp.	12,618
69	Banner Corp.	2,935
396	BBCN Bancorp, Inc.	5,911
84	Brookline Bancorp, Inc.	928
35	Bryn Mawr Bank Corp.	1,010
261	Capital Bank Financial Corp., Class A	7,502
93	Cascade Bancorp (a)	516
231	Cathay General Bancorp	6,523
543	Central Pacific Financial Corp.	12,812
27	Central Valley Community Bancorp	379
9	Century Bancorp, Inc., Class A	389
22	Citizens & Northern Corp.	435
162	City Holding Co.	7,380
81	CoBiz Financial, Inc.	947
61	Columbia Banking System, Inc.	1,712
152	Community Bank System, Inc.	6,254
137	Community Trust Bancorp, Inc.	4,757
188	Customers Bancorp, Inc. (a)	4,735
14	East West Bancorp, Inc.	473
412	FCB Financial Holdings, Inc., Class A (a)	14,018
78	Financial Institutions, Inc.	2,033
34	First Bancorp	596
1,432	First BanCorp, (Puerto Rico) (a)	5,685
148	First Busey Corp.	3,166
9	First Citizens BancShares, Inc., Class A	2,408
1,362	First Commonwealth Financial Corp.	12,530
68	First Community Bancshares, Inc.	1,517
121	First Financial Bancorp	2,359
85	First Financial Bankshares, Inc.	2,784
23	First Financial Corp.	853
99	First Interstate BancSystem, Inc., Class A	2,788
164	Flushing Financial Corp.	3,256

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
396	Fulton Financial Corp.	5,351
238	Glacier Bancorp, Inc.	6,323
41	Great Southern Bancorp, Inc.	1,523
166	Great Western Bancorp, Inc.	5,236
51	Guaranty Bancorp	850
373	Hancock Holding Co.	9,739
61	Heartland Financial USA, Inc.	2,139
27	Heritage Financial Corp.	479
23	Independent Bank Corp.	338
1,092	Investors Bancorp, Inc.	12,094
69	Lakeland Bancorp, Inc.	786
31	Lakeland Financial Corp.	1,467
188	MainSource Financial Group, Inc.	4,136
18	Mercantile Bank Corp.	438
631	OFG Bancorp, (Puerto Rico)	5,241
88	Pacific Continental Corp.	1,379
175	PacWest Bancorp	6,942
59	Park Sterling Corp.	419
20	Preferred Bank	572
22	Republic Bancorp, Inc., Class A	605
25	S&T Bancorp, Inc.	601
30	Sandy Spring Bancorp, Inc.	869
19	Sierra Bancorp	319
85	Southside Bancshares, Inc.	2,624
136	Southwest Bancorp, Inc.	2,308
64	State Bank Financial Corp.	1,311
21	Stock Yards Bancorp, Inc.	601
20	Suffolk Bancorp	611
44	Tompkins Financial Corp.	2,886
29	TriState Capital Holdings, Inc. (a)	394
397	Trustmark Corp.	9,875
210	UMB Financial Corp.	11,169
662	Umpqua Holdings Corp.	10,235
451	Union Bankshares Corp.	11,136
85	Valley National Bancorp	774
43	Washington Trust Bancorp, Inc.	1,619
125	Webster Financial Corp.	4,251
44	West Bancorporation, Inc.	825
386	Westamerica Bancorporation	18,995
18	Western Alliance Bancorp (a)	572
695	Wilshire Bancorp, Inc.	7,243

		305,423

	Capital Markets — 1.3%
49	Arlington Asset Investment Corp., Class A	635
810	Cowen Group, Inc., Class A (a)	2,398

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
183	Investment Technology Group, Inc.	3,065
826	KCG Holdings, Inc., Class A (a)	10,980
51	Oppenheimer Holdings, Inc., Class A	792
138	Stifel Financial Corp. (a)	4,343

		22,213

	Consumer Finance — 0.7%
175	Cash America International, Inc.	7,450
176	EZCORP, Inc., Class A (a)	1,332
101	Nelnet, Inc., Class A	3,523

		12,305

	Diversified Financial Services — 0.1%
36	Marlin Business Services Corp.	592

	Insurance — 4.1%
38	Arch Capital Group Ltd., (Bermuda) (a)	2,753
152	Argo Group International Holdings Ltd., (Bermuda)	7,878
783	CNO Financial Group, Inc.	13,668
13	Global Indemnity plc, (Ireland) (a)	355
82	Hallmark Financial Services (a)	949
263	Horace Mann Educators Corp.	8,873
975	MBIA, Inc. (a)	6,662
40	Navigators Group, Inc. (The)	3,670
286	Primerica, Inc.	16,377
197	ProAssurance Corp.	10,528

		71,713

	Real Estate Investment Trusts (REITs) — 12.6%
105	AG Mortgage Investment Trust, Inc.	1,516
26	American Assets Trust, Inc.	1,095
220	Apartment Investment & Management Co., Class A	9,716
249	ARMOUR Residential REIT, Inc.	4,974
1,000	Ashford Hospitality Trust, Inc.	5,369
1,146	Capstead Mortgage Corp.	11,112
405	CBL & Associates Properties, Inc.	3,766
307	Cedar Realty Trust, Inc.	2,281
93	CoreSite Realty Corp.	8,248
2,165	CYS Investments, Inc.	18,124
472	DCT Industrial Trust, Inc.	22,681
356	DiamondRock Hospitality Co.	3,217
78	DuPont Fabros Technology, Inc.	3,689
74	EPR Properties	5,946
794	FelCor Lodging Trust, Inc.	4,949
141	First Industrial Realty Trust, Inc.	3,917
546	First Potomac Realty Trust	5,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
181	Franklin Street Properties Corp.	2,225
163	Getty Realty Corp.	3,504
82	Gladstone Commercial Corp.	1,378
510	Government Properties Income Trust	11,756
441	Gramercy Property Trust	4,061
243	Hatteras Financial Corp.	3,987
33	Highwoods Properties, Inc.	1,753
178	Hospitality Properties Trust	5,126
40	InfraREIT, Inc.	703
136	Kite Realty Group Trust	3,807
89	LaSalle Hotel Properties	2,092
110	LTC Properties, Inc.	5,711
142	Mack-Cali Realty Corp.	3,839
16	Mid-America Apartment Communities, Inc.	1,710
261	Monogram Residential Trust, Inc.	2,664
144	Pebblebrook Hotel Trust	3,770
335	Pennsylvania Real Estate Investment Trust	7,192
271	Potlatch Corp.	9,241
94	PS Business Parks, Inc.	9,972
515	RAIT Financial Trust	1,613
355	RLJ Lodging Trust	7,604
13	Saul Centers, Inc.	821
72	Silver Bay Realty Trust Corp.	1,233
504	Sunstone Hotel Investors, Inc.	6,078
15	Taubman Centers, Inc.	1,135
87	Urstadt Biddle Properties, Inc., Class A	2,156
10	Washington Real Estate Investment Trust	324
7	WP Glimcher, Inc.	75

		221,150

	Real Estate Management & Development — 1.0%
154	Alexander & Baldwin, Inc.	5,580
507	Forestar Group, Inc. (a)	6,032
365	St. Joe Co. (The) (a)	6,466

		18,078

	Thrifts & Mortgage Finance — 2.6%
27	BankFinancial Corp.	323
878	Beneficial Bancorp, Inc. (a)	11,170
293	Charter Financial Corp.	3,888
17	First Defiance Financial Corp.	676
30	Fox Chase Bancorp, Inc.	614
22	Kearny Financial Corp.	277
368	Meridian Bancorp, Inc.	5,442
661	Northfield Bancorp, Inc.	9,806
10	OceanFirst Financial Corp.	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Thrifts & Mortgage Finance — continued
101	Oritani Financial Corp.	1,617
18	Territorial Bancorp, Inc.	468
108	United Financial Bancorp, Inc.	1,407
261	Walker & Dunlop, Inc. (a)	5,936
99	Waterstone Financial, Inc.	1,519
85	WSFS Financial Corp.	2,746

		46,067

	Total Financials	697,541

	Health Care — 5.1%
	Biotechnology — 1.3%
40	ACADIA Pharmaceuticals, Inc. (a)	1,308
69	Acorda Therapeutics, Inc. (a)	1,750
9	Adverum Biotechnologies, Inc. (a)	28
8	Applied Genetic Technologies Corp. (a)	113
148	Ardelyx, Inc. (a)	1,289
46	Cara Therapeutics, Inc. (a)	223
15	Epizyme, Inc. (a)	150
53	Five Prime Therapeutics, Inc. (a)	2,175
1,976	Idera Pharmaceuticals, Inc. (a)	3,023
17	Immune Design Corp. (a)	135
50	Insmed, Inc. (a)	493
7	Karyopharm Therapeutics, Inc. (a)	45
17	MacroGenics, Inc. (a)	456
87	NantKwest, Inc. (a)	543
74	Radius Health, Inc. (a)	2,727
720	Rigel Pharmaceuticals, Inc. (a)	1,605
6	Sage Therapeutics, Inc. (a)	178
89	Seres Therapeutics, Inc. (a)	2,580
14	Ultragenyx Pharmaceutical, Inc. (a)	670
158	Versartis, Inc. (a)	1,743
125	Voyager Therapeutics, Inc. (a)	1,374
17	Zafgen, Inc. (a)	99

		22,707

	Health Care Equipment & Supplies — 0.7%
45	Halyard Health, Inc. (a)	1,453
45	Inogen, Inc. (a)	2,255
44	Meridian Bioscience, Inc.	862
278	Quidel Corp. (a)	4,958
104	SurModics, Inc. (a)	2,442

		11,970

	Health Care Providers & Services — 2.4%
69	Addus HomeCare Corp. (a)	1,199
98	Alliance HealthCare Services, Inc. (a)	610
786	Community Health Systems, Inc. (a)	9,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
553	Cross Country Healthcare, Inc. (a)	7,696
168	Molina Healthcare, Inc. (a)	8,393
146	Owens & Minor, Inc.	5,443
67	Surgical Care Affiliates, Inc. (a)	3,194
174	Triple-S Management Corp., (Puerto Rico), Class B (a)	4,261
17	WellCare Health Plans, Inc. (a)	1,845

		42,108

	Pharmaceuticals — 0.7%
95	Amphastar Pharmaceuticals, Inc. (a)	1,533
513	Endocyte, Inc. (a)	1,647
168	Medicines Co. (The) (a)	5,650
231	MyoKardia, Inc. (a)	2,862
29	Revance Therapeutics, Inc. (a)	391

		12,083

	Total Health Care	88,868

	Industrials — 14.3%
	Aerospace & Defense — 2.3%
286	AAR Corp.	6,684
90	Curtiss-Wright Corp.	7,608
947	DigitalGlobe, Inc. (a)	20,265
96	Moog, Inc., Class A (a)	5,198

		39,755

	Air Freight & Logistics — 0.3%
119	Atlas Air Worldwide Holdings, Inc. (a)	4,946

	Airlines — 0.3%
94	Alaska Air Group, Inc.	5,456

	Building Products — 0.2%
117	Gibraltar Industries, Inc. (a)	3,684

	Commercial Services & Supplies — 2.8%
1,629	ACCO Brands Corp. (a)	16,822
94	Ennis, Inc.	1,795
182	Essendant, Inc.	5,568
511	Quad/Graphics, Inc.	11,890
73	VSE Corp.	4,863
391	West Corp.	7,679

		48,617

	Construction & Engineering — 1.1%
40	Argan, Inc.	1,673
28	Comfort Systems USA, Inc.	915
342	EMCOR Group, Inc.	16,862

		19,450

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.1%
210	General Cable Corp.	2,663

	Machinery — 3.2%
107	AGCO Corp.	5,019
301	Briggs & Stratton Corp.	6,371
398	Douglas Dynamics, Inc.	10,238
224	Federal Signal Corp.	2,879
12	Graham Corp.	228
54	Greenbrier Cos., Inc. (The)	1,559
72	Hurco Cos., Inc.	2,007
46	Hyster-Yale Materials Handling, Inc.	2,760
412	Joy Global, Inc.	8,703
113	Kadant, Inc.	5,836
22	Kennametal, Inc.	478
810	Wabash National Corp. (a)	10,288

		56,366

	Marine — 0.3%
147	Matson, Inc.	4,737

	Professional Services — 2.2%
216	Barrett Business Services, Inc.	8,922
440	FTI Consulting, Inc. (a)	17,899
84	Huron Consulting Group, Inc. (a)	5,076
166	RPX Corp. (a)	1,523
281	TriNet Group, Inc. (a)	5,842

		39,262

	Road & Rail — 0.6%
5	AMERCO	1,873
241	ArcBest Corp.	3,911
269	USA Truck, Inc. (a)	4,712

		10,496

	Trading Companies & Distributors — 0.9%
181	DXP Enterprises, Inc. (a)	2,701
596	MRC Global, Inc. (a)	8,468
32	SiteOne Landscape Supply, Inc. (a)	1,084
327	Titan Machinery, Inc. (a)	3,642

		15,895

	Total Industrials	251,327

	Information Technology — 10.8%
	Communications Equipment — 1.4%
88	Bel Fuse, Inc., Class B	1,568
282	Black Box Corp.	3,684
168	Comtech Telecommunications Corp.	2,161
75	InterDigital, Inc.	4,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
179	NETGEAR, Inc. (a)	8,509
466	Polycom, Inc. (a)	5,238

		25,353

	Electronic Equipment, Instruments & Components — 3.0%
748	Benchmark Electronics, Inc. (a)	15,820
229	Insight Enterprises, Inc. (a)	5,941
68	Sanmina Corp. (a)	1,829
270	Tech Data Corp. (a)	19,385
725	Vishay Intertechnology, Inc.	8,983

		51,958

	Internet Software & Services — 0.6%
581	Bazaarvoice, Inc. (a)	2,328
46	Benefitfocus, Inc. (a)	1,769
695	EarthLink Holdings Corp.	4,449
427	Monster Worldwide, Inc. (a)	1,020
177	RetailMeNot, Inc. (a)	1,362

		10,928

	IT Services — 0.8%
219	Convergys Corp.	5,470
64	Datalink Corp. (a)	479
39	EVERTEC, Inc., (Puerto Rico)	600
1,122	Unisys Corp. (a)	8,170

		14,719

	Semiconductors & Semiconductor Equipment — 2.7%
295	Advanced Energy Industries, Inc. (a)	11,191
324	Alpha & Omega Semiconductor Ltd. (a)	4,519
837	Amkor Technology, Inc. (a)	4,813
316	Cohu, Inc.	3,427
934	Cypress Semiconductor Corp.	9,849
512	FormFactor, Inc. (a)	4,607
229	IXYS Corp.	2,346
84	Ultra Clean Holdings, Inc. (a)	476
1,064	Xcerra Corp. (a)	6,119

		47,347

	Software — 2.3%
69	Aspen Technology, Inc. (a)	2,760
72	Fair Isaac Corp.	8,080
93	Progress Software Corp. (a)	2,543
667	Rovi Corp. (a)	10,429
425	Take-Two Interactive Software, Inc. (a)	16,120

		39,932

	Total Information Technology	190,237

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.6%
	Chemicals — 1.8%
98	American Vanguard Corp.	1,483
169	Innophos Holdings, Inc.	7,142
50	Innospec, Inc.	2,313
117	Minerals Technologies, Inc.	6,663
990	Rayonier Advanced Materials, Inc.	13,457

		31,058

	Containers & Packaging — 0.5%
643	Graphic Packaging Holding Co.	8,059
61	Myers Industries, Inc.	883

		8,942

	Metals & Mining — 1.8%
279	Carpenter Technology Corp.	9,184
348	Cliffs Natural Resources, Inc. (a)	1,974
62	Olympic Steel, Inc.	1,691
175	Ryerson Holding Corp. (a)	3,057
224	Schnitzer Steel Industries, Inc., Class A	3,934
262	Worthington Industries, Inc.	11,061

		30,901

	Paper & Forest Products — 0.5%
111	Domtar Corp.	3,879
148	Schweitzer-Mauduit International, Inc.	5,204

		9,083

	Total Materials	79,984

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
558	Cincinnati Bell, Inc. (a)	2,551
235	Intelsat S.A., (Luxembourg) (a)	607
946	Windstream Holdings, Inc.	8,771

		11,929

	Wireless Telecommunication Services — 0.0% (g)
39	Spok Holdings, Inc.	745

	Total Telecommunication Services	12,674

	Utilities — 7.3%
	Electric Utilities — 1.9%
333	El Paso Electric Co.	15,731
369	Portland General Electric Co.	16,298
24	Spark Energy, Inc., Class A	803

		32,832

	Gas Utilities — 2.5%
95	AGL Resources, Inc.	6,273
160	Northwest Natural Gas Co.	10,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
168	Southwest Gas Corp.	13,247
199	Spire, Inc.	14,111

		44,009

	Independent Power & Renewable Electricity Producers — 0.8%
2,285	Atlantic Power Corp.	5,667
427	Dynegy, Inc. (a)	7,362
50	Ormat Technologies, Inc.	2,192

		15,221

	Multi-Utilities — 1.4%
278	Avista Corp.	12,437
147	NorthWestern Corp.	9,265
58	Unitil Corp.	2,466

		24,168

	Water Utilities — 0.7%
181	American States Water Co.	7,909
125	California Water Service Group	4,349

		12,258

	Total Utilities	128,488

	Total Common Stocks (Cost $1,527,985)	1,731,612

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.6%
	Investment Company — 1.6%
27,554	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.320% (b) (l) (Cost $27,554)	27,554

	Total Investments — 100.3% (Cost $1,555,539)	1,759,166
	Liabilities in Excess of Other Assets — (0.3)%	(5,834)

	NET ASSETS — 100.0%	$1,753,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
179	E-mini Russell 2000	09/16/16	USD	$20,538	$556

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 13.3%
	Auto Components — 1.6%
37	American Axle & Manufacturing Holdings, Inc. (a)	542
426	Cooper Tire & Rubber Co.	12,715
253	Dana Holding Corp.	2,672
335	Stoneridge, Inc. (a)	5,003
20	Tenneco, Inc. (a)	923

		21,855

	Diversified Consumer Services — 2.0%
129	Ascent Capital Group, Inc., Class A (a)	1,991
236	Houghton Mifflin Harcourt Co. (a)	3,692
95	K12, Inc. (a)	1,189
761	Regis Corp. (a)	9,472
204	Strayer Education, Inc. (a)	10,037

		26,381

	Hotels, Restaurants & Leisure — 4.0%
88	Bloomin’ Brands, Inc.	1,565
174	Bob Evans Farms, Inc.	6,607
38	Boyd Gaming Corp. (a)	692
64	Diamond Resorts International, Inc. (a)	1,923
9	DineEquity, Inc.	797
23	Intrawest Resorts Holdings, Inc. (a)	296
510	Isle of Capri Casinos, Inc. (a)	9,340
130	Jack in the Box, Inc.	11,135
293	La Quinta Holdings, Inc. (a)	3,345
195	Red Rock Resorts, Inc., Class A (a)	4,290
282	Ruby Tuesday, Inc. (a)	1,017
386	Sonic Corp.	10,444
87	Speedway Motorsports, Inc.	1,548

		52,999

	Household Durables — 0.7%
44	CSS Industries, Inc.	1,180
86	Leggett & Platt, Inc.	4,411
62	NACCO Industries, Inc., Class A	3,494

		9,085

	Leisure Products — 0.1%
158	JAKKS Pacific, Inc. (a)	1,252

	Media — 0.9%
77	Nexstar Broadcasting Group, Inc., Class A	3,669
284	Sinclair Broadcast Group, Inc., Class A	8,468

		12,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.6%
137	Big Lots, Inc.	6,880
16	Dillard’s, Inc., Class A	994

		7,874

	Specialty Retail — 3.2%
259	Abercrombie & Fitch Co., Class A	4,608
200	Children’s Place, Inc. (The)	16,020
383	Outerwall, Inc.	16,064
990	Pier 1 Imports, Inc.	5,088

		41,780

	Textiles, Apparel & Luxury Goods — 0.2%
96	Movado Group, Inc.	2,077

	Total Consumer Discretionary	175,440

	Consumer Staples — 3.0%
	Food & Staples Retailing — 0.4%
92	Ingles Markets, Inc., Class A	3,435
70	US Foods Holding Corp. (a)	1,690

		5,125

	Food Products — 2.2%
918	Darling Ingredients, Inc. (a)	13,684
263	Dean Foods Co.	4,759
168	Pilgrim’s Pride Corp.	4,286
50	Post Holdings, Inc. (a)	4,151
21	Sanderson Farms, Inc.	1,854
20	Seneca Foods Corp., Class A (a)	739

		29,473

	Personal Products — 0.1%
18	Herbalife Ltd. (a)	1,054
14	Medifast, Inc.	452

		1,506

	Tobacco — 0.3%
52	Universal Corp.	3,014

	Total Consumer Staples	39,118

	Energy — 3.3%
	Energy Equipment & Services — 0.9%
64	Archrock, Inc.	604
318	Parker Drilling Co. (a)	729
267	Pioneer Energy Services Corp. (a)	1,230
109	SEACOR Holdings, Inc. (a)	6,316
289	Seadrill Ltd., (United Kingdom) (a)	936
123	Unit Corp. (a)	1,911

		11,726

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.4%
16	Adams Resources & Energy, Inc.	616
1,076	Bill Barrett Corp. (a)	6,873
1,344	Denbury Resources, Inc.	4,825
21	EP Energy Corp., Class A (a)	109
61	Renewable Energy Group, Inc. (a)	538
257	REX American Resources Corp. (a)	15,346
330	Sanchez Energy Corp. (a)	2,330
40	Western Refining, Inc.	817

		31,454

	Total Energy	43,180

	Financials — 24.2%
	Banks — 8.6%
57	1st Source Corp.	1,858
83	BancFirst Corp.	5,019
221	BancorpSouth, Inc.	5,010
26	Banner Corp.	1,106
73	BBCN Bancorp, Inc.	1,082
227	Capital Bank Financial Corp., Class A	6,543
86	Cathay General Bancorp	2,434
337	Central Pacific Financial Corp.	7,944
20	Central Valley Community Bancorp	283
34	Chemical Financial Corp.	1,264
23	Citizens & Northern Corp.	455
55	City Holding Co.	2,496
59	CoBiz Financial, Inc.	687
373	CVB Financial Corp.	6,105
4	East West Bancorp, Inc.	138
396	FCB Financial Holdings, Inc., Class A (a)	13,464
421	First Commonwealth Financial Corp.	3,869
24	First Community Bancshares, Inc.	541
7	First Financial Bancorp	134
25	First Interstate BancSystem, Inc., Class A	705
73	Flushing Financial Corp.	1,457
136	FNB Corp.	1,705
93	Fulton Financial Corp.	1,251
58	Great Western Bancorp, Inc.	1,817
36	Guaranty Bancorp	608
36	Independent Bank Corp.	518
242	Investors Bancorp, Inc.	2,685
29	MainSource Financial Group, Inc.	631
232	OFG Bancorp, (Puerto Rico)	1,926
59	PacWest Bancorp	2,351
72	Park Sterling Corp.	511
25	Sierra Bancorp	417
35	Simmons First National Corp., Class A	1,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
17	Southside Bancshares, Inc.	523
18	Southwest Bancorp, Inc.	310
116	Suffolk Bancorp	3,619
222	TCF Financial Corp.	2,810
76	Trustmark Corp.	1,891
34	UMB Financial Corp.	1,804
312	Union Bankshares Corp.	7,702
21	Webster Financial Corp.	696
82	West Bancorporation, Inc.	1,521
255	Westamerica Bancorporation	12,542
148	Wilshire Bancorp, Inc.	1,538

		113,596

	Capital Markets — 0.5%
237	Cowen Group, Inc., Class A (a)	702
32	Federated Investors, Inc., Class B	909
156	Investment Technology Group, Inc.	2,602
174	KCG Holdings, Inc., Class A (a)	2,313

		6,526

	Consumer Finance — 0.6%
56	Cash America International, Inc.	2,370
10	Credit Acceptance Corp. (a)	1,777
223	EZCORP, Inc., Class A (a)	1,682
73	Nelnet, Inc., Class A	2,519

		8,348

	Diversified Financial Services — 0.9%
64	Bats Global Markets, Inc. (a)	1,655
72	MarketAxess Holdings, Inc.	10,512

		12,167

	Insurance — 2.2%
16	Ambac Financial Group, Inc. (a)	265
146	American Equity Investment Life Holding Co.	2,078
25	Aspen Insurance Holdings Ltd., (Bermuda)	1,159
331	CNO Financial Group, Inc.	5,777
56	First American Financial Corp.	2,252
20	Global Indemnity plc, (Ireland) (a)	562
71	Kemper Corp.	2,206
96	MBIA, Inc. (a)	656
48	Navigators Group, Inc. (The)	4,387
88	Primerica, Inc.	5,060
75	ProAssurance Corp.	4,027
14	Stewart Information Services Corp.	563

		28,992

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 8.4%
95	American Assets Trust, Inc.	4,045
14	Armada Hoffler Properties, Inc.	185
41	Ashford Hospitality Trust, Inc.	219
607	Capstead Mortgage Corp.	5,885
104	CBL & Associates Properties, Inc.	970
189	CoreSite Realty Corp.	16,762
69	CubeSmart	2,125
21	CyrusOne, Inc.	1,152
1,380	CYS Investments, Inc.	11,554
82	DCT Industrial Trust, Inc.	3,956
102	DiamondRock Hospitality Co.	918
45	EastGroup Properties, Inc.	3,095
5	EPR Properties	387
26	Equity LifeStyle Properties, Inc.	2,089
22	Equity One, Inc.	705
51	First Industrial Realty Trust, Inc.	1,422
88	Franklin Street Properties Corp.	1,083
20	Gladstone Commercial Corp.	339
96	Government Properties Income Trust	2,221
128	Gramercy Property Trust	1,177
179	Hersha Hospitality Trust	3,063
38	Highwoods Properties, Inc.	2,017
104	Hospitality Properties Trust	3,001
164	LTC Properties, Inc.	8,468
92	Mack-Cali Realty Corp.	2,487
90	Monogram Residential Trust, Inc.	922
13	National Retail Properties, Inc.	667
54	Pennsylvania Real Estate Investment Trust	1,158
42	Post Properties, Inc.	2,564
143	Potlatch Corp.	4,883
18	PS Business Parks, Inc.	1,920
188	Ramco-Gershenson Properties Trust	3,691
490	RLJ Lodging Trust	10,511
50	Saul Centers, Inc.	3,086
23	Silver Bay Realty Trust Corp.	388
33	Summit Hotel Properties, Inc.	433
34	Taubman Centers, Inc.	2,515

		112,063

	Real Estate Management & Development — 0.5%
31	Alexander & Baldwin, Inc.	1,113
420	Forestar Group, Inc. (a)	4,989
20	St. Joe Co. (The) (a)	356

		6,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 2.5%
19	BankFinancial Corp.	223
388	Beneficial Bancorp, Inc. (a)	4,937
20	Capitol Federal Financial, Inc.	279
72	Charter Financial Corp.	952
20	First Defiance Financial Corp.	769
597	Meridian Bancorp, Inc.	8,819
227	MGIC Investment Corp. (a)	1,348
218	NMI Holdings, Inc., Class A (a)	1,193
584	Northfield Bancorp, Inc.	8,662
158	Oritani Financial Corp.	2,531
133	Walker & Dunlop, Inc. (a)	3,019

		32,732

	Total Financials	320,882

	Health Care — 13.1%
	Biotechnology — 4.5%
129	ACADIA Pharmaceuticals, Inc. (a)	4,181
91	Adamas Pharmaceuticals, Inc. (a)	1,370
15	Aduro Biotech, Inc. (a)	171
92	Aimmune Therapeutics, Inc. (a)	990
160	Amicus Therapeutics, Inc. (a)	875
8	Applied Genetic Technologies Corp. (a)	112
31	Ardelyx, Inc. (a)	271
335	Arrowhead Pharmaceuticals, Inc. (a)	1,784
52	Atara Biotherapeutics, Inc. (a)	1,175
30	Avexis, Inc. (a)	1,137
132	Bellicum Pharmaceuticals, Inc. (a)	1,716
35	Blueprint Medicines Corp. (a)	713
87	Cara Therapeutics, Inc. (a)	417
38	Chimerix, Inc. (a)	148
72	Coherus Biosciences, Inc. (a)	1,221
92	Dimension Therapeutics, Inc. (a)	554
101	Edge Therapeutics, Inc. (a)	1,021
84	FibroGen, Inc. (a)	1,374
96	Flexion Therapeutics, Inc. (a)	1,434
90	Global Blood Therapeutics, Inc. (a)	1,491
123	Halozyme Therapeutics, Inc. (a)	1,063
52	Heron Therapeutics, Inc. (a)	935
183	Idera Pharmaceuticals, Inc. (a)	280
134	Immune Design Corp. (a)	1,093
189	Infinity Pharmaceuticals, Inc. (a)	252
27	Intellia Therapeutics, Inc. (a)	585
147	Karyopharm Therapeutics, Inc. (a)	986
12	Kite Pharma, Inc. (a)	615
62	MacroGenics, Inc. (a)	1,673
49	Mirati Therapeutics, Inc. (a)	265

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
99	Neurocrine Biosciences, Inc. (a)	4,513
41	Ophthotech Corp. (a)	2,082
49	Portola Pharmaceuticals, Inc. (a)	1,145
54	Proteostasis Therapeutics, Inc. (a)	657
75	Prothena Corp. plc, (Ireland) (a)	2,632
298	PTC Therapeutics, Inc. (a)	2,095
19	Puma Biotechnology, Inc. (a)	560
53	Radius Health, Inc. (a)	1,933
55	Sage Therapeutics, Inc. (a)	1,663
132	Selecta Biosciences, Inc. (a)	1,845
43	Seres Therapeutics, Inc. (a)	1,235
19	Spark Therapeutics, Inc. (a)	982
639	Synergy Pharmaceuticals, Inc. (a)	2,429
83	Tokai Pharmaceuticals, Inc. (a)	458
45	Ultragenyx Pharmaceutical, Inc. (a)	2,206
54	Versartis, Inc. (a)	594
147	Xencor, Inc. (a)	2,782
11	Zafgen, Inc. (a)	68

		59,781

	Health Care Equipment & Supplies — 2.5%
184	Inogen, Inc. (a)	9,240
35	NuVasive, Inc. (a)	2,078
113	Orthofix International N.V. (a)	4,783
9	Penumbra, Inc. (a)	506
350	Quidel Corp. (a)	6,242
184	SurModics, Inc. (a)	4,323
20	Utah Medical Products, Inc.	1,235
244	Wright Medical Group N.V., (Netherlands) (a)	4,229

		32,636

	Health Care Providers & Services — 4.6%
141	Alliance HealthCare Services, Inc. (a)	877
56	American Renal Associates Holdings, Inc. (a)	1,608
71	Amsurg Corp. (a)	5,474
239	Civitas Solutions, Inc. (a)	4,976
897	Community Health Systems, Inc. (a)	10,811
503	Cross Country Healthcare, Inc. (a)	7,002
66	Landauer, Inc.	2,708
155	Molina Healthcare, Inc. (a)	7,755
228	Owens & Minor, Inc.	8,504
107	Surgical Care Affiliates, Inc. (a)	5,105
102	Triple-S Management Corp., (Puerto Rico), Class B (a)	2,485
34	WellCare Health Plans, Inc. (a)	3,594

		60,899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.2%
169	HMS Holdings Corp. (a)	2,967

	Life Sciences Tools & Services — 0.3%
25	Cambrex Corp. (a)	1,314
63	INC Research Holdings, Inc., Class A (a)	2,410

		3,724

	Pharmaceuticals — 1.0%
100	Amphastar Pharmaceuticals, Inc. (a)	1,609
129	Axsome Therapeutics, Inc. (a)	975
52	Intra-Cellular Therapies, Inc. (a)	2,011
54	Pacira Pharmaceuticals, Inc. (a)	1,804
30	Prestige Brands Holdings, Inc. (a)	1,679
107	Reata Pharmaceuticals, Inc., Class A (a)	2,121
61	Relypsa, Inc. (a)	1,123
75	Revance Therapeutics, Inc. (a)	1,021
200	TherapeuticsMD, Inc. (a)	1,699

		14,042

	Total Health Care	174,049

	Industrials — 13.8%
	Aerospace & Defense — 2.1%
113	AAR Corp.	2,628
68	Curtiss-Wright Corp.	5,754
772	DigitalGlobe, Inc. (a)	16,511
63	Moog, Inc., Class A (a)	3,376

		28,269

	Air Freight & Logistics — 0.2%
46	Atlas Air Worldwide Holdings, Inc. (a)	1,897

	Airlines — 0.5%
115	Alaska Air Group, Inc.	6,680

	Building Products — 0.8%
209	Continental Building Products, Inc. (a)	4,642
127	Gibraltar Industries, Inc. (a)	4,009
158	Ply Gem Holdings, Inc. (a)	2,302

		10,953

	Commercial Services & Supplies — 3.0%
1,289	ACCO Brands Corp. (a)	13,314
107	Deluxe Corp.	7,095
238	Ennis, Inc.	4,570
189	Essendant, Inc.	5,764
66	Interface, Inc.	999
58	VSE Corp.	3,841
200	West Corp.	3,926

		39,509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — 1.0%
222	EMCOR Group, Inc.	10,945
118	MasTec, Inc. (a)	2,625

		13,570

	Machinery — 2.2%
258	Actuant Corp., Class A	5,838
327	Briggs & Stratton Corp.	6,924
314	Douglas Dynamics, Inc.	8,087
12	Graham Corp.	217
39	Hurco Cos., Inc.	1,094
23	Hyster-Yale Materials Handling, Inc.	1,351
18	Joy Global, Inc.	383
72	Kadant, Inc.	3,698
26	Kennametal, Inc.	579
52	Wabash National Corp. (a)	655

		28,826

	Marine — 0.7%
273	Matson, Inc.	8,822

	Professional Services — 1.3%
136	Barrett Business Services, Inc.	5,621
41	Franklin Covey Co. (a)	628
52	Huron Consulting Group, Inc. (a)	3,112
32	TriNet Group, Inc. (a)	665
122	WageWorks, Inc. (a)	7,273

		17,299

	Road & Rail — 0.7%
116	ArcBest Corp.	1,880
123	Swift Transportation Co. (a)	1,891
293	USA Truck, Inc. (a)	5,132

		8,903

	Trading Companies & Distributors — 1.3%
75	Applied Industrial Technologies, Inc.	3,394
166	DXP Enterprises, Inc. (a)	2,478
383	MRC Global, Inc. (a)	5,440
120	NOW, Inc. (a)	2,175
24	SiteOne Landscape Supply, Inc. (a)	816
309	Titan Machinery, Inc. (a)	3,450

		17,753

	Total Industrials	182,481

	Information Technology — 17.8%
	Communications Equipment — 2.6%
94	Bel Fuse, Inc., Class B	1,673
58	Black Box Corp.	753

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
591	Harmonic, Inc. (a)	1,686
120	InterDigital, Inc.	6,704
116	NETGEAR, Inc. (a)	5,524
185	Plantronics, Inc.	8,149
258	Polycom, Inc. (a)	2,897
186	Ubiquiti Networks, Inc. (a)	7,206

		34,592

	Electronic Equipment, Instruments & Components — 2.4%
221	Benchmark Electronics, Inc. (a)	4,679
19	Coherent, Inc. (a)	1,716
41	Insight Enterprises, Inc. (a)	1,071
1,312	InvenSense, Inc. (a)	8,040
135	Sanmina Corp. (a)	3,630
162	Tech Data Corp. (a)	11,654
97	Vishay Intertechnology, Inc.	1,202

		31,992

	Internet Software & Services — 2.8%
2,161	Bazaarvoice, Inc. (a)	8,665
736	EarthLink Holdings Corp.	4,710
195	Marchex, Inc., Class B (a)	619
183	MINDBODY, Inc., Class A (a)	2,957
259	RetailMeNot, Inc. (a)	1,997
88	Twilio, Inc., Class A (a)	3,219
291	Web.com Group, Inc. (a)	5,297
77	WebMD Health Corp. (a)	4,498
397	Xactly Corp. (a)	5,082

		37,044

	IT Services — 1.8%
209	Convergys Corp.	5,232
220	CSG Systems International, Inc.	8,884
26	Euronet Worldwide, Inc. (a)	1,806
34	EVERTEC, Inc., (Puerto Rico)	527
62	Science Applications International Corp.	3,618
493	Unisys Corp. (a)	3,589

		23,656

	Semiconductors & Semiconductor Equipment — 2.5%
14	Acacia Communications, Inc. (a)	551
187	Advanced Energy Industries, Inc. (a)	7,114
320	Alpha & Omega Semiconductor Ltd. (a)	4,456
430	Cohu, Inc.	4,663
303	Integrated Device Technology, Inc. (a)	6,093
296	Intersil Corp., Class A	4,012
19	Silicon Laboratories, Inc. (a)	906

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
57	Tessera Technologies, Inc.	1,759
621	Xcerra Corp. (a)	3,570

		33,124

	Software — 5.7%
188	ACI Worldwide, Inc. (a)	3,672
362	Aspen Technology, Inc. (a)	14,559
177	AVG Technologies N.V., (Netherlands) (a)	3,367
134	Barracuda Networks, Inc. (a)	2,027
80	Fair Isaac Corp.	8,996
48	Manhattan Associates, Inc. (a)	3,078
263	Mentor Graphics Corp.	5,600
32	Progress Software Corp. (a)	887
52	Qualys, Inc. (a)	1,547
65	Rapid7, Inc. (a)	814
624	Rovi Corp. (a)	9,751
494	Take-Two Interactive Software, Inc. (a)	18,725
127	VASCO Data Security International, Inc. (a)	2,073

		75,096

	Total Information Technology	235,504

	Materials — 3.8%
	Chemicals — 1.8%
84	Innophos Holdings, Inc.	3,541
67	Koppers Holdings, Inc. (a)	2,068
112	Minerals Technologies, Inc.	6,350
258	OMNOVA Solutions, Inc. (a)	1,871
450	Rayonier Advanced Materials, Inc.	6,117
79	Trinseo S.A. (a)	3,409

		23,356

	Containers & Packaging — 0.8%
60	Berry Plastics Group, Inc. (a)	2,312
678	Graphic Packaging Holding Co.	8,496
31	Myers Industries, Inc.	452

		11,260

	Metals & Mining — 1.1%
53	Carpenter Technology Corp.	1,732
50	Commercial Metals Co.	850
74	Olympic Steel, Inc.	2,024
131	Ryerson Holding Corp. (a)	2,292
174	Worthington Industries, Inc.	7,348

		14,246

	Paper & Forest Products — 0.1%
41	Domtar Corp.	1,428

	Total Materials	50,290

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
1,089	Cincinnati Bell, Inc. (a)	4,975
25	General Communication, Inc., Class A (a)	387
85	Vonage Holdings Corp. (a)	520
782	Windstream Holdings, Inc.	7,245

	Total Telecommunication Services	13,127

	Utilities — 3.9%
	Electric Utilities — 1.3%
104	El Paso Electric Co.	4,930
77	PNM Resources, Inc.	2,733
155	Portland General Electric Co.	6,821
80	Spark Energy, Inc., Class A	2,644

		17,128

	Gas Utilities — 0.9%
48	AGL Resources, Inc.	3,157
52	Southwest Gas Corp.	4,109
61	Spire, Inc.	4,335

		11,601

	Independent Power & Renewable Electricity Producers — 0.8%
1,181	Atlantic Power Corp.	2,929
416	Dynegy, Inc. (a)	7,179
18	Ormat Technologies, Inc.	792

		10,900

	Multi-Utilities — 0.2%
26	Avista Corp.	1,160
28	NorthWestern Corp.	1,791

		2,951

	Water Utilities — 0.7%
221	American States Water Co.	9,684

	Total Utilities	52,264

	Total Common Stocks (Cost $1,215,698)	1,286,335

NUMBER OF RIGHTS
Rights — 0.0%
	Health Care — 0.0%
	Biotechnology — 0.0%
63	Trius Therapeutics, Inc. CVR (a) (Cost $—)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF WARRANTS		SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
32,546	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (b) (l) (Cost $32,546)	32,546

	Total Investments — 99.7% (Cost $1,248,244)	1,318,881
	Other Assets in Excess of Liabilities — 0.3%	4,431

	NET ASSETS — 100.0%	$1,323,312

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
310	E-mini Russell 2000	09/16/16	USD	$35,569	$521

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

CVR	— Contingent Value Rights
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 (shares or number of warrants).
(l)	— The rate shown is the current yield as of June 30, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$150,488		$157,459		$3,295,327
Investments in affiliates, at value	3,180		5,966		138,079

Total investment securities, at value	153,668		163,425		3,433,406
Deposits at broker for futures contracts	—		455		—
Due from custodian	—		—		2,580
Receivables:
Investment securities sold	975		1,464		—
Fund shares sold	94		95		18,960
Dividends from non-affiliates	84		200		3,737
Dividends from affiliates	—	(a)	1		50
Variation margin on futures contracts	—		114		—

Total Assets	154,821		165,754		3,458,733

LIABILITIES:
Payables:
Due to custodian	—		11		—
Investment securities purchased	1,326		621		3,984
Fund shares redeemed	276		263		1,776
Accrued liabilities:
Investment advisory fees	57		76		1,747
Administration fees	—		3		220
Distribution fees	32		—	(a)	186
Shareholder servicing fees	25		35		888
Custodian and accounting fees	9		10		21
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	3
Sub-transfer agency fees	69		77		650
Other	121		22		328

Total Liabilities	1,915		1,118		9,803

Net Assets	$152,906		$164,636		$3,448,930

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$106,522	$121,320	$2,458,361
Accumulated undistributed (distributions in excess of) net investment income	(658)	(31)	8,726
Accumulated net realized gains (losses)	7,688	10,400	115,255
Net unrealized appreciation (depreciation)	39,354	32,947	866,588

Total Net Assets	$152,906	$164,636	$3,448,930

Net Assets:
Class A	$55,583	$23	$736,629
Class C	32,734	20	70,176
Class R2	—	—	5,313
Class R5	—	—	1,349,107
Class R6	—	20	25,933
Select Class	64,589	164,573	1,261,772

Total	$152,906	$164,636	$3,448,930

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,904	1	17,673
Class C	2,102	1	2,179
Class R2	—	—	129
Class R5	—	—	28,361
Class R6	—	1	545
Select Class	3,051	3,585	26,566

Net Asset Value (a):
Class A —Redemption price per share	$19.14	$45.88	$41.68
Class C — Offering price per share (b)	15.58	45.86	32.21
Class R2 —Offering and redemption price per share	—	—	41.08
Class R5 —Offering and redemption price per share	—	—	47.57
Class R6 —Offering and redemption price per share	—	45.90	47.57
Select Class — Offering and redemption price per share	21.17	45.90	47.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.20	$48.42	$43.99

Cost of investments in non-affiliates	$111,134	$124,597	$2,428,739
Cost of investments in affiliates	3,180	5,966	138,079

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,018,200	$1,731,612		$1,286,335
Investments in affiliates, at value	22,619	27,554		32,546

Total investment securities, at value	1,040,819	1,759,166		1,318,881
Cash	43	—		—
Deposits at broker for futures contracts	—	1,168		1,395
Due from custodian	—	1,518		—
Receivables:
Investment securities sold	6,596	7,775		5,960
Fund shares sold	594	1,813		2,127
Dividends from non-affiliates	569	3,377		1,697
Dividends from affiliates	4	9		15
Variation margin on futures contracts	—	328		511

Total Assets	1,048,625	1,775,154		1,330,586

LIABILITIES:
Payables:
Due to custodian	—	—	(a)	—
Investment securities purchased	8,998	16,938		4,855
Fund shares redeemed	1,377	2,765		1,037
Accrued liabilities:
Investment advisory fees	522	926		632
Administration fees	69	117		88
Distribution fees	57	158		89
Shareholder servicing fees	42	64		56
Custodian and accounting fees	9	13		23
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	1
Sub-transfer agency fees	287	581		343
Other	125	260		150

Total Liabilities	11,487	21,822		7,274

Net Assets	$1,037,138	$1,753,332		$1,323,312

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$883,407	$1,579,895	$1,296,896
Accumulated undistributed (distributions in excess of) net investment income	(1,912)	2,643	2,547
Accumulated net realized gains (losses)	(17,472)	(33,389)	(47,289)
Net unrealized appreciation (depreciation)	173,115	204,183	71,158

Total Net Assets	$1,037,138	$1,753,332	$1,323,312

Net Assets:
Class A	$179,093	$551,313	$226,309
Class C	18,218	41,161	45,932
Class R2	21,276	47,309	34,326
Class R5	—	96,674	—
Class R6	445,008	753,439	139,835
Institutional Class	271,369	—	587,279
Select Class	102,174	263,436	289,631

Total	$1,037,138	$1,753,332	$1,323,312

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	15,662	22,374	14,996
Class C	2,067	1,977	3,152
Class R2	1,908	1,932	2,307
Class R5	—	3,723	—
Class R6	34,763	28,986	9,080
Institutional Class	21,342	—	38,161
Select Class	8,226	10,144	18,809

Net Asset Value (a):
Class A — Redemption price per share	$11.43	$24.64	$15.09
Class C — Offering price per share (b)	8.82	20.82	14.57
Class R2 — Offering and redemption price per share	11.15	24.48	14.88
Class R5 — Offering and redemption price per share	—	25.97	—
Class R6 — Offering and redemption price per share	12.80	25.99	15.40
Institutional Class — Offering and redemption price per share	12.72	—	15.39
Select Class — Offering and redemption price per share	12.42	25.97	15.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.06	$26.01	$15.93

Cost of investments in non-affiliates	$845,085	$1,527,985	$1,215,698
Cost of investments in affiliates	22,619	27,554	32,546

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,418	$5,037	$48,318
Dividend income from affiliates	7	14	317

Total investment income	1,425	5,051	48,635

EXPENSES:
Investment advisory fees	2,065	2,989	20,213
Administration fees	260	377	2,549
Distribution fees:
Class A (a)	152	— (b)	1,737
Class C (a)	291	— (b)	302
Class R2	—	—	16
Shareholder servicing fees:
Class A (a)	152	— (b)	1,737
Class C (a)	97	— (b)	101
Class R2	—	—	8
Class R5	—	—	613
Select Class	545	1,150	2,861
Custodian and accounting fees	41	63	96
Interest expense to affiliates	— (b)	—	— (b)
Professional fees	51	52	77
Trustees’ and Chief Compliance Officer’s fees	9	10	31
Printing and mailing costs	137	91	558
Registration and filing fees	39	32	129
Transfer agency fees (See Note 2.D.)	29	15	86
Sub-transfer agency fees (See Note 2.D.)	229	533	2,888
Other	8	8	30

Total expenses	4,105	5,320	34,032

Less fees waived	(497)	(1,658)	(3,179)
Less expense reimbursements	(1)	(8)	(50)

Net expenses	3,607	3,654	30,803

Net investment income (loss)	(2,182)	1,397	17,832

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,057	69,611	399,193
Futures	1,130	(2,237)	—

Net realized gain (loss)	28,187	67,374	399,193

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(117,590)	(152,376)	(343,741)
Futures	—	453	—

Change in net unrealized appreciation/depreciation	(117,590)	(151,923)	(343,741)

Net realized/unrealized gains (losses)	(89,403)	(84,549)	55,452

Change in net assets resulting from operations	$(91,585)	$(83,152)	$73,284

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,300	$33,915	$15,756
Dividend income from affiliates	36	95	98

Total investment income	5,336	34,010	15,854

EXPENSES:
Investment advisory fees	7,091	11,398	6,644
Administration fees	894	1,437	908
Distribution fees:
Class A	531	1,356	577
Class C	158	325	333
Class R2	116	227	139
Shareholder servicing fees:
Class A	531	1,356	577
Class C	53	108	111
Class R2	58	114	70
Class R5	—	48	—
Institutional Class	264	—	431
Select Class	294	851	658
Custodian and accounting fees	50	102	103
Professional fees	56	59	65
Trustees’ and Chief Compliance Officer’s fees	14	18	14
Printing and mailing costs	94	255	133
Registration and filing fees	119	162	196
Transfer agency fees (See Note 2.D.)	77	428	75
Sub-transfer agency fees (See Note 2.D.)	976	1,894	1,217
Other	15	35	13

Total expenses	11,391	20,173	12,264

Less fees waived	(1,151)	(2,095)	(1,157)
Less expense reimbursements	(87)	(344)	(30)

Net expenses	10,153	17,734	11,077

Net investment income (loss)	(4,817)	16,276	4,777

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,683	(6,282)	(26,400)
Futures	—	(5,339)	747

Net realized gain (loss)	3,683	(11,621)	(25,653)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(172,393)	(53,206)	(38,055)
Futures	—	963	756

Change in net unrealized appreciation/depreciation	(172,393)	(52,243)	(37,299)

Net realized/unrealized gains (losses)	(168,710)	(63,864)	(62,952)

Change in net assets resulting from operations	$(173,527)	$(47,588)	$(58,175)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,182)	$(3,624)	$1,397	$4,900
Net realized gain (loss)	28,187	60,975	67,374	75,637
Change in net unrealized appreciation/depreciation	(117,590)	8,299	(151,923)	(30,546)

Change in net assets resulting from operations	(91,585)	65,650	(83,152)	49,991

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,870)	(5,692)	—	—
Class B (a)
From net realized gains	—	(37)	—	—
Class C
From net realized gains	(6,681)	(4,687)	—	—
Select Class
From net investment income	—	—	(4,787)	(1,375)
From net realized gains	(40,293)	(32,531)	(69,898)	(72,101)

Total distributions to shareholders	(55,844)	(42,947)	(74,685)	(73,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(209,461)	(72,931)	(493,179)	135,830

NET ASSETS:
Change in net assets	(356,890)	(50,228)	(651,016)	112,345
Beginning of period	509,796	560,024	815,652	703,307

End of period	$152,906	$509,796	$164,636	$815,652

Accumulated undistributed (distributions in excess of) net investment income	$(658)	$(1,638)	$(31)	$3,671

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,832	$16,019	$(4,817)	$(6,112)
Net realized gain (loss)	399,193	217,676	3,683	105,332
Change in net unrealized appreciation/depreciation	(343,741)	22,116	(172,393)	49,185

Change in net assets resulting from operations	73,284	255,811	(173,527)	148,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,634)	(1,326)	—	—
From net realized gains	(51,657)	(72,144)	(17,982)	(20,645)
Class B (a)
From net realized gains	—	(441)	—	(176)
Class C
From net realized gains	(2,993)	(4,673)	(2,222)	(2,503)
Class R2
From net realized gains	(211)	(372)	(1,956)	(2,202)
Class R5
From net investment income	(7,998)	(7,331)	—	—
From net realized gains	(77,242)	(107,883)	—	—
Class R6
From net realized gains	—	—	(34,132)	(30,237)
Institutional Class
From net realized gains	—	—	(19,628)	(20,050)
Select Class
From net investment income	(3,556)	(6,696)	—	—
From net realized gains	(59,055)	(140,920)	(8,776)	(10,568)

Total distributions to shareholders	(205,346)	(341,786)	(84,696)	(86,381)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	187,154	70,368	50,292	25,731

NET ASSETS:
Change in net assets	55,092	(15,607)	(207,931)	87,755
Beginning of period	3,393,838	3,409,445	1,245,069	1,157,314

End of period	$3,448,930	$3,393,838	$1,037,138	$1,245,069

Accumulated undistributed (distributions in excess of) net investment income	$8,726	$7,031	$(1,912)	$(2,802)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,276	$17,079	$4,777	$3,308
Net realized gain (loss)	(11,621)	82,582	(25,653)	36,899
Change in net unrealized appreciation/depreciation	(52,243)	(77,688)	(37,299)	23,209

Change in net assets resulting from operations	(47,588)	21,973	(58,175)	63,416

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,316)	(4,063)	(375)	—
From net realized gains	(24,024)	(24,585)	(9,859)	(5,065)
Class B (a)
From net investment income	—	(10)	—	—
From net realized gains	—	(142)	—	—
Class C
From net investment income	(138)	(237)	—	—
From net realized gains	(2,266)	(2,788)	(1,985)	(879)
Class R2
From net investment income	(176)	(253)	(36)	—
From net realized gains	(2,034)	(2,245)	(1,197)	(339)
Class R5
From net investment income	(877)	(897)	—	—
From net realized gains	(4,226)	(3,945)	—	—
Class R6
From net investment income	(7,344)	(5,716)	(620)	(152)
From net realized gains	(33,390)	(23,274)	(4,031)	(1,577)
Institutional Class
From net investment income	—	—	(2,157)	(689)
From net realized gains	—	—	(16,302)	(8,505)
Select Class
From net investment income	(2,589)	(4,081)	(1,045)	(184)
From net realized gains	(11,883)	(19,170)	(11,139)	(5,885)

Total distributions to shareholders	(92,263)	(91,406)	(48,746)	(23,275)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,440	381,022	458,685	349,644

NET ASSETS:
Change in net assets	(117,411)	311,589	351,764	389,785
Beginning of period	1,870,743	1,559,154	971,548	581,763

End of period	$1,753,332	$1,870,743	$1,323,312	$971,548

Accumulated undistributed (distributions in excess of) net investment income	$2,643	$1,913	$2,547	$2,417

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$10,070	$11,741	$23	$—
Distributions reinvested	6,411	4,072	—	—
Cost of shares redeemed	(14,402)	(32,156)	—	—
Conversion from Class B Shares	—	366	—	—

Change in net assets resulting from Class A capital transactions	$2,079	$(15,977)	$23	$—

Class B (b)
Proceeds from shares issued	$—	$8	$—	$—
Distributions reinvested	—	33	—	—
Cost of shares redeemed	—	(202)	—	—
Conversion to Class A Shares	—	(366)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(527)	$—	$—

Class C (a)
Proceeds from shares issued	$13,161	$12,653	$20	$—
Distributions reinvested	856	515	—	—
Cost of shares redeemed	(17,151)	(19,389)	—	—

Change in net assets resulting from Class C capital transactions	$(3,134)	$(6,221)	$20	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$20	$—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$20	$—

Select Class
Proceeds from shares issued	$68,912	$109,502	$82,011	$165,199
Distributions reinvested	39,841	32,251	71,593	69,335
Cost of shares redeemed	(317,159)	(191,959)	(116,062)	(98,704)
Redemptions in-kind (See Note 7)	—	—	(530,784)	—

Change in net assets resulting from Select Class capital transactions	$(208,406)	$(50,206)	$(493,242)	$135,830

Total change in net assets resulting from capital transactions	$(209,461)	$(72,931)	$(493,179)	$135,830

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A (a)
Issued	478	487	1	—
Reinvested	327	179	—	—
Redeemed	(712)	(1,334)	—	—
Conversion from Class B Shares	—	14	—	—

Change in Class A Shares	93	(654)	1	—

Class B (b)
Issued	—	1	—	—
Reinvested	—	1	—	—
Redeemed	—	(10)	—	—
Conversion to Class A Shares	—	(16)	—	—

Change in Class B Shares	—	(24)	—	—

Class C (a)
Issued	780	625	1	—
Reinvested	54	27	—	—
Redeemed	(1,015)	(935)	—	—

Change in Class C Shares	(181)	(283)	1	—

Class R6 (a)
Issued	—	—	1	—

Change in Class R6 Shares	—	—	1	—

Select Class
Issued	3,027	4,202	1,600	2,959
Reinvested	1,842	1,306	1,578	1,342
Redeemed	(15,456)	(7,272)	(2,421)	(1,763)
Redemptions in-kind (See Note 7)	—	—	(11,691)	—

Change in Select Class Shares	(10,587)	(1,764)	(10,934)	2,538

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$797,670	$108,279	$34,331	$41,024
Distributions reinvested	49,673	66,061	17,120	19,785
Cost of shares redeemed	(225,187)	(213,835)	(82,368)	(88,174)
Redemptions in-kind (See Note 7)	(545,339)	—	—	—
Conversion from Class B Shares	—	1,096	—	1,416

Change in net assets resulting from Class A capital transactions	$76,817	$(38,399)	$(30,917)	$(25,949)

Class B (a)
Proceeds from shares issued	$—	$54	$—	$18
Distributions reinvested	—	405	—	165
Cost of shares redeemed	—	(4,544)	—	(832)
Conversion to Class A Shares	—	(1,096)	—	(1,416)

Change in net assets resulting from Class B capital transactions	$—	$(5,181)	$—	$(2,065)

Class C
Proceeds from shares issued	$39,875	$1,597	$1,342	$1,657
Distributions reinvested	2,583	3,928	1,891	2,095
Cost of shares redeemed	(7,079)	(7,262)	(5,168)	(5,918)

Change in net assets resulting from Class C capital transactions	$35,379	$(1,737)	$(1,935)	$(2,166)

Class R2
Proceeds from shares issued	$3,684	$864	$3,627	$3,831
Distributions reinvested	147	267	1,908	2,147
Cost of shares redeemed	(1,850)	(1,407)	(6,699)	(9,815)

Change in net assets resulting from Class R2 capital transactions	$1,981	$(276)	$(1,164)	$(3,837)

Class R5
Proceeds from shares issued	$327,668	$212,080	$—	$—
Distributions reinvested	80,413	108,316	—	—
Cost of shares redeemed	(243,746)	(227,737)	—	—

Change in net assets resulting from Class R5 capital transactions	$164,335	$92,659	$—	$—

Class R6 (b)
Proceeds from shares issued	$25,790	$—	$130,485	$120,496
Distributions reinvested	—	—	34,132	30,237
Cost of shares redeemed	(173)	—	(105,409)	(46,820)

Change in net assets resulting from Class R6 capital transactions	$25,617	$—	$59,208	$103,913

Institutional Class
Proceeds from shares issued	$—	$—	$114,481	$65,873
Distributions reinvested	—	—	18,231	18,418
Cost of shares redeemed	—	—	(81,578)	(121,813)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$51,134	$(37,522)

Select Class
Proceeds from shares issued	$643,933	$365,334	$29,505	$35,361
Distributions reinvested	55,589	136,721	7,984	9,680
Cost of shares redeemed	(816,497)	(478,753)	(63,523)	(51,684)

Change in net assets resulting from Select Class capital transactions	$(116,975)	$23,302	$(26,034)	$(6,643)

Total change in net assets resulting from capital transactions	$187,154	$70,368	$50,292	$25,731

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	20,677	2,447	2,821	3,026
Reinvested	1,292	1,602	1,466	1,564
Redeemed	(5,663)	(4,844)	(7,028)	(6,513)
Redemptions in-kind (See Note 7)	(13,733)	—	—	—
Conversion from Class B Shares	—	24	—	96

Change in Class A Shares	2,573	(771)	(2,741)	(1,827)

Class B (a)
Issued	—	2	—	1
Reinvested	—	12	—	17
Redeemed	—	(127)	—	(80)
Conversion to Class A Shares	—	(31)	—	(129)

Change in Class B Shares	—	(144)	—	(191)

Class C
Issued	1,307	47	143	154
Reinvested	87	120	210	208
Redeemed	(228)	(203)	(572)	(544)

Change in Class C Shares	1,166	(36)	(219)	(182)

Class R2
Issued	93	20	309	288
Reinvested	4	7	167	173
Redeemed	(46)	(33)	(566)	(730)

Change in Class R2 Shares	51	(6)	(90)	(269)

Class R5
Issued	7,138	4,248	—	—
Reinvested	1,832	2,321	—	—
Redeemed	(5,295)	(4,580)	—	—

Change in Class R5 Shares	3,675	1,989	—	—

Class R6 (b)
Issued	549	—	10,137	8,080
Reinvested	—	—	2,617	2,169
Redeemed	(4)	—	(8,387)	(3,169)

Change in Class R6 Shares	545	—	4,367	7,080

Institutional Class
Issued	—	—	8,718	4,442
Reinvested	—	—	1,407	1,328
Redeemed	—	—	(6,315)	(8,156)

Change in Institutional Class Shares	—	—	3,810	(2,386)

Select Class
Issued	14,082	7,313	2,235	2,421
Reinvested	1,270	2,941	630	711
Redeemed	(17,314)	(9,609)	(4,737)	(3,538)

Change in Select Class Shares	(1,962)	645	(1,872)	(406)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138,661	$267,230	$112,560	$158,127
Distributions reinvested	25,666	26,931	9,251	4,623
Cost of shares redeemed	(186,013)	(168,313)	(108,488)	(59,204)
Conversion from Class B Shares	—	2,069	—	—

Change in net assets resulting from Class A capital transactions	$(21,686)	$127,917	$13,323	$103,546

Class B (a)
Proceeds from shares issued	$—	$35	$—	$—
Distributions reinvested	—	150	—	—
Cost of shares redeemed	—	(1,071)	—	—
Conversion to Class A Shares	—	(2,069)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,955)	$—	$—

Class C
Proceeds from shares issued	$3,797	$7,961	$17,408	$25,684
Distributions reinvested	2,160	2,683	1,817	772
Cost of shares redeemed	(10,313)	(10,808)	(12,981)	(5,242)

Change in net assets resulting from Class C capital transactions	$(4,356)	$(164)	$6,244	$21,214

Class R2
Proceeds from shares issued	$16,117	$17,717	$25,767	$11,570
Distributions reinvested	2,028	2,299	944	335
Cost of shares redeemed	(15,854)	(17,153)	(7,774)	(4,428)

Change in net assets resulting from Class R2 capital transactions	$2,291	$2,863	$18,937	$7,477

Class R5
Proceeds from shares issued	$31,169	$46,041	$—	$—
Distributions reinvested	4,681	4,335	—	—
Cost of shares redeemed	(34,423)	(23,688)	—	—

Change in net assets resulting from Class R5 capital transactions	$1,427	$26,688	$—	$—

Class R6
Proceeds from shares issued	$383,830	$149,197	$100,275	$39,209
Distributions reinvested	40,732	28,990	4,436	1,450
Cost of shares redeemed	(173,847)	(58,319)	(26,418)	(19,367)

Change in net assets resulting from Class R6 capital transactions	$250,715	$119,868	$78,293	$21,292

Institutional Class
Proceeds from shares issued	$—	$—	$366,693	$184,860
Distributions reinvested	—	—	17,359	8,769
Cost of shares redeemed	—	—	(113,529)	(73,427)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$270,523	$120,202

Select Class
Proceeds from shares issued	$106,814	$210,959	$166,060	$114,544
Distributions reinvested	12,987	20,813	11,293	5,585
Cost of shares redeemed	(325,752)	(124,967)	(105,988)	(44,216)

Change in net assets resulting from Select Class capital transactions	$(205,951)	$106,805	$71,365	$75,913

Total change in net assets resulting from capital transactions	$22,440	$381,022	$458,685	$349,644

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,761	9,914	7,413	9,673
Reinvested	1,114	1,055	626	298
Redeemed	(7,728)	(6,295)	(7,196)	(3,624)
Conversion from Class B Shares	—	76	—	—

Change in Class A Shares	(853)	4,750	843	6,347

Class B (a)
Issued	—	2	—	—
Reinvested	—	7	—	—
Redeemed	—	(47)	—	—
Conversion to Class A Shares	—	(88)	—	—

Change in Class B Shares	—	(126)	—	—

Class C
Issued	184	349	1,176	1,604
Reinvested	111	123	127	51
Redeemed	(506)	(471)	(897)	(330)

Change in Class C Shares	(211)	1	406	1,325

Class R2
Issued	675	669	1,706	706
Reinvested	89	91	65	22
Redeemed	(669)	(646)	(528)	(271)

Change in Class R2 Shares	95	114	1,243	457

Class R5
Issued	1,223	1,643	—	—
Reinvested	193	161	—	—
Redeemed	(1,376)	(843)	—	—

Change in Class R5 Shares	40	961	—	—

Class R6
Issued	14,544	5,312	6,414	2,338
Reinvested	1,675	1,077	294	92
Redeemed	(7,015)	(2,075)	(1,663)	(1,156)

Change in Class R6 Shares	9,204	4,314	5,045	1,274

Institutional Class
Issued	—	—	24,199	11,156
Reinvested	—	—	1,150	554
Redeemed	—	—	(7,566)	(4,455)

Change in Institutional Class Shares	—	—	17,783	7,255

Select Class
Issued	4,250	7,576	10,694	6,883
Reinvested	535	775	748	354
Redeemed	(12,338)	(4,468)	(6,898)	(2,668)

Change in Select Class Shares	(7,553)	3,883	4,544	4,569

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2016	$26.04	$(0.16)		$(3.52)	$(3.68)	$(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)	(1.24)	(1.37)	—

Class C
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)	(1.10)	(1.30)	—

Select Class
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)	(1.31)	(1.37)	—

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$19.14	(14.42)%	$55,583	1.25%	(0.76)%		1.51%	56%
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63

15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63

21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
May 31, 2016 (f) through June 30, 2016	$45.81	$0.02	(g)(h)	$0.05	$0.07	$—	$—	$—

Class C
May 31, 2016 (f) through June 30, 2016	45.81	—	(g)(h)(i)	0.05	0.05	—	—	—

Class R6
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(g)(h)	0.05	0.09	—	—	—

Select Class
Year Ended June 30, 2016	56.18	0.15	(g)(h)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(g)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(j)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(k)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(l)	(1.98)	(1.71)	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Calculated based upon average shares outstanding.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(k)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(l)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$45.88	0.15%	$23	1.25%	0.56	%(h)	1.39%	58%

45.86	0.11	20	1.74	0.06	(h)	1.89	58

45.90	0.20	20	0.74	1.06	(h)	0.88	58

45.90	(8.97)	164,573	0.80	0.30	(h)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(j)	1.12	51
48.11	29.50	522,295	0.79	0.84	(k)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(l)	1.02	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2016	$44.68	$0.13	(g)	$0.08	$0.21	$(0.14)	$(3.07)	$(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(h)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(i)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07		1.09	1.16	(0.10)	(1.76)	(1.86)

Class C
Year Ended June 30, 2016	35.32	(0.06	)(g)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(h)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(i)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08)		0.89	0.81	—	(1.76)	(1.76)

Class R2
Year Ended June 30, 2016	44.04	0.01	(g)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(h)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(i)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01)		1.07	1.06	(0.04)	(1.76)	(1.80)

Class R5
Year Ended June 30, 2016	50.43	0.36	(g)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(h)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(i)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28		1.19	1.47	(0.28)	(1.76)	(2.04)

Class R6
May 31, 2016 (j) through June 30, 2016	47.04	0.06	(g)	0.47	0.53	—	—	—

Select Class
Year Ended June 30, 2016	50.31	0.25	(g)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(h)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(i)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19		1.20	1.39	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$41.68	1.10%	$736,629	1.29%	0.31	%(g)	1.38%	32%
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(h)	1.37	30
39.94	23.11	696,784	1.29	0.78	(i)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27

32.21	0.63	70,176	1.79	(0.20	)(g)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(h)	1.87	30
33.06	22.50	37,039	1.79	0.28	(i)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27

41.08	0.85	5,313	1.54	0.03	(g)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(h)	1.62	30
39.52	22.80	4,909	1.54	0.53	(i)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27

47.57	1.62	1,349,107	0.79	0.78	(g)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(h)	0.92	30
44.21	23.71	814,942	0.79	1.25	(i)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27

47.57	1.13	25,933	0.73	1.60	(g)	0.75	32

47.50	1.41	1,261,772	0.99	0.54	(g)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(h)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(i)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2016	$14.50	$(0.09)		$(1.94)	$(2.03)	$(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(e)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(g)	(0.77)	(0.82)	(0.22)

Class C
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(e)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(g)	(0.66)	(0.75)	(0.22)

Class R2
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(e)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(g)	(0.76)	(0.84)	(0.22)

Class R6
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(e)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(g)(h)	(0.81)	(0.81)	(0.22)

Institutional Class
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(e)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(g)	(0.80)	(0.81)	(0.22)

Select Class
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(e)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(g)	(0.80)	(0.82)	(0.22)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$11.43	(14.17)%	$179,093	1.25%	(0.77)%		1.50%	47%
14.50	13.04	266,805	1.25	(0.82	)(e)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(f)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(g)	1.44	58

8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(e)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(f)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(g)	1.94	58

11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(e)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(f)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(g)	1.69	58

12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(e)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(f)(i)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(g)	0.94	58

12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(e)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(f)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(g)	1.04	58

12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(e)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(f)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(g)	1.19	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2016	$26.65	$0.17		$(0.94)	$(0.77)	$(0.15)	$(1.09)	$(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(e)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14		(0.22)	(0.08)	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03		(0.19)	(0.16)	(0.08)	—	(0.08)

Class R2
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10		(0.23)	(0.13)	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20		(0.22)	(0.02)	(0.22)	—	(0.22)

Class R6
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(e)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22		(0.23)	(0.01)	(0.23)	—	(0.23)

Select Class
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(e)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19		(0.23)	(0.04)	(0.20)	—	(0.20)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$24.64	(2.54)%	$551,313	1.25%	0.69%		1.53%	46%
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(e)	1.40	40
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38

20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38

24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38

25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38

25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(e)	0.90	40
24.87	28.62	207,613	0.85	1.32	(f)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38

25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(e)	1.15	40
24.86	28.47	266,018	0.99	1.19	(f)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2016	$16.96	$0.02		$(1.20)		$(1.18)	$(0.02)	$(0.67)	$(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02		(0.33	)(i)	(0.31)	—	—	—

Class C
Year Ended June 30, 2016	16.46	(0.05)		(1.17)		(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02)		(0.34	)(i)	(0.36)	—	—	—

Class R2
Year Ended June 30, 2016	16.77	(0.01)		(1.19)		(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011(j) through June 30, 2012	9.02	—	(k)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2016	17.29	0.11		(1.23)		(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011(j) through June 30, 2012	9.13	0.05		1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2016	17.28	0.10		(1.24)		(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06		(0.34	)(i)	(0.28)	(0.04)	—	(0.04)

Select Class
Year Ended June 30, 2016	17.29	0.06		(1.22)		(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05		(0.33	)(i)	(0.28)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)		Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$15.09	(6.86)%		$226,309	1.26%	0.15%		1.44%	49%
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74

14.57	(7.35)		45,932	1.76	(0.34)		1.91	49
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74

14.88	(7.09)		34,326	1.51	(0.05)		1.75	49
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

15.40	(6.39)		139,835	0.73	0.71		0.74	49
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

15.39	(6.48)		587,279	0.82	0.63		0.90	49
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74

15.40	(6.63)		289,631	1.00	0.42		1.11	49
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Class A*, Class C*, Class R6*, Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6** and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class A, Class C and Class R6 Shares commenced operations on May 31, 2016 for Small Cap Core Fund.
**	Class R6 Shares commenced operations on May 31, 2016 for Small Cap Equity Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016, the Select Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, Small Cap Equity Fund was publicly offered only on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$153,668	$—	$—		$153,668

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$163,425	$—	$—	(c)	$163,425

Appreciation in Other Financial Instruments
Futures Contracts	$85	$—	$—		$85

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,433,406	$—	$—		$3,433,406

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,040,819	$—	$—		$1,040,819

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,759,166	$—	$—	(c)	$1,759,166

Appreciation in Other Financial Instruments
Futures Contracts	$556	$—	$—		$556

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (d)	$1,318,881	$—	$—	(c)	$1,318,881

Appreciation in Other Financial Instruments
Futures Contracts	$521	$—	$—		$521

(a)	Portfolio holdings designated in level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of warrants. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is Zero
(d)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a right and warrant. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$11,431	$49,924	$34,338
Ending Notional Balance Long	7,573	20,538	35,569

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows (amounts in thousands):

	Class A		Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$22		$2	n/a	n/a	n/a		n/a	$5	$29
Sub-transfer agency fees	70		99	n/a	n/a	n/a		n/a	60	229
Small Cap Core Fund
Transfer agency fees	—	(a)	—	n/a	n/a	$—		n/a	15	15
Sub-transfer agency fees	—		—	n/a	n/a	—		n/a	533	533
Small Cap Equity Fund
Transfer agency fees	47		2	$1	$12	—	(a)	n/a	24	86
Sub-transfer agency fees	781		30	6	612	—		n/a	1,459	2,888
Small Cap Growth Fund
Transfer agency fees	52		5	1	n/a	6		$5	8	77
Sub-transfer agency fees	442		24	76	n/a	—		247	187	976
Small Cap Value Fund
Transfer agency fees	351		7	39	6	15		n/a	10	428
Sub-transfer agency fees	1,059		67	138	99	—		n/a	531	1,894
U.S. Small Company Fund
Transfer agency fees	31		9	7	n/a	5		10	13	75
Sub-transfer agency fees	447		69	68	n/a	—		292	341	1,217

(a)	Amount rounds to less than $500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential divi-

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

dend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$1,447	$3,162	$(4,609)
Small Cap Core Fund	43,893	(312)	(43,581)
Small Cap Equity Fund	235,495	(1,949)	(233,546)
Small Cap Growth Fund	(6,539)	5,707	832
Small Cap Value Fund	—	(1,106)	1,106
U.S. Small Company Fund	—	(414)	414

The reclassifications for the Funds relate primarily to net operating losses, tax equalization, non-taxable dividends, adjustments to gain/loss due to redemptions in-kind and investments in real estate investment trusts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a
Small Cap Core Fund	0.25	0.75	n/a
Small Cap Equity Fund	0.25	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.50
U.S. Small Company Fund	0.25	0.75	0.50

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—
Small Cap Equity Fund	75	—	(a)
Small Cap Growth Fund	6	—
Small Cap Value Fund	18	—	(a)
U.S. Small Company Fund	17	—	(a)

(a)	Amount rounds to less than $500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	0.25	0.25	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	1.25	1.75	n/a	n/a	0.75%	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.55%	0.80%	0.75	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.50	n/a	0.75	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the year ended June 30, 2016. The contractual expense limitation percentages in the table above are in place until at least May 31, 2017 for Class A, Class C and Class R6 of Small Cap Core Fund and Class R6 for Small Cap Equity Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$216	$115	$155	$486	$1
Small Cap Core Fund	1,215	373	46	1,634	8
Small Cap Equity Fund	780	520	1,617	2,917	50
Small Cap Growth Fund	101	65	952	1,118	87
Small Cap Value Fund	6	—	1,997	2,003	344
U.S. Small Company Fund	—	—	1,079	1,079	30

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2016 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$11
Small Cap Core Fund	24
Small Cap Equity Fund	262
Small Cap Growth Fund	33
Small Cap Value Fund	92
U.S. Small Company Fund	78

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than $500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$172,501	$435,993
Small Cap Core Fund	254,463	278,157
Small Cap Equity Fund	1,482,365	955,240
Small Cap Growth Fund	504,898	545,693
Small Cap Value Fund	786,230	797,172
U.S. Small Company Fund	946,397	532,432

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$121,004	$42,707	$10,043	$32,664
Small Cap Core Fund	132,472	40,481	9,528	30,953
Small Cap Equity Fund	2,572,159	955,684	94,437	861,247
Small Cap Growth Fund	881,655	259,200	100,036	159,164
Small Cap Value Fund	1,561,667	337,277	139,778	197,499
U.S. Small Company Fund	1,263,163	161,902	106,184	55,718

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in PFICs, and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$55,844	$55,844
Small Cap Core Fund	16,109	58,576	74,685
Small Cap Equity Fund	37,477	167,869	205,346
Small Cap Growth Fund	—	84,696	84,696
Small Cap Value Fund	15,467	76,796	92,263
U.S. Small Company Fund	16,789	31,957	48,746

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$6,167	$36,780	$42,947
Small Cap Core Fund	13,046	60,430	73,476
Small Cap Equity Fund	37,796	303,990	341,786
Small Cap Growth Fund	303	86,078	86,381
Small Cap Value Fund	27,790	63,616	91,406
U.S. Small Company Fund	11,336	11,939	23,275

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

As of June 30, 2016, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$—	$14,379	$32,664
Small Cap Core Fund	—	12,394	30,953
Small Cap Equity Fund	8,782	131,133	861,247
Small Cap Growth Fund	—	250	159,164
Small Cap Value Fund	3,151	828	197,499
U.S. Small Company Fund	2,556	—	55,718

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals, non-taxable dividends, post-October loss deferrals, investments in PFICs and mark to market of futures contracts.

As of June 30, 2016, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the following Funds deferred to July 1, 2016 late year ordinary losses and net capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Losses
	Short-Term	Long- Term
Dynamic Small Cap Growth Fund	$—	$—	$643
Small Cap Equity Fund	10,541	—	—
Small Cap Growth Fund	19,610	(15,840)	1,886
Small Cap Value Fund	49,393	(21,383)	—
U.S. Small Company Fund	36,322	(4,475)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for, or at any time during the year ended June 30, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Small Cap Growth Fund	$23,687	0.23%	1	$—	(a)
Small Cap Equity Fund	20,831	0.25	3	—	(a)

(a)	Amount rounds to less than $500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Select Class	$530,784	*	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	**	235,174	Redemption in-kind

*	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
**	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and U.S. Small Company Fund had omnibus accounts, which collectively represented the following percentage of each Fund’s net assets:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	57.6%
Small Cap Core Fund	3	47.6
Small Cap Equity Fund	3	14.9
Small Cap Growth Fund	2	11.4
U.S. Small Company Fund	9	41.4

As of June 30, 2016, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	30.3%
Small Cap Value Fund	18.1

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

9. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$960.40	$6.09	1.25%
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	958.20	8.52	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Select Class
Actual*	1,000.00	961.80	4.88	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Small Cap Core Fund
Class A
Actual**	1,000.00	1,001.50	1.03	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual**	1,000.00	1,001.10	1.43	1.74
Hypothetical*	1,000.00	1,016.21	8.72	1.74
Class R6
Actual**	1,000.00	1,002.00	0.61	0.74
Hypothetical*	1,000.00	1,021.18	3.72	0.74
Select Class
Actual*	1,000.00	995.00	3.92	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,079.50	6.67	1.29
Hypothetical*	1,000.00	1,018.45	6.47	1.29

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class C
Actual*	$1,000.00	$1,076.90	$9.19	1.78%
Hypothetical*	1,000.00	1,016.01	8.92	1.78
Class R2
Actual*	1,000.00	1,078.20	7.96	1.54
Hypothetical*	1,000.00	1,017.21	7.72	1.54
Class R5
Actual*	1,000.00	1,082.40	4.09	0.79
Hypothetical*	1,000.00	1,020.93	3.97	0.79
Class R6
Actual**	1,000.00	1,011.30	0.60	0.73
Hypothetical*	1,000.00	1,021.23	3.67	0.73
Select Class
Actual*	1,000.00	1,081.30	5.12	0.99
Hypothetical*	1,000.00	1,019.94	4.97	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	961.30	6.10	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	959.70	8.53	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	960.40	7.31	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R6
Actual*	1,000.00	963.90	3.66	0.75
Hypothetical*	1,000.00	1,021.13	3.77	0.75
Institutional Class
Actual*	1,000.00	963.60	4.15	0.85
Hypothetical*	1,000.00	1,020.64	4.27	0.85
Select Class
Actual*	1,000.00	962.80	4.88	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

Small Cap Value Fund
Class A
Actual*	1,000.00	1,062.30	6.41	1.25
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,059.00	9.52	1.86
Hypothetical*	1,000.00	1,015.61	9.32	1.86
Class R2
Actual*	1,000.00	1,061.10	7.69	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R5
Actual*	1,000.00	1,064.50	4.62	0.90
Hypothetical*	1,000.00	1,020.39	4.52	0.90
Class R6
Actual*	1,000.00	1,065.10	3.95	0.77
Hypothetical*	1,000.00	1,021.03	3.87	0.77
Select Class
Actual*	1,000.00	1,064.00	5.13	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	$1,000.00	$1,008.00	$6.24	1.25%
Hypothetical*	1,000.00	1,018.65	6.27	1.25
Class C
Actual*	1,000.00	1,005.50	8.73	1.75
Hypothetical*	1,000.00	1,016.16	8.77	1.75
Class R2
Actual*	1,000.00	1,006.80	7.48	1.50
Hypothetical*	1,000.00	1,017.40	7.52	1.50
Class R6
Actual*	1,000.00	1,011.20	3.70	0.74
Hypothetical*	1,000.00	1,021.18	3.72	0.74
Institutional Class
Actual*	1,000.00	1,010.50	4.10	0.82
Hypothetical*	1,000.00	1,020.79	4.12	0.82
Select Class
Actual*	1,000.00	1,009.80	5.00	1.00
Hypothetical*	1,000.00	1,019.89	5.02	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/366 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
Small Cap Core Fund	38.76%
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$60,078
Small Cap Core Fund	67,752
Small Cap Equity Fund	167,869
Small Cap Growth Fund	84,696
Small Cap Value Fund	76,796
U.S. Small Company Fund	31,957

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016 (amounts in thousands):

Qualified Dividend Income
Small Cap Core Fund	$6,399
Small Cap Equity Fund	37,477
Small Cap Value Fund	15,467
U.S. Small Company Fund	16,788

JUNE 30, 2016	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-SC-616

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2016

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management, J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2016
JPMorgan SmartRetirement® Income Fund	1.03%	3.33%	S&P Target Date Retirement Income Index	$2,161,062,937

JPMorgan SmartRetirement® 2015 Fund	0.82%	2.47%	S&P Target Date 2015 Index	$2,542,889,838

JPMorgan SmartRetirement® 2020 Fund	0.44%	2.03%	S&P Target Date 2020 Index	$6,780,519,237

JPMorgan SmartRetirement® 2025 Fund	-0.55%	1.62%	S&P Target Date 2025 Index	$6,374,912,792

JPMorgan SmartRetirement® 2030 Fund	-1.48%	1.24%	S&P Target Date 2030 Index	$7,026,140,628

JPMorgan SmartRetirement® 2035 Fund	-2.30%	0.86%	S&P Target Date 2035 Index	$4,921,245,108

JPMorgan SmartRetirement® 2040 Fund	-2.78%	0.57%	S&P Target Date 2040 Index	$5,055,901,140

JPMorgan SmartRetirement® 2045 Fund	-2.76%	0.32%	S&P Target Date 2045 Index	$3,084,990,598

JPMorgan SmartRetirement® 2050 Fund	-2.70%	0.07%	S&P Target Date 2050 Index	$2,528,770,494

JPMorgan SmartRetirement® 2055 Fund	-2.76%	-0.14%	S&P Target Date 2055 Index	$646,831,371

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.4%
U.S. Equity	22.4
International Equity	11.7
Money Market	9.1
Alternative Assets	3.0
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	53.5%
U.S. Equity	22.7
International Equity	11.6
Money Market	8.7
Alternative Assets	3.1
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	47.1%
U.S. Equity	30.3
International Equity	16.8
Alternative Assets	3.5
Money Market	1.8
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
Fixed Income	37.0%
U.S. Equity	36.2
International Equity	20.2
Alternative Assets	3.7
Money Market	2.5
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	43.0%
Fixed Income	27.7
International Equity	22.7
Alternative Assets	4.2
Money Market	1.7
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	46.9%
International Equity	25.3
Fixed Income	20.4
Alternative Assets	4.7
Money Market	1.9
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	50.8%
International Equity	27.7
Fixed Income	13.8
Alternative Assets	5.2
Money Market	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	50.9%
International Equity	27.7
Fixed Income	13.6
Alternative Assets	5.2
Money Market	1.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	50.8%
International Equity	27.5
Fixed Income	13.6
Alternative Assets	5.2
Money Market	2.1
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	50.9%
International Equity	27.6
Fixed Income	13.4
Alternative Assets	5.2
Money Market	2.2
U.S. Treasury Obligation	0.7

*	The percentages indicated are based on total investments as of June 30, 2016. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U.S. stocks came roaring back and turned in their best monthly performance since 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked one of the single worst days in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, U.S. equities outperformed equities in both developed and emerging markets. U.S. corporate bonds and emerging market debt also provided positive returns for the twelve month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Funds (Institutional Share Class or Select Share Class) (the “Funds”) underperformed their respective S&P Target Date indexes (the “benchmarks”) for the twelve months ended June 30, 2016.

The Funds’ manager selection, particularly investments in the JPMorgan Disciplined Equity Fund and the JPMorgan Growth Advantage Fund, detracted from performance relative to the Funds’ benchmark during the reporting period. However, the Funds’ allocation to the JPMorgan Emerging Markets Equity Fund and JPMorgan International Opportunities Fund made a positive contribution to performance as those funds outperformed their respective benchmark indexes over the period.

The Funds’ strategic allocation to real estate investment trusts made a positive contribution to the Funds’ performance, while the strategic allocation to emerging markets equity detracted from performance. From a tactical perspective, the Funds’ underweight positions in emerging markets debt detracted from performance, while the Funds’ underweight positions in emerging market equity contributed to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(3.73)%	3.42%	4.28%
Without Sales Charge		0.81	4.38	4.76
CLASS C SHARES	May 15, 2006
With CDSC**		(0.84)	3.71	4.13
Without CDSC		0.16	3.71	4.13
CLASS R2 SHARES	November 3, 2008	0.50	4.12	4.56
CLASS R6 SHARES	November 3, 2014	1.09	4.66	5.08
INSTITUTIONAL CLASS SHARES	May 15, 2006	1.03	4.65	5.07
SELECT CLASS SHARES	May 15, 2006	0.90	4.50	4.91

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(3.95)%	4.14%	4.55%
Without Sales Charge		0.59	5.10	5.03
CLASS C SHARES	May 15, 2006
With CDSC**		(1.05)	4.41	4.40
Without CDSC		(0.05)	4.41	4.40
CLASS R2 SHARES	November 3, 2008	0.34	4.84	4.84
CLASS R6 SHARES	November 3, 2014	0.89	5.38	5.36
INSTITUTIONAL CLASS SHARES	May 15, 2006	0.82	5.36	5.35
SELECT CLASS SHARES	May 15, 2006	0.69	5.20	5.19

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(4.28)%	5.05%	5.03%
Without Sales Charge		0.22	6.01	5.51
CLASS C SHARES	May 15, 2006
With CDSC**		(1.43)	5.33	4.87
Without CDSC		(0.43)	5.33	4.87
CLASS R2 SHARES	November 3, 2008	(0.02)	5.74	5.31
CLASS R6 SHARES	November 3, 2014	0.51	6.30	5.83
INSTITUTIONAL CLASS SHARES	May 15, 2006	0.44	6.26	5.82
SELECT CLASS SHARES	May 15, 2006	0.31	6.12	5.67

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		(5.08)%	5.52%	4.25%
Without Sales Charge		(0.59)	6.50	4.79
CLASS C SHARES	July 31, 2007
With CDSC**		(2.30)	5.79	4.14
Without CDSC		(1.30)	5.79	4.14
CLASS R2 SHARES	November 3, 2008	(0.88)	6.22	4.56
CLASS R6 SHARES	November 3, 2014	(0.34)	6.77	5.09
INSTITUTIONAL CLASS SHARES	July 31, 2007	(0.41)	6.75	5.08
SELECT CLASS SHARES	July 31, 2007	(0.55)	6.58	4.92

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(6.12)%	5.72%	5.25%
Without Sales Charge		(1.71)	6.70	5.74
CLASS C SHARES	May 15, 2006
With CDSC**		(3.36)	6.00	5.11
Without CDSC		(2.36)	6.00	5.11
CLASS R2 SHARES	November 3, 2008	(1.95)	6.42	5.54
CLASS R6 SHARES	November 3, 2014	(1.41)	6.97	6.06
INSTITUTIONAL CLASS SHARES	May 15, 2006	(1.48)	6.95	6.05
SELECT CLASS SHARES	May 15, 2006	(1.62)	6.80	5.90

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		(6.82)%	5.99%	4.28%
Without Sales Charge		(2.40)	6.97	4.82
CLASS C SHARES	July 31, 2007
With CDSC**		(4.08)	6.27	4.18
Without CDSC		(3.08)	6.27	4.18
CLASS R2 SHARES	November 3, 2008	(2.64)	6.70	4.59
CLASS R6 SHARES	November 3, 2014	(2.10)	7.26	5.13
INSTITUTIONAL CLASS SHARES	July 31, 2007	(2.17)	7.24	5.12
SELECT CLASS SHARES	July 31, 2007	(2.30)	7.08	4.97

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(7.33)%	6.07%	5.42%
Without Sales Charge		(2.97)	7.05	5.91
CLASS C SHARES	May 15, 2006
With CDSC**		(4.64)	6.35	5.27
Without CDSC		(3.64)	6.35	5.27
CLASS R2 SHARES	November 3, 2008	(3.27)	6.78	5.70
CLASS R6 SHARES	November 3, 2014	(2.71)	7.32	6.23
INSTITUTIONAL CLASS SHARES	May 15, 2006	(2.78)	7.30	6.22
SELECT CLASS SHARES	May 15, 2006	(2.87)	7.15	6.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/06 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from June 30, 2006 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		(7.36)%	6.08%	4.46%
Without Sales Charge		(2.99)	7.07	5.01
CLASS C SHARES	July 31, 2007
With CDSC**		(4.60)	6.38	4.37
Without CDSC		(3.60)	6.38	4.37
CLASS R2 SHARES	November 3, 2008	(3.25)	6.79	4.78
CLASS R6 SHARES	November 3, 2014	(2.69)	7.35	5.31
INSTITUTIONAL CLASS SHARES	July 31, 2007	(2.76)	7.33	5.30
SELECT CLASS SHARES	July 31, 2007	(2.89)	7.19	5.15

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
With Sales Charge*		(7.32)%	6.07%	4.48%
Without Sales Charge		(2.94)	7.06	5.02
CLASS C SHARES	July 31, 2007
With CDSC**		(4.56)	6.36	4.39
Without CDSC		(3.56)	6.36	4.39
CLASS R2 SHARES	November 3, 2008	(3.20)	6.79	4.80
CLASS R6 SHARES	November 3, 2014	(2.64)	7.35	5.34
INSTITUTIONAL CLASS SHARES	July 31, 2007	(2.70)	7.33	5.33
SELECT CLASS SHARES	July 31, 2007	(2.84)	7.16	5.17

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		(7.21)%	5.42%	7.87%
Without Sales Charge		(2.85)	7.04	9.01
CLASS C SHARES	January 31, 2012
With CDSC**		(4.51)	6.33	8.30
Without CDSC		(3.51)	6.33	8.30
CLASS R2 SHARES	January 31, 2012	(3.08)	6.76	8.74
CLASS R6 SHARES	November 3, 2014	(2.52)	7.35	9.31
INSTITUTIONAL CLASS SHARES	January 31, 2012	(2.63)	7.30	9.27
SELECT CLASS SHARES	January 31, 2012	(2.76)	7.14	9.12

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Average from January 31, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Average does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 2.6%
	Fixed Income — 2.6%
470,300	iShares TIPS Bond ETF (Cost $52,540,883)	54,869,901

Investment Companies — 97.3% (b)
	Alternative Assets — 3.0%
1,823,737	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	16,960,752
3,300,821	JPMorgan Realty Income Fund, Class R6 Shares	48,654,101

	Total Alternative Assets	65,614,853

	Fixed Income — 51.0%
45,180,991	JPMorgan Core Bond Fund, Class R6 Shares	542,623,697
7,060,742	JPMorgan Core Plus Bond Fund, Class R6 Shares	59,239,625
14,214,064	JPMorgan Corporate Bond Fund, Class R6 Shares	145,552,012
4,338,342	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	35,574,407
457,007	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	3,770,309
5,844,266	JPMorgan Floating Rate Income Fund, Class R6 Shares	53,942,576
21,315,406	JPMorgan High Yield Fund, Class R6 Shares	151,978,848
10,501,697	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	108,692,564

	Total Fixed Income	1,101,374,038

	International Equity — 11.7%
2,455,507	JPMorgan Emerging Economies Fund, Class R6 Shares	26,224,820
1,476,668	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	30,478,431
4,806,269	JPMorgan International Equity Fund, Class R6 Shares	65,413,318
4,742,240	JPMorgan International Opportunities Fund, Class R6 Shares	65,442,918
3,638,540	JPMorgan Intrepid International Fund, Class R6 Shares	65,275,411

	Total International Equity	252,834,898

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 9.2%
198,248,226	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	198,248,226

	U.S. Equity — 22.4%
10,436,700	JPMorgan Disciplined Equity Fund, Class R6 Shares	228,563,724
4,047,102	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	60,706,537
1,418,616	JPMorgan Intrepid America Fund, Class R6 Shares	49,694,102
741,442	JPMorgan Mid Cap Equity Fund, Class R6 Shares	32,208,222
166,934	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,941,057
880,145	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	11,265,859
315,063	JPMorgan Small Cap Value Fund, Class R6 Shares	8,188,487
1,926,745	JPMorgan U.S. Equity Fund, Class R6 Shares	26,627,609
2,084,881	JPMorgan Value Advantage Fund, Institutional Class Shares	60,169,659

	Total U.S. Equity	485,365,256

	Total Investment Companies (Cost $1,961,716,717)	2,103,437,271

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
8,951,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $8,940,785)	8,954,500

	Total Investments — 100.3% (Cost $2,023,198,385)	2,167,261,672
	Liabilities in Excess of Other Assets — (0.3)%	(6,198,735)

	NET ASSETS — 100.0%	$2,161,062,937

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
215	10 Year Australian Government Bond	09/15/16	AUD	$21,839,188	$239,199
212	E-mini S&P 500	09/16/16	USD	22,156,120	216,727
216	10 Year U.S. Treasury Note	09/21/16	USD	28,724,625	792,642
	Short Futures Outstanding
(59)	Euro Bund	09/08/16	EUR	(10,942,224)	(239,613)
(131)	TOPIX Index	09/08/16	JPY	(16,016,572)	956,502
(84)	S&P/Toronto 60 Index	09/15/16	CAD	(10,609,636)	(83,511)
(127)	E-mini Russell 2000	09/16/16	USD	(14,571,980)	(40,894)
(118)	British Pound	09/19/16	USD	(9,770,400)	1,026,376
(135)	2 Year U.S. Treasury Note	09/30/16	USD	(29,609,297)	(202,777)

					$2,664,651

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 2.6%
	Fixed Income — 2.6%
567,687	iShares TIPS Bond ETF (Cost $63,257,792)	66,232,042

Investment Companies — 96.9% (b)
	Alternative Assets — 3.0%
2,143,297	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	19,932,663
3,909,464	JPMorgan Realty Income Fund, Class R6 Shares	57,625,501

	Total Alternative Assets	77,558,164

	Fixed Income — 50.9%
53,165,655	JPMorgan Core Bond Fund, Class R6 Shares	638,519,520
7,918,229	JPMorgan Core Plus Bond Fund, Class R6 Shares	66,433,938
16,714,866	JPMorgan Corporate Bond Fund, Class R6 Shares	171,160,223
5,686,863	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	46,632,275
353,938	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	2,919,986
6,789,521	JPMorgan Floating Rate Income Fund, Class R6 Shares	62,667,276
25,215,485	JPMorgan High Yield Fund, Class R6 Shares	179,786,410
12,112,635	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	125,365,776

	Total Fixed Income	1,293,485,404

	International Equity — 11.6%
2,645,352	JPMorgan Emerging Economies Fund, Class R6 Shares	28,252,357
1,775,794	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	36,652,384
5,655,893	JPMorgan International Equity Fund, Class R6 Shares	76,976,708
5,580,057	JPMorgan International Opportunities Fund, Class R6 Shares	77,004,787
4,282,621	JPMorgan Intrepid International Fund, Class R6 Shares	76,830,223

	Total International Equity	295,716,459

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 8.7%
220,547,922	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	220,547,922

	U.S. Equity — 22.7%
12,296,687	JPMorgan Disciplined Equity Fund, Class R6 Shares	269,297,452
4,839,890	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	72,598,353
1,668,600	JPMorgan Intrepid America Fund, Class R6 Shares	58,451,048
913,234	JPMorgan Mid Cap Equity Fund, Class R6 Shares	39,670,903
238,454	JPMorgan Small Cap Equity Fund, Class R5 Shares	11,343,253
614,397	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	7,864,280
478,046	JPMorgan Small Cap Value Fund, Class R6 Shares	12,424,424
2,510,531	JPMorgan U.S. Equity Fund, Class R6 Shares	34,695,537
2,467,816	JPMorgan Value Advantage Fund, Institutional Class Shares	71,221,179

	Total U.S. Equity	577,566,429

	Total Investment Companies (Cost $2,291,835,177)	2,464,874,378

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
10,448,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $10,435,862)	10,452,085

	Total Investments — 99.9% (Cost $2,365,528,831)	2,541,558,505
	Other Assets in Excess of Liabilities — 0.1%	1,331,333

	NET ASSETS — 100.0%	$2,542,889,838

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
279	10 Year Australian Government Bond	09/15/16	AUD	$28,340,155	$310,402
216	E-mini S&P 500	09/16/16	USD	22,574,160	151,509
224	10 Year U.S. Treasury Note	09/21/16	USD	29,788,500	821,429
	Short Futures Outstanding
(73)	Euro Bund	09/08/16	EUR	(13,538,683)	(296,471)
(162)	TOPIX Index	09/08/16	JPY	(19,806,753)	1,182,797
(98)	S&P/Toronto 60 Index	09/15/16	CAD	(12,377,909)	(97,430)
(154)	E-mini Russell 2000	09/16/16	USD	(17,669,960)	(49,588)
(138)	British Pound	09/19/16	USD	(11,426,400)	1,200,338
(149)	2 Year U.S. Treasury Note	09/30/16	USD	(32,679,891)	(223,805)

					$2,999,181

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Fund — 1.0%
	Fixed Income — 1.0%
569,257	iShares TIPS Bond ETF (Cost $63,339,632)	66,415,214

Investment Companies — 99.4% (b)
	Alternative Assets — 3.6%
1,966,853	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	18,291,735
15,042,159	JPMorgan Realty Income Fund, Class R6 Shares	221,721,420

	Total Alternative Assets	240,013,155

	Fixed Income — 46.5%
149,738,572	JPMorgan Core Bond Fund, Class R6 Shares	1,798,360,251
22,244,821	JPMorgan Core Plus Bond Fund, Class R6 Shares	186,634,046
46,749,083	JPMorgan Corporate Bond Fund, Class R6 Shares	478,710,606
11,629,595	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	95,362,678
621,101	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	5,124,085
7,447,954	JPMorgan Floating Rate Income Fund, Class R6 Shares	68,744,619
54,853,502	JPMorgan High Yield Fund, Class R6 Shares	391,105,472
12,489,806	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	129,269,490

	Total Fixed Income	3,153,311,247

	International Equity — 17.0%
10,759,526	JPMorgan Emerging Economies Fund, Class R6 Shares	114,911,742
7,191,269	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	148,427,787
21,817,939	JPMorgan International Equity Fund, Class R6 Shares	296,942,145
21,459,294	JPMorgan International Opportunities Fund, Class R6 Shares	296,138,260
16,462,927	JPMorgan Intrepid International Fund, Class R6 Shares	295,344,918

	Total International Equity	1,151,764,852

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 1.8%
123,355,199	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	123,355,199

	U.S. Equity — 30.5%
31,250,707	JPMorgan Disciplined Equity Fund, Class R6 Shares	684,390,480
19,034,890	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	285,523,346
8,292,425	JPMorgan Intrepid America Fund, Class R6 Shares	290,483,647
3,279,561	JPMorgan Mid Cap Equity Fund, Class R6 Shares	142,464,135
775,089	JPMorgan Small Cap Equity Fund, Class R5 Shares	36,870,994
2,860,322	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	36,612,120
1,732,350	JPMorgan Small Cap Value Fund, Class R6 Shares	45,023,785
18,853,290	JPMorgan U.S. Equity Fund, Class R6 Shares	260,552,463
9,965,694	JPMorgan Value Advantage Fund, Institutional Class Shares	287,609,918

	Total U.S. Equity	2,069,530,888

	Total Investment Companies (Cost $6,341,442,454)	6,737,975,341

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
30,782,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $30,752,660)	30,794,536

	Total Investments — 100.8% (Cost $6,435,534,746)	6,835,185,091
	Liabilities in Excess of Other Assets — (0.8)%	(54,665,854)

	NET ASSETS — 100.0%	$6,780,519,237

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
630	10 Year Australian Government Bond	09/15/16	AUD	$63,993,899	$700,908
1,585	E-mini S&P 500	09/16/16	USD	165,648,350	1,620,333
948	10 Year U.S. Treasury Note	09/21/16	USD	126,069,187	3,471,784
	Short Futures Outstanding
(179)	Euro Bund	09/08/16	EUR	(33,197,594)	(726,962)
(397)	TOPIX Index	09/08/16	JPY	(48,538,771)	2,898,704
(262)	S&P/Toronto 60 Index	09/15/16	CAD	(33,091,962)	(260,473)
(248)	E-mini Russell 2000	09/16/16	USD	(28,455,520)	(79,856)
(553)	British Pound	09/19/16	USD	(45,788,400)	4,810,049
(457)	2 Year U.S. Treasury Note	09/30/16	USD	(100,232,953)	(589,952)

					$11,844,535

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.6% (b)
	Alternative Assets — 3.8%
16,282,413	JPMorgan Realty Income Fund, Class R6 Shares	240,002,768

	Fixed Income — 37.3%
119,627,329	JPMorgan Core Bond Fund, Class R6 Shares	1,436,724,226
18,026,197	JPMorgan Core Plus Bond Fund, Class R6 Shares	151,239,793
38,565,657	JPMorgan Corporate Bond Fund, Class R6 Shares	394,912,327
7,529,744	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	61,743,899
1,742,090	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	14,372,246
44,881,016	JPMorgan High Yield Fund, Class R6 Shares	320,001,647

	Total Fixed Income	2,378,994,138

	International Equity — 20.5%
13,130,976	JPMorgan Emerging Economies Fund, Class R6 Shares	140,238,820
8,238,379	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	170,040,142
24,335,927	JPMorgan International Equity Fund, Class R6 Shares	331,211,961
24,022,342	JPMorgan International Opportunities Fund, Class R6 Shares	331,508,317
18,422,810	JPMorgan Intrepid International Fund, Class R6 Shares	330,505,214

	Total International Equity	1,303,504,454

	Money Market — 2.5%
159,911,345	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	159,911,345

	U.S. Equity — 36.5%
34,477,063	JPMorgan Disciplined Equity Fund, Class R6 Shares	755,047,673

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
22,518,330	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	337,774,957
9,142,621	JPMorgan Intrepid America Fund, Class R6 Shares	320,266,016
3,962,250	JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,120,120
888,947	JPMorgan Small Cap Equity Fund, Class R5 Shares	42,287,224
3,662,629	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	46,881,652
1,623,754	JPMorgan Small Cap Value Fund, Class R6 Shares	42,201,366
21,651,669	JPMorgan U.S. Equity Fund, Class R6 Shares	299,226,061
10,841,570	JPMorgan Value Advantage Fund, Institutional Class Shares	312,887,704

	Total U.S. Equity	2,328,692,773

	Total Investment Companies (Cost $6,176,141,031)	6,411,105,478

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
26,860,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $26,834,208)	26,871,002

	Total Investments — 101.0% (Cost $6,202,975,239)	6,437,976,480
	Liabilities in Excess of Other Assets — (1.0)%	(63,063,688)

	NET ASSETS — 100.0%	$6,374,912,792

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
542	10 Year Australian Government Bond	09/15/16	AUD	$55,055,069	$603,004
1,486	E-mini S&P 500	09/16/16	USD	155,301,860	1,519,126
1,108	10 Year U.S. Treasury Note	09/21/16	USD	147,346,687	4,060,062
	Short Futures Outstanding
(163)	Euro Bund	09/08/16	EUR	(30,230,211)	(661,982)
(362)	TOPIX Index	09/08/16	JPY	(44,259,535)	2,643,191
(245)	S&P/Toronto 60 Index	09/15/16	CAD	(30,944,773)	(243,573)
(250)	E-mini Russell 2000	09/16/16	USD	(28,685,000)	(80,500)
(693)	British Pound	09/19/16	USD	(57,380,400)	6,027,783
(433)	2 Year U.S. Treasury Note	09/30/16	USD	(94,969,078)	(546,481)

					$13,320,630

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.4% (b)
	Alternative Assets — 4.2%
20,347,112	JPMorgan Realty Income Fund, Class R6 Shares	299,916,427

	Fixed Income — 28.0%
90,499,897	JPMorgan Core Bond Fund, Class R6 Shares	1,086,903,760
14,131,392	JPMorgan Core Plus Bond Fund, Class R6 Shares	118,562,379
34,478,835	JPMorgan Corporate Bond Fund, Class R6 Shares	353,063,271
401,320	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	3,290,826
1,943,255	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	16,031,858
54,417,167	JPMorgan High Yield Fund, Class R6 Shares	387,994,403

	Total Fixed Income	1,965,846,497

	International Equity — 23.0%
13,595,895	JPMorgan Emerging Economies Fund, Class R6 Shares	145,204,162
9,586,765	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	197,870,826
31,137,509	JPMorgan International Equity Fund, Class R6 Shares	423,781,491
30,724,785	JPMorgan International Opportunities Fund, Class R6 Shares	424,002,032
23,576,131	JPMorgan Intrepid International Fund, Class R6 Shares	422,955,786

	Total International Equity	1,613,814,297

	Money Market — 1.7%
118,545,163	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	118,545,163

	U.S. Equity — 43.5%
47,661,790	JPMorgan Disciplined Equity Fund, Class R6 Shares	1,043,793,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
28,474,175	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	427,112,631
11,264,360	JPMorgan Intrepid America Fund, Class R6 Shares	394,590,543
5,379,631	JPMorgan Mid Cap Equity Fund, Class R6 Shares	233,691,181
1,104,379	JPMorgan Small Cap Equity Fund, Class R5 Shares	52,535,324
4,260,976	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	54,540,497
2,165,864	JPMorgan Small Cap Value Fund, Class R6 Shares	56,290,799
27,699,906	JPMorgan U.S. Equity Fund, Class R6 Shares	382,812,700
14,192,327	JPMorgan Value Advantage Fund, Institutional Class Shares	409,590,569

	Total U.S. Equity	3,054,957,440

	Total Investment Companies (Cost $6,646,309,206)	7,053,079,824

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.6%
46,785,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $46,736,459)	46,803,293

	Total Investments — 101.0% (Cost $6,693,045,665)	7,099,883,117
	Liabilities in Excess of Other Assets — (1.0)%	(73,742,489)

	NET ASSETS — 100.0%	$7,026,140,628

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,392	10 Year Australian Government Bond	09/15/16	AUD	$141,396,043	$1,548,673
2,359	E-mini S&P 500	09/16/16	USD	246,539,090	2,411,587
1,691	10 Year U.S. Treasury Note	09/21/16	USD	224,876,578	6,199,194
	Short Futures Outstanding
(361)	Euro Bund	09/08/16	EUR	(66,951,572)	(1,466,107)
(888)	TOPIX Index	09/08/16	JPY	(108,570,350)	6,483,742
(541)	S&P/Toronto 60 Index	09/15/16	CAD	(68,331,112)	(537,852)
(571)	E-mini Russell 2000	09/16/16	USD	(65,516,540)	(183,862)
(1,331)	British Pound	09/19/16	USD	(110,206,800)	11,577,171
(953)	2 Year U.S. Treasury Note	09/30/16	USD	(209,019,703)	(1,205,828)

					$24,826,718

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.2% (b)
	Alternative Assets — 4.8%
15,884,896	JPMorgan Realty Income Fund, Class R6 Shares	234,143,366

	Fixed Income — 20.6%
41,324,863	JPMorgan Core Bond Fund, Class R6 Shares	496,311,604
7,008,793	JPMorgan Core Plus Bond Fund, Class R6 Shares	58,803,775
18,450,633	JPMorgan Corporate Bond Fund, Class R6 Shares	188,934,484
268,802	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,204,180
1,063,789	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	8,776,262
36,347,277	JPMorgan High Yield Fund, Class R6 Shares	259,156,087

	Total Fixed Income	1,014,186,392

	International Equity — 25.5%
11,065,589	JPMorgan Emerging Economies Fund, Class R6 Shares	118,180,485
7,767,284	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	160,316,737
23,906,986	JPMorgan International Equity Fund, Class R6 Shares	325,374,083
23,587,019	JPMorgan International Opportunities Fund, Class R6 Shares	325,500,865
18,093,482	JPMorgan Intrepid International Fund, Class R6 Shares	324,597,075

	Total International Equity	1,253,969,245

	Money Market — 1.9%
95,715,771	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	95,715,771

	U.S. Equity — 47.4%
35,698,560	JPMorgan Disciplined Equity Fund, Class R6 Shares	781,798,475

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
21,395,640	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	320,934,603
8,813,153	JPMorgan Intrepid America Fund, Class R6 Shares	308,724,750
4,006,047	JPMorgan Mid Cap Equity Fund, Class R6 Shares	174,022,699
939,276	JPMorgan Small Cap Equity Fund, Class R5 Shares	44,681,338
3,291,946	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	42,136,905
1,636,822	JPMorgan Small Cap Value Fund, Class R6 Shares	42,541,003
21,967,614	JPMorgan U.S. Equity Fund, Class R6 Shares	303,592,427
10,888,033	JPMorgan Value Advantage Fund, Institutional Class Shares	314,228,633

	Total U.S. Equity	2,332,660,833

	Total Investment Companies (Cost $4,790,766,587)	4,930,675,607

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
40,646,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $40,607,352)	40,661,893

	Total Investments — 101.0% (Cost $4,831,373,939)	4,971,337,500
	Liabilities in Excess of Other Assets — (1.0)%	(50,092,392)

	NET ASSETS — 100.0%	$4,921,245,108

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
978	10 Year Australian Government Bond	09/15/16	AUD	$99,342,910	$1,088,077
1,687	E-mini S&P 500	09/16/16	USD	176,308,370	1,724,607
1,302	10 Year U.S. Treasury Note	09/21/16	USD	173,145,656	4,773,088
	Short Futures Outstanding
(250)	Euro Bund	09/08/16	EUR	(46,365,355)	(1,015,310)
(616)	TOPIX Index	09/08/16	JPY	(75,314,567)	4,497,790
(379)	S&P/Toronto 60 Index	09/15/16	CAD	(47,869,670)	(376,793)
(429)	E-mini Russell 2000	09/16/16	USD	(49,223,460)	(138,138)
(931)	British Pound	09/19/16	USD	(77,086,800)	8,097,931
(667)	2 Year U.S. Treasury Note	09/30/16	USD	(146,291,859)	(841,554)

					$17,809,698

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.2% (b)
	Alternative Assets — 5.3%
18,039,051	JPMorgan Realty Income Fund, Class R6 Shares	265,895,616

	Fixed Income — 13.9%
21,994,744	JPMorgan Core Bond Fund, Class R6 Shares	264,156,876
4,328,473	JPMorgan Core Plus Bond Fund, Class R6 Shares	36,315,884
13,230,417	JPMorgan Corporate Bond Fund, Class R6 Shares	135,479,473
282,093	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,313,166
1,141,325	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	9,415,930
35,592,113	JPMorgan High Yield Fund, Class R6 Shares	253,771,765

	Total Fixed Income	701,453,094

	International Equity — 28.0%
13,049,340	JPMorgan Emerging Economies Fund, Class R6 Shares	139,366,954
9,026,490	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	186,306,754
26,703,115	JPMorgan International Equity Fund, Class R6 Shares	363,429,390
26,361,828	JPMorgan International Opportunities Fund, Class R6 Shares	363,793,225
20,230,284	JPMorgan Intrepid International Fund, Class R6 Shares	362,931,296

	Total International Equity	1,415,827,619

	Money Market — 1.7%
86,742,815	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	86,742,815

	U.S. Equity — 51.3%
38,441,969	JPMorgan Disciplined Equity Fund, Class R6 Shares	841,879,118

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
24,443,387	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	366,650,798
10,428,159	JPMorgan Intrepid America Fund, Class R6 Shares	365,298,403
4,144,167	JPMorgan Mid Cap Equity Fund, Class R6 Shares	180,022,610
1,049,941	JPMorgan Small Cap Equity Fund, Class R5 Shares	49,945,687
4,239,435	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	54,264,773
1,939,488	JPMorgan Small Cap Value Fund, Class R6 Shares	50,407,285
24,756,481	JPMorgan U.S. Equity Fund, Class R6 Shares	342,134,566
11,940,280	JPMorgan Value Advantage Fund, Institutional Class Shares	344,596,468

	Total U.S. Equity	2,595,199,708

	Total Investment Companies (Cost $4,795,998,257)	5,065,118,852

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
40,092,500	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $40,053,355)	40,108,176

	Total Investments — 101.0% (Cost $4,836,051,612)	5,105,227,028
	Liabilities in Excess of Other Assets — (1.0)%	(49,325,888)

	NET ASSETS — 100.0%	$5,055,901,140

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,002	10 Year Australian Government Bond	09/15/16	AUD	$101,780,773	$1,114,778
1,738	E-mini S&P 500	09/16/16	USD	181,638,380	1,776,742
1,341	10 Year U.S. Treasury Note	09/21/16	USD	178,332,047	4,915,854
	Short Futures Outstanding
(257)	Euro Bund	09/08/16	EUR	(47,663,585)	(1,043,738)
(632)	TOPIX Index	09/08/16	JPY	(77,270,790)	4,614,573
(390)	S&P/Toronto 60 Index	09/15/16	CAD	(49,259,027)	(387,726)
(430)	E-mini Russell 2000	09/16/16	USD	(49,338,200)	(138,460)
(1,094)	British Pound	09/19/16	USD	(90,583,200)	9,515,722
(703)	2 Year U.S. Treasury Note	09/30/16	USD	(154,187,672)	(865,941)

					$19,501,804

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 5.2%
10,987,270	JPMorgan Realty Income Fund, Class R6 Shares	161,952,361

	Fixed Income — 13.7%
13,141,231	JPMorgan Core Bond Fund, Class R6 Shares	157,826,187
2,627,188	JPMorgan Core Plus Bond Fund, Class R6 Shares	22,042,109
8,046,312	JPMorgan Corporate Bond Fund, Class R6 Shares	82,394,239
164,821	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,351,532
553,093	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	4,563,017
21,656,619	JPMorgan High Yield Fund, Class R6 Shares	154,411,694

	Total Fixed Income	422,588,778

	International Equity — 27.9%
8,072,340	JPMorgan Emerging Economies Fund, Class R6 Shares	86,212,588
5,385,585	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,158,468
16,288,512	JPMorgan International Equity Fund, Class R6 Shares	221,686,654
16,076,079	JPMorgan International Opportunities Fund, Class R6 Shares	221,849,890
12,276,147	JPMorgan Intrepid International Fund, Class R6 Shares	220,234,080

	Total International Equity	861,141,680

	Money Market — 1.8%
54,809,787	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	54,809,787

	U.S. Equity — 51.3%
23,507,168	JPMorgan Disciplined Equity Fund, Class R6 Shares	514,806,990

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
14,706,198	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	220,592,975
6,295,532	JPMorgan Intrepid America Fund, Class R6 Shares	220,532,473
2,558,786	JPMorgan Mid Cap Equity Fund, Class R6 Shares	111,153,650
625,035	JPMorgan Small Cap Equity Fund, Class R5 Shares	29,732,928
2,416,283	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	30,928,425
1,101,979	JPMorgan Small Cap Value Fund, Class R6 Shares	28,640,434
15,318,517	JPMorgan U.S. Equity Fund, Class R6 Shares	211,701,904
7,448,679	JPMorgan Value Advantage Fund, Institutional Class Shares	214,968,864

	Total U.S. Equity	1,583,058,643

	Total Investment Companies (Cost $3,037,875,104)	3,083,551,249

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
24,286,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $24,262,520)	24,295,496

	Total Investments — 100.7% (Cost $3,062,137,624)	3,107,846,745
	Liabilities in Excess of Other Assets — (0.7)%	(22,856,147)

	NET ASSETS — 100.0%	$3,084,990,598

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
581	10 Year Australian Government Bond	09/15/16	AUD	$59,016,596	$646,393
1,047	E-mini S&P 500	09/16/16	USD	109,421,970	1,070,340
849	10 Year U.S. Treasury Note	09/21/16	USD	112,903,734	3,112,265
	Short Futures Outstanding
(153)	Euro Bund	09/08/16	EUR	(28,375,597)	(621,370)
(377)	TOPIX Index	09/08/16	JPY	(46,093,493)	2,752,694
(237)	S&P/Toronto 60 Index	09/15/16	CAD	(29,934,332)	(235,619)
(250)	E-mini Russell 2000	09/16/16	USD	(28,685,000)	(80,500)
(666)	British Pound	09/19/16	USD	(55,144,800)	5,792,935
(417)	2 Year U.S. Treasury Note	09/30/16	USD	(91,459,828)	(523,933)

					$11,913,205

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.2% (b)
	Alternative Assets — 5.3%
9,017,329	JPMorgan Realty Income Fund, Class R6 Shares	132,915,426

	Fixed Income — 13.7%
10,823,666	JPMorgan Core Bond Fund, Class R6 Shares	129,992,230
2,149,203	JPMorgan Core Plus Bond Fund, Class R6 Shares	18,031,809
6,625,142	JPMorgan Corporate Bond Fund, Class R6 Shares	67,841,456
132,193	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,083,984
438,701	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	3,619,287
17,748,859	JPMorgan High Yield Fund, Class R6 Shares	126,549,368

	Total Fixed Income	347,118,134

	International Equity — 27.8%
6,212,110	JPMorgan Emerging Economies Fund, Class R6 Shares	66,345,335
4,469,155	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	92,243,361
13,349,733	JPMorgan International Equity Fund, Class R6 Shares	181,689,864
13,180,070	JPMorgan International Opportunities Fund, Class R6 Shares	181,884,964
10,113,492	JPMorgan Intrepid International Fund, Class R6 Shares	181,436,052

	Total International Equity	703,599,576

	Money Market — 2.1%
53,378,055	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	53,378,055

	U.S. Equity — 51.3%
19,208,249	JPMorgan Disciplined Equity Fund, Class R6 Shares	420,660,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
12,422,988	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	186,344,813
5,144,673	JPMorgan Intrepid America Fund, Class R6 Shares	180,217,907
2,073,499	JPMorgan Mid Cap Equity Fund, Class R6 Shares	90,072,794
499,633	JPMorgan Small Cap Equity Fund, Class R5 Shares	23,767,520
1,872,137	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	23,963,354
939,799	JPMorgan Small Cap Value Fund, Class R6 Shares	24,425,385
12,630,450	JPMorgan U.S. Equity Fund, Class R6 Shares	174,552,816
5,967,301	JPMorgan Value Advantage Fund, Institutional Class Shares	172,216,294

	Total U.S. Equity	1,296,221,544

	Total Investment Companies (Cost $2,481,426,935)	2,533,232,735

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
19,824,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $19,804,734)	19,831,751

	Total Investments — 101.0% (Cost $2,501,231,669)	2,553,064,486
	Liabilities in Excess of Other Assets — (1.0)%	(24,293,992)

	NET ASSETS — 100.0%	$2,528,770,494

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
484	10 Year Australian Government Bond	09/15/16	AUD	$49,163,567	$538,476
888	E-mini S&P 500	09/16/16	USD	92,804,880	907,796
684	10 Year U.S. Treasury Note	09/21/16	USD	90,961,313	2,507,401
	Short Futures Outstanding
(124)	Euro Bund	09/08/16	EUR	(22,997,216)	(503,594)
(307)	TOPIX Index	09/08/16	JPY	(37,535,020)	2,241,623
(194)	S&P/Toronto 60 Index	09/15/16	CAD	(24,503,208)	(192,870)
(196)	E-mini Russell 2000	09/16/16	USD	(22,489,040)	(63,112)
(546)	British Pound	09/19/16	USD	(45,208,800)	4,749,163
(342)	2 Year U.S. Treasury Note	09/30/16	USD	(75,010,219)	(427,607)

					$9,757,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 5.3%
2,302,496	JPMorgan Realty Income Fund, Class R6 Shares	33,938,790

	Fixed Income — 13.4%
2,689,891	JPMorgan Core Bond Fund, Class R6 Shares	32,305,587
535,694	JPMorgan Core Plus Bond Fund, Class R6 Shares	4,494,475
1,669,533	JPMorgan Corporate Bond Fund, Class R6 Shares	17,096,019
25,987	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	213,097
87,982	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	725,852
4,505,332	JPMorgan High Yield Fund, Class R6 Shares	32,123,016

	Total Fixed Income	86,958,046

	International Equity — 27.8%
1,617,720	JPMorgan Emerging Economies Fund, Class R6 Shares	17,277,250
1,123,218	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,183,226
3,410,269	JPMorgan International Equity Fund, Class R6 Shares	46,413,762
3,366,552	JPMorgan International Opportunities Fund, Class R6 Shares	46,458,416
2,582,324	JPMorgan Intrepid International Fund, Class R6 Shares	46,326,888

	Total International Equity	179,659,542

	Money Market — 2.2%
14,011,499	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	14,011,499

	U.S. Equity — 51.2%
4,928,833	JPMorgan Disciplined Equity Fund, Class R6 Shares	107,941,451

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,146,280	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	47,194,201
1,309,917	JPMorgan Intrepid America Fund, Class R6 Shares	45,886,410
527,530	JPMorgan Mid Cap Equity Fund, Class R6 Shares	22,915,890
126,002	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,993,893
480,954	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	6,156,206
258,349	JPMorgan Small Cap Value Fund, Class R6 Shares	6,714,497
3,189,013	JPMorgan U.S. Equity Fund, Class R6 Shares	44,072,162
1,538,316	JPMorgan Value Advantage Fund, Institutional Class Shares	44,395,808

	Total U.S. Equity	331,270,518

	Total Investment Companies (Cost $654,026,127)	645,838,395

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
4,625,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $4,620,387)	4,626,808

	Total Investments — 100.6% (Cost $658,646,514)	650,465,203
	Liabilities in Excess of Other Assets — (0.6)%	(3,633,832)

	NET ASSETS — 100.0%	$646,831,371

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
128	10 Year Australian Government Bond	09/15/16	AUD	$13,001,935	$142,407
223	E-mini S&P 500	09/16/16	USD	23,305,730	220,142
177	10 Year U.S. Treasury Note	09/21/16	USD	23,538,234	648,907
	Short Futures Outstanding
(34)	Euro Bund	09/08/16	EUR	(6,305,688)	(132,974)
(74)	TOPIX Index	09/08/16	JPY	(9,047,529)	540,278
(49)	S&P/Toronto 60 Index	09/15/16	CAD	(6,188,955)	(48,713)
(54)	E-mini Russell 2000	09/16/16	USD	(6,195,960)	(17,388)
(139)	British Pound	09/19/16	USD	(11,509,200)	1,209,036
(79)	2 Year U.S. Treasury Note	09/30/16	USD	(17,326,922)	(105,302)

					$2,456,393

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

AUD	— Australian Dollar
CAD	— Canadian Dollar
ETF	— Exchange Traded Fund
EUR	— Euro
JPY	— Japanese Yen
TIPS	— Treasury Inflation Protected Security
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$63,824,401	$76,684,127	$97,209,750
Investments in affiliates, at value	2,103,437,271	2,464,874,378	6,737,975,341

Total investment securities, at value	2,167,261,672	2,541,558,505	6,835,185,091
Receivables:
Investment securities sold	10,969,499	16,810,252	33,062,286
Fund shares sold	1,867,271	1,971,031	4,675,224
Interest and dividends from non-affiliates	18,689	21,815	64,271
Dividends from affiliates	62,837	69,277	34,511
Variation margin on futures contracts	188,431	—	2,194,057
Due from Adviser	51,492	40,625	72,298

Total Assets	2,180,419,891	2,560,471,505	6,875,287,738

LIABILITIES:
Payables:
Due to custodian	—	—	2,009,225
Distributions	339,369	376,959	828,530
Investment securities purchased	16,706,090	14,526,155	78,385,230
Fund shares redeemed	1,672,321	1,908,459	11,895,370
Variation margin on futures contracts	—	96,965	—
Accrued liabilities:
Distribution fees	187,415	212,781	510,230
Shareholder servicing fees	45,536	69,329	247,388
Trustees’ and Chief Compliance Officer’s fees	351	46	2,035
Other	405,872	390,973	890,493

Total Liabilities	19,356,954	17,581,667	94,768,501

Net Assets	$2,161,062,937	$2,542,889,838	$6,780,519,237

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS:
Paid-in-Capital	$2,041,874,290	$2,405,865,405	$6,420,086,355
Accumulated undistributed (distributions in excess of) net investment income	946,571	1,239,513	2,612,473
Accumulated net realized gains (losses)	(28,480,072)	(43,263,547)	(53,689,292)
Net unrealized appreciation (depreciation)	146,722,148	179,048,467	411,509,701

Total Net Assets	$2,161,062,937	$2,542,889,838	$6,780,519,237

Net Assets:
Class A	$619,792,804	$697,580,324	$1,574,360,821
Class C	24,969,601	26,285,884	55,337,034
Class R2	110,807,390	131,735,696	383,079,281
Class R6	101,641,201	139,319,588	309,810,854
Institutional Class	1,005,529,297	1,186,260,032	3,514,258,427
Select Class	298,322,644	361,708,314	943,672,820

Total	$2,161,062,937	$2,542,889,838	$6,780,519,237

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	35,820,642	40,267,143	87,722,564
Class C	1,449,138	1,528,045	3,096,344
Class R2	6,418,098	7,626,485	21,405,005
Class R6	5,855,485	8,020,187	17,186,824
Institutional Class	57,927,025	68,292,557	195,007,994
Select Class	17,213,944	20,845,057	52,420,053

Net Asset Value (a):
Class A — Redemption price per share	$17.30	$17.32	$17.95
Class C — Offering price per share (b)	17.23	17.20	17.87
Class R2 — Offering and redemption price per share	17.26	17.27	17.90
Class R6 — Offering and redemption price per share	17.36	17.37	18.03
Institutional Class — Offering and redemption price per share	17.36	17.37	18.02
Select Class — Offering and redemption price per share	17.33	17.35	18.00
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.12	$18.14	$18.80

Cost of investments in non-affiliates	$61,481,668	$73,693,654	$94,092,292
Cost of investments in affiliates	1,961,716,717	2,291,835,177	6,341,442,454

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$26,871,002	$46,803,293	$40,661,893
Investments in affiliates, at value	6,411,105,478	7,053,079,824	4,930,675,607

Total investment securities, at value	6,437,976,480	7,099,883,117	4,971,337,500
Receivables:
Investment securities sold	13,774,614	17,181,616	10,346,261
Fund shares sold	5,394,870	8,239,132	5,252,717
Interest and dividends from non-affiliates	56,082	97,683	84,865
Dividends from affiliates	45,334	27,657	22,354
Variation margin on futures contracts	7,820,502	7,709,831	4,332,394
Due from Adviser	46,523	94,464	74,990

Total Assets	6,465,114,405	7,133,233,500	4,991,451,081

LIABILITIES:
Payables:
Due to custodian	—	—	4,972,447
Distributions	721,480	801,063	476,278
Investment securities purchased	81,566,205	92,803,912	57,464,679
Fund shares redeemed	6,392,391	11,550,446	5,894,484
Accrued liabilities:
Distribution fees	492,815	558,986	384,239
Shareholder servicing fees	197,264	253,456	146,039
Trustees’ and Chief Compliance Officer’s fees	2,547	1,849	1,708
Other	828,911	1,123,160	866,099

Total Liabilities	90,201,613	107,092,872	70,205,973

Net Assets	$6,374,912,792	$7,026,140,628	$4,921,245,108

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
NET ASSETS:
Paid-in-Capital	$6,142,008,453	$6,652,348,319	$4,768,186,419
Accumulated undistributed (distributions in excess of) net investment income	2,257,212	4,715,951	3,269,882
Accumulated net realized gains (losses)	(17,710,552)	(62,625,257)	(7,983,862)
Net unrealized appreciation (depreciation)	248,357,679	431,701,615	157,772,669

Total Net Assets	$6,374,912,792	$7,026,140,628	$4,921,245,108

Net Assets:
Class A	$1,581,781,922	$1,719,385,697	$1,219,559,258
Class C	53,254,672	47,960,623	30,327,423
Class R2	345,519,188	444,975,463	292,087,846
Class R6	292,823,052	304,091,927	235,741,825
Institutional Class	3,245,942,674	3,512,043,299	2,488,223,763
Select Class	855,591,284	997,683,619	655,304,993

Total	$6,374,912,792	$7,026,140,628	$4,921,245,108

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	91,403,924	93,206,720	69,343,301
Class C	3,088,455	2,622,528	1,737,828
Class R2	20,031,628	24,202,283	16,654,029
Class R6	16,867,732	16,412,734	13,333,735
Institutional Class	186,998,422	189,523,726	140,747,849
Select Class	49,339,060	53,958,063	37,091,879

Net Asset Value (a):
Class A — Redemption price per share	$17.31	$18.45	$17.59
Class C — Offering price per share (b)	17.24	18.29	17.45
Class R2 — Offering and redemption price per share	17.25	18.39	17.54
Class R6 — Offering and redemption price per share	17.36	18.53	17.68
Institutional Class — Offering and redemption price per share	17.36	18.53	17.68
Select Class — Offering and redemption price per share	17.34	18.49	17.67
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.13	$19.32	$18.42

Cost of investments in non-affiliates	$26,834,208	$46,736,459	$40,607,352
Cost of investments in affiliates	6,176,141,031	6,646,309,206	4,790,766,587

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$40,108,176	$24,295,496	$19,831,751	$4,626,808
Investments in affiliates, at value	5,065,118,852	3,083,551,249	2,533,232,735	645,838,395

Total investment securities, at value	5,105,227,028	3,107,846,745	2,553,064,486	650,465,203
Receivables:
Investment securities sold	17,531,422	10,063,915	14,323,178	2,891,937
Fund shares sold	5,768,118	4,540,247	5,002,309	1,959,679
Interest from non-affiliates	83,710	50,707	41,391	9,657
Dividends from affiliates	18,750	14,407	13,219	3,508
Variation margin on futures contracts	1,169,542	960,304	1,174,227	769,319
Due from Adviser	136,164	120,199	262,989	55,616

Total Assets	5,129,934,734	3,123,596,524	2,573,881,799	656,154,919

LIABILITIES:
Payables:
Due to custodian	1,586,698	966,315	868,385	—
Distributions	493,721	269,374	314,300	57,060
Investment securities purchased	61,915,111	32,840,835	37,871,955	8,072,461
Fund shares redeemed	8,325,484	3,392,637	4,861,196	909,324
Accrued liabilities:
Distribution fees	388,893	231,350	189,458	51,411
Shareholder servicing fees	140,577	52,678	17,863	2,876
Trustees’ and Chief Compliance Officer’s fees	1,867	2,004	—	595
Other	1,181,243	850,733	988,148	229,821

Total Liabilities	74,033,594	38,605,926	45,111,305	9,323,548

Net Assets	$5,055,901,140	$3,084,990,598	$2,528,770,494	$646,831,371

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$4,783,583,861	$3,020,356,559	$2,466,409,161	$649,774,040
Accumulated undistributed (distributions in excess of) net investment income	3,330,346	1,923,239	1,539,566	366,028
Accumulated net realized gains (losses)	(19,723,258)	5,068,125	(785,057)	2,417,862
Net unrealized appreciation (depreciation)	288,710,191	57,642,675	61,606,824	(5,726,559)

Total Net Assets	$5,055,901,140	$3,084,990,598	$2,528,770,494	$646,831,371

Net Assets:
Class A	$1,218,455,476	$727,577,511	$580,688,735	$149,208,888
Class C	29,275,269	17,320,818	15,792,238	3,130,364
Class R2	303,226,134	182,691,218	152,861,551	48,658,005
Class R6	233,180,959	161,559,310	126,617,731	33,074,528
Institutional Class	2,573,248,522	1,587,368,215	1,267,607,026	326,762,457
Select Class	698,514,780	408,473,526	385,203,213	85,997,129

Total	$5,055,901,140	$3,084,990,598	$2,528,770,494	$646,831,371

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	64,928,458	40,920,114	32,690,294	7,561,848
Class C	1,579,415	980,980	896,270	159,268
Class R2	16,234,091	10,309,668	8,636,128	2,469,887
Class R6	12,364,566	9,051,305	7,093,105	1,672,370
Institutional Class	136,450,680	88,922,112	71,032,775	16,525,690
Select Class	37,123,197	22,902,090	21,616,546	4,351,572

Net Asset Value (a):
Class A — Redemption price per share	$18.77	$17.78	$17.76	$19.73
Class C — Offering price per share (b)	18.54	17.66	17.62	19.65
Class R2 — Offering and redemption price per share	18.68	17.72	17.70	19.70
Class R6 — Offering and redemption price per share	18.86	17.85	17.85	19.78
Institutional Class — Offering and redemption price per share	18.86	17.85	17.85	19.77
Select Class — Offering and redemption price per share	18.82	17.84	17.82	19.76
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.65	$18.62	$18.60	$20.66

Cost of investments in non-affiliates	$40,053,355	$24,262,520	$19,804,734	$4,620,387
Cost of investments in affiliates	4,795,998,257	3,037,875,104	2,481,426,935	654,026,127

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$44,580,659	$56,901,395	$133,152,786
Dividend income from non-affiliates	185,358	215,401	180,836
Interest income from non-affiliates	39,381	45,777	120,119

Total investment income	44,805,398	57,162,573	133,453,741

EXPENSES:
Distribution fees:
Class A	1,498,260	1,705,725	3,693,134
Class C	188,072	198,646	429,732
Class R2	506,315	644,932	1,662,520
Shareholder servicing fees:
Class A	1,498,260	1,705,725	3,693,134
Class C	62,691	66,215	143,244
Class R2	253,157	322,466	831,260
Institutional Class	847,152	1,332,184	3,289,849
Select Class	750,339	922,077	2,341,083
Interest expense to non-affiliates	7,640	10,193	24,536
Interest expense to affiliates	—	—	292
Trustees’ and Chief Compliance Officer’s fees	20,666	24,625	50,329
Transfer agency fees (See Note 2.G.)	149,462	127,819	202,181
Sub-transfer agency fees (See Note 2.G.)	1,159,915	1,234,453	2,867,484
Other	12,357	14,428	33,765

Total expenses	6,954,286	8,309,488	19,262,543

Less fees waived	(3,014,965)	(3,443,783)	(7,870,739)
Less expense reimbursements	(456,078)	(189,545)	(381,396)

Net expenses	3,483,243	4,676,160	11,010,408

Net investment income (loss)	41,322,155	52,486,413	122,443,333

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(7,961,340)	(5,074,112)	(1,645,690)
Investments in affiliates	(21,604,786)	(37,931,347)	(74,639,066)
Futures	(7,749,892)	(11,700,329)	(20,742,475)
Foreign currency transactions	(78,647)	(44,940)	(342,700)

Net realized gain (loss)	(37,394,665)	(54,750,728)	(97,369,931)

Distributions of capital gains received from investment company affiliates	23,930,161	34,388,037	102,211,581

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,275,635	5,461,118	3,984,430
Investments in affiliates	(13,661,575)	(27,738,490)	(105,207,755)
Futures	4,171,710	4,859,334	16,975,619
Foreign currency translations	(4,323)	23,781	39,554

Change in net unrealized appreciation/depreciation	(3,218,553)	(17,394,257)	(84,208,152)

Net realized/unrealized gains (losses)	(16,683,057)	(37,756,948)	(79,366,502)

Change in net assets resulting from operations	$24,639,098	$14,729,465	$43,076,831

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$111,113,621	$116,861,458	$75,224,649
Interest income from non-affiliates	115,666	207,622	152,824

Total investment income	111,229,287	117,069,080	75,377,473

EXPENSES:
Distribution fees:
Class A	3,576,642	3,921,526	2,721,791
Class C	400,738	381,133	246,869
Class R2	1,475,582	1,934,827	1,255,493
Shareholder servicing fees:
Class A	3,576,642	3,921,526	2,721,791
Class C	133,579	127,044	82,290
Class R2	737,791	967,414	627,746
Institutional Class	2,920,601	3,214,098	2,229,325
Select Class	1,971,140	2,348,614	1,504,108
Interest expense to non-affiliates	21,295	53,080	35,342
Interest expense to affiliates	—	582	—
Trustees’ and Chief Compliance Officer’s fees	46,657	51,894	36,184
Transfer agency fees (See Note 2.G.)	202,724	230,867	191,698
Sub-transfer agency fees (See Note 2.G.)	2,710,826	3,645,855	2,856,514
Other	29,390	34,512	22,198

Total expenses	17,803,607	20,832,972	14,531,349

Less fees waived	(7,216,878)	(8,559,144)	(6,072,845)
Less expense reimbursements	(246,248)	(468,748)	(488,061)

Net expenses	10,340,481	11,805,080	7,970,443

Net investment income (loss)	100,888,806	105,264,000	67,407,030

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,518)	(18,384)	(2,250)
Investments in affiliates	(65,126,139)	(95,227,602)	(47,450,848)
Futures	(18,704,244)	(41,835,488)	(28,621,394)
Foreign currency transactions	(218,603)	(763,485)	(426,719)

Net realized gain (loss)	(84,051,504)	(137,844,959)	(76,501,211)

Distributions of capital gains received from investment company affiliates	106,456,780	138,976,834	102,675,059

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	29,204	57,620	48,506
Investments in affiliates	(134,832,453)	(208,385,929)	(187,452,702)
Futures	17,710,229	33,826,414	23,920,231
Foreign currency translations	44,665	60,614	17,901

Change in net unrealized appreciation/depreciation	(117,048,355)	(174,441,281)	(163,466,064)

Net realized/unrealized gains (losses)	(94,643,079)	(173,309,406)	(137,292,216)

Change in net assets resulting from operations	$6,245,727	$(68,045,406)	$(69,885,186)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$73,986,383	$43,005,110	$35,154,301	$7,681,908
Interest income from non-affiliates	155,622	92,130	75,321	18,427

Total investment income	74,142,005	43,097,240	35,229,622	7,700,335

EXPENSES:
Distribution fees:
Class A	2,742,959	1,572,455	1,250,890	270,390
Class C	240,981	135,573	127,060	21,578
Class R2	1,285,308	756,841	638,694	175,546
Shareholder servicing fees:
Class A	2,742,959	1,572,455	1,250,890	270,390
Class C	80,327	45,191	42,353	7,193
Class R2	642,654	378,420	319,347	87,773
Institutional Class	2,352,883	1,381,594	1,080,202	244,561
Select Class	1,652,018	900,916	841,212	156,484
Interest expense to non-affiliates	36,802	20,404	16,070	3,718
Interest expense to affiliates	657	—	219	—
Trustees’ and Chief Compliance Officer’s fees	38,874	26,071	19,576	9,799
Transfer agency fees (See Note 2.G.)	202,016	156,491	135,775	68,981
Sub-transfer agency fees (See Note 2.G.)	3,825,774	2,854,503	3,242,304	789,506
Other	24,896	22,658	14,188	5,772

Total expenses	15,869,108	9,823,572	8,978,780	2,111,691

Less fees waived	(6,606,825)	(3,978,526)	(3,499,402)	(761,236)
Less expense reimbursements	(1,033,992)	(1,116,028)	(1,558,777)	(476,739)

Net expenses	8,228,291	4,729,018	3,920,601	873,716

Net investment income (loss)	65,913,714	38,368,222	31,309,021	6,826,619

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,368)	(1,318)	(987)	(191)
Investments in affiliates	(55,218,909)	(24,058,861)	(24,775,368)	(2,842,304)
Futures	(30,195,012)	(16,397,308)	(12,978,123)	(2,432,341)
Foreign currency transactions	(480,227)	(207,442)	(213,108)	39,187

Net realized gain (loss)	(85,896,516)	(40,664,929)	(37,967,586)	(5,235,649)

Distributions of capital gains received from investment company affiliates	114,880,080	65,395,403	53,817,418	11,061,502

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	47,447	29,397	24,077	5,805
Investments in affiliates	(224,217,308)	(128,133,554)	(96,891,615)	(17,273,459)
Futures	26,166,998	15,403,088	12,358,920	2,944,596
Foreign currency translations	52,886	29,156	23,597	(1,057)

Change in net unrealized appreciation/depreciation	(197,949,977)	(112,671,913)	(84,485,021)	(14,324,115)

Net realized/unrealized gains (losses)	(168,966,413)	(87,941,439)	(68,635,189)	(8,498,262)

Change in net assets resulting from operations	$(103,052,699)	$(49,573,217)	$(37,326,168)	$(1,671,643)

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,322,155	$35,904,624	$52,486,413	$45,796,616
Net realized gain (loss)	(37,394,665)	1,433,516	(54,750,728)	2,822,865
Distributions of capital gains received from investment company affiliates	23,930,161	27,771,607	34,388,037	39,635,671
Change in net unrealized appreciation/depreciation	(3,218,553)	(30,949,500)	(17,394,257)	(34,542,323)

Change in net assets resulting from operations	24,639,098	34,160,247	14,729,465	53,712,829

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,871,025)	(14,386,248)	(14,934,079)	(15,496,491)
From net realized gains	(2,159,873)	—	(6,075,192)	(1,864,797)
Class C
From net investment income	(384,200)	(393,721)	(420,146)	(479,826)
From net realized gains	(93,814)	—	(246,263)	(77,163)
Class R2
From net investment income	(1,952,108)	(2,128,178)	(2,524,661)	(2,819,346)
From net realized gains	(351,655)	—	(1,161,878)	(373,524)
Class R6 (a)
From net investment income	(5,030,412)	(1,165,791)	(2,675,835)	(303,117)
From net realized gains	(846,383)	—	(844,878)	(154)
Institutional Class
From net investment income	(20,056,417)	(22,544,685)	(31,672,645)	(33,791,159)
From net realized gains	(2,897,606)	—	(12,176,686)	(3,593,448)
Select Class
From net investment income	(6,747,881)	(7,904,306)	(8,369,984)	(10,204,570)
From net realized gains	(1,094,269)	—	(3,279,630)	(1,222,737)

Total distributions to shareholders	(54,485,643)	(48,522,929)	(84,381,877)	(70,226,332)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	119,775,200	332,469,651	(82,700,131)	584,617,906

NET ASSETS:
Change in net assets	89,928,655	318,106,969	(152,352,543)	568,104,403
Beginning of period	2,071,134,282	1,753,027,313	2,695,242,381	2,127,137,978

End of period	$2,161,062,937	$2,071,134,282	$2,542,889,838	$2,695,242,381

Accumulated undistributed (distributions in excess of) net investment income	$946,571	$(888,196)	$1,239,513	$(1,015,424)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$122,443,333	$98,950,864	$100,888,806	$75,835,541
Net realized gain (loss)	(97,369,931)	8,923,673	(84,051,504)	6,765,905
Distributions of capital gains received from investment company affiliates	102,211,581	106,579,897	106,456,780	101,392,362
Change in net unrealized appreciation/depreciation	(84,208,152)	(56,272,029)	(117,048,355)	(32,718,849)

Change in net assets resulting from operations	43,076,831	158,182,405	6,245,727	151,274,959

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(31,960,547)	(32,972,887)	(29,279,925)	(29,486,131)
From net realized gains	(15,831,932)	(14,507,426)	(15,800,574)	(12,847,299)
Class C
From net investment income	(871,013)	(950,120)	(735,509)	(892,666)
From net realized gains	(635,890)	(534,324)	(599,998)	(495,694)
Class R2
From net investment income	(6,562,901)	(6,463,528)	(5,391,595)	(5,474,415)
From net realized gains	(3,396,781)	(3,073,735)	(3,236,669)	(2,590,772)
Class R6 (a)
From net investment income	(5,686,540)	(553,551)	(4,893,020)	(434,345)
From net realized gains	(2,158,596)	(586)	(1,973,056)	(586)
Institutional Class
From net investment income	(77,803,679)	(75,566,031)	(66,075,972)	(62,320,051)
From net realized gains	(34,601,481)	(29,836,166)	(31,639,512)	(24,264,359)
Select Class
From net investment income	(21,043,529)	(25,406,261)	(16,935,634)	(19,120,704)
From net realized gains	(10,157,147)	(11,013,576)	(8,730,971)	(8,099,184)

Total distributions to shareholders	(210,710,036)	(200,878,191)	(185,292,435)	(166,026,206)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	876,994,016	1,609,998,700	1,315,661,392	1,711,008,507

NET ASSETS:
Change in net assets	709,360,811	1,567,302,914	1,136,614,684	1,696,257,260
Beginning of period	6,071,158,426	4,503,855,512	5,238,298,108	3,542,040,848

End of period	$6,780,519,237	$6,071,158,426	$6,374,912,792	$5,238,298,108

Accumulated undistributed (distributions in excess of) net investment income	$2,612,614	$(2,247,660)	$2,257,212	$(2,501,757)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$105,264,000	$83,590,603	$67,407,030	$51,151,678
Net realized gain (loss)	(137,844,959)	13,526,779	(76,501,211)	7,776,362
Distributions of capital gains received from investment company affiliates	138,976,834	126,323,378	102,675,059	88,228,717
Change in net unrealized appreciation/depreciation	(174,441,281)	(30,060,455)	(163,466,064)	(17,159,471)

Change in net assets resulting from operations	(68,045,406)	193,380,305	(69,885,186)	129,997,286

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30,772,385)	(32,878,789)	(20,672,576)	(21,690,913)
From net realized gains	(18,655,549)	(17,521,862)	(13,178,431)	(11,310,179)
Class C
From net investment income	(691,371)	(882,219)	(423,778)	(577,217)
From net realized gains	(622,886)	(590,558)	(403,242)	(376,753)
Class R2
From net investment income	(6,860,798)	(7,297,163)	(4,189,426)	(4,419,211)
From net realized gains	(4,416,798)	(4,259,082)	(3,009,463)	(2,511,321)
Class R6 (a)
From net investment income	(4,877,990)	(461,582)	(3,782,491)	(340,262)
From net realized gains	(2,210,782)	(703)	(1,861,685)	(683)
Institutional Class
From net investment income	(69,949,732)	(69,801,740)	(46,859,438)	(45,761,344)
From net realized gains	(37,779,480)	(33,644,738)	(26,541,562)	(21,574,483)
Select Class
From net investment income	(19,146,584)	(24,090,460)	(11,910,423)	(14,068,013)
From net realized gains	(11,144,240)	(12,609,316)	(7,242,330)	(7,195,217)

Total distributions to shareholders	(207,128,595)	(204,038,212)	(140,074,845)	(129,825,596)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,280,330,626	1,737,822,408	1,097,414,563	1,346,440,560

NET ASSETS:
Change in net assets	1,005,156,625	1,727,164,501	887,454,532	1,346,612,250
Beginning of period	6,020,984,003	4,293,819,502	4,033,790,576	2,687,178,326

End of period	$7,026,140,628	$6,020,984,003	$4,921,245,108	$4,033,790,576

Accumulated undistributed (distributions in excess of) net investment income	$4,715,951	$(4,325,796)	$3,269,882	$(2,721,068)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$65,913,714	$53,176,061	$38,368,222	$28,269,981
Net realized gain (loss)	(85,896,516)	10,398,475	(40,664,929)	6,081,504
Distributions of capital gains received from investment company affiliates	114,880,080	101,274,605	65,395,403	53,352,388
Change in net unrealized appreciation/depreciation	(197,949,977)	(17,743,736)	(112,671,913)	(10,086,791)

Change in net assets resulting from operations	(103,052,699)	147,105,405	(49,573,217)	77,617,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,940,101)	(22,513,386)	(11,459,590)	(11,672,181)
From net realized gains	(14,459,956)	(13,402,931)	(7,851,760)	(6,272,003)
Class C
From net investment income	(426,494)	(605,310)	(241,502)	(290,625)
From net realized gains	(444,222)	(450,220)	(237,331)	(191,821)
Class R2
From net investment income	(4,248,046)	(4,682,780)	(2,424,487)	(2,573,662)
From net realized gains	(3,212,576)	(3,038,904)	(1,847,386)	(1,512,690)
Class R6 (a)
From net investment income	(3,484,182)	(300,224)	(2,409,540)	(246,157)
From net realized gains	(1,937,126)	(768)	(1,288,652)	(690)
Institutional Class
From net investment income	(48,080,930)	(48,973,810)	(28,255,420)	(26,760,616)
From net realized gains	(31,065,229)	(26,174,363)	(17,141,051)	(12,899,668)
Select Class
From net investment income	(12,462,617)	(16,774,064)	(6,771,672)	(7,803,240)
From net realized gains	(8,679,387)	(9,750,982)	(4,386,792)	(4,083,632)

Total distributions to shareholders	(148,440,866)	(146,667,742)	(84,315,183)	(74,306,985)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	978,561,839	1,268,105,155	828,622,198	854,181,148

NET ASSETS:
Change in net assets	727,068,274	1,268,542,818	694,733,798	857,491,245
Beginning of period	4,328,832,866	3,060,290,048	2,390,256,800	1,532,765,555

End of period	$5,055,901,140	$4,328,832,866	$3,084,990,598	$2,390,256,800

Accumulated undistributed (distributions in excess of) net investment income	$3,330,346	$(2,990,798)	$1,923,239	$(1,567,853)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,309,021	$21,957,328	$6,826,619	$3,237,521
Net realized gain (loss)	(37,967,586)	3,799,063	(5,235,649)	144,936
Distributions of capital gains received from investment company affiliates	53,817,418	41,547,444	11,061,502	5,749,373
Change in net unrealized appreciation/depreciation	(84,485,021)	(6,947,235)	(14,324,115)	(891,314)

Change in net assets resulting from operations	(37,326,168)	60,356,600	(1,671,643)	8,240,516

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,109,448)	(9,176,241)	(2,046,335)	(1,133,976)
From net realized gains	(5,855,458)	(4,952,628)	(803,961)	(369,018)
Class C
From net investment income	(225,835)	(283,041)	(35,855)	(25,463)
From net realized gains	(209,820)	(193,237)	(21,916)	(10,741)
Class R2
From net investment income	(2,066,248)	(2,113,382)	(579,927)	(336,219)
From net realized gains	(1,480,365)	(1,246,757)	(261,418)	(118,024)
Class R6 (a)
From net investment income	(1,933,590)	(208,000)	(356,959)	(10,522)
From net realized gains	(982,261)	(690)	(98,810)	(392)
Institutional Class
From net investment income	(22,543,224)	(19,203,859)	(5,147,384)	(2,890,699)
From net realized gains	(12,893,437)	(9,267,496)	(1,820,383)	(834,536)
Select Class
From net investment income	(6,416,658)	(7,411,074)	(1,187,667)	(720,719)
From net realized gains	(3,922,949)	(3,922,161)	(440,356)	(218,415)

Total distributions to shareholders	(67,639,293)	(57,978,566)	(12,800,971)	(6,668,724)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	752,257,384	683,681,230	324,926,848	202,395,630

NET ASSETS:
Change in net assets	647,291,923	686,059,264	310,454,234	203,967,422
Beginning of period	1,881,478,571	1,195,419,307	336,377,137	132,409,715

End of period	$2,528,770,494	$1,881,478,571	$646,831,371	$336,377,137

Accumulated undistributed (distributions in excess of) net investment income	$1,539,566	$(1,299,705)	$366,028	$(61,871)

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$205,164,062	$223,692,249	$264,876,945	$294,512,103
Distributions reinvested	14,323,476	13,847,990	19,798,782	16,374,626
Cost of shares redeemed	(190,614,016)	(169,326,886)	(242,339,850)	(187,359,839)

Change in net assets resulting from Class A capital transactions	$28,873,522	$68,213,353	$42,335,877	$123,526,890

Class C
Proceeds from shares issued	$7,011,530	$7,626,989	$8,111,722	$10,716,827
Distributions reinvested	372,933	289,861	502,665	350,990
Cost of shares redeemed	(6,185,806)	(4,360,436)	(7,485,143)	(7,603,748)

Change in net assets resulting from Class C capital transactions	$1,198,657	$3,556,414	$1,129,244	$3,464,069

Class R2
Proceeds from shares issued	$46,696,649	$40,384,406	$56,426,879	$52,076,278
Distributions reinvested	2,125,404	1,998,039	3,417,684	2,997,197
Cost of shares redeemed	(36,325,516)	(29,311,431)	(49,868,918)	(37,655,955)

Change in net assets resulting from Class R2 capital transactions	$12,496,537	$13,071,014	$9,975,645	$17,417,520

Class R6 (a)
Proceeds from shares issued	$71,032,473	$212,065,272	$124,607,137	$50,620,376
Distributions reinvested	5,784,713	1,165,791	3,257,369	303,271
Cost of shares redeemed	(180,552,300)	(2,565,172)	(32,994,515)	(6,315,616)

Change in net assets resulting from Class R6 capital transactions	$(103,735,114)	$210,665,891	$94,869,991	$44,608,031

Institutional Class
Proceeds from shares issued	$432,967,660	$447,907,082	$308,879,331	$730,591,013
Distributions reinvested	22,529,954	22,195,630	43,163,727	36,818,587
Cost of shares redeemed	(273,071,199)	(440,222,099)	(570,018,947)	(393,536,367)

Change in net assets resulting from Institutional Class capital transactions	$182,426,415	$29,880,613	$(217,975,889)	$373,873,233

Select Class
Proceeds from shares issued	$85,674,740	$93,418,479	$93,703,478	$126,827,382
Distributions reinvested	7,563,185	7,668,496	11,410,973	11,133,839
Cost of shares redeemed	(94,722,742)	(94,004,609)	(118,149,450)	(116,233,058)

Change in net assets resulting from Select Class capital transactions	$(1,484,817)	$7,082,366	$(13,034,999)	$21,728,163

Total change in net assets resulting from capital transactions	$119,775,200	$332,469,651	$(82,700,131)	$584,617,906

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	12,028,096	12,635,440	15,408,297	16,491,303
Reinvested	842,286	788,510	1,161,980	925,222
Redeemed	(11,155,043)	(9,551,777)	(14,126,050)	(10,483,562)

Change in Class A Shares	1,715,339	3,872,173	2,444,227	6,932,963

Class C
Issued	409,658	430,960	472,202	601,937
Reinvested	22,048	16,584	29,739	19,983
Redeemed	(365,652)	(246,752)	(440,055)	(427,570)

Change in Class C Shares	66,054	200,792	61,886	194,350

Class R2
Issued	2,755,261	2,279,847	3,292,437	2,919,577
Reinvested	125,278	114,032	201,270	169,911
Redeemed	(2,135,750)	(1,654,878)	(2,925,764)	(2,109,723)

Change in Class R2 Shares	744,789	739,001	567,943	979,765

Class R6 (a)
Issued	4,158,300	11,885,589	7,256,340	2,817,117
Reinvested	339,747	65,984	190,367	16,965
Redeemed	(10,450,972)	(143,163)	(1,911,958)	(348,644)

Change in Class R6 Shares	(5,952,925)	11,808,410	5,534,749	2,485,438

Institutional Class
Issued	25,326,501	25,115,359	17,916,952	40,658,907
Reinvested	1,319,365	1,259,487	2,526,185	2,073,769
Redeemed	(15,913,974)	(24,703,127)	(33,251,915)	(21,912,120)

Change in Institutional Class Shares	10,731,892	1,671,719	(12,808,778)	20,820,556

Select Class
Issued	5,001,309	5,254,664	5,438,109	7,086,829
Reinvested	444,106	436,021	668,536	628,076
Redeemed	(5,522,693)	(5,295,140)	(6,854,575)	(6,481,324)

Change in Select Class Shares	(77,278)	395,545	(747,930)	1,233,581

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$582,176,729	$578,479,491	$595,938,668	$569,934,467
Distributions reinvested	45,190,949	44,822,386	42,529,194	39,979,583
Cost of shares redeemed	(426,287,239)	(308,585,004)	(333,870,387)	(234,171,505)

Change in net assets resulting from Class A capital transactions	$201,080,439	$314,716,873	$304,597,475	$375,742,545

Class C
Proceeds from shares issued	$20,852,480	$24,736,777	$17,217,007	$26,740,641
Distributions reinvested	1,129,111	937,343	1,030,727	859,332
Cost of shares redeemed	(20,996,361)	(10,271,402)	(16,253,802)	(10,442,486)

Change in net assets resulting from Class C capital transactions	$985,230	$15,402,718	$1,993,932	$17,157,487

Class R2
Proceeds from shares issued	$158,944,255	$121,599,512	$147,462,172	$110,446,221
Distributions reinvested	9,132,652	8,893,774	7,875,988	7,666,211
Cost of shares redeemed	(80,448,992)	(54,382,930)	(66,157,369)	(47,076,060)

Change in net assets resulting from Class R2 capital transactions	$87,627,915	$76,110,356	$89,180,791	$71,036,372

Class R6 (a)
Proceeds from shares issued	$246,808,620	$101,423,490	$236,003,873	$86,648,511
Distributions reinvested	7,461,781	554,137	6,582,474	434,931
Cost of shares redeemed	(41,351,895)	(4,676,646)	(31,896,728)	(4,391,454)

Change in net assets resulting from Class R6 capital transactions	$212,918,506	$97,300,981	$210,689,619	$82,691,988

Institutional Class
Proceeds from shares issued	$888,449,907	$1,417,556,542	$901,015,823	$1,289,613,159
Distributions reinvested	110,458,781	104,308,859	95,877,440	84,916,319
Cost of shares redeemed	(631,647,276)	(548,007,141)	(407,367,017)	(381,224,294)

Change in net assets resulting from Institutional Class capital transactions	$367,261,412	$973,858,260	$589,526,246	$993,305,184

Select Class
Proceeds from shares issued	$246,227,112	$310,653,769	$244,207,822	$284,235,278
Distributions reinvested	30,878,000	36,105,117	25,172,319	26,749,119
Cost of shares redeemed	(269,984,598)	(214,149,374)	(149,706,812)	(139,909,466)

Change in net assets resulting from Select Class capital transactions	$7,120,514	$132,609,512	$119,673,329	$171,074,931

Total change in net assets resulting from capital transactions	$876,994,016	$1,609,998,700	$1,315,661,392	$1,711,008,507

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	32,822,783	31,083,830	34,867,616	31,564,727
Reinvested	2,561,660	2,439,254	2,495,620	2,246,909
Redeemed	(24,052,933)	(16,571,139)	(19,540,441)	(12,994,770)

Change in Class A Shares	11,331,510	16,951,945	17,822,795	20,816,866

Class C
Issued	1,174,432	1,330,746	1,002,575	1,481,980
Reinvested	64,377	51,275	60,766	48,531
Redeemed	(1,193,166)	(552,685)	(950,979)	(578,591)

Change in Class C Shares	45,643	829,336	112,362	951,920

Class R2
Issued	8,981,208	6,534,547	8,638,765	6,135,713
Reinvested	519,286	485,578	463,682	432,452
Redeemed	(4,517,930)	(2,924,479)	(3,877,366)	(2,613,015)

Change in Class R2 Shares	4,982,564	4,095,646	5,225,081	3,955,150

Class R6 (a)
Issued	13,895,182	5,412,274	13,784,101	4,771,901
Reinvested	420,538	29,750	384,636	24,061
Redeemed	(2,323,202)	(247,718)	(1,856,698)	(240,269)

Change in Class R6 Shares	11,992,518	5,194,306	12,312,039	4,555,693

Institutional Class
Issued	49,863,403	75,523,896	52,361,092	70,947,385
Reinvested	6,233,495	5,651,059	5,607,200	4,754,763
Redeemed	(35,465,914)	(29,238,013)	(23,662,513)	(20,990,116)

Change in Institutional Class Shares	20,630,984	51,936,942	34,305,779	54,712,032

Select Class
Issued	13,790,880	16,616,126	14,214,800	15,716,814
Reinvested	1,745,183	1,959,176	1,473,751	1,500,307
Redeemed	(15,083,166)	(11,463,039)	(8,683,913)	(7,724,433)

Change in Select Class Shares	452,897	7,112,263	7,004,638	9,492,688

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$644,845,143	$593,341,448	$484,791,685	$437,517,645
Distributions reinvested	46,580,421	47,240,624	31,942,055	31,235,527
Cost of shares redeemed	(383,319,146)	(271,209,567)	(256,350,537)	(183,353,403)

Change in net assets resulting from Class A capital transactions	$308,106,418	$369,372,505	$260,383,203	$285,399,769

Class C
Proceeds from shares issued	$17,572,166	$25,931,439	$12,657,824	$18,170,500
Distributions reinvested	861,393	751,228	559,351	523,989
Cost of shares redeemed	(20,864,051)	(12,324,323)	(16,163,993)	(5,649,243)

Change in net assets resulting from Class C capital transactions	$(2,430,492)	$14,358,344	$(2,946,818)	$13,045,246

Class R2
Proceeds from shares issued	$185,258,952	$141,589,205	$130,175,266	$96,465,172
Distributions reinvested	10,290,425	10,730,068	6,613,313	6,570,558
Cost of shares redeemed	(85,762,715)	(59,734,164)	(58,196,407)	(37,343,336)

Change in net assets resulting from Class R2 capital transactions	$109,786,662	$92,585,109	$78,592,172	$65,692,394

Class R6 (a)
Proceeds from shares issued	$232,272,044	$100,665,493	$180,655,273	$82,096,456
Distributions reinvested	6,717,263	462,285	5,394,161	340,945
Cost of shares redeemed	(29,045,787)	(4,304,681)	(25,523,896)	(4,093,127)

Change in net assets resulting from Class R6 capital transactions	$209,943,520	$96,823,097	$160,525,538	$78,344,274

Institutional Class
Proceeds from shares issued	$979,085,887	$1,330,537,673	$721,158,885	$989,633,643
Distributions reinvested	104,751,422	101,807,091	71,658,984	65,779,220
Cost of shares redeemed	(519,033,130)	(436,888,638)	(296,251,028)	(294,599,074)

Change in net assets resulting from Institutional Class capital transactions	$564,804,179	$995,456,126	$496,566,841	$760,813,789

Select Class
Proceeds from shares issued	$278,605,512	$334,081,077	$200,166,569	$226,130,394
Distributions reinvested	29,797,390	36,327,549	18,835,075	20,855,073
Cost of shares redeemed	(218,282,563)	(201,181,399)	(114,708,017)	(103,840,379)

Change in net assets resulting from Select Class capital transactions	$90,120,339	$169,227,227	$104,293,627	$143,145,088

Total change in net assets resulting from capital transactions	$1,280,330,626	$1,737,822,408	$1,097,414,563	$1,346,440,560

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	35,216,163	30,526,882	27,832,983	23,468,975
Reinvested	2,555,535	2,471,068	1,834,215	1,707,011
Redeemed	(20,937,184)	(13,984,527)	(14,724,276)	(9,880,548)

Change in Class A Shares	16,834,514	19,013,423	14,942,922	15,295,438

Class C
Issued	959,755	1,340,970	722,692	979,065
Reinvested	47,716	39,642	32,404	28,851
Redeemed	(1,153,212)	(638,248)	(927,342)	(304,738)

Change in Class C Shares	(145,741)	742,364	(172,246)	703,178

Class R2
Issued	10,136,080	7,289,673	7,452,829	5,183,072
Reinvested	566,385	563,472	380,881	360,337
Redeemed	(4,678,642)	(3,074,923)	(3,333,212)	(2,008,597)

Change in Class R2 Shares	6,023,823	4,778,222	4,500,498	3,534,812

Class R6 (a)
Issued	12,689,633	5,134,129	10,319,031	4,363,808
Reinvested	366,669	23,725	308,090	18,222
Redeemed	(1,583,370)	(218,052)	(1,460,679)	(214,737)

Change in Class R6 Shares	11,472,932	4,939,802	9,166,442	4,167,293

Institutional Class
Issued	53,091,875	67,862,754	40,912,649	52,644,264
Reinvested	5,720,661	5,298,302	4,095,102	3,575,216
Redeemed	(28,203,030)	(22,295,830)	(16,835,620)	(15,677,670)

Change in Institutional Class Shares	30,609,506	50,865,226	28,172,131	40,541,810

Select Class
Issued	15,166,574	17,151,411	11,405,154	12,082,428
Reinvested	1,630,994	1,896,181	1,076,967	1,134,935
Redeemed	(11,778,886)	(10,338,319)	(6,501,207)	(5,540,554)

Change in Select Class Shares	5,018,682	8,709,273	5,980,914	7,676,809

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$479,657,272	$408,581,072	$322,560,048	$263,684,919
Distributions reinvested	32,491,259	33,845,161	18,260,979	17,002,130
Cost of shares redeemed	(266,522,959)	(203,477,822)	(148,161,491)	(107,945,415)

Change in net assets resulting from Class A capital transactions	$245,625,572	$238,948,411	$192,659,536	$172,741,634

Class C
Proceeds from shares issued	$11,777,210	$18,640,933	$8,075,724	$9,168,115
Distributions reinvested	503,213	498,565	274,185	254,459
Cost of shares redeemed	(15,530,922)	(11,405,202)	(8,186,132)	(3,429,482)

Change in net assets resulting from Class C capital transactions	$(3,250,499)	$7,734,296	$163,777	$5,993,092

Class R2
Proceeds from shares issued	$139,242,967	$96,922,341	$85,294,409	$67,885,339
Distributions reinvested	6,861,487	7,129,907	3,963,382	3,857,634
Cost of shares redeemed	(62,577,026)	(43,483,983)	(34,986,604)	(29,550,822)

Change in net assets resulting from Class R2 capital transactions	$83,527,428	$60,568,265	$54,271,187	$42,192,151

Class R6 (a)
Proceeds from shares issued	$181,548,408	$76,373,751	$117,213,027	$62,264,548
Distributions reinvested	5,077,126	300,992	3,538,458	246,841
Cost of shares redeemed	(25,059,009)	(1,707,869)	(16,796,566)	(2,001,709)

Change in net assets resulting from Class R6 capital transactions	$161,566,525	$74,966,874	$103,954,919	$60,509,680

Institutional Class
Proceeds from shares issued	$790,603,662	$980,727,933	$534,532,166	$609,795,807
Distributions reinvested	76,066,568	73,626,871	44,052,156	38,639,443
Cost of shares redeemed	(426,365,516)	(299,778,807)	(191,405,056)	(177,365,046)

Change in net assets resulting from Institutional Class capital transactions	$440,304,714	$754,575,997	$387,179,266	$471,070,204

Select Class
Proceeds from shares issued	$202,013,256	$246,202,147	$147,961,230	$155,140,729
Distributions reinvested	20,797,401	26,200,370	10,973,042	11,650,904
Cost of shares redeemed	(172,022,558)	(141,091,205)	(68,540,759)	(65,117,246)

Change in net assets resulting from Select Class capital transactions	$50,788,099	$131,311,312	$90,393,513	$101,674,387

Total change in net assets resulting from capital transactions	$978,561,839	$1,268,105,155	$828,622,198	$854,181,148

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	25,735,975	20,418,763	18,278,930	13,920,870
Reinvested	1,746,102	1,727,187	1,035,654	916,546
Redeemed	(14,263,197)	(10,224,745)	(8,369,246)	(5,729,767)

Change in Class A Shares	13,218,880	11,921,205	10,945,338	9,107,649

Class C
Issued	634,917	937,973	457,718	486,213
Reinvested	27,394	25,719	15,668	13,796
Redeemed	(848,265)	(574,333)	(470,198)	(181,847)

Change in Class C Shares	(185,954)	389,359	3,188	318,162

Class R2
Issued	7,486,272	4,849,795	4,847,875	3,593,663
Reinvested	370,407	365,454	225,530	208,703
Redeemed	(3,340,621)	(2,177,908)	(1,971,471)	(1,564,026)

Change in Class R2 Shares	4,516,058	3,037,341	3,101,934	2,238,340

Class R6 (a)
Issued	9,723,629	3,781,642	6,623,170	3,265,300
Reinvested	271,445	14,988	199,876	12,996
Redeemed	(1,343,580)	(83,558)	(946,630)	(103,407)

Change in Class R6 Shares	8,651,494	3,713,072	5,876,416	3,174,889

Institutional Class
Issued	41,951,982	48,581,539	30,098,129	31,985,324
Reinvested	4,067,984	3,735,838	2,488,351	2,072,926
Redeemed	(22,683,739)	(14,855,251)	(10,761,861)	(9,312,374)

Change in Institutional Class Shares	23,336,227	37,462,126	21,824,619	24,745,876

Select Class
Issued	10,787,996	12,293,963	8,379,479	8,176,042
Reinvested	1,114,804	1,333,257	620,420	625,998
Redeemed	(9,025,808)	(7,048,585)	(3,832,271)	(3,432,317)

Change in Select Class Shares	2,876,992	6,578,635	5,167,628	5,369,723

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,670,290	$214,162,638	$108,494,764	$55,345,915
Distributions reinvested	14,061,157	13,270,194	2,655,511	1,403,604
Cost of shares redeemed	(127,014,863)	(92,795,148)	(32,082,062)	(15,736,271)

Change in net assets resulting from Class A capital transactions	$161,716,584	$134,637,684	$79,068,213	$41,013,248

Class C
Proceeds from shares issued	$7,116,639	$8,364,662	$2,440,012	$2,139,714
Distributions reinvested	256,144	261,196	35,812	14,341
Cost of shares redeemed	(7,912,960)	(3,392,367)	(1,815,964)	(449,041)

Change in net assets resulting from Class C capital transactions	$(540,177)	$5,233,491	$659,860	$1,705,014

Class R2
Proceeds from shares issued	$76,122,674	$60,508,090	$32,909,799	$19,659,235
Distributions reinvested	3,249,858	3,082,798	774,066	442,179
Cost of shares redeemed	(34,706,929)	(26,804,295)	(9,652,390)	(4,490,455)

Change in net assets resulting from Class R2 capital transactions	$44,665,603	$36,786,593	$24,031,475	$15,610,959

Class R6 (a)
Proceeds from shares issued	$90,795,651	$50,220,500	$32,323,518	$3,424,637
Distributions reinvested	2,757,691	208,690	399,307	10,914
Cost of shares redeemed	(14,022,717)	(1,248,304)	(3,254,263)	(75,886)

Change in net assets resulting from Class R6 capital transactions	$79,530,625	$49,180,886	$29,468,562	$3,359,665

Institutional Class
Proceeds from shares issued	$552,931,944	$485,454,686	$183,321,964	$129,485,667
Distributions reinvested	33,725,188	27,551,099	6,933,353	3,696,813
Cost of shares redeemed	(199,536,730)	(141,995,856)	(39,667,289)	(22,262,498)

Change in net assets resulting from Institutional Class capital transactions	$387,120,402	$371,009,929	$150,588,028	$110,919,982

Select Class
Proceeds from shares issued	$164,059,246	$151,324,337	$55,296,801	$37,470,668
Distributions reinvested	10,153,373	11,192,775	1,586,742	901,809
Cost of shares redeemed	(94,448,272)	(75,684,465)	(15,772,833)	(8,585,715)

Change in net assets resulting from Select Class capital transactions	$79,764,347	$86,832,647	$41,110,710	$29,786,762

Total change in net assets resulting from capital transactions	$752,257,384	$683,681,230	$324,926,848	$202,395,630

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	15,565,213	11,344,408	5,538,757	2,656,449
Reinvested	798,171	716,739	135,787	68,605
Redeemed	(7,202,620)	(4,934,455)	(1,642,468)	(756,430)

Change in Class A Shares	9,160,764	7,126,692	4,032,076	1,968,624

Class C
Issued	404,236	445,571	124,790	102,645
Reinvested	14,666	14,209	1,839	703
Redeemed	(454,273)	(179,722)	(93,160)	(21,501)

Change in Class C Shares	(35,371)	280,058	33,469	81,847

Class R2
Issued	4,330,266	3,201,816	1,689,492	945,379
Reinvested	185,133	167,093	39,640	21,654
Redeemed	(1,949,269)	(1,422,182)	(495,013)	(216,359)

Change in Class R2 Shares	2,566,130	1,946,727	1,234,119	750,674

Class R6 (a)
Issued	5,138,267	2,644,813	1,660,873	161,062
Reinvested	155,707	10,996	20,355	524
Redeemed	(792,208)	(64,470)	(166,871)	(3,573)

Change in Class R6 Shares	4,501,766	2,591,339	1,514,357	158,013

Institutional Class
Issued	30,986,376	25,483,553	9,346,821	6,195,474
Reinvested	1,905,570	1,479,923	353,984	180,122
Redeemed	(11,212,164)	(7,480,645)	(2,015,368)	(1,062,002)

Change in Institutional Class Shares	21,679,782	19,482,831	7,685,437	5,313,594

Select Class
Issued	9,287,569	7,985,082	2,845,960	1,794,037
Reinvested	574,466	602,688	81,019	43,984
Redeemed	(5,251,801)	(3,999,544)	(800,732)	(413,601)

Change in Select Class Shares	4,610,234	4,588,226	2,126,247	1,424,420

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2016	$17.60	$0.32		$(0.19)	$0.13	$(0.37)	$(0.06)	$(0.43)
Year Ended June 30, 2015	17.72	0.32	(i)	0.00 (j)	0.32	(0.44)	—	(0.44)
Year Ended June 30, 2014	16.41	0.36		1.38	1.74	(0.43)	—	(0.43)
Year Ended June 30, 2013	15.79	0.36		0.66	1.02	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.82	0.43		(0.06)	0.37	(0.40)	—	(0.40)

Class C
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)
Year Ended June 30, 2015	17.66	0.20	(i)	0.00 (j)	0.20	(0.33)	—	(0.33)
Year Ended June 30, 2014	16.36	0.26		1.36	1.62	(0.32)	—	(0.32)
Year Ended June 30, 2013	15.75	0.25		0.66	0.91	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.78	0.32		(0.05)	0.27	(0.30)	—	(0.30)

Class R2
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)
Year Ended June 30, 2015	17.69	0.28	(i)	0.00 (j)	0.28	(0.40)	—	(0.40)
Year Ended June 30, 2014	16.39	0.31		1.38	1.69	(0.39)	—	(0.39)
Year Ended June 30, 2013	15.77	0.32		0.67	0.99	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.81	0.40		(0.07)	0.33	(0.37)	—	(0.37)

Class R6
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)
November 3, 2014 (k) through June 30, 2015	17.75	0.49	(i)	(0.18)	0.31	(0.40)	—	(0.40)

Institutional Class
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2015	17.78	0.36	(i)	0.00 (j)	0.36	(0.48)	—	(0.48)
Year Ended June 30, 2014	16.46	0.39		1.40	1.79	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.83	0.40		0.67	1.07	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.85	0.46		(0.04)	0.42	(0.44)	—	(0.44)

Select Class
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)
Year Ended June 30, 2015	17.75	0.34	(i)	0.00 (j)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2014	16.43	0.37		1.39	1.76	(0.44)	—	(0.44)
Year Ended June 30, 2013	15.81	0.38		0.66	1.04	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.83	0.44		(0.05)	0.39	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than $0.005.
(k)	Commencement of offering of class of shares.
(l)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.30	0.81%	$619,792,804	0.28%	1.86%		0.58%		29%
17.60	1.81	600,404,300	0.27	1.80	(i)	0.58		10
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20
15.79	2.44	121,365,820	0.27	2.75		0.58		10

17.23	0.16	24,969,601	0.94	1.22		1.08		29
17.53	1.12	24,249,797	0.92	1.15	(i)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20
15.75	1.79	4,691,065	0.92	2.08		1.08		10

17.26	0.50	110,807,390	0.53	1.61		0.87		29
17.57	1.58	99,663,111	0.52	1.56	(i)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20
15.77	2.18	15,109,569	0.52	2.57		0.84		10

17.36	1.09	101,641,201	0.00	2.15		0.00	(l)	29
17.66	1.76	208,521,972	0.00	4.22	(i)	0.00	(l)	10

17.36	1.03	1,005,529,297	0.05	2.09		0.16		29
17.66	2.04	833,438,828	0.03	2.00	(i)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20
15.83	2.74	260,033,867	0.02	2.96		0.18		10

17.33	0.90	298,322,644	0.18	1.97		0.32		29
17.63	1.91	304,856,274	0.17	1.91	(i)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20
15.81	2.58	75,389,029	0.17	2.81		0.33		10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2016	$17.76	$0.32		$(0.23)	$0.09	$(0.38)	$(0.15)	$(0.53)
Year Ended June 30, 2015	17.87	0.33	(i)	0.07	0.40	(0.45)	(0.06)	(0.51)
Year Ended June 30, 2014	16.31	0.34		1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36		0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41		(0.12)	0.29	(0.38)	—	(0.38)

Class C
Year Ended June 30, 2016	17.64	0.21		(0.23)	(0.02)	(0.27)	(0.15)	(0.42)
Year Ended June 30, 2015	17.76	0.21	(i)	0.07	0.28	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.21	0.22		1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25		0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30		(0.12)	0.18	(0.29)	—	(0.29)

Class R2
Year Ended June 30, 2016	17.71	0.28		(0.24)	0.04	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2015	17.82	0.28	(i)	0.08	0.36	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2014	16.27	0.30		1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33		0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38		(0.13)	0.25	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	17.81	0.39		(0.25)	0.14	(0.43)	(0.15)	(0.58)
November 3, 2014 (k) through June 30, 2015	17.92	0.26	(i)	0.11	0.37	(0.42)	(0.06)	(0.48)

Institutional Class
Year Ended June 30, 2016	17.81	0.36		(0.24)	0.12	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2015	17.91	0.37	(i)	0.09	0.46	(0.50)	(0.06)	(0.56)
Year Ended June 30, 2014	16.35	0.38		1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40		0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44		(0.12)	0.32	(0.41)	—	(0.41)

Select Class
Year Ended June 30, 2016	17.79	0.34		(0.24)	0.10	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2015	17.90	0.35	(i)	0.07	0.42	(0.47)	(0.06)	(0.53)
Year Ended June 30, 2014	16.33	0.35		1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38		0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42		(0.12)	0.30	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.32	0.59%	$697,580,324	0.30%	1.88%		0.57%		31%
17.76	2.28	671,796,712	0.28	1.82	(i)	0.56		12
17.87	12.49	552,000,974	0.28	1.97		0.56		10
16.31	8.66	345,597,966	0.28	2.23		0.57		21
15.39	1.97	224,499,324	0.28	2.69		0.57		16

17.20	(0.05)	26,285,884	0.95	1.23		1.08		31
17.64	1.59	25,865,433	0.93	1.19	(i)	1.07		12
17.76	11.81	22,582,903	0.93	1.30		1.06		10
16.21	7.99	17,518,436	0.93	1.58		1.06		21
15.30	1.22	11,606,585	0.93	2.03		1.07		16

17.27	0.34	131,735,696	0.55	1.63		0.84		31
17.71	2.03	125,015,610	0.53	1.57	(i)	0.83		12
17.82	12.21	108,335,745	0.53	1.73		0.81		10
16.27	8.38	56,742,819	0.53	2.06		0.82		21
15.36	1.72	33,178,533	0.53	2.48		0.83		16

17.37	0.89	139,319,588	0.00	2.28		0.00	(j)	31
17.81	2.04	44,259,790	0.00	2.18	(i)	0.00	(j)	12

17.37	0.82	1,186,260,032	0.07	2.10		0.15		31
17.81	2.57	1,444,189,771	0.04	2.05	(i)	0.15		12
17.91	12.73	1,079,859,658	0.03	2.21		0.16		10
16.35	8.97	607,263,583	0.03	2.48		0.17		21
15.42	2.21	337,354,170	0.03	2.92		0.17		16

17.35	0.69	361,708,314	0.20	1.97		0.30		31
17.79	2.37	384,115,065	0.18	1.93	(i)	0.31		12
17.90	12.64	364,358,698	0.18	2.05		0.31		10
16.33	8.75	247,864,903	0.18	2.33		0.32		21
15.41	2.06	193,787,532	0.18	2.77		0.32		16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2016	$18.50	$0.32		$(0.30)	$0.02	$(0.38)	$(0.19)	$(0.57)
Year Ended June 30, 2015	18.62	0.34	(i)	0.25	0.59	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2014	16.70	0.33		2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35		1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38		(0.17)	0.21	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2015	18.56	0.21	(i)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21		2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25		1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27		(0.15)	0.12	(0.25)	—	(0.25)

Class R2
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2015	18.58	0.29	(i)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29		2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32		1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34		(0.17)	0.17	(0.31)	—	(0.31)

Class R6
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)
November 3, 2014 (k) through June 30, 2015	18.75	0.27	(i)	0.23	0.50	(0.45)	(0.22)	(0.67)

Institutional Class
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2015	18.69	0.38	(i)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38		2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40		1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41		(0.16)	0.25	(0.38)	—	(0.38)

Select Class
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2015	18.68	0.36	(i)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35		2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36		1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39		(0.15)	0.24	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.95	0.22%	$1,574,360,821	0.30%	1.82%		0.57%		19%
18.50	3.23	1,413,064,773	0.28	1.80	(i)	0.56		8
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9
16.70	11.04	652,936,166	0.28	2.16		0.57		23
15.41	1.48	396,662,789	0.28	2.50		0.58		12

17.87	(0.43)	55,337,034	0.95	1.17		1.08		19
18.42	2.50	56,200,731	0.93	1.15	(i)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9
16.65	10.33	26,331,781	0.93	1.50		1.07		23
15.37	0.84	17,329,335	0.93	1.83		1.08		12

17.90	(0.02)	383,079,281	0.55	1.57		0.83		19
18.45	2.94	303,004,617	0.53	1.55	(i)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23
15.39	1.22	66,197,474	0.53	2.22		0.84		12

18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19
18.58	2.73	96,486,068	0.00	2.14	(i)	0.00	(j)	8

18.02	0.44	3,514,258,427	0.07	2.04		0.14		19
18.57	3.45	3,238,307,085	0.04	2.02	(i)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23
15.46	1.72	595,699,881	0.03	2.73		0.18		12

18.00	0.31	943,672,820	0.20	1.92		0.31		19
18.55	3.26	964,095,152	0.18	1.91	(i)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9
16.75	11.17	579,236,917	0.18	2.18		0.32		23
15.45	1.63	529,645,002	0.18	2.57		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2016	$17.97	$0.28		$(0.40)	$(0.12)	$(0.35)	$(0.19)	$(0.54)
Year Ended June 30, 2015	18.00	0.30	(i)	0.35	0.65	(0.47)	(0.21)	(0.68)
Year Ended June 30, 2014	16.03	0.29		2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32		1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32		(0.29)	0.03	(0.29)	(0.05)	(0.34)

Class C
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)
Year Ended June 30, 2015	17.95	0.18	(i)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18		2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22		1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23		(0.30)	(0.07)	(0.20)	(0.05)	(0.25)

Class R2
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)
Year Ended June 30, 2015	17.95	0.25	(i)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25		2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29		1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29		(0.30)	(0.01)	(0.26)	(0.05)	(0.31)

Class R6
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)
November 3, 2014 (k) through June 30, 2015	18.13	0.24	(i)	0.32	0.56	(0.45)	(0.21)	(0.66)

Institutional Class
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2015	18.05	0.34	(i)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34		2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35		1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36		(0.30)	0.06	(0.32)	(0.05)	(0.37)

Select Class
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2015	18.04	0.32	(i)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31		2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34		1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33		(0.30)	0.03	(0.30)	(0.05)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c )		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.31	(0.59)%	$1,581,781,922	0.31%	1.65%		0.56%		17%
17.97	3.74	1,322,590,934	0.29	1.66	(i)	0.56		8
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14
14.50	0.30	304,654,425	0.29	2.29		0.59		13

17.24	(1.30)	53,254,672	0.96	0.99		1.09		17
17.91	3.07	53,305,463	0.94	1.01	(i)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14
14.48	(0.39)	9,094,758	0.94	1.65		1.09		13

17.25	(0.88)	345,519,188	0.56	1.41		0.84		17
17.92	3.50	265,307,239	0.54	1.39	(i)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14
14.47	0.03	48,206,399	0.54	2.05		0.85		13

17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17
18.03	3.16	82,127,377	0.00	1.97	(i)	0.00	(j)	8

17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17
18.03	4.02	2,752,521,619	0.05	1.89	(i)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14
14.53	0.53	261,570,481	0.04	2.55		0.19		13

17.34	(0.55)	855,591,284	0.21	1.75		0.31		17
18.01	3.82	762,445,476	0.19	1.77	(i)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14
14.52	0.32	235,342,053	0.19	2.36		0.34		13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2016	$19.37	$0.28		$(0.63)	$(0.35)	$(0.35)	$(0.22)	$(0.57)
Year Ended June 30, 2015	19.38	0.30	(i)	0.46	0.76	(0.50)	(0.27)	(0.77)
Year Ended June 30, 2014	16.94	0.28		2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32		1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31		(0.49)	(0.18)	(0.28)	—	(0.28)

Class C
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)
Year Ended June 30, 2015	19.25	0.17	(i)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16		2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21		1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21		(0.48)	(0.27)	(0.19)	—	(0.19)

Class R2
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)
Year Ended June 30, 2015	19.33	0.25	(i)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24		2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28		1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28		(0.50)	(0.22)	(0.25)	—	(0.25)

Class R6
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)
November 3, 2014 (k) through June 30, 2015	19.55	0.24	(i)	0.41	0.65	(0.48)	(0.27)	(0.75)

Institutional Class
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)
Year Ended June 30, 2015	19.46	0.35	(i)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33		2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35		1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35		(0.50)	(0.15)	(0.31)	—	(0.31)

Select Class
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	19.42	0.32	(i)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30		2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31		1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32		(0.49)	(0.17)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c )		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.45	(1.71)%	$1,719,385,697	0.31%	1.53%		0.58%		22%
19.37	4.05	1,479,265,341	0.29	1.54	(i)	0.57		10
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21
15.05	(1.07)	357,065,620	0.29	2.14		0.60		15

18.29	(2.36)	47,960,623	0.96	0.87		1.11		22
19.22	3.39	53,202,326	0.94	0.88	(i)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21
14.98	(1.69)	14,941,472	0.94	1.47		1.10		15

18.39	(1.95)	444,975,463	0.56	1.28		0.84		22
19.31	3.77	351,034,923	0.54	1.29	(i)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21
15.03	(1.32)	51,533,094	0.54	1.93		0.85		15

18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22
19.45	3.42	96,079,609	0.00	1.84	(i)	0.00	(j)	10

18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22
19.45	4.28	3,091,391,989	0.05	1.77	(i)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21
15.11	(0.83)	520,099,078	0.04	2.37		0.20		15

18.49	(1.62)	997,683,619	0.21	1.63		0.32		22
19.41	4.14	950,009,815	0.19	1.66	(i)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21
15.08	(0.98)	458,655,221	0.19	2.21		0.35		15

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2016	$18.59	$0.25		$(0.70)	$(0.45)	$(0.33)	$(0.22)	$(0.55)
Year Ended June 30, 2015	18.56	0.27	(i)	0.50	0.77	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.15	0.25		2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28		2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27		(0.54)	(0.27)	(0.24)	(0.05)	(0.29)

Class C
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.46	0.15	(i)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13		2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18		2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18		(0.53)	(0.35)	(0.16)	(0.05)	(0.21)

Class R2
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.52	0.22	(i)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21		2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25		2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24		(0.54)	(0.30)	(0.22)	(0.05)	(0.27)

Class R6
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)
November 3, 2014 (k) through June 30, 2015	18.74	0.20	(i)	0.46	0.66	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2015	18.64	0.32	(i)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30		2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32		2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Select Class
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.63	0.30	(i)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26		2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30		2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28		(0.53)	(0.25)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$17.59	(2.40)%	$1,219,559,258	0.31%	1.42%		0.59%		17%
18.59	4.22	1,011,295,528	0.29	1.45	(i)	0.58		10
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13
14.17	(1.71)	204,636,229	0.29	1.98		0.61		14

17.45	(3.08)	30,327,423	0.96	0.73		1.08		17
18.47	3.59	35,271,638	0.94	0.80	(i)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13
14.12	(2.32)	7,450,619	0.94	1.33		1.11		14

17.54	(2.64)	292,087,846	0.56	1.18		0.86		17
18.54	3.93	225,354,729	0.54	1.19	(i)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13
14.15	(1.97)	32,627,384	0.54	1.74		0.87		14

17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17
18.68	3.60	77,861,701	0.00	1.63	(i)	0.00	(j)	10

17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17
18.68	4.50	2,103,140,075	0.05	1.68	(i)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13
14.23	(1.41)	160,986,570	0.04	2.25		0.21		14

17.67	(2.30)	655,304,993	0.21	1.52		0.33		17
18.67	4.36	580,866,905	0.19	1.57	(i)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13
14.23	(1.55)	157,650,585	0.19	2.05		0.36		14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2016	$19.96	$0.25		$(0.86)	$(0.61)	$(0.33)	$(0.25)	$(0.58)
Year Ended June 30, 2015	19.93	0.27	(i)	0.57	0.84	(0.50)	(0.31)	(0.81)
Year Ended June 30, 2014	17.14	0.25		3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29		2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28		(0.57)	(0.29)	(0.24)	—	(0.24)

Class C
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)
Year Ended June 30, 2015	19.76	0.14	(i)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13		3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18		2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18		(0.55)	(0.37)	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)
Year Ended June 30, 2015	19.86	0.22	(i)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21		3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26		2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25		(0.57)	(0.32)	(0.22)	—	(0.22)

Class R6
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)
November 3, 2014 (k) through June 30, 2015	20.11	0.21	(i)	0.54	0.75	(0.49)	(0.31)	(0.80)

Institutional Class
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)
Year Ended June 30, 2015	20.02	0.32	(i)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30		3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33		2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32		(0.57)	(0.25)	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)
Year Ended June 30, 2015	19.98	0.30	(i)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27		3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28		2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29		(0.56)	(0.27)	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)		Portfolio turnover rate (d)(h)

$18.77	(2.97)%	$1,218,455,476	0.31%	1.32%		0.62%		16%
19.96	4.36	1,032,320,891	0.29	1.36	(i)	0.61		10
19.93	20.71	793,106,767	0.29	1.34		0.59		9
17.14	17.07	448,919,625	0.29	1.77		0.63		22
14.96	(1.77)	245,722,474	0.29	1.94		0.64		14

18.54	(3.64)	29,275,269	0.96	0.65		1.16		16
19.76	3.71	34,874,908	0.94	0.71	(i)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9
17.00	16.22	17,539,682	0.94	1.14		1.13		22
14.86	(2.36)	10,162,186	0.94	1.27		1.14		14

18.68	(3.22)	303,226,134	0.56	1.05		0.90		16
19.88	4.09	233,012,841	0.54	1.11	(i)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22
14.92	(2.02)	36,941,195	0.54	1.70		0.90		14

18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16
20.06	3.85	74,475,091	0.00	1.54	(i)	0.00	(j)	10

18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16
20.06	4.63	2,268,744,460	0.05	1.59	(i)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22
15.02	(1.53)	381,880,090	0.04	2.17		0.24		14

18.82	(2.87)	698,514,780	0.21	1.41		0.36		16
20.01	4.44	685,404,675	0.19	1.49	(i)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9
17.18	17.20	312,754,826	0.19	1.74		0.38		22
14.99	(1.67)	307,088,155	0.19	2.02		0.39		14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2016	$18.90	$0.23		$(0.80)	$(0.57)	$(0.32)	$(0.23)	$(0.55)
Year Ended June 30, 2015	18.83	0.26	(i)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.29	0.24		3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27		2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27		(0.54)	(0.27)	(0.23)	(0.04)	(0.27)

Class C
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)
Year Ended June 30, 2015	18.76	0.13	(i)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12		3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17		2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18		(0.53)	(0.35)	(0.15)	(0.04)	(0.19)

Class R2
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)
Year Ended June 30, 2015	18.79	0.21	(i)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20		3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25		2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24		(0.54)	(0.30)	(0.21)	(0.04)	(0.25)

Class R6
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)
November 3, 2014 (k) through June 30, 2015	18.99	0.19	(i)	0.51	0.70	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)
Year Ended June 30, 2015	18.90	0.30	(i)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30		3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31		2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31		(0.54)	(0.23)	(0.27)	(0.04)	(0.31)

Select Class
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)
Year Ended June 30, 2015	18.89	0.29	(i)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26		3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30		2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28		(0.52)	(0.24)	(0.25)	(0.04)	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$17.78	(2.99)%	$727,577,511	0.31%	1.32%		0.66%	13%
18.90	4.40	566,570,260	0.29	1.38	(i)	0.64	9
18.83	20.68	393,004,238	0.29	1.34		0.62	8
16.29	17.10	195,534,833	0.29	1.77		0.66	11
14.23	(1.68)	97,150,663	0.29	1.97		0.66	11

17.66	(3.60)	17,320,818	0.96	0.66		1.21	13
18.80	3.71	18,384,099	0.94	0.69	(i)	1.18	9
18.76	19.91	12,377,129	0.94	0.70		1.12	8
16.24	16.31	6,672,821	0.94	1.11		1.16	11
14.20	(2.29)	3,188,443	0.94	1.30		1.15	11

17.72	(3.25)	182,691,218	0.56	1.06		0.94	13
18.85	4.12	135,857,065	0.54	1.11	(i)	0.93	9
18.79	20.41	93,369,236	0.54	1.12		0.87	8
16.26	16.80	36,478,073	0.54	1.59		0.91	11
14.21	(1.94)	18,099,079	0.54	1.71		0.93	11

17.85	(2.69)	161,559,310	0.00	1.71		0.01	13
18.97	3.82	60,229,727	0.00	1.48	(i)	0.01	9

17.85	(2.76)	1,587,368,215	0.07	1.56		0.19	13
18.97	4.62	1,273,012,966	0.05	1.60	(i)	0.20	9
18.90	21.02	800,474,522	0.04	1.64		0.22	8
16.34	17.39	232,443,865	0.04	1.95		0.27	11
14.27	(1.45)	80,127,469	0.04	2.22		0.26	11

17.84	(2.89)	408,473,526	0.21	1.40		0.39	13
18.96	4.48	336,202,683	0.19	1.51	(i)	0.40	9
18.89	20.79	233,540,430	0.19	1.45		0.37	8
16.34	17.23	106,990,895	0.19	1.89		0.41	11
14.27	(1.53)	64,581,494	0.19	2.03		0.40	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2016	$18.86	$0.23		$(0.79)	$(0.56)	$(0.32)	$(0.22)	$(0.54)
Year Ended June 30, 2015	18.79	0.26	(i)	0.54	0.80	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2014	16.28	0.24		3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28		2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27		(0.55)	(0.28)	(0.23)	(0.05)	(0.28)

Class C
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)
Year Ended June 30, 2015	18.70	0.13	(i)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12		3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18		2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18		(0.54)	(0.36)	(0.15)	(0.05)	(0.20)

Class R2
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)
Year Ended June 30, 2015	18.74	0.21	(i)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20		3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25		2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25		(0.55)	(0.30)	(0.21)	(0.05)	(0.26)

Class R6
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)
November 3, 2014 (k) through June 30, 2015	18.96	0.19	(i)	0.52	0.71	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)
Year Ended June 30, 2015	18.87	0.30	(i)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29		3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31		2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31		(0.54)	(0.23)	(0.27)	(0.05)	(0.32)

Select Class
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)
Year Ended June 30, 2015	18.85	0.28	(i)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26		3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28		2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28		(0.54)	(0.26)	(0.25)	(0.05)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (c)		Expenses without waivers and reimbursements (f)(g)	Portfolio turnover rate (d)(h)

$17.76	(2.94)%	$580,688,735	0.31%	1.32%		0.73%	16%
18.86	4.37	443,861,392	0.29	1.36	(i)	0.72	9
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15
14.23	(1.70)	69,795,977	0.29	1.96		0.68	11

17.62	(3.56)	15,792,238	0.96	0.65		1.28	16
18.74	3.69	17,461,976	0.94	0.70	(i)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15
14.18	(2.31)	3,703,376	0.94	1.27		1.18	11

17.70	(3.20)	152,861,551	0.56	1.07		1.01	16
18.81	4.15	114,171,223	0.54	1.10	(i)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15
14.21	(1.88)	16,196,277	0.54	1.82		0.95	11

17.85	(2.64)	126,617,731	0.00	1.72		0.01	16
18.95	3.85	49,112,773	0.00	1.47	(i)	0.01	9

17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16
18.95	4.65	935,076,677	0.05	1.59	(i)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15
14.28	(1.40)	82,923,018	0.04	2.20		0.28	11

17.82	(2.84)	385,203,213	0.21	1.42		0.46	16
18.92	4.46	321,794,530	0.19	1.49	(i)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15
14.26	(1.61)	76,266,132	0.19	2.05		0.43	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2016	$20.85	$0.26	(h)	$(0.86)	$(0.60)	$(0.36)	$(0.16)	$(0.52)
Year Ended June 30, 2015	20.61	0.28	(h)(i)	0.59	0.87	(0.47)	(0.16)	(0.63)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (j) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2016	20.79	0.13	(h)	(0.86)	(0.73)	(0.25)	(0.16)	(0.41)
Year Ended June 30, 2015	20.59	0.14	(h)(i)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (j) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2016	20.82	0.21	(h)	(0.85)	(0.64)	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2015	20.59	0.23	(h)(i)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (j) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2016	20.89	0.34	(h)	(0.87)	(0.53)	(0.42)	(0.16)	(0.58)
November 3, 2014 (j) through June 30, 2015	20.75	0.25	(h)(i)	0.52	0.77	(0.47)	(0.16)	(0.63)

Institutional Class
Year Ended June 30, 2016	20.89	0.31	(h)	(0.87)	(0.56)	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2015	20.64	0.33	(h)(i)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (j) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2016	20.88	0.28	(h)	(0.86)	(0.58)	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2015	20.64	0.31	(h)(i)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (j) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$19.73	(2.85)%	$149,208,888	0.31%	1.34%		0.77%	10%
20.85	4.31	73,599,931	0.29	1.36	(i)	0.75	11
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17
15.24	2.03	400,107	0.29	2.30		2.32	19

19.65	(3.51)	3,130,364	0.96	0.65		1.53	10
20.79	3.61	2,615,263	0.94	0.68	(i)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17
15.25	1.79	51,943	0.94	0.70		2.57	19

19.70	(3.08)	48,658,005	0.56	1.10		1.09	10
20.82	4.04	25,732,578	0.54	1.09	(i)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17
15.24	1.91	73,253	0.54	1.26		2.35	19

19.78	(2.52)	33,074,528	0.00	1.76		0.02	10
20.89	3.79	3,301,080	0.00	1.82	(i)	0.04	11

19.77	(2.63)	326,762,457	0.07	1.57		0.23	10
20.89	4.58	184,663,068	0.05	1.58	(i)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17
15.24	2.10	71,866	0.04	1.69		1.69	19

19.76	(2.76)	85,997,129	0.21	1.41		0.48	10
20.88	4.41	46,465,217	0.19	1.49	(i)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17
15.25	2.10	881,929	0.19	1.46		1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 commenced operations on November 3, 2014.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,158,307,172	$8,954,500	$—	$2,167,261,672

Appreciation in Other Financial Instruments
Futures Contracts	$2,274,944	$956,502	$—	$3,231,446

Depreciation in Other Financial Instruments
Futures Contracts	$(566,795)	$—	$—	$(566,795)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,531,106,420	$10,452,085	$—	$2,541,558,505

Appreciation in Other Financial Instruments
Futures Contracts	$2,483,678	$1,182,797	$—	$3,666,475

Depreciation in Other Financial Instruments
Futures Contracts	$(667,294)	$—	$—	$(667,294)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,804,390,555	$30,794,536	$—	$6,835,185,091

Appreciation in Other Financial Instruments
Futures Contracts	$10,603,074	$2,898,704	$—	$13,501,778

Depreciation in Other Financial Instruments
Futures Contracts	$(1,657,243)	$—	$—	$(1,657,243)

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,411,105,478	$26,871,002	$—	$6,437,976,480

Appreciation in Other Financial Instruments
Futures Contracts	$12,209,975	$2,643,191	$—	$14,853,166

Depreciation in Other Financial Instruments
Futures Contracts	$(1,532,536)	$—	$—	$(1,532,536)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,053,079,824	$46,803,293	$—	$7,099,883,117

Appreciation in Other Financial Instruments
Futures Contracts	$21,736,625	$6,483,742	$—	$28,220,367

Depreciation in Other Financial Instruments
Futures Contracts	$(3,393,649)	$—	$—	$(3,393,649)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,930,675,607	$40,661,893	$—	$4,971,337,500

Appreciation in Other Financial Instruments
Futures Contracts	$15,683,703	$4,497,790	$—	$20,181,493

Depreciation in Other Financial Instruments
Futures Contracts	$(2,371,795)	$—	$—	$(2,371,795)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,065,118,852	$40,108,176	$—	$5,105,227,028

Appreciation in Other Financial Instruments
Futures Contracts	$17,323,096	$4,614,573	$—	$21,937,669

Depreciation in Other Financial Instruments
Futures Contracts	$(2,435,865)	$—	$—	$(2,435,865)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,083,551,249	$24,295,496	$—	$3,107,846,745

Appreciation in Other Financial Instruments
Futures Contracts	$10,621,933	$2,752,694	$—	$13,374,627

Depreciation in Other Financial Instruments
Futures Contracts	$(1,461,422)	$—	$—	$(1,461,422)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,533,232,735	$19,831,751	$—	$2,553,064,486

Appreciation in Other Financial Instruments
Futures Contracts	$8,702,836	$2,241,623	$—	$10,944,459

Depreciation in Other Financial Instruments
Futures Contracts	$(1,187,183)	$—	$—	$(1,187,183)

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$645,838,395	$4,626,808	$—	$650,465,203

Appreciation in Other Financial Instruments
Futures Contracts	$2,220,492	$540,278	$—	$2,760,770

Depreciation in Other Financial Instruments
Futures Contracts	$(304,377)	$—	$—	$(304,377)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Futures Contracts — The Funds used treasury, foreign exchange and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2016:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$39,707,474		$22,156,120
Interest Rate	45,242,280		50,563,813

Short Futures Contracts:
Equity	38,655,587	(a)	41,198,188
Interest Rate	60,164,529		40,551,521
Foreign Exchange	9,770,400	(b)	9,770,400

JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	50,966,532		22,574,160
Interest Rate	57,579,589		58,128,655

Short Futures Contracts:
Equity	49,341,132		49,854,622
Interest Rate	75,774,477		46,218,574
Foreign Exchange	11,426,400	(b)	11,426,400

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	186,583,945		165,648,350
Interest Rate	144,356,623		190,063,086

Short Futures Contracts:
Equity	92,821,575	(a)	110,086,253
Interest Rate	174,753,565		133,430,547
Foreign Exchange	45,788,400	(b)	45,788,400

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	177,142,691		155,301,860
Interest Rate	132,463,318		202,401,756

Short Futures Contracts:
Equity	82,920,526	(a)	103,889,308
Interest Rate	159,726,280		125,199,289
Foreign Exchange	57,380,400	(b)	57,380,400

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	304,443,435		246,539,090
Interest Rate	275,309,743		366,272,621

Short Futures Contracts:
Equity	196,094,268	(a)	242,418,002
Interest Rate	366,852,808		275,971,275
Foreign Exchange	110,206,800	(b)	110,206,800

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	208,894,812		176,308,370
Interest Rate	197,014,524		272,488,566

Short Futures Contracts:
Equity	133,992,616	(a)	172,407,697
Interest Rate	245,216,936		192,657,214
Foreign Exchange	77,086,800	(b)	77,086,800

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	$218,640,818		$181,638,380
Interest Rate	204,196,822		280,112,820

Short Futures Contracts:
Equity	137,794,877	(a)	175,868,017
Interest Rate	263,353,732		201,851,257
Foreign Exchange	90,583,200	(b)	90,583,200

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	127,789,593		109,421,970
Interest Rate	118,034,155		171,920,330

Short Futures Contracts:
Equity	80,105,174	(a)	104,712,825
Interest Rate	146,624,226		119,835,425
Foreign Exchange	55,144,800	(b)	55,144,800

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	101,179,934		92,804,880
Interest Rate	92,834,356		140,124,880

Short Futures Contracts:
Equity	64,946,425	(a)	84,527,268
Interest Rate	117,845,063		98,007,435
Foreign Exchange	45,208,800	(b)	45,208,800

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	21,984,640		23,305,730
Interest Rate	21,047,763		36,540,169

Short Futures Contracts:
Equity	14,230,709	(a)	21,432,444
Interest Rate	23,767,517		23,632,610
Foreign Exchange	11,509,200	(b)	11,509,200

(a)	For the period July 1, 2015 through June 30, 2016 and not held at prior year end.
(b)	For the period June 1, 2016 through June 30, 2016.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,031,841
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,173,229
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,026,376

Total		$3,231,446

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(442,390)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(124,405)

Total		$(566,795)

JPMorgan SmartRetirement 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,131,831
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,334,306
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,200,338

Total		$3,666,475

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(520,276)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(147,018)

Total		$(667,294)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,172,692
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,519,037
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	4,810,049

Total		$13,501,778

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,316,914)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(340,329)

Total		$(1,657,243)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$4,663,066
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	4,162,317
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	6,027,783

Total		$14,853,166

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,208,463)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(324,073)

Total		$(1,532,536)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$7,747,867
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	8,895,329
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	11,577,171

Total		$28,220,367

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,671,935)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(721,714)

Total		$(3,393,649)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,861,165
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,222,397
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	8,097,931

Total		$20,181,493

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,856,864)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(514,931)

Total		$(2,371,795)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$6,030,632
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	6,391,315
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	9,515,722

Total		$21,937,669

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,909,679)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(526,186)

Total		$(2,435,865)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,758,658
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,823,034
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	5,792,935

Total		$13,374,627

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,145,303)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(316,119)

Total		$(1,461,422)

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,045,877
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,149,419
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	4,749,163

Total		$10,944,459

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(931,201)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(255,982)

Total		$(1,187,183)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$791,314
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	760,420
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	1,209,036

Total		$2,760,770

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(238,276)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(66,101)

Total		$(304,377)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2016, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(418,198)
Equity contracts	(7,331,694)

Total	$(7,749,892)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,810,763
Equity contracts	1,334,571
Foreign exchange contracts	1,026,376

Total	$4,171,710

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(44,239)
Equity contracts	(11,656,090)

Total	$(11,700,329)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,174,182
Equity contracts	1,484,814
Foreign exchange contracts	1,200,338

Total	$4,859,334

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,458,501)
Equity contracts	(19,283,974)

Total	$(20,742,475)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$6,439,932
Equity contracts	5,725,638
Foreign exchange contracts	4,810,049

Total	$16,975,619

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(84,856)
Equity contracts	(18,619,388)

Total	$(18,704,244)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$6,237,328
Equity contracts	5,445,118
Foreign exchange contracts	6,027,783

Total	$17,710,229

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,151,715)
Equity contracts	(40,683,773)

Total	$(41,835,488)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$12,021,675
Equity contracts	10,227,568
Foreign exchange contracts	11,577,171

Total	$33,826,414

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,098,388)
Equity contracts	(27,523,006)

Total	$(28,621,394)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$8,661,594
Equity contracts	7,160,706
Foreign exchange contracts	8,097,931

Total	$23,920,231

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,728,536)
Equity contracts	(28,466,476)

Total	$(30,195,012)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$9,236,073
Equity contracts	7,415,203
Foreign exchange contracts	9,515,722

Total	$26,166,998

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(772,752)
Equity contracts	(15,624,556)

Total	$(16,397,308)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$5,445,735
Equity contracts	4,164,418
Foreign exchange contracts	5,792,935

Total	$15,403,088

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(606,819)
Equity contracts	(12,371,304)

Total	$(12,978,123)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4,238,225
Equity contracts	3,371,532
Foreign exchange contracts	4,749,163

Total	$12,358,920

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(73,604)
Equity contracts	(2,358,737)

Total	$(2,432,341)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$922,279
Equity contracts	813,281
Foreign exchange contracts	1,209,036

Total	$2,944,596

The Funds’ derivatives contracts held at June 30, 2016 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,104,766	$12,513,455	$—	$—	$—	1,823,737	$16,960,752
JPMorgan Core Bond Fund, Class R6 Shares	614,088,197	128,720,476	216,933,942	(1,733,156)	15,165,138	45,180,991	542,623,697
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	58,473,771	—	—	119,790	7,060,742	59,239,625
JPMorgan Corporate Bond Fund, Class R6 Shares	128,316,606	31,568,924	20,518,790	(548,569)	3,923,191	14,214,064	145,552,012
JPMorgan Disciplined Equity Fund, Class R6 Shares	253,201,275	74,387,211	76,556,743	5,297,578	3,544,972	10,436,700	228,563,724
JPMorgan Emerging Economies Fund, Class R5 Shares	5,098,946	14,861,134	19,881,128	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	26,809,157	—	—	243,805	2,455,507	26,224,820
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,502,514	7,555,561	13,094,641	(1,685,911)	2,055,561	4,338,342	35,574,407
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,896,919	27,030,993	3,230,985	(129,889)	306,912	1,476,668	30,478,431
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	10,600,647	—	6,219,592	(1,919,357)	—	457,007	3,770,309
JPMorgan Floating Rate Income Fund, Class R6 Shares	51,566,086	8,909,112	3,764,387	(349,608)	2,432,911	5,844,266	53,942,576
JPMorgan Growth Advantage Fund, Class R6 Shares	67,410,770	14,117,827	15,870,101	1,616,253	—	4,047,102	60,706,537
JPMorgan High Yield Fund, Class R6 Shares	108,227,697	84,866,324	34,796,169	(4,096,620)	9,083,372	21,315,406	151,978,848
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	104,201,917	13,719,828	9,951,997	(491,813)	1,894,725	10,501,697	108,692,564
JPMorgan International Equity Fund, Class R6 Shares	50,005,394	32,598,558	10,242,399	(956,185)	1,218,130	4,806,269	65,413,318
JPMorgan International Opportunities Fund, Class R6 Shares	36,389,852	37,800,492	5,735,368	(68,749)	296,497	4,742,240	65,442,918
JPMorgan Intrepid America Fund, Class R5 Shares	45,022,850	—	30,312,170	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	38,617,734	—	2,640,278	639,084	1,418,616	49,694,102
JPMorgan Intrepid International Fund, Class R6 Shares	—	76,347,201	10,793,173	(1,611,030)	1,078,551	3,638,540	65,275,411
JPMorgan Intrepid International Fund, Institutional Class Shares	53,421,585	—	47,556,936	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	31,819,310	7,806,616	4,382,175	1,275,069	99,289	741,442	32,208,222
JPMorgan Prime Money Market Fund, Institutional Class Shares	210,283,612	497,568,460	509,603,846	—	464,264	198,248,226	198,248,226
JPMorgan Real Return Fund, Institutional Class Shares	55,435,577	—	55,042,417	59,921	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	48,926,766	180,448	47,330,696	66,492	180,448	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	56,202,867	15,668,595	2,853,247	694,710	3,300,821	48,654,101

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Small Cap Equity Fund, Class R5 Shares	$7,814,711	$525,411	$—	$476,051	$49,360	166,934	$7,941,057
JPMorgan Small Cap Growth Fund, Class R6 Shares	6,009,835	5,817,522	—	389,224	—	880,145	11,265,859
JPMorgan Small Cap Value Fund, Class R6 Shares	8,361,597	407,645	—	326,795	80,851	315,063	8,188,487
JPMorgan U.S. Equity Fund, Class R6 Shares	27,645,294	5,063,579	4,312,244	1,269,779	321,960	1,926,745	26,627,609
JPMorgan Value Advantage Fund, Institutional Class Shares	63,907,374	9,802,005	11,030,282	(354,425)	687,138	2,084,881	60,169,659

Total	$2,039,260,097			$2,325,375	$44,580,659		$2,103,437,271

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,322,084	$15,291,199	$—	$—	$—	2,143,297	$19,932,663
JPMorgan Core Bond Fund, Class R6 Shares	792,486,132	134,692,474	309,149,643	(3,055,175)	19,182,920	53,165,655	638,519,520
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	65,587,107	—	—	134,337	7,918,229	66,433,938
JPMorgan Corporate Bond Fund, Class R6 Shares	171,404,092	24,720,577	32,445,074	(1,036,745)	4,996,826	16,714,866	171,160,223
JPMorgan Disciplined Equity Fund, Class R6 Shares	333,396,309	65,594,541	97,877,399	4,097,660	4,531,026	12,296,687	269,297,452
JPMorgan Emerging Economies Fund, Class R5 Shares	10,124,159	21,506,410	31,115,124	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	39,837,582	9,189,382	(2,156,508)	369,620	2,645,352	28,252,357
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	51,503,681	12,188,289	17,879,366	(2,180,654)	2,688,289	5,686,863	46,632,275
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	18,994,346	23,891,618	4,918,962	(1,220,515)	430,726	1,775,794	36,652,384
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,842,438	—	8,118,009	(2,501,172)	—	353,938	2,919,986
JPMorgan Floating Rate Income Fund, Class R6 Shares	61,995,073	12,313,433	8,294,939	(803,188)	2,993,294	6,789,521	62,667,276
JPMorgan Growth Advantage Fund, Class R6 Shares	89,122,183	17,111,202	26,890,941	3,792,622	—	4,839,890	72,598,353
JPMorgan High Yield Fund, Class R6 Shares	133,019,994	99,848,852	45,131,537	(5,766,751)	11,210,901	25,215,485	179,786,410
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	114,383,619	31,666,992	21,706,363	(1,139,968)	2,232,980	12,112,635	125,365,776
JPMorgan International Equity Fund, Class R6 Shares	71,728,725	28,871,870	13,001,261	(1,284,547)	1,535,748	5,655,893	76,976,708
JPMorgan International Opportunities Fund, Class R6 Shares	52,196,888	37,179,035	7,958,986	(239,499)	412,825	5,580,057	77,004,787
JPMorgan Intrepid America Fund, Class R5 Shares	72,823,202	7,500,003	56,823,112	181,661	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	60,706,263	19,029,250	3,588,384	1,068,975	1,668,600	58,451,048
JPMorgan Intrepid International Fund, Class R6 Shares	—	83,522,145	5,066,397	(626,240)	1,575,055	4,282,621	76,830,223

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2015 Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$78,013,901	$—	$70,119,320	$—	$—	—	$—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	40,388,191	12,238,699	9,539,727	1,650,903	121,389	913,234	39,670,903
JPMorgan Prime Money Market Fund, Institutional Class Shares	233,854,902	586,982,312	600,289,292	—	498,489	220,547,922	220,547,922
JPMorgan Real Return Fund, Institutional Class Shares	60,752,149	—	60,321,282	(1,387,240)	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	71,740,084	264,587	66,686,311	87,483	264,586	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	67,331,142	22,519,361	3,949,335	967,406	3,909,464	57,625,501
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,162,776	750,513	—	680,006	70,507	238,454	11,343,253
JPMorgan Small Cap Growth Fund, Class R6 Shares	14,037,608	909,139	3,965,571	109,973	—	614,397	7,864,280
JPMorgan Small Cap Value Fund, Class R6 Shares	12,687,086	618,521	—	495,846	122,675	478,046	12,424,424
JPMorgan U.S. Equity Fund, Class R6 Shares	56,398,226	3,201,957	20,187,435	806,817	543,377	2,510,531	34,695,537
JPMorgan Value Advantage Fund, Institutional Class Shares	83,798,123	9,804,237	18,538,411	414,202	949,444	2,467,816	71,221,179

Total	$2,653,175,971			$(3,543,310)	$56,901,395		$2,464,874,378

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,546,407	$13,459,972	$—	$—	$—	1,966,853	$18,291,735
JPMorgan Core Bond Fund, Class R6 Shares	1,794,881,721	468,246,868	519,599,761	(5,628,855)	46,824,687	149,738,572	1,798,360,251
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	184,254,887	—	—	377,396	22,244,821	186,634,046
JPMorgan Corporate Bond Fund, Class R6 Shares	394,196,021	110,198,210	46,001,504	(1,843,823)	12,317,129	46,749,083	478,710,606
JPMorgan Disciplined Equity Fund, Class R6 Shares	713,822,255	207,120,685	165,239,984	8,016,386	10,409,691	31,250,707	684,390,480
JPMorgan Emerging Economies Fund, Class R5 Shares	70,072,223	41,835,651	111,987,880	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	126,521,212	—	—	1,291,840	10,759,526	114,911,742
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	106,104,761	27,561,517	39,903,344	(4,739,676)	5,561,517	11,629,595	95,362,678
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	103,710,583	63,616,605	13,816,830	(2,165,560)	1,399,087	7,191,269	148,427,787

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	$19,045,516	$—	$12,668,160	$(3,886,731)	$—	621,101	$5,124,085
JPMorgan Floating Rate Income Fund, Class R6 Shares	42,984,125	28,732,588	—	—	2,855,503	7,447,954	68,744,619
JPMorgan Growth Advantage Fund, Class R6 Shares	285,601,842	61,200,955	37,865,435	6,403,831	—	19,034,890	285,523,346
JPMorgan High Yield Fund, Class R6 Shares	269,825,091	182,002,296	45,279,972	(5,900,941)	22,178,282	54,853,502	391,105,472
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	103,992,859	23,997,073	—	—	2,079,898	12,489,806	129,269,490
JPMorgan International Equity Fund, Class R6 Shares	236,886,612	104,341,620	9,229,671	(1,602,601)	5,672,641	21,817,939	296,942,145
JPMorgan International Opportunities Fund, Class R6 Shares	182,774,258	141,295,485	9,869,164	(1,048,628)	1,589,586	21,459,294	296,138,260
JPMorgan Intrepid America Fund, Class R5 Shares	270,381,984	30,000,000	233,161,942	(43,847)	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	256,327,975	11,389,970	14,663,486	3,988,025	8,292,425	290,483,647
JPMorgan Intrepid International Fund, Class R6 Shares	—	337,931,002	32,026,397	(3,985,518)	4,947,173	16,462,927	295,344,918
JPMorgan Intrepid International Fund, Institutional Class Shares	245,381,379	—	225,908,304	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	152,566,544	17,415,163	14,507,885	3,848,140	415,166	3,279,561	142,464,135
JPMorgan Prime Money Market Fund, Institutional Class Shares	80,489,498	1,030,514,272	987,648,571	—	198,769	123,355,199	123,355,199
JPMorgan Real Return Fund, Institutional Class Shares	52,161,740	—	51,791,798	(2,044,492)	—	—	—
JPMorgan Realty Income Fund, Class R5 Shares	247,768,246	913,800	229,461,100	(566,802)	913,800	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	252,567,799	76,700,164	12,169,500	3,438,361	15,042,159	221,721,420
JPMorgan Small Cap Equity Fund, Class R5 Shares	36,288,118	11,477,380	9,869,156	1,760,977	229,205	775,089	36,870,994
JPMorgan Small Cap Growth Fund, Class R6 Shares	42,420,660	2,747,354	—	2,747,354	—	2,860,322	36,612,120
JPMorgan Small Cap Value Fund, Class R6 Shares	32,921,057	14,595,127	—	1,796,852	411,712	1,732,350	45,023,785
JPMorgan U.S. Equity Fund, Class R6 Shares	256,872,015	53,667,139	34,549,892	8,814,154	3,004,849	18,853,290	260,552,463
JPMorgan Value Advantage Fund, Institutional Class Shares	261,693,817	48,122,136	12,755,057	809,309	3,048,469	9,965,694	287,609,918

Total	$6,008,389,332			$27,572,515	$133,152,786		$6,737,975,341

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,297,106,748	$476,332,025	$379,498,777	$(4,410,005)	$35,713,193	119,627,329	$1,436,724,226
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	149,312,981	—	—	305,825	18,026,197	151,239,793
JPMorgan Corporate Bond Fund, Class R6 Shares	279,945,420	129,348,009	30,838,340	(1,173,749)	9,441,967	38,565,657	394,912,327
JPMorgan Disciplined Equity Fund, Class R6 Shares	720,706,005	272,278,263	167,170,829	9,115,359	11,088,755	34,477,063	755,047,673
JPMorgan Emerging Economies Fund, Class R5 Shares	85,332,130	41,906,763	128,072,070	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	153,817,198	—	—	1,459,408	13,130,976	140,238,820
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	90,970,917	15,099,668	44,765,307	(4,990,905)	4,099,668	7,529,744	61,743,899
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	116,989,348	76,668,471	18,134,507	(2,696,857)	1,644,495	8,238,379	170,040,142
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	14,319,983	—	—	—	—	1,742,090	14,372,246
JPMorgan Growth Advantage Fund, Class R6 Shares	292,001,301	87,064,453	18,699,132	8,774,699	—	22,518,330	337,774,957
JPMorgan High Yield Fund, Class R6 Shares	203,707,843	158,190,708	29,493,534	(3,826,213)	17,569,076	44,881,016	320,001,647
JPMorgan International Equity Fund, Class R6 Shares	237,530,594	130,408,757	—	—	6,176,055	24,335,927	331,211,961
JPMorgan International Opportunities Fund, Class R6 Shares	192,586,267	156,783,765	—	—	1,645,609	24,022,342	331,508,317
JPMorgan Intrepid America Fund, Class R5 Shares	277,655,058	18,999,983	244,205,391	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	325,110,091	31,925,398	12,294,522	4,206,294	9,142,621	320,266,016
JPMorgan Intrepid International Fund, Class R6 Shares	—	366,507,215	15,112,087	(2,665,127)	5,348,685	18,422,810	330,505,214
JPMorgan Intrepid International Fund, Institutional Class Shares	240,269,522	—	228,217,392	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	168,844,692	38,663,209	20,748,733	3,824,476	486,744	3,962,250	172,120,120
JPMorgan Prime Money Market Fund, Institutional Class Shares	81,171,875	1,203,853,648	1,125,114,178	—	224,974	159,911,345	159,911,345
JPMorgan Realty Income Fund, Class R5 Shares	236,477,403	9,401,000	236,259,563	318,927	902,412	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	262,692,526	61,168,705	10,631,833	3,527,947	16,282,413	240,002,768
JPMorgan Small Cap Equity Fund, Class R5 Shares	32,856,010	11,078,683	—	2,535,038	262,848	888,947	42,287,224

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2025 Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$43,350,621	$11,239,047	$—	$2,807,582	$—	3,662,629	$46,881,652
JPMorgan Small Cap Value Fund, Class R6 Shares	30,599,541	13,600,895	—	1,684,212	416,683	1,623,754	42,201,366
JPMorgan U.S. Equity Fund, Class R6 Shares	259,867,994	92,766,999	37,417,780	10,213,709	3,333,244	21,651,669	299,226,061
JPMorgan Value Advantage Fund, Institutional Class Shares	265,776,049	90,500,773	31,784,658	(1,106,860)	3,259,739	10,841,570	312,887,704

Total	$5,168,065,321			$41,330,641	$111,113,621		$6,411,105,478

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,049,100,276	$484,752,726	$479,729,054	$(5,174,127)	$26,975,637	90,499,897	$1,086,903,760
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	117,049,500	—	—	239,747	14,131,392	118,562,379
JPMorgan Corporate Bond Fund, Class R6 Shares	238,000,913	142,122,899	40,063,960	(1,617,592)	7,669,093	34,478,835	353,063,271
JPMorgan Disciplined Equity Fund, Class R6 Shares	1,038,662,476	357,747,290	250,613,743	14,825,895	15,419,172	47,661,790	1,043,793,196
JPMorgan Emerging Economies Fund, Class R5 Shares	59,305,382	65,728,857	124,497,272	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	164,720,082	10,037,583	(2,217,827)	1,464,293	13,595,895	145,204,162
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	80,047,633	32,009,453	106,155,308	(5,313,220)	2,438,099	401,320	3,290,826
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,905,688	125,189,416	33,560,040	(7,196,105)	1,718,209	9,586,765	197,870,826
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	15,973,560	—	—	—	—	1,943,255	16,031,858
JPMorgan Growth Advantage Fund, Class R6 Shares	402,654,952	100,236,681	45,035,280	10,062,298	—	28,474,175	427,112,631
JPMorgan High Yield Fund, Class R6 Shares	213,372,187	280,625,387	90,138,533	(12,037,439)	22,471,607	54,417,167	387,994,403
JPMorgan International Equity Fund, Class R6 Shares	317,999,987	166,350,088	12,454,350	(2,169,806)	7,942,302	31,137,509	423,781,491
JPMorgan International Opportunities Fund, Class R6 Shares	261,797,139	211,484,707	25,033,180	(2,803,362)	2,162,032	30,724,785	424,002,032
JPMorgan Intrepid America Fund, Class R5 Shares	372,947,176	11,999,997	305,089,013	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	378,896,175	30,504,085	17,192,139	5,472,034	11,264,360	394,590,543
JPMorgan Intrepid International Fund, Class R6 Shares	—	453,793,513	13,657,247	(2,116,378)	6,893,958	23,576,131	422,955,786
JPMorgan Intrepid International Fund, Institutional Class Shares	317,340,598	12,000,000	304,762,754	—	—	—	—

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2030 Fund (continued)
JPMorgan Mid Cap Equity Fund, Class R6 Shares	$218,140,434	$52,499,981	$18,028,641	$7,334,512	$645,990	5,379,631	$233,691,181
JPMorgan Prime Money Market Fund, Institutional Class Shares	100,249,646	1,413,112,422	1,394,816,905	—	151,533	118,545,163	118,545,163
JPMorgan Realty Income Fund, Class R5 Shares	301,108,644	1,110,526	282,646,530	203,873	1,110,526	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	320,983,452	76,273,600	13,867,514	4,434,155	20,347,112	299,916,427
JPMorgan Small Cap Equity Fund, Class R5 Shares	51,699,460	3,475,939	—	3,149,392	326,547	1,104,379	52,535,324
JPMorgan Small Cap Growth Fund, Class R6 Shares	51,118,299	12,592,462	—	3,310,652	—	4,260,976	54,540,497
JPMorgan Small Cap Value Fund, Class R6 Shares	44,443,618	14,802,307	—	2,246,506	555,798	2,165,864	56,290,799
JPMorgan U.S. Equity Fund, Class R6 Shares	341,106,075	130,091,271	66,009,241	11,902,028	4,389,257	27,699,906	382,812,700
JPMorgan Value Advantage Fund, Institutional Class Shares	367,109,729	81,387,636	23,046,965	300,279	4,381,469	14,192,327	409,590,569

Total	$5,954,083,872			$43,749,232	$116,861,458		$7,053,079,824

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$489,805,998	$262,883,051	$271,873,336	$(2,217,874)	$12,173,943	41,324,863	$496,311,604
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	58,054,965	—	—	118,908	7,008,793	58,803,775
JPMorgan Corporate Bond Fund, Class R6 Shares	108,550,822	80,818,811	6,993,710	(231,712)	3,677,046	18,450,633	188,934,484
JPMorgan Disciplined Equity Fund, Class R6 Shares	740,319,779	235,040,859	122,214,422	17,037,604	11,249,690	35,698,560	781,798,475
JPMorgan Emerging Economies Fund, Class R5 Shares	58,726,735	43,655,782	102,743,004	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	133,941,757	6,982,418	(1,722,934)	1,184,409	11,065,589	118,180,485
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	45,469,238	21,915,602	63,759,927	(3,706,168)	1,407,909	268,802	2,204,180
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	87,778,203	82,713,405	6,982,418	(1,231,265)	1,423,759	7,767,284	160,316,737
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,744,349	—	—	—	—	1,063,789	8,776,262
JPMorgan Growth Advantage Fund, Class R6 Shares	286,482,189	85,658,829	30,399,732	8,028,730	—	21,395,640	320,934,603
JPMorgan High Yield Fund, Class R6 Shares	132,840,332	193,540,809	57,470,367	(7,950,046)	14,718,698	36,347,277	259,156,087

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2035 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$234,251,585	$127,762,911	$—	$—	$6,105,917	23,906,986	$325,374,083
JPMorgan International Opportunities Fund, Class R6 Shares	206,562,707	150,732,989	12,381,975	(1,306,209)	1,666,272	23,587,019	325,500,865
JPMorgan Intrepid America Fund, Class R5 Shares	270,375,085	23,999,993	248,040,459	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	306,200,934	17,124,324	14,308,080	4,266,775	8,813,153	308,724,750
JPMorgan Intrepid International Fund, Class R6 Shares	—	345,161,218	—	—	5,145,899	18,093,482	324,597,075
JPMorgan Intrepid International Fund, Institutional Class Shares	233,031,773	12,300,000	234,097,533	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	149,598,234	37,624,768	—	7,391,841	457,827	4,006,047	174,022,699
JPMorgan Prime Money Market Fund, Institutional Class Shares	71,582,214	1,051,048,985	1,026,915,428	—	125,699	95,715,771	95,715,771
JPMorgan Realty Income Fund, Class R5 Shares	221,544,027	7,825,731	221,330,711	(883,232)	842,054	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	254,366,558	55,562,400	10,580,934	3,327,921	15,884,896	234,143,366
JPMorgan Small Cap Equity Fund, Class R5 Shares	33,940,601	12,956,289	—	2,678,560	277,729	939,276	44,681,338
JPMorgan Small Cap Growth Fund, Class R6 Shares	35,550,811	12,530,465	—	2,302,430	—	3,291,946	42,136,905
JPMorgan Small Cap Value Fund, Class R6 Shares	43,440,350	2,117,804	—	1,697,766	420,037	1,636,822	42,541,003
JPMorgan U.S. Equity Fund, Class R6 Shares	261,481,649	77,290,387	15,816,591	10,161,042	3,391,668	21,967,614	303,592,427
JPMorgan Value Advantage Fund, Institutional Class Shares	261,749,673	81,450,101	17,151,445	286,664	3,242,489	10,888,033	314,228,633

Total	$3,981,826,354			$55,224,211	$75,224,649		$4,930,675,607

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$342,360,185	$134,473,924	$221,316,028	$(1,879,640)	$7,036,194	21,994,744	$264,156,876
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	35,853,086	—	—	73,435	4,328,473	36,315,884
JPMorgan Corporate Bond Fund, Class R6 Shares	78,225,504	60,132,425	6,963,391	(289,064)	2,464,860	13,230,417	135,479,473
JPMorgan Disciplined Equity Fund, Class R6 Shares	834,017,898	215,988,037	129,590,400	17,703,062	12,247,835	38,441,969	841,879,118

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2040 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$75,275,781	$46,233,323	$121,402,380	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	169,727,611	18,659,520	(4,550,817)	1,516,492	13,049,340	139,366,954
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	42,993,214	19,163,243	58,637,603	(2,914,343)	1,273,147	282,093	2,313,166
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	108,716,245	81,858,145	—	—	1,560,810	9,026,490	186,306,754
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,381,690	—	—	—	—	1,141,325	9,415,930
JPMorgan Growth Advantage Fund, Class R6 Shares	323,390,794	87,154,045	19,232,938	9,980,864	—	24,443,387	366,650,798
JPMorgan High Yield Fund, Class R6 Shares	122,538,547	204,841,412	63,299,176	(8,097,290)	14,746,595	35,592,113	253,771,765
JPMorgan International Equity Fund, Class R6 Shares	270,180,247	135,070,953	—	—	6,797,616	26,703,115	363,429,390
JPMorgan International Opportunities Fund, Class R6 Shares	240,880,519	151,696,866	6,659,775	(767,889)	1,900,299	26,361,828	363,793,225
JPMorgan Intrepid America Fund, Class R5 Shares	319,284,474	15,000,000	267,302,586	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	347,414,404	19,918,896	16,113,752	4,743,459	10,428,159	365,298,403
JPMorgan Intrepid International Fund, Class R6 Shares	—	402,076,237	21,384,750	(3,271,207)	5,912,554	20,230,284	362,931,296
JPMorgan Intrepid International Fund, Institutional Class Shares	269,032,559	14,300,000	264,973,297	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,515,591	40,192,529	18,003,794	5,749,251	495,127	4,144,167	180,022,610
JPMorgan Prime Money Market Fund, Institutional Class Shares	73,339,307	1,034,413,162	1,021,009,654	—	118,909	86,742,815	86,742,815
JPMorgan Realty Income Fund, Class R5 Shares	256,023,673	944,247	240,751,629	(967,559)	944,247	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	275,512,459	57,140,628	12,182,869	3,794,858	18,039,051	265,895,616
JPMorgan Small Cap Equity Fund, Class R5 Shares	42,117,061	9,652,323	—	2,994,148	310,451	1,049,941	49,945,687
JPMorgan Small Cap Growth Fund, Class R6 Shares	51,485,262	12,088,586	—	3,334,418	—	4,239,435	54,264,773
JPMorgan Small Cap Value Fund, Class R6 Shares	37,333,630	22,291,419	6,357,372	621,946	462,781	1,939,488	50,407,285
JPMorgan U.S. Equity Fund, Class R6 Shares	314,193,640	69,319,243	19,600,704	13,611,997	3,917,885	24,756,481	342,134,566
JPMorgan Value Advantage Fund, Institutional Class Shares	306,058,943	73,934,616	21,917,469	106,673	3,668,829	11,940,280	344,596,468

Total	$4,289,344,764			$59,661,171	$73,986,383		$5,065,118,852

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$189,854,594	$81,128,787	$118,253,307	$(780,908)	$4,104,751	13,141,231	$157,826,187
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	21,761,384	—	—	44,572	2,627,188	22,042,109
JPMorgan Corporate Bond Fund, Class R6 Shares	39,203,934	40,669,243	—	57,642	1,401,101	8,046,312	82,394,239
JPMorgan Disciplined Equity Fund, Class R6 Shares	466,501,536	150,054,892	58,139,248	12,512,068	7,155,182	23,507,168	514,806,990
JPMorgan Emerging Economies Fund, Class R5 Shares	41,412,476	25,396,593	67,156,063	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	98,681,627	5,746,284	(1,388,414)	851,761	8,072,340	86,212,588
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,371,012	12,938,878	34,271,486	(2,095,272)	719,455	164,821	1,351,532
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,967,888	63,646,902	7,073,298	(1,402,414)	897,444	5,385,585	111,158,468
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,546,425	—	—	—	—	553,093	4,563,017
JPMorgan Growth Advantage Fund, Class R6 Shares	183,655,962	55,798,078	4,847,378	5,911,681	—	14,706,198	220,592,975
JPMorgan High Yield Fund, Class R6 Shares	73,755,659	120,981,154	34,900,157	(4,826,352)	8,577,607	21,656,619	154,411,694
JPMorgan International Equity Fund, Class R6 Shares	152,343,240	92,772,517	—	—	4,066,275	16,288,512	221,686,654
JPMorgan International Opportunities Fund, Class R6 Shares	134,352,988	100,249,460	—	—	1,080,887	16,076,079	221,849,890
JPMorgan Intrepid America Fund, Class R5 Shares	175,077,777	14,999,984	164,555,941	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	216,318,067	4,390,885	10,523,838	2,762,082	6,295,532	220,532,473
JPMorgan Intrepid International Fund, Class R6 Shares	—	234,676,178	—	—	3,373,719	12,276,147	220,234,080
JPMorgan Intrepid International Fund, Institutional Class Shares	147,062,595	8,000,000	149,147,181	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	87,711,277	35,011,123	3,872,528	3,873,184	286,680	2,558,786	111,153,650
JPMorgan Prime Money Market Fund, Institutional Class Shares	33,923,485	693,223,784	672,337,482	—	85,016	54,809,787	54,809,787
JPMorgan Realty Income Fund, Class R5 Shares	142,602,009	4,214,339	143,145,121	(636,284)	539,076	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	171,080,235	31,833,675	6,916,905	2,237,989	10,987,270	161,952,361
JPMorgan Small Cap Equity Fund, Class R5 Shares	29,322,470	5,698,475	3,742,222	978,266	185,208	625,035	29,732,928
JPMorgan Small Cap Growth Fund, Class R6 Shares	21,322,062	14,308,607	—	1,705,141	—	2,416,283	30,928,425
JPMorgan Small Cap Value Fund, Class R6 Shares	23,079,425	7,404,639	—	1,143,010	267,275	1,101,979	28,640,434
JPMorgan U.S. Equity Fund, Class R6 Shares	171,675,472	56,816,336	5,107,442	7,582,413	2,267,915	15,318,517	211,701,904

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2045 Fund (continued)
JPMorgan Value Advantage Fund, Institutional Class Shares	$170,300,840	$55,345,434	$3,956,480	$1,262,038	$2,101,115	7,448,679	$214,968,864

Total	$2,367,043,126			$41,336,542	$43,005,110		$3,083,551,249

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$145,193,247	$80,373,114	$99,702,994	$(613,337)	$3,310,869	10,823,666	$129,992,230
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	17,802,221	—	—	36,462	2,149,203	18,031,809
JPMorgan Corporate Bond Fund, Class R6 Shares	34,089,859	35,266,672	3,509,171	(171,709)	1,141,307	6,625,142	67,841,456
JPMorgan Disciplined Equity Fund, Class R6 Shares	367,599,802	151,343,702	63,383,195	8,645,855	5,808,121	19,208,249	420,660,661
JPMorgan Emerging Economies Fund, Class R5 Shares	28,004,684	24,974,059	52,950,262	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	77,164,635	6,752,323	(1,531,462)	677,059	6,212,110	66,345,335
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,209,980	10,793,740	27,375,155	(1,555,133)	577,270	132,193	1,083,984
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	50,557,845	51,228,835	8,186,599	(1,506,811)	741,895	4,469,155	92,243,361
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,606,126	—	—	—	—	438,701	3,619,287
JPMorgan Growth Advantage Fund, Class R6 Shares	144,041,117	63,635,028	10,737,435	4,458,124	—	12,422,988	186,344,813
JPMorgan High Yield Fund, Class R6 Shares	58,440,010	102,091,242	29,501,438	(4,025,897)	7,061,479	17,748,859	126,549,368
JPMorgan International Equity Fund, Class R6 Shares	117,395,718	86,430,747	3,133,541	(555,199)	3,322,497	13,349,733	181,689,864
JPMorgan International Opportunities Fund, Class R6 Shares	104,452,263	87,745,434	—	—	870,717	13,180,070	181,884,964
JPMorgan Intrepid America Fund, Class R5 Shares	138,460,512	13,500,019	130,673,318	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	179,824,251	7,315,489	8,007,163	2,268,177	5,144,673	180,217,907
JPMorgan Intrepid International Fund, Class R6 Shares	—	195,902,923	3,133,546	(467,518)	2,800,341	10,113,492	181,436,052
JPMorgan Intrepid International Fund, Institutional Class Shares	120,078,560	—	114,762,484	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	69,482,570	30,828,623	3,689,532	3,010,977	233,113	2,073,499	90,072,794
JPMorgan Prime Money Market Fund, Institutional Class Shares	25,214,584	705,230,183	677,066,712	—	65,159	53,378,055	53,378,055
JPMorgan Realty Income Fund, Class R5 Shares	112,057,520	7,288,427	116,145,734	(525,531)	438,714	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	141,374,222	27,139,588	5,605,380	1,824,054	9,017,329	132,915,426

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2050 Fund (continued)
JPMorgan Small Cap Equity Fund, Class R5 Shares	$23,389,366	$1,572,551	$—	$1,424,819	$147,733	499,633	$23,767,520
JPMorgan Small Cap Growth Fund, Class R6 Shares	18,840,531	9,524,068	—	1,548,117	—	1,872,137	23,963,354
JPMorgan Small Cap Value Fund, Class R6 Shares	18,287,028	7,074,873	—	837,016	217,715	939,799	24,425,385
JPMorgan U.S. Equity Fund, Class R6 Shares	133,005,287	58,235,417	7,175,481	6,143,097	1,891,465	12,630,450	174,552,816
JPMorgan Value Advantage Fund, Institutional Class Shares	134,363,272	54,494,181	11,235,333	314,099	1,720,154	5,967,301	172,216,294

Total	$1,864,769,881			$29,042,050	$35,154,301		$2,533,232,735

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$26,241,476	$25,594,552	$20,542,292	$(89,374)	$727,551	2,689,891	$32,305,587
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	4,437,543	—	—	9,088	535,694	4,494,475
JPMorgan Corporate Bond Fund, Class R6 Shares	5,845,320	10,734,783	—	9,926	246,223	1,669,533	17,096,019
JPMorgan Disciplined Equity Fund, Class R6 Shares	64,419,059	56,554,832	6,843,067	2,447,090	1,304,017	4,928,833	107,941,451
JPMorgan Emerging Economies Fund, Class R5 Shares	5,257,868	5,757,858	11,015,984	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	18,907,029	819,076	(193,433)	146,476	1,617,720	17,277,250
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,986,451	2,907,093	5,589,463	(267,668)	107,093	25,987	213,097
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,560,429	16,764,457	2,388,390	(404,790)	158,326	1,123,218	23,183,226
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	723,213	—	—	—	—	87,982	725,852
JPMorgan Growth Advantage Fund, Class R6 Shares	25,484,633	23,706,968	—	1,088,517	—	3,146,280	47,194,201
JPMorgan High Yield Fund, Class R6 Shares	10,113,255	27,325,507	4,741,760	(576,598)	1,538,620	4,505,332	32,123,016
JPMorgan International Equity Fund, Class R6 Shares	21,037,037	29,129,159	—	—	801,521	3,410,269	46,413,762
JPMorgan International Opportunities Fund, Class R6 Shares	19,528,075	28,821,223	—	—	186,980	3,366,552	46,458,416
JPMorgan Intrepid America Fund, Class R5 Shares	24,709,734	6,332,587	29,729,320	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	46,992,969	—	1,915,444	472,946	1,309,917	45,886,410
JPMorgan Intrepid International Fund, Class R6 Shares	—	49,214,859	—	—	579,273	2,582,324	46,326,888
JPMorgan Intrepid International Fund, Institutional Class Shares	21,044,197	600,000	21,132,930	—	—	—	—
JPMorgan Mid Cap Equity Fund, Class R6 Shares	12,952,342	11,075,313	—	757,652	48,871	527,530	22,915,890

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement 2055 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$7,317,565	$200,466,132	$193,772,198	$—	$17,703	14,011,499	$14,011,499
JPMorgan Realty Income Fund, Class R5 Shares	20,138,181	2,623,216	23,153,309	—	83,215	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	35,133,560	4,396,760	1,038,468	406,424	2,302,496	33,938,790
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,370,071	2,776,939	—	309,587	32,100	126,002	5,993,893
JPMorgan Small Cap Growth Fund, Class R6 Shares	3,922,139	2,946,068	—	319,169	—	480,954	6,156,206
JPMorgan Small Cap Value Fund, Class R6 Shares	3,235,532	3,663,147	—	188,690	51,132	258,349	6,714,497
JPMorgan U.S. Equity Fund, Class R6 Shares	23,679,255	22,027,181	—	1,467,690	413,248	3,189,013	44,072,162
JPMorgan Value Advantage Fund, Institutional Class Shares	23,552,824	22,133,376	666,300	208,828	351,101	1,538,316	44,395,808

Total	$334,118,656			$8,219,198	$7,681,908		$645,838,395

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows:

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$106,508	$2,844	$9,265	$3,103	$18,525	$9,217	$149,462
Sub-transfer agency fees	383,305	15,524	105,284	—	467,740	188,062	1,159,915
JPMorgan SmartRetirement 2015 Fund
Transfer agency fees	81,592	3,550	10,113	2,517	21,684	8,363	127,819
Sub-transfer agency fees	345,961	17,065	104,309	—	585,692	181,426	1,234,453
JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	122,034	7,943	15,711	3,656	38,414	14,423	202,181
Sub-transfer agency fees	806,334	38,187	247,009	—	1,279,775	496,179	2,867,484
JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	127,941	8,589	14,870	3,542	35,217	12,565	202,724
Sub-transfer agency fees	745,106	36,255	233,323	—	1,269,143	426,999	2,710,826
JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	146,028	10,675	17,035	3,458	38,654	15,017	230,867
Sub-transfer agency fees	1,059,322	43,239	335,705	—	1,584,038	623,551	3,645,855
JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	124,788	7,268	14,288	3,184	30,783	11,387	191,698
Sub-transfer agency fees	825,204	19,057	261,544	—	1,306,199	444,510	2,856,514
JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	126,865	9,076	16,610	3,201	32,754	13,510	202,016
Sub-transfer agency fees	1,136,360	41,609	361,916	—	1,623,419	662,470	3,825,774

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class	Total
JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	$99,670	$7,025	$13,481	$2,553	$24,435	$9,327	$156,491
Sub-transfer agency fees	860,354	29,414	275,458	—	1,209,809	479,468	2,854,503
JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	76,674	8,235	15,435	2,247	22,285	10,899	135,775
Sub-transfer agency fees	1,068,312	38,411	315,404	—	1,131,066	689,111	3,242,304
JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	36,695	3,894	7,637	1,877	11,578	7,300	68,981
Sub-transfer agency fees	253,855	11,058	109,860	—	283,507	131,226	789,506

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
JPMorgan SmartRetirement Income Fund	$(1)	$7,554,655	$(7,554,654)
JPMorgan SmartRetirement 2015 Fund	—	10,365,874	(10,365,874)
JPMorgan SmartRetirement 2020 Fund	(1)	26,345,009	(26,345,008)
JPMorgan SmartRetirement 2025 Fund	—	27,181,818	(27,181,818)
JPMorgan SmartRetirement 2030 Fund	—	36,076,607	(36,076,607)
JPMorgan SmartRetirement 2035 Fund	—	26,422,052	(26,422,052)
JPMorgan SmartRetirement 2040 Fund	—	29,049,800	(29,049,800)
JPMorgan SmartRetirement 2045 Fund	—	16,685,081	(16,685,081)
JPMorgan SmartRetirement 2050 Fund	—	13,825,253	(13,825,253)
JPMorgan SmartRetirement 2055 Fund	—	2,955,407	(2,955,407)

The reclassifications for the Funds relate primarily to investments in regulated investments companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$6,652	$585
JPMorgan SmartRetirement 2015 Fund	19,956	11
JPMorgan SmartRetirement 2020 Fund	37,667	166
JPMorgan SmartRetirement 2025 Fund	52,344	2,513
JPMorgan SmartRetirement 2030 Fund	50,135	541
JPMorgan SmartRetirement 2035 Fund	41,141	228
JPMorgan SmartRetirement 2040 Fund	33,320	1,651
JPMorgan SmartRetirement 2045 Fund	32,772	613
JPMorgan SmartRetirement 2050 Fund	27,167	226
JPMorgan SmartRetirement 2055 Fund	9,234	38

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund*	0.29%	0.94%	0.54%	0.00%	0.06%	0.19%
JPMorgan SmartRetirement 2015 Fund**	0.31	0.96	0.56	0.00	0.08	0.21
JPMorgan SmartRetirement 2020 Fund**	0.31	0.96	0.56	0.00	0.08	0.21
JPMorgan SmartRetirement 2025 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2030 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2035 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2040 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2045 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2050 Fund***	0.32	0.97	0.57	0.00	0.08	0.22
JPMorgan SmartRetirement 2055 Fund***	0.32	0.97	0.57	0.00	0.08	0.22

*	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement Income Fund were 0.27%, 0.92%, 0.52%, 0.04% and 0.17% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
**	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement 2015 Fund and SmartRetirement 2020 Fund were 0.28%, 0.93%, 0.53%, 0.05% and 0.18% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
***	Prior to November 1, 2015, the contractual expense limitations for SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund and SmartRetirement 2055 Fund were 0.29%, 0.94%, 0.54%, 0.05% and 0.19% for Class A, Class C Class R2, Institutional Class and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

The Underlying Funds may impose separate shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares. Effective November 1, 2015 the Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Funds’ investment in such money market funds.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$3,014,965	$456,078
JPMorgan SmartRetirement 2015 Fund	3,443,783	189,545
JPMorgan SmartRetirement 2020 Fund	7,870,739	381,396
JPMorgan SmartRetirement 2025 Fund	7,216,878	246,248
JPMorgan SmartRetirement 2030 Fund	8,559,144	468,748
JPMorgan SmartRetirement 2035 Fund	6,072,845	488,061
JPMorgan SmartRetirement 2040 Fund	6,606,825	1,033,992
JPMorgan SmartRetirement 2045 Fund	3,978,526	1,116,028
JPMorgan SmartRetirement 2050 Fund	3,499,402	1,558,777
JPMorgan SmartRetirement 2055 Fund	761,236	476,739

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$688,512,445	$537,954,564	$6,575,064	$7,295,000
JPMorgan SmartRetirement 2015 Fund	728,937,113	783,677,188	8,208,128	9,670,000
JPMorgan SmartRetirement 2020 Fund	2,106,723,727	1,179,397,683	21,158,584	22,205,000
JPMorgan SmartRetirement 2025 Fund	2,267,060,256	902,800,977	18,666,822	25,645,000
JPMorgan SmartRetirement 2030 Fund	2,716,010,944	1,331,696,981	39,732,696	46,180,000
JPMorgan SmartRetirement 2035 Fund	1,858,632,306	699,013,064	27,703,488	30,275,000
JPMorgan SmartRetirement 2040 Fund	1,744,189,236	702,382,439	28,488,357	30,980,000
JPMorgan SmartRetirement 2045 Fund	1,173,648,621	325,834,386	17,280,127	17,460,000
JPMorgan SmartRetirement 2050 Fund	1,081,437,189	319,470,822	13,915,114	13,670,000
JPMorgan SmartRetirement 2055 Fund	371,128,676	45,987,109	3,422,810	2,085,000
5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,040,936,159	$146,391,641	$20,066,128	$126,325,513
JPMorgan SmartRetirement 2015 Fund	2,388,681,297	179,307,240	26,430,032	152,877,208
JPMorgan SmartRetirement 2020 Fund	6,518,353,112	431,876,400	115,044,421	316,831,979
JPMorgan SmartRetirement 2025 Fund	6,267,976,705	315,592,795	145,593,020	169,999,775
JPMorgan SmartRetirement 2030 Fund	6,795,046,925	458,154,581	153,318,389	304,836,192
JPMorgan SmartRetirement 2035 Fund	4,871,731,258	254,313,842	154,707,600	99,606,242
JPMorgan SmartRetirement 2040 Fund	4,893,930,539	365,440,334	154,143,845	211,296,489
JPMorgan SmartRetirement 2045 Fund	3,083,249,368	138,882,555	114,285,178	24,597,377
JPMorgan SmartRetirement 2050 Fund	2,524,572,374	117,792,859	89,300,747	28,492,112
JPMorgan SmartRetirement 2055 Fund	661,479,606	13,929,661	24,944,064	(11,014,403)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$47,042,087	$7,443,556	$54,485,643
JPMorgan SmartRetirement 2015 Fund	61,438,226	22,943,651	84,381,877
JPMorgan SmartRetirement 2020 Fund	148,462,199	62,247,837	210,710,036
JPMorgan SmartRetirement 2025 Fund	125,449,034	59,843,401	185,292,435
JPMorgan SmartRetirement 2030 Fund	135,322,762	71,805,833	207,128,595
JPMorgan SmartRetirement 2035 Fund	88,141,177	51,933,668	140,074,845
JPMorgan SmartRetirement 2040 Fund	90,542,882	57,897,984	148,440,866
JPMorgan SmartRetirement 2045 Fund	51,930,642	32,384,541	84,315,183
JPMorgan SmartRetirement 2050 Fund	42,572,855	25,066,438	67,639,293
JPMorgan SmartRetirement 2055 Fund	9,419,283	3,381,688	12,800,971

*	Short-term gains are treated as ordinary income for income tax purposes.

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$48,522,929	$—	$48,522,929
JPMorgan SmartRetirement 2015 Fund	63,094,509	7,131,823	70,226,332
JPMorgan SmartRetirement 2020 Fund	146,844,981	54,033,210	200,878,191
JPMorgan SmartRetirement 2025 Fund	120,980,749	45,045,457	166,026,206
JPMorgan SmartRetirement 2030 Fund	141,587,817	62,450,395	204,038,212
JPMorgan SmartRetirement 2035 Fund	91,374,412	38,451,184	129,825,596
JPMorgan SmartRetirement 2040 Fund	99,967,271	46,700,471	146,667,742
JPMorgan SmartRetirement 2045 Fund	52,650,609	21,656,376	74,306,985
JPMorgan SmartRetirement 2050 Fund	40,634,763	17,343,803	57,978,566
JPMorgan SmartRetirement 2055 Fund	5,726,874	941,850	6,668,724

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,300,525	$(7,621,569)	$127,431,913
JPMorgan SmartRetirement 2015 Fund	1,637,129	(14,590,200)	154,292,590
JPMorgan SmartRetirement 2020 Fund	3,482,623	39,179,898	320,185,939
JPMorgan SmartRetirement 2025 Fund	3,009,005	57,608,920	173,038,205
JPMorgan SmartRetirement 2030 Fund	5,556,304	58,114,268	312,368,201
JPMorgan SmartRetirement 2035 Fund	3,768,978	46,219,438	104,814,724
JPMorgan SmartRetirement 2040 Fund	3,852,412	52,928,961	216,671,086
JPMorgan SmartRetirement 2045 Fund	2,206,101	34,929,608	27,781,194
JPMorgan SmartRetirement 2050 Fund	1,865,207	29,725,698	31,096,072
JPMorgan SmartRetirement 2055 Fund	425,968	7,073,378	(10,382,074)

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and mark to market of futures contracts.

As of June 30, 2016, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Income Fund	$5,334,847	$2,286,722
JPMorgan SmartRetirement 2015 Fund	7,227,322	7,362,878

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the Funds deferred to July 1, 2016 net capital losses of:

	Net Capital Loss
	Short-Term	Long-Term
JPMorgan SmartRetirement Income Fund	$1,568,269	$—
JPMorgan SmartRetirement 2015 Fund	6,067,731	(2,150,260)
JPMorgan SmartRetirement 2020 Fund	1,545,430	—
JPMorgan SmartRetirement 2030 Fund	1,406,104	—
JPMorgan SmartRetirement 2035 Fund	1,245,351	—
JPMorgan SmartRetirement 2040 Fund	613,112	—

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for, or at any time during, the year ended June 30, 2016, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2020 Fund	35,008,741	0.30%	1	$292
JPMorgan SmartRetirement 2030 Fund	69,779,430	0.30%	1	582
JPMorgan SmartRetirement 2040 Fund	78,888,040	0.30%	1	657
JPMorgan SmartRetirement 2050 Fund	26,284,524	0.30%	1	219

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds each had omnibus accounts which represented the following percentage of each Fund’s net assets:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	4	27.7%
JPMorgan SmartRetirement 2015 Fund	3	33.3
JPMorgan SmartRetirement 2020 Fund	3	34.0
JPMorgan SmartRetirement 2025 Fund	3	33.4
JPMorgan SmartRetirement 2030 Fund	3	31.4
JPMorgan SmartRetirement 2035 Fund	3	34.2
JPMorgan SmartRetirement 2040 Fund	3	32.5
JPMorgan SmartRetirement 2045 Fund	3	36.7
JPMorgan SmartRetirement 2050 Fund	3	33.8
JPMorgan SmartRetirement 2055 Fund	3	37.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

As of June 30, 2016, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Commodities Strategy Fund	59.4%
JPMorgan Core Bond Fund	21.9%
JPMorgan Core Plus Bond Fund	11.7%
JPMorgan Corporate Bond Fund	83.4%
JPMorgan Disciplined Equity Fund	68.7%
JPMorgan Emerging Economies Fund	68.0%
JPMorgan Emerging Markets Debt Fund	26.0%
JPMorgan Emerging Markets Equity Fund	47.3%
JPMorgan Emerging Markets Local Currency Debt Fund	85.6%
JPMorgan Floating Rate Income Fund	10.3%
JPMorgan Growth Advantage Fund	39.0%
JPMorgan High Yield Fund	21.4%
JPMorgan Inflation Managed Bond Fund	24.4%
JPMorgan International Equity Fund	71.8%
JPMorgan International Opportunities Fund	90.1%
JPMorgan Intrepid America Fund	60.9%
JPMorgan Intrepid International Fund	93.2%
JPMorgan Mid Cap Equity Fund	50.7%
JPMorgan Realty Income Fund	71.6%
JPMorgan Small Cap Growth Fund	30.3%
JPMorgan Small Cap Value Fund	18.1%
JPMorgan U.S. Equity Fund	16.8%
JPMorgan Value Advantage Fund	22.1%

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	123

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,032.00	$1.47	0.29%
Hypothetical	1,000.00	1,023.42	1.46	0.29
Class C
Actual	1,000.00	1,028.80	4.74	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R2
Actual	1,000.00	1,030.80	2.73	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,034.00	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,033.70	0.30	0.06
Hypothetical	1,000.00	1,024.57	0.30	0.06
Select Class
Actual	1,000.00	1,033.10	0.96	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19

JPMorgan SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,030.80	1.57	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31
Class C
Actual	1,000.00	1,027.70	4.84	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,029.60	$2.83	0.56%
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	1,032.30	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,032.50	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,031.30	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21

JPMorgan SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,029.00	1.56	0.31
Hypothetical	1,000.00	1,023.32	1.56	0.31
Class C
Actual	1,000.00	1,025.80	4.84	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class R2
Actual	1,000.00	1,027.90	2.82	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	1,031.00	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,030.10	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,029.40	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,024.40	1.61	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,020.70	4.87	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,023.30	2.87	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,025.90	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,025.50	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,024.90	1.11	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,018.60	$1.61	0.32%
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,015.50	4.86	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,017.50	2.86	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,020.70	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,019.70	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,019.10	1.10	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,015.10	1.60	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,011.80	4.85	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,013.90	2.85	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,017.10	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,016.70	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,016.00	1.10	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JPMorgan SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,012.60	1.60	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,009.00	4.85	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,011.00	2.85	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,014.10	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,013.70	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,013.10	$1.10	0.22%
Hypothetical	1,000.00	1,023.77	1.11	0.22

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,011.90	1.60	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,008.90	4.84	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,010.80	2.85	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,014.00	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,013.00	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,012.90	1.10	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JPMorgan SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,012.00	1.60	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,008.90	4.84	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,010.90	2.85	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57
Class R6
Actual	1,000.00	1,013.40	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,013.60	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,012.40	1.10	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,012.70	1.60	0.32
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	1,009.60	4.85	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class R2
Actual	1,000.00	1,011.50	2.85	0.57
Hypothetical	1,000.00	1,022.03	2.87	0.57

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2055 Fund (continued)
Class R6
Actual	$1,000.00	$1,014.60	$0.00	0.00%
Hypothetical	1,000.00	1,024.86	0.00	0.00
Institutional Class
Actual	1,000.00	1,014.20	0.40	0.08
Hypothetical	1,000.00	1,024.47	0.40	0.08
Select Class
Actual	1,000.00	1,013.10	1.10	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2016

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2016:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	13.62%
JPMorgan SmartRetirement 2015 Fund	14.37
JPMorgan SmartRetirement 2020 Fund	17.43
JPMorgan SmartRetirement 2025 Fund	21.99
JPMorgan SmartRetirement 2030 Fund	27.09
JPMorgan SmartRetirement 2035 Fund	30.94
JPMorgan SmartRetirement 2040 Fund	32.94
JPMorgan SmartRetirement 2045 Fund	33.28
JPMorgan SmartRetirement 2050 Fund	33.54
JPMorgan SmartRetirement 2055 Fund	33.54

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$7,443,556
JPMorgan SmartRetirement 2015 Fund	22,943,651
JPMorgan SmartRetirement 2020 Fund	62,247,837
JPMorgan SmartRetirement 2025 Fund	59,843,401
JPMorgan SmartRetirement 2030 Fund	71,805,833
JPMorgan SmartRetirement 2035 Fund	51,933,668
JPMorgan SmartRetirement 2040 Fund	57,897,984
JPMorgan SmartRetirement 2045 Fund	32,384,541
JPMorgan SmartRetirement 2050 Fund	25,066,438
JPMorgan SmartRetirement 2055 Fund	3,381,688

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$16,115,260
JPMorgan SmartRetirement 2015 Fund	21,622,046
JPMorgan SmartRetirement 2020 Fund	60,753,831
JPMorgan SmartRetirement 2025 Fund	62,308,213
JPMorgan SmartRetirement 2030 Fund	80,806,468
JPMorgan SmartRetirement 2035 Fund	60,107,360
JPMorgan SmartRetirement 2040 Fund	64,666,183
JPMorgan SmartRetirement 2045 Fund	37,550,791
JPMorgan SmartRetirement 2050 Fund	30,937,366
JPMorgan SmartRetirement 2055 Fund	6,587,236

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2016 will be disclosed in the semi-annual report for the period ended December 31, 2016.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT FUNDS	131

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-SR-616

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2016

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2016
JPMorgan SmartRetirement® Blend Income Fund	2.64%	3.33%	S&P Target Date Retirement Income Index	$58,525,896

JPMorgan SmartRetirement® Blend 2015 Fund	2.57%	2.47%	S&P Target Date 2015 Index	$56,084,007

JPMorgan SmartRetirement® Blend 2020 Fund	2.41%	2.03%	S&P Target Date 2020 Index	$171,118,119

JPMorgan SmartRetirement® Blend 2025 Fund	1.97%	1.62%	S&P Target Date 2025 Index	$158,412,950

JPMorgan SmartRetirement® Blend 2030 Fund	1.28%	1.24%	S&P Target Date 2030 Index	$157,367,991

JPMorgan SmartRetirement® Blend 2035 Fund	0.86%	0.86%	S&P Target Date 2035 Index	$116,001,713

JPMorgan SmartRetirement® Blend 2040 Fund	0.42%	0.57%	S&P Target Date 2040 Index	$110,190,272

JPMorgan SmartRetirement® Blend 2045 Fund	0.51%	0.32%	S&P Target Date 2045 Index	$67,874,680

JPMorgan SmartRetirement® Blend 2050 Fund	0.51%	0.07%	S&P Target Date 2050 Index	$48,943,141

JPMorgan SmartRetirement® Blend 2055 Fund	0.66%	(0.14)%	S&P Target Date 2055 Index	$19,842,533

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	53.8%
U.S. Equity	22.3
International Equity	11.0
Money Market	9.8
Alternative Assets	3.1
U.S. Treasury Obligation	0.0 (a)

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	54.4%
U.S. Equity	22.7
International Equity	11.0
Money Market	8.8
Alternative Assets	3.1
U.S. Treasury Obligation	0.0 (a)

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	47.7%
U.S. Equity	31.1
International Equity	16.2
Alternative Assets	3.5
Money Market	1.4
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	38.1%
U.S. Equity	37.0
International Equity	19.6
Alternative Assets	3.8
Money Market	1.4
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	42.7%
Fixed Income	28.1
International Equity	23.1
Alternative Assets	4.2
Money Market	1.8
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	46.6%
International Equity	25.4
Fixed Income	21.0
Alternative Assets	4.7
Money Market	2.0
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	50.5%
International Equity	28.0
Fixed Income	14.1
Alternative Assets	5.2
Money Market	1.9
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	50.4%
International Equity	28.0
Fixed Income	14.1
Alternative Assets	5.2
Money Market	1.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	50.2%
International Equity	27.8
Fixed Income	14.2
Alternative Assets	5.2
Money Market	2.3
U.S. Treasury Obligation	0.3

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	50.4%
International Equity	27.9
Fixed Income	14.2
Alternative Assets	5.2
Money Market	2.1
U.S. Treasury Obligation	0.2

*	The percentages indicated are based on total investments as of June 30, 2016. Each Fund’s Portfolio composition is subject to change.
(a)	Rounds to less than 0.05%

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (S&P 500) down 3.94% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked one of the single worst days in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, U.S. equities outperformed equities in both developed and emerging markets. U.S. corporate bonds and emerging market debt also provided positive returns for the twelve month reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Seven out of ten JPMorgan SmartRetirement Blend Funds’ (Class R6 Shares) (the “Funds”) outperformed their respective S&P Target Date indexes for the twelve months ended June 30, 2016. The SmartRetirement Blend Income Fund and the SmartRetirement Blend 2040 Fund underperformed their respective S&P Target Date indexes, while the SmartRetirement Blend 2035 Fund matched the performance of its S&P Target Date index. Each Fund’s investment in the JPMorgan High Yield Fund detracted from performance relative to the respective indexes. However, each Fund’s investment in the JPMorgan Emerging Markets Equity Fund made a positive contribution to relative performance.

The Funds’ strategic allocations to underlying funds that invested in real estate investment trusts made a positive contribution to the Funds’ absolute performance, while the strategic allocation to emerging markets equity detracted from absolute performance. From a tactical perspective, the Funds’ underweight positions in emerging markets debt detracted from absolute performance, while the Funds’ underweight positions in emerging market equity contributed to absolute performance.

Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(2.40)%	2.77%	3.30%
Without Sales Charge		2.23	4.37	4.50
CLASS C SHARES	July 2, 2012
With CDSC**		0.61	3.73	3.87
Without CDSC		1.61	3.73	3.87
CLASS R2 SHARES	July 2, 2012	1.97	4.11	4.24
CLASS R5 SHARES	July 2, 2012	2.58	4.73	4.87
CLASS R6 SHARES	July 2, 2012	2.64	4.78	4.93
SELECT CLASS SHARES	July 2, 2012	2.39	4.54	4.67

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(2.43)%	3.40%	4.23%
Without Sales Charge		2.15	5.00	5.44
CLASS C SHARES	July 2, 2012
With CDSC**		0.54	4.36	4.81
Without CDSC		1.54	4.36	4.81
CLASS R2 SHARES	July 2, 2012	1.84	4.72	5.17
CLASS R5 SHARES	July 2, 2012	2.45	5.35	5.79
CLASS R6 SHARES	July 2, 2012	2.57	5.39	5.86
SELECT CLASS SHARES	July 2, 2012	2.29	5.15	5.59

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(2.52)%	4.32%	5.46%
Without Sales Charge		2.06	5.94	6.69
CLASS C SHARES	July 2, 2012
With CDSC**		0.39	5.32	6.05
Without CDSC		1.39	5.32	6.05
CLASS R2 SHARES	July 2, 2012	1.74	5.66	6.41
CLASS R5 SHARES	July 2, 2012	2.41	6.31	7.06
CLASS R6 SHARES	July 2, 2012	2.41	6.36	7.11
SELECT CLASS SHARES	July 2, 2012	2.16	6.10	6.85

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(2.99)%	4.78%	6.20%
Without Sales Charge		1.56	6.41	7.44
CLASS C SHARES	July 2, 2012
With CDSC**		(0.05)	5.76	6.80
Without CDSC		0.95	5.76	6.80
CLASS R2 SHARES	July 2, 2012	1.31	6.13	7.16
CLASS R5 SHARES	July 2, 2012	1.92	6.76	7.82
CLASS R6 SHARES	July 2, 2012	1.97	6.83	7.86
SELECT CLASS SHARES	July 2, 2012	1.73	6.57	7.60

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(3.66)%	5.13%	6.79%
Without Sales Charge		0.88	6.76	8.03
CLASS C SHARES	July 2, 2012
With CDSC**		(0.78)	6.10	7.37
Without CDSC		0.22	6.10	7.37
CLASS R2 SHARES	July 2, 2012	0.62	6.48	7.75
CLASS R5 SHARES	July 2, 2012	1.23	7.12	8.40
CLASS R6 SHARES	July 2, 2012	1.28	7.18	8.46
SELECT CLASS SHARES	July 2, 2012	1.04	6.90	8.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(4.00)%	5.36%	7.28%
Without Sales Charge		0.51	6.99	8.53
CLASS C SHARES	July 2, 2012
With CDSC**		(1.10)	6.37	7.88
Without CDSC		(0.10)	6.37	7.88
CLASS R2 SHARES	July 2, 2012	0.26	6.73	8.26
CLASS R5 SHARES	July 2, 2012	0.81	7.37	8.91
CLASS R6 SHARES	July 2, 2012	0.86	7.42	8.95
SELECT CLASS SHARES	July 2, 2012	0.62	7.15	8.69

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(4.46)%	5.52%	7.47%
Without Sales Charge		0.02	7.15	8.72
CLASS C SHARES	July 2, 2012
With CDSC**		(1.59)	6.50	8.07
Without CDSC		(0.59)	6.50	8.07
CLASS R2 SHARES	July 2, 2012	(0.23)	6.87	8.44
CLASS R5 SHARES	July 2, 2012	0.37	7.53	9.11
CLASS R6 SHARES	July 2, 2012	0.42	7.58	9.15
SELECT CLASS SHARES	July 2, 2012	0.18	7.31	8.89

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(4.40)%	5.49%	7.46%
Without Sales Charge		0.11	7.12	8.71
CLASS C SHARES	July 2, 2012
With CDSC**		(1.50)	6.49	8.06
Without CDSC		(0.50)	6.49	8.06
CLASS R2 SHARES	July 2, 2012	(0.15)	6.84	8.43
CLASS R5 SHARES	July 2, 2012	0.46	7.50	9.09
CLASS R6 SHARES	July 2, 2012	0.51	7.56	9.15
SELECT CLASS SHARES	July 2, 2012	0.27	7.27	8.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(4.40)%	5.47%	7.46%
Without Sales Charge		0.11	7.11	8.71
CLASS C SHARES	July 2, 2012
With CDSC**		(1.50)	6.48	8.06
Without CDSC		(0.50)	6.48	8.06
CLASS R2 SHARES	July 2, 2012	(0.15)	6.86	8.44
CLASS R5 SHARES	July 2, 2012	0.46	7.50	9.09
CLASS R6 SHARES	July 2, 2012	0.51	7.55	9.15
SELECT CLASS SHARES	July 2, 2012	0.27	7.27	8.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(4.24)%	5.44%	7.41%
Without Sales Charge		0.25	7.08	8.66
CLASS C SHARES	July 2, 2012
With CDSC**		(1.35)	6.43	7.99
Without CDSC		(0.35)	6.43	7.99
CLASS R2 SHARES	July 2, 2012	0.00 (a)	6.80	8.38
CLASS R5 SHARES	July 2, 2012	0.56	7.43	9.02
CLASS R6 SHARES	July 2, 2012	0.66	7.50	9.08
SELECT CLASS SHARES	July 2, 2012	0.43	7.23	8.82

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
(a)	Amount rounds to less than 0.005%

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055 Index and the Lipper Mixed-Asset Target 2055 Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055 Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation

Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 55.7%
	Fixed Income — 24.4%
88,011	iShares Core U.S. Aggregate Bond ETF	9,907,398
37,418	iShares TIPS Bond ETF	4,365,558

	Total Fixed Income	14,272,956

	International Equity — 9.0%
93,744	iShares Core MSCI EAFE ETF	4,864,376
9,757	iShares Core MSCI Emerging Markets ETF	408,135

	Total International Equity	5,272,511

	U.S. Equity — 22.3%
5,403	iShares Russell 2000 ETF	621,183
7,623	iShares Russell Mid-Cap ETF	1,281,731
57,971	Vanguard S&P 500 ETF	11,143,186

	Total U.S. Equity	13,046,100

	Total Exchange-Traded Funds (Cost $30,508,658)	32,591,567

Investment Companies — 44.0% (b)
	Alternative Assets — 3.1%
49,334	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	458,810
89,807	JPMorgan Realty Income Fund, Class R6 Shares	1,323,754

	Total Alternative Assets	1,782,564

	Fixed Income — 29.3%
706,155	JPMorgan Core Bond Fund, Class R6 Shares	8,480,916
207,157	JPMorgan Corporate Bond Fund, Class R6 Shares	2,121,290
111,179	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	911,671
6,927	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	57,149

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
162,840	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,503,017
571,921	JPMorgan High Yield Fund, Class R6 Shares	4,077,798

	Total Fixed Income	17,151,841

	International Equity — 1.9%
47,755	JPMorgan Emerging Economies Fund, Class R6 Shares	510,027
30,276	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	624,892

	Total International Equity	1,134,919

	Money Market — 9.7%
5,702,779	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	5,702,779

	Total Investment Companies (Cost $25,542,695)	25,772,103

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $25,003)	25,010

	Total Investments — 99.8% (Cost $56,076,356)	58,388,680
	Other Assets in Excess of Liabilities — 0.2%	137,216

	NET ASSETS — 100.0%	$58,525,896

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(3)	British Pound	09/19/16	USD	$(248,400)	$26,094

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 56.2%
	Fixed Income — 25.2%
88,694	iShares Core U.S. Aggregate Bond ETF	9,984,284
35,448	iShares TIPS Bond ETF	4,135,718

	Total Fixed Income	14,120,002

	International Equity — 8.9%
87,769	iShares Core MSCI EAFE ETF	4,554,333
10,458	iShares Core MSCI Emerging Markets ETF	437,458

	Total International Equity	4,991,791

	U.S. Equity — 22.1%
4,822	iShares Russell 2000 ETF	554,385
7,462	iShares Russell Mid-Cap ETF	1,254,661
55,191	Vanguard S&P 500 ETF	10,608,814

	Total U.S. Equity	12,417,860

	Total Exchange-Traded Funds (Cost $28,773,545)	31,529,653

Investment Companies — 41.4% (b)
	Alternative Assets — 3.1%
50,686	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	471,383
85,066	JPMorgan Realty Income Fund, Class R6 Shares	1,253,877

	Total Alternative Assets	1,725,260

	Fixed Income — 27.9%
606,145	JPMorgan Core Bond Fund, Class R6 Shares	7,279,804
198,893	JPMorgan Corporate Bond Fund, Class R6 Shares	2,036,668
113,067	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	927,152
8,625	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	71,158

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
150,786	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,391,752
552,558	JPMorgan High Yield Fund, Class R6 Shares	3,939,735

	Total Fixed Income	15,646,269

	International Equity — 1.8%
43,754	JPMorgan Emerging Economies Fund, Class R6 Shares	467,296
26,214	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	541,052

	Total International Equity	1,008,348

	Money Market — 8.6%
4,831,951	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	4,831,951

	Total Investment Companies (Cost $23,040,710)	23,211,828

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $25,003)	25,010

	Total Investments — 97.7% (Cost $51,839,258)	54,766,491
	Other Assets in Excess of Liabilities — 2.3%	1,317,516

	NET ASSETS — 100.0%	$56,084,007

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(3)	British Pound	09/19/16	USD	$(248,400)	$26,094

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 65.4%
	Fixed Income — 20.7%
269,259	iShares Core U.S. Aggregate Bond ETF	30,310,486
43,533	iShares TIPS Bond ETF	5,078,995

	Total Fixed Income	35,389,481

	International Equity — 13.7%
404,853	iShares Core MSCI EAFE ETF	21,007,822
57,463	iShares Core MSCI Emerging Markets ETF	2,403,678

	Total International Equity	23,411,500

	U.S. Equity — 31.0%
25,113	iShares Russell 2000 ETF	2,887,242
34,860	iShares Russell Mid-Cap ETF	5,861,360
230,847	Vanguard S&P 500 ETF	44,373,410

	Total U.S. Equity	53,122,012

	Total Exchange-Traded Funds (Cost $103,672,438)	111,922,993

Investment Companies — 34.3% (b)
	Alternative Assets — 3.5%
48,320	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	449,371
377,253	JPMorgan Realty Income Fund, Class R6 Shares	5,560,716

	Total Alternative Assets	6,010,087

	Fixed Income — 27.0%
2,140,774	JPMorgan Core Bond Fund, Class R6 Shares	25,710,695
631,419	JPMorgan Corporate Bond Fund, Class R6 Shares	6,465,728
254,812	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,089,455
34,604	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	285,481

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
177,428	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,637,664
1,393,507	JPMorgan High Yield Fund, Class R6 Shares	9,935,704

	Total Fixed Income	46,124,727

	International Equity — 2.4%
179,715	JPMorgan Emerging Economies Fund, Class R6 Shares	1,919,357
108,843	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,246,520

	Total International Equity	4,165,877

	Money Market — 1.4%
2,385,930	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	2,385,930

	Total Investment Companies (Cost $57,842,181)	58,686,621

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
200,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $199,725)	200,078

	Total Investments — 99.8% (Cost $161,714,344)	170,809,692
	Other Assets in Excess of Liabilities — 0.2%	308,427

	NET ASSETS — 100.0%	$171,118,119

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
15	E-mini S&P 500	09/16/16	USD	$1,567,650	$15,335
	Short Futures Outstanding
(14)	British Pound	09/19/16	USD	(1,159,200)	121,773

					$137,108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 68.5%
	Fixed Income — 15.2%
213,704	iShares Core U.S. Aggregate Bond ETF	24,056,659

	International Equity — 16.6%
447,761	iShares Core MSCI EAFE ETF	23,234,318
72,751	iShares Core MSCI Emerging Markets ETF	3,043,175

	Total International Equity	26,277,493

	U.S. Equity — 36.7%
30,424	iShares Russell 2000 ETF	3,497,847
38,580	iShares Russell Mid-Cap ETF	6,486,841
250,745	Vanguard S&P 500 ETF	48,198,204

	Total U.S. Equity	58,182,892

	Total Exchange-Traded Funds (Cost $101,015,736)	108,517,044

Investment Companies — 30.6% (b)
	Alternative Assets — 3.7%
399,784	JPMorgan Realty Income Fund, Class R6 Shares	5,892,822

	Fixed Income — 22.6%
1,725,492	JPMorgan Core Bond Fund, Class R6 Shares	20,723,163
514,410	JPMorgan Corporate Bond Fund, Class R6 Shares	5,267,562
187,367	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,536,411
41,883	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	345,532
1,108,085	JPMorgan High Yield Fund, Class R6 Shares	7,900,644

	Total Fixed Income	35,773,312

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 2.9%
185,880	JPMorgan Emerging Economies Fund, Class R6 Shares	1,985,195
126,141	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,603,547

	Total International Equity	4,588,742

	Money Market — 1.4%
2,227,943	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	2,227,943

	Total Investment Companies (Cost $47,902,080)	48,482,819

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
170,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $169,769)	170,066

	Total Investments — 99.2% (Cost $149,087,585)	157,169,929
	Other Assets in Excess of Liabilities — 0.8%	1,243,021

	NET ASSETS — 100.0%	$158,412,950

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	E-mini S&P 500	09/16/16	USD	$1,463,140	$14,312
	Short Futures Outstanding
(17)	British Pound	09/19/16	USD	(1,407,600)	147,867

					$162,179

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 73.3%
	Fixed Income — 11.2%
155,942	iShares Core U.S. Aggregate Bond ETF	17,554,391

	International Equity — 19.5%
521,047	iShares Core MSCI EAFE ETF	27,037,129
88,227	iShares Core MSCI Emerging Markets ETF	3,690,535

	Total International Equity	30,727,664

	U.S. Equity — 42.6%
38,611	iShares Russell 2000 ETF	4,439,107
44,240	iShares Russell Mid-Cap ETF	7,438,514
287,006	Vanguard S&P 500 ETF	55,168,293

	Total U.S. Equity	67,045,914

	Total Exchange-Traded Funds (Cost $106,457,377)	115,327,969

Investment Companies — 26.3% (b)
	Alternative Assets — 4.2%
450,384	JPMorgan Realty Income Fund, Class R6 Shares	6,638,664

	Fixed Income — 16.8%
1,162,774	JPMorgan Core Bond Fund, Class R6 Shares	13,964,912
385,161	JPMorgan Corporate Bond Fund, Class R6 Shares	3,944,052
133,456	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,094,341
47,223	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	389,593
993,800	JPMorgan High Yield Fund, Class R6 Shares	7,085,797

	Total Fixed Income	26,478,695

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.5%
238,493	JPMorgan Emerging Economies Fund, Class R6 Shares	2,547,102
143,378	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,959,319

	Total International Equity	5,506,421

	Money Market — 1.8%
2,799,009	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	2,799,009

	Total Investment Companies (Cost $40,758,958)	41,422,789

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
190,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $189,783)	190,074

	Total Investments — 99.7% (Cost $147,406,118)	156,940,832
	Other Assets in Excess of Liabilities — 0.3%	427,159

	NET ASSETS — 100.0%	$157,367,991

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
16	E-mini S&P 500	09/16/16	USD	$1,672,160	$16,358
	Short Futures Outstanding
(25)	British Pound	09/19/16	USD	(2,070,000)	217,452

					$233,810

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 76.1%
	Fixed Income — 7.9%
81,556	iShares Core U.S. Aggregate Bond ETF	9,180,759

	International Equity — 21.6%
421,510	iShares Core MSCI EAFE ETF	21,872,154
75,951	iShares Core MSCI Emerging Markets ETF	3,177,030

	Total International Equity	25,049,184

	U.S. Equity — 46.6%
28,957	iShares Russell 2000 ETF	3,329,186
36,681	iShares Russell Mid-Cap ETF	6,167,544
231,777	Vanguard S&P 500 ETF	44,552,175

	Total U.S. Equity	54,048,905

	Total Exchange-Traded Funds (Cost $82,412,889)	88,278,848

Investment Companies — 23.6% (b)
	Alternative Assets — 4.7%
370,003	JPMorgan Realty Income Fund, Class R6 Shares	5,453,842

	Fixed Income — 13.0%
604,632	JPMorgan Core Bond Fund, Class R6 Shares	7,261,630
215,040	JPMorgan Corporate Bond Fund, Class R6 Shares	2,202,012
74,674	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	612,327
24,245	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	200,018
687,178	JPMorgan High Yield Fund, Class R6 Shares	4,899,576

	Total Fixed Income	15,175,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.8%
175,446	JPMorgan Emerging Economies Fund, Class R6 Shares	1,873,758
123,011	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,538,955

	Total International Equity	4,412,713

	Money Market — 2.1%
2,385,085	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	2,385,085

	Total Investment Companies (Cost $26,827,352)	27,427,203

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
310,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $309,542)	310,121

	Total Investments — 100.0% (Cost $109,549,783)	116,016,172
	Liabilities in Excess of Other Assets — 0.0% (g)	(14,459)

	NET ASSETS — 100.0%	$116,001,713

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	E-mini S&P 500	09/16/16	USD	$1,045,100	$10,223
	Short Futures Outstanding
(22)	British Pound	09/19/16	USD	(1,821,600)	191,358

					$201,581

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 78.7%
	Fixed Income — 4.4%
43,412	iShares Core U.S. Aggregate Bond ETF	4,886,889

	International Equity — 23.7%
437,942	iShares Core MSCI EAFE ETF	22,724,810
82,050	iShares Core MSCI Emerging Markets ETF	3,432,152

	Total International Equity	26,156,962

	U.S. Equity — 50.6%
31,979	iShares Russell 2000 ETF	3,676,626
36,759	iShares Russell Mid-Cap ETF	6,180,658
238,451	Vanguard S&P 500 ETF	45,835,051

	Total U.S. Equity	55,692,335

	Total Exchange-Traded Funds (Cost $80,662,940)	86,736,186

Investment Companies — 21.0% (b)
	Alternative Assets — 5.2%
389,073	JPMorgan Realty Income Fund, Class R6 Shares	5,734,942

	Fixed Income — 9.7%
358,032	JPMorgan Core Bond Fund, Class R6 Shares	4,299,963
144,027	JPMorgan Corporate Bond Fund, Class R6 Shares	1,474,832
39,791	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	326,286
23,317	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	192,368
618,504	JPMorgan High Yield Fund, Class R6 Shares	4,409,931

	Total Fixed Income	10,703,380

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.2%
196,483	JPMorgan Emerging Economies Fund, Class R6 Shares	2,098,443
125,183	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,583,771

	Total International Equity	4,682,214

	Money Market — 1.9%
2,052,030	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	2,052,030

	Total Investment Companies (Cost $22,741,690)	23,172,566

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
290,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $289,572)	290,113

	Total Investments — 100.0% (Cost $103,694,202)	110,198,865
	Liabilities in Excess of Other Assets — 0.0% (g)	(8,593)

	NET ASSETS — 100.0%	$110,190,272

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	E-mini S&P 500	09/16/16	USD	$1,045,100	$10,222
	Short Futures Outstanding
(24)	British Pound	09/19/16	USD	(1,987,200)	208,755

					$218,977

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 78.4%
	Fixed Income — 4.6%
27,501	iShares Core U.S. Aggregate Bond ETF	3,095,788

	International Equity — 23.7%
268,299	iShares Core MSCI EAFE ETF	13,922,035
52,233	iShares Core MSCI Emerging Markets ETF	2,184,906

	Total International Equity	16,106,941

	U.S. Equity — 50.1%
18,883	iShares Russell 2000 ETF	2,170,979
22,771	iShares Russell Mid-Cap ETF	3,828,716
145,855	Vanguard S&P 500 ETF	28,036,248

	Total U.S. Equity	34,035,943

	Total Exchange-Traded Funds (Cost $50,211,164)	53,238,672

Investment Companies — 20.7% (b)
	Alternative Assets — 5.2%
238,347	JPMorgan Realty Income Fund, Class R6 Shares	3,513,232

	Fixed Income — 9.5%
212,202	JPMorgan Core Bond Fund, Class R6 Shares	2,548,547
86,989	JPMorgan Corporate Bond Fund, Class R6 Shares	890,766
28,897	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	236,959
10,473	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	86,399
377,132	JPMorgan High Yield Fund, Class R6 Shares	2,688,948

	Total Fixed Income	6,451,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.1%
120,503	JPMorgan Emerging Economies Fund, Class R6 Shares	1,286,967
71,433	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,474,371

	Total International Equity	2,761,338

	Money Market — 1.9%
1,282,241	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	1,282,241

	Total Investment Companies (Cost $13,706,945)	14,008,430

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
270,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $269,601)	270,105

	Total Investments — 99.5% (Cost $64,187,710)	67,517,207
	Other Assets in Excess of Liabilities — 0.5%	357,473

	NET ASSETS — 100.0%	$67,874,680

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	E-mini S&P 500	09/16/16	USD	$731,570	$7,156
	Short Futures Outstanding
(14)	British Pound	09/19/16	USD	(1,159,200)	121,773

					$128,929

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 78.7%
	Fixed Income — 4.7%
20,394	iShares Core U.S. Aggregate Bond ETF	2,295,753

	International Equity — 23.8%
194,391	iShares Core MSCI EAFE ETF	10,086,949
37,222	iShares Core MSCI Emerging Markets ETF	1,556,996

	Total International Equity	11,643,945

	U.S. Equity — 50.2%
13,650	iShares Russell 2000 ETF	1,569,341
16,729	iShares Russell Mid-Cap ETF	2,812,814
105,160	Vanguard S&P 500 ETF	20,213,855

	Total U.S. Equity	24,596,010

	Total Exchange-Traded Funds (Cost $36,177,446)	38,535,708

Investment Companies — 21.1% (b)
	Alternative Assets — 5.2%
172,729	JPMorgan Realty Income Fund, Class R6 Shares	2,546,023

	Fixed Income — 9.5%
154,747	JPMorgan Core Bond Fund, Class R6 Shares	1,858,510
62,994	JPMorgan Corporate Bond Fund, Class R6 Shares	645,055
16,288	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	133,558
7,310	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	60,307
272,617	JPMorgan High Yield Fund, Class R6 Shares	1,943,757

	Total Fixed Income	4,641,187

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.1%
80,552	JPMorgan Emerging Economies Fund, Class R6 Shares	860,296
55,151	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,138,311

	Total International Equity	1,998,607

	Money Market — 2.3%
1,136,356	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	1,136,356

	Total Investment Companies (Cost $10,128,443)	10,322,173

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
165,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $164,756)	165,064

	Total Investments — 100.2% (Cost $46,470,645)	49,022,945
	Liabilities in Excess of Other Assets — (0.2)%	(79,804)

	NET ASSETS — 100.0%	$48,943,141

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	E-mini S&P 500	09/16/16	USD	$627,060	$6,133
	Short Futures Outstanding
(10)	British Pound	09/19/16	USD	(828,000)	86,981

					$93,114

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 79.1%
	Fixed Income — 4.6%
8,139	iShares Core U.S. Aggregate Bond ETF	916,207

	International Equity — 23.9%
79,147	iShares Core MSCI EAFE ETF	4,106,937
14,993	iShares Core MSCI Emerging Markets ETF	627,157

	Total International Equity	4,734,094

	U.S. Equity — 50.6%
5,745	iShares Russell 2000 ETF	660,503
6,707	iShares Russell Mid-Cap ETF	1,127,715
42,981	Vanguard S&P 500 ETF	8,261,808

	Total U.S. Equity	10,050,026

	Total Exchange-Traded Funds (Cost $14,907,370)	15,700,327

Investment Companies — 21.2% (b)
	Alternative Assets — 5.3%
70,319	JPMorgan Realty Income Fund, Class R6 Shares	1,036,508

	Fixed Income — 9.6%
62,937	JPMorgan Core Bond Fund, Class R6 Shares	755,871
25,616	JPMorgan Corporate Bond Fund, Class R6 Shares	262,310
7,974	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	65,388
3,805	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares (a)	31,395
111,081	JPMorgan High Yield Fund, Class R6 Shares	792,010

	Total Fixed Income	1,906,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 4.2%
35,598	JPMorgan Emerging Economies Fund, Class R6 Shares	380,184
22,042	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	454,955

	Total International Equity	835,139

	Money Market — 2.1%
422,543	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	422,543

	Total Investment Companies (Cost $4,119,994)	4,201,164

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
40,000	U.S. Treasury Note, 0.500%, 01/31/17 (k) (Cost $39,976)	40,016

	Total Investments — 100.5% (Cost $19,067,340)	19,941,507
	Liabilities in Excess of Other Assets — (0.5)%	(98,974)

	NET ASSETS — 100.0%	$19,842,533

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini S&P 500	09/16/16	USD	$209,020	$2,044
	Short Futures Outstanding
(4)	British Pound	09/19/16	USD	(331,200)	34,792

					$36,836

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

EAFE	— Europe, Australasia and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2016.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$32,616,577	$31,554,663	$112,123,071
Investments in affiliates, at value	25,772,103	23,211,828	58,686,621

Total investment securities, at value	58,388,680	54,766,491	170,809,692
Cash	—	7,999	—
Receivables:
Investment securities sold	3,411,840	3,582,749	5,127,668
Fund shares sold	46,424	648,791	628,629
Interest from non-affiliates	52	52	418
Dividends from affiliates	1,814	1,764	659
Variation margin on futures contracts	3,465	3,450	33,650
Due from Adviser	7,216	6,991	—
Other assets	22,062	23,420	21,128

Total Assets	61,881,553	59,041,707	176,621,844

LIABILITIES:
Payables:
Distributions	—	—	917
Investment securities purchased	3,275,737	2,906,025	5,236,822
Fund shares redeemed	41,252	12,808	204,005
Accrued liabilities:
Investment advisory fees	—	—	2,099
Administration fees	—	120	9,570
Distribution fees	25	25	25
Shareholder servicing fees	1,422	1,685	5,638
Custodian and accounting fees	4,265	4,293	4,824
Trustees’ and Chief Compliance Officer’s fees	8	—	162
Audit fees	24,166	24,085	24,191
Other	8,782	8,659	15,472

Total Liabilities	3,355,657	2,957,700	5,503,725

Net Assets	$58,525,896	$56,084,007	$171,118,119

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$57,397,988	$54,238,376	$165,603,020
Accumulated undistributed (distributions in excess of) net investment income	4,147	4,563	11,364
Accumulated net realized gains (losses)	(1,214,657)	(1,112,259)	(3,728,721)
Net unrealized appreciation (depreciation)	2,338,418	2,953,327	9,232,456

Total Net Assets	$58,525,896	$56,084,007	$171,118,119

Net Assets:
Class A	$20,811	$20,818	$20,914
Class C	20,591	20,595	20,647
Class R2	20,690	20,716	20,787
Class R5	19,314,726	17,644,670	53,660,447
Class R6	31,351,683	30,490,415	97,198,855
Select Class	7,797,395	7,886,793	20,196,469

Total	$58,525,896	$56,084,007	$171,118,119

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,261	1,222	1,169
Class C	1,248	1,210	1,154
Class R2	1,254	1,216	1,162
Class R5	1,170,600	1,035,888	2,998,219
Class R6	1,899,211	1,789,323	5,430,240
Select Class	472,661	463,119	1,129,041

Net Asset Value (a):
Class A — Redemption price per share	$16.50	$17.04	$17.90
Class C — Offering price per share (b)	16.49	17.03	17.89
Class R2 — Offering and redemption price per share	16.50	17.03	17.89
Class R5 — Offering and redemption price per share	16.50	17.03	17.90
Class R6 — Offering and redemption price per share	16.51	17.04	17.90
Select Class — Offering and redemption price per share	16.50	17.03	17.89
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.28	$17.84	$18.74

Cost of investments in non-affiliates	$30,533,661	$28,798,548	$103,872,163
Cost of investments in affiliates	25,542,695	23,040,710	57,842,181

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$108,687,110	$115,518,043	$88,588,969
Investments in affiliates, at value	48,482,819	41,422,789	27,427,203

Total investment securities, at value	157,169,929	156,940,832	116,016,172
Receivables:
Investment securities sold	1,620,118	1,594,473	941,108
Fund shares sold	1,374,471	849,042	892,439
Interest from non-affiliates	355	397	647
Dividends from affiliates	612	762	488
Variation margin on futures contracts	35,930	47,471	37,000
Other assets	21,896	22,333	21,496

Total Assets	160,223,311	159,455,310	117,909,350

LIABILITIES:
Payables:
Distributions	4,148	4,001	637
Investment securities purchased	1,721,785	1,984,650	1,846,669
Fund shares redeemed	17,834	28,099	3,069
Accrued liabilities:
Investment advisory fees	5,694	7,579	5,558
Administration fees	8,657	8,414	5,118
Distribution fees	25	25	25
Shareholder servicing fees	6,356	3,571	2,799
Custodian and accounting fees	4,689	4,762	4,730
Trustees’ and Chief Compliance Officer’s fees	114	97	128
Audit fees	24,220	24,304	24,224
Other	16,839	21,817	14,680

Total Liabilities	1,810,361	2,087,319	1,907,637

Net Assets	$158,412,950	$157,367,991	$116,001,713

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$154,126,179	$152,458,411	$113,144,430
Accumulated undistributed (distributions in excess of) net investment income	9,019	8,346	5,332
Accumulated net realized gains (losses)	(3,966,771)	(4,867,290)	(3,816,019)
Net unrealized appreciation (depreciation)	8,244,523	9,768,524	6,667,970

Total Net Assets	$158,412,950	$157,367,991	$116,001,713

Net Assets:
Class A	$20,841	$20,758	$20,744
Class C	20,606	20,520	20,501
Class R2	20,748	20,665	20,613
Class R5	51,575,522	59,159,371	38,009,777
Class R6	84,808,931	77,474,074	67,700,314
Select Class	21,966,302	20,672,603	10,229,764

Total	$158,412,950	$157,367,991	$116,001,713

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,131	1,099	1,075
Class C	1,119	1,087	1,063
Class R2	1,126	1,094	1,069
Class R5	2,798,370	3,131,917	1,970,054
Class R6	4,601,352	4,100,216	3,508,770
Select Class	1,192,379	1,094,842	530,558

Net Asset Value (a):
Class A — Redemption price per share	$18.43	$18.90	$19.29
Class C — Offering price per share (b)	18.42	18.88	19.28
Class R2 — Offering and redemption price per share	18.42	18.89	19.28
Class R5 — Offering and redemption price per share	18.43	18.89	19.29
Class R6 — Offering and redemption price per share	18.43	18.90	19.29
Select Class — Offering and redemption price per share	18.42	18.88	19.28
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.30	$19.79	$20.20

Cost of investments in non-affiliates	$101,185,505	$106,647,160	$82,722,431
Cost of investments in affiliates	47,902,080	40,758,958	26,827,352

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$87,026,299	$53,508,777	$38,700,772	$15,740,343
Investments in affiliates, at value	23,172,566	14,008,430	10,322,173	4,201,164

Total investment securities, at value	110,198,865	67,517,207	49,022,945	19,941,507
Receivables:
Investment securities sold	885,327	429,412	334,006	126,670
Fund shares sold	553,032	706,842	294,830	31,518
Interest from non-affiliates	605	564	345	84
Dividends from affiliates	438	314	271	118
Variation margin on futures contracts	39,301	24,290	18,520	6,940
Due from Adviser	—	—	2,235	8,196
Other assets	20,343	20,986	19,196	18,544

Total Assets	111,697,911	68,699,615	49,692,348	20,133,577

LIABILITIES:
Payables:
Distributions	3,232	5,162	815	25
Investment securities purchased	1,434,025	774,496	691,424	252,851
Fund shares redeemed	13,293	612	15,638	3,662
Accrued liabilities:
Investment advisory fees	5,186	616	—	—
Administration fees	4,709	945	—	—
Distribution fees	25	25	25	25
Shareholder servicing fees	2,120	1,434	276	341
Custodian and accounting fees	4,791	4,637	4,520	4,623
Trustees’ and Chief Compliance Officer’s fees	221	237	274	329
Audit fees	24,310	24,290	24,248	24,332
Other	15,727	12,481	11,987	4,856

Total Liabilities	1,507,639	824,935	749,207	291,044

Net Assets	$110,190,272	$67,874,680	$48,943,141	$19,842,533

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS:
Paid-in-Capital	$106,933,992	$66,514,847	$47,458,013	$19,442,287
Accumulated undistributed (distributions in excess of) net investment income	4,485	2,705	1,692	721
Accumulated net realized gains (losses)	(3,471,845)	(2,101,298)	(1,161,978)	(511,478)
Net unrealized appreciation (depreciation)	6,723,640	3,458,426	2,645,414	911,003

Total Net Assets	$110,190,272	$67,874,680	$48,943,141	$19,842,533

Net Assets:
Class A	$20,653	$20,668	$20,694	$20,699
Class C	20,409	20,425	20,454	20,489
Class R2	20,577	20,592	20,565	20,625
Class R5	36,208,196	23,904,086	17,568,136	8,126,493
Class R6	59,798,924	35,978,570	22,544,112	8,100,832
Select Class	14,121,513	7,930,339	8,769,180	3,553,395

Total	$110,190,272	$67,874,680	$48,943,141	$19,842,533

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,062	1,066	1,068	1,084
Class C	1,050	1,054	1,056	1,074
Class R2	1,058	1,062	1,061	1,080
Class R5	1,861,520	1,232,860	906,512	425,603
Class R6	3,074,629	1,854,385	1,162,808	424,100
Select Class	726,470	409,183	452,643	186,181

Net Asset Value (a):
Class A — Redemption price per share	$19.45	$19.39	$19.38	$19.10
Class C — Offering price per share (b)	19.44	19.38	19.37	19.08
Class R2 — Offering and redemption price per share	19.44	19.38	19.38	19.09
Class R5 — Offering and redemption price per share	19.45	19.39	19.38	19.09
Class R6 — Offering and redemption price per share	19.45	19.40	19.39	19.10
Select Class — Offering and redemption price per share	19.44	19.38	19.37	19.09
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.37	$20.30	$20.29	$20.00

Cost of investments in non-affiliates	$80,952,512	$50,480,765	$36,342,202	$14,947,346
Cost of investments in affiliates	22,741,690	13,706,945	10,128,443	4,119,994

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$597,231	$671,312	$2,279,566
Dividend income from affiliates	674,976	740,602	1,701,585
Interest income from non-affiliates	35	36	902

Total investment income	1,272,242	1,411,950	3,982,053

EXPENSES:
Investment advisory fees	156,799	173,449	463,201
Administration fees	42,849	47,392	126,569
Distribution fees:
Class A	51	51	51
Class C	151	152	151
Class R2	101	101	101
Shareholder servicing fees:
Class A	51	51	51
Class C	51	51	51
Class R2	51	51	51
Class R5	10,249	10,851	27,326
Select Class	15,342	20,332	39,798
Custodian and accounting fees	25,905	26,031	27,794
Interest expense to affiliates	—	—	83
Professional fees	38,137	38,210	39,050
Trustees’ and Chief Compliance Officer’s fees	6,567	6,548	7,286
Printing and mailing costs	9,244	9,750	20,715
Registration and filing fees	69,980	70,264	82,702
Transfer agency fees (See Note 2.F.)	3,733	3,915	4,948
Sub-transfer agency fees (See Note 2.F.)	16,571	15,354	28,343
Other	7,688	7,843	8,012

Total expenses	403,520	430,396	876,283

Less fees waived	(210,688)	(229,951)	(518,885)
Less expense reimbursements	(77,950)	(71,255)	(2,719)

Net expenses	114,882	129,190	354,679

Net investment income (loss)	1,157,360	1,282,760	3,627,374

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(730,542)	(353,560)	(2,760,499)
Investments in affiliates	(323,303)	(436,556)	(871,610)
Futures	3,549	(52,742)	21,867

Net realized gain (loss)	(1,050,296)	(842,858)	(3,610,242)

Distributions of capital gains received from investment company non-affiliates	12,138	14,360	36,834
Distributions of capital gains received from investment company affiliates	87,332	110,458	388,576

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	685,765	114,008	1,625,291
Investments in affiliates	575,634	580,785	1,741,170
Futures	24,138	33,524	186,524

Change in net unrealized appreciation/depreciation	1,285,537	728,317	3,552,985

Net realized/unrealized gains (losses)	334,711	10,277	368,153

Change in net assets resulting from operations	$1,492,071	$1,293,037	$3,995,527

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,257,556	$2,478,201	$1,833,075
Dividend income from affiliates	1,265,205	1,118,740	685,386
Interest income from non-affiliates	755	721	1,199

Total investment income	3,523,516	3,597,662	2,519,660

EXPENSES:
Investment advisory fees	415,659	435,551	307,178
Administration fees	113,583	119,007	83,937
Distribution fees:
Class A	51	51	51
Class C	151	150	150
Class R2	101	101	101
Shareholder servicing fees:
Class A	51	51	51
Class C	50	50	50
Class R2	51	51	51
Class R5	27,245	32,647	19,150
Select Class	36,376	41,429	26,931
Custodian and accounting fees	27,820	27,815	27,736
Interest expense to affiliates	88	305	40
Professional fees	38,903	39,217	38,623
Trustees’ and Chief Compliance Officer’s fees	7,271	7,200	7,097
Printing and mailing costs	20,362	22,198	16,833
Registration and filing fees	79,652	81,094	76,777
Transfer agency fees (See Note 2.F.)	5,025	5,091	4,680
Sub-transfer agency fees (See Note 2.F.)	38,957	45,891	33,111
Other	8,280	8,336	7,872

Total expenses	819,676	866,235	650,419

Less fees waived	(473,153)	(493,227)	(377,039)
Less expense reimbursements	(7,715)	(7,221)	(20,696)

Net expenses	338,808	365,787	252,684

Net investment income (loss)	3,184,708	3,231,875	2,266,976

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,272,166)	(3,900,611)	(2,771,767)
Investments in affiliates	(574,971)	(766,246)	(629,281)
Futures	(40,999)	(53,844)	(308,966)

Net realized gain (loss)	(3,888,136)	(4,720,701)	(3,710,014)

Distributions of capital gains received from investment company non-affiliates	28,212	20,125	8,910
Distributions of capital gains received from investment company affiliates	381,063	435,158	323,725

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,763,731	1,582,932	1,382,373
Investments in affiliates	1,340,763	1,294,318	993,928
Futures	196,616	268,968	223,892

Change in net unrealized appreciation/depreciation	3,301,110	3,146,218	2,600,193

Net realized/unrealized gains (losses)	(177,751)	(1,119,200)	(777,186)

Change in net assets resulting from operations	$3,006,957	$2,112,675	$1,489,790

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,790,838	$1,082,844	$714,955	$297,498
Dividend income from affiliates	558,520	336,807	215,263	89,038
Interest income from non-affiliates	1,148	1,014	631	94

Total investment income	2,350,506	1,420,665	930,849	386,630

EXPENSES:
Investment advisory fees	289,729	172,809	111,879	46,043
Administration fees	79,167	47,223	30,573	12,584
Distribution fees:
Class A	51	51	51	51
Class C	150	150	150	150
Class R2	101	101	101	101
Shareholder servicing fees:
Class A	51	51	51	51
Class C	50	50	50	50
Class R2	50	50	50	51
Class R5	18,252	11,932	8,322	3,704
Select Class	34,530	17,134	17,079	7,219
Custodian and accounting fees	27,573	27,258	26,929	26,850
Interest expense to affiliates	64	—	—	—
Professional fees	38,636	38,159	37,960	41,406
Trustees’ and Chief Compliance Officer’s fees	7,031	6,816	6,729	6,673
Printing and mailing costs	16,406	12,645	10,164	6,648
Registration and filing fees	78,296	74,665	74,813	53,043
Transfer agency fees (See Note 2.F.)	4,963	4,402	4,115	4,006
Sub-transfer agency fees (See Note 2.F.)	34,881	31,601	25,634	8,427
Other	8,079	7,650	7,574	7,479

Total expenses	638,060	452,747	362,224	224,536

Less fees waived	(361,903)	(236,979)	(157,958)	(65,536)
Less expense reimbursements	(28,319)	(69,933)	(102,647)	(116,487)

Net expenses	247,838	145,835	101,619	42,513

Net investment income (loss)	2,102,668	1,274,830	829,230	344,117

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,709,200)	(1,616,523)	(896,949)	(450,859)
Investments in affiliates	(451,205)	(310,170)	(166,909)	(61,520)
Futures	(298,138)	(148,821)	(75,753)	2,373

Net realized gain (loss)	(3,458,543)	(2,075,514)	(1,139,611)	(510,006)

Distributions of capital gains received from investment company non-affiliates	4,525	2,709	1,766	683
Distributions of capital gains received from investment company affiliates	317,703	194,862	118,134	49,980

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,284,601	908,203	686,665	227,600
Investments in affiliates	758,368	520,190	332,378	133,623
Futures	241,863	140,511	99,157	38,348

Change in net unrealized appreciation/depreciation	2,284,832	1,568,904	1,118,200	399,571

Net realized/unrealized gains (losses)	(851,483)	(309,039)	98,489	(59,772)

Change in net assets resulting from operations	$1,251,185	$965,791	$927,719	$284,345

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,157,360	$839,565	$1,282,760	$1,145,609
Net realized gain (loss)	(1,050,296)	(81,370)	(842,858)	(156,772)
Distributions of capital gains received from investment company non-affiliates	12,138	5,059	14,360	7,213
Distributions of capital gains received from investment company affiliates	87,332	82,026	110,458	120,768
Change in net unrealized appreciation/depreciation	1,285,537	(524,299)	728,317	(416,988)

Change in net assets resulting from operations	1,492,071	320,981	1,293,037	699,830

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(388)	(972)	(401)	(1,041)
From net realized gains	(20)	(412)	(6)	(412)
Class C
From net investment income	(264)	(621)	(278)	(675)
From net realized gains	(20)	(407)	(6)	(407)
Class R2
From net investment income	(336)	(824)	(350)	(886)
From net realized gains	(20)	(410)	(6)	(410)
Class R5
From net investment income	(456,917)	(449,573)	(499,891)	(521,199)
From net realized gains	(21,365)	(154,442)	(6,965)	(170,876)
Class R6
From net investment income	(611,641)	(333,343)	(673,763)	(520,581)
From net realized gains	(25,574)	(87,245)	(7,596)	(151,037)
Select Class
From net investment income	(129,633)	(73,325)	(161,448)	(129,303)
From net realized gains	(5,391)	(25,143)	(2,236)	(49,452)

Total distributions to shareholders	(1,251,569)	(1,126,717)	(1,352,946)	(1,546,279)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	9,389,997	11,131,830	(3,433,010)	12,579,499

NET ASSETS:
Change in net assets	9,630,499	10,326,094	(3,492,919)	11,733,050
Beginning of period	48,895,397	38,569,303	59,576,926	47,843,876

End of period	$58,525,896	$48,895,397	$56,084,007	$59,576,926

Accumulated undistributed (distributions in excess of) net investment income	$4,147	$(139)	$4,563	$(198)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,627,374	$2,727,696	$3,184,708	$2,195,801
Net realized gain (loss)	(3,610,242)	(256,315)	(3,888,136)	(206,815)
Distributions of capital gains received from investment company non-affiliates	36,834	14,590	28,212	9,393
Distributions of capital gains received from investment company affiliates	388,576	266,140	381,063	210,825
Change in net unrealized appreciation/depreciation	3,552,985	(552,971)	3,301,110	(432,019)

Change in net assets resulting from operations	3,995,527	2,199,140	3,006,957	1,777,185

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(415)	(1,107)	(398)	(1,115)
From net realized gains	(8)	(268)	(14)	(230)
Class C
From net investment income	(290)	(723)	(274)	(718)
From net realized gains	(8)	(265)	(13)	(228)
Class R2
From net investment income	(363)	(946)	(346)	(948)
From net realized gains	(8)	(267)	(14)	(229)
Class R5
From net investment income	(1,331,004)	(1,148,199)	(1,288,211)	(1,037,468)
From net realized gains	(24,296)	(221,826)	(40,895)	(165,003)
Class R6
From net investment income	(2,111,919)	(1,417,161)	(1,735,636)	(990,352)
From net realized gains	(34,274)	(213,564)	(47,648)	(124,918)
Select Class
From net investment income	(369,647)	(226,754)	(338,327)	(215,890)
From net realized gains	(6,314)	(47,894)	(9,522)	(37,149)

Total distributions to shareholders	(3,878,546)	(3,278,974)	(3,461,298)	(2,574,248)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,462,795	48,140,569	29,899,269	49,610,727

NET ASSETS:
Change in net assets	22,579,776	47,060,735	29,444,928	48,813,664
Beginning of period	148,538,343	101,477,608	128,968,022	80,154,358

End of period	$171,118,119	$148,538,343	$158,412,950	$128,968,022

Accumulated undistributed (distributions in excess of) net investment income	$11,364	$(1,141)	$9,019	$(4,097)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,231,875	$2,468,127	$2,266,976	$1,524,936
Net realized gain (loss)	(4,720,701)	(340,140)	(3,710,014)	(211,728)
Distributions of capital gains received from investment company non-affiliates	20,125	7,679	8,910	2,675
Distributions of capital gains received from investment company affiliates	435,158	246,481	323,725	151,773
Change in net unrealized appreciation/depreciation	3,146,218	(38,356)	2,600,193	(32,404)

Change in net assets resulting from operations	2,112,675	2,343,791	1,489,790	1,435,252

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(391)	(1,125)	(383)	(1,102)
From net realized gains	(8)	(266)	(9)	(227)
Class C
From net investment income	(267)	(719)	(260)	(687)
From net realized gains	(8)	(263)	(9)	(224)
Class R2
From net investment income	(339)	(954)	(331)	(927)
From net realized gains	(8)	(265)	(9)	(225)
Class R5
From net investment income	(1,524,974)	(1,346,949)	(891,940)	(651,971)
From net realized gains	(29,174)	(252,909)	(19,749)	(99,754)
Class R6
From net investment income	(1,540,086)	(908,641)	(1,290,553)	(724,238)
From net realized gains	(23,571)	(126,248)	(23,215)	(86,639)
Select Class
From net investment income	(370,318)	(269,136)	(233,394)	(182,811)
From net realized gains	(6,645)	(56,261)	(5,836)	(32,114)

Total distributions to shareholders	(3,495,789)	(2,963,736)	(2,465,688)	(1,780,919)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,365,299	44,935,602	21,323,321	39,255,639

NET ASSETS:
Change in net assets	13,982,185	44,315,657	20,347,423	38,909,972
Beginning of period	143,385,806	99,070,149	95,654,290	56,744,318

End of period	$157,367,991	$143,385,806	$116,001,713	$95,654,290

Accumulated undistributed (distributions in excess of) net investment income	$8,346	$(349)	$5,332	$(283)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,102,668	$1,445,687	$1,274,830	$762,288
Net realized gain (loss)	(3,458,543)	(149,316)	(2,075,514)	(118,452)
Distributions of capital gains received from investment company non-affiliates	4,525	1,670	2,709	832
Distributions of capital gains received from investment company affiliates	317,703	149,642	194,862	77,900
Change in net unrealized appreciation/depreciation	2,284,832	(41,755)	1,568,904	5,265

Change in net assets resulting from operations	1,251,185	1,405,928	965,791	727,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(378)	(1,111)	(377)	(1,118)
From net realized gains	(14)	(198)	(13)	(154)
Class C
From net investment income	(255)	(691)	(255)	(699)
From net realized gains	(14)	(195)	(13)	(152)
Class R2
From net investment income	(327)	(934)	(327)	(942)
From net realized gains	(14)	(197)	(13)	(153)
Class R5
From net investment income	(834,204)	(639,460)	(551,971)	(396,933)
From net realized gains	(28,174)	(86,181)	(17,684)	(41,066)
Class R6
From net investment income	(1,114,688)	(607,614)	(658,582)	(283,509)
From net realized gains	(30,425)	(62,945)	(17,145)	(22,169)
Select Class
From net investment income	(298,172)	(231,566)	(152,822)	(97,640)
From net realized gains	(11,196)	(34,784)	(5,101)	(10,951)

Total distributions to shareholders	(2,317,861)	(1,665,876)	(1,404,303)	(855,486)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,051,617	32,349,973	18,097,049	22,824,440

NET ASSETS:
Change in net assets	19,984,941	32,090,025	17,658,537	22,696,787
Beginning of period	90,205,331	58,115,306	50,216,143	27,519,356

End of period	$110,190,272	$90,205,331	$67,874,680	$50,216,143

Accumulated undistributed (distributions in excess of) net investment income	$4,485	$(728)	$2,705	$(101)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$829,230	$514,869	$344,117	$167,554
Net realized gain (loss)	(1,139,611)	(69,065)	(510,006)	(25,422)
Distributions of capital gains received from investment company non-affiliates	1,766	601	683	181
Distributions of capital gains received from investment company affiliates	118,134	54,508	49,980	16,937
Change in net unrealized appreciation/depreciation	1,118,200	19,937	399,571	(582)

Change in net assets resulting from operations	927,719	520,850	284,345	158,668

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(374)	(1,144)	(364)	(1,148)
From net realized gains	(18)	(129)	(10)	(110)
Class C
From net investment income	(251)	(725)	(242)	(731)
From net realized gains	(17)	(128)	(10)	(108)
Class R2
From net investment income	(322)	(968)	(313)	(973)
From net realized gains	(18)	(129)	(10)	(109)
Class R5
From net investment income	(383,597)	(273,215)	(166,643)	(110,594)
From net realized gains	(16,174)	(23,379)	(4,002)	(7,823)
Class R6
From net investment income	(352,676)	(142,793)	(133,660)	(26,583)
From net realized gains	(10,688)	(10,208)	(2,642)	(1,276)
Select Class
From net investment income	(145,109)	(109,059)	(65,771)	(31,611)
From net realized gains	(5,553)	(10,245)	(1,284)	(2,371)

Total distributions to shareholders	(914,797)	(572,122)	(374,951)	(183,437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,616,265	13,415,621	8,858,315	5,284,996

NET ASSETS:
Change in net assets	16,629,187	13,364,349	8,767,709	5,260,227
Beginning of period	32,313,954	18,949,605	11,074,824	5,814,597

End of period	$48,943,141	$32,313,954	$19,842,533	$11,074,824

Accumulated undistributed (distributions in excess of) net investment income	$1,692	$(1,253)	$721	$(53)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$408	$1,384	$407	$1,453
Cost of shares redeemed	(38,019)	—	(40,173)	—

Change in net assets resulting from Class A capital transactions	$(37,611)	$1,384	$(39,766)	$1,453

Class C
Distributions reinvested	$284	$1,028	$284	$1,082
Cost of shares redeemed	(37,071)	—	(39,188)	—

Change in net assets resulting from Class C capital transactions	$(36,787)	$1,028	$(38,904)	$1,082

Class R2
Distributions reinvested	$356	$1,234	$357	$1,296
Cost of shares redeemed	(37,648)	—	(39,767)	—

Change in net assets resulting from Class R2 capital transactions	$(37,292)	$1,234	$(39,410)	$1,296

Class R5
Proceeds from shares issued	$4,542,784	$4,897,873	$3,037,818	$9,269,187
Distributions reinvested	478,282	604,015	506,856	692,075
Cost of shares redeemed	(8,410,806)	(4,371,532)	(11,010,452)	(5,684,153)

Change in net assets resulting from Class R5 capital transactions	$(3,389,740)	$1,130,356	$(7,465,778)	$4,277,109

Class R6
Proceeds from shares issued	$16,253,882	$10,158,983	$14,984,162	$8,411,806
Distributions reinvested	629,023	420,588	651,165	671,618
Cost of shares redeemed	(5,865,271)	(4,031,039)	(11,916,429)	(5,120,245)

Change in net assets resulting from Class R6 capital transactions	$11,017,634	$6,548,532	$3,718,898	$3,963,179

Select Class
Proceeds from shares issued	$2,768,023	$4,507,961	$6,131,556	$6,277,812
Distributions reinvested	135,024	98,468	163,684	178,755
Cost of shares redeemed	(1,029,254)	(1,157,133)	(5,863,290)	(2,121,187)

Change in net assets resulting from Select Class capital transactions	$1,873,793	$3,449,296	$431,950	$4,335,380

Total change in net assets resulting from capital transactions	$9,389,997	$11,131,830	$(3,433,010)	$12,579,499

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	26	84	25	85
Redeemed	(2,305)	—	(2,356)	—

Change in Class A Shares	(2,279)	84	(2,331)	85

Class C
Reinvested	17	62	17	64
Redeemed	(2,248)	—	(2,299)	—

Change in Class C Shares	(2,231)	62	(2,282)	64

Class R2
Reinvested	21	75	21	75
Redeemed	(2,282)	—	(2,332)	—

Change in Class R2 Shares	(2,261)	75	(2,311)	75

Class R5
Issued	285,261	293,504	180,945	538,470
Reinvested	29,603	36,593	30,409	40,587
Redeemed	(521,473)	(260,913)	(660,861)	(329,269)

Change in Class R5 Shares	(206,609)	69,184	(449,507)	249,788

Class R6
Issued	997,205	608,902	889,953	488,106
Reinvested	38,828	25,461	38,932	39,369
Redeemed	(362,289)	(240,852)	(708,222)	(296,695)

Change in Class R6 Shares	673,744	393,511	220,663	230,780

Select Class
Issued	172,756	269,747	364,473	364,913
Reinvested	8,339	5,967	9,806	10,489
Redeemed	(63,546)	(69,349)	(346,741)	(123,134)

Change in Select Class Shares	117,549	206,365	27,538	252,268

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$423	$1,375	$412	$1,345
Cost of shares redeemed	(43,097)	—	(45,217)	—

Change in net assets resulting from Class A capital transactions	$(42,674)	$1,375	$(44,805)	$1,345

Class C
Distributions reinvested	$298	$988	$287	$946
Cost of shares redeemed	(42,101)	—	(44,152)	—

Change in net assets resulting from Class C capital transactions	$(41,803)	$988	$(43,865)	$946

Class R2
Distributions reinvested	$371	$1,213	$360	$1,177
Cost of shares redeemed	(42,693)	—	(44,764)	—

Change in net assets resulting from Class R2 capital transactions	$(42,322)	$1,213	$(44,404)	$1,177

Class R5
Proceeds from shares issued	$14,792,141	$16,549,633	$9,864,450	$19,577,837
Distributions reinvested	1,355,300	1,370,025	1,329,106	1,202,471
Cost of shares redeemed	(20,878,240)	(4,757,046)	(16,664,544)	(4,721,460)

Change in net assets resulting from Class R5 capital transactions	$(4,730,799)	$13,162,612	$(5,470,988)	$16,058,848

Class R6
Proceeds from shares issued	$39,654,769	$35,139,341	$39,845,469	$29,724,901
Distributions reinvested	2,075,766	1,630,725	1,730,401	1,115,270
Cost of shares redeemed	(19,800,725)	(9,910,565)	(13,972,401)	(4,995,297)

Change in net assets resulting from Class R6 capital transactions	$21,929,810	$26,859,501	$27,603,469	$25,844,874

Select Class
Proceeds from shares issued	$9,296,120	$11,243,013	$12,624,330	$9,847,471
Distributions reinvested	373,032	273,549	333,425	238,252
Cost of shares redeemed	(4,278,569)	(3,401,682)	(5,057,893)	(2,382,186)

Change in net assets resulting from Select Class capital transactions	$5,390,583	$8,114,880	$7,899,862	$7,703,537

Total change in net assets resulting from capital transactions	$22,462,795	$48,140,569	$29,899,269	$49,610,727

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	25	77	23	73
Redeemed	(2,399)	—	(2,433)	—

Change in Class A Shares	(2,374)	77	(2,410)	73

Class C
Reinvested	17	56	17	51
Redeemed	(2,345)	—	(2,377)	—

Change in Class C Shares	(2,328)	56	(2,360)	51

Class R2
Reinvested	22	68	20	64
Redeemed	(2,377)	—	(2,409)	—

Change in Class R2 Shares	(2,355)	68	(2,389)	64

Class R5
Issued	852,179	914,726	544,702	1,041,219
Reinvested	77,492	76,503	73,781	65,021
Redeemed	(1,197,737)	(262,188)	(928,564)	(251,399)

Change in Class R5 Shares	(268,066)	729,041	(310,081)	854,841

Class R6
Issued	2,256,511	1,940,899	2,197,876	1,588,356
Reinvested	118,375	90,973	95,724	60,266
Redeemed	(1,132,741)	(545,806)	(775,085)	(265,681)

Change in Class R6 Shares	1,242,145	1,486,066	1,518,515	1,382,941

Select Class
Issued	527,492	622,602	695,697	528,571
Reinvested	21,295	15,275	18,442	12,888
Redeemed	(246,684)	(188,549)	(283,853)	(128,359)

Change in Select Class Shares	302,103	449,328	430,286	413,100

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$399	$1,391	$392	$1,329
Cost of shares redeemed	(47,115)	—	(48,607)	—

Change in net assets resulting from Class A capital transactions	$(46,716)	$1,391	$(48,215)	$1,329

Class C
Distributions reinvested	$275	$982	$269	$911
Cost of shares redeemed	(46,019)	—	(47,486)	—

Change in net assets resulting from Class C capital transactions	$(45,744)	$982	$(47,217)	$911

Class R2
Distributions reinvested	$347	$1,219	$340	$1,152
Cost of shares redeemed	(46,647)	—	(48,165)	—

Change in net assets resulting from Class R2 capital transactions	$(46,300)	$1,219	$(47,825)	$1,152

Class R5
Proceeds from shares issued	$12,068,835	$17,525,211	$9,874,177	$14,330,793
Distributions reinvested	1,554,148	1,599,858	911,689	751,725
Cost of shares redeemed	(25,397,312)	(5,359,947)	(11,231,371)	(2,131,814)

Change in net assets resulting from Class R5 capital transactions	$(11,774,329)	$13,765,122	$(445,505)	$12,950,704

Class R6
Proceeds from shares issued	$35,174,706	$29,835,826	$32,235,864	$25,170,273
Distributions reinvested	1,539,062	1,034,889	1,309,044	810,877
Cost of shares redeemed	(14,000,851)	(4,883,249)	(9,891,783)	(4,916,779)

Change in net assets resulting from Class R6 capital transactions	$22,712,917	$25,987,466	$23,653,125	$21,064,371

Select Class
Proceeds from shares issued	$8,874,056	$7,775,053	$5,367,242	$7,477,911
Distributions reinvested	367,756	325,397	237,885	214,822
Cost of shares redeemed	(4,676,341)	(2,921,028)	(7,346,169)	(2,455,561)

Change in net assets resulting from Select Class capital transactions	$4,565,471	$5,179,422	$(1,741,042)	$5,237,172

Total change in net assets resulting from capital transactions	$15,365,299	$44,935,602	$21,323,321	$39,255,639

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	22	74	21	69
Redeemed	(2,455)	—	(2,471)	—

Change in Class A Shares	(2,433)	74	(2,450)	69

Class C
Reinvested	15	51	14	47
Redeemed	(2,398)	—	(2,415)	—

Change in Class C Shares	(2,383)	51	(2,401)	47

Class R2
Reinvested	19	64	18	59
Redeemed	(2,431)	—	(2,448)	—

Change in Class R2 Shares	(2,412)	64	(2,430)	59

Class R5
Issued	651,593	906,648	519,804	721,998
Reinvested	84,140	84,076	48,249	38,579
Redeemed	(1,376,502)	(277,581)	(595,020)	(107,978)

Change in Class R5 Shares	(640,769)	713,143	(26,967)	652,599

Class R6
Issued	1,898,856	1,547,298	1,709,107	1,273,448
Reinvested	83,004	54,296	69,110	41,561
Redeemed	(752,490)	(253,757)	(522,050)	(246,864)

Change in Class R6 Shares	1,229,370	1,347,837	1,256,167	1,068,145

Select Class
Issued	478,455	404,998	285,233	380,688
Reinvested	19,862	17,107	12,607	11,030
Redeemed	(255,985)	(153,302)	(393,230)	(125,510)

Change in Select Class Shares	242,332	268,803	(95,390)	266,208

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$392	$1,309	$390	$1,272
Cost of shares redeemed	(49,457)	—	(49,361)	—

Change in net assets resulting from Class A capital transactions	$(49,065)	$1,309	$(48,971)	$1,272

Class C
Distributions reinvested	$269	$886	$268	$851
Cost of shares redeemed	(48,323)	—	(48,228)	—

Change in net assets resulting from Class C capital transactions	$(48,054)	$886	$(47,960)	$851

Class R2
Distributions reinvested	$341	$1,131	$340	$1,095
Cost of shares redeemed	(48,952)	—	(48,857)	—

Change in net assets resulting from Class R2 capital transactions	$(48,611)	$1,131	$(48,517)	$1,095

Class R5
Proceeds from shares issued	$10,073,506	$11,795,238	$6,734,996	$9,443,810
Distributions reinvested	862,378	725,641	569,655	437,999
Cost of shares redeemed	(11,716,344)	(2,236,463)	(6,554,561)	(2,102,478)

Change in net assets resulting from Class R5 capital transactions	$(780,460)	$10,284,416	$750,090	$7,779,331

Class R6
Proceeds from shares issued	$31,938,288	$20,564,169	$20,773,190	$14,604,717
Distributions reinvested	1,142,943	670,559	675,330	305,678
Cost of shares redeemed	(10,844,698)	(3,208,591)	(5,088,457)	(2,791,773)

Change in net assets resulting from Class R6 capital transactions	$22,236,533	$18,026,137	$16,360,063	$12,118,622

Select Class
Proceeds from shares issued	$5,923,678	$5,965,395	$4,805,116	$4,732,484
Distributions reinvested	298,847	265,833	143,468	108,591
Cost of shares redeemed	(6,481,251)	(2,195,134)	(3,816,240)	(1,917,806)

Change in net assets resulting from Select Class capital transactions	$(258,726)	$4,036,094	$1,132,344	$2,923,269

Total change in net assets resulting from capital transactions	$21,051,617	$32,349,973	$18,097,049	$22,824,440

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	21	67	21	65
Redeemed	(2,480)	—	(2,485)	—

Change in Class A Shares	(2,459)	67	(2,464)	65

Class C
Reinvested	14	45	14	43
Redeemed	(2,424)	—	(2,429)	—

Change in Class C Shares	(2,410)	45	(2,415)	43

Class R2
Reinvested	18	57	18	56
Redeemed	(2,455)	—	(2,461)	—

Change in Class R2 Shares	(2,437)	57	(2,443)	56

Class R5
Issued	532,639	585,960	354,383	473,295
Reinvested	45,238	36,801	29,985	22,295
Redeemed	(617,786)	(112,427)	(345,537)	(106,302)

Change in Class R5 Shares	(39,909)	510,334	38,831	389,288

Class R6
Issued	1,682,596	1,029,638	1,094,870	734,473
Reinvested	59,815	33,960	35,425	15,520
Redeemed	(560,773)	(160,911)	(264,517)	(138,958)

Change in Class R6 Shares	1,181,638	902,687	865,778	611,035

Select Class
Issued	310,728	299,611	256,349	238,413
Reinvested	15,688	13,489	7,548	5,525
Redeemed	(345,181)	(111,723)	(204,108)	(97,787)

Change in Select Class Shares	(18,765)	201,377	59,789	146,151

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$392	$1,273	$375	$1,258
Cost of shares redeemed	(49,352)	—	(49,117)	—

Change in net assets resulting from Class A capital transactions	$(48,960)	$1,273	$(48,742)	$1,258

Class C
Distributions reinvested	$268	$853	$253	$839
Cost of shares redeemed	(48,216)	—	(47,956)	—

Change in net assets resulting from Class C capital transactions	$(47,948)	$853	$(47,703)	$839

Class R2
Distributions reinvested	$341	$1,097	$323	$1,082
Cost of shares redeemed	(48,903)	—	(48,614)	—

Change in net assets resulting from Class R2 capital transactions	$(48,562)	$1,097	$(48,291)	$1,082

Class R5
Proceeds from shares issued	$6,020,577	$5,890,315	$2,684,877	$3,008,056
Distributions reinvested	399,771	296,594	170,645	118,417
Cost of shares redeemed	(4,254,475)	(1,561,233)	(1,351,311)	(377,099)

Change in net assets resulting from Class R5 capital transactions	$2,165,873	$4,625,676	$1,504,211	$2,749,374

Class R6
Proceeds from shares issued	$16,766,240	$7,744,641	$7,061,404	$2,227,517
Distributions reinvested	362,994	153,001	136,164	27,859
Cost of shares redeemed	(4,364,900)	(1,801,398)	(1,173,412)	(598,073)

Change in net assets resulting from Class R6 capital transactions	$12,764,334	$6,096,244	$6,024,156	$1,657,303

Select Class
Proceeds from shares issued	$5,459,682	$3,054,689	$2,888,471	$1,069,391
Distributions reinvested	146,612	117,254	59,443	33,926
Cost of shares redeemed	(3,774,766)	(481,465)	(1,473,230)	(228,177)

Change in net assets resulting from Select Class capital transactions	$1,831,528	$2,690,478	$1,474,684	$875,140

Total change in net assets resulting from capital transactions	$16,616,265	$13,415,621	$8,858,315	$5,284,996

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Reinvested	21	65	20	65
Redeemed	(2,485)	—	(2,516)	—

Change in Class A Shares	(2,464)	65	(2,496)	65

Class C
Reinvested	14	43	14	44
Redeemed	(2,429)	—	(2,459)	—

Change in Class C Shares	(2,415)	43	(2,445)	44

Class R2
Reinvested	18	56	17	56
Redeemed	(2,464)	—	(2,491)	—

Change in Class R2 Shares	(2,446)	56	(2,474)	56

Class R5
Issued	318,294	295,740	143,252	153,205
Reinvested	21,044	15,096	9,115	6,131
Redeemed	(224,027)	(78,993)	(72,566)	(19,594)

Change in Class R5 Shares	115,311	231,843	79,801	139,742

Class R6
Issued	884,990	389,949	374,815	114,202
Reinvested	19,022	7,769	7,240	1,437
Redeemed	(226,904)	(89,687)	(62,284)	(30,079)

Change in Class R6 Shares	677,108	308,031	319,771	85,560

Select Class
Issued	293,624	154,067	155,264	54,644
Reinvested	7,700	5,971	3,170	1,756
Redeemed	(198,204)	(24,330)	(82,162)	(11,588)

Change in Select Class Shares	103,120	135,708	76,272	44,812

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2016	$16.47	$0.31	(h)	$0.05	$0.36	$(0.31)	$(0.02)	$(0.33)
Year Ended June 30, 2015	16.78	0.28		(0.19)	0.09	(0.28)	(0.12)	(0.40)
Year Ended June 30, 2014	15.44	0.30	(h)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(k)	0.41	0.73	(0.29)	— (l)	(0.29)

Class C
Year Ended June 30, 2016	16.46	0.21	(h)	0.05	0.26	(0.21)	(0.02)	(0.23)
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(h)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(k)	0.41	0.64	(0.20)	— (l)	(0.20)

Class R2
Year Ended June 30, 2016	16.47	0.27	(h)	0.05	0.32	(0.27)	(0.02)	(0.29)
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(h)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(k)	0.41	0.69	(0.25)	— (l)	(0.25)

Class R5
Year Ended June 30, 2016	16.47	0.35	(h)	0.07	0.42	(0.37)	(0.02)	(0.39)
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(h)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(k)	0.45	0.78	(0.34)	— (l)	(0.34)

Class R6
Year Ended June 30, 2016	16.48	0.37	(h)	0.06	0.43	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(h)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(k)	0.43	0.80	(0.35)	— (l)	(0.35)

Select Class
Year Ended June 30, 2016	16.47	0.33	(h)	0.06	0.39	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(k)	0.41	0.75	(0.31)	— (l)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.50	2.23%	$20,811	0.57%		1.90%		3.12%		52%
16.47	0.53	58,318	0.56		1.66		1.37		24
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(k)	12.14	(i)	84

16.49	1.61	20,591	1.17		1.29		3.65		52
16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(k)	12.64	(i)	84

16.50	1.97	20,690	0.82		1.65		3.39		52
16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(k)	12.38	(i)	84

16.50	2.58	19,314,726	0.22		2.19		0.80		52
16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(k)	9.64	(i)	84

16.51	2.64	31,351,683	0.17		2.29		0.69		52
16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(k)	4.40	(i)	84

16.50	2.39	7,797,395	0.42		2.03		0.98		52
16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(k)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2015 Fund
Class A
Year Ended June 30, 2016	$17.02	$0.32	(h)	$0.03	$0.35	$(0.33)	$— (i)	$(0.33)
Year Ended June 30, 2015	17.29	0.30	(h)	(0.15)	0.15	(0.30)	(0.12)	(0.42)
Year Ended June 30, 2014	15.71	0.32	(h)	1.61	1.93	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(l)	0.66	1.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	17.01	0.22	(h)	0.03	0.25	(0.23)	— (i)	(0.23)
Year Ended June 30, 2015	17.28	0.19	(h)	(0.14)	0.05	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.71	0.22	(h)	1.60	1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.25	(l)	0.66	0.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	17.02	0.28	(h)	0.02	0.30	(0.29)	— (i)	(0.29)
Year Ended June 30, 2015	17.29	0.25	(h)	(0.15)	0.10	(0.25)	(0.12)	(0.37)
Year Ended June 30, 2014	15.71	0.28	(h)	1.61	1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.31	(l)	0.66	0.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	17.02	0.37	(h)	0.03	0.40	(0.39)	— (i)	(0.39)
Year Ended June 30, 2015	17.29	0.36	(h)	(0.15)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.71	0.39	(h)	1.60	1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(l)	0.71	1.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	17.02	0.39	(h)	0.03	0.42	(0.40)	— (i)	(0.40)
Year Ended June 30, 2015	17.29	0.37	(h)	(0.16)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.72	0.41	(h)	1.58	1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(l)	0.69	1.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	17.01	0.33	(h)	0.05	0.38	(0.36)	— (i)	(0.36)
Year Ended June 30, 2015	17.29	0.34	(h)	(0.17)	0.17	(0.33)	(0.12)	(0.45)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59	1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(l)	0.66	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.005.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.04	2.15%	$20,818	0.57%		1.94%		3.11%		61%
17.02	0.86	60,484	0.56		1.73		1.25		23
17.29	12.36	59,964	0.51	(j)	1.94	(j)	1.54	(j)	75
15.71	6.73	53,380	0.55	(j)	2.24	(j)(l)	11.07	(j)	50

17.03	1.54	20,595	1.17		1.33		3.61		61
17.01	0.26	59,407	1.15		1.13		1.74		23
17.28	11.65	59,249	1.11	(j)	1.34	(j)	2.03	(j)	75
15.71	6.12	53,060	1.15	(j)	1.63	(j)(l)	11.56	(j)	50

17.03	1.84	20,716	0.82		1.68		3.35		61
17.02	0.61	60,030	0.81		1.48		1.49		23
17.29	12.09	59,663	0.76	(j)	1.69	(j)	1.78	(j)	75
15.71	6.47	53,245	0.80	(j)	1.98	(j)(l)	11.31	(j)	50

17.03	2.45	17,644,670	0.22		2.21		0.76		61
17.02	1.21	25,280,472	0.20		2.10		0.73		23
17.29	12.75	21,360,913	0.19	(j)	2.32	(j)	0.88	(j)	75
15.71	7.11	1,664,879	0.22	(j)	4.74	(j)(l)	4.81	(j)	50

17.04	2.57	30,490,415	0.17		2.30		0.66		61
17.02	1.26	26,706,166	0.16		2.13		0.67		23
17.29	12.73	23,135,359	0.12	(j)	2.44	(j)	1.01	(j)	75
15.72	7.22	12,260,353	0.17	(j)	2.70	(j)(l)	1.91	(j)	50

17.03	2.29	7,886,793	0.42		1.99		0.97		61
17.01	0.97	7,410,367	0.41		1.97		0.92		23
17.29	12.55	3,168,728	0.38	(j)	2.23	(j)	1.28	(j)	75
15.71	6.90	918,172	0.40	(j)	2.40	(j)(l)	10.55	(j)	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2016	$17.91	$0.35	(h)	$0.01	$0.36	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	18.03	0.33	(h)	(0.05)	0.28	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.03	0.33	(h)(i)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.96	1.33	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	17.91	0.25	(h)	(0.01)	0.24	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.03	0.22	(h)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(h)(i)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	0.96	1.23	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2016	17.91	0.31	(h)	— (l)	0.31	(0.32)	(0.01)	(0.33)
Year Ended June 30, 2015	18.03	0.28	(h)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)(i)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.96	1.29	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	17.91	0.41	(h)	0.01	0.42	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)(i)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2016	17.92	0.42	(h)	— (l)	0.42	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.03	0.40	(h)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)(i)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	0.98	1.39	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	17.91	0.38	(h)	— (l)	0.38	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.03	0.37	(h)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.
(l)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.90	2.06%	$20,914	0.58%		2.02%		2.94%		48%
17.91	1.54	63,467	0.57		1.80		1.10		17
18.03	14.75	62,504	0.53	(j)	1.94	(i)(j)	1.28	(j)	49
16.03	8.93	54,454	0.56	(j)	2.33	(i)(j)	10.57	(j)	31

17.89	1.39	20,647	1.19		1.40		3.47		48
17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(j)	1.34	(i)(j)	1.78	(j)	49
16.02	8.23	54,131	1.16	(j)	1.73	(i)(j)	11.07	(j)	31

17.89	1.74	20,787	0.84		1.76		3.20		48
17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(j)	1.69	(i)(j)	1.53	(j)	49
16.03	8.66	54,320	0.81	(j)	2.08	(i)(j)	10.82	(j)	31

17.90	2.41	53,660,447	0.24		2.33		0.60		48
17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(j)	2.60	(i)(j)	0.68	(j)	49
16.03	9.31	667,513	0.22	(j)	4.48	(i)(j)	6.18	(j)	31

17.90	2.41	97,198,855	0.19		2.40		0.51		48
17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(j)	2.53	(i)(j)	0.76	(j)	49
16.03	9.35	17,419,901	0.18	(j)	2.84	(i)(j)	1.56	(j)	31

17.89	2.16	20,196,469	0.44		2.18		0.79		48
17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2016	$18.52	$0.35	(h)	$(0.07)		$0.28	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	18.58	0.32		0.01	(i)	0.33	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.27	0.33	(h)(j)	2.35		2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.20		1.57	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	18.51	0.24	(h)	(0.07)		0.17	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	18.57	0.21		0.01	(i)	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(h)(j)	2.35		2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.21		1.48	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2016	18.51	0.30	(h)	(0.07)		0.23	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	18.58	0.28		(0.01	)(i)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(h)(j)	2.35		2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.20		1.53	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	18.52	0.41	(h)	(0.07)		0.34	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	18.59	0.38		0.00	(i)(m)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(h)(j)	2.27		2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.25		1.64	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2016	18.52	0.43	(h)	(0.08)		0.35	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	18.58	0.38		0.02	(i)	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(h)(j)	2.31		2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.21		1.63	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	18.51	0.40	(h)	(0.09)		0.31	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	18.58	0.34		0.01	(i)	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(h)(j)	2.29		2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.22		1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
(m)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earning credits (f)		Portfolio turnover rate (c)(g)

$18.43	1.56%	$20,841	0.59%		1.95%		2.95%		45%
18.52	1.77	65,562	0.58		1.74		1.13		14
18.58	16.57	64,440	0.53	(k)	1.88	(j)(k)	1.42	(k)	40
16.27	10.55	55,293	0.57	(k)	2.33	(j)(k)	10.86	(k)	25

18.42	0.95	20,606	1.20		1.33		3.48		45
18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(k)	1.28	(j)(k)	1.92	(k)	40
16.27	9.91	54,964	1.17	(k)	1.73	(j)(k)	11.36	(k)	25

18.42	1.31	20,748	0.85		1.68		3.22		45
18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(k)	1.63	(j)(k)	1.67	(k)	40
16.27	10.28	55,156	0.82	(k)	2.08	(j)(k)	11.11	(k)	25

18.43	1.92	51,575,522	0.25		2.25		0.62		45
18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(k)	2.62	(j)(k)	0.76	(k)	40
16.28	11.01	1,386,248	0.24	(k)	5.51	(j)(k)	4.79	(k)	25

18.43	1.97	84,808,931	0.20		2.37		0.52		45
18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(k)	2.47	(j)(k)	0.90	(k)	40
16.27	10.98	13,347,658	0.20	(k)	2.79	(j)(k)	1.76	(k)	25

18.42	1.73	21,966,302	0.45		2.19		0.82		45
18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(k)	2.33	(j)(k)	1.13	(k)	40
16.28	10.78	840,259	0.42	(k)	2.48	(j)(k)	10.56	(k)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2016	$19.11	$0.35	(h)	$(0.19)		$0.16	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	19.14	0.33	(h)	0.04	(i)	0.37	(0.32)	(0.08)	(0.40)
Year Ended June 30, 2014	16.48	0.33	(h)(j)	2.67		3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.40		1.77	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2016	19.10	0.23	(h)	(0.19)		0.04	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.13	0.21	(h)	0.05	(i)	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(h)(j)	2.67		2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.41		1.68	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.10	0.30	(h)	(0.19)		0.11	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.14	0.28	(h)	0.03	(i)	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)(j)	2.68		2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.40		1.73	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2016	19.10	0.41	(h)	(0.18)		0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.40	(h)	0.03	(i)	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)(j)	2.55		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.40	(j)	1.43		1.83	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.11	0.43	(h)	(0.20)		0.23	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.14	0.41	(h)	0.04	(i)	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)(j)	2.61		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.41		1.83	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2016	19.09	0.39	(h)	(0.20)		0.19	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.13	0.37	(h)	0.02	(i)	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)(j)	2.63		3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.38	(j)	1.42		1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.90	0.88%	$20,758	0.60%		1.87%		2.98%		52%
19.11	1.95	67,472	0.58		1.69		1.11		14
19.14	18.32	66,203	0.54	(k)	1.81	(j)(k)	1.45	(k)	36
16.48	11.89	55,947	0.58	(k)	2.31	(j)(k)	11.17	(k)	30

18.88	0.22	20,520	1.20		1.26		3.48		52
19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(k)	1.21	(j)(k)	1.95	(k)	36
16.48	11.25	55,613	1.18	(k)	1.71	(j)(k)	11.67	(k)	30

18.89	0.62	20,665	0.85		1.61		3.21		52
19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(k)	1.56	(j)(k)	1.70	(k)	36
16.48	11.62	55,807	0.83	(k)	2.06	(j)(k)	11.42	(k)	30

18.89	1.23	59,159,371	0.25		2.19		0.62		52
19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(k)	2.78	(j)(k)	0.73	(k)	36
16.48	12.29	974,686	0.26	(k)	4.51	(j)(k)	5.45	(k)	30

18.90	1.28	77,474,074	0.20		2.30		0.52		52
19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(k)	2.50	(j)(k)	0.89	(k)	36
16.48	12.33	6,769,334	0.22	(k)	2.80	(j)(k)	2.85	(k)	30

18.88	1.04	20,672,603	0.45		2.09		0.81		52
19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(k)	2.21	(j)(k)	1.13	(k)	36
16.48	12.06	929,479	0.43	(k)	2.45	(j)(k)	10.68	(k)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2016	$19.57	$0.34	(h)	$(0.25)		$0.09	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	19.57	0.32		0.07	(j)	0.39	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2014	16.67	0.31	(h)(i)	2.93		3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	1.60		1.97	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	19.56	0.23	(h)	(0.25)		(0.02)	(0.25)	(0.01)	(0.26)
Year Ended June 30, 2015	19.56	0.20		0.07	(j)	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(h)(i)	2.93		3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.59		1.86	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.57	0.29	(h)	(0.26)		0.03	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.57	0.27		0.07	(j)	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(h)(i)	2.92		3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (i) through June 30, 2013	15.00	0.33	(i)	1.60		1.93	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	19.58	0.41	(h)	(0.26)		0.15	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.58	0.38		0.07	(j)	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(h)(i)	2.80		3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.41	(i)	1.61		2.02	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.58	0.43	(h)	(0.27)		0.16	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.57	0.38		0.09	(j)	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(h)(i)	2.83		3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(i)	1.60		2.03	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	19.57	0.38	(h)	(0.27)		0.11	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.57	0.34		0.08	(j)	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(h)(i)	2.87		3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.60		1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earning credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.29	0.51%	$20,744	0.60%		1.82%		3.02%		53%
19.57	1.98	68,989	0.58		1.65		1.19		14
19.57	19.50	67,644	0.54	(k)	1.72	(i)(k)	1.94	(k)	37
16.67	13.21	56,597	0.59	(k)	2.29	(i)(k)	12.80	(k)	41

19.28	(0.10)	20,501	1.20		1.20		3.52		53
19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(k)	1.11	(i)(k)	2.43	(k)	37
16.66	12.49	56,260	1.19	(k)	1.69	(i)(k)	13.30	(k)	41

19.28	0.21	20,613	0.85		1.56		3.26		53
19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(k)	1.46	(i)(k)	2.18	(k)	37
16.67	12.93	56,455	0.84	(k)	2.04	(i)(k)	13.04	(k)	41

19.29	0.81	38,009,777	0.25		2.18		0.67		53
19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(k)	2.67	(i)(k)	0.91	(k)	37
16.67	13.60	606,414	0.26	(k)	5.21	(i)(k)	10.33	(k)	41

19.29	0.86	67,700,314	0.20		2.29		0.56		53
19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(k)	2.59	(i)(k)	1.08	(k)	37
16.67	13.65	1,295,293	0.23	(k)	2.78	(i)(k)	7.67	(k)	41

19.28	0.62	10,229,764	0.45		2.00		0.89		53
19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(k)	2.13	(i)(k)	1.41	(k)	37
16.67	13.38	1,176,228	0.45	(k)	2.41	(i)(k)	11.89	(k)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2016	$19.83	$0.34	(h)	$(0.35)		$(0.01)	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	19.80	0.32	(h)	0.09	(i)	0.41	(0.32)	(0.06)	(0.38)
Year Ended June 30, 2014	16.72	0.32	(h)(j)	3.10		3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (I) through June 30, 2013	15.00	0.37	(j)	1.64		2.01	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2016	19.82	$0.22	(h)	(0.35)		(0.13)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.79	0.20	(h)	0.09	(i)	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(h)(j)	3.10		3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (I) through June 30, 2013	15.00	0.27	(j)	1.65		1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.82	$0.29	(h)	(0.35)		(0.06)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.80	0.27	(h)	0.08	(i)	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)(j)	3.10		3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (I) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2016	19.83	$0.41	(h)	(0.35)		0.06	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.80	0.41	(h)	0.07	(i)	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)(j)	2.96		3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (I) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.83	$0.43	(h)	(0.36)		0.07	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.80	0.42	(h)	0.07	(i)	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)(j)	3.01		3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (I) through June 30, 2013	15.00	0.42	(j)	1.66		2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	19.82	$0.38	(h)	(0.36)		0.02	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.79	0.37	(h)	0.07	(i)	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)(j)	3.04		3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (I) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.45	0.02%	$20,653	0.60%		1.78%		3.03%		56%
19.83	2.08	69,811	0.58		1.63		1.20		12
19.80	20.50	68,397	0.56	(k)	1.71	(j)(k)	1.93	(k)	22
16.72	13.52	56,777	0.60	(k)	2.88	(j)(k)	14.44	(k)	52

19.44	(0.59)	20,409	1.20		1.16		3.55		56
19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(k)	1.10	(j)(k)	2.44	(k)	22
16.72	12.87	56,439	1.20	(k)	1.68	(j)(k)	14.93	(k)	52

19.44	(0.23)	20,577	0.85		1.51		3.28		56
19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(k)	1.45	(j)(k)	2.18	(k)	22
16.72	13.25	56,635	0.85	(k)	2.03	(j)(k)	14.68	(k)	52

19.45	0.37	36,208,196	0.25		2.14		0.69		56
19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(k)	2.74	(j)(k)	0.88	(k)	22
16.72	13.92	669,908	0.27	(k)	5.57	(j)(k)	12.70	(k)	52

19.45	0.42	59,798,924	0.20		2.27		0.57		56
19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(k)	2.56	(j)(k)	1.04	(k)	22
16.72	13.96	504,437	0.23	(k)	2.67	(j)(k)	11.68	(k)	52

19.44	0.18	14,121,513	0.45		1.99		0.88		56
19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(k)	2.15	(j)(k)	1.35	(k)	22
16.72	13.70	928,644	0.45	(k)	2.44	(j)(k)	14.11	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2016	$19.75	$0.34	(h)	$(0.33)		$0.01	$(0.36)	$(0.01)	$(0.37)
Year Ended June 30, 2015	19.71	0.32		0.08	(i)	0.40	(0.32)	(0.04)	(0.36)
Year Ended June 30, 2014	16.72	0.32	(h)(j)	3.05		3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.65		2.02	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	19.74	0.22	(h)	(0.33)		(0.11)	(0.24)	(0.01)	(0.25)
Year Ended June 30, 2015	19.70	0.20		0.08	(i)	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(h)(j)	3.05		3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.64		1.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.74	0.29	(h)	(0.33)		(0.04)	(0.31)	(0.01)	(0.32)
Year Ended June 30, 2015	19.71	0.27		0.07	(i)	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(h)(j)	3.05		3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.65		1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	19.75	0.41	(h)	(0.33)		0.08	(0.43)	(0.01)	(0.44)
Year Ended June 30, 2015	19.71	0.38		0.09	(i)	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(h)(j)	2.88		3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (i) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.76	0.44	(h)	(0.35)		0.09	(0.44)	(0.01)	(0.45)
Year Ended June 30, 2015	19.72	0.39		0.09	(i)	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.5	(h)(j)	2.95		3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.65		2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	19.74	0.39	(h)	(0.35)		0.04	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2015	19.71	0.34		0.08	(i)	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(h)(j)	3.01		3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.39	0.11%	$20,668	0.60%		1.78%		3.14%		54%
19.75	2.08	69,714	0.58		1.62		1.42		15
19.71	20.29	68,311	0.53	(k)	1.73	(j)(k)	3.34	(k)	31
16.72	13.56	56,774	0.60	(k)	2.28	(j)(k)	15.87	(k)	64

19.38	(0.50)	20,425	1.20		1.16		3.65		54
19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(k)	1.13	(j)(k)	3.84	(k)	31
16.71	12.84	56,435	1.20	(k)	1.68	(j)(k)	16.36	(k)	64

19.38	(0.15)	20,592	0.85		1.51		3.39		54
19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(k)	1.48	(j)(k)	3.59	(k)	31
16.72	13.29	56,632	0.85	(k)	2.03	(j)(k)	16.10	(k)	64

19.39	0.46	23,904,086	0.25		2.16		0.83		54
19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(k)	2.87	(j)(k)	1.32	(k)	31
16.72	13.96	197,653	0.26	(k)	3.43	(j)(k)	15.73	(k)	64

19.40	0.51	35,978,570	0.20		2.31		0.68		54
19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(k)	2.67	(j)(k)	1.97	(k)	31
16.72	14.00	162,602	0.23	(k)	2.41	(j)(k)	14.36	(k)	64

19.38	0.27	7,930,339	0.45		2.06		1.05		54
19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(k)	2.10	(j)(k)	2.56	(k)	31
16.72	13.73	855,650	0.45	(k)	2.43	(j)(k)	15.61	(k)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2016	$19.74	$0.34	(h)	$(0.33	)(i)	$0.01	$(0.35)	$(0.02)	$(0.37)
Year Ended June 30, 2015	19.72	0.32		0.07		0.39	(0.33)	(0.04)	(0.37)
Year Ended June 30, 2014	16.73	0.33	(h)(j)	3.05		3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (l) through June 30, 2013	15.00	0.36	(i)	1.67		2.03	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	19.73	0.22	(h)	(0.32	)(i)	(0.10)	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2015	19.71	0.20		0.07		0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(h)(j)	3.06		3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.65		1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.74	0.29	(h)	(0.32	)(i)	(0.03)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2015	19.71	0.27		0.08		0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(h)(j)	3.06		3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(i)	1.66		1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	19.74	0.41	(h)	(0.33	)(i)	0.08	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2015	19.71	0.39		0.08		0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(h)(j)	2.92		3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(i)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.75	0.46	(h)	(0.37	)(i)	0.09	(0.43)	(0.02)	(0.45)
Year Ended June 30, 2015	19.72	0.41		0.07		0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(h)(j)	2.97		3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(i)	1.66		2.09	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	19.73	0.38	(h)	(0.33	)(i)	0.05	(0.39)	(0.02)	(0.41)
Year Ended June 30, 2015	19.71	0.35		0.07		0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(h)(j)	3.01		3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.66		2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.38	0.11%	$20,694	0.60%		1.78%		3.27%		60%
19.74	1.97	69,732	0.58		1.63		1.57		11
19.72	20.36	68,363	0.55	(k)	1.77	(j)(k)	3.42	(k)	23
16.73	13.62	56,796	0.60	(k)	2.28	(j)(k)	15.61	(k)	49

19.37	(0.50)	20,454	1.20		1.16		3.80		60
19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(k)	1.17	(j)(k)	3.92	(k)	23
16.72	12.90	56,458	1.20	(k)	1.67	(j)(k)	16.10	(k)	49

19.38	(0.15)	20,565	0.85		1.51		3.54		60
19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(k)	1.52	(j)(k)	3.67	(k)	23
16.72	13.28	56,654	0.85	(k)	2.02	(j)(k)	15.85	(k)	49

19.38	0.46	17,568,136	0.25		2.17		0.99		60
19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(k)	2.78	(j)(k)	1.74	(k)	23
16.72	13.95	503,559	0.27	(k)	4.14	(j)(k)	14.51	(k)	49

19.39	0.51	22,544,112	0.21		2.41		0.83		60
19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(k)	2.60	(j)(k)	2.52	(k)	23
16.73	14.06	238,087	0.22	(k)	3.09	(j)(k)	14.50	(k)	49

19.37	0.27	8,769,180	0.45		2.01		1.18		60
19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(k)	2.16	(j)(k)	2.90	(k)	23
16.73	13.79	860,746	0.45	(k)	2.43	(j)(k)	15.35	(k)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2016	$19.41	$0.33	(h)	$(0.29)		$0.04	$(0.34)	$(0.01)	$(0.35)
Year Ended June 30, 2015	19.36	0.32		0.08	(i)	0.40	(0.32)	(0.03)	(0.35)
Year Ended June 30, 2014	16.71	0.33	(h)(j)	2.95		3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (l) through June 30, 2013	15.00	0.36	(j)	1.65		2.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2016	19.39	0.22	(h)	(0.29)		(0.07)	(0.23)	(0.01)	(0.24)
Year Ended June 30, 2015	19.35	0.20		0.08	(i)	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(h)(j)	2.95		3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.63		1.90	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2016	19.40	0.28	(h)	(0.29)		(0.01)	(0.29)	(0.01)	(0.30)
Year Ended June 30, 2015	19.35	0.27		0.09	(i)	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(h)(j)	2.94		3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2016	19.41	0.41	(h)	(0.31)		0.10	(0.41)	(0.01)	(0.42)
Year Ended June 30, 2015	19.36	0.39		0.08	(i)	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(h)(j)	2.77		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.64		2.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2016	19.41	0.47	(h)	(0.35)		0.12	(0.42)	(0.01)	(0.43)
Year Ended June 30, 2015	19.36	0.40		0.08	(i)	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(h)(j)	2.89		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.64		2.07	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2016	19.40	0.37	(h)	(0.30)		0.07	(0.37)	(0.01)	(0.38)
Year Ended June 30, 2015	19.35	0.35		0.09	(i)	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(h)(j)	2.93		3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.64		2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
(m)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.10	0.25%	$20,699	0.60%		1.77%		3.76%		53%
19.41	2.12	69,475	0.58		1.64		3.04		16
19.36	19.92	68,033	0.51	(k)	1.84	(j)(k)	9.61	(k)	23
16.71	13.49	56,738	0.60	(k)	2.27	(j)(k)	16.56	(k)	52

19.08	(0.35)	20,489	1.20		1.16		4.28		53
19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(k)	1.23	(j)(k)	10.11	(k)	23
16.70	12.77	56,400	1.20	(k)	1.67	(j)(k)	17.04	(k)	52

19.09	0.00 (m)	20,625	0.85		1.51		4.02		53
19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(k)	1.59	(j)(k)	9.86	(k)	23
16.71	13.21	56,597	0.85	(k)	2.02	(j)(k)	16.79	(k)	52

19.09	0.56	8,126,493	0.25		2.17		1.46		53
19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(k)	3.10	(j)(k)	4.01	(k)	23
16.71	13.88	71,611	0.25	(k)	2.68	(j)(k)	16.17	(k)	52

19.10	0.66	8,100,832	0.21		2.52		1.33		53
19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(k)	2.51	(j)(k)	8.79	(k)	23
16.71	13.93	108,546	0.21	(k)	2.85	(j)(k)	16.21	(k)	52

19.09	0.43	3,553,395	0.45		1.96		1.66		53
19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(k)	2.04	(j)(k)	9.30	(k)	23
16.71	13.66	901,904	0.45	(k)	2.44	(j)(k)	16.31	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$58,363,670	$25,010	$—	$58,388,680

Appreciation in Other Financial Instruments
Futures Contracts	$26,094	$—	$—	$26,094

JPMorgan SmartRetirement Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$54,741,481	$25,010	$—	$54,766,491

Appreciation in Other Financial Instruments
Futures Contracts	$26,094	$—	$—	$26,094

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$170,609,614	$200,078	$—	$170,809,692

Appreciation in Other Financial Instruments
Futures Contracts	$137,108	$—	$—	$137,108

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$156,999,863	$170,066	$—	$157,169,929

Appreciation in Other Financial Instruments
Futures Contracts	$162,179	$—	$—	$162,179

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$156,750,758	$190,074	$—	$156,940,832

Appreciation in Other Financial Instruments
Futures Contracts	$233,810	$—	$—	$233,810

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$115,706,051	$310,121	$—	$116,016,172

Appreciation in Other Financial Instruments
Futures Contracts	$201,581	$—	$—	$201,581

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$109,908,752	$290,113	$—	$110,198,865

Appreciation in Other Financial Instruments
Futures Contracts	$218,977	$—	$—	$218,977

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$67,247,102	$270,105	$—	$67,517,207

Appreciation in Other Financial Instruments
Futures Contracts	$128,929	$—	$—	$128,929

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$48,857,881	$165,064	$—	$49,022,945

Appreciation in Other Financial Instruments
Futures Contracts	$93,114	$—	$—	$93,114

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,901,491	$40,016	$—	$19,941,507

Appreciation in Other Financial Instruments
Futures Contracts	$36,836	$—	$—	$36,836

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note that is held for initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by the Adviser or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$103,303	$368,563	$—	$—	$—	49,334	$458,810
JPMorgan Core Bond Fund, Class R6 Shares	6,957,931	3,495,859	2,196,220	(15,400)	196,546	706,155	8,480,916
JPMorgan Corporate Bond Fund, Class R6 Shares	1,532,258	656,625	149,341	(6,482)	49,401	207,157	2,121,290
JPMorgan Emerging Economies Fund, Class R5 Shares	141,432	—	149,985	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	532,122	—	—	1,549	47,755	510,027
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	915,626	378,781	400,062	(50,206)	51,057	111,179	911,671
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	131,606	477,486	—	—	3,294	30,276	624,892
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	238,181	—	164,703	(49,191)	—	6,927	57,149
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,176,816	464,808	72,262	(8,188)	60,892	162,840	1,503,017
JPMorgan High Yield Fund, Class R6 Shares	2,474,985	2,773,651	1,015,880	(148,683)	229,361	571,921	4,077,798
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,345,200	858,523	3,223,426	(13,910)	47,128	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,609,007	32,316,008	32,222,236	—	12,428	5,702,779	5,702,779
JPMorgan Realty Income Fund, Class R5 Shares	1,157,427	77,511	1,242,249	(6,343)	4,540	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,635,232	462,805	62,432	18,780	89,807	1,323,754

	$22,783,772			$(235,971)	$674,976		$25,772,103

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$126,014	$361,485	$—	$—	$—	50,686	$471,383
JPMorgan Core Bond Fund, Class R6 Shares	8,576,997	3,382,359	4,894,833	(3,232)	216,798	606,145	7,279,804
JPMorgan Corporate Bond Fund, Class R6 Shares	1,868,700	565,510	477,896	(17,251)	55,072	198,893	2,036,668
JPMorgan Emerging Economies Fund, Class R5 Shares	274,400	119,845	417,295	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	533,915	—	—	4,546	43,754	467,296
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,218,812	183,696	485,686	(59,789)	57,860	113,067	927,152
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	305,509	344,983	111,895	(18,940)	3,868	26,214	541,052
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	307,983	—	215,452	(64,415)	—	8,625	71,158

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2015 Fund (continued)
JPMorgan Floating Rate Income Fund, Class R6 Shares	$1,343,973	$321,655	$200,337	$(17,087)	$63,658	150,786	$1,391,752
JPMorgan High Yield Fund, Class R6 Shares	3,093,871	2,683,326	1,632,216	(228,503)	248,964	552,558	3,939,735
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,704,442	692,340	3,415,490	(20,786)	48,957	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,295,011	43,996,732	44,459,792	—	12,290	4,831,951	4,831,951
JPMorgan Realty Income Fund, Class R5 Shares	1,684,119	94,993	1,760,274	(5,630)	6,227	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,914,177	856,082	109,535	22,362	85,066	1,253,877

	$26,799,831			$(326,098)	$740,602		$23,211,828

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$123,693	$341,527	$—	$—	$—	48,320	$449,371
JPMorgan Core Bond Fund, Class R6 Shares	20,858,510	9,907,561	5,726,885	(43,853)	594,030	2,140,774	25,710,695
JPMorgan Corporate Bond Fund, Class R6 Shares	4,987,765	1,925,807	693,915	(31,462)	152,063	631,419	6,465,728
JPMorgan Emerging Economies Fund, Class R5 Shares	1,419,675	225,274	1,697,083	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,427,824	266,560	(75,854)	18,442	179,715	1,919,357
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,601,399	640,705	1,177,214	(147,023)	130,080	254,812	2,089,455
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,396,295	887,733	—	—	20,334	108,843	2,246,520
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	637,019	—	320,407	(96,078)	—	34,604	285,481
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,158,480	540,935	—	—	62,628	177,428	1,637,664
JPMorgan High Yield Fund, Class R6 Shares	6,540,937	5,781,036	1,971,817	(308,419)	556,863	1,393,507	9,935,704
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,597,175	825,045	3,449,793	1,951	51,725	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,322,390	81,223,375	82,159,835	—	5,873	2,385,930	2,385,930
JPMorgan Realty Income Fund, Class R5 Shares	5,800,953	483,542	6,233,918	(47,781)	22,126	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	7,394,225	2,534,392	265,485	87,421	377,253	5,560,716

	$51,444,291			$(483,034)	$1,701,585		$58,686,621

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$14,456,214	$9,233,433	$3,498,761	$(15,100)	$450,751	1,725,492	$20,723,163
JPMorgan Corporate Bond Fund, Class R6 Shares	3,601,715	1,727,588	258,226	(10,509)	117,188	514,410	5,267,562
JPMorgan Emerging Economies Fund, Class R5 Shares	1,510,219	476,055	2,068,194	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,283,628	—	—	22,660	185,880	1,985,195
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,963,540	748,305	1,189,575	(140,930)	100,341	187,367	1,536,411
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,737,476	1,162,550	202,789	(67,022)	23,834	126,141	2,603,547
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	344,276	—	—	—	—	41,883	345,532
JPMorgan High Yield Fund, Class R6 Shares	4,946,582	4,491,392	1,182,433	(195,558)	433,172	1,108,085	7,900,644
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,390,185	84,858,766	85,021,008	—	6,024	2,227,943	2,227,943
JPMorgan Realty Income Fund, Class R5 Shares	5,843,982	21,553	5,890,278	—	21,553	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	7,469,126	2,238,294	235,211	89,682	399,784	5,892,822

	$36,794,189			$(193,908)	$1,265,205		$48,482,819

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$11,072,521	$5,690,822	$3,167,729	$(25,175)	$333,864	1,162,774	$13,964,912
JPMorgan Corporate Bond Fund, Class R6 Shares	2,904,095	1,346,279	444,059	(18,856)	87,030	385,161	3,944,052
JPMorgan Emerging Economies Fund, Class R5 Shares	2,002,705	505,889	2,567,188	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	3,098,750	200,512	(69,888)	28,436	238,493	2,547,102
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,955,676	608,111	1,463,830	(154,509)	88,642	133,456	1,094,341
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,286,107	1,208,573	415,349	(100,384)	29,831	143,378	2,959,319
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	388,176	—	—	—	—	47,223	389,593
JPMorgan High Yield Fund, Class R6 Shares	5,146,155	3,870,139	1,555,733	(265,282)	411,620	993,800	7,085,797
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,504,477	84,328,444	84,033,912	—	6,486	2,799,009	2,799,009
JPMorgan Realty Income Fund, Class R5 Shares	7,137,337	254,067	7,345,674	(33,591)	27,166	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	8,844,047	3,063,667	336,597	105,665	450,384	6,638,664

	$35,397,249			$(331,088)	$1,118,740		$41,422,789

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,949,876	$3,834,317	$1,708,585	$(12,327)	$165,041	604,632	$7,261,630
JPMorgan Corporate Bond Fund, Class R6 Shares	1,388,016	886,021	146,808	(5,382)	43,777	215,040	2,202,012
JPMorgan Emerging Economies Fund, Class R5 Shares	1,389,653	489,359	1,918,218	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,585,889	463,294	(139,340)	21,511	175,446	1,873,758
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,067,664	470,633	920,117	(92,758)	49,783	74,674	612,327
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,861,441	1,084,432	304,789	(78,267)	23,914	123,011	2,538,955
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	199,290	—	—	—	—	24,245	200,018
JPMorgan High Yield Fund, Class R6 Shares	3,031,312	3,156,926	1,070,265	(165,404)	274,248	687,178	4,899,576
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,929,410	72,467,344	72,011,669	—	4,871	2,385,085	2,385,085
JPMorgan Realty Income Fund, Class R5 Shares	5,214,627	719,693	5,915,380	(36,709)	20,456	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	6,875,608	2,079,830	224,631	81,785	370,003	5,453,842

	$21,031,289			$(305,556)	$685,386		$27,427,203

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,765,374	$3,062,906	$1,632,342	$(13,640)	$97,400	358,032	$4,299,963
JPMorgan Corporate Bond Fund, Class R6 Shares	795,948	634,091	—	1,062	25,643	144,027	1,474,832
JPMorgan Emerging Economies Fund, Class R5 Shares	1,567,123	385,020	1,989,015	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	2,354,899	—	—	22,113	196,483	2,098,443
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	905,023	338,976	903,173	(83,933)	36,463	39,791	326,286
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,876,453	1,097,283	283,898	(90,600)	24,389	125,183	2,583,771
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,668	—	—	—	—	23,317	192,368
JPMorgan High Yield Fund, Class R6 Shares	2,719,795	2,969,431	1,084,922	(169,422)	244,285	618,504	4,409,931
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,907,096	73,780,249	73,635,315	—	4,683	2,052,030	2,052,030
JPMorgan Realty Income Fund, Class R5 Shares	5,293,525	606,907	5,866,300	(19,433)	20,528	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	6,972,874	1,964,273	242,464	83,016	389,073	5,734,942

	$18,022,005			$(133,502)	$558,520		$23,172,566

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,543,233	$1,642,151	$700,366	$(5,191)	$57,238	212,202	$2,548,547
JPMorgan Corporate Bond Fund, Class R6 Shares	465,992	398,310	—	622	15,069	86,989	890,766

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2045 Fund (continued)
JPMorgan Emerging Economies Fund, Class R5 Shares	$815,257	$297,844	$1,144,028	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	1,621,377	183,445	(53,052)	13,814	120,503	1,286,967
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	469,570	337,945	564,229	(45,401)	22,386	28,897	236,959
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,017,743	603,399	95,004	(30,829)	15,060	71,433	1,474,371
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	86,085	—	—	—	—	10,473	86,399
JPMorgan High Yield Fund, Class R6 Shares	1,479,396	1,967,507	648,288	(97,869)	147,079	377,132	2,688,948
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,082,061	44,935,138	44,734,958	—	3,394	1,282,241	1,282,241
JPMorgan Realty Income Fund, Class R5 Shares	2,942,119	619,306	3,562,614	(23,092)	11,893	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	4,296,979	1,190,070	139,504	50,874	238,347	3,513,232

	$9,901,456			$(115,308)	$336,807		$14,008,430

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$968,176	$1,467,457	$620,134	$(5,210)	$37,234	154,747	$1,858,510
JPMorgan Corporate Bond Fund, Class R6 Shares	314,565	410,063	96,348	(4,965)	9,806	62,994	645,055
JPMorgan Emerging Economies Fund, Class R5 Shares	540,920	159,941	716,506	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	1,010,960	51,318	(18,082)	8,838	80,552	860,296
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	312,027	124,856	299,122	(28,677)	13,331	16,288	133,558
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	757,241	417,764	—	—	8,630	55,151	1,138,311
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	60,088	—	—	—	—	7,310	60,307
JPMorgan High Yield Fund, Class R6 Shares	935,421	1,530,827	464,166	(68,953)	95,073	272,617	1,943,757
JPMorgan Prime Money Market Fund, Institutional Class Shares	631,838	35,816,956	35,312,438	—	2,480	1,136,356	1,136,356
JPMorgan Realty Income Fund, Class R5 Shares	1,909,551	215,203	2,118,566	(11,665)	7,219	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	3,025,979	774,531	88,777	32,652	172,729	2,546,023

	$6,429,827			$(48,775)	$215,263		$10,322,173

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$326,137	$574,043	$163,862	$(671)	$15,072	62,937	$755,871
JPMorgan Corporate Bond Fund, Class R6 Shares	83,198	170,591	—	151	4,045	25,616	262,310
JPMorgan Emerging Economies Fund, Class R5 Shares	217,381	49,188	271,986	—	—	—	—

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan SmartRetirement Blend 2055 Fund (continued)
JPMorgan Emerging Economies Fund, Class R6 Shares	$—	$417,760	$—	$—	$3,706	35,598	$380,184
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	105,810	86,688	126,232	(10,146)	5,292	7,974	65,388
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	246,012	242,449	26,910	(6,120)	3,864	22,042	454,955
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	31,281	—	—	—	—	3,805	31,395
JPMorgan High Yield Fund, Class R6 Shares	333,793	622,081	141,230	(23,807)	39,724	111,081	792,010
JPMorgan Prime Money Market Fund, Institutional Class Shares	149,134	14,938,753	14,665,344	—	902	422,543	422,543
JPMorgan Realty Income Fund, Class R5 Shares	652,626	181,029	836,057	(5,015)	2,809	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	1,220,122	287,394	34,068	13,624	70,319	1,036,508

	$2,145,372			$(11,540)	$89,038		$4,201,164

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2016:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Interest Rate	$238,809	(a)	$—

Short Futures Contracts:
Foreign Exchange	248,400	(b)	248,400

JPMorgan SmartRetirement Blend 2015 Fund
Long Futures Contracts:
Equity	125,462		—

Short Futures Contracts:
Interest Rate	239,102	(a)	—
Foreign Exchange	248,400	(b)	248,400

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	$1,601,989		$1,567,650
Interest Rate	120,298		—

Short Futures Contracts:
Interest Rate	357,773	(a)	—
Foreign Exchange	1,159,200	(b)	1,159,200

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	1,580,172		1,463,140
Interest Rate	205,248		—

Short Futures Contracts:
Equity	103,140	(c)	—
Interest Rate	357,773	(a)	—
Foreign Exchange	1,407,600	(b)	1,407,600

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	1,731,640		1,672,160
Interest Rate	40,050		—

Short Futures Contracts:
Interest Rate	438,315	(d)	—
Foreign Exchange	2,070,000	(b)	2,070,000

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	1,885,695		1,045,100
Interest Rate	518,313	(c)	—

Short Futures Contracts:
Interest Rate	239,102	(a)	—
Foreign Exchange	1,821,600	(b)	1,821,600

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	1,617,588		1,045,100

Short Futures Contracts:
Interest Rate	238,516	(a)	—
Foreign Exchange	1,987,200	(b)	1,987,200

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	1,191,923		731,570

Short Futures Contracts:
Foreign Exchange	1,159,200	(b)	1,159,200

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	694,670		627,060

Short Futures Contracts:
Foreign Exchange	828,000	(b)	828,000

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	$156,022		$209,020

Short Futures Contracts:
Foreign Exchange	331,200	(b)	331,200

(a)	For the period July 1, 2015 through July 31, 2015.
(b)	For the period June 1, 2016 through June 30, 2016.
(c)	For the period January 1, 2016 through January 31, 2016.
(d)	For the period July 1, 2015 through August 31, 2015.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$26,094

JPMorgan SmartRetirement Blend 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	$26,094

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$15,335
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	121,773

Total		$137,108

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$14,312
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	147,867

Total		$162,179

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$16,358
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	217,452

Total		$233,810

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,223
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	191,358

Total		$201,581

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,222
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	208,755

Total		$218,977

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$7,156
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	121,773

Total		$128,929

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,133
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	86,981

Total		$93,114

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,044
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	34,792

Total		$36,836

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2016, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,549

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,956)
Foreign exchange contracts	26,094

Total	$24,138

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan SmartRetirement Blend 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(5,156)
Equity contracts	(47,586)

Total	$(52,742)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	7,426
Foreign exchange contracts	26,094

Total	$33,524

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$12,197
Equity contracts	9,670

Total	$21,867

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$6
Equity contracts	64,745
Foreign exchange contracts	121,773

Total	$186,524

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$16,015
Equity contracts	(57,014)

Total	$(40,999)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$966
Equity contracts	47,783
Foreign exchange contracts	147,867

Total	$196,616

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4,486
Equity contracts	(58,330)

Total	$(53,844)

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,610
Equity contracts	49,906
Foreign exchange contracts	217,452

Total	$268,968

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,820
Equity contracts	(312,786)

Total	$(308,966)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	32,530
Foreign exchange contracts	191,358

Total	$223,892

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(208)
Equity contracts	(297,930)

Total	$(298,138)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$4
Equity contracts	33,104
Foreign exchange contracts	208,755

Total	$241,863

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(148,821)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$18,738
Foreign exchange contracts	121,773

Total	$140,511

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(75,753)

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,176
Foreign exchange contracts	86,981

Total	$99,157

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,373

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,556
Foreign exchange contracts	34,792

Total	$38,348

The Funds’ derivatives contracts held at June 30, 2016 are not accounted for as hedging instruments under GAAP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2016 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$394	$394	$394	$752	$1,241	$558	$3,733
Sub-transfer agency fees	—	—	—	14,032	—	2,539	16,571
JPMorgan SmartRetirement Blend 2015 Fund
Transfer agency fees	394	394	394	790	1,305	638	3,915
Sub-transfer agency fees	—	—	—	11,557	—	3,797	15,354
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	395	395	394	997	1,835	932	4,948
Sub-transfer agency fees	—	—	—	23,472	—	4,871	28,343
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	395	395	394	1,028	1,740	1,073	5,025
Sub-transfer agency fees	—	—	—	31,697	—	7,260	38,957
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	395	395	394	1,118	1,761	1,028	5,091
Sub-transfer agency fees	—	—	—	38,966	—	6,925	45,891
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	395	395	395	871	1,702	922	4,680
Sub-transfer agency fees	—	—	—	24,871	—	8,240	33,111
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	395	395	395	849	1,670	1,259	4,963
Sub-transfer agency fees	—	—	—	27,247	—	7,634	34,881
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	395	395	395	813	1,473	931	4,402
Sub-transfer agency fees	—	—	—	24,014	—	7,587	31,601

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	$395	$395	$395	$738	$1,356	$836	$4,115
Sub-transfer agency fees	—	—	—	19,159	—	6,475	25,634
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	395	395	395	666	993	1,162	4,006
Sub-transfer agency fees	—	—	—	6,514	—	1,913	8,427

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$—	$46,105	$(46,105)
JPMorgan SmartRetirement Blend 2015 Fund	—	58,132	(58,132)
JPMorgan SmartRetirement Blend 2020 Fund	—	198,769	(198,769)
JPMorgan SmartRetirement Blend 2025 Fund	—	191,600	(191,600)
JPMorgan SmartRetirement Blend 2030 Fund	—	213,195	(213,195)
JPMorgan SmartRetirement Blend 2035 Fund	—	155,500	(155,500)
JPMorgan SmartRetirement Blend 2040 Fund	—	150,569	(150,569)
JPMorgan SmartRetirement Blend 2045 Fund	—	92,310	(92,310)
JPMorgan SmartRetirement Blend 2050 Fund	—	56,044	(56,044)
JPMorgan SmartRetirement Blend 2055 Fund	—	23,650	(23,650)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2016, the fee was changed to 0.25% of each Fund’s respective average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the year ended June 30, 2016.

Effective July 1, 2016, the contractual expense limitations for the Funds were reduced until at least June 30, 2017, as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.79%	1.29%	1.04%	0.39%	0.29%	0.54%

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$156,799	$40,671	$13,218	$210,688	$77,950
JPMorgan SmartRetirement Blend 2015 Fund	173,449	42,417	14,085	229,951	71,255
JPMorgan SmartRetirement Blend 2020 Fund	457,786	33,370	27,729	518,885	2,719
JPMorgan SmartRetirement Blend 2025 Fund	403,398	36,436	33,319	473,153	7,715
JPMorgan SmartRetirement Blend 2030 Fund	416,679	36,213	40,335	493,227	7,221
JPMorgan SmartRetirement Blend 2035 Fund	307,178	43,226	26,635	377,039	20,696
JPMorgan SmartRetirement Blend 2040 Fund	289,729	45,329	26,845	361,903	28,319
JPMorgan SmartRetirement Blend 2045 Fund	172,809	44,175	19,995	236,979	69,933
JPMorgan SmartRetirement Blend 2050 Fund	111,879	30,573	15,506	157,958	102,647
JPMorgan SmartRetirement Blend 2055 Fund	46,043	12,584	6,909	65,536	116,487

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2016, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$33,209,842	$24,292,032	$—	$—
JPMorgan SmartRetirement Blend 2015 Fund	31,832,085	36,356,694	—	—
JPMorgan SmartRetirement Blend 2020 Fund	96,480,920	73,428,326	174,535	—
JPMorgan SmartRetirement Blend 2025 Fund	91,067,980	62,102,543	144,615	—
JPMorgan SmartRetirement Blend 2030 Fund	89,062,594	74,243,067	139,628	—
JPMorgan SmartRetirement Blend 2035 Fund	73,711,126	53,226,812	309,177	—
JPMorgan SmartRetirement Blend 2040 Fund	74,020,346	53,492,962	289,230	—
JPMorgan SmartRetirement Blend 2045 Fund	47,785,486	30,412,560	269,283	—
JPMorgan SmartRetirement Blend 2050 Fund	38,017,008	22,091,526	164,562	—
JPMorgan SmartRetirement Blend 2055 Fund	16,696,927	7,964,931	19,947	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$56,403,242	$2,500,644	$515,206	$1,985,438
JPMorgan SmartRetirement Blend 2015 Fund	52,180,702	3,125,600	539,811	2,585,789
JPMorgan SmartRetirement Blend 2020 Fund	162,566,114	9,903,979	1,660,401	8,243,578
JPMorgan SmartRetirement Blend 2025 Fund	149,953,408	8,905,087	1,688,566	7,216,521
JPMorgan SmartRetirement Blend 2030 Fund	148,041,980	10,574,825	1,675,973	8,898,852

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend 2035 Fund	$110,109,958	$7,031,688	$1,125,474	$5,906,214
JPMorgan SmartRetirement Blend 2040 Fund	104,082,871	7,361,650	1,245,656	6,115,994
JPMorgan SmartRetirement Blend 2045 Fund	64,472,813	3,750,276	705,882	3,044,394
JPMorgan SmartRetirement Blend 2050 Fund	46,638,564	2,893,159	508,778	2,384,381
JPMorgan SmartRetirement Blend 2055 Fund	19,239,041	924,159	221,693	702,466

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,199,203	$52,366	$1,251,569
JPMorgan SmartRetirement Blend 2015 Fund	1,336,149	16,797	1,352,946
JPMorgan SmartRetirement Blend 2020 Fund	3,813,672	64,874	3,878,546
JPMorgan SmartRetirement Blend 2025 Fund	3,363,256	98,042	3,461,298
JPMorgan SmartRetirement Blend 2030 Fund	3,436,426	59,363	3,495,789
JPMorgan SmartRetirement Blend 2035 Fund	2,416,909	48,779	2,465,688
JPMorgan SmartRetirement Blend 2040 Fund	2,248,062	69,799	2,317,861
JPMorgan SmartRetirement Blend 2045 Fund	1,364,351	39,952	1,404,303
JPMorgan SmartRetirement Blend 2050 Fund	882,345	32,452	914,797
JPMorgan SmartRetirement Blend 2055 Fund	366,996	7,955	374,951

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,096,854	$29,863	$1,126,717
JPMorgan SmartRetirement Blend 2015 Fund	1,481,644	64,635	1,546,279
JPMorgan SmartRetirement Blend 2020 Fund	3,197,617	81,357	3,278,974
JPMorgan SmartRetirement Blend 2025 Fund	2,509,448	64,800	2,574,248
JPMorgan SmartRetirement Blend 2030 Fund	2,883,330	80,406	2,963,736
JPMorgan SmartRetirement Blend 2035 Fund	1,731,445	49,474	1,780,919
JPMorgan SmartRetirement Blend 2040 Fund	1,614,955	50,921	1,665,876
JPMorgan SmartRetirement Blend 2045 Fund	835,178	20,308	855,486
JPMorgan SmartRetirement Blend 2050 Fund	557,616	14,506	572,122
JPMorgan SmartRetirement Blend 2055 Fund	177,928	5,509	183,437

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$6,035	$(181,478)	$1,982,293
JPMorgan SmartRetirement Blend 2015 Fund	6,525	(107,388)	2,585,789
JPMorgan SmartRetirement Blend 2020 Fund	14,595	(103,506)	8,243,578
JPMorgan SmartRetirement Blend 2025 Fund	15,367	(87,517)	7,216,521
JPMorgan SmartRetirement Blend 2030 Fund	14,599	(139,277)	8,898,852
JPMorgan SmartRetirement Blend 2035 Fund	8,011	(68,076)	5,906,214
JPMorgan SmartRetirement Blend 2040 Fund	9,747	(71,555)	6,115,994

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend 2045 Fund	$9,725	$(41,656)	$3,044,394
JPMorgan SmartRetirement Blend 2050 Fund	4,302	(20,809)	2,384,381
JPMorgan SmartRetirement Blend 2055 Fund	2,459	(5,347)	702,466

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, mark to market of futures contracts, and wash sale loss deferrals.

As of June 30, 2016, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$71,542	$109,936
JPMorgan SmartRetirement Blend 2015 Fund	27,080	80,308
JPMorgan SmartRetirement Blend 2020 Fund	103,506	—
JPMorgan SmartRetirement Blend 2025 Fund	63,383	24,134
JPMorgan SmartRetirement Blend 2030 Fund	112,905	26,372
JPMorgan SmartRetirement Blend 2035 Fund	66,383	1,693
JPMorgan SmartRetirement Blend 2040 Fund	71,555	—
JPMorgan SmartRetirement Blend 2045 Fund	37,490	4,166
JPMorgan SmartRetirement Blend 2050 Fund	20,809	—
JPMorgan SmartRetirement Blend 2055 Fund	5,347	—

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2016, the Funds deferred to July 1, 2016 net capital losses of:

	Net Capital Loss
	Short-Term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$145,722	$531,332
JPMorgan SmartRetirement Blend 2015 Fund	61,005	576,330
JPMorgan SmartRetirement Blend 2020 Fund	448,334	2,188,004
JPMorgan SmartRetirement Blend 2025 Fund	604,574	2,246,680
JPMorgan SmartRetirement Blend 2030 Fund	799,405	3,058,934
JPMorgan SmartRetirement Blend 2035 Fund	671,476	2,314,709
JPMorgan SmartRetirement Blend 2040 Fund	633,474	2,159,169
JPMorgan SmartRetirement Blend 2045 Fund	441,828	1,203,780
JPMorgan SmartRetirement Blend 2050 Fund	136,656	743,482
JPMorgan SmartRetirement Blend 2055 Fund	106,468	191,125

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for, or at any time during, the year ended June 30, 2016, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement Blend 2020 Fund	$9,922,993	0.30%	1	$83
JPMorgan SmartRetirement Blend 2025 Fund	8,121,454	0.30	1	68

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2016, the Funds each had two omnibus accounts which represent the following percentage of each applicable Fund’s net assets:

% of the Fund
JPMorgan SmartRetirement Blend Income Fund	45.8%
JPMorgan SmartRetirement Blend 2015 Fund	52.4
JPMorgan SmartRetirement Blend 2020 Fund	55.5
JPMorgan SmartRetirement Blend 2025 Fund	53.9
JPMorgan SmartRetirement Blend 2030 Fund	57.9
JPMorgan SmartRetirement Blend 2035 Fund	50.3
JPMorgan SmartRetirement Blend 2040 Fund	51.3
JPMorgan SmartRetirement Blend 2045 Fund	53.7
JPMorgan SmartRetirement Blend 2050 Fund	44.7
JPMorgan SmartRetirement Blend 2055 Fund	47.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Subsequent Event

Effective August 16, 2016, the Funds, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014-present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,038.20	$2.84	0.56%
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class C
Actual	1,000.00	1,035.10	5.92	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17
Class R2
Actual	1,000.00	1,036.90	4.15	0.82
Hypothetical	1,000.00	1,020.79	4.12	0.82
Class R5
Actual	1,000.00	1,040.60	1.12	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Class R6
Actual	1,000.00	1,040.80	0.86	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17
Select Class
Actual	1,000.00	1,039.60	2.13	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,037.40	2.84	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class C
Actual	1,000.00	1,034.40	5.92	1.17
Hypothetical	1,000.00	1,019.05	5.87	1.17

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,036.20	$4.15	0.82%
Hypothetical	1,000.00	1,020.79	4.12	0.82
Class R5
Actual	1,000.00	1,039.20	1.12	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Class R6
Actual	1,000.00	1,039.50	0.86	0.17
Hypothetical	1,000.00	1,024.02	0.86	0.17
Select Class
Actual	1,000.00	1,038.00	2.13	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,039.10	2.94	0.58
Hypothetical	1,000.00	1,021.98	2.92	0.58
Class C
Actual	1,000.00	1,036.00	6.02	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R2
Actual	1,000.00	1,037.20	4.25	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R5
Actual	1,000.00	1,040.80	1.22	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Class R6
Actual	1,000.00	1,041.10	0.96	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Select Class
Actual	1,000.00	1,039.90	2.23	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,036.70	2.99	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class C
Actual	1,000.00	1,033.10	6.12	1.21
Hypothetical	1,000.00	1,018.85	6.07	1.21
Class R2
Actual	1,000.00	1,034.90	4.30	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R5
Actual	1,000.00	1,038.50	1.32	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	1,038.20	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Select Class
Actual	1,000.00	1,037.00	2.33	0.46
Hypothetical	1,000.00	1,022.58	2.31	0.46

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$1,033.60	$3.08	0.61%
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,030.00	6.11	1.21
Hypothetical	1,000.00	1,018.85	6.07	1.21
Class R2
Actual	1,000.00	1,031.80	4.34	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R5
Actual	1,000.00	1,034.80	1.32	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	1,035.60	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Select Class
Actual	1,000.00	1,033.80	2.33	0.46
Hypothetical	1,000.00	1,022.58	2.31	0.46

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,031.80	3.08	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,028.80	6.15	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R2
Actual	1,000.00	1,030.60	4.34	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R5
Actual	1,000.00	1,033.60	1.31	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	1,033.80	1.06	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Select Class
Actual	1,000.00	1,032.60	2.38	0.47
Hypothetical	1,000.00	1,022.53	2.36	0.47

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,030.50	3.08	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,027.50	6.15	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R2
Actual	1,000.00	1,028.70	4.39	0.87
Hypothetical	1,000.00	1,020.54	4.37	0.87
Class R5
Actual	1,000.00	1,032.20	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27
Class R6
Actual	1,000.00	1,032.50	1.11	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,031.30	$2.37	0.47%
Hypothetical	1,000.00	1,022.53	2.36	0.47

JPMorgan SmartRetirement Blend 2045 Fund
Class A
Actual	1,000.00	1,030.50	3.08	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,027.50	6.15	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R2
Actual	1,000.00	1,029.30	4.39	0.87
Hypothetical	1,000.00	1,020.54	4.37	0.87
Class R5
Actual	1,000.00	1,032.80	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27
Class R6
Actual	1,000.00	1,032.50	1.11	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Select Class
Actual	1,000.00	1,031.40	2.37	0.47
Hypothetical	1,000.00	1,022.53	2.36	0.47

JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	1,000.00	1,030.40	3.08	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,027.40	6.15	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R2
Actual	1,000.00	1,029.70	4.39	0.87
Hypothetical	1,000.00	1,020.54	4.37	0.87
Class R5
Actual	1,000.00	1,032.10	1.36	0.27
Hypothetical	1,000.00	1,023.52	1.36	0.27
Class R6
Actual	1,000.00	1,032.90	1.11	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Select Class
Actual	1,000.00	1,031.30	2.37	0.47
Hypothetical	1,000.00	1,022.53	2.36	0.47

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,031.40	3.08	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class C
Actual	1,000.00	1,028.50	6.15	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R2
Actual	1,000.00	1,030.20	4.34	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2055 Fund (continued)
Class R5
Actual	$1,000.00	$1,033.20	$1.36	0.27%
Hypothetical	1,000.00	1,023.52	1.36	0.27
Class R6
Actual	1,000.00	1,033.40	1.11	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Select Class
Actual	1,000.00	1,032.20	2.37	0.47
Hypothetical	1,000.00	1,022.53	2.36	0.47

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$52,366
JPMorgan SmartRetirement Blend 2015 Fund	16,797
JPMorgan SmartRetirement Blend 2020 Fund	64,874
JPMorgan SmartRetirement Blend 2025 Fund	98,042
JPMorgan SmartRetirement Blend 2030 Fund	59,363
JPMorgan SmartRetirement Blend 2035 Fund	48,779
JPMorgan SmartRetirement Blend 2040 Fund	69,799
JPMorgan SmartRetirement Blend 2045 Fund	39,952
JPMorgan SmartRetirement Blend 2050 Fund	32,452
JPMorgan SmartRetirement Blend 2055 Fund	7,955

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$141,830
JPMorgan SmartRetirement Blend 2015 Fund	163,082
JPMorgan SmartRetirement Blend 2020 Fund	487,634
JPMorgan SmartRetirement Blend 2025 Fund	454,651
JPMorgan SmartRetirement Blend 2030 Fund	484,970
JPMorgan SmartRetirement Blend 2035 Fund	346,782
JPMorgan SmartRetirement Blend 2040 Fund	332,640
JPMorgan SmartRetirement Blend 2045 Fund	200,576
JPMorgan SmartRetirement Blend 2050 Fund	130,450
JPMorgan SmartRetirement Blend 2055 Fund	53,365

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016 All rights reserved. June 2016.	AN-SRB-616

Annual Report

JPMorgan SmartAllocation Funds

June 30, 2016

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 15, 2016 (Unaudited)

Dear Shareholder,

The U.S. economy continued its slow expansion over the past twelve months in the face of three painful downturns in global financial markets and economic weakness in other developed market nations.

“The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio.”

Growth in the U.S. was sufficient to prompt the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, but financial market turmoil in early 2016 and worrisome economic data forced the Fed to curtail further increases in March and June. Following its March meeting, the Fed cited weakness in the global economy as a threat to further growth in the U.S. In June, the Fed noted surprisingly weak domestic job growth and the pending June 23, 2016, referendum on U.K. membership in the European Union (EU).

The result of the “Brexit” vote shocked political leaders around the globe and sowed panic in financial markets. Within days, an estimated $3 trillion was erased from global financial markets. The resulting decline in the British pound was deep enough that France supplanted the U.K. as the world’s fifth largest economy.

Notably, global financial markets had largely rebounded by the end of June, and in the U.S. the impact of the U.K. referendum was muted.

Meanwhile, the sharp slowdown in U.S. job growth in May that had so worried Fed policymakers was short-lived. The U.S. economy added 287,000 jobs in June, far above the consensus forecast of 175,000 new jobs and the most of any month since October 2015. Wage growth over the past twelve months has remained tepid, which has helped corporate earnings and held down inflationary pressure.

A remarkable feature of the past twelve months was the resiliency of U.S. financial markets. On August 24, 2015, a stock market sell-off that began in China and spread globally drove down the Standard & Poor’s 500 Index (“S&P 500”) by 3.94% for the day. But U.S. equity prices largely rebounded and in October the index turned in its best performance since 2011.

U.S. equity prices dropped again in early 2016 and the S&P 500 had its worst start to any year on record, falling 5.07% by the end of January and slumping by 10% by mid-February. By the end of March, the index had clawed its way back to a level slightly above where it was when the year started. In late June, the U.K. referendum to leave the European Union drove a one-day decline of 3.59% in the S&P 500. Globally, equity markets recorded their biggest one-day loss, eclipsing downturns following the Lehman Brothers bankruptcy in 2008 and the Black Monday stock market crash in 1987.

By June 30, 2016, U.S. markets had recovered fully and the S&P 500 posted a return of 3.99% for the twelve month period and stood 1.50% shy of its then-record intraday high 2,130.82 points reached May 21, 2015.

Over the past twelve months, U.S. financial markets have both withstood and benefitted from turmoil in foreign financial markets. Investors seeking to reduce risk have bought both U.S. equities and U.S. Treasury bonds. Meanwhile, stubbornly low growth in the EU and other developed markets and lingering concerns about the trajectory of China’s economy continued to drag on the U.S. economy. But the U.S. economic expansion is halfway through its seventh year and the U.S. stock market’s bull market — defined as a rise of 20% or more in prices — is now the second longest on record.

Investors endured heightened volatility in financial markets over the past twelve months, including three large declines in equity prices. However, leading equity indexes ended the period in positive territory. The events of the past twelve months reinforce our conviction that patience and proper diversification are the investor’s best instruments for engaging the current market environment: Patience to wait out periodic volatility and diversification to manage risk across an entire investment portfolio. On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	1

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	(2.45)%
MSCI World Index (net of foreign withholding taxes)	(2.78)%
Standard & Poor’s 500 Index	3.99%

Net Assets as of 6/30/16	$120,610,472

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

Despite three sharp sell-offs in August, January and June, U.S. equity prices rebounded to turn in a positive performance for the twelve months ended June 30, 2016. In August, declines in Chinese stocks spread rapidly and drove the Standard & Poor’s 500 Index (“S&P 500”) down 3.9% in one day. In October, U. S. stocks came roaring back and turned in their best monthly performance since 2011.

In January, the S&P 500 suffered its worst start to any year on record amid worrisome data about China’s economy, slumping commodities prices and investor expectations of further slowing in the global economy. However, equity markets recovered somewhat by March as the U.S. Federal Reserve decided against raising interest rates. In June, the U.K. vote to leave the European Union sparked the worst single day historically in global markets. The sell-off drained an estimated $2.08 trillion from world financial markets on the Friday following the U.K. referendum and $931 billion was lost the following Monday.

However, global equity markets rebounded sharply in the final days of June and the S&P 500 posted a return of 3.99% for the twelve month reporting period and closed just 1.50% below its then-record intraday high, set in May 2015. Generally, large cap stocks outperformed mid cap stocks, while small cap stocks overall had negative returns for the twelve month reporting period. Notably, mid cap value stocks outperformed all other categories. Among U.S. equities, the telecommunications and utilities sectors were generally the strongest performers, as investors sought high dividend yields and the perceived safety of those sectors. Financial sector and energy stocks were the worst performers amid continued low interest rates and expectations of low growth globally and general weakness in global energy prices.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the MSCI World Index (net of foreign withholding taxes) and underperformed the S&P 500 for the twelve months ended June 30, 2016. Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

During the reporting period, the Fund’s allocation to U.S. equities and real estate investment trusts made a positive contribution to performance relative to the S&P 500 and the MSCI World Index (net of foreign withholdings), while the Fund’s exposure to non-U.S. developed market equities and emerging market equities detracted from relative performance.

In general, the Fund’s security selection detracted from relative performance over the past twelve months. Allocations to the JPMorgan Growth Advantage Fund hurt performance relative to both the S&P 500 and the MSCI World Index. The Fund’s allocation to the JPMorgan Emerging Markets Equity Fund contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund had a slight overweight position in U.S. large cap equities, offset by an underweight position in emerging market equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	58.7%
International Equity	33.8
Alternative Assets	6.0
Money Market	1.1
Short-Term Investment	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2016. The Fund’s portfolio composition is subject to change.

2	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
With Sales Charge*		(8.02)%	5.00%	7.55%
Without Sales Charge		(2.91)	6.91	9.01
CLASS C SHARES	July 2, 2012
With CDSC**		(4.39)	6.36	8.46
Without CDSC		(3.39)	6.36	8.46
CLASS R2 SHARES	July 2, 2012	(3.18)	6.62	8.73
CLASS R5 SHARES	July 2, 2012	(2.51)	7.37	9.48
CLASS R6 SHARES	July 2, 2012	(2.45)	7.43	9.54
SELECT CLASS SHARES	July 2, 2012	(2.72)	7.16	9.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 6/30/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to June 30, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global

Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	3

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange-Traded Funds — 44.4%
	International Equity — 16.7%
298,756	iShares Core MSCI EAFE ETF	15,502,449
110,082	iShares Core MSCI Emerging Markets ETF	4,604,730

	Total International Equity	20,107,179

	U.S. Equity — 27.7%
25,235	iShares Russell 2000 ETF	2,901,268
23,283	iShares Russell Mid-Cap ETF	3,914,803
138,518	Vanguard S&P 500 ETF	26,625,931

	Total U.S. Equity	33,442,002

	Total Exchange-Traded Funds (Cost $50,673,407)	53,549,181

Investment Companies — 54.3% (b)
	Alternative Assets — 5.9%
489,555	JPMorgan Realty Income Fund, Class R6 Shares	7,216,046

	International Equity — 16.8%
290,569	JPMorgan Emerging Economies Fund, Class R6 Shares	3,103,274
150,767	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	3,111,831
349,276	JPMorgan International Equity Fund, Class R6 Shares	4,753,645
339,696	JPMorgan International Opportunities Fund, Class R6 Shares	4,687,800
257,707	JPMorgan Intrepid International Fund, Class R6 Shares	4,623,265

	Total International Equity	20,279,815

	Money Market — 1.1%
1,272,438	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.380% (l)	1,272,438

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 30.5%
578,266	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	8,673,986
187,986	JPMorgan Intrepid America Fund, Class R6 Shares	6,585,155
41,403	JPMorgan Mid Cap Equity Fund, Class R6 Shares	1,798,553
696,705	JPMorgan U.S. Equity Fund, Class R6 Shares	9,628,463
125,959	JPMorgan U.S. Small Company Fund, Class R6 Shares	1,939,776
282,321	JPMorgan Value Advantage Fund, Institutional Class Shares	8,147,795

	Total U.S. Equity	36,773,728

	Total Investment Companies (Cost $66,223,110)	65,542,027

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.4%
	U.S. Treasury Obligation — 0.4%
487,000	U.S. Treasury Bill, 0.249%, 09/22/16 (k) (n) (Cost $486,721)	486,729

	Total Investments — 99.1% (Cost $117,383,238)	119,577,937
	Other Assets in Excess of Liabilities — 0.9%	1,032,535

	NET ASSETS — 100.0%	$120,610,472

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	Hang Seng Index	07/28/16	HKD	$543,431	$28,316
30	E-mini S&P 500	09/16/16	USD	3,135,300	30,670
8	Euro STOXX 50 Index	09/16/16	EUR	254,296	(1,666)
2	FTSE 100 Index	09/16/16	GBP	172,033	(1,431)
	Short Futures Outstanding
(6)	TOPIX Index	09/08/16	JPY	(733,583)	43,882
(4)	S&P/Toronto 60 Index	09/15/16	CAD	(505,221)	(3,977)
(6)	E-mini Russell 2000	09/16/16	USD	(688,440)	(1,932)

					$93,862

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

CAD	— Canadian Dollar
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange-Traded Fund
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
TOPIX	— Tokyo Stock Price Index
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	5

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2016

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$54,035,910
Investments in affiliates, at value	65,542,027

Total investment securities, at value	119,577,937
Receivables:
Investment securities sold	833,987
Fund shares sold	1,731,114
Dividends from affiliates	180
Variation margin on futures contracts	625,835

Total Assets	122,769,053

LIABILITIES:
Payables:
Investment securities purchased	2,089,896
Accrued liabilities:
Investment advisory fees	1,213
Administration fees	3,828
Distribution fees	379
Custodian and accounting fees	4,734
Trustees’ and Chief Compliance Officer’s fees	459
Other	58,072

Total Liabilities	2,158,581

Net Assets	$120,610,472

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$121,673,175
Accumulated undistributed (distributions in excess of) net investment income	708,757
Accumulated net realized gains (losses)	(4,064,328)
Net unrealized appreciation (depreciation)	2,292,868

Total Net Assets	$120,610,472

Net Assets:
Class A	$590,420
Class C	418,664
Class R2	19,701
Class R5	19,847
Class R6	118,742,767
Select Class	819,073

Total	$120,610,472

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	29,632
Class C	21,086
Class R2	979
Class R5	988
Class R6	5,909,999
Select Class	40,864

Net Asset Value (a):
Class A — Redemption price per share	$19.93
Class C — Offering price per share (b)	19.86
Class R2 — Offering and redemption price per share	20.12
Class R5 — Offering and redemption price per share	20.09
Class R6 — Offering and redemption price per share	20.09
Select Class — Offering and redemption price per share	20.04
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.03

Cost of investments in non-affiliates	$51,160,128
Cost of investments in affiliates	66,223,110

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	7

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2016

SmartAllocation Equity Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1,463
Dividend income from non-affiliates	1,360,790
Dividend income from affiliates	835,831

Total investment income	2,198,084

EXPENSES:
Investment advisory fees	680,588
Administration fees	111,597
Distribution fees:
Class A	1,162
Class C	2,781
Class R2	98
Shareholder servicing fees:
Class A	1,162
Class C	927
Class R2	49
Class R5	11
Select Class	1,908
Custodian and accounting fees	29,890
Interest expense to non-affiliates	631
Interest expense to affiliates	138
Professional fees	43,466
Trustees’ and Chief Compliance Officer’s fees	7,590
Printing and mailing costs	14,599
Registration and filing fees	87,596
Transfer agency fees (See Note 2.E)	6,167
Sub-transfer agency fees (See Note 2.E)	73
Other	8,077

Total expenses	998,510

Less fees waived	(734,018)
Less expense reimbursements	(26,308)

Net expenses	238,184

Net investment income (loss)	1,959,900

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,277,928)
Investments in affiliates	(2,115,643)
Futures	(133,977)
Foreign currency transactions	5,825

Net realized gain (loss)	(5,521,723)

Distributions of capital gains received from investment company affiliates	1,976,387

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,027,020
Investments in affiliates	(2,613,406)
Futures	95,838
Foreign currency translations	5,360

Change in net unrealized appreciation/depreciation	(1,485,188)

Net realized/unrealized gains (losses)	(5,030,524)

Change in net assets resulting from operations	$(3,070,624)

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,959,900	$1,232,840
Net realized gain (loss)	(5,521,723)	(55,311)
Distributions of capital gains received from investment company affiliates	1,976,387	748,120
Change in net unrealized appreciation/depreciation	(1,485,188)	(1,292,513)

Change in net assets resulting from operations	(3,070,624)	633,136

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,396)	(6,191)
From net realized gains	(2,007)	(3,087)
Class C
From net investment income	(3,715)	(1,912)
From net realized gains	(1,779)	(1,254)
Class R2
From net investment income	—	(1,188)
From net realized gains	(92)	(637)
Class R5
From net investment income	(319)	(1,444)
From net realized gains	(91)	(643)
Class R6
From net investment income	(2,329,043)	(956,407)
From net realized gains	(625,992)	(422,019)
Select Class
From net investment income	(12,899)	(3,932)
From net realized gains	(3,810)	(1,944)

Total distributions to shareholders	(2,985,143)	(1,400,658)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(26,264,777)	104,358,619

NET ASSETS:
Change in net assets	(32,320,544)	103,591,097
Beginning of period	152,931,016	49,339,919

End of period	$120,610,472	$152,931,016

Accumulated undistributed (distributions in excess of) net investment income	$708,757	$755,181

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$364,832	$233,205
Distributions reinvested	7,403	9,278
Cost of shares redeemed	(268,714)	(56,055)

Change in net assets resulting from Class A capital transactions	$103,521	$186,428

Class C
Proceeds from shares issued	$158,235	$297,976
Distributions reinvested	5,494	3,166
Cost of shares redeemed	(97,531)	(112,953)

Change in net assets resulting from Class C capital transactions	$66,198	$188,189

Class R2
Distributions reinvested	$92	$1,825
Cost of shares redeemed	(52,135)	—

Change in net assets resulting from Class R2 capital transactions	$(52,043)	$1,825

Class R5
Distributions reinvested	$410	$2,087
Cost of shares redeemed	(53,668)	—

Change in net assets resulting from Class R5 capital transactions	$(53,258)	$2,087

Class R6
Proceeds from shares issued	$19,254,232	$109,430,640
Distributions reinvested	2,756,081	1,378,426
Cost of shares redeemed	(48,808,265)	(5,966,961)

Change in net assets resulting from Class R6 capital transactions	$(26,797,952)	$104,842,105

Select Class
Proceeds from shares issued	$603,533	$196,671
Distributions reinvested	16,656	5,835
Cost of shares redeemed	(151,432)	(1,064,521)

Change in net assets resulting from Select Class capital transactions	$468,757	$(862,015)

Total change in net assets resulting from capital transactions	$(26,264,777)	$104,358,619

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

	SmartAllocation Equity Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	18,807	11,070
Reinvested	377	455
Redeemed	(13,437)	(2,728)

Change in Class A Shares	5,747	8,797

Class C
Issued	8,069	14,254
Reinvested	280	156
Redeemed	(4,762)	(5,435)

Change in Class C Shares	3,587	8,975

Class R2
Reinvested	4	90
Redeemed	(2,480)	—

Change in Class R2 Shares	(2,476)	90

Class R5
Reinvested	21	102
Redeemed	(2,532)	—

Change in Class R5 Shares	(2,511)	102

Class R6
Issued	1,001,053	5,144,846
Reinvested	139,378	67,253
Redeemed	(2,425,926)	(282,655)

Change in Class R6 Shares	(1,285,495)	4,929,444

Select Class
Issued	29,218	9,571
Reinvested	844	285
Redeemed	(7,909)	(51,735)

Change in Select Class Shares	22,153	(41,879)

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
SmartAllocation Equity Fund
Class A
Year Ended June 30, 2016	$20.89	$0.22	(h)(i)	$(0.84)	$(0.62)	$(0.25)	$(0.09)
Year Ended June 30, 2015	20.82	0.23	(h)(i)	0.41	0.64	(0.38)	(0.19)
Year Ended June 30, 2014	17.29	0.25	(h)(i)	3.50	3.75	(0.20)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—

Class C
Year Ended June 30, 2016	20.86	0.11	(h)(i)	(0.83)	(0.72)	(0.19)	(0.09)
Year Ended June 30, 2015	20.81	0.10	(h)(i)	0.43	0.53	(0.29)	(0.19)
Year Ended June 30, 2014	17.24	0.16	(h)(i)	3.49	3.65	(0.06)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—

Class R2
Year Ended June 30, 2016	20.88	0.15	(h)(i)	(0.82)	(0.67)	—	(0.09)
Year Ended June 30, 2015	20.84	0.16	(h)(i)	0.42	0.58	(0.35)	(0.19)
Year Ended June 30, 2014	17.26	0.18	(h)(i)	3.53	3.71	(0.11)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—

Class R5
Year Ended June 30, 2016	21.05	0.29	(h)(i)	(0.83)	(0.54)	(0.33)	(0.09)
Year Ended June 30, 2015	20.93	0.31	(h)(i)	0.42	0.73	(0.42)	(0.19)
Year Ended June 30, 2014	17.33	0.31	(h)(i)	3.54	3.85	(0.23)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—

Class R6
Year Ended June 30, 2016	21.06	0.29	(h)(i)	(0.82)	(0.53)	(0.35)	(0.09)
Year Ended June 30, 2015	20.94	0.35	(h)(i)	0.39	0.74	(0.43)	(0.19)
Year Ended June 30, 2014	17.33	0.41	(h)(i)	3.46	3.87	(0.24)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—

Select Class
Year Ended June 30, 2016	21.03	0.27	(h)(i)	(0.85)	(0.58)	(0.32)	(0.09)
Year Ended June 30, 2015	20.90	0.18	(h)(i)	0.51	0.69	(0.37)	(0.19)
Year Ended June 30, 2014	17.31	0.28	(h)(i)	3.53	3.81	(0.20)	(0.02)
July 2, 2012 (k) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss)(b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$(0.34)	$19.93	(2.91)%	$590,420	0.67%		1.09	(i)%	1.69%		40%
(0.57)	20.89	3.14	498,867	0.64		1.10	(i)	1.39		16
(0.22)	20.82	21.76	314,143	0.55	(j)	1.31	(i)(j)	2.15	(j)	18
(0.07)	17.29	15.77	68,166	0.64	(j)	1.56	(j)	19.01	(j)	47

(0.28)	19.86	(3.39)	418,664	1.17		0.57	(i)	1.91		40%
(0.48)	20.86	2.59	365,005	1.14		0.48	(i)	1.86		16
(0.08)	20.81	21.18	177,347	1.04	(j)	0.83	(i)(j)	2.78	(j)	18
(0.03)	17.24	15.16	57,583	1.14	(j)	0.99	(j)	19.29	(j)	47

(0.09)	20.12	(3.18)	19,701	0.92		0.75	(i)	3.65		40%
(0.54)	20.88	2.86	72,127	0.89		0.79	(i)	1.64		16
(0.13)	20.84	21.50	70,122	0.75	(j)	0.92	(i)(j)	2.95	(j)	18
(0.05)	17.26	15.43	57,726	0.89	(j)	1.24	(j)	19.04	(j)	47

(0.42)	20.09	(2.51)	19,847	0.22		1.45	(i)	2.89		40%
(0.61)	21.05	3.59	73,655	0.19		1.49	(i)	0.94		16
(0.25)	20.93	22.30	71,108	0.05	(j)	1.62	(i)(j)	2.25	(j)	18
(0.11)	17.33	16.29	58,128	0.19	(j)	1.94	(j)	18.35	(j)	47

(0.44)	20.09	(2.45)	118,742,767	0.17		1.45	(i)	0.73		40%
(0.62)	21.06	3.61	151,527,926	0.15		1.68	(i)	0.81		16
(0.26)	20.94	22.40	47,440,627	0.13	(j)	2.10	(i)(j)	1.14	(j)	18
(0.11)	17.33	16.31	58,152	0.15	(j)	1.99	(j)	18.30	(j)	47

(0.41)	20.04	(2.72)	819,073	0.42		1.36	(i)	1.15		40%
(0.56)	21.03	3.41	393,436	0.38		0.84	(i)	1.15		16
(0.22)	20.90	22.04	1,266,572	0.26	(j)	1.42	(i)(j)	2.36	(j)	18
(0.09)	17.31	16.04	870,195	0.39	(j)	1.74	(j)	18.55	(j)	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$119,091,208	$486,729	$—	$119,577,937

Appreciation in Other Financial Instruments
Futures Contracts	$30,670	$72,198	$—	$102,868

Depreciation in Other Financial Instruments
Futures Contracts	$(5,909)	$(3,097)	$—	$(9,006)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2016.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by the Adviser, or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the affiliated Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan Emerging Economies Fund, Class R5 Shares	$4,719,921	$419,155	$5,213,318	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	5,473,799	1,545,999	(382,997)	56,256	290,569	3,103,274
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,728,150	1,021,440	2,298,119	(414,989)	47,723	150,767	3,111,831
JPMorgan Growth Advantage Fund, Class R6 Shares	9,519,950	3,176,435	3,465,720	250,002	—	578,266	8,673,986
JPMorgan International Equity Fund, Class R6 Shares	5,426,117	1,714,794	1,653,028	(269,396)	99,605	349,276	4,753,645
JPMorgan International Opportunities Fund, Class R6 Shares	5,586,408	578,528	997,582	(102,399)	34,094	339,696	4,687,800
JPMorgan Intrepid America Fund, Class R5 Shares	9,171,761	—	8,693,409	(48,058)	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	8,064,319	1,242,053	335,936	112,730	187,986	6,585,155
JPMorgan Intrepid International Fund, Class R6 Shares	—	6,562,083	1,363,185	(141,642)	106,079	257,707	4,623,265
JPMorgan Intrepid International Fund, Institutional Class Shares	5,461,065	—	5,405,033	—	—	—	—

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

		For the year ended June 30, 2016
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2016	Value at June 30, 2016
JPMorgan Mid Cap Equity Fund, Class R6 Shares	2,279,657	107,057	393,932	62,665	5,661	41,403	1,798,553
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,004,853	18,073,171	19,805,586	—	1,721	1,272,438	1,272,438
JPMorgan Realty Income Fund, Class R5 Shares	9,133,967	30,074	9,394,949	(59,273)	30,074	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	8,492,183	2,103,010	397,175	110,933	489,555	7,216,046
JPMorgan U.S. Equity Fund, Class R6 Shares	12,987,672	1,222,295	3,751,708	244,561	129,575	696,705	9,628,463
JPMorgan U.S. Small Company Fund, Class R6 Shares	2,296,051	100,910	204,224	58,500	12,262	125,959	1,939,776
JPMorgan Value Advantage Fund, Institutional Class Shares	8,849,933	2,037,511	2,437,328	(69,341)	89,118	282,321	8,147,795

	$83,165,505			$(139,256)	$835,831		$65,542,027

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity or minimize transactions costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2016:

Futures Contracts:
Average Notional Balance Long	$4,006,183
Average Notional Balance Short	2,113,922
Ending Notional Balance Long	4,105,060
Ending Notional Balance Short	1,927,244

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

16	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended June 30, 2016 are as follows:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class	Total
Transfer agency fees	$2,164	$650	$424	$414	$1,303	$1,212	$6,167
Sub-transfer agency fees	—	—	—	—	—	73	73

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$345,048	$(345,048)

The reclassifications for the Fund relates primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$430	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the year ended June 30, 2016 and is in place until at least October 31, 2016.

For the year ended June 30, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$680,588	$50,797	$2,633	$734,018	$26,308

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Fund may use related party broker-dealers. For the year ended June 30, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

18	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$53,200,186	$77,864,361

During the year ended June 30, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$118,529,922	$5,157,645	$4,109,630	$1,048,015

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,473,527	$511,616	$2,985,143

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the period ended June 30, 2015 was as follows:

Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$1,200,931	$199,727	$1,400,658

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$710,851	$(394,403)	$925,212

The cumulative timing differences primarily consists of post-October capital loss deferrals, wash sale loss deferrals and straddle loss deferrals.

As of June 30, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$249,805	$144,598

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2016, the Fund deferred to July 1, 2016 the following net capital losses of:

Net Capital Loss
Short-Term	Long-Term
$1,549,002	$753,265

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2016 (continued)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2016. Average borrowings from the Facility for, or at any time during, the year ended June 30, 2016, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$11,184,917	0.45%	1	$138

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2016, the Fund had two affiliated omnibus accounts and one non-affiliated omnibus account which represented 67.1% and 24.6% of the Fund’s net assets, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. Subsequent Event

Effective August 16, 2016, the Fund, together with certain other J.P. Morgan Funds (collectively, the “Borrowers”), entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The initial term of the Credit Facility is 364 days, unless extended.

20	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartAllocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartAllocation Equity Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2016

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	21

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

22	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

24	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2016, and continued to hold your shares at the end of the reporting period, June 30, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,014.20	$3.41	0.68%
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class C
Actual	1,000.00	1,011.70	5.90	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class R2
Actual	1,000.00	1,012.60	4.65	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R5
Actual	1,000.00	1,015.70	1.15	0.23
Hypothetical	1,000.00	1,023.72	1.16	0.23
Class R6
Actual	1,000.00	1,016.20	0.90	0.18
Hypothetical	1,000.00	1,023.97	0.91	0.18
Select Class
Actual	1,000.00	1,014.70	2.15	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2016	JPMORGAN SMARTALLOCATION FUNDS	25

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 18.23% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2016.

Qualified Dividend Income (QDI)

The Fund had $1,970,526, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2016.

Long-Term Capital Gain

The Fund distributed $511,616, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2016.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2016, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2016 will be disclosed in the semi-annual report for the period ended December 31, 2016.

26	JPMORGAN SMARTALLOCATION FUNDS	JUNE 30, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. June 2016.	AN-SAE-616

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2016 – $ 1,278,799

2015 – $1,204,795

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2016 – $206,100

2015 – $226,300

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2016 – $469,500

2015 – $464,300

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2016 – Not applicable

2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%

2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 - $29.9 million

2015 - $31.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Office
September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2016